UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3218
                                   ------------


                AXP Variable Portfolio - Investment Series, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     8/31
                         --------------
Date of reporting period:    8/31
                         --------------

Annual Report                                                   [LOGO]
                                                              RiverSource
                                                                    Investments

RiverSource(SM)
Variable Portfolio Funds

Annual Report

For the Period Ended Aug. 31, 2005

References to "Fund" throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

RiverSource(SM) Variable Portfolio - Balanced Fund
RiverSource(SM) Variable Portfolio - Cash Management Fund
RiverSource(SM) Variable Portfolio - Core Bond Fund
RiverSource(SM) Variable Portfolio - Diversified Bond Fund
RiverSource(SM) Variable Portfolio - Diversified Equity Income Fund RiverSource(SM) Variable Portfolio - Emerging Markets Fund
RiverSource(SM) Variable Portfolio - Global Bond Fund
RiverSource(SM) Variable Portfolio - Global Inflation Protected Securities Fund RiverSource(SM) Variable Portfolio - Growth Fund
RiverSource(SM) Variable Portfolio - High Yield Bond Fund
RiverSource(SM) Variable Portfolio - Income Opportunities Fund
RiverSource(SM) Variable Portfolio - International Opportunity Fund RiverSource(SM) Variable Portfolio - Large Cap Equity Fund
RiverSource(SM) Variable Portfolio - Large Cap Value Fund
RiverSource(SM) Variable Portfolio - Mid Cap Growth Fund
RiverSource(SM) Variable Portfolio - Mid Cap Value Fund
RiverSource(SM) Variable Portfolio - New Dimensions Fund(R)
RiverSource(SM) Variable Portfolio - S&P 500 Index Fund
RiverSource(SM) Variable Portfolio - Select Value Fund
RiverSource(SM) Variable Portfolio - Short Duration U.S. Government Fund RiverSource(SM) Variable Portfolio - Small Cap Advantage Fund
RiverSource(SM) Variable Portfolio - Small Cap Value Fund
RiverSource(SM) Variable Portfolio - Strategy Aggressive Fund

As of Oct. 1, 2005, the RiverSource brand replaced "American Express" and "AXP" in the name of the American Express(R) Variable Portfolio Funds. In addition to the brand name change, the following funds changed their names: AXP Variable Portfolio - Equity Select Fund changed its name to RiverSource Variable Portfolio - Mid Cap Growth Fund, AXP Variable Portfolio - Managed Fund changed its name to RiverSource Variable Portfolio - Balanced Fund, AXP Variable Portfolio - Partners Select Value Fund changed its name to RiverSource Variable Portfolio - Select Value Fund, AXP Variable Portfolio - Partners Small Cap Value Fund changed its name to RiverSource Variable Portfolio - Small Cap Value Fund, AXP Variable Portfolio - Threadneedle Emerging Markets Fund changed its name to RiverSource Variable Portfolio - Emerging Markets Fund and AXP Variable Portfolio - Threadneedle International Fund changed its name to RiverSource Variable Portfolio - International Opportunity Fund.

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

The RiverSource(SM) Variable Portfolio Funds provide several alternatives to consider for investment through your variable annuity contract or life insurance policy.

Table of Contents

2005 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

RiverSource VP - Balanced Fund
Portfolio Management Q&A                                                3
The Ten Largest Holdings                                                5
The Fund's Long-term Performance                                        7

RiverSource VP - Cash Management Fund
Portfolio Management Q&A                                                8

RiverSource VP - Core Bond Fund
Portfolio Management Q&A                                                9
The Ten Largest Holdings                                               10
The Fund's Long-term Performance                                       11

RiverSource VP - Diversified Bond Fund
Portfolio Management Q&A                                               12
The Ten Largest Holdings                                               13
The Fund's Long-term Performance                                       15

RiverSource VP - Diversified Equity Income Fund
Portfolio Management Q&A                                               16
The Ten Largest Holdings                                               17
The Fund's Long-term Performance                                       18

RiverSource VP - Emerging Markets Fund
Portfolio Management Q&A                                               19
The Ten Largest Holdings                                               20
The Fund's Long-term Performance                                       21

RiverSource VP - Global Bond Fund
Portfolio Management Q&A                                               22
The Ten Largest Holdings                                               23
The Fund's Long-term Performance                                       24

RiverSource VP - Global Inflation Protected Securities Fund
Portfolio Management Q&A                                               25
The Fund's Long-term Performance                                       27

RiverSource VP - Growth Fund
Portfolio Management Q&A                                               28
The Ten Largest Holdings                                               29
The Fund's Long-term Performance                                       30

RiverSource VP - High Yield Bond Fund
Portfolio Management Q&A                                               31
The Ten Largest Holdings                                               32
The Fund's Long-term Performance                                       33

RiverSource VP - Income Opportunities Fund
Portfolio Management Q&A                                               34
The Ten Largest Holdings                                               35
The Fund's Long-term Performance                                       36

RiverSource VP - International Opportunity Fund
Portfolio Management Q&A                                               37
The Ten Largest Holdings                                               38
The Fund's Long-term Performance                                       39

RiverSource VP - Large Cap Equity Fund
Portfolio Management Q&A                                               40
The Ten Largest Holdings                                               41
The Fund's Long-term Performance                                       42

RiverSource VP - Large Cap Value Fund
Portfolio Management Q&A                                               43
The Ten Largest Holdings                                               44
The Fund's Long-term Performance                                       45

RiverSource VP - Mid Cap Growth Fund
Portfolio Management Q&A                                               46
The Ten Largest Holdings                                               47
The Fund's Long-term Performance                                       48

RiverSource VP - Mid Cap Value Fund
Portfolio Management Q&A                                               49
The Ten Largest Holdings                                               50

RiverSource VP - New Dimensions Fund(R)
Portfolio Management Q&A                                               51
The Ten Largest Holdings                                               52
The Fund's Long-term Performance                                       53

RiverSource VP - S&P 500 Index Fund
Portfolio Management Q&A                                               54
The Ten Largest Holdings                                               55
The Fund's Long-term Performance                                       56

RiverSource VP - Select Value Fund
Portfolio Management Q&A                                               57
The Ten Largest Holdings                                               58
The Fund's Long-term Performance                                       59

RiverSource VP - Short Duration U.S. Government Fund
Portfolio Management Q&A                                               60
The Fund's Long-term Performance                                       62

RiverSource VP - Small Cap Advantage Fund
Portfolio Management Q&A                                               63
The Ten Largest Holdings                                               64
The Fund's Long-term Performance                                       66

RiverSource VP - Small Cap Value Fund
Portfolio Management Q&A                                               67
The Ten Largest Holdings                                               69
The Fund's Long-term Performance                                       70

RiverSource VP - Strategy Aggressive Fund
Portfolio Management Q&A                                               71
The Ten Largest Holdings                                               72
The Fund's Long-term Performance                                       73

Board Members and Officers                                             74

Proxy Voting                                                           75

Approval of Investment Management Services Agreement                   76

Report of Independent Registered Public Accounting Firm                78

Financial Statements                                                   79

Notes to Financial Statements                                         101

Investments in Securities                                             136

Fund Expenses Examples                                                227

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2   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Balanced Fund (formerly AXP VP - Managed Fund)

Below, the portfolio management team for RiverSource VP - Balanced Fund discusses the Fund's results and positioning for the annual period ended Aug. 31, 2005.

Q:  How did RiverSource VP - Balanced Fund perform for the  fiscal year?

A: RiverSource VP - Balanced Fund, which invests in a mix of stocks and bonds, rose 9.68% for the 12 months ended Aug. 31, 2005. The Fund underperformed its peer group, represented by the Lipper Balanced Funds Index, which returned 11.25%. The Russell 1000(R) Value Index rose 16.86%, while the S&P 500 Index, returned 12.56%. The Lehman Brothers Aggregate Bond Index (Lehman Index) rose 4.15% for the period. The Fund underperformed the Blended Index, which returned 11.72% for the annual period. The Blended Index consists of 60% Russell 1000(R) Value Index and 40% Lehman Brothers Aggregate Bond Index. The Fund captured more than 77% of the return potential of the equity market for the period, as measured by the S&P 500 Index, with a portfolio that was approximately two-thirds equities and one-third fixed income securities.

Q:  What factors had a significant effect on equity performance?

A: Stock selection overall detracted from the Fund's performance relative to the S&P 500 Index, while sector allocation had a rather neutral effect. Also, given the substantial gains in the S&P 500 Index during the 12-month period, the Fund's relatively conservative positioning was at a disadvantage.

    On the positive side, stock selection in telecommunications services and information technology helped the Fund's annual performance. So, too, did the Fund's large position in the strongly performing information technology sector and its modest exposure to the weaker industrials sector. From an individual stock perspective, maintaining a moderate position in pharmaceutical giant Pfizer was one of the Fund's greatest contributors. Pfizer continued to struggle along with most large pharmaceutical companies during the period. Sizable positions in integrated oil company ConocoPhillips, cell phone maker Nokia, energy equipment and services company Transocean, and Cendant, a provider of travel and residential real estate services, also helped.

    Unfortunately, these positives were not enough to offset the negative effects of poor stock selection in financials, consumer staples and consumer discretionary. Moderate allocations to the strongly performing utilities and energy sectors further detracted from results for the fiscal year. Individual detractors from performance included the portfolio's modest positions in the strongly performing stocks of energy giant Exxon Mobil, General Electric, and beverage and tobacco industry leader Altria Group.

Q: What factors significantly affected the fixed income portion of the Fund during the period?

A: On the positive side, the Fund maintained a shorter duration stance than the Lehman Index throughout the period, as we believed interest rates were headed higher as the economy gained traction and the Federal Reserve Board (the Fed) continued to tighten monetary policy in response. The Fund's duration was 3.8 years as of Aug. 31, 2005. In addition, for the first half of the fiscal year, we favored a "barbell" approach, whereby we emphasized longer maturity bonds and cash over short- to intermediate-term maturities. As the yield curve flattened through the second half of the period, with short-term rates rising more than long-term rates, the portfolio benefited from this "barbell" strategy.

[BAR CHART]

                             PERFORMANCE C0MPARISON
                        For the year ended Aug. 31, 2005

                  +9.68% +9.68% +11.72% +12.56% +4.15% +11.25%

 +9.68% = RiverSource VP - Balanced Fund
+16.86% = Russell 1000(R) Value Index (unmanaged)
+11.72% = Blended Index (unmanaged)
+12.56% = S&P 500 Index (unmanaged)
 +4.15% = Lehman Brothers Aggregate Bond Index (unmanaged)
+11.25% = Lipper Balanced Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

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3   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Balanced Fund

    The Fund's performance was further boosted by a general tilt in favor of high quality commercial mortgage-backed securities (CMBS) and asset-backed securities over U.S. Treasuries. The portfolio also had a sizable exposure to investment grade corporate bonds for most of the fiscal year, though we varied the allocation in response to changing valuations both within the sector and compared to other sectors. Strong issue selection within investment grade corporate bonds also helped the Fund's results. A modest allocation to high yield bonds further boosted the Fund's performance, as this fixed income sector performed well during the period and is not part of the Lehman Index.

    Finally, the Fund's return was also helped by a modest position in non-U.S. dollar bonds, or bonds denominated in foreign currency. We successfully found good entry and exit points within the non-U.S. dollar bond market that enabled us to add value when the U.S. dollar weakened in the latter months of 2004. The dollar fully regained its ground in the first seven months of 2005, and then weakened again in August. Remember, as the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa.

    Detracting somewhat from Fund returns was its positioning within the mortgage sector. The Fund maintained a defensive profile within the mortgage sector of premium coupon securities, which yield more than current market rates, and bonds that we believed would hold their values as rates migrated higher. However, the path to higher rates was quite gradual during the annual period. While this supported mortgage valuations during the period, our defensive positioning did not provide a significant performance advantage.

Q:  What changes did you make to the equity segment during  the period?

A: In general, we have been placing greater emphasis on more stable, higher quality, larger-cap companies through most of the fiscal year, seeking those companies that have more predictable profitability and defensive fundamentals at this point in both the economic cycle and the Fed's tightening cycle. We also sought to reduce risk by lowering the average valuation of holdings in the portfolio.

    We increased the Fund's technology, energy and utilities allocations during the 12-month period. Information technology stocks overall appeared inexpensive to their inherent value, and we took the opportunity to add to the sector. Energy stocks benefited from soaring oil prices and, toward the end of the fiscal year, from the supply/demand imbalance created by the devastating effects of Hurricane Katrina. Utilities stocks offered, in our view, an attractive level of stability -- especially as the trend toward dividends, both in terms of investor preference and in the number of companies either initiating or increasing dividend payments, continued through the period.

    We reduced the Fund's allocations to financials, health care and materials. The financials sector has become increasingly challenging for investors and historically has not performed well in a rising interest rate environment. Health care stocks overall and hospitals and health maintenance organizations (HMOs) in particular have performed well, and so we took the opportunity to sell select positions and take profits.

    As of Aug. 31, 2005, the Fund had over-index allocations to the information technology, consumer staples and industrials sectors relative to the S&P 500 Index. The Fund had smaller positions than the S&P 500 Index in the financials, utilities and health care sectors.

Q:  What changes did you make to the fixed income segment during the period?

A: We kept the Fund's duration shorter than the Lehman Index throughout the period, but we made minor tactical adjustments to portfolio duration based on changing market conditions.

    As the yield curve flattened dramatically, with long-term rates falling while short-term rates rose, we removed some of the Fund's yield curve flattening bias beginning in the spring of 2005 and we reduced the portfolio's sensitivity to changes in interest rates. We did this by seeking exposure to securities with maturities more evenly distributed across the yield curve. In our view, the yield curve flattening had largely run its course, and the portfolio's flattening bias had worked well, but was no longer an attractive risk-reward bet.

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4   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Balanced Fund

    The Fund's sector positioning remained generally unchanged. Through the year, we did adjust the Fund's exposure to high yield securities in response to shifts in the difference between the yields of these securities and U.S. Treasuries. We ended the fiscal year with the Fund near its lowest allocation to high yield bonds held during the 12 months. Generally, though, we continued to favor more conservative alternatives, such as AAA-rated CMBS, asset-backed securities and certain mortgage products, which, in our view, offer attractive yield as well as the kind of defensive characteristics we want in the current market environment.

    In all, the Fund's portfolio turnover was high but added value to the portfolio. A significant portion of the Fund's 131% turnover rate this past fiscal year was the result of "roll" transactions in liquid derivatives and U.S. Treasury notes. In the derivative securities, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. For U.S. Treasury notes, existing holdings are sold and newly minted securities with better liquidity are purchased. These transactions affect the Fund's turnover rate but do not change the risk exposure or result in material transaction costs.

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                    +9.68%
3 years                                  +10.15%
5 years                                   -0.81%
10 years                                  +7.26%
Since inception (4/30/86)                 +9.04%

at Sept. 30, 2005

1 year                                    +9.24%
3 years                                  +12.89%
5 years                                   +0.06%
10 years                                  +7.08%
Since inception (4/30/86)                 +9.01%

ASSET ALLOCATION & SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Stocks 61.4%
Financials 17.8%
Energy 8.9%
Consumer Discretionary 5.8%
Information Technology 5.4%
Consumer Staples 5.3%
Industrials 5.3%
Telecommunication Services 4.0%
Health Care 3.8%
Utilities 2.7%
Materials 2.4%

Bonds 35.5%
Mortgage-Backed 13.0%
Corporate Bonds* 7.9%
U.S. Government Obligations & Agencies 8.4%
Commercial Mortgage-Backed 3.9%
Asset-Backed 1.6%
Foreign Government 0.7%

Cash Equivalents
Short-Term Securities** 3.1%

   * Includes 3.1% Financials, 1.9% Telecommunication, 1.1% Utilities, 0.7% Consumer Discretionary, 0.5% Industrials, 0.2% Health Care, 0.2% Energy, 0.1% Consumer Staples and 0.1% Materials.

  ** Of the 3.1%, 1.2% is due to security lending activity and 1.9% is the Fund's cash equivalent position.

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Exxon Mobil                                2.7%                  $66,987,367
Citigroup                                  2.1                    51,857,164
Bank of America                            2.0                    51,311,166
U.S. Treasury 6.25% 2023                   1.6                    40,381,127
ConocoPhillips                             1.6                    39,801,120
Altria Group                               1.4                    33,914,578
American Intl Group                        1.3                    33,471,679
Chevron                                    1.2                    30,233,053
JP Morgan Chase & Co                       1.2                    28,881,431
Wells Fargo & Co                           0.9                    22,676,527

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 16.0% of portfolio assets

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

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5   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Balanced Fund

Q: How do you intend to manage the equity portion of the Fund in the coming months?

A: We believe the months ahead may well be a period of elevated risk for equity investors, as we are currently in the fourth year of economic expansion. Though we believe the economy will continue to grow, we think its growth rate will noticeably decelerate, especially given what we anticipate will be the Fed's ongoing tightening cycle. In the context of this economic outlook and what we consider to be high equity valuations, we feel it appropriate to be careful.

    We are maintaining our key portfolio themes. We continue to emphasize higher quality stocks over lower quality stocks that have high amounts of leverage or exhibit volatile earnings. We have tried to keep the average price/earnings ratio of our holdings below that of the Fund's equity benchmark, the S&P 500. We have focused on larger stocks because they tend to be more stable companies, especially in a decelerating economy. We have also sought to keep the portfolio's volatility close to or lower than that of the Fund's equity benchmark, thus positioning the Fund to perform better in a flat or down market.

Q: How do you intend to manage the fixed income portion of the Fund in the coming months?

A: We intend to maintain the Fund's duration shorter than that of the Lehman Index for the near term. Our best assessment at this time leads us to believe that the devastation caused by Hurricane Katrina will have only a transitory impact on the U.S. economy overall. We expect energy shortages to be temporary and oil prices to recede as refining and production capacities come back on line. We expect the Fed to focus on the risks to higher inflation caused by higher energy prices, supply-chain disruptions and the strain on resources resulting from the massive rescue, relief and rebuilding efforts now underway. As a result, we expect the Fed to continue to raise the targeted federal funds rate through the balance of 2005.

    We believe fixed income yields will move materially higher in the months ahead. As for yield curve positioning, we maintain only a modest flattening bias at this point. From a sector perspective, we intend to cautiously increase the Fund's allocation to investment grade corporate bonds, though, importantly, we continue to be very selective in adding names to the portfolio. We intend to maintain the Fund's sizable position in CMBS and asset-backed securities, as high quality yield enhancers. In mortgages, we plan to remain defensively positioned, emphasizing premium coupons, 15-year mortgages and attractive structural attributes. We intend to maintain the Fund's modest position in high yield bonds.

    Finally, we intend to maintain the Fund's moderate exposure to non-U.S. dollar bonds. The U.S. dollar's pressured path may experience fits and starts with short-lived periods of currency strength. However, we believe the U.S. dollar will likely remain at relatively weak levels going forward, as we expect the currency's structural problems to continue.

    We will continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months -- especially so in the aftermath of Hurricane Katrina. As always, we maintain a disciplined focus on individual security selection, with a goal of having larger positions than the Lehman Index in bonds that offer the greatest potential for outperforming the Lehman Index.

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6   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Balanced Fund
The Fund's Long-term Performance

[LINE CHART]

                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - BALANCED FUND
RiverSource VP - Blanced Fund   $10,000  $11,100  $14,162  $14,409  $17,720 $20,984  $16,920  $15,074  $16,491  $18,369 $20,147

Russell 1000(R) Value Index     $10,000  $11,754  $16,402  $17,040  $22,165 $23,085  $22,826  $19,829  $22,135  $26,014 $30,399

Blended Index                   $10,000  $11,217  $14,326  $15,266  $18,071 $19,066  $19,880  $18,960  $20,613  $23,285 $26,028

S&P 500 Index                   $10,000  $11,873  $16,699  $18,055  $25,240 $29,359  $22,198  $18,205  $20,402  $22,740 $25,596

Lehman Brothers Aggregate
Bond Index                      $10,000  $10,411  $11,452  $12,663  $12,764 $13,729  $15,424  $16,675  $17,402  $18,469 $19,236

Lipper Balanced Funds Index     $10,000  $11,042  $13,774  $14,392  $17,259 $19,337  $17,831  $16,278  $17,914  $19,544 $21,742
                                  '95      '96      '97      '98      '99     '00      '01      '02      '03      '04     '05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Balanced Fund (from 9/1/95 to 8/31/05) as compared to the performance of five widely cited performance indices, the Russell 1000(R) Value Index, the Blended Index, the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Blended Index consists of 60% Russell 1000 Value Index and 40% Lehman Brothers Aggregate Bond Index.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The indexes reflect reinvestment of all distributions and changes in market prices, but exclude brokerage commissions or other fees.

The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from S&P 500 Index to the Russell 1000(R) Value Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indices in this transition year. In the future, however, only the Russell 1000(R) Value Index will be included.

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7   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Cash Management Fund (formerly AXP VP - Cash Management Fund)

Below is the discussion of RiverSource VP - Cash Management Fund's results and positioning for the fiscal year ended Aug. 31, 2005.

Q: How did RiverSource VP - Cash Management Fund perform for the 12 months ended Aug. 31, 2005?

A: RiverSource VP - Cash Management Fund returned 1.92% for the fiscal year. The Fund's seven-day simple yield was 2.99% and its seven-day compound yield was 3.03% at Aug. 31, 2005.* The Fund serves as a conservative, shorter-term investment choice for individuals seeking current income.

Q:  What factors significantly affected the Fund's performance?

A: The Federal Reserve Board (the Fed) raised interest rates eight times during the fiscal year, each time at a measured 25 basis point (0.25%) pace. At the end of the fiscal year, the targeted federal funds rate stood at 3.50%. As the Fed raised rates, money market yields also moved higher. During the period, the market experienced some uncertainty surrounding the future path of the federal funds rate. As changing expectations of Fed actions were priced into or out of the market, we adjusted the Fund's duration accordingly to maximize yield. We managed the Fund's portfolio using a somewhat bulleted strategy, whereby a particular segment of the money market yield curve was emphasized. We focused on purchasing securities with one-to-three month maturities and generally avoided purchasing securities that offered a fixed yield for more than three months. In all, we kept the Fund's weighted average maturity in the 35-to-40 day range. As of Aug. 31, 2005, the Fund's weighted average maturity was 35 days.

Q:  What changes did you make to the Fund during the period?

A: We increased the Fund's allocation to floating rate securities. Since these securities reset to higher or lower interest rates as market rates rise or fall, we believed floating rate securities offered good value in a rising interest rate environment vs. fixed products and should enable us to continue to take advantage of anticipated rate increases. We also increased the Fund's exposure to asset-backed commercial paper, a type of high quality, short-term fixed income security, during the fiscal year, as these securities offered attractive relative value and higher yields than most other money market asset classes.

    As always, we attempt to maximize the Fund's yield without taking unnecessary risks. We continue to invest in high quality securities.

Q:  How do you plan to manage the Fund in the coming months?

A: Our best assessment at this time leads us to believe that the devastation caused by Hurricane Katrina will have only a transitory impact on the U.S. economy overall. We expect energy shortages to be temporary and oil prices to recede as refining and production capacities come back on line. We expect the Fed to focus on the risks to higher inflation caused by higher energy prices, supply-chain disruptions and the strain on resources resulting from the massive rescue, relief and rebuilding efforts now underway. As a result, we expect the Fed to continue to raise the targeted federal funds rate through the balance of 2005 and, consequently, we believe money market yields will continue to move higher in the months ahead. We intend to maintain positions that should benefit the Fund in this environment.

    We will continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, striving to strategically adjust our portfolio positioning accordingly.

[BAR CHART]

                                FUND PERFORMANCE
                        For the year ended Aug. 31, 2005

                                     +1.92%

+1.92% = RiverSource VP - Cash Management Fund

* Past performance does not guarantee future results. An investment in the Fund is neither insured nor guaranteed by the FDIC (Federal Deposit Insurance Corporation) or any other government agency. Yields will fluctuate. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund. The seven-day current yield more closely reflects the current earnings of the Fund than the total return.

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

Commercial Paper                                         69.6%
Floating Rate Notes                                      25.2%
Certificates of Deposit                                   5.2%

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                                   +1.92%
3 years                                                  +1.03%
5 years                                                  +1.92%
10 years                                                 +3.51%
Since inception (10/13/81)                               +5.56%

at Sept. 30, 2005

1 year                                                   +2.09%
3 years                                                  +1.08%
5 years                                                  +1.87%
10 years                                                 +3.50%
Since inception (10/13/81)                               +5.55%

--------------------------------------------------------------------------------
8   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Core Bond Fund (formerly AXP VP - Core Bond Fund)

Below, the portfolio management team for RiverSource VP - Core Bond Fund discusses the Fund's results and positioning for the annual period ended Aug. 31, 2005.

Q:  How did RiverSource VP - Core Bond Fund perform for the  fiscal year?

A: RiverSource VP - Core Bond Fund gained 3.64% for the 12 months ended Aug. 31, 2005. The Fund underperformed both its benchmark, the Lehman Brothers Aggregate Bond Index (Lehman Index), which rose 4.15%, and the Lipper Intermediate Investment Grade Index, representing the Fund's peer group, which advanced 4.38%.

Q:  What market conditions were present during the annual period?

A: Overall, the fixed income yield curve flattened significantly during the fiscal year, with long-term rates falling while short-term rates rose. This dramatic reshaping of the yield curve was driven by the Federal Reserve Board's (the Fed) decision to tighten monetary policy a total of eight times during the period. This put upward pressure on short-term bond yields, and moderate economic growth put downward pressure on intermediate/long-term bond yields. Strong global demand for U.S. financial assets -- notably from foreign central banks -- also contributed to keeping intermediate bond yields low.

    Investment grade corporate bonds performed well for the fiscal year, but stumbled significantly in March and April 2005. Mortgages performed well during the period because the environment was generally positive for mortgages, as volatility declined significantly and prepayments were fairly predictable. Somewhat offsetting these positives were important changes in the agencies, such as Fannie Mae and Freddie Mac, which began to shrink their portfolio of mortgage-backed securities in response to increased oversight from Congress. Also, the dramatic flattening of the yield curve lessened the incentive for banks and other financers to borrow via short rates and invest in longer maturities.

Q:  What factors most significantly affected Fund performance?

A: Detracting somewhat from Fund returns were the holdings within the mortgage sector. The Fund maintained a defensive profile within this sector of higher coupon securities and bonds that we believed would hold their values as rates migrated higher. However, the path to higher rates was quite gradual during the fiscal period. This defensive positioning did not provide a significant performance advantage.

    On the positive side, the Fund maintained a shorter duration than the Lehman Index throughout the period, since we believed interest rates were headed higher as the economy gained traction and the Fed continued to tighten monetary policy as a result. The Fund's duration was 3.8 years as of Aug. 31, 2005. In addition, for the first half of the fiscal year, we emphasized longer maturity bonds and cash over short- to intermediate-term maturities. As the yield curve flattened through the second half of the period, with short-term rates rising more than long-term rates, the portfolio benefited from this strategy.

    The Fund benefited from its exposure to high quality commercial mortgage-backed securities, which are securities based on pools of commercial mortgages, and asset-backed securities. The Fund had a sizable exposure to investment grade corporate bonds for most of the fiscal year, and strong issue selection helped the Fund's results.

    The Fund's return was also helped by a modest position in non-U.S. dollar bonds. We successfully were able to add value when the U.S. dollar weakened in the latter months of 2004. Although the dollar fully regained its ground in the first seven months of 2005, it weakened again in August. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa.

Q:  What changes did you make to the Fund and how is it  currently positioned?

A: We kept the Fund's duration shorter than the Lehman Index throughout the period, but we made minor adjustments to portfolio duration based on changing market conditions.

    As the yield curve flattened dramatically, we reduced the portfolio's sensitivity to changes in interest rates. We did this by seeking exposure to securities with maturities more evenly distributed across the yield curve. In our view, the yield curve flattening had largely run its course.

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                              +3.64% +4.15% +4.38%

+3.64% = RiverSource VP - Core Bond Fund
+4.15% = Lehman Brothers Aggregate Bond Index (unmanaged)
+4.38% = Lipper Intermediate Investment Grade Index

(See "The Fund's Long-term Performance" for Index descriptions)

There are risks associated with an investment in a bond fund, including the impact of interest rates, credit, and inflation. These and other risk considerations are discussed in the fund's prospectus. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.

--------------------------------------------------------------------------------
9   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Core Bond Fund

    The Fund's sector positioning remained generally unchanged. We continued to favor more conservative alternatives, such as AAA-rated commercial mortgage-backed securities, asset-backed securities and certain mortgage products, which, in our view, offer attractive yield as well as the kind of defensive characteristics we want in the current market environment.

    In all, the Fund's portfolio turnover was high but added value to the portfolio. A significant portion of the Fund's 339% turnover rate this past fiscal year was the result of "roll" transactions in liquid derivatives and U.S. Treasury notes. In the derivative securities, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. For U.S. Treasury notes, existing holdings are sold and newly minted securities with better liquidity are purchased. These transactions affect the Fund's turnover rate but do not change the risk exposure or result in material transaction costs.

Q:  How do you intend to manage the Fund in the coming months?

A: We intend to maintain the Fund's duration shorter than that of the benchmark, the Lehman Index, for the near term. Our best assessment at this time leads us to believe that the devastation caused by Hurricane Katrina will have only a transitory impact on the U.S. economy overall. We expect energy shortages to be temporary and oil prices to recede as refining and production capacities come back on line. We expect the Fed to focus on the risks to higher inflation caused by higher energy prices, supply-chain disruptions and the strain on resources resulting from the massive rescue, relief and rebuilding efforts now underway. As a result, we expect the Fed to continue to raise the targeted federal funds rate through the balance of 2005.

    We believe fixed income yields will move higher in the months ahead. From a sector perspective, we intend to cautiously increase the Fund's allocation to investment grade corporate bonds, though, importantly, we continue to be very selective in adding names to the portfolio. We intend to maintain the Fund's position in commercial mortgage-backed securities and asset-backed securities because they offer higher yields. In mortgages, we plan to remain defensively positioned, emphasizing premium coupons, 15-year mortgages and attractive structural attributes.

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Mortgage-Backed 30.3%
U.S. Government Obligations & Agencies 26.3%
Corporate Bonds* 16.0%
Short-Term Securities 13.2%
Commercial Mortgage-Backed 9.7%
Commercial Mortgage-Backed 9.7%
Asset-Backed 2.9%
Foreign Government 1.6%

* Includes 7.0% Financials, 4.3% Telecommunication, 1.9% Utilities, 1.1% Industrials, 0.8% Consumer Discretionary, 0.6% Health Care, 0.2% Consumer Staples and 0.1% Energy.

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Verizon Pennsylvania
5.65% 2011                                 1.6%                   $1,003,843
Citigroup
4.63% 2010                                 1.1                       705,867
Wells Fargo Bank NA
6.45% 2011                                 1.1                       675,531
Sprint Capital
7.63% 2011                                 1.0                       640,037
Bundesrepublik Deutschland
6.00% 2007                                 0.8                       529,446
Bank of America
4.50% 2010                                 0.8                       521,769
TELUS
8.00% 2011                                 0.7                       459,465
Washington Mutual
3.89% 2045                                 0.7                       442,690
Tyco Intl Group
6.75% 2011                                 0.6                       379,924
HSBC Finance
5.00% 2015                                 0.6                       361,875

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 9.0% of portfolio assets

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                    +3.64%
Since inception (2/4/04)                  +3.38%

at Sept. 30, 2005

1 year                                    +2.35%
Since inception (2/4/04)                  +2.60%

--------------------------------------------------------------------------------
10   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Core Bond Fund

    Finally, we intend to maintain the Fund's moderate exposure to non-U.S. dollar bonds. The U.S. dollar's pressured path may experience fits and starts with short-lived periods of currency strength. However, we believe the U.S. dollar will likely remain at relatively weak levels going forward, as we expect the currency's structural problems to continue.

    We will continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months -- especially so in the aftermath of Hurricane Katrina. As always, we maintain a disciplined focus on individual security selection, with a goal of having larger positions than the Lehman Index in bonds that offer the greatest potential for outperforming the Lehman Index.

The Fund's Long-term Performance

[LINE CHART]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - CORE BOND FUND

RiverSource VP - Core Bond Fund                 $10,000  $10,082  $9,861   $10,168  $10,211 $10,311  $10,456  $10,539

Lehman Brothers Aggregate Bond Index            $10,000  $10,108  $9,879   $10,224  $10,256 $10,353  $10,552  $10,648

Lipper Intermediate Investment Grade Index      $10,000  $10,097  $9,877   $10,197  $10,240 $10,359  $10,534  $10,644
                                                 2/1/04    2/04    5/04      8/04    11/04    2/05     5/05     8/05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Core Bond Fund (from 2/1/04 to 8/31/05) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
11   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Diversified Bond Fund (formerly AXP VP - Diversified Bond Fund)

Below, the portfolio management team for RiverSource VP - Diversified Bond Fund discusses the Fund's results and positioning for the annual period ended Aug. 31, 2005.

Q:  How did RiverSource VP - Diversified Bond Fund perform for the fiscal year?

A: RiverSource VP - Diversified Bond Fund gained 4.27% for the 12 months ended Aug. 31, 2005. The Fund outperformed its benchmark, the Lehman Brothers Aggregate Bond Index (Lehman Index), which rose 4.15%. However, the Fund underperformed the Lipper Intermediate Investment Grade Index, representing the Fund's peer group, which advanced 4.38%.

Q:  What market conditions were present during the annual period?

A: Overall, the fixed income yield curve flattened significantly during the fiscal year, with long-term rates falling while short-term rates rose. This dramatic reshaping of the yield curve was driven by the Federal Reserve Board's (the Fed) decision to tighten monetary policy a total of eight times during the period. This put upward pressure on short-term bond yields, and moderate economic growth put downward pressure on intermediate/long-term bond yields. Strong global demand for U.S. financial assets -- notably from foreign central banks -- also contributed to keeping intermediate bond yields low.

    High yield and emerging market debt outperformed other fixed income assets during the period, as these sectors benefited from both solid fundamentals and a strong demand for the extra yield these sectors historically can provide. Investment grade corporate bonds also performed well for the fiscal year, but stumbled significantly in March and April.

    Mortgages performed well during the period, because the environment was generally positive for mortgages, as volatility declined significantly and prepayments were fairly predictable. Somewhat offsetting these positives were important changes in the agencies, such as Fannie Mae and Freddie Mac, which began to shrink their portfolio of mortgage-backed securities in response to increased oversight from Congress. Also, the dramatic flattening of the yield curve lessened the incentive for banks and other financers to borrow via short rates and invest in longer maturities.

Q:  What factors most significantly affected Fund performance?

A: On the positive side, the Fund maintained a shorter duration than the Lehman Index throughout the period, since we believed interest rates were headed higher as the economy gained traction and the Fed continued to tighten monetary policy as a result. The Fund's duration was 3.8 years as of Aug. 31, 2005. In addition, for the first half of the fiscal year, we emphasized longer maturity bonds and cash over short- to intermediate-term maturities. As the yield curve flattened through the second half of the period, with short-term rates rising more than long-term rates, the portfolio benefited from this strategy.

    The Fund benefited from its exposure to high quality commercial mortgage-backed securities, which are securities based on pools of commercial mortgages, and asset-backed securities. The Fund had a sizable exposure to investment grade corporate bonds for most of the fiscal year, and strong issue selection helped the Fund's results. A modest allocation to high yield bonds further boosted the Fund's performance, as this sector as a whole performed well during the period.

    The Fund's return was also helped by a modest position in non-U.S. dollar bonds. We successfully were able to add value when the U.S. dollar weakened in the latter months of 2004. Although the dollar fully regained its ground in the first seven months of 2005, it weakened again in August. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa.

    Detracting somewhat from Fund returns were the Fund's holdings within the mortgage sector. The Fund maintained a defensive profile within this sector of higher coupon securities and bonds that we believed would hold their values as rates migrated higher. However, the path to higher rates was quite gradual during the fiscal period. This defensive positioning did not provide a significant performance advantage.

[BAR CHART]
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                              +4.27% +4.15% +4.38%

+4.27% = RiverSource VP - Diversified Bond Fund
+4.15% = Lehman Brothers Aggregate Bond Index (unmanaged)
+4.38% = Lipper Intermediate Investment Grade Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
12   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

Q:  What changes did you make to the Fund and how is it  currently positioned?

A: We kept the Fund's duration shorter than the Lehman Index throughout the period, but we made minor adjustments to portfolio duration based on changing market conditions.

    As the yield curve flattened dramatically, we reduced the portfolio's sensitivity to changes in interest rates. We did this by seeking exposure to securities with maturities more evenly distributed across the yield curve. In our view, the yield curve flattening had largely run its course.

    The Fund's sector positioning remained generally unchanged. Through the year, we did adjust the Fund's exposure to high yield securities in response to shifts in the difference between the yields of these securities and U.S. Treasuries. We ended the fiscal year with the Fund near its lowest allocation to high yield bonds held during the 12 months. Generally, though, we continued to favor more conservative alternatives, such as AAA-rated commercial mortgage-backed securities, asset-backed securities and certain mortgage products, which, in our view, offer attractive yield as well as the kind of defensive characteristics we want in the current market environment.

    In all, the Fund's portfolio turnover was high but added value to the portfolio. A significant portion of the Fund's 293% turnover rate this past fiscal year was the result of "roll" transactions in liquid derivatives and U.S. Treasury notes. In the derivative securities, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. For U.S. Treasury notes, existing holdings are sold and newly minted securities with better liquidity are purchased. These transactions affect the Fund's turnover rate but do not change the risk exposure or result in material transaction costs.

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                                   +4.27%
3 years                                                  +4.87%
5 years                                                  +5.55%
10 years                                                 +5.41%
Since inception (10/13/81)                               +9.34%

at Sept. 30, 2005

1 year                                                   +2.84%
3 years                                                  +4.19%
5 years                                                  +5.27%
10 years                                                 +5.16%
Since inception (10/13/81)                               +9.26%

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Mortgage-Backed 33.0%
U.S. Government Obligations & Agencies 24.8%
Corporate Bonds* 19.0%
Commercial Mortgage-Backed 9.9%
Short-Term Securities** 7.8%
Asset-Backed 3.8%
Foreign Government 1.7%

 * Includes 6.8% Financials, 4.8% Telecommunication, 2.8% Utilities, 1.6% Consumer Discretionary, 1.3% Industrials, 0.6% Energy, 0.6% Health Care, 0.3% Materials, and 0.2% Consumer Staples.

** Of the 7.8%, 1.6% is due to security lending activity and 6.2% is the Fund's cash equivalent position.

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Verzion Pennsylvania
5.65% 2011                                 1.6%                  $31,676,480
Citigroup
4.63% 2010                                 1.2                    23,999,515
Sprint Capital
7.63% 2011                                 1.1                    21,446,950
Wells Fargo Bank NA
6.45% 2011                                 1.0                    19,357,231
Bundesrepublik Deutschland
6.00% 2007                                 0.9                    17,299,561
TELUS
8.00% 2011                                 0.8                    16,232,498
Tyco Intl Group
6.75% 2011                                 0.6                    12,124,520
HSBC Finance
5.00% 2015                                 0.6                    11,494,542
KFW Intl Finance
2.50% 2005                                 0.6                    11,232,179
Cardinal Health
4.00% 2015                                 0.5                    10,528,143

Excludes U.S. Treasury and government agency holdings.

For further detail about these holdings, please refer to the section entitled "Investors in Securities."

[PIE CHART]

The 10 holdings listed here make up 8.9% of portfolio assets

--------------------------------------------------------------------------------
13   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

Q:  How do you intend to manage the Fund in the coming months?

A: We intend to maintain the Fund's duration shorter than that of the benchmark, the Lehman Index for the near term. Our best assessment at this time leads us to believe that the devastation caused by Hurricane Katrina will have only a transitory impact on the U.S. economy overall. We expect energy shortages to be temporary and oil prices to recede as refining and production capacities come back in line. We expect the Fed to focus on the risks to higher inflation caused by higher energy prices, supply-chain disruptions and the strain on resources resulting from the massive rescue, relief and rebuilding efforts now underway. As a result, we expect the Fed to continue to raise the targeted federal funds rate through the balance of 2005.

    We believe fixed income yields will move higher in the months ahead. From a sector perspective, we intend to cautiously increase the Fund's allocation to investment grade corporate bonds, though, importantly, we continue to be very selective in adding names to the portfolio. We intend to maintain our position in commercial mortgage-backed securities and asset-backed securities because they offer higher yields. In mortgages, we plan to remain defensively positioned, emphasizing premium coupons, 15-year mortgages and attractive structural attributes. We intend to maintain the Fund's modest position in high yield bonds and may increase it if the market offers opportunity.

    Finally, we intend to maintain the Fund's moderate exposure to non-U.S. dollar bonds. The U.S. dollar's pressured path may experience fits and starts with short-lived periods of currency strength. However, we believe the U.S. dollar will likely remain at relatively weak levels going forward, as we expect the currency's structural problems to continue.

    We will continue to monitor job creation and inflation numbers, as they remain key indicators for the economy in the coming months -- especially so in the aftermath of Hurricane Katrina. As always, we maintain a disciplined focus on individual security selection, with a goal of having larger positions than the Lehman Index in securities that offer the greatest potential for outperforming the Lehman Index.

--------------------------------------------------------------------------------
14   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

The Fund's Long-term Performance
[LINE CHART]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - DIVERSIFIED BOND FUND

RiverSource VP - Diversified
Bond Fund                       $10,000  $10,582  $11,877  $12,060  $12,350 $12,929  $14,231  $14,686  $15,347  $16,240 $16,934
Lehman Brothers Aggregate
Bond Index                      $10,000  $10,411  $11,452  $12,663  $12,764 $13,729  $15,424  $16,675  $17,402  $18,469 $19,236
Lipper Intermediate Investment
Grade Index                     $10,000  $10,394  $11,391  $12,473  $12,528 $13,352  $14,996  $15,873  $16,727  $17,754 $18,532
                                  '95       '96      '97      '98      '99     '00      '01      '02      '03      '04     '05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Diversified Bond Fund (from 9/1/95 to 8/31/05) as compared to the performance of two widely cited performance indices, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Intermediate Investment Grade Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
15   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Diversified Equity Income Fund (formerly AXP VP - Diversified Equity Income Fund)

Below, portfolio managers Warren Spitz, Steve Schroll and Laton Spahr discuss the results and positioning for RiverSource VP - Diversified Equity Income Fund for the 12 months ended Aug. 31, 2005.

Q: How did RiverSource VP - Diversified Equity Income Fund perform for the fiscal year?

A: RiverSource VP - Diversified Equity Income Fund gained 25.59% for the 12 months ended Aug. 31, 2005. The Fund notably outperformed its benchmark, the Russell 1000(R) Value Index, which advanced 16.86% for the period. The Fund also outperformed the Lipper Equity Income Funds Index, representing its peer group, which rose 14.26% over the same time frame.

Q:  What factors most significantly affected the Fund's performance?

A: Contributing most to the Fund's annual performance was its significant exposure to and stock selection within the energy sector. Within energy, Halliburton, McDermott International and Petroleo Brasileiro ADR (Petrobras) were outstanding individual stock performers. Further boosting the Fund's relative returns was a sizable allocation to producer durables, with Caterpillar the strongest individual stock performer within the sector. In other sectors, PacifiCare Health Systems in the health care sector and Altria in the consumer staples sector also performed well. The Fund further benefited from the fact that higher dividend-paying sectors outperformed lower dividend-paying sectors for the annual period overall.

    There were no major detractors from a sector allocation perspective during the fiscal year. However, financials firm Fannie Mae was the among the Fund's worst individual stock performers for the period. Also detracting from relative results were positions in paper and packaging leader International Paper and insurance firm XL Capital. We continued to hold Fund positions in each of these three stocks.

Q:  What changes did you make to the Fund?

A: We increased the Fund's position in energy overall, with a focus on the exploration and production and oil services industries. We actually reduced the Fund's exposure to integrated oils. We also added to the Fund's information technology holdings, while still maintaining a modest exposure to this sector. Our emphasis within this sector was on semiconductor companies. For example, we established a position in industry bellwether Intel, as the stock had lagged during the period along with the technology sector overall, and we sought to take advantage of the opportunity to buy the stock at an attractive valuation.

    We reduced the Fund's position in materials, although we still retained a significant allocation to this sector. Within the health care sector, we sold the Fund's long-time holding in PacifiCare Health Systems, taking profits upon the announcement of its pending acquisition by United Healthcare.

Q:  How do you intend to manage the Fund in the coming months?

A: We are reasonably confident the U.S. economy will continue to grow. Our best assessment at this time leads us to believe that the devastation caused by Hurricane Katrina will have only a transitory impact on the U.S. economy and thus will not be the catalyst for any shift in our management strategy. For the near term, we do believe the Federal Reserve Board (the Fed) will likely continue to raise short-term interest rates before year-end 2005 despite the relief and rebuilding efforts following Katrina. In addition, Katrina may have a beneficial effect on the industrials sector, where the Fund has had a significant allocation for some time now, as the hurricane highlighted the need for infrastructure improvements not only along the Gulf Coast but in many other parts of the nation as well. That said, though the pace of economic growth ahead and the direction of Fed action may be less than certain due to recent events, neither our positioning of the Fund nor our allocation strategy going forward are highly dependent on these macro factors.

    Within the equity market, we believe that increased levels of merger and acquisition activity seen of late will likely continue to be a factor in the coming months. Just as several Fund holdings benefited from such activity during the fiscal year just ended, we expect select portfolio positions to benefit from corporate restructuring in the months ahead. We further believe that style investing may become less critical going

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                             +25.59% +16.86% +14.26%

+25.59% = RiverSource VP - Diversified Equity Income Fund
+16.86% = Russell 1000(R) Value Index (unmanaged)
+14.26% = Lipper Equity Income Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

Stocks of small- and mid-capitalization companies involve substantial risk. Historically, these stocks have experienced greater price volatility than stocks of larger companies, and they can be expected to do so in the future.

--------------------------------------------------------------------------------
16   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

    forward, with equity returns increasingly dependent on individual industry and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and, eventually, higher labor costs. Still, we will stay disciplined to our deep value style of investing.

    Finally, we remain optimistic about dividend-paying stocks. Current yield on dividend-paying stocks is still quite attractive relative to fixed income alternatives at present, and we anticipate this trend will continue. In addition, as rhetoric surrounding potential inflationary pressures grows, it is worth noting that unlike Treasury bonds, which pay a fixed rate of income and may not keep pace with inflation, stock dividends have historically outpaced the inflation rate. Interestingly, in the first half of 2005, dividends started growing faster than corporate profits. In the first quarter of 2005, corporate earnings grew by less than 14%, while dividends increased by almost 16%. In the second quarter, dividends jumped by nearly 13%, or almost double the estimated 7% rate of profit growth.* Dividends typically have grown faster than earnings only in economic downturns, like in 2001. However, this phenomenon is happening now midway into a business cycle -- a rare occurrence. Furthermore, evidence indicates that there is great potential for this trend to continue.

    Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward. The pace of corporate dividend increases continued to accelerate both in frequency and in magnitude during the annual period, with a growing number of companies either initiating or increasing dividend payments.

* Source: New York Times July 10, 2005. Article entitled "As Earnings Slow, Dividends Pick up the Slack"

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                   +25.59%
3 years                                  +19.98%
5 years                                   +8.23%
Since inception (9/15/99)                 +7.60%

at Sept. 30, 2005

1 year                                   +24.23%
3 years                                  +26.16%
5 years                                   +8.68%
Since inception (9/15/99)                 +7.84%

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Industrials 24.6%
Financials 23.7%
Energy 18.5%
Telecommunication Services 7.2%
Materials 5.7%
Consumer Discretionary 4.5%
Short-Term Securities* 4.4%
Health Care 4.1%
Information Technology 3.5%
Consumer Staples 3.3%
Utilities 0.5%

* Of the 4.4%, 1.8% is due to security lending activity and 2.6% is the Fund's cash equivalent position.

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Caterpillar                                3.6%                  $62,076,663
Citigroup                                  3.3                    56,463,300
Halliburton                                2.5                    42,684,936
General Electric                           2.1                    37,055,294
XL Capital Cl A                            2.1                    36,800,249
Chevron                                    2.0                    33,685,145
Bank of America                            1.9                    32,784,557
Altria Group                               1.9                    32,012,960
Baker Hughes                               1.8                    31,084,625
McDermott Intl                             1.8                    30,963,710

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 23.0% of portfolio assets

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
17   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

The Fund's Long-term Performance
[LINE CHART]

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - DIVERSIFIED EQUITY INCOME FUND
RiverSource VP - Diversified Equity Income Fund         $10,000  $10,421  $10,688  $8,961   $10,484 $12,322  $15,475

Russell 1000(R) Value Index                             $10,000  $10,793  $10,672  $9,271   $10,349 $12,162  $14,213

Lipper Equity Income Funds Index                        $10,000  $10,834  $10,585  $9,159   $9,953  $11,411  $13,039
                                                        10/1/99    8/00     8/01     8/02     8/03    8/04     8/05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Diversified Equity Income Fund (from 10/1/99 to 8/31/05) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
18   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Emerging Markets Fund (formerly AXP VP - Threadneedle Emerging Markets Fund)

Below, RiverSource VP - Emerging Markets Fund portfolio managers Julian Thompson and Jules Mort of Threadneedle describe the Fund's results and positioning for the 12 months ended Aug. 31, 2005.

Q: How did RiverSource VP - Emerging Markets Fund perform for the fiscal year ended Aug. 31, 2005?

A: The Fund returned 39.60% for the 12-month period. The Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (MSCI Index), returned 42.40% over the same period. The Fund's peer group, the Lipper Emerging Markets Funds Index, returned 41.96% for the year.

Q:  What factors most significantly affected performance?

    Asset allocation was the main driver of performance. Latin America was up more than 64%, Europe, the Middle East and Africa (EMEA) rose more than 51% and Asia was up more than 31% over the course of the 12-month reporting period. The Fund consistently held a greater exposure to Latin America than did the MSCI Index, and because Latin America clearly outperformed other regions, our larger position relative to the MSCI Index's position, was a very positive contributor to performance. Also throughout the year, we had more exposure to EMEA and significantly less exposure to Asia compared to the MSCI Index.

    At the country level, our largest position above that of the MSCI Index was Mexico, up 54% (in U.S. dollar terms) over the course of the year. We also maintained a consistently larger position than did the MSCI Index in Brazil, which was up 75.5%. Outside of the Latin American region, we were very positive on Russia throughout the period, which rose 44.7%. Although South Korea performed very well, up nearly 47%, the Fund had a smaller position there than did the MSCI Index, and having a smaller exposure in South Korea hurt performance. On the other hand, having lesser positions in China, Taiwan and Malaysia than did the MSCI Index benefited the Fund. China, Taiwan and Malaysia gained 28.6%, 10.7% and 13%, respectively and proved to be disappointing compared to other countries' developing markets over the year.

    Sector weighting impacted performance significantly. By having positions in the energy and utilities sectors that were less than the MSCI Index for much of the year, performance suffered. Energy and utilities were the best performing sectors, with energy up 63% and utilities up nearly 45% over the 12-month period. We missed much of that run up.

    Stock selection also contributed to performance. Among the note-worthy individual stocks were Banco Bradesco, a Brazilian bank, rising approximately 130% in a year. We added Banco Bradesco in the second half of the period and benefited from some of its substantial gains. American Movil is a wireless telephone company that operates throughout Latin America. We have enjoyed strong performance throughout the period with that stock rising approximately 90%. Cia Vale do Rio Doce, a Brazilian iron ore producer, is another long-term holding that has done very well this year, rising 70%. On the other hand, some stocks were a drag on performance. The worst performing stocks were in Taiwan's banking sector. Taishin Financial Holdings was one example. We had concerns about the asset quality of their unsecured loans, and consequently sold the stock. Commercial bank Chinatrust Financial Holding and insurance-related company Cathay Financial Holding delivered undistinguished performance. We have kept, but reduced, our positions in these two companies because we still hold conviction that they will improve. CheckPoint Software, an Israeli company, was a long-term holding in the Fund. The company had disappointing revenue growth and did not deliver on new product expectations. We sold our entire position in CheckPoint Software in the second half of the period.

Q:  What changes did you make to the Fund and how is it  currently positioned?

A: Increasing the Fund's energy weighting was perhaps the most significant change. We began the fiscal year with an energy position approximately 5% less than that of the MSCI Index. We ended the year with a position greater than the MSCI Index, by 1.5%. As discussed above, being "light" on energy early in the year was a drag on performance. Late in the reporting period, we changed our expectations regarding the outlook for oil prices, and became very

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                            +39.60% +42.40% +41.96%

+39.60% = RiverSource VP - Emerging Markets Fund
+42.40% = MSCI Emerging Markets Index (unmanaged)
+41.96% = Lipper Emerging Markets Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

International investing involves increased risk and volatility, not typically associated with domestic investing, due to changes in currency exchange rates, foreign government regulations, differences in auditing and accounting standards, potential political and economic instability, limited liquidity, and volatile prices. The risks of international investing are particularly significant in emerging markets.

--------------------------------------------------------------------------------
19   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Emerging Markets Fund

    positive on energy. We raised our exposure to both the energy sector and Asia by buying CNOOC, the Chinese oil company. You may recall that CNOOC tried to purchase California-based energy company Unocal and was not successful in that acquisition, but its stock sold off to what we considered to be a very attractive level and has subsequently recovered.

    We had been increasingly confident that the economic recovery underway was structural rather than cyclical. In other words, the low interest rates were expected to stay low and that the currency was not vulnerable in the near term. This gave us confidence to invest in the domestic economy in South Africa. ABSA Group accounts for approximately 30% of the South African mortgage market and was recently acquired by U.K. financial giant, Barclays. The acquisition was very supportive to ABSA Group's stock, which we are still able to hold.

    We took some profits in Latin America and reinvested them elsewhere. Although we continue to have strong conviction regarding investment in Latin America, certain markets there have become much more volatile, so we have sold or lessened some of our holdings. In Brazil, for example, various political scandals are coming to light, which will likely impact the presidential election in 2006. Also in Latin America, we reduced our exposure in Mexico. That country is also preparing for a presidential election next year which could heighten volatility in their market. Both Brazilian and Mexican markets have done exceptionally well this year.

    We saw signs of economic recovery beginning to show through in South Korea's domestic consumption sector and raised our exposure to the Korean financial sector.

    We have maintained a domestic focus in the Fund for much of the year. We concentrated on those sectors providing direct benefit to the country's population, such as consumer staples and financials, which rose 45% and 47.5%, respectively.

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                   +39.60%
3 years                                  +25.41%
5 years                                   +7.65%
Since inception (5/1/00)                  +5.91%

at Sept. 30, 2005

1 year                                   +44.33%
3 years                                  +32.04%
5 years                                  +12.19%
Since inception (5/1/00)                  +7.42%

COUNTRY COMPOSITION
Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

South Korea 15.8%
Taiwan 11.0%
Brazil 10.5%
South Africa 10.0%
Mexico 9.5%
India 6.9%
China 6.3%
Russia 6.2%
Cash & Short-Term Securities 3.5%
Thailand 3.2%
Hong Kong 3.0%
Israel 3.0%
Hungary 2.0%
Turkey 1.6%
Czechoslovakia Federal Republic 1.4%
Egypt 1.4%
United Kingdom 1.4%
Argentina 1.0%
Netherlands 1.0%
Other* 1.3%

* Includes Finland, Indonesia and Poland.

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Samsung Electronics (South Korea)          6.4%                  $12,068,746
Petroleo Brasileiro ADR (Brazil)           3.8                     7,296,623
LUKOIL ADR (Russia)                        3.1                     5,969,598
Cia Vale do Rio Doce ADR (Brazil)          3.1                     5,960,970
America Movil ADR Series L (Mexico)        2.7                     5,076,917
CNOOC (China)                              2.6                     4,972,868
Kookmin Bank (South Korea)                 2.4                     4,557,814
Taiwan Semiconductor Mfg (Taiwan)          2.1                     3,995,922
Sasol (South Africa)                       2.0                     3,709,395
Grupo Televisa ADR (Mexico)                1.7                     3,245,002

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 29.9% of portfolio assets

--------------------------------------------------------------------------------
20   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Emerging Markets Fund

Q:  What is the Fund's tactical view and strategy for the months ahead?

A: The Fund's strategy remains largely focused on domestic growth companies. We have reduced exposure to more cyclical areas, such as steel, and have little exposure to other basic industries, such as chemicals and paper. Rather, the Fund is focused on domestic sectors, such as consumer discretionary, consumer staples and pharmaceuticals. At the end of the reporting period, the Fund is overweight in the energy sector but underweight in materials, industrials and telecommunication services relative to the MSCI Index.

    The outlook for emerging markets remains strong. Although emerging markets tend to underperform during a US interest-rate tightening cycle, it has not been a normal cycle, so far. Moreover, there are signs that domestic interest rates have peaked in Latin America and will begin to fall from their current high levels. Meanwhile, high commodity prices are likely to continue to support oil-producing economies such as Mexico, Russia and Indonesia. Liquidity also remains strong in Asian markets.

    We are encouraged by a continued high level of liquidity in emerging markets despite the slightly stronger dollar since the beginning of the year. We are seeing very strong commodity prices, which are unusual with a strong dollar. These strong prices reflect the extent of demand in commodity-hungry China, while other emerging market countries like Brazil and Mexico that are net exporters of commodities, in particular minerals and crude oil, benefit from the demand. Stronger commodity prices and liquidity factors tend to be very beneficial. So we should continue to see greater appetite for emerging market equities than we have seen for the last three or four years.

The Fund's Long-term Performance

[LINE CHART]

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - EMERGING MARKETS FUND
RiverSource VP - Emerging Markets Fund          $10,000  $9,397   $6,532   $6,888   $8,273  $9,732   $13,585

MSCI Emerging Markets Index                     $10,000  $9,542   $6,887   $7,058   $9,123  $10,994  $15,655

Lipper Emerging Markets Funds Index             $10,000  $9,630   $6,948   $7,125   $9,044  $11,105  $15,765
                                                 5/1/00   8/00     8/01     8/02     8/03     8/04     8/05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Emerging Markets Fund (from 5/1/00 to 8/31/05) as compared to the performance of two widely cited performance indices, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
21   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Global Bond Fund (formerly AXP VP - Global Bond Fund)

Below, portfolio manager Nic Pifer discusses RiverSource VP - Global Bond Fund's results and positioning for the annual period ended Aug. 31, 2005.

Q:  How did RiverSource VP - Global Bond Fund perform for the  fiscal year?

A: RiverSource VP - Global Bond Fund gained 6.75% for the 12 months ended Aug. 31, 2005. The Fund outperformed its benchmark, the Lehman Brothers Global Aggregate Index (Lehman Global Index), which advanced 6.10% for the period. However, the Fund underperformed the Lipper Global Income Funds Index, representing the Fund's peer group, which rose 6.98%, over the same time frame.

Q:  What factors most significantly affected performance?

A: Solid annual performance of the Fund was due primarily to strength in most of the major global bond markets in which the Fund invests. Currency gains from a weaker U.S. dollar also helped, with most of the gains coming during the first four months of the fiscal year. Still, during the 12 months ended Aug. 31, 2005, the U.S. dollar declined 2.6% on a trade-weighted basis. Remember, a falling dollar increases the value of the Fund's foreign currency denominated securities when expressed in U.S. dollar terms.

    On a relative basis to the Lehman Global Index, the Fund outperformed due primarily to effective currency positioning and country allocation. The Fund maintained its significant exposure to the euro and several other European currencies as well as to the "dollar bloc" currencies of Canada, Australia and New Zealand. It maintained its modest exposure to the U.S. dollar and to the Japanese yen. Positioning in the yen had a rather neutral effect, but other positions helped, as the U.S. dollar weakened approximately 2.2% vs. the euro, 2.3% vs. the British pound, 11.0% vs. the Canadian dollar, 8.8% vs. the Australian dollar, and 7.3% vs. the New Zealand dollar during the annual period.

    Within countries, the Fund continued to hold only limited positions in Japanese bonds and U.S. bonds and more substantial exposure to core European bonds. This strategy worked well, as the European government bond market outperformed both the Japanese government bond market and U.S. Treasury market for the fiscal year in local currency terms. A greater exposure than the Lehman Global Index to "peripheral" European government bonds, such as those of Poland and Norway, also benefited the Fund, as these markets performed quite well during the 12 months.

    The Fund lagged its Lipper group, most likely due to its comparatively defensive positioning from a sector weighting perspective, generally maintaining a more conservative risk profile than many of its peers. More specifically, the Fund had only moderate exposure to non-government bond sectors, including investment grade corporate bonds, mortgage-backed securities and agencies. These sectors outperformed government bonds over the fiscal year on duration-adjusted basis. The Fund also had just a small exposure to emerging market bonds, which performed quite well over the period.

Q:  What changes did you make to the Fund and how is it  currently positioned?

A: We shortened the Fund's duration, a principal measure of interest rate risk, a bit over the annual period, mostly in the U.S. portion of the portfolio. We moved the Fund's duration from just under half a year shorter than that of the Lehman Global Index at the start of the fiscal year to about two-thirds of a year shorter than the Lehman Global Index by the end of August 2005.

    Through most of the period, the Fund was positioned in anticipation of a flattening yield curve on the U.S. bond market and no change in the shape of the yield curve in most other global bond markets. Indeed, the U.S. Treasury yield curve flattened dramatically over the fiscal year, meaning short-term rates rose more than long-term rates. As the period progressed, we removed some of the Fund's U.S. yield curve flattening bias, thereby reducing the portfolio's sensitivity to changes in interest rates.

    We made some adjustments in currency exposure, slightly reducing the Fund's significant allocation to the euro and modestly increasing its moderate exposure to the U.S. dollar. We also reduced the Fund's position in the Japanese yen a bit. Within sector weightings, we became increasingly conservative as the fiscal year progressed. We reduced the Fund's position in high-yield corporate bonds and added to the Fund's allocation of AAA-rated commercial mortgage-

[BAR CHART]
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                              +6.75% +6.10% +6.98%

+6.75% = RiverSource VP - Global Bond Fund
+6.10% = Lehman Brothers Global Aggregate Index (unmanaged)
+6.98% = Lipper Global Income Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
22   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Global Bond Fund

    backed securities (CMBS). We view CMBS as high-quality substitutes for corporate bonds. CMBS offer attractive yield as well as the kind of defensive characteristics we want in the current market environment. From a country perspective, we continued to favor European bonds over U.S. and Japanese bonds.

Q:  How do you intend to manage the Fund in the coming months?

A: We intend to maintain a somewhat defensive position in the Fund with respect to interest rate risk exposure. Specifically, we expect to keep the Fund's duration shorter than that of its benchmark index, the Lehman Global Index, given our view regarding the pace of U.S. economic growth and the tightening path of the Federal Open Market Committee (FOMC). To date, the bond markets have basically been ignoring these factors, leading even Federal Reserve Chairman Alan Greenspan to consider the behavior of the bond markets a "conundrum." Should U.S. interest rates reach a certain level or should the European bond market become too expensive, then we may take the opportunity to shift a percentage of asset allocation from European bonds to U.S. fixed income securities.

    Among the key questions now is what impact Hurricane Katrina's devastation of the Gulf Coast will have on the U.S. economy? While the Gulf Coast economies do not produce a significant amount of the U.S.'s Gross Domestic Product, they are critical to both trade and energy supply and, thus, may affect consumers throughout the nation. Another key question is whether energy prices can remain elevated, and if so, what impact that will have on consumer spending? We still expect the Federal Reserve Board to continue raising interest rates, but realize that the effect of Katrina combined with high energy prices creates a bit more uncertainty around the near term path of federal policy. Clearly, the relative strength of the U.S. economy affects

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                    +6.75%
3 years                                   +8.95%
5 years                                   +8.36%
Since inception (5/1/96)                  +5.84%

at Sept. 30, 2005

1 year                                    +3.12%
3 years                                   +7.79%
5 years                                   +7.94%
Since inception (5/1/96)                  +5.57%

COUNTRY COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

United States 33.1%
Germany 10.9%
Japan 8.1%
France 6.5%
Italy 4.7%
Spain 4.5%
United Kingdom 4.4%
Greece 4.1%
Cash & Short-Term Securities 4.0%
Netherlands 3.0%
Canada 2.3%
Finland 2.1%
Belgium 1.9%
Austria 1.1%
New Zealand 1.1%
Norway 1.1%
Supra-National 1.0%
Other* 3.2%

* Includes Brazil, Czechoslovakia Federated Republic, Denmark, Luxembourg, Malaysia, Mexico, South Africa, South Korea and Sweden.

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Govt of Japan
1.70% 2009                                 4.3%                  $24,071,211
Govt of Spain
5.15% 2009                                 2.7                    15,550,681
Bundesrepublik Deutschland (Germany)
3.75% 2013                                 2.7                    15,424,798
Govt of France
5.00% 2012                                 2.3                    12,777,670
Bundesrepublik Deutschland (Germany)
6.50% 2027                                 2.2                    12,726,644
Govt of France
4.00% 2013                                 2.1                    12,156,079
Republic of Finland
5.00% 2007                                 2.1                    11,743,640
United Kingdom Treasury
5.00% 2012                                 2.1                    11,644,536
Govt of Netherlands
2.50% 2008                                 2.0                    11,339,988
Buoni Poliennali Del Tesoro (Italy)
5.00% 2007                                 1.9                    10,980,708

Note: Certain foreign investments risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 24.4% of portfolio assets

--------------------------------------------------------------------------------
23   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Global Bond Fund

    much of the rest of the world's economies. That said, given recent economic news from the Eurozone, it currently appears that the European Central Bank will most likely keep rates on hold at 2% into 2006. We believe the Bank of Japan is likely to keep rates on hold at 0% until late 2006.

    As for currency positioning, we believe the U.S. dollar may well remain at relatively weak levels going forward, as we expect the currency's structural problems to continue. However, its pressured path may experience fits and starts with short-lived periods of currency strength. Thus, our currency strategy is to seek to make tactical allocation adjustments as market conditions warrant. From a country perspective, we continue to favor European bonds. Within sectors, we intend to maintain modest position in investment grade corporate bonds and U.S. mortgage-backed securities and a more sizable exposure to AAA-rated commercial mortgage-backed securities for the near term.

    As always, we constantly re-evaluate the Fund's duration, sector, country, yield curve and currency positioning in an effort to seek an attractive trade-off between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.

The Fund's Long-term Performance

[LINE CHART]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - GLOBAL BOND FUND

RiverSource VP - Global
Bond Fund                       $10,000  $10,249  $10,908  $11,325  $11,608 $11,384  $12,197  $13,152  $14,409  $15,929 $17,004

Lehman Brothers Global
Aggregate Index                 $10,000  $10,297  $10,755  $11,824  $12,049 $11,898  $12,784  $13,937  $15,127  $16,689 $17,707

Lipper Global Income
Funds Index                     $10,000  $10,323  $11,099  $11,267  $11,665 $11,773  $12,613  $13,340  $14,688  $16,068 $17,190
                                 5/1/96    8/96     8/97     8/98     8/99    8/00     8/01     8/02     8/03     8/04    8/05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Global Bond Fund (from 5/1/96 to 8/31/05) as compared to the performance of two widely cited performance indices, the Lehman Brothers Global Aggregate Index and the Lipper Global Income Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects the reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
24   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Global Inflation Protected Securities Fund (formerly AXP VP - Inflation Protected Securities Fund)

RiverSource VP - Global Inflation Protected Securities Fund began operations on Sept. 13, 2004. Effective Sept. 12, 2005, the Fund changed its name and strategy to investing in global inflation protected securities, which include those issued by foreign entities as well as the U.S. government. Below, portfolio managers Jamie Jackson and Nic Pifer, who joined Jamie in September 2005, discuss the Fund's results and positioning for the period from the Fund's inception through Aug. 31, 2005.

Q: How did RiverSource VP - Global Inflation Protected Securities Fund perform from its inception through Aug. 31, 2005?

A: RiverSource VP - Global Inflation Protected Securities Fund gained 5.22% from its inception on Sept. 13, 2004 through Aug. 31, 2005. The Lehman Brothers U.S. Treasury Inflation Notes Index (Lehman Index) rose 5.46% for the period from Sept. 30, 2004 through Aug. 31, 2005. The Lehman Brothers Global Inflation Linked Index rose 5.46% and the Blended Index rose 5.46%.

Q:  What market conditions were present during the fiscal year?

A: Overall, the fixed income yield curve flattened significantly over the fiscal year, with long-term rates falling while short-term rates rose. The dramatic reshaping of the yield curve was driven by the Federal Reserve Board's (the Fed) decision to tighten monetary policy a total of eight times during the period, which put upward pressure on short-term bond yields, and by economic growth that was neither too hot nor too cold, which put downward pressure on intermediate/long-term bond yields. Strong global demand for U.S. financial assets -- notably from foreign central banks -- also contributed to keeping intermediate bond yields low.

    Indeed, the U.S. economy grew during the fiscal year, despite headwinds from volatility in broad-based inflation, including the much-headlined escalating oil prices. After peaking at $55 per barrel in the fall of 2004, oil prices fell through the end of the calendar year. Then, for the first eight months of 2005, crude oil prices increased by more than 54%, breaking the $60 per barrel marker toward the end of June and jumping past $70 per barrel in late August. Consumers have yet to moderate their spending behavior to any significant degree, accepting gasoline prices that now exceed $3 per gallon, a more than 80% increase from the start of 2005.

    Inflation, in turn, was relatively high. For the 12-month period ended Aug. 31, 2005, consumer prices rose 3.60%, according to the latest available government data. Economists and policymakers at the Fed stated at its meeting in early August 2005 that "longer-term inflation expectations remain well contained, but pressures on inflation have stayed elevated."

    The Fund's primary investment vehicle, Treasury Inflation Protected Securities (TIPS) modestly underperformed nominal Treasury securities, or non-inflation protected Treasury securities, during the annual period. With the fear of an economic slowdown, long-term inflation concerns eased, helping nominal U.S. Treasuries. However, inflation that occurred during the fiscal year added to TIPS' returns. The performance of TIPS is based on changes to inflation; therefore, this asset class benefited from strong inflation of approximately 2.5% for the fiscal year. Longer maturities outperformed shorter ones in both markets.

Q:  What factors most significantly affected the Fund's performance?

A: The Fund benefited from its near exclusive focus on TIPS during the annual period, as this fixed income sector turned in strong results. The Fund also benefited from its modest position in 30-year U.S. Treasury bonds, established toward the end of 2004, as these long-term Treasuries rallied, with their yields declining 67 basis points (0.67%) during the fiscal year. To compare, yields on 30-year TIPS fell only 37 basis points (0.37%) during the same time frame. We subsequently sold the Fund's holdings in nominal U.S. Treasuries, as our target for these securities had been reached. The Fund also gained from its yield curve positioning, the way the Fund is positioned to respond to changes in interest rates, as we had correctly anticipated the flattening of the yield curve, where short-term interest rates rose more than long-term rates.

    Detracting somewhat from results was the Fund's defensive positioning in the form of a duration, a measure of the Fund's sensitivity to change in interest rates, that was approximately six months shorter than the Lehman Index benchmark. Although we had the Fund positioned for higher rates, the yields on TIPS actually declined by about 10 basis points (0.10%) on average.

[BAR CHART]
                             PERFORMANCE COMPARISON
                       For the period ended Aug. 31, 2005

                          +5.22% +5.46% +5.46% +5.46%

+5.22% = RiverSource VP - Global Inflation Protected Securities Fund
         (inception 9/13/04)
+5.46% = Lehman Brothers U.S. Treasury Inflation Notes Index
         (unmanaged) (10/1/04 - 8/31/05)
+5.46% = Lehman Brothers Global Inflation Linked Index
         (unmanaged) (10/1/04 - 8/31/05)
+5.46% = Blended Index (unmanaged) (10/1/04 - 8/31/05)

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
25   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

    Having a relatively neutral effect on the Fund's results was its position in non-U.S. dollar bonds, which are bonds denominated in foreign currencies. The Fund had benefited during the first half of the fiscal year from its 1% position in euro-denominated, two-year German government bonds, which advanced as the U.S. dollar weakened. We sold the Fund's position in these German bonds during the fourth calendar quarter, taking profits when they reached our price targets.

    A less than 2% position in non-U.S. dollar bonds established during the second calendar quarter of 2005 had a negative effect on the Fund's performance. The Fund's allocation was divided equally between U.K. government bonds and German bonds. A significant rally in the U.S. dollar during these months eroded the value of the Fund's non-U.S. dollar bonds in U.S. dollar terms. Remember, as the value of the U.S. dollar increases, the dollar value of foreign investments typically decreases and vice versa. The Lehman Index is composed entirely of TIPS, and thus, such non-U.S. dollar holdings hurt the Fund's performance relative to the Lehman Index. However, we maintained the Fund's position in these holdings, as we believe the U.S. dollar will likely slowly weaken going forward. Though the dollar's pressured path may experience fits and starts with short-lived periods of currency strength, we expect the currency's structural problems to continue.

Q:  What changes did you make to the Fund during the period?

A: As indicated, we moved in and out of non-U.S. dollar bonds during the annual period, seeking to take advantage of relative strength or weakness in these markets. We also established the Fund's position in 30-year U.S. Treasury bonds, based on the attractive breakeven inflation rate we were finding at the long end of the yield curve. As mentioned, we subsequently sold the Fund's 30-year nominal U.S. Treasuries, when this same breakeven inflation rate declined.

    We removed some of the Fund's yield curve flattening bias, reducing the bulleted structure of the portfolio somewhat. (A bulleted portfolio is one in which the holdings are concentrated in a single maturity range.) In our assessment, the curve flattening had largely run its course, and the portfolio's flattening bias had worked well, but was no longer an attractive risk-reward trade. While we continued to concentrate the Fund's holdings in the intermediate-term portion of the yield curve, that is, securities in the five-, seven- and 10-year segments, we moderated our emphasis. As a defensive stance, we maintained the Fund's duration shorter than the Lehman Index throughout the annual period.

Q:  How do you intend to manage the Fund in the coming months?

A: We believe the U.S. economy will continue to grow and interest rates will continue to move higher -- even with the devastation caused by Hurricane Katrina. In terms of inflation, we continue to believe one of the most important factors for the remainder of 2005 will be productivity gains. Until recently, business productivity accounted for most of the growth. In 2005, productivity is still expected to improve, but not nearly as much as it has in recent years. Another key factor in our view is pent-up headline inflation, which includes food and energy, which have been relatively benign in recent months, but given the recent increases in unit labor costs and crude oil prices hovering just below the $70 per barrel mark, we expect an uptick in reported inflation to filter through before long.

    The Fed is typically concerned with core inflation data, which excludes food and energy, when making its monetary policy decisions. However, we expect the Fed to focus in the coming months on the risks to higher inflation caused by higher energy prices, supply-chain disruptions and the strain on resources resulting from the massive rescue, relief and rebuilding effort now underway. As a result, we expect the Fed will continue to raise rates through the balance of 2005 and yields to move materially higher. At the same time, we expect that the Fed may complete its tightening cycle by the first quarter of 2006. Should this indeed be the case, then we may seek to opportunistically reduce the Fund's defensive duration positioning.

    We will continue to closely monitor inflation figures, interest rates, security prices, economic data and Fed policy shifts and adjust the portfolio's holdings and duration stance if necessary.

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

U.S. Government Obligations & Agencies 97.8%
Short-Term Securities 1.2%
Foreign Government 1.0%

TOTAL RETURNS

at Aug. 31, 2005

Since inception (9/13/04)*                              +5.22%

at Sept. 30, 2005

1 year                                                  +4.56%
Since inception (9/13/04)                               +4.85%

* Not annualized.

--------------------------------------------------------------------------------
26   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund

The Fund's Long-term Performance

[LINE CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - GLOBAL INFLATION PROTECTED SECURITIES FUND

RiverSource VP - Global Inflation Protected Securities Fund     $10,000  $10,115  $10,240  $10,487  $10,523

Lehman Brothers U.S. Treasury Inflation Notes Index             $10,000  $10,096  $10,229  $10,505  $10,567

Lehman Brothers Global Inflation Linked Index                   $10,000  $10,076  $10,209  $10,485  $10,547

Blended Index                                                   $10,000  $10,076  $10,209  $10,485  $10,547
                                                                10/1/04   11/04     2/05     5/05     8/05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Global Inflation Protected Securities Fund (from 10/1/04 to 8/31/05) as compared to the performance of three widely cited performance indices, the Lehman Brothers U.S. Treasury Inflation Notes Index, the Lehman Brothers Global Inflation Linked Index and the Blended Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Lehman Brothers Global Inflation Linked Index is an unmanaged index that measures the performance of the inflation protected securities issued in countries around the world, including the United States, the United Kingdom, Canada, Sweden, and France. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lehman Brothers U.S. Treasury Inflation Notes Index is an unmanaged index that measures the performance of the inflation protected obligations of U.S. Treasury. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Blended Index consists of 50% Lehman Brothers Global Inflation Linked Index and 50% Lehman Brothers U.S. Treasury Inflation Notes Index.

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from Lehman Brothers U.S. Treasury Inflation Notes Index to the Lehman Brothers Global Inflation Linked Index, and to add the Blended Index as a secondary benchmark. The investment manager made this recommendation because the new index more closely represents the Fund's holdings.

--------------------------------------------------------------------------------
27   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Growth Fund (formerly AXP VP - Growth Fund)

Q:  How did RiverSource VP - Growth Fund perform for the fiscal year?

A: RiverSource VP - Growth Fund returned 16.74% for the 12 months ended Aug. 31, 2005. The Fund outperformed the 12.14% return of its benchmark, the Russell 1000(R) Growth Index (Russell Index), as well as its peer group, as represented by the Lipper Large-Cap Growth Funds Index, which advanced 15.47% for the same period.

Q: What factors most significantly affected the Fund's performance during the annual period?

A: Both stock selection and sector allocation contributed to the Fund's outperformance over the fiscal year. Helping most was strong stock picking, with many stocks that helped performance and very few that detracted meaningfully.

    The Fund showed its strongest performance in telecommunications services, technology, energy and consumer staples and demonstrated its weakest performance in health care. Although health care was the weakest sector for the Fund, it was not notably harmful to the Fund. The sector cost the Fund only 69 basis points (0.69%) of performance over the 12-month span, and this loss was primarily in biotechnology company Biogen Idec and specialty pharmaceutical company Elan Corp. Both stocks had performed well during the early months of the fiscal year on optimism surrounding its shared multiple sclerosis treatment. Unfortunately, the drug produced some serious side effects and was discontinued in 2005, which dragged down both companies' stock prices. We also owned Merck. In 2005, the pharmaceutical giant pulled its arthritis drug Vioxx from the market due to increasing evidence of potentially fatal side effects for long-term users.

    Within the telecommunications services, we had conviction in the wireless services sub-sector, and this view was indeed rewarded. The sub-sector was flush with mergers and acquisitions, several of which benefited the Fund. For example, Sprint, a large position in the Fund, got closer to concluding its acquisition of Nextel Communications, another large position in the Fund. Both companies showed good fundamentals, and the market seemed to recognize their synergistic value. Another good example was Western Wireless Corporation, a regional wireless services company, which was acquired by ALLTEL. Both of these stocks helped boost Fund performance. Vodafone Group, a mobile telecommunications network company based in the United Kingdom, was yet another performance standout.

    Mergers and acquisitions also affected the cable space in the Fund and benefited performance. NTL and Telewest Global, cable communications companies in the U.K. and each a substantial position in the Fund, performed well during the fiscal year on the back of solid fundamentals and expectations of value creation from their pending merger.

    Within the technology sector, search engine Google was both a large position in the Fund and a significant contributor to performance during the annual period. Also in technology, both Motorola and Nokia were strong performers. On the other hand, information management company Oracle, software behemoth Microsoft, personal computer giant Apple and fiber optics leader Corning were negative performers within the sector.

Q:  What changes did you make to the Fund and how is it  currently positioned?

A: We increased the Fund's position in Sprint during the annual period. We believed that Sprint's decision to merge with Nextel Communications, as mentioned above, would create one of the fastest growing large-cap companies in the market and at an attractive valuation. In our opinion, the stock price was reflecting the combination of growth and valuation, and we took advantage of this situation. Other significant additions to the Fund during the fiscal year included Telewest Global, Google, media company Vivendi Universal, healthcare company HCA and leading human therapeutics biotechnology company Amgen.

[BAR CHART]
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                            +16.74% +12.14% +15.47%

+16.74% = RiverSource VP - Growth Fund
+12.14% = Russell 1000(R) Growth Index (unmanaged)
+15.47% = Lipper Large-Cap Growth Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
28   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Growth Fund

    We also removed some holdings from the Fund's portfolio. We sold the Fund's position in Disney. The stock had performed well, but we became concerned about its valuation and the company's cyclicality. We also eliminated the Fund's holding in AT&T Wireless, as the company was acquired, and the stock price went down. Other stocks that the Fund either sold completely or reduced its positions in included Biogen Idec, Vodafone Group and Merck.

    From a sector perspective, the most sizable reduction in the Fund was in the industrials sector. This sector historically does best in the early stage of economic recovery. Now that the U.S. recovery has progressed, stock prices in industrials are generally more expensive and not as compelling. The Fund maintained its more sizable exposure relative to the Russell Index to energy-related stocks, as we have been bullish on energy for some time. The record high prices of oil have supported this position, and to date there are no significant signs of this scenario changing. At the same time, when opportunities arose, we took profits in select energy stocks and intend to continue to do so. Finally, we increased the Fund's position in telecommunications services because, as mentioned earlier, of our positive view on wireless communications. In all, the opportunistic changes we made in response to company-specific or market developments resulted in an annual portfolio turnover rate of 154%.

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                   +16.74%
3 years                                  +10.05%
5 years                                  -13.10%
Since inception (9/15/99)                 -6.10%

at Sept. 30, 2005

1 year                                   +17.01%
3 years                                  +14.13%
5 years                                  -11.14%
Since inception (9/15/99)                 -5.85%

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Telecommunication Services 21.7%
Health Care 19.2%
Information Technology 16.7%
Consumer Discretionary 12.6%
Consumer Staples 8.8%
Energy 5.3%
Financials 4.9%
Short-Term Securities 4.4%
Materials 3.7%
Industrials 2.5%
Other 0.2%

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Sprint Nextel                             12.5%                  $49,280,924
NTL                                        7.2                    28,126,237
Telewest Global                            3.3                    12,845,431
Gillette                                   2.4                     9,489,685
Pfizer                                     2.0                     8,016,809
Google Cl A                                1.9                     7,663,656
Dell                                       1.8                     7,186,216
MCI                                        1.7                     6,797,164
Intel                                      1.7                     6,577,916
Vivendi Universal ADR                      1.6                     6,220,398

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 36.1% of portfolio assets

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
29   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Growth Fund

Q:  How do you intend to manage the Fund in the coming months?

A: Maintaining our consistent investment approach, we intend to continue to identify companies with strong growth stories where valuation is attractive. Given that we see earnings growth decelerating in the economy, we also continue to favor stocks with compelling growth stories that are more company-specific than tied to the economic outlook, particularly when those companies have some kind of identifiable catalyst that may denote future appreciation. In the near term, we are focused on finding select companies that continue to demonstrate healthy growth without reliance on economic conditions within the healthcare, telecommunications services (particularly wireless services) and consumer staples sectors. We may reduce the Fund's weighting in consumer discretionary, as this sector is facing some headwinds from oil prices and interest rates.

    We think that growth stocks are becoming attractive versus value stocks, and the market preference is moving to growth. We also think that the preference pendulum is swinging to large company stocks rather than small company stocks. We welcome this shift and look for opportunities to add to the Fund's large-company names.

    Overall, we believe the Fund is comprised of strong companies with good growth and reasonable valuations and feel good about the way the Fund has performed.

The Fund's Long-term Performance

[LINE CHART]

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - GROWTH FUND

RiverSource VP - Growth Fund            $10,000  $13,859  $6,670   $5,154   $5,633  $5,894   $6,881

Russell 1000(R) Growth Index            $10,000  $13,632  $7,454   $5,801   $6,618  $6,973   $7,820

Lipper Large-Cap Growth Funds Index     $10,000  $13,394  $7,473   $5,856   $6,502  $6,688   $7,723
                                        10/1/99    8/00    8/01     8/02     8/03    8/04     8/05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Growth Fund (from 10/1/99 to 8/31/05) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Growth Funds Index includes the 30 largest large cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
30   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - High Yield Bond Fund (formerly AXP VP - High Yield Bond Fund)

Below, the portfolio management team discusses RiverSource VP - High Yield Bond Fund's results and positioning for the annual period ended Aug. 31, 2005.

Q:  How did RiverSource VP - High Yield Bond Fund perform for the fiscal year?

A: RiverSource VP - High Yield Bond Fund advanced 9.31% for the 12 months ended Aug. 31, 2005. The Fund outperformed its benchmark, the JP Morgan Global High Yield Index (JP Morgan Index), which increased 9.20% during the period. The Fund's peer group, the Lipper High Current Yield Bond Funds Index, gained 9.04% during the same time frame.

Q:  What factors most significantly affected performance for the period?

A: Much of the Fund's strong performance came from the last few months of 2004. There were four consecutive months of positive performance from September through December 2004. We were rewarded by owning larger positions in the lower rated segments of the market. We had a large exposure to the single B-rated sector of the market and market weight in CCC-rated securities.

    In 2005, the market experienced a strong sell off from March through May. After a big employment number came out early in the period, rates moved up sharply, which, in turn, triggered fear among investors over rates rising too rapidly. At the same time, we were in a somewhat weaker stock environment, which tends to have a negative effect on the high yield sector of the bond market. Both of these issues weighed on the market and contributed to cash outflows out of high yield funds for several weeks.

    On top of all that, the high yield market was dealt another blow with the endless speculation that General Motors and Ford would be downgraded from investment grade to junk status. This put pressure on the overall market and contributed to increasing yields of high yield bonds relative to safer U.S. Treasuries, which reduced the value, in particular, in the auto-related credits. By mid-May, GM and Ford had already been downgraded and much of the anxiety over the auto industry seemed to be priced into the market. GM and Ford bonds finally began to stabilize, which helped the overall market to rally during the last two weeks of May. The market continued to rebound through the end of July, gaining back much of the loss from the earlier sell-off.

Q: Which bonds were the best and worst performers for the Fund during the 12-month period?

A: From an industry standpoint the Fund benefited the most from its holdings in the wireless telecommunications, utility, health care and cable TV sectors. The Fund's large position in Qwest Communications was a positive contributor during the period as well as Cablevision Systems, an East Coast cable television provider. In addition, hospital company Vanguard Health and pipeline company El Paso Natural Gas contributed to performance during the period.

    The Fund had very few negative performing securities during the fiscal period. Two credits that did post modest negative returns for the Fund included Portrait Centers of America and Trimas Corporation, an industrial conglomerate. The Fund sold Portrait Center securities due to our lack of conviction in the company's fundamental outlook and continues to own Trimas as we believe the bonds will recover in value over time.

    A key for us during the fiscal year was good security selection. We avoided several dramatic declines in the marketplace during the last 12 months because of our thorough credit research. Our internal rating system assigns risk ratings to every bond in the portfolio based on our proactive research. We feel that rating agencies tend to be more backward looking and a little more reactionary when changing credit ratings, and therefore, may not always be the best indicator of risk. We also had very good industry selection during the period. We had a large exposure to sectors that performed very well and then we brought the exposure to these sectors back down after realizing attractive returns. In addition, we had a small position in the auto sector for much of the year, which proved prudent.

[BAR CHART]
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                              +9.31% +9.20% +9.04%

+9.31% = RiverSource VP - High Yield Bond Fund
+9.20% = JP Morgan Global High Yield Index (unmanaged)
+9.04% = Lipper High Current Yield Bond Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

High-yield funds invest in lower-rated bonds, which generally have more volatile prices and carry more risk to principal and income than investment grade securities.

--------------------------------------------------------------------------------
31   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

Q: What changes did you make to the portfolio and how is it currently positioned?

A: During 2004, we had a large exposure in the chemicals, manufacturing and industrial sectors, which provided attractive returns for the Fund during the period. However, during the latter part of the calendar 2004 we started lowering those exposures because we felt that valuations no longer justified having large positions.

    Throughout the period, we always had a lower exposure in the auto sector because in addition to poor fundamentals, we were worried about the impact that GM and Ford would have on the market. This helped us in 2004 and early 2005 when all of the uncertainty about GM caused bonds in the auto sector to decline in value. During that time, we used the opportunity to add some higher quality auto-related companies as valuations became compelling.

    We continue to have a large exposure in the health care sector, in particular hospitals. In addition, the Fund also has large positions in the cable and media area, which includes publishing, radio and TV broadcasting. Finally, we continue to have a large exposure to the telecommunications sector.

Q:  What is the Fund's tactical view and strategy for the months ahead?

A: Going forward, we continue to believe this year is going to be a bond-picker's year and that the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's income and/or total return potential.

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Consumer Discretionary 24.8%
Telecommunication 20.1%
Materials 11.9%
Industrials 10.1%
Health Care 9.1%
Utilities 7.7%
Consumer Staples 4.5%
Energy 4.0%
Short-Term Securities 4.0%
Financials 3.8%

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Liberty Media
5.70% 2013                                 1.4%                  $16,879,605
Boyd Gaming
6.75% 2014                                 1.3                    15,829,374
Burns Philp Capital Property
10.75% 2011                                1.2                    15,214,175
MGM MIRAGE
5.88% 2014                                 1.2                    14,807,924
INVISTA
9.25% 2012                                 1.2                    14,629,199
Toys "R" Us
8.88% 2006                                 1.1                    13,999,999
Quality Distribution LLC/Capital
8.10% 2012                                 1.1                    13,492,800
GMAC
6.88% 2011                                 1.0                    12,727,452
Dow Jones CDX HY
8.25% 2010                                 1.0                    12,065,624
Loews Cineplex
9.00% 2014                                 1.0                    11,642,625

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 11.5% of portfolio assets

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                    +9.31%
3 years                                  +13.98%
5 years                                   +5.68%
Since inception (5/1/96)                  +4.89%

at Sept. 30, 2005

1 year                                    +6.79%
3 years                                  +14.12%
5 years                                   +5.60%
Since inception (5/1/96)                  +4.75%

--------------------------------------------------------------------------------
32   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

    We have a large exposure to B-rated securities in the portfolio, a lower exposure to BB- rated securities and a neutral exposure relative to the JP Morgan Index in CCC-rated securities. We continue to believe that we are not getting paid to take additional amounts of risk in the market and so we will continue to look for ways to upgrade credit quality in the portfolio.

    We still have a positive view of the economy going forward and believe company fundamentals will, for the most part, remain decent. We continue to think that interest rates will trend higher in the months ahead. If the Federal Reserve Board continues to raise rates at a measured pace, we do not believe there will be as much risk to the high yield sector. We are not expecting any kind of a major slow down or recession in the near term; however, having said that, we are not at the beginning of the economic expansion anymore, and, therefore, taking incremental risk does not seem prudent. We believe that default rates have bottomed and are likely to rise modestly during the next 12 months. However, at this time, we do not expect a meaningful rise in high yield defaults during the next 12 months. Over time, as we get further and further into economic expansion, the Fund will likely focus on increasing credit quality. We are slowly heading in that direction; however, for now, we think we can still find value in the B-rated segment of the market.

The Fund's Long-term Performance

[LINE CHART]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - HIGH YIELD BOND FUND

RiverSource VP - High Yield
Bond Fund                       $10,000  $10,011  $11,614  $11,733  $12,040 $11,848  $11,624  $10,540  $12,522  $14,274 $15,603

JP Morgan Global High Yield
Index                           $10,000  $10,337  $11,914  $12,144  $12,725 $12,951  $12,958  $12,532  $15,327  $17,568 $19,184

Lipper High Current Yield Bond
Funds Index                     $10,000  $10,293  $11,895  $12,054  $12,710 $12,791  $11,828  $10,791  $13,142  $14,819 $16,158
                                 5/1/96    8/96     8/97     8/98     8/99    8/00     8/01     8/02     8/03     8/04    8/05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - High Yield Bond Fund (from 5/1/96 to 8/31/05) as compared to the performance of two widely cited performance indices, the JP Morgan Global High Yield Index and the Lipper High Current Yield Bond Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
33   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Income Opportunities Fund (formerly AXPVP - Income Opportunities Fund)

Below, the portfolio management team discusses RiverSource VP - Income Opportunities Fund's results and positioning for the annual period ended Aug. 31, 2005.

Q: How did RiverSource VP - Income Opportunities Fund perform for the 12 months ended Aug. 31, 2005?

A: RiverSource VP - Income Opportunities Fund rose 7.73% for the 12 months ended Aug. 31, 2005. The Fund underperformed its benchmark, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which advanced 8.35%. The Lipper High Current Yield Bond Funds Index, representing the Fund's peer group, gained 9.04%.

Q:  What market conditions were present during the fiscal year?

A: The fiscal year was a tale of two high yield bond markets. During the first half of the annual period, the high yield bond market provided strong returns even as the Federal Reserve Board (the Fed) raised the targeted federal funds rate four times. In our view, the Fed's four consecutive rate hikes of 25 basis points (0.25%) were widely expected by investors and, thus, already priced into the market. High yield bond prices were supported by ongoing economic growth, all-time low default rates and compelling valuations.

    During the second half of the fiscal year, the Fed raised rates four additional times, but economic growth fundamentals remained generally solid and high yield bond default rates remained low. The difference in yield between high yield bonds and U.S. Treasuries tightened dramatically by mid-March in response to the favorable economic and default fundamentals. As we moved into the spring, investors grew concerned that the Fed may continue to raise short-term interest rates to the point of putting economic growth at risk. Indeed, certain economic data during these months supported this theory, including what seemed like a pause in jobs creation and factory orders. The tight valuations and the economic cross-currents led to a pullback in the high yield market in the late spring.

    In looking at returns by risk category, lower quality bonds (bonds rated
    CCC) outperformed higher quality bonds by more than 500 basis points (5.0%) during the fiscal year ended Aug. 31, 2005.

Q:  What factors most significantly affected the Fund's performance?

A: On the positive side, the Fund benefited from its sizable allocations to the energy distribution (pipeline), defense, cable and wireless industries, as these industries were solid performers. The Fund also benefited from its modest allocations to the autos and airlines areas, as these industries underperformed. The Fund further benefited from its emphasis on B-rated bonds and its smaller position in BB-rated bonds, as bonds with B credit ratings outperformed those rated BB for the fiscal year overall. As the year progressed, we started upgrading credit quality in the portfolio and believe that helped the Fund's performance during the sell-off in the high yield bond market this past spring.

    On the negative side, the riskiest areas of the high yield bond market outperformed higher quality bonds for the annual period, and because the Fund cannot invest in bonds rated CCC by both national rating agencies, the Fund's relative performance to the Lipper peer group lagged. The Fund's performance relative to the Merrill Lynch Index was due in part to its modest position in 20- to 30-year bonds, as longer maturity bonds performed well during the fiscal year. From an industry perspective, the Fund's large exposure to the broadcast radio and gaming industries detracted from performance. These higher rated and more stable industries underperformed in the environment of higher risk outperforming.

Q:  What changes did you make to the Fund and how is it  currently positioned?

A: As mentioned, we have been upgrading the credit quality in the Fund's portfolio through the fiscal year. During the second half of the annual period in particular, as we grew more cautious on high yield valuations, we somewhat reduced the Fund's significant exposure to bonds rated B and increased the allocation to higher quality bonds rated BB, thereby taking a more defensive posture. While maintaining the Fund's focus on B-rated bonds, the Fund's allocation to bonds rated BB and higher increased more than 20% from December 2004 to Aug. 31, 2005.

[BAR CHART]
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                              +7.73% +8.35% +9.04%

+7.73% = RiverSource VP - Income Opportunities Fund
+8.35% = Merrill Lynch U.S. High Yield Cash Pay BB-B Rated
         Constrained Index (unmanaged)
+9.04% = Lipper High Current Yield Bond Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
34   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

    During the annual period, we reduced the Fund's allocations to the building materials, wireless, paper and chemical industries. We increased the Fund's exposure to the integrated utilities and the energy distribution (pipeline) industry, which tend to be higher-rated securities.

    We also added publicly-traded floating rate securities to the Fund during the annual period to help balance interest rate risk. Floating rate securities, or instruments with a variable interest rate, tend to maintain their value in periods of rising rates because their coupon interest payments are pegged to short-term interest rates and "float" upward as rates rise.

    Throughout, we continued to seek out asset-rich companies. As of Aug. 31, 2005, the Fund had sizable allocations compared to the Merrill Lynch Index in the defense, energy distribution (pipeline), gaming, broadcast radio and integrated utilities industries. The Fund had more modest exposure than the Merrill Lynch Index to the retail, technology, airlines and paper and packaging industries at the end of the annual period. In all, the annual turnover rate for the portfolio was 93%.

Q:  How do you intend to manage the Fund in the coming months?

A: Going forward, we continue to believe this year is going to be a bond-picker's year, and the key to potential outperformance will be leveraging our strength in credit research. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when risks outweigh a bond's total return potential. In addition, we expect to continue to upgrade credit quality in the portfolio when incremental spread does not compensate us for incremental risk.

    We have a bottom-up approach when selecting credits. One of our competitive advantages is our team of nine analysts who are experts in the industries they cover. We believe that good security selection based on quality and in-depth security research will be key to performance.

    We still have a positive view of the economy going forward and believe company fundamentals will remain solid. We continue to think that interest rates are likely to trend higher in the months ahead. If the Fed continues to raise rates at a measured pace, we believe the impact on high yield from

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                    +7.73%
Since inception (6/1/04)                 +10.51%

at Sept. 30, 2005

1 year                                    +5.46%
Since inception (6/1/04)                  +9.26%

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Consumer Discretionary 23.0%
Telecommunications 17.0%
Utilities 14.0%
Materials 13.1%
Industrials 11.4%
Health Care 5.8%
Consumer Staples 4.5%
Short-Term Securities 3.9%
Energy 3.8%
Financials 2.3%
Asset-Backed 1.2%

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Qwest
8.88% 2012                                 1.8%                     $770,212
GMAC
6.88% 2011                                 1.6                       710,237
Utilicorp Canada Finance
7.75% 2011                                 1.4                       595,649
Crown European Holdings
10.88% 2013                                1.2                       536,899
Dex Media East LLC/Finance
9.88% 2013                                 1.1                       503,405
Encore Acquisition
6.25% 2014                                 1.1                       497,500
Salem Communications
7.75% 2010                                 1.1                       495,922
Norcraft CompaniesLP/Finance
9.00% 2011                                 1.1                       493,500
NationsRent Companies
9.50% 2010                                 1.1                       476,325
Emmis Operating
6.88% 2012                                 1.0                       459,999

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 12.5% of portfolio assets

--------------------------------------------------------------------------------
35   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

    higher rates will be muted. We are not expecting a major slowdown or recession in the near term; however, having said that, we are no longer at the beginning of an economic expansion.

    We believe that default rates have bottomed out and are likely to rise modestly over the next 12 months, but currently, we do not expect a meaningful rise in high yield defaults. Over time, as we get further and further along in the economic expansion, the Fund will likely enhance its focus on increasing credit quality. While we have been gradually heading in that direction, for now, we think we can still find value in B-rated bonds and maintain the Fund's greatest allocation to this segment of the high yield bond market.

    As always, we will continue to monitor the pace of U.S. economic growth, the actions of the Fed and the quality of new issues in the high yield bond market. We continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns.

The Fund's Long-term Performance

[LINE CHART]

    VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - INCOME OPPORTUNITIES FUND

RiverSource VP - Income Opportunities Fund      $10,000  $10,517  $10,930  $11,175  $10,997 $11,331

Merrill Lynch U.S. High Yield Cash Pay BB-B
Rated Constrained Index                         $10,000  $10,477  $10,870  $11,158  $10,997 $11,352

Lipper High Current Yield Bond Funds Index      $10,000  $10,388  $10,872  $11,178  $10,926 $11,328
                                                 6/1/04    8/04    11/04     2/05     5/05    8/05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Income Opportunities Fund (from 6/1/04 to 8/31/05) as compared to the performance of two widely cited performance indices, the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and the Lipper High Current Yield Bond Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
36   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - International Opportunity Fund (formerly AXP VP - Threadneedle International Fund)

Below, RiverSource VP - International Opportunity Fund portfolio managers Alex Lyle and Dominic Rossi of Threadneedle International Limited (Threadneedle) describe the Fund's results and positioning for the 12 months ended Aug. 31, 2005.

Q: How did RiverSource VP - International Opportunity Fund perform for the fiscal year ended Aug. 31, 2005?

A: The Fund gained 23.29% for the 12-month period ended Aug. 31, 2005. The Fund slightly underperformed its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, which advanced 24.09% for the period. The Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, rose 24.08% over the same time frame.

Q:  What factors most significantly affected performance?

A: Throughout the fiscal year, we have been opportunistically shifting the portfolio towards growth-oriented stocks. In the first half of the period, in particular, this strategy hurt the Fund's performance, largely because we were ahead of most investors in our conviction toward growth-oriented companies. Although we had anticipated that investors' preference -- and hence market favor -- would move to growth stocks as the global recovery moved into its next phase, the change was slower than we had expected. In short, we increased our position in growth stocks, but these stocks did not perform well for the first half of the year, so Fund performance was adversely affected. The second half of the year showed better results for growth-type stocks with companies such as Indra Sistemas, an IT company in Spain; Standard Chartered, a U.K. bank specializing in the Far East; Continental, a German automobile parts and systems manufacturer; and Amada, a Japanese machinery company showing excellent performance.

    Our asset allocation in Japan had a strong impact on performance over the period, with market-driven performance early on hurting us and later in the period benefiting us. Japan is the largest position in the Fund, at approximately 20% of the Fund's assets. Early in the period, small company stocks in Japan saw phenomenally strong performance. However, the Fund was heavily invested in Japanese mid- and large-cap stocks and missed much of that rally. In the last few months of the period, however, the market rallied again, and this time to our advantage. The stocks we owned in Japan performed well, and our sizeable allocation to Japan was also helpful.

    Banks, brokers, and other companies within the financials sector have led the way. In addition, some of the domestic cyclical stocks, such as construction and steel companies, have also helped the Fund's performance. Typically, cyclical stocks get a boost in a recovering economy, as has been the case in Japan. Their domestic economy is still early in its recovery cycle and government reforms remain on the horizon.

    We have retained a reflationary focus in Asia. Singapore companies such as City Developments, a property company, and DBS Group Holdings, a commercial bank, are examples of this ongoing reflation story that have been good performers late in the period.

    Energy and mining stocks put in especially strong performance over the period. Among the noteworthy were oil stocks Neste Oil (Finland), ENI (Italy) and BG Group (U.K). In mining, names like Cia Vale do Rio Doce (Brazil) and BHP Billiton (Australia) significantly boosted performance.

Q:  What changes did you make to the Fund?

A: Throughout the 12-month period, we have been selectively moving out of cyclical stocks, and adding good quality growth companies that we believe can achieve above-average growth. We think these companies will continue to serve the Fund as the global economy has moved more solidly into its next phase of growth, as mentioned in the question above. Some growth-oriented companies added within the period include: Fresenius Medical Care, a German health care company specializing in filters for dialysis machines; Reckitt Benckiser, a U.K. household goods company; Atos Origin, a French software integration company; and Neopost, a French office electronics business.

    Mining and energy-related sectors have been strong through the period. We added two mining stocks to complement the holdings. The first was Cameco, the Canadian uranium producer. For some time, there has been limited capacity for uranium production, as nuclear power has waned in popularity. Traditionally, Russia has been a good long-term supplier but that country's supplies are now dwindling. Bringing new uranium mines into production takes a considerable time, so Cameco should continue to benefit from the higher price of uranium, given the favorable

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                             +23.29% +24.09% +24.08%

+23.29%  RiverSource VP - International Opportunity Fund
+24.09%  MSCI EAFE Index (unmanaged)
+24.08%  Lipper International Large-Cap Core Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
37   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - International Opportunity Fund

    demand/supply dynamics. Another mining company we added to the Fund was Anglo American, a U.K. mining company. Anglo American is a global leader in the mining and natural resource sectors.

    In the energy sector, oil reached record highs during this reporting period. We sold our position in Petrobras. The Brazilian oil company had performed well, but we have growing concerns about the political environment in Latin America, with elections due next year in both Brazil and Mexico. We reinvested the proceeds in PetroChina, which is currently offering an attractive yield.

    In the financials sector, we have focused on banks with good growth prospects. We added Bank of Yokohama and Mizuho Financial Group in Japan. We also sold Anglo Irish Bank, a long-term holding that had performed very strongly. Given that the bank lends primarily to medium-sized businesses, we felt it could be vulnerable to the slowing pace of economic activity. We have also reduced the exposure to the Spanish bank Santander, which took over Abbey National in the U.K. Abbey remains heavily exposed to the U.K. housing market, which has shown clear signs of slowing. We reinvested the proceeds in banks that are well placed to benefit from European economies with low levels of consumer debt, such as EFG Eurobank Ergasias in Greece and Erste Bank in Austria, which has significant exposure to Eastern Europe. Both banks were sold-off by investors in light of the 'no' votes by France and the Netherlands in the EU referendums held in the summer. We took advantage of the dip in their share prices to purchase these stocks, as we liked the growth/valuation mix for both banks.

    We reduced exposure to several sectors, including telecommunications and real estate. Telecommunications remains a very competitive area particularly in businesses related to mobile telephone products and service, and

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                   +23.29%
3 years                                  +13.88%
5 years                                   -4.64%
10 years                                  +3.22%
Since inception (1/13/92)                 +4.72%

at Sept. 30, 2005

1 year                                   +23.94%
3 years                                  +19.99%
5 years                                   -2.79%
10 years                                  +3.45%
Since inception (1/13/92)                 +4.97%

COUNTRY COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Japan 20.7%
United Kingdom 19.8%
France 10.0%
Switzerland 8.9%
Germany 8.6%
Italy 3.8%
Spain 3.0%
Hong Kong 2.9%
South Korea 2.7%
Netherlands 2.3%
Australia 1.9%
Finland 1.6%
Sweden 1.5%
Taiwan 1.5%
Denmark 1.3%
Mexico 1.2%
Austria 1.0%
Singapore 1.0%
Other* 6.3%

* Includes Brazil, Canada, China, Czechoslovakia Federated Republic, Greece, Hungary, Ireland, South Africa, Thailand & Cash & Short-Term Securities.

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Eni (Italy)                                2.8%                  $33,218,061
Roche Holding (Switzerland)                2.7                    31,941,809
Total (France)                             2.5                    29,360,358
Standard Chartered Bank
(United Kingdom)                           2.1                    24,421,479
Tesco (United Kingdom)                     1.8                    21,523,128
UBS (Switzerland)                          1.8                    21,474,621
AXA (France)                               1.7                    20,135,850
Vodafone Group (United Kingdom)            1.6                    19,213,019
BG Group (United Kingdom)                  1.6                    19,168,607
Nestle (Switzerland)                       1.4                    16,903,724

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 20.0% of portfolio assets

--------------------------------------------------------------------------------
38   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - International Opportunity Fund

    companies were not producing the high levels of revenue growth that the market had anticipated. We have reduced our holding in Vodafone Group, a U.K company, and we have also sold our holding in Belgacom -- the Belgium fixed-line equipment and services company. Real estate is another sector where we have reduced our exposure, primarily to take profits in some markets after strong performance.

Q: How is the Fund currently positioned, and how do you intend to manage the Fund in the coming months?

A: Overall, the Fund's focus on growth remains very much in place and is starting to bear fruit. We believe that quality growth stocks will be re-rated as economic and earnings momentum continues to wane.

    Commodities, such as oil and iron ore, remain in strong demand. We intend to continue the Fund's large positions in the energy and mining sectors. We still think there are supply shortages and continuing strong demand from the U.S. and Chinese economies, which will continue to support high prices globally.

    The Japanese recovery is still in play. We feel that Japan's economy and markets will grow stronger. Our opinion was validated when, on Sept. 11, 2005, a general election in Japan brought a landslide victory for Japanese Prime Minister Koizumi, who can now move forward with his broad mandate for much needed reforms. We maintain a greater-than-MSCI Index position in Japan.

The Fund's Long-term Performance

[LINE CHART]

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - INTERNATIONAL OPPORTUNITY FUND

RiverSource VP - International
Opportunity Fund                $10,000  $10,910  $11,930  $12,418  $15,172 $17,409  $10,985   $9,295   $9,619  $11,136 $13,729

MSCI EAFE Index                 $10,000  $10,819  $11,832  $11,847  $14,931 $16,396  $12,447  $10,619  $11,636  $14,323 $17,773

Lipper International Large-Cap
Core Funds Index                $10,000  $11,095  $13,077  $13,261  $16,684 $20,170  $15,340  $13,258  $14,303  $16,720 $20,746
                                  '95      '96      '97      '98      '99     '00      '01      '02      '03      '04     '05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - International Opportunity Fund (from 9/1/95 to 8/31/05) as compared to the performance of two widely cited performance indices, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper International Large-Cap Core Funds Index includes the 30 largest international large cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
39   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Large Cap Equity Fund (formerly AXP VP - Large Cap Equity Fund)

On Oct. 1, 2004, Bob Ewing and Nick Thakore began managing the Fund on a temporary basis for Doug Chase, the Fund's portfolio manager, who took a leave of absence. Mr. Chase subsequently decided to leave American Express and on Jan. 3, 2005, Mr. Ewing and Mr. Thakore were named portfolio managers of the Fund. Together, they manage the Fund in conjunction with a team of equity analysts. Below, Bob Ewing and Nick Thakore discuss RiverSource VP - Large Cap Equity Fund's results and positioning for the annual period ended Aug. 31, 2005.

Q:  How did RiverSource VP - Large Cap Equity Fund perform for the fiscal year?

A: RiverSource VP - Large Cap Equity Fund advanced 12.42% for the 12 months ended Aug. 31, 2005. The Fund underperformed its benchmarks, the Russell 1000(R) Index (Russell Index) and the Standard & Poor's 500 Index (S&P 500 Index), which increased 14.63% and 12.56%, respectively, during the period. The Fund's peer group, the Lipper Large-Cap Core Funds Index, gained 11.46% during the same time frame.

Q:  What factors most significantly affected performance for the period?

A: During the 12-month period, stock selection and sector allocation detracted from performance relative to the Russell Index. Stock selection within the information technology and telecommunications sectors helped Fund performance. However, selection within the financials and consumer discretionary sectors detracted from performance.

    In terms of sector allocation, the industrial sector did not perform well and as a result, our smaller position helped performance. The Fund's cash position detracted from performance, as holding cash during the period when the market was up meant losing out on opportunities in the market for positive returns. In addition, the Fund's large exposure to the health care sector hurt performance.

    Three of the largest contributors to Fund performance during the period were Sprint Nextel, cell phone maker Nokia and Medco Health Solutions, a health services company. The Fund's smaller position in Home Depot detracted from performance during the period as did our smaller position in computer company Apple, which had strong performance throughout the year. Finally, our larger position in financial company Fannie Mae hurt performance as the stock struggled throughout the period.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: The annual period encompassed our interim management period and the subsequent naming as portfolio managers. In January 2005, we began implementing our current three-sided investment process in which we each manage approximately one-third of the Fund's assets while our equity analyst team selects stocks for the remaining one-third of the Fund.

    Regarding sector allocation, we lowered our exposure to the health care sector the most throughout the 12-month period. We sold some holdings in the consumer staples area and in industrials, where we believe we are late in the economic expansion and do not think it is prudent to have large positions in the sector. Finally, we added positions to the telecommunications services, utilities and consumer discretionary sectors.

[BAR CHART]
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                         +12.42% +14.63% +12.56% +11.46%

+12.42% = RiverSource VP - Large Cap Equity Fund
+14.63% = Russell 1000(R) Index (unmanaged)
+12.56% = S&P 500 Index (unmanaged)
+11.46% = Lipper Large-Cap Core Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
40   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

Q:  How do you plan to manage the Fund in the coming months?

A: We are somewhat cautious given that this is the fourth year of economic expansion. Though we believe the economy will continue to grow, we think its growth rate will noticeably decelerate. In the context of this economic outlook and what we consider to be high equity valuations, we think it is appropriate to be careful.

    Although this Fund essentially uses a fundamentally driven, bottom-up strategy, we realize how important it is to be cognizant of market trends and potential risks. We continue to have a more cautious stance, emphasizing higher quality stocks over lower quality stocks that have high amounts of leverage or exhibit volatile earnings.

    We continue to see benefits from our three-sided approach to managing this Fund. We oversee all three segments to monitor overall sector weightings and individual stock positions. We believe that our strategy, which taps opportunities across multiple sectors and investment styles, will be instrumental to the Fund's results in the current market environment.

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                   +12.42%
3 years                                  +10.14%
5 years                                   -6.12%
10 years                                  +5.03%
Since inception (10/13/81)               +10.59%

at Sept. 30, 2005

1 year                                   +14.14%
3 years                                  +14.88%
5 years                                   -4.37%
10 years                                  +4.92%
Since inception (10/13/81)               +10.59%

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Financials 19.9%
Information Technology 12.6%
Health Care 12.2%
Telecommunication Services 10.8%
Consumer Discretionary 10.5%
Energy 8.5%
Consumer Staples 8.3%
Industrials 6.7%
Short-Term Securities* 5.9%
Materials 2.8%
Utilities 1.8%

* Of the 5.9%, 3.3% is due to security lending activity and 2.6% is the Fund's cash equivalent position.

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Sprint Nextel                              5.6%                 $146,090,113
NTL                                        2.8                    72,709,876
Exxon Mobil                                2.6                    67,465,669
American Intl Group                        1.7                    45,253,132
Bank of America                            1.7                    44,652,015
Citigroup                                  1.6                    42,516,426
Pfizer                                     1.6                    41,010,418
Altria Group                               1.4                    37,276,716
General Electric                           1.3                    34,185,135
ConocoPhillips                             1.3                    33,497,849

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 21.6% of portfolio assets

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
41   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

The Fund's Long-term Performance

[LINE CHART]

                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - LARGE CAP EQUITY FUND

RiverSource VP - Large Cap
Equity Fund                     $10,000  $10,590  $13,605  $13,378  $18,744 $22,354  $14,199  $12,200  $13,439  $14,497 $16,297

Russell 1000(R) Index           $10,000  $11,801  $16,456  $17,460  $24,331 $29,231  $21,801  $17,992  $20,306  $22,607 $25,914

S&P 500 Index                   $10,000  $11,873  $16,699  $18,055  $25,240 $29,359  $22,198  $18,205  $20,402  $22,740 $25,596

Lipper Large-Cap Core
Funds Index                     $10,000  $11,641  $15,742  $16,794  $22,650 $28,163  $20,807  $17,346  $19,052  $20,574 $22,932
                                  '95      '96      '97      '98      '99     '00      '01      '02      '03      '04     '05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Large Cap Equity Fund (from 9/1/95 to 8/31/05) as compared to the performance of three widely cited performance indices, the Russell 1000(R) Index, the S&P 500 Index and the Lipper Large-Cap Core Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from S&P 500 Index to the Russell 1000(R) Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indices in this transition year. In the future, however, only the Russell 1000(R) Index will be included.

--------------------------------------------------------------------------------
42   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Large Cap Value Fund (formerly AXP VP - Large Cap Value Fund)

Below, Portfolio Manager Bob Ewing discusses RiverSource VP - Large Cap Value Fund's results and positioning for the annual period ended Aug. 31, 2005.

Q:  How did RiverSource VP - Large Cap Value Fund perform for the fiscal year?

A: RiverSource VP - Large Cap Value Fund advanced 12.04% for the 12 months ended Aug. 31, 2005. The Fund underperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which increased 16.86% during the period. The Fund's peer group, the Lipper Large-Cap Value Funds Index, gained 13.74% during the same time frame.

Q:  What factors most significantly affected performance for the period?

A: During the annual period, stock selection was favorable in some sectors, while detrimental in others. Stock selection within the information technology and telecommunications sectors helped Fund performance. However, selection within the financials and consumer staples sectors detracted from performance.

    In terms of sector allocation, the industrial sector did not perform well and as a result, our smaller-than-Russell Index position helped performance. In addition, our larger exposure to the technology sector compared to the Russell Index contributed positively during the fiscal year. The Fund's relatively small cash position detracted from performance, as holding cash during the period instead of investing it when the market was up meant losing out on opportunities in the market for positive returns. Finally, the Fund's low exposure to the utilities sector hurt performance while the sector was up approximately 40%.

    Overall, the energy sector performed extremely well during the period and stock selection within contributed positively to performance, specifically ConocoPhillips, Anadarko Petroleum and Transocean. Cell phone maker Nokia and hospital company HCA also performed well and were significant positive contributors.

    Conversely, not owning certain energy stocks or having smaller positions in these stocks during the period detracted from performance. The Fund's significantly lower-than-Russell Index position in Exxon Mobil detracted as the stock was a strong performer. Other energy stocks that detracted from relative performance included Occidental Petroleum and refining company Valero. In addition, General Electric, another large percentage of the Russell Index, performed well and our lower exposure hurt performance.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We increased the Fund's allocations to the information technology, energy and financials sectors. Throughout the period there were very exploitable valuation opportunities in information technology and we took the chance to add to the sector.

    Within energy, we added to the Fund's position throughout the year as we found attractive opportunities. However, we are currently in a volatile energy environment and are content to keep the Fund's energy allocation as is until we see how things play out through the close of the year.

    We lowered positions in health care, materials and industrials. Specifically, hospitals and health maintenance organizations (HMOs) have performed very well over the year, and we have taken down some of our positions, including well-known HMO Aetna. We also eliminated some strong performing stocks in the chemicals subsector of materials during the period. Finally, we decreased our holdings in the industrial sector as we are late in the economic expansion and a large position does not seem prudent.

[BAR CHART]
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                             +12.04% +16.86% +13.74%

+12.04% = RiverSource VP - Large Cap Value Fund
+16.86% = Russell 1000(R) Value Index (unmanaged)
+13.74% = Lipper Large-Cap Value Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
43   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Large Cap Value Fund

Q:  How do you plan to manage the Fund in the coming months?

A: We are somewhat cautious given that this is the fourth year of economic expansion. Though we believe the economy will continue to grow, we think its growth rate will noticeably decelerate. In the context of this economic outlook and what we consider to be high equity valuations, we think it is appropriate to be careful.

    We are maintaining our key portfolio themes. We continue to emphasize higher quality stocks over lower quality stocks that have high amounts of leverage or exhibit volatile earnings. We have tried to keep the average price/earnings ratio of our holdings below that of the benchmark, the Russell Index. We have also sought to keep the portfolio's volatility close to or lower than that of the Fund's benchmark, thus positioning the Fund to perform better in a flat or down market.

    We are finding more opportunities among large-cap stocks, and therefore, the Fund's average market capitalization has increased. At this stage in the economic cycle, we expect economic and corporate growth to decelerate a bit and deceleration tends to favor bigger, more secure companies.

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                   +12.04%
Since inception (2/4/04)                  +7.96%

at Sept. 30, 2005

1 year                                   +12.15%
Since inception (2/4/04)                  +8.12%

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Financials 29.0%
Energy 14.4%
Consumer Discretionary 9.4%
Information Technology 8.9%
Consumer Staples 8.6%
Industrials 8.5%
Telecommunication Services 6.6%
Health Care 6.2%
Utilities 4.4%
Materials 4.0%

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Exxon Mobil                                4.4%                     $614,813
Citigroup                                  3.4                       475,474
Bank of America                            3.3                       470,490
ConocoPhillips                             2.6                       364,516
Altria Group                               2.2                       310,939
American Intl Group                        2.2                       306,892
Chevron                                    2.0                       277,221
JPMorgan Chase & Co                        1.9                       264,816
Wells Fargo & Co                           1.5                       207,895
Pfizer                                     1.5                       204,881

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 25.0% of portfolio assets

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
44   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Large Cap Value Fund

The Fund's Long-term Performance

[LINE CHART]

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - LARGE CAP VALUE FUND

RiverSource VP - Large Cap Value Fund   $10,000  $10,204  $9,954   $10,069  $10,675 $11,153  $10,996  $11,280

Russell 1000(R) Value Index             $10,000  $10,214  $9,978   $10,214  $11,078 $11,618  $11,524  $11,935

Lipper Large-Cap Value Funds Index      $10,000  $10,211  $9,975   $10,021  $10,692 $11,121  $10,974  $11,397
                                         2/1/04    2/04    5/04      8/04    11/04    2/05     5/05     8/05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Large Cap Value Fund (from 2/1/04 to 8/31/05) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Value Funds Index, an index published by Lipper Inc., includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
45   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Mid Cap Growth Fund (formerly AXP VP - Equity Select Fund)

Below, portfolio manager Duncan Evered discusses the results and positioning for RiverSource VP - Mid Cap Growth Fund for the annual period ended Aug. 31, 2005.

Q: How did RiverSource VP - Mid Cap Growth Fund perform for the 12-month period ended Aug. 31, 2005?

A: RiverSource VP - Mid Cap Growth Fund rose 23.03% for the fiscal year ended Aug. 31, 2005. This underperformed the Fund's benchmark, the Russell Midcap(R) Growth Index (Russell Index), which advanced 26.45% for the period. The Fund's peer group, as represented by the Lipper Mid-Cap Growth Funds Index, was up 23.93% for the same time frame.

Q:  What factors most significantly affected performance for the period?

A: Performance for the fiscal year was a tale of two very different six-month periods, where stock selection weighed more heavily on performance than sector positioning.

    For the first half of the period (September through February), stocks in the healthcare and technology areas underperformed those in the Russell Index. One stock in particular, Biogen Idec, a biotechnology company, was a fairly large position in the Fund that had developed a promising new therapy drug for multiple sclerosis. Unexpectedly, and after FDA approval, the drug was pulled from the market, pending further research, which resulted in the single largest negative contribution to performance for the period. In the technology sector, Digital River and Juniper Networks detracted from performance during the first half of the period. The technology sector as a whole improved favorably later on in the period.

    The second half of the 12-month period really showed a significant reversal in stock selection and sector performance with stocks in sectors that were hurting earlier in the period became positive contributors. Whole Foods Market, a leading food retailer, investment firm Legg Mason, and EOG Resources, an oil and gas service company, contributed to performance during the second half of the period.

    The largest single sector in terms of contribution to performance in the second half of the period was health care. The health care sector ended up contributing to overall performance despite weak stock selection earlier in the period. Techne, a life science supplier, was a positive contributor during the period. Consumer staples and technology were the next largest sectors in terms of contribution. The change in market conditions during the second half of the period ended up favoring the Fund's style of investing in quality, durable, mid-sized growth holdings.

Q:  What changes did you make to the Fund?

A: In terms of changes made to the Fund during the annual period we increased the Fund's weighting in health care, which consists of biotechnology, service and device companies. We think there are many interesting mid-sized growth opportunities within the health care sector that may be more economically resistant as the economy slows.

    We have maintained the Fund's lower exposure to the consumer discretionary sector relative to the Russell Index. We think the best days for the consumer are probably over for now. The significant fiscal and monetary stimulus -- tax cuts, low interest rates and the appreciation people have had in their homes -- have peaked, and we are in a period of slowing corporate earnings. There seems to be a reluctance to hire in corporate America and certainly in troubled industries like the automotive industry where we expect further workforce reductions. We think that the consumer discretionary sector is a place to be careful and yet we have found companies that we think will contribute to the Fund's performance, namely women's clothier Chico's and restaurant operator Panera Bread.

    During the fiscal year, we eliminated some of the Fund's technology holdings in larger companies that have grown too big for the Fund, in particular Electronic Arts and Symantec. In addition, there were a few buyouts during the period where we eliminated a position, including SunGard Data Systems, a software company, which was a good performer for the Fund during the period.

    Finally, we kept a large exposure in the energy sector due to surging global demand for oil (particularly in growing economies such as India and China), diminished supply, and the lack of new resources.

[BAR CHART]
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                            +23.03% +26.45% +23.93%

+23.03% = RiverSource VP - Mid Cap Growth Fund
+26.45% = Russell Midcap(R) Growth Index (unmanaged)
+23.93% = Lipper Mid-Cap Growth Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
46   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund

Q:  What is the Fund's tactical view and strategy for the months ahead?

A: The Fund looks for quality, durable and growing mid-sized companies in the U.S. It may not be a strategy that the market favors every month or every quarter, but we believe it serves investors well over the long term. We select our holdings after we research each company thoroughly. We know the management, the franchise and the financials of each company well enough to commit our shareholders' capital.

    As always, we look to assemble 60 to 80 of the better up-and-coming companies across all industries. The Fund is a diversified fund. We manage risk within the Fund through diversification, by actively monitoring the fundamental change for each security, and by looking each week with our team for chronic underperformers and companies that are driving performance. We think focusing on each company's durability and balance sheets serve the Fund well.

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                   +23.03%
3 years                                  +13.34%
Since inception (5/1/01)                  +4.51%

at Sept. 30, 2005

1 year                                   +20.11%
3 years                                  +16.14%
Since inception (5/1/01)                  +4.82%

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Health Care 24.2%
Information Technology 22.4%
Consumer Discretionary 15.1%
Energy 13.1%
Industrials 10.1%
Financials 5.3%
Materials 4.0%
Consumer Staples 3.9%
Short-Term Securities 1.9%

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Whole Foods Market                         3.9%                   $9,997,615
Diagnostic Products                        3.1                     7,908,677
Legg Mason                                 2.9                     7,516,439
Williams-Sonoma                            2.8                     7,034,734
Robert Half Intl                           2.6                     6,579,185
Fiserv                                     2.5                     6,473,350
Fastenal                                   2.4                     6,013,413
Techne                                     2.3                     5,859,023
Fair Isaac                                 2.3                     5,757,112
Paychex                                    2.2                     5,635,511

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 27.0% of portfolio assets

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
47   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund

The Fund's Long-term Performance

[LINE CHART]

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - MID CAP GROWTH FUND

RiverSource VP - Mid Cap Growth Fund    $10,000  $9,318   $8,314   $9,828   $9,840  $12,107

Russell Midcap(R) Growth Index          $10,000  $8,614   $6,600   $8,606   $9,248  $11,694

Lipper Mid-Cap Growth Funds Index       $10,000  $8,877   $6,596   $8,177   $8,429  $10,446
                                         5/1/01   8/01     8/02     8/03     8/04     8/05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Mid Cap Growth Fund (from 5/1/01 to 8/31/05) as compared to the performance of two widely cited performance indices, the Russell Midcap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid cap growth funds tracked by Lipper Inc. The index's net returns include net reinvested dividends.

--------------------------------------------------------------------------------
48   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Mid Cap Value Fund (formerly AXP VP - Mid Cap Value Fund)

Below, portfolio managers Warren Spitz, Steve Schroll and Laton Spahr discuss the results and positioning for RiverSource VP - Mid Cap Value Fund for the reporting period ended Aug. 31, 2005.

Q: How did RiverSource VP - Mid Cap Value Fund perform since its inception on May 2, 2005 through Aug. 31, 2005?

A: RiverSource VP - Mid Cap Value Fund gained 12.70% for the period from its inception on May 2, 2005 through Aug. 31, 2005. The Fund's benchmark, the Russell Midcap(R) Value Index, advanced 11.78% for the period from April 30, 2005 through Aug. 31, 2005. The Lipper Mid-Cap Value Funds Index, representing the Fund's peer group, rose 11.29% over the same time frame.

Q:  What factors most significantly affected the Fund's performance?

A: Contributing most to the period was the Fund's significant exposure to stock selection within the energy sector. Within energy, GlobalSantaFe, Suncor Energy, BJ Services and Sunoco were outstanding individual stock performers. In other areas, PacifiCare Health Systems in the health care sector and Aon in the insurance area also performed well. YORK International in the industrials sector was another strong performer, which saw its share price rise upon its announcement by Johnson Controls that is aiming to acquire YORK. Further boosting the Fund's returns was a modest allocation to the poorly performing consumer staples sector. The Fund also benefited from the fact that higher dividend-paying sectors outperformed lower dividend-paying sectors for the reporting period overall.

    Detracting modestly from relative results was a sizable allocation to consumer discretionary. The Fund's holding in Family Dollar Stores was among the Fund's worst individual stock performers for the period.

Q:  What changes did you make to the Fund?

A: We made no meaningful strategic changes to the Fund over the reporting period. Rather, we focused during these nearly four months since the Fund's inception on the process of investing cash inflows as quickly, efficiently and effectively as possible into select mid-cap value stocks.

Q:  How do you intend to manage the Fund in the coming months?

A: We are reasonably confident the U.S. economy will continue to grow. Our best assessment at this time leads us to believe that the devastation caused by Hurricane Katrina will have only a transitory impact on the U.S. economy and thus will not be the catalyst for any shift in our management strategy. For the near term, we do believe the Federal Reserve Board (the Fed) will likely continue to raise short-term interest rates before year-end 2005 despite the relief and rebuilding efforts following Katrina. In addition, Katrina may have a beneficial effect on the industrials sector, where the Fund has had a significant allocation for some time now, as the hurricane highlighted the need for infrastructure improvements not only along the Gulf Coast but in many other parts of the nation as well. That said, though the pace of economic growth ahead and the direction of Fed action may be less than certain due to recent events, neither our positioning of the Fund nor our allocation strategy going forward are highly dependent on these macro factors.

    Within the equity market, we believe that increased levels of merger and acquisition activity seen of late will likely continue to be a factor in the coming months. Just as several Fund holdings benefited from such activity during the period just ended, we expect select portfolio positions to benefit from corporate restructuring in the months ahead. We further believe that style investing may become less critical going forward, with equity returns increasingly dependent on individual industry and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and, eventually, higher labor costs. Still, we will stay disciplined to our deep value style of investing. We will continue to emphasize stocks with attractive valuations, with a focus on mid-sized company stocks.

[BAR CHART]
                             PERFORMANCE COMPARISON
                       For the period ended Aug. 31, 2005

                             +12.70% +11.78% +11.29%

+12.70% = RiverSource VP - Mid Cap Value Fund (inception 5/2/05)
+11.78% = Russell Midcap(R) Value Index (unmanaged) (4/30/05 - 8/31/05) +11.29% = Lipper Mid-Cap Value Funds Index (4/30/05 - 8/31/05)

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
49   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

    Finally, we remain optimistic about dividend-paying stocks. Current yield on dividend-paying stocks is still quite attractive relative to fixed income alternatives at present, and we anticipate this trend will continue. In addition, as rhetoric surrounding potential inflationary pressures grows, it is worth noting that unlike Treasury bonds, which pay a fixed rate of income and may not keep pace with inflation, stock dividends have historically outpaced the inflation rate. Interestingly, in the first half of 2005, dividends started growing faster than corporate profits. In the first quarter of 2005, corporate earnings grew by less than 14%, while dividends increased by almost 16%. In the second quarter, dividends jumped by nearly 13%, or almost double the estimated 7% rate of profit growth. Dividends typically have grown faster than earnings only in economic downturns, like in 2001. However, this phenomenon is happening now midway into a business cycle -- a rare occurrence. Furthermore, evidence indicates that there is great potential for this trend to continue.

    Given these factors and the many other historical benefits of dividend-paying stocks, we expect that investors will be willing to pay more for companies demonstrating dividend growth as part of a total return strategy going forward. The pace of corporate dividend increases continued to accelerate both in frequency and in magnitude during the annual period, with a growing number of companies either initiating or increasing dividend payments.

TOTAL RETURNS

at Aug. 31, 2005

Since inception (5/2/05)*                +12.70%

at Sept. 30, 2005

Since inception (5/2/05)*                +14.04%

 * Not annualized.

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Financials 22.8%
Industrials 18.0%
Energy 16.4%
Consumer Discretionary 12.0%
Materials 9.8%
Utilities 8.6%
Information Technology 5.8%
Consumer Staples 2.9%
Telecommunication Services 2.0%
Health Care 1.7%

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
GlobalSantaFe                              3.2%                     $220,335
XL Capital Cl A                            2.3                       162,631
Aon                                        2.3                       156,482
ACE                                        2.2                       154,724
Pioneer Natural Resources                  2.2                       150,669
Suncor Energy                              1.8                       126,224
Public Service Enterprise Group            1.7                       116,318
YORK Intl                                  1.6                       113,268
Pinnacle West Capital                      1.6                       111,876
NiSource                                   1.6                       111,044

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 20.5% of portfolio assets

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
50   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - New Dimensions Fund (formerly AXP VP - New Dimensions Fund)

RiverSource VP - New Dimensions Fund advanced 7.28% for the 12 months ended Aug. 31, 2005. The Fund underperformed its benchmark, the Standard and Poor's 500 Index (S&P 500 Index), which increased 12.56% during the period. During the fiscal year, the Russell 1000(R) Index was added as the benchmark for the Fund. For the 12-month period, the Fund underperformed the Russell 1000(R) Index, which rose 14.63%. The Fund's peer groups, the Lipper Large-Cap Growth Funds Index, gained 15.47% and the Lipper Large-Cap Core Funds Index, which gained 11.46%, during the same time frame.

On Feb. 11, 2005, Michael Nance and Trisha Schuster joined the Fund's portfolio management team as associate portfolio managers. In July 2005, Portfolio Manager Gordon Fines announced his retirement effective Jan. 6, 2006. Michael Nance assumed management of 50% of the Fund's portfolio effective Aug. 1, 2005. Below, the Fund's portfolio managers discuss the Fund's performance for the annual period ended Aug. 31, 2005. Shareholders will be asked to approve a merger of the Fund into RiverSource Variable Portfolio - Large Cap Equity Fund at a shareholder meeting on Feb. 15, 2006. This approval is not guaranteed.

Q: What factors most significantly contributed to the Fund's underperformance for the period?

A: In our view, there were several factors that contributed to the Fund's underperformance.

    o We didn't have enough exposure to companies with lower market capitalizations. Companies with market capitalizations between $2 billion and $10 billion continued to outperform larger market capitalization stocks for most of the period. The Fund's fiscal period results were negatively affected by the larger market cap positioning of the portfolio. Because mid-cap stocks are an element of the S&P 500 Index, the Fund's smaller-than-S&P 500 Index position in mid-cap stocks caused the Fund's performance to lag relative to the benchmark.

    o The Fund's higher-than-S&P 500 Index position in mega-cap stocks detracted during the period. The Fund held large positions in mega-cap stocks such as Citigroup, Pfizer and Wal-Mart Stores resulting in a higher median market capitalization than our peer group. This decision detracted from performance in this fiscal year.

    o Our stock selection efforts were not as effective as we would have liked. Our stock selection, specifically in the consumer discretionary and health care sectors, hurt performance. Biotechnology company Biogen Idec was a sizeable position in the Fund and the stock was hit very hard during the first quarter of the calendar year as the company faced product safety concerns. In addition, media company Time Warner detracted from performance.

    o Value stocks outperformed growth stocks, which hurt performance relative to the S&P 500 Index. Since the Fund has a distinct and consistent growth focus, and the S&P 500 Index has both growth and value stocks, it has been a challenging period for growth funds relative to that benchmark. However, the Fund also underperformed our growth fund peer group due to the other factors noted above.

    We do not believe this style trend can be sustained indefinitely. We firmly believe this imbalance in the equity markets will correct itself at some point. In this environment, we believe it makes sense for investors to maintain their exposure to growth stocks in order to benefit when the market again begins to favor growth stocks.

Q:  What were the success stories during the period?

A: The Fund's large position in the energy industry, which performed well throughout the period, contributed positively to performance. In addition, the Fund's low exposure to the consumer staples industry also contributed. Stocks that helped performance included computer giant Apple Computer, retailer Target and cell phone maker Motorola.

    Although the Fund's sizeable health care position in Biogen Idec and Pfizer negatively impacted Fund performance as previously mentioned, Fund holdings in health care service company UnitedHealth Group and Amgen helped offset some of the negative returns in the sector.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: The annual period encompassed the addition of two associate portfolio managers to the management team, which provides the Fund with additional resources. The two managers bring a combined 24 years of investment experience that we believe will add value for shareholders

[BAR CHART]
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                     +7.28% +12.56% +15.47% +14.63% +11.46%

+7.28% = RiverSource VP - New Dimensions Fund
+12.56% = S&P 500 Index (unmanaged)
+15.47% = Lipper Large-Cap Growth Funds Index
+14.63% = Russell 1000(R) Index (unmanaged)
+11.46% = Lipper Large-Cap Core Funds Index (unmanaged)

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
51   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - New Dimensions Fund

    and can help enhance results. With the additional managers, the Fund remains focused on providing shareholders with long-term growth of capital. In addition, the Fund's managers believe that minimizing volatility in the portfolio will help preserve capital for shareholders.

    Portfolio changes during the annual period include increasing the Fund's exposure to the technology sector as we have started seeing some strong companies emerge in the market. As a result of adding to some of our technology positions, we have more technology companies in the Fund's Ten Largest Holdings such as Microsoft and Motorola.

    Overall, we emphasize companies that we think are well managed, healthy growing companies in terms of balance sheet and income characteristics. We try to find companies that show not only earnings and sales growth, but the ability to generate sustainable levels of free cash flow. In our view, dividend yield and dividend growth are very important themes in this market cycle.

Q:  How do you intend to manage the Fund in the coming months?

A: We are going to be very stock specific in terms of what we seek to add to the portfolio. We continue to have a preference for select energy stocks, and we are also focusing on the health care segment of the portfolio. In the technology sector, we are focusing on those unique offerings that demonstrate above average growth potential.

    We feel that an overwhelming driver right now in the marketplace is energy. With gasoline at the pump now approaching $3.00 per gallon, we believe this will start to have an impact on people's behavior and thinking. This is likely a long-term phenomenon. The plus for us of course is to be on the right side of the energy sector and we think we are.

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                    +7.28%
3 years                                   +6.51%
5 years                                   -7.26%
Since inception (5/1/96)                  +6.33%

at Sept. 30, 2005

1 year                                    +7.25%
3 years                                  +10.96%
5 years                                   -5.49%
Since inception (5/1/96)                  +6.47%

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Information Technology 26.0%
Health Care 16.1%
Consumer Discretionary 15.4%
Energy 11.5%
Industrials 9.8%
Consumer Staples 7.4%
Financials 7.1%
Short-Term Securities* 3.5%
Telecommunication Services 1.2%
Materials 1.0%
Utilities 1.0%

* Of the 3.5%, 1.4% is due to security lending activity and 2.1% is the Fund's cash equivalent position.

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Microsoft                                  3.5%                  $78,466,174
Procter & Gamble                           3.3                    74,166,885
Boeing                                     3.2                    72,557,460
Motorola                                   2.8                    63,486,088
Comcast Special Cl A                       2.8                    63,167,977
ConocoPhillips                             2.8                    62,027,977
Johnson & Johnson                          2.8                    61,976,214
Charles Schwab                             2.7                    60,554,936
Exxon Mobil                                2.5                    56,298,093
Pulte Homes                                2.4                    53,250,998

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 28.8% of portfolio assets

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
52   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - New Dimensions Fund

    Our experience has taught us that during periods of rising interest rates and slowing economic growth, when corporate earnings are nearing a peak, higher quality companies generally perform better than lower quality companies. In fact, a shift in the market emphasis toward quality growth companies with sound balance sheets -- the kind of companies that dominate the Fund's portfolio -- will provide an excellent opportunity for the Fund to regain ground. We express our gratitude for shareholders' patience, and we are optimistic that investors who have expressed long-term confidence in our strategy will be rewarded.

The Fund's Long-term Performance

[LINE CHART]

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - NEW DIMENSION FUND

RiverSource VP - New Dimensions Fund    $10,000  $9,914 $13,021 $13,436 $19,162 $25,679 $17,192 $14,584 $16,058 $16,426 $17,622

S&P 500 Index                           $10,000 $10,050 $14,135 $15,283 $21,364 $24,851 $18,790 $15,409 $17,269 $19,248 $21,666

Russell 1000(R) Index                   $10,000 $10,023 $13,977 $14,830 $20,665 $24,827 $18,516 $15,281 $17,246 $19,201 $22,010

Lipper Large-Cap Core Funds Index       $10,000 $10,020 $13,550 $14,455 $19,496 $24,241 $17,909 $14,931 $16,399 $17,709 $19,738

Lipper Large-Cap Growth Funds Index     $10,000  $9,946 $13,519 $14,376 $21,127 $28,010 $15,627 $12,246 $13,597 $13,986 $16,150
                                         5/1/96   8/96    8/97    8/98    8/99    8/00    8/01    8/02    8/03    8/04    8/05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - New Dimensions Fund (from 5/1/96 to 8/31/05) as compared to the performance of four widely cited performance indices, the S&P 500 Index, the Russell 1000(R) Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Growth Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell 1000(R) Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, and represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The Fund's investment manager recommended to the Fund that the Fund change its comparative index from the S&P 500 Index to the Russell 1000(R) Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indices in this transition year. In the future, however, only the Russell 1000(R) Index will be included.

--------------------------------------------------------------------------------
53   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - S&P 500 Index Fund (formerly AXP VP - S&P 500 Index Fund)

Q: How did RiverSource VP - S&P 500 Index Fund perform for the fiscal year ended Aug. 31, 2005?

A: RiverSource VP - S&P 500 Index Fund rose 11.98% for the 12 months ended Aug. 31, 2005. This was less than the Fund's benchmark, the unmanaged Standard & Poor's 500 Index (S&P 500 Index or the Index), which advanced 12.56% during the same period. The Lipper S&P 500 Objective Funds Index, representing the Fund's peer group, returned 12.30% over the same time frame.

Q:  What market factors most significantly affected Fund performance?

A: The Federal Reserve Board (the Fed) raised its short-term interest rate target eight times during the fiscal year to 3.50% at Aug. 31, 2005. The overall stock market provided strong returns during the first half of the annual period, as oil prices began to retreat, consumer confidence remained relatively high and investors generally agreed that the Fed's measured pace of rate increases would help keep inflation in check without derailing U.S. economic growth. Stock prices rose by relatively higher amounts for S&P 500 Index companies that delivered sustainable earnings growth and had less leverage on their balance sheets.

    Early in the second half of the fiscal year, the U.S. equity markets overall were weak amid concerns about rising interest rates, a flatter yield curve, a slowing of corporate earnings growth and higher energy costs. Stocks then rallied in fits and starts during the second calendar quarter, suggesting that investors were learning to live in harmony, at least temporarily, with higher oil prices and were also encouraged by speculation that Fed tightening was nearing its end. Fear re-entered the picture when oil prices hit $60 per barrel in late June, and markets responded negatively. Nervousness about the overall strength of the economy and the extent and duration of the Fed's tightening cycle also resurfaced. Despite ongoing choppiness, July was a rather bullish month for the broad equity market, reflecting what many economists called a Goldilocks economy -- not too hot and not too cold. Stocks then fell in August, as slower economic growth combined with high jobless claims, soaring gas prices, oil prices jumping past $70 a barrel and the devastating impact of Hurricane Katrina to outweigh surprisingly strong consumer spending. The trend toward an increased focus on the relative importance of dividends, both in terms of investor preference and in the number of companies either initiating or increasing dividend payments, continued through the period.

Q: Which equity sectors and securities affected the S&P 500 Index's performance most during the 12 months?

A: Energy and information technology were the best performing sectors for the period. On an industry level, oil, gas & consumable fuels provided the strongest returns for the Index, followed by health care providers & services and semiconductors and related companies. On the other hand, materials and telecommunications services lagged the other sectors. Pharmaceuticals, thrifts & mortgage finance and automobiles were the industries that detracted most.

    Several individual stocks contributed significantly to the performance of the S&P 500 Index over the 12-month period. Some strong performers for the period were Exxon Mobil and ConocoPhillips, both energy giants in the U.S. Other positive contributors included consumer staples conglomerate Altria Group, software behemoth Microsoft and electronics bellwether Intel. Performance laggards for the S&P 500 Index during the annual period included Pfizer, Merck, American International Group, Wal-Mart Stores and Fannie Mae.

    Each sector and stock in the S&P 500 Index was represented in the Fund at a weighting that approximated that of the Index and therefore had a similar effect on the Fund.

Q:  What changes were made to the Fund?

A: The Fund strives to stay fully invested in the stocks that make up the S&P 500 Index, and we attempt to replicate the Index's performance. Standard & Poor's rebalances the S&P 500 Index each quarter, and we align the Fund's portfolio on that timetable as well. Overall portfolio turnover was just 5% for the annual period.

    During the fiscal year, Standard & Poor's made 20 additions and 20 deletions to the S&P 500 Index. We made the same changes within the Fund. Some of the additions came from companies that grew in capitalization beyond the S&P MidCap 400 Index, an unmanaged group of

[BAR CHART]
                             PERFORMANCE COMPARISON

                        For the year ended Aug. 31, 2005

                             +11.98% +12.56% +12.30%

+11.98% = RiverSource VP - S&P 500 Index Fund
+12.56% = S&P 500 Index (unmanaged)
+12.30% = Lipper S&P 500 Objective Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

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54   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

    medium-sized company stocks. Others were the result of mergers & acquisitions or corporate restructurings. Companies added to the S&P 500 Index included Coach, CIT Group, News Corp., Molson Coors Brewing, Sears Holdings Corp., Tyson Foods, Murphy Oil and Public Storage. Deletions from the Index included AT&T Wireless, Winn-Dixie, PeopleSoft, Adolph Coors, Sears Roebuck, Veritas Software, Toys R Us and Delta Airlines.

Q:  How are you positioning the Fund for the months ahead?

A: The Fund will always attempt to stay fully invested in stocks that make up the S&P 500 Index, as we strive to mirror the performance of the Index. One change scheduled to be implemented in mid-September that may affect the Fund is that Standard & Poor's is expected to reconfigure the Index to reflect a "full float" of actively traded shares. Historically, the S&P 500 Index has been a market-capitalization weighted index, meaning that index composition is weighted according to the prices and number of total outstanding shares of its component stocks. Standard & Poor's plans to reconfigure the Index to reflect the elimination of shares not actively traded, such as certain shares held by company insiders. We began to transition the Fund during the first calendar quarter of 2005 to the full float-adjusted methodology by moving to a "half float" methodology with the plan to completely move to the full float methodology along with Standard & Poor's during the third quarter. We implemented this transition in two stages, so as to minimize portfolio turnover and liquidity constraints at any given time.

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                   +11.98%
3 years                                  +11.44%
5 years                                   -3.23%
Since inception (5/1/00)                  -2.41%

at Sept. 30, 2005

1 year                                   +11.67%
3 years                                  +16.09%
5 years                                   -2.03%
Since inception (5/1/00)                  -2.23%

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Financials 19.5%
Information Technology 15.2%
Health Care 13.1%
Industrials 11.0%
Consumer Discretionary 11.0%
Consumer Staples 10.0%
Energy 9.5%
Utilities 3.4%
Telecommunication Services 3.1%
Materials 2.8%
Short-Term Securities 1.4%

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Exxon Mobil                                3.4%                  $12,367,433
General Electric                           3.1                    11,561,538
Microsoft                                  2.4                     8,929,496
Citigroup                                  2.0                     7,384,918
Pfizer                                     1.7                     6,142,294
Johnson & Johnson                          1.7                     6,113,649
Bank of America                            1.5                     5,612,575
Intel                                      1.4                     5,149,580
American Intl Group                        1.4                     4,982,567
Wal-Mart Stores                            1.3                     4,878,745

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 19.9% of portfolio assets

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
55   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

    From a broader standpoint, we are reasonably confident the U.S. economy will continue to grow, although the debilitating effects of Hurricane Katrina going forward are of concern. While the Gulf Coast economies do not produce a significant amount of the nation's Gross Domestic Product, they are critical to both trade and energy supply and thus may hurt consumers throughout the nation. Further, the hurricane may give the Fed pause for thought, although we believe the Fed will continue to raise short-term interest rates ahead. Within the equity market, we believe returns may be increasingly dependent on individual sector and company performance, including the ability of corporations to maintain profit margins in the face of increasing cost pressures in raw materials and, eventually, higher labor costs. We also remain optimistic about dividend-paying stocks, as current yield on dividend-paying stocks is still quite attractive relative to fixed income alternatives at present, and we anticipate this trend will continue.

The Fund's Long-term Performance

[LINE CHART]

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - S&P 500 INDEX FUND

RiverSource VP - S&P 500 Index Fund     $10,000  $10,349  $7,766   $6,346   $7,076  $7,843   $8,782

S&P 500 Index                           $10,000  $10,493  $7,934   $6,506   $7,292  $8,127   $9,148

Lipper S&P 500 Objective Funds Index    $10,000  $10,485  $7,907   $6,466   $7,223  $8,023   $9,010
                                         5/1/00    8/00    8/01     8/02     8/03    8/04     8/05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - S&P 500 Index Fund (from 5/1/00 to 8/31/05) as compared to the performance of two widely cited performance indices, the S&P 500 Index and the Lipper S&P 500 Objective Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper S&P 500 Objective Funds Index includes the 30 largest S&P 500 funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
56   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Select Value Fund (formerly AXP VP - Partners Select Value
Fund)

RiverSource VP - Select Value Fund rose 16.18% for the 12 months ended Aug. 31, 2005. This underperformed the Russell 3000(R) Value Index, which increased 17.33%. The Fund also underperformed its peer group, the Lipper Multi-Cap Value Index, which advanced 16.78% for the period.

RiverSource VP - Select Value Fund is managed by Gabelli Asset Management Company, an independent asset management firm. The Fund seeks to provide long-term capital growth by investing in undervalued stocks of all sizes.

Q:  What factors most significantly impacted performance for the period?

    Gabelli: Disappointing performance came from a group of small broadcasters, including Paxson Communications, LIN TV and Young Broadcasting. Newspaper publishers The New York Times, Tribune and McClatchy Holdings were among some of our worst performers for the fiscal year.

    A factor worth noting during the period was the increase in mergers and acquisitions. Among the most prominent included Cingular's acquisition of AT&T Wireless, Sprint's merger with Nextel, Lee Enterprises' buyout of St. Louis newspaper publisher Pulitzer, and News Corp.'s purchase of Fox Entertainment's remaining shares that it did not already own. In addition, Neiman Marcus agreed to be acquired by Texas Pacific Group and Warburg Pincus for $100 per share in cash. Gencorp's stock rose on a takeover offer it then rebuffed. Finally, Energizer's stock rose in sympathy for Procter & Gamble's offer to acquire Gillette.

    As a result of the increase in merger and acquisition activity during the period, the Fund's cash position was higher than normal at the end of the annual period. This was the result of several mergers and acquisitions that closed during the last few months of the fiscal year. We sold large positions in Pulitzer, United Defense Industries, Thomas Industries, Titan, Cuno, Unocal and Storage Technology when their deals closed between June and the end of August.

    One of the most significant contributions during the period came from our largest holding, Cablevision Systems, which announced a deal to buy out public shareholders and spin off its Rainbow Networks for $33.50 per share. As a result, Cablevision's stock rose 35% during the period. Other strong performers during the period included MGM Mirage, ConocoPhillips and Kaman, whose stock rose approximately 95%, 77% and 76%, respectively. Manufactured housing stocks such as Cavco Industries and Champion Enterprises rose sharply at the end of the period in response to Hurricane Katrina.

Q:  What changes were made to the portfolio and why?

    Gabelli: As mentioned, several of the stocks in our portfolio were taken over including: AT&T Wireless was bought by Cingular, Cox Communications shares were bought by parent company Cox Enterprises, and Pulitzer was bought by Lee Enterprises.

    Clean water, whether for drinking or industrial uses, has become increasingly valuable here and abroad. Therefore, we have been adding stocks of companies providing water purification products and services such as ITT Industries and Watts Water Technologies. We note several water acquisitions in the past 12 months: General Electric bought Ionics, Danaher bought Germany's Leica Microsystems AG, and 3M purchased CUNO. This leads us to believe that in the year ahead, companies such as Watts and ITT Industries, which derive 20% of revenue from water treatment products, will attract some interest from larger companies ready to dip their toes in the water purification business.

    We added shares of Disney, which we hope will have the catalyst of a management change, and satellite company EchoStar Communications. In addition, we added to LIN TV, which we believe could be a takeover candidate, and gaming stocks Aztar and Kerzner International. Finally, we added Cavco Industries, a building manufacturer, for the potential cyclical turn in the industry.

[BAR CHART]
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                             +16.18% +17.33% +16.78%

+16.18%  RiverSource VP - Select Value Fund
+17.33%  Russell 3000(R) Value Index (unmanaged)
+16.78%  Lipper Multi-Cap Value Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
57   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Select Value Fund

Q:  How are you positioning the portfolio going forward?

    Gabelli: At the end of the period, Hurricane Katrina emerged as the largest natural disaster in the U.S. since the San Francisco earthquake in 1906. While the economy began to slow before Katrina, the hurricane has temporarily accelerated energy prices and an economic slowdown. This particular hurricane has national implications, as New Orleans is the second largest port in the nation and its freight distribution network has been compromised. Oil and gas facilities in the Gulf of Mexico have been damaged, as have the electricity and transportation infrastructure.

    Our expectation is that the current high level of merger and acquisition activity will continue. Companies merge to increase revenues and profitability and grow market share. There is plenty of ammunition left to hunt for corporate bargains. Stock is still a valuable deal currency. In addition, corporations are flush with cash and have plenty of borrowing power to fund cash deals. We will continue to invest in companies that will be the object of a takeover.

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Consumer Discretionary 29.9%
Short-Term Securities 21.2%
Industrials 15.1%
Consumer Staples 9.6%
Health Care 7.0%
Telecommunications Services 4.0%
Information Technology 3.5%
Energy 3.1%
Utilities 2.6%
Materials 2.4%
Financials 1.6%

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Cablevision Systems Cl A                   2.4%                     $561,600
ITT Inds                                   2.1                       491,040
US Cellular                                2.0                       477,456
Thomas & Betts                             1.8                       426,480
General Mills                              1.8                       415,080
Storage Technology                         1.6                       369,500
Commercial Federal                         1.6                       366,228
Chevron                                    1.5                       359,695
Viacom Cl A                                1.4                       340,800
Aztar                                      1.4                       334,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 17.6% of portfolio assets

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                   +16.18%
Since inception (2/4/04)                  +9.87%

at Sept. 30, 2005

1 year                                   +13.07%
Since inception (2/4/04)                  +9.13%

--------------------------------------------------------------------------------
58   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Select Value Fund

The Fund's Long-term Performance

[LINE CHART]

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - SELECT VALUE FUND
RiverSource VP - Select Value Fund      $10,000  $10,288  $10,064   $9,990  $10,938 $11,237  $11,176  $11,596

Russell 3000(R) Value Index             $10,000  $10,213   $9,974  $10,198  $11,115 $11,614  $11,514  $11,967

Lipper Multi-Cap Value Funds Index      $10,000  $10,191   $9,963   $9,986  $10,861 $11,299  $11,227  $11,661
                                         2/1/04    2/04     5/04     8/04    11/04    2/05     5/05     8/05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Select Value Fund (from 2/1/04 to 8/31/05) as compared to the performance of two widely cited performance indices, the Russell 3000(R) Value Index and the Lipper Multi-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Multi-Cap Value Funds Index includes the 30 largest multi cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
59   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Short Duration U.S. Government Fund (formerly AXP VP - Short Duration U.S. Government Fund)

Below, portfolio managers Scott Kirby and Jamie Jackson discuss RiverSource VP - Short Duration U.S. Government Fund's positioning and results for the fiscal year ended Aug. 31, 2005.

Q: How did RiverSource VP - Short Duration U.S. Government Fund perform for the fiscal year?

A: RiverSource VP - Short Duration U.S. Government Fund rose 1.43% for the 12 months ended Aug. 31, 2005. The Fund outperformed the Lehman Brothers 1-3 Year Government Index (Lehman Index), which gained 1.27%. However, the Fund underperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which rose 1.54% during the same time frame.

Q: What factors most significantly affected Fund performance during the annual period?

A: The Fund's returns were helped primarily by effective yield curve positioning (the way the Fund was positioned to respond to changes in short-vs. long-term interest rates), duration positioning (its overall sensitivity to interest rates) and sector allocation, despite a challenging environment for short-term fixed income investors. As the Federal Reserve Board (the
    Fed) raised interest rates eight times during the annual period, bringing the targeted federal funds rate to 3.50%, the U.S. Treasury yield curve flattened dramatically.

    Indeed, the two-year Treasury yield rose 142 basis points (1.42%) during the 12 months to a level of 3.81%. The five-year Treasury yield rose 55 basis points (0.55%) to a level of 3.86%, while the 10-year Treasury yield actually fell 10 basis points (0.10%) to a level of 4.01%. We had prudently positioned the portfolio early in the reporting period for just such a yield curve flattening scenario, where short-term interest rates rose more than long-term rates, and thus, the Fund outperformed the Lehman Index even with this significant increase in short-term yields. We kept the Fund's duration shorter than the Lehman Index.

    Agencies, asset-backed securities and mortgage-backed securities outperformed U.S. Treasuries for the annual period. As the Fund had greater exposure to these sectors compared to the Lehman Index, such allocation further boosted its results. Mortgages, where the Fund had its greatest allocation, performed positively, supported by a well-advertised measured pace of rate hikes by the Fed, which led, in turn, to muted overall volatility. Exposure to asset-backed securities and AAA-rated commercial mortgage-backed securities (CMBS), which are securities based on pools of commercial mortgages, also was a positive contributor to the Fund's annual performance.

    The Fund modestly lagged its Lipper group due to its comparatively defensive positioning, generally maintaining a more conservative risk profile than many of its peers.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: During the annual period, we increased the Fund's allocation to asset-backed securities, CMBS and agencies, and we reduced its allocation to mortgages, taking profits from several securities that had performed well. Within the mortgage sector, we added some lower coupons and some longer-maturity securities. Still, we continued to focus within the sector on higher coupons and more seasoned bonds, as we expect these securities to outperform in a rising rate environment. We also continued to hold those pools of mortgages with historically lower-than-average prepayment risks, which we have owned for some time now. Not only do these pools continue to offer attractive yields, but also, as they age, are transitioning well into what the market is increasingly favoring.

[PIE CHART]
                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                              +1.43% +1.27% +1.54%

+1.43%  RiverSource VP - Short Duration U.S. Government Fund
+1.27%  Lehman Brothers 1-3 Year Government Index (unmanaged)
+1.54%  Lipper Short U.S. Government Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

Shares of the Short Duration U.S. Government Fund are not insured or guaranteed by the U.S. government.

--------------------------------------------------------------------------------
60   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

    During the second half of the fiscal year, we sold some of the Fund's positions in collateralized mortgage obligations and focused on holding those that we believe will perform better as rates rise. Collateralized mortgage obligations are attractively structured mortgage-backed securities in that they separate mortgage pools into short-, medium- and long-term cash flows. As the yield curve flattened dramatically, we also removed some of the Fund's yield curve flattening bias and reduced the portfolio's sensitivity to changes in interest rates. While we kept duration shorter than the Lehman Index throughout the annual period, we made minor adjustments to portfolio duration and yield curve positioning as market conditions changed. Overall, the opportunistic changes we made in response to valuations or market developments resulted in an annual portfolio turnover rate of 171%.

Q:  How do you intend to manage the Fund in the  coming months?

A: We believe the U.S. economic recovery will continue and interest rates will move still higher. Our best assessment at this time leads us to believe that the devastation caused by Hurricane Katrina will have only a transitory impact on the U.S. economy overall. We expect energy shortages to be temporary and oil prices to recede as refining and production capacities come back on line. We expect the Fed to focus on the risks to higher inflation caused by higher energy prices, supply-chain disruptions and the strain on resources resulting from the massive rescue, relief and rebuilding efforts now underway. As a result, we expect the Fed to continue to raise the targeted federal funds rate through the balance of 2005. Consequently, we believe fixed income yields will move materially higher in the months ahead. In addition, we anticipate that the yield curve has flattened to near fair value and the move to higher yields across short- and long-term maturities going forward may be more parallel in nature.

    Based on this view, we intend to maintain the Fund's duration shorter than the Lehman Index for the near term. Within mortgage-backed securities, we expect to maintain a conservative risk posture. Should rates move higher, we would seek select opportunities to remove some of the Fund's defensive overall positioning. At the same time, we would also reassess the Fund's positioning should unexpected shocks to the economy, such as the impact of Hurricane Katrina, change the Fed's policy. As always, however, our strategy is to provide added portfolio value with a moderate amount of risk. Quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

U.S. Government Obligations & Agencies 46.4%
Mortgage-Backed 42.3%
Asset-Backed 4.7%
Short-Term Securities 3.5%
Commercial Mortgage-Backed 2.1%
Foreign Government 1.0%

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                    +1.43%
3 years                                   +1.76%
5 years                                   +3.97%
Since inception (9/15/99)                 +4.11%

at Sept. 30, 2005

1 year                                    +1.23%
3 years                                   +1.43%
5 years                                   +3.74%
Since inception (9/15/99)                 +4.01%

--------------------------------------------------------------------------------
61   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

The Fund's Long-term Performance

[LINE CHART]

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - SHORT DURATION U.S. GOVERNMENT FUND

RiverSource VP - Short Duration U.S. Government Fund    $10,000  $10,464  $11,436  $12,055  $12,303 $12,510  $12,689

Lehman Brothers 1-3 Year Government Index               $10,000  $10,502  $11,521  $12,299  $12,618 $12,904  $13,068

Lipper Short U.S. Government Funds Index                $10,000  $10,495  $11,422  $12,076  $12,298 $12,514  $12,706
                                                        10/1/99    8/00     8/01     8/02     8/03    8/04     8/05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Short Duration U.S. Government Fund (from 10/1/99 to 8/31/05) as compared to the performance of two widely cited performance indices, the Lehman Brothers 1-3 Year Government Index and the Lipper Short U.S. Government Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
62   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Small Cap Advantage Fund (formerly AXP VP - Small Cap Advantage
Fund)

Performance Summary

RiverSource VP - Small Cap Advantage Fund increased 24.88% for the 12 months ended Aug. 31, 2005. The Fund outperformed its benchmark, the Russell 2000(R) Index (Russell Index), which rose 23.10% for the same time frame. The Fund's peer group, as represented by the Lipper Small-Cap Core Funds Index, advanced 22.59% during annual period.

Small-cap stocks traded higher in the first half of the fiscal period but retraced some of those gains during the first four months of 2005. Then, following a market bottom at the end of April, small caps rallied sharply as investors set aside fears of higher oil prices and inflation and began to discount an end to the Federal Reserve Board's (the Fed) tightening cycle. The Russell Index hit an all-time high in early August to close the period with solid gains. Overall, the year was a very favorable one for small-cap investors, with all segments of the small-cap market advancing and small-cap stocks significantly outperforming large-cap stocks.

The Fund is primarily managed by Jake Hurwitz and Kent Kelley of Kenwood Capital Management in Minneapolis. Dimitris Bertsimas and Jonathan Calvert with RiverSource Investment's Cambridge office, a quantitative investing office, manage less than 20% of the Fund assets. Each team employs a separate and distinct small company equity selection process. Hurwitz and Kelley have been portfolio managers since the Fund's inception in 1999.

Q:  What factors most significantly affected performance for the period?

    Hurwitz and Kelley: Our portion of the Fund outperformed the Russell Index during the period thanks to strong contributions from positive stock selection across nearly all sectors. The portfolio's best performance occurred in the consumer discretionary sector. In particular, holdings in advertising, auto parts and retailers, such as bebe stores and American Eagle Outfitters, contributed significantly to the Fund's performance.

    The Fund also benefited from strong stock selection in the health care sector. Holdings in Sierra Health Services, a health maintenance organization, and Psychiatric Solutions, a hospital, both performed particularly well, as did Lifecell, Immucor, and Haemonetics, medical device companies. In addition, security selection in consumer staples such as convenience retailers Pantry and 7-Eleven contributed positively to the Fund's performance.

    Finally, several of the Fund's holdings in energy exploration and production were strong performers during the year and made a significant positive contribution to the Fund's return. Southwestern Energy and Swift Energy both reported strong production growth during the period and advanced on expectations that productions gains would translate to future earnings growth.

    Stock selection in two sectors contributed negatively to the portfolio's performance: finance and capital goods. In finance, stock selection in the regional bank and savings and loans group detracted from performance for the period. Within the capital goods sector, the Fund's holdings in electrical equipment and engineering and construction underperformed.

    Bertsimas and Calvert: During the fiscal year, all three of our investment disciplines -- the momentum, the value and the quality adjusted value models -- performed well. In particular, the value model, which chooses stocks based on attractive valuations, drove returns and outperformed during the first half of the fiscal year. In the second half of the period, the momentum model, which picks stocks based on recent returns, helped the Fund outperform the Russell Index.

    Specifically, the momentum model had strong stock selection within the energy sector, which was up more than 80% during the period, and the Fund's large exposure relative to the Russell Index contributed positively to performance. Southwestern Energy was a strong contributor, nearly doubling during the annual period.

[BAR CHART]
                             PERFORMANCE COMPARISON

                        For the year ended Aug. 31, 2005

                             +24.88% +23.10% +22.59%

+24.88%  RiverSource VP - Small Cap Advantage Fund
+23.10%  Russell 2000(R) Index (unmanaged)
+22.59%  Lipper Small-Cap Core Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
63   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

    Within the industrial sector, building materials company USG Corp. performed well during the period and contributed positively to performance. In addition, mining company Joy Global, which was purchased based on its momentum characteristics, benefited from increasing commodity prices and increased demand from customers during the fiscal year.

    Detracting from performance was healthcare company OCA Inc., one of the larger holdings in our portion of the portfolio. OCA announced major accounting issues with their financial reports and as a result, the stock fell significantly during the period.

Q:  How would you describe the Fund's investment approach?

    Hurwitz and Kelley: Our goal is to find attractive small-cap growth and value holdings by using quantitative and qualitative analysis. We use a computer screening process to identify the best investment opportunities in all sectors of the small-cap market. Our approach favors companies with superior cash flow generation and attractive relative valuations. We invest in all sectors of the small-cap market and avoid "top down" bets. Rather, we invest in all of the market sectors with roughly the same weightings as the Russell Index. We believe that using a balanced strategy -- focused on valuation, earnings and price-related variables -- will produce consistent and attractive risk-adjusted returns for the Fund's investors over the long term.

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                   +24.88%
3 years                                  +21.58%
5 years                                   +5.36%
Since inception (9/15/99)                 +8.92%

at Sept. 30, 2005

1 year                                   +18.15%
3 years                                  +24.28%
5 years                                   +5.99%
Since inception (9/15/99)                 +8.81%

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Financials 18.4%
Information Technology 17.5%
Industrials 14.1%
Consumer Discretionary 13.8%
Health Care 13.1%
Energy 6.9%
Materials 5.1%
Consumer Staples 3.5%
Utilities 3.1%
Short-Term Securities* 3.0%
Telecommunications Services 1.5%

* Of the 3.0%, 0.9% is due to security lending activity and 2.1% is the Fund's cash equivalent position.

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)     (at Aug. 31,2005)
iShares Russell 2000
Small Cap Index Fund                       0.8%                   $1,925,310
Microsemi                                  0.7                     1,654,982
Delphi Financial Group Cl A                0.6                     1,379,701
Haemonetics                                0.6                     1,368,752
Oil States Intl                            0.5                     1,296,284
Ohio Casualty                              0.5                     1,232,689
Jarden                                     0.5                     1,216,498
ProAssurance                               0.5                     1,211,376
St. Mary Land & Exploration                0.5                     1,206,449
Cal Dive Intl                              0.5                     1,174,248

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 5.7% of portfolio assets

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
64   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

    Bertsimas and Calvert: We manage the Fund using a quantitative approach designed to invest in a diversified portfolio of value and growth stocks that will perform well regardless of market conditions. Our approach for selecting value stocks is to buy securities that are undervalued based on our proprietary estimate of future earnings. We also buy higher quality stocks that are attractively priced. Our strategy for choosing growth stocks uses a momentum model that identifies securities with improving sentiment.

    We employ proprietary optimization techniques to reduce the expected risk of the portfolio, to avoid large deviations from the benchmark across multiple risk factors such as sectors and industries, and to limit the amount of trading in the portfolio.

    Three of our holdings that have had a positive impact on performance during the period illustrate how our different investment strategies work together. We previously purchased building materials company USG, homebuilder Beazer Homes USA and retailer Burlington Coat Factory Warehouse based on our two valuation models that found these stocks attractive. During the fiscal year, these stocks performed extremely well in the portfolio and are now exhibiting strong momentum characteristics. Although the valuations of these stocks have become less attractive, they are now favored by the momentum strategy. Thus, we are maintaining our large position in these holdings.

Q:  How do you plan to manage the Fund in the coming months?

    Hurwitz and Kelley: We remain generally constructive in our outlook for small-cap stocks. So far in 2005, small-cap earnings and revenue growth rates have been strong. Although the current economic expansion is mature, real interest rates remain low, and therefore, monetary conditions can still be characterized as stimulating. All of this combines to benefit equities in general and small-cap stocks, in particular. Furthermore, small-cap stocks exhibit levels of valuation relative to large caps that are generally in line with historical averages.

    However, a number of risks remain regarding the course of the economy and the U.S. equity market. High energy prices may affect consumer spending and lead to an economic slowdown. Inflation may cause the Fed to keep raising rates beyond levels now generally expected and over a longer period of time, which could inhibit economic growth. In the event of an economic downturn, there is considerable risk to small-cap earnings, which have been a primary driver of the favorable relative performance of small-cap stocks vs. large-cap stocks during the past several years.

    Our small cap strategy remains focused on individual stock selection based on our quantitative appraisal discipline. Consistent with our strategy, we maintain a risk-neutral position relative to the Russell Index in terms of characteristics such as sector membership, market capitalization, and share price.

    Bertsimas and Calvert: We believe that our quality adjusted value strategy will serve us well going forward, focusing on what we believe are the higher quality stocks that tend to perform better than their peers during volatile market periods.

    We believe that our use of multiple investment disciplines serves us well in all investment environments. Whether it's a surge in small-cap stocks or a downturn, the combination of models helps us deliver value relative to the Russell Index.

--------------------------------------------------------------------------------
65   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

The Fund's Long-term Performance

[LINE CHART]

        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - SMALL CAP ADVANTAGE FUND

RiverSource VP - Small Cap Advantage Fund       $10,000  $12,819  $10,681   $9,262  $11,852 $13,322  $16,647

Russell 2000(R) Index                           $10,000  $12,713  $11,234   $9,500  $12,262 $13,654  $16,808

Lipper Small-Cap Core Funds Index               $10,000  $13,626  $12,874  $11,196  $13,803 $15,693  $19,237
                                                10/1/99    8/00     8/01     8/02     8/03    8/04     8/05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Small Cap Advantage Fund (from 10/1/99 to 8/31/05) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the Russell 3000 total market capitalization. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Small-Cap Core Funds Index includes the 30 largest small cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
66   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Small Cap Value Fund (formerly AXP VP - Partners Small Cap Value Fund)

RiverSource VP - Small Cap Value Fund rose 20.02% for the 12 months ended Aug. 31, 2005. The Fund underperformed its benchmark, the Russell 2000(R) Value Index (Russell Index), which returned 22.61%. It also underperformed the Fund's peer group, the Lipper Small-Cap Value Funds Index, which advanced 23.85% for the period.

Five money management firms manage a portion of RiverSource VP - Small Cap Value Fund's portfolio. Each firm selects small-cap value stocks in an effort to provide Fund shareholders with long-term capital appreciation. As of Aug. 31, 2005, the five subadvisors managed the following portions of the Fund's portfolio: Barrow, Hanley, Mewhinney & Strauss (Barrow, Hanley) (21.0%); Donald Smith & Co., Inc. (Donald Smith) (18.5%); Franklin Portfolio Associates LLC (21.3%); Goldman Sachs Asset Management, L.P. (GSAM) (18.2%); and Royce & Associates LLC (Royce) (21.0%).

Q: What factors most significantly affected results for your portion of the Fund for the period?

    Barrow, Hanley: Our exposure to the energy sector, specifically the oil and gas industry was the best performing sector for the 12-month period. Specifically, Chesapeake Energy and Encore Acquisition both notably added to our performance. Our second best performing sector relative to the Russell Index was health care, in which the Fund's total return was more than twice that of the Russell Index. Finally, our relatively low exposure in the financials sector worked in our favor, and similarly, our large exposure in the industrials sector was a positive contributor.

    Advanced Auto Parts was the Fund's second best performing holding for the 12-month period, up approximately 46% before we sold it after reaching our pricing targets. The consumer staples sector was our worst performing sector as our holding American Italian Pasta was also our worst performing stock overall.

    Donald Smith: Our portion of the portfolio underperformed the Russell Index for the fiscal year ended Aug. 31, 2005. The Fund's stock holdings, not including cash, performed roughly in line with the Russell Index. Our inability to find enough companies that meet our strict valuation criteria led to underperformance. Stocks that did well in the last year include:
    Alaska Air Group, Genesis HealthCare and Reliant Energy. The worst performer was Sea Containers, a shipping and container company that has suffered from increased competition and high fuel costs.

    Franklin Portfolio Associates: For the 12-month period, our portion of the Fund's portfolio performed well against the Russell Index. Most of the seven stock selection themes that we use to rank securities discriminated well between winners and losers. The best performing stock selection themes were those that focused on stock "momentum," either related to the underlying business momentum of the company, its stock price momentum, or its longer term growth prospects. Only the theme that focused on peer-relative valuation based on balance sheet information failed to perform well.

    Our industry-neutral approach added value in most sectors during the period, but did particularly well within the financial services, technology, health care and consumer durables sectors. Within the health care sector, Alpharma, an animal and human specialty pharmaceuticals company, First Horizon Pharmaceutical and Intuitive Surgical performed well.

    Within the durables sector, two construction companies contributed positively: building materials company USG and residential homebuilder Technical Olympic USA. In the technology area, Internet marketing firm Doubleclick saw its stock rise in response to a buyout offer. Within financial services, Compucredit more than doubled during the year.

    Although performance was strong in most sectors, there were some areas that detracted. Those sectors included consumer services and consumer staples, specifically. Within consumer services, two entertainment related firms in the portfolio declined substantially during the period: toy manufacturer Jakks Pacific and music distributor Handleman. Within consumer staples, Sensient Technologies, a manufacturer of food flavorings, fell almost 10% during the period, underperforming other food and beverage stocks.

GSAM: Our stock selection in the industrials and technology sectors detracted from performance for the period. GrafTech International, a manufacturer of graphite

[BAR CHART]

                             PERFORMANCE COMPARISON
                        For the year ended Aug. 31, 2005

                            +20.02% +22.61% +23.85%

+20.02%  RiverSource VP - Small Cap Value Fund
+22.61%  Russell 2000(R) Value Index (unmanaged)
+23.85%  Lipper Small-Cap Value Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
67   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

    and carbon electrodes, lowered near term expectations but reported improved revenues across its business lines. Caraustar Industries, a manufacturer of recycled paperboard tube and core products, reported disappointing first quarter results despite its adoption of recent price increases.

    Conversely, the Fund was aided by successful positioning in the energy and health care sectors. Some individual stocks were standouts, including Tessera Technologies and Commercial Metals. In addition, the Fund's energy positions contributed positively to performance as they benefited from historical gains in commodity prices. The Fund's strongest performers in the sector included Whiting Petroleum and Range Resources.

    Royce: Performance for our portion of the Fund was primarily positive, based upon the strong results in natural resources and health care stocks. We also had solid gains from the technology, industrial products, consumer products, consumer services and financial services sectors. In fact, each of the Fund's nine sectors showed gains during the one-year period ended Aug. 31, 2005.

Q:  What changes did you make to your portion of the Fund and why?

    Barrow, Hanley: Given our methodology, portfolio change significantly depends on finding companies with the potential for continued fundamental improvement. During the last 12 months, we eliminated Advanced Auto Parts, Sola International, Murphy Oil Corp., and JB Hunt. We added positions in Plexus Corporation, Tidewater, Littelfuse, Champion Enterprises, Fleetwood Enterprises and Helen of Troy.

    Donald Smith: We continued to purchase companies that sell at reasonable prices relative to their tangible book values and underlying earnings power. We purchased a number of new stocks during the first half of the period including Royal Group Technologies, a building products company, 3Com and AK Steel Holding.

    In the second half of the period, we added Stillwater Mining, the sole domestic supplier of palladium and platinum; Knight Capital Group, a broker with a large cash position that is supporting a major stock buyback; Tech Data, a conservatively capitalized technology distributor; Quanta Capital Holdings, a new insurance company; and Ryerson Tull, a steel distributor. We eliminated positions in Assured Guaranty, Phoenix Companies, RTI International and Seacor Holdings.

    Franklin Portfolio Associates: Our normal trading activity consists of selling stocks out of the portfolio with ranks that have deteriorated and replacing them with stocks that are attractively ranked. Other than that, the major change to the portfolio during the period was in response to the annual rebalancing of the Russell Index that occurred near the end of June 2005. Although the change in the Index was smaller than it had been over the past several years, we have been repositioning the portfolio to track the new Index more closely by selling stocks no longer in the Index and adding some new companies.

    GSAM: We trimmed the Fund's positions in Range Resources and Whiting Petroleum due to valuation issues and changing risk/return characteristics. We eliminated the Fund's holdings in OMI, an oil tanker company, as we believe the stock is near fair value. We added new technology positions during the period, including ScanSource, BearingPoint and Integrated Device Technology.

    Royce: We recently sold our positions in two electronic and video game retailers that did well in the portfolio: Electronic Boutiques Holdings and GameStop. We also took some profits in health care companies CNS, Healthcare Services Group, Horizon Health and U.S. Physical Therapy. Moving beyond the health care sector, we sold shares of CoolBrands after a period of disappointing performance. Declining share prices led us to increase our stake in multiservice financial company eFunds, circuit board components business TTM Technologies, and pharmaceutical and nutritional products maker Perrigo. Prior to these transactions, we took some profits in companies such as Sybase and Foundry Networks, as technology stock prices rose late in 2004.

Q:  How will you manage your portion of the Fund in the  coming months?

    Barrow, Hanley: Our portion of the portfolio should always be composed of stocks that are selling at significant discounts to their fundamental long-term value. We do not trade stocks as our typical holding period is approximately four years. We seek to minimize the role of commodity prices in the portfolio because we believe that over time they are largely unpredictable. We also believe that high or low prices are difficult to forecast in terms of timing reversal.

    Our recently successful oil and natural gas investments are an example of the power of patient stock selection, coupled with a dose of good fortune. Murphy Oil, Encore Acquisition, and Chesapeake Energy have been with us for six, four, and three and a half years, respectively. When Murphy, Encore and Chesapeake were initially purchased, natural gas prices were at about $25 per barrel. In no case was the primary, or even secondary, consideration the potential for a large increase in commodity prices. Rather, it was the belief that each company was uniquely positioned to achieve rapidly increasing reserve levels over the long-run. That has proven true, and in addition, we have benefited from a near tripling of the commodity price. Each company would probably have been an excellent investment in an environment of flat energy prices.

    The current, past and future construction of the portfolio should remain grounded in the discovery and exploitation of

--------------------------------------------------------------------------------
68   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

    individual stock values more or less independent of sector or industry conditions.

    Donald Smith: At this point, we have a smaller position in energy stocks, which on average sell at five and a half times the book value. We have more exposure to companies that are either direct or indirect beneficiaries of lower oil prices such as airlines, auto parts, retailers and technology. Technology now represents a large portion of the portfolio. We have been buying technology companies with large cash positions and little debt, factors that lead to minimal downside. Some of the top holdings have undervalued real estate, such as Royal Group Technologies, Genesis HealthCare, Dillard's and Lodgian.

    Franklin Portfolio Associates: We continue to position the portfolio to emphasize stocks with the characteristics that we've identified as leading to long-term outperformance in the small-cap value universe. We emphasize stocks that have inexpensive valuations relative to their peers and their own history and also have identifiable business or market momentum so that their potential is realized. We perform this analysis within industry and sector and are careful to maintain sector and industry weights within the portfolio similar to those in the Russell Index. When stocks within the portfolio no longer have the desired characteristics, we replace them with stocks that meet our criteria.

    GSAM: As we near the end of 2005, we feel company-specific results will greatly impact stock price returns. Corporations will continue to struggle to maintain margins as energy, raw materials and regulatory costs continue to rise sharply. We believe our disciplined, research-intensive approach to identifying cash generating businesses and buying them at attractive valuations should enable our portfolio to perform well over the long term.

    Royce: As always, we continue to look for what we believe is good value on a stock-by-stock basis. Our goal remains to take advantage of falling prices by adding to existing positions and initiating new ones in businesses that we find attractive. We see the possibility for large-cap stocks to outperform small-cap stocks, although not by much. We also suspect that there will be frequent leadership rotation between large- and small-cap companies, and we do not see any asset class or approach dominating as it has in the past 10 years.

    We fully expect that smaller stocks will be caught up in the generally positive direction of the market that we think is probable during the next five years. Small-cap stocks led in the previous five years, but not to the same degree that large-cap stocks had from 1995 through 2000. The upshot is that for the 10-year period ended June 30, 2005, the S&P 500 Index and the Russell Index had identical results. Without a similar level of excess to work through, we see no reason why active small-cap management cannot remain competitive with large-cap stocks in the coming years.

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Financials 18.4%
Information Technology 17.5%
Industrials 14.1%
Consumer Discretionary 13.8%
Health Care 13.1%
Energy 6.9%
Materials 5.1%
Consumer Staples 3.5%
Utilities 3.1%
Short-Term Securities* 3.0%
Telecommunications Services 1.5%

THE TEN LARGEST HOLDINGS
                                          Percent                  Value
                                   (of portfolio assets)    (at Aug. 31, 2005)
Royal Group Technologies                   1.1%                   $4,568,002
Terex                                      1.1                     4,413,469
Dillard's Cl A                             1.1                     4,360,187
Reliant Energy                             1.0                     4,050,001
Flowserve                                  0.9                     3,851,418
3Com                                       0.9                     3,845,401
Tech Data                                  0.9                     3,807,439
Tidewater                                  0.9                     3,723,543
Genesis HealthCare                         0.9                     3,625,041
MI Developments Cl A                       0.8                     3,321,524

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 9.6% of portfolio assets

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                   +20.02%
3 years                                  +19.00%
Since inception (8/14/01)                +12.36%

at Sept. 30, 2005

1 year                                   +14.97%
3 years                                  +22.61%
Since inception (8/14/01)                +12.17%

--------------------------------------------------------------------------------
69   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

The Fund's Long-term Performance

[LINE CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - SMALL CAP VALUE FUND

RiverSource VP - Small Cap Value Fund   $10,000  $9,531   $11,460  $13,383  $16,062

Russell 2000(R) Value Index             $10,000  $9,440   $11,675  $13,951  $17,105

Lipper Small-Cap Value Funds Index      $10,000  $9,491   $11,782  $14,011  $17,353
                                         9/1/01   8/02      8/03     8/04     8/05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Small Cap Value Fund (from 9/1/01 to 8/31/05) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Value Index and the Lipper Small-Cap Value Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Small-Cap Value Funds Index includes the 30 largest small cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
70   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Portfolio Management Q&A

RiverSource VP - Strategy Aggressive Fund (formerly AXP VP - Strategy Aggressive
Fund)

Below, portfolio manager Paul Rokosz discusses the Fund's positioning and results for the fiscal year ended Aug. 31, 2005. Shareholders will be asked to approve a merger of the Fund into RiverSource VP - Mid Cap Growth Fund at a shareholder meeting on Feb. 15, 2006. This approval is not guaranteed.

Q: How did RiverSource VP - Strategy Aggressive Fund perform for the fiscal year?

A: RiverSource VP - Strategy Aggressive Fund gained 21.58% for the 12 months ended Aug. 31, 2005. While producing strong absolute returns, the Fund underperformed on a relative basis. The Russell Midcap(R) Growth Index (Russell Index), representing the Fund's benchmark, rose 26.45% and its peer group, the Lipper Mid-Cap Growth Funds Index, advanced 23.93%.

Q: What factors most significantly affected the Fund's performance during the annual period?

A: On the positive side, effective stock selection and a significant position in energy helped the Fund's relative returns. Within energy, an emphasis on oil and natural gas exploration & production companies was especially beneficial, with Fund holdings XTO Energy, EOG Resources and Precision Drilling performing particularly well. Effective stock selection in consumer staples and a modest position in consumer discretionary also were positive contributors to Fund performance. Within health care, a focus on health care services stocks rather than product-oriented firms proved particularly prudent, as several of these services companies performed well for the fiscal year. These included HMO WellChoice, pharmacy benefits manager Caremark Rx, rural hospital Community Health Systems and biomedical services & supply firm Invitrogen.

    Other strong performers for the Fund during the annual period included coal company Peabody Energy and two information technology companies that each benefited from successful new products, specifically semiconductor firm Marvell Technology Group and software company Autodesk.

    Unfortunately, these positives were not enough to offset the negative effects on the Fund's relative results of poor individual security selection in the information technology, consumer discretionary and basic materials sectors. Not having any allocation to the solidly-performing telecommunications sector also hurt.

    On a stock-specific basis, health care company Eyetech Pharmaceuticals detracted from the Fund's performance, as the potential for its macular degeneration treatment was marginalized by the pre-empting and better-than-anticipated results from its major competitor. Smurfit-Stone and Bowater were also poor performers for the annual period, as a supply/demand imbalance did not generate higher pricing levels in these paper stocks as it did in other segments of the basic materials sector. Another weak performer for the Fund was industrial company Zebra Technologies, which, among other products, manufactures and distributes direct thermal and thermal transfer bar code label and receipt printers. In our view, this stock got over-hyped and suffered from concerns over its valuation rather than from any company-specific fundamentals. We sold the Fund's positions in each of these stocks. OSI Pharmaceuticals, which focuses on cancer drugs, was another poor performer for the Fund, as it faced negative reaction to its acquisition of Eyetech Pharmaceuticals. While we reduced the Fund's holding in OSI Pharmaceuticals, we maintained a position, as we believed its share price decline to be temporary.

Q:  What changes did you make to the Fund and how is it  currently positioned?

A: We maintained the Fund's sizable exposure to the energy sector, but trimmed its allocation somewhat during the fiscal year, taking profits. We decreased to a greater degree the Fund's already modest position in consumer discretionary. We moved the Fund's position in basic materials from a neutral to a more modest allocation, and we shifted the Fund's significant allocation to industrials to a neutral position. Finally, we added to the Fund's consumer staples holdings, though still maintaining a moderate exposure.

[BAR CHART]
                             PERFORMANCE COMPARISON

                        For the year ended Aug. 31, 2005

                             +21.58% +26.45% +23.93%

+21.58%  RiverSource VP - Strategy Aggressive Fund
+26.45%  Russell Midcap(R) Growth Index (unmanaged)
+23.93%  Lipper Mid-Cap Growth Funds Index

(See "The Fund's Long-term Performance" for Index descriptions)

--------------------------------------------------------------------------------
71   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Strategy Aggressive Fund

    In other areas, the Fund maintained its significant allocations to health care and technology and its more moderate position in financials. The Fund continued to have no exposure to the telecommunications and utilities sectors.

    Interestingly, the average market capitalization of the holdings in the Fund's portfolio drifted up a bit over the fiscal year, not by any pro-active strategy on our part, but due primarily to strongly-performing stocks in the energy and health care sectors.

Q:  How do you intend to manage the Fund in the coming months?

A: While the U.S. economy continues to show strength, we believe economic growth in the coming months may be muted compared to widespread expectations. We also remain cognizant of the increasing pressure placed on corporations to raise prices for their goods and services. In our view, among the key questions now are how sustainable high energy costs are and what effect these costs may have on consumer spending and the industrial sectors of the economy and, subsequently in turn, on interest rates. We intend to seek stocks that can grow through these economic pressures and/or through the specter of rising interest rates. For example, within the energy sector, we are focusing on those exploration & production companies that we feel may be able to find and produce supply most efficiently.

AVERAGE ANNUAL TOTAL RETURNS

at Aug. 31, 2005

1 year                                   +21.58%
3 years                                  +13.07%
5 years                                  -14.28%
10 years                                  +2.57%
Since inception (1/13/92)                 +4.75%

at Sept. 30, 2005

1 year                                   +20.44%
3 years                                  +16.48%
5 years                                  -12.99%
10 years                                  +2.53%
Since inception (1/13/92)                 +4.98%

SECTOR COMPOSITION

Percentage of portfolio assets at Aug. 31, 2005

[PIE CHART]

Health Care 25.6%
Information Technology 23.8%
Industrials 13.3%
Energy 11.9%
Consumer Discretionary 9.5%
Short-Term Securities* 6.1%
Financials 4.6%
Materials 3.3%
Consumer Staples 1.6%
U.S. Government Obligations & Agencies 0.3%

* Of the 6.1%, 2.5% is due to security lending activity and 3.6% is the Fund's cash equivalent position.

THE TEN LARGEST HOLDINGS
                                          Percent                    Value
                                   (of portfolio assets)      (at Aug. 31, 2005)
Caremark Rx                                2.9%                  $20,706,062
Marvell Technology Group                   2.8                    19,574,412
Gilead Sciences                            2.5                    17,556,900
WellChoice                                 2.5                    17,476,380
Network Appliance                          2.2                    15,471,358
CR Bard                                    2.1                    14,866,663
Peabody Energy                             1.9                    13,688,970
Invitrogen                                 1.9                    13,671,609
XTO Energy                                 1.9                    13,655,380
EOG Resources                              1.9                    13,595,790

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

[PIE CHART]

The 10 holdings listed here make up 22.6% of portfolio assets

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
72   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Strategy Aggressive Fund

    Another key question facing the markets, of course, is the impact of Hurricane Katrina's devastation of the Gulf Coast. While the Gulf Coast economies do not produce a significant amount of the nation's Gross Domestic Product, they are critical to both trade and energy supply and thus may affect consumers throughout the nation. But clearly, the effect will go far beyond that of the energy and other commodity industries. Also benefiting from the debilitating effects of the Katrina will likely be home-building product companies and nursing companies. Firms with major manufacturing plants in the region will likely be hurt.

    Overall, we believe the coming months will continue to be a stock-picker's market. Thus, our ongoing strategy is to build the portfolio stock-by-stock, so our economic and market views ahead are not a primary driver of the Fund's positioning. We continue to build the core of the Fund's portfolio with high-quality growth companies -- companies with high returns on capital, high profitability and significant but sustainable growth rates. We then look to the smaller, opportunistic portion of the portfolio to participate in more unique growth stories that may be realized over a three- to nine-month time frame.

The Fund's Long-term Performance

[LINE CHART]

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVESOURCE VP - STRATEGY AGGRESSIVE FUND

RiverSource VP - Strategy
Aggressive Fund                 $10,000  $11,159  $13,312  $11,128  $15,053 $27,844  $12,917  $8,917   $10,893  $10,602 $12,890

Russell Midcap(R) Growth Index  $10,000  $11,182  $14,675  $12,991  $19,335 $32,324  $17,766  $13,612  $17,749  $19,073 $24,117

Lipper Mid-Cap Growth
Funds Index                     $10,000  $11,579  $13,237  $10,935  $17,340 $29,868  $17,147  $12,740  $15,796  $16,282 $20,178
                                   '95      '96      '97      '98      '99     '00      '01      '02      '03      '04     '05

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP - Strategy Aggressive Fund (from 9/1/95 to 8/31/05) as compared to the performance of two widely cited performance indices, the Russell Midcap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The Russell Midcap(R) Growth Index, an unmanaged index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

--------------------------------------------------------------------------------
73   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 14 Master Trust portfolios and 90 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who must retire after her 75th birthday.

Independent Board Members

Name,                                  Position held         Principal occupation                   Other
address,                               with Fund and         during past five years                 directorships
age                                    length of service
-------------------------------------- --------------------- -------------------------------------- ------------------------------
Arne H. Carlson                        Board member          Chair, Board Services Corporation
901 S. Marquette Ave. Minneapolis,     since 1999            (provides administrative services to
MN 55402                                                     boards); former Governor of Minnesota
Age 71
-------------------------------------- --------------------- -------------------------------------- ------------------------------
Philip J. Carroll, Jr.                 Board member          Retired Chairman and CEO, Fluor        Scottish Power PLC, Vulcan
901 S. Marquette Ave.                  since 2002            Corporation (engineering and           Materials Company, Inc.
Minneapolis, MN 55402                                        construction)                          (construction
Age 67                                                                                              materials/chemicals)
-------------------------------------- --------------------- -------------------------------------- ------------------------------
Patricia M. Flynn                      Board member          Trustee Professor of Economics and
901 S. Marquette Ave.                  since 2004            Management, Bentley College; former
Minneapolis, MN 55402                                        Dean, McCallum Graduate School of
Age 54                                                       Business, Bentley College
-------------------------------------- --------------------- -------------------------------------- ------------------------------
Anne P. Jones                          Board member          Attorney and Consultant
901 S. Marquette Ave.                  since 1985
Minneapolis, MN 55402
Age 70
-------------------------------------- --------------------- -------------------------------------- ------------------------------
Stephen R. Lewis, Jr.                  Board member          President Emeritus and Professor of    Valmont Industries, Inc.
901 S. Marquette Ave.                  since 2002            Economics, Carleton College            (manufactures
Minneapolis, MN 55402                                                                               irrigation systems)
Age 65
-------------------------------------- --------------------- -------------------------------------- ------------------------------
Catherine James Paglia                 Board member          Director, Enterprise Asset             Strategic Distribution, Inc.
901 S. Marquette Ave.                  since 2004            Management, Inc. (private real         (transportation,
Minneapolis, MN 55402                                        estate and asset management company)   distribution and logistics
Age 53                                                                                              consultants)
-------------------------------------- --------------------- -------------------------------------- ------------------------------
Alan K. Simpson                        Board member          Former three-term United States        Alison Taunton-Rigby 901 S.
1201 Sunshine Ave.                     since 1997            Senator                                Marquette Ave. Minneapolis,
Cody, WY 82414                                               for Wyoming                            MN 55402 Age 61
Age 74
-------------------------------------- --------------------- -------------------------------------- ------------------------------
Alison Taunton-Rigby                   Board member since    Chief Executive Officer, RiboNovix,    Hybridon, Inc.
901 S. Marquette Ave.                  2002                  Inc. since 2003 (biotechnology);       (biotechnology)
Minneapolis, MN 55402                                        former President, Forester Biotech
Age 61
-------------------------------------- --------------------- -------------------------------------- ------------------------------

--------------------------------------------------------------------------------
74   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Board Member Affiliated with Ameriprise Financial, Inc. (formerly AEFC)*

Name, address, age                     Position held         Principal occupation                   Other directorships
                                       with Fund and         during past five years
                                       length of service
-------------------------------------- --------------------- -------------------------------------- ------------------------------
William F. Truscott                    Board member          President - U.S. Asset Management
53600 Ameriprise Financial Center      since 2001,           and Chief Investment Officer of
Minneapolis, MN 55474                  Vice President        Ameriprise Financial, Inc. and
Age 45                                 since 2002            President, Chairman of the Board and
                                                             Chief Investment Officer of
                                                             RiverSource Investments, LLC since
                                                             2005. Senior Vice President - Chief
                                                             Investment Officer of Ameriprise
                                                             Financial, Inc. and Chairman of the
                                                             Board and Chief Investment Officer
                                                             of RiverSource Investments, LLC,
                                                             2001-2005; former Chief Investment
                                                             Officer and Managing Director,
                                                             Zurich Scudder Investments
-------------------------------------- --------------------- -------------------------------------- ------------------------------

* Interested person by reason of being an officer, director and/or employee of Ameriprise Financial, Inc. (formerly American Express Financial Corporation) or of RiverSource Investments, LLC, its wholly owned subsidiary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

Fund Officers

Name, address, age                     Position held         Principal occupation during past       Other directorships
                                       with Fund and         five years
                                       length of service
-------------------------------------- --------------------- -------------------------------------- ------------------------------
Jeffrey P. Fox                         Treasurer             Vice President - Investment
105 Ameriprise Financial Center        since 2002            Accounting, Ameriprise Financial,
Minneapolis, MN 55474                                        Inc., since 2002; Vice President -
Age 50                                                       Finance, American Express Company,
                                                             2000-2002;
                                                             Vice President - Corporate
                                                             Controller, Ameriprise Financial,
                                                             Inc., 1996-2000
-------------------------------------- --------------------- -------------------------------------- ------------------------------
Paula R. Meyer                         President             2002Senior Vice President - Mutual
596 Ameriprise Financial Center        since                 Funds, Ameriprise Financial, Inc.,
Minneapolis, MN 55474                                        since 2002 and Senior Vice
Age 51                                                       President, RiverSource Investments,
                                                             LLC since 2004; Vice President and
                                                             Managing Director - American Express
                                                             Funds, Ameriprise Financial, Inc.,
                                                             2000-2002; Vice President,
                                                             Ameriprise Financial, Inc.,
                                                             1998-2000
-------------------------------------- --------------------- -------------------------------------- ------------------------------
Leslie L. Ogg                          Vice President,       President of Board Services
901 S. Marquette Ave.                  General Counsel,      Corporation
Minneapolis, MN 55402                  and Secretary
Age 67                                 since 1978

-------------------------------------- --------------------- -------------------------------------- ------------------------------
Beth E. Weimer                         Chief Compliance      Vice President and Chief Compliance
172 Ameriprise Financial Center        Officer since 2004    Officer, Ameriprise Financial, Inc.,
Minneapolis, MN 55474                                        since 2001 and Chief Compliance
Age 52                                                       Officer, RiverSource Investments,
                                                             LLC since 2005; Vice President and
                                                             Chief Compliance Officer - Asset
                                                             Management and Insurance, Ameriprise
                                                             Financial Services, Inc., since
                                                             2001; Partner, Arthur Andersen
                                                             Regulatory Risk Services, 1998-2001
-------------------------------------- --------------------- -------------------------------------- ------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website www.riversource.com/investments; or by searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling he Fund's administrator, Board Services Corporation, collect at (612) 330-9283; by looking at the website www.riversource.com/investments; or by searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------
75   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Approval of Investment Management Services Agreement

During the period covered by this report, Ameriprise Financial, Inc. (formerly American Express Financial Corporation or AEFC) (the investment manager), a wholly-owned subsidiary of American Express Company, served as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), the investment manager provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. The investment manager prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On Feb. 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with the investment manager (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off the investment manager has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource Investments). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource Investments and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time each Fund's performance should be above median for its peer group of funds with similar investment goals.

For VP - Balanced, VP - Diversified Bond, VP - Diversified Equity Income, VP - Global Bond, VP - Growth, VP - High Yield Bond and VP - International Opportunity, the Board considered that the Fund's investment performance in 2004 exceeded the median. For VP - Emerging Markets, VP - Short Duration U.S. Government, VP - Small Cap Advantage and VP - Small Cap Value, the Board considered that the Fund's investment performance in 2004 approximated the median. For VP - Mid Cap Growth, VP - Large Cap Equity and VP - Strategy Aggressive, the Board considered that although the Fund's investment performance in 2004 was below median, it was consistent with the management style of the Fund in light of market conditions in 2004. For VP - New Dimensions, the Board considered that although the Fund's investment performance in 2004 was below median, Ameriprise Financial has taken steps to address the below median performance. Each of VP - Core Bond, VP - Global Inflation Protected Securities, VP - Income Opportunities, VP - Large Cap Value and VP - Select Value were first launched in 2004.

The Board noted that, in addition to portfolio management and investment research, the investment manager provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and the investment manager's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

The Board also evaluated the price paid for the services provided by the investment manager, noting the existence of a pricing philosophy, established by the Board and the investment manager, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to the investment manager's profitability.

--------------------------------------------------------------------------------
76   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

For VP - Balanced, VP - Diversified Equity Income, VP - Growth, VP - High Yield Bond, VP - Income Opportunities, VP - International Opportunity, VP - Mid Cap Growth, VP - New Dimensions, VP - Small Cap Advantage and VP - Strategy Aggressive, the Board determined that the total expense ratio of the Fund is below the median of its comparison group. For VP - Large Cap Equity and VP - Short Duration U.S. Government, the Board determined that the total expense ratio of the Fund is at median. For VP - Cash Management, the Board determined that while the Fund's expenses are close to the median, its yield have been competitive with other money market funds within its comparison group. For VP - Diversified Bond and VP - Global Bond, the Board determined that while the Fund's expenses are somewhat higher than the median for its comparison group, the Fund's strong performance justified the level of expenses. For VP - Core Bond, VP - Emerging Markets, VP - Global Inflation Protected Securities, VP - Large Cap Value, VP - S&P 500, VP - Select Value and VP - Small Cap Value, the Board determined that while the Fund's expenses are slightly higher than the median for its comparison group, the Fund has a fee waiver to reduce further the expenses the Fund will pay.

The Board considered the economies of scale that might be realized by the investment manager as the Funds grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contracts Committee's discussion comparing the fees the investment manager charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by the investment manager and its affiliates from its relationship with the Fund. The Board took into account the services acquired by the investment manager through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that the investment manager's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to the investment manager under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Following the period covered by this report, on Sept. 8, 2005, the Board approved a new investment management agreement with RiverSource Investments and recommended its approval by shareholders. The agreement will be considered by shareholders at a meeting scheduled to be held on Feb. 15, 2006. If approved, the new agreement would take effect shortly after such approval. The Board based its approval on, among other factors, its determination that RiverSource Investments, following the spin-off, would be in a position to continue to provide the Fund with a level and quality of services that would meet expectations. The Board also determined that fees to be paid under the new agreement were fair and reasonable in light of the services to be provided.

--------------------------------------------------------------------------------
77   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP(R) VARIABLE PORTFOLIO-- INCOME SERIES, INC.

AXP(R) VARIABLE PORTFOLIO-- INVESTMENT SERIES, INC.

AXP(R) VARIABLE PORTFOLIO-- MANAGED SERIES, INC.

AXP(R) VARIABLE PORTFOLIO-- MONEY MARKET SERIES, INC.

AXP(R) VARIABLE PORTFOLIO-- PARTNERS SERIES, INC.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of RiverSource VP - Core Bond Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund and RiverSource VP - Short Duration U.S. Government Fund (funds within AXP Variable Portfolio - Income Series, Inc.), RiverSource VP - Emerging Markets Fund, RiverSource VP - Growth Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - New Dimensions Fund, RiverSource VP - S&P 500 Index Fund, RiverSource VP - Small Cap Advantage Fund and RiverSource VP - Strategy Aggressive Fund (funds within AXP Variable Portfolio - Investment Series, Inc.), RiverSource VP - Balanced Fund and RiverSource VP - Diversified Equity Income Fund (funds within AXP Variable Portfolio - Managed Series, Inc.), RiverSource VP - Cash Management Fund (fund within AXP Variable Portfolio - Money Market Series, Inc.), and RiverSource VP - Select Value Fund and RiverSource VP - Small Cap Value Fund (funds within AXP Variable Portfolio - Partners Series, Inc.) as of August 31, 2005, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods presented. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource VP - Core Bond Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource VP - Short Duration U.S. Government Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - Growth Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - New Dimensions Fund, RiverSource VP - S&P 500 Index Fund, RiverSource VP - Small Cap Advantage Fund, RiverSource VP - Strategy Aggressive Fund, RiverSource VP - Balanced Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Cash Management Fund, RiverSource VP - Select Value Fund and RiverSource VP - Small Cap Value Fund as of August 31, 2005, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

October 20, 2005

--------------------------------------------------------------------------------
78   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Financial Statements

Statements of assets and liabilities
RiverSource Variable Portfolio Funds
                                                                                  RiverSource VP - RiverSource VP - RiverSource VP -
                                                                                      Balanced          Cash             Core
                                                                                        Fund         Management          Bond
Aug. 31, 2005                                                                                           Fund             Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,287,314,133, $694,123,658 and $62,004,968)                   $2,506,748,863   $694,123,658      $62,314,846
Cash in bank on demand deposit                                                             433,360         99,820           12,158
Receivable for investment securities sold                                               86,064,523             --        3,731,755
Dividends and accrued interest receivable                                                9,681,913        659,696          319,972
Unrealized appreciation on swap transactions, at value (Note 9)                            333,825             --           17,496
                                                                                    --------------   ------------      -----------
Total assets                                                                         2,603,262,484    694,883,174       66,396,227
                                                                                    --------------   ------------      -----------
Liabilities
Dividends payable to shareholders (Note 1)                                              14,740,923      1,764,743          155,948
Payable for investment securities purchased                                             48,948,982      4,999,830        3,780,135
Payable for securities purchased on a forward-commitment basis (Note 1)                 28,439,783             --        3,907,593
Accrued investment management services fee                                               1,354,823        315,355           32,511
Accrued distribution fee                                                                   279,350         77,293            6,451
Accrued administrative services fee                                                         71,692         18,550            2,580
Payable upon return of securities loaned (Note 6)                                       31,055,150             --               --
Other accrued expenses                                                                     351,114        102,276           25,077
Forward sale commitments, at value (proceeds receivable $40,276,090 for RiverSource
   VP - Balanced Fund and $538,148 for RiverSource VP - Core Bond Fund) (Note 1)        40,694,342             --          546,141
                                                                                    --------------   ------------      -----------
Total liabilities                                                                      165,936,159      7,278,047        8,456,436
                                                                                    --------------   ------------      -----------
Net assets applicable to outstanding capital stock                                  $2,437,326,325   $687,605,127      $57,939,791
                                                                                    ==============   ============      ===========
Represented by
Capital stock -- $.01 par value ($.001 for RiverSource VP - Balanced Fund) (Note 1) $      160,604   $  6,878,507      $    57,634
Additional paid-in capital                                                           2,233,207,371    680,728,417       57,492,637
Undistributed (excess of distributions over) net investment income                        (303,746)            --           11,000
Accumulated net realized gain (loss) (Note 10)                                         (14,590,924)        (1,797)          80,353
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Notes 7 and 9)      218,853,020             --          298,167
                                                                                    --------------   ------------      -----------
Total -- representing net assets applicable to outstanding capital stock            $2,437,326,325   $687,605,127      $57,939,791
                                                                                    ==============   ============      ===========
Shares outstanding                                                                     160,604,257    687,850,731        5,763,369
                                                                                    --------------   ------------      -----------
Net asset value per share of outstanding capital stock                              $        15.18   $       1.00      $     10.05
                                                                                    --------------   ------------      -----------
* Including securities on loan, at value (Note 6)                                   $   30,653,472   $         --      $        --
                                                                                    --------------   ------------      -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
79   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of assets and liabilities (continued)
RiverSource Variable Portfolio Funds

                                                                                  RiverSource VP - RiverSource VP - RiverSource VP -
                                                                                     Diversified     Diversified       Emerging
                                                                                        Bond        Equity Income       Markets
Aug. 31, 2005                                                                           Fund            Fund             Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,950,772,404, $1,477,324,953 and $171,984,013)                $1,962,030,067  $1,726,073,222  $190,043,792
Cash in bank on demand deposit                                                             150,458          66,674        51,846
Foreign currency holdings for RiverSource VP - Emerging Markets Fund
   (identified cost $2,372,944) (Note 1)                                                        --              --     2,374,728
Receivable for investment securities sold                                              128,129,938         275,496       318,999
Dividends and accrued interest receivable                                               11,581,951       3,378,809       218,605
Unrealized appreciation on swap transactions, at value (Note 9)                            644,215              --            --
                                                                                    --------------  --------------  ------------
Total assets                                                                         2,102,536,629   1,729,794,201   193,007,970
                                                                                    --------------  --------------  ------------
Liabilities
Dividends payable to shareholders (Note 1)                                               5,605,902       6,524,927       232,237
Payable for investment securities purchased                                             95,428,529      11,028,826       533,394
Payable for securities purchased on a forward-commitment basis (Note 1)                 83,374,383              --            --
Accrued investment management services fee                                                 981,458         802,163       193,282
Accrued distribution fee                                                                   203,340         184,392        20,650
Accrued administrative services fee                                                         77,723          51,035        16,520
Payable upon return of securities loaned (Note 6)                                       30,678,750      31,891,100            --
Other accrued expenses                                                                     251,309         230,561        51,003
Forward sale commitments, at value (proceeds receivable $61,051,441 for RiverSource
   VP - Diversified Bond Fund) (Note 1)                                                 61,665,312              --            --
                                                                                    --------------  --------------  ------------
Total liabilities                                                                      278,266,706      50,713,004     1,047,086
                                                                                    --------------  --------------  ------------
Net assets applicable to outstanding capital stock                                  $1,824,269,923  $1,679,081,197  $191,960,884
                                                                                    ==============  ==============  ============
Represented by
Capital stock -- $.01 par value (Note 1)                                            $    1,711,534  $    1,214,311  $    146,043
Additional paid-in capital                                                           1,954,526,477   1,361,550,437   161,218,809
Undistributed (excess of distributions over) net investment income                        (137,182)       (460,246)       86,481
Accumulated net realized gain (loss) (Note 10)                                        (142,509,882)     68,022,719    12,429,849
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Notes 7 and 9)       10,678,976     248,753,976    18,079,702
                                                                                    --------------  --------------  ------------
Total -- representing net assets applicable to outstanding capital stock            $1,824,269,923  $1,679,081,197  $191,960,884
                                                                                    ==============  ==============  ============
Shares outstanding                                                                     171,153,440     121,431,081    14,604,276
                                                                                    --------------  --------------  ------------
Net asset value per share of outstanding capital stock                              $        10.66  $        13.83  $      13.14
                                                                                    --------------  --------------  ------------
* Including securities on loan, at value (Note 6)                                   $   30,193,200  $   31,393,856  $         --
                                                                                    --------------  --------------  ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
80   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of assets and liabilities (continued)
RiverSource Variable Portfolio Funds
                                                                                  RiverSource VP - RiverSource VP - RiverSource VP -
                                                                                        Global     Global Inflation      Growth
                                                                                         Bond    Protected Securities     Fund
Aug. 31, 2005                                                                            Fund            Fund
Assets
Investments in securities, at value (Note 1)
   (identified cost $548,217,601 $115,188,941 and $371,796,816)                      $565,867,366   $116,041,776 $ 393,243,032
Cash in bank on demand deposit                                                             76,636        737,173       129,785
Foreign currency holdings for RiverSource VP - Global Bond Fund (identified cost
$5,149,539) (Note 1)                                                                    5,189,374             --            --
Receivable for investment securities sold                                               5,671,977             --     3,841,419
Dividends and accrued interest receivable                                               6,455,613        585,987       298,073
Unrealized appreciation on foreign currency contracts held, at value (Note 5)             103,303             --            --
Unrealized appreciation on swap transactions, at value (Note 9)                           198,029             --            --
                                                                                     ------------   ------------ -------------
Total assets                                                                          583,562,298    117,364,936   397,512,309
                                                                                     ------------   ------------ -------------
Liabilities
Dividends payable to shareholders (Note 1)                                              1,123,713        230,081       167,211
Payable for investment securities purchased                                             5,967,951        666,996     5,103,997
Payable for securities purchased on a forward-commitment basis (Note 1)                   537,876             --            --
Unrealized depreciation on foreign currency contracts held, at value (Note 5)              27,554             --            --
Accrued investment management services fee                                                422,769         45,582       213,758
Accrued distribution fee                                                                   63,673         11,628        42,412
Accrued administrative services fee                                                        28,859          4,651        16,965
Other accrued expenses                                                                     97,587          9,035        66,841
                                                                                     ------------   ------------ -------------
Total liabilities                                                                       8,269,982        967,973     5,611,184
                                                                                     ------------   ------------ -------------
Net assets applicable to outstanding capital stock                                   $575,292,316   $116,396,963 $ 391,901,125
                                                                                     ============   ============ =============
Represented by
Capital stock -- $.01 par value (Note 1)                                             $    522,087   $    114,182 $     592,479
Additional paid-in capital                                                            555,177,749    115,428,587   490,171,675
Undistributed (excess of distributions over) net investment income                       (544,665)           782            --
Accumulated net realized gain (loss) (Note 10)                                          2,339,456            429  (120,309,207)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Notes 5, 7 and 9)   17,797,689        852,983    21,446,178
                                                                                     ------------   ------------ -------------
Total -- representing net assets applicable to outstanding capital stock             $575,292,316   $116,396,963 $ 391,901,125
                                                                                     ============   ============ =============
Shares outstanding                                                                     52,208,744     11,418,190    59,247,936
                                                                                     ------------   ------------ -------------
Net asset value per share of outstanding capital stock                               $      11.02   $      10.19 $        6.61
                                                                                     ------------   ------------ -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
81   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of assets and liabilities (continued)
RiverSource Variable Portfolio Funds
                                                                                  RiverSource VP - RiverSource VP - RiverSource VP -
                                                                                      High Yield        Income        International
                                                                                         Bond        Opportunities     Opportunity
Aug. 31, 2005                                                                            Fund            Fund             Fund
Assets
Investments in securities, at value (Note 1)
   (identified cost $1,211,616,181, $43,303,619 and $995,394,748)                      $1,219,217,603   $43,835,776 $1,186,728,982
Cash in bank on demand deposit                                                                 83,598        26,090         58,032
Foreign currency holdings for RiverSource VP - International Opportunity
   Fund (identified cost $1,102,402) (Note 1)                                                      --            --      1,098,229
Receivable for investment securities sold                                                  21,225,859       741,225             --
Dividends and accrued interest receivable                                                  20,880,198       795,551      2,244,850
Other receivable                                                                              629,139            --             --
                                                                                       --------------   ----------- --------------
Total assets                                                                            1,262,036,397    45,398,642  1,190,130,093
                                                                                       --------------   ----------- --------------
Liabilities
Dividends payable to shareholders (Note 1)                                                  7,013,491       210,093      3,215,736
Payable for investment securities purchased                                                 3,266,939       150,071      1,303,405
Payable for securities purchased on a forward-commitment basis (Note 1)                     4,219,341       418,950             --
Accrued investment management services fee                                                    694,748        24,832        899,137
Accrued distribution fee                                                                      140,741         4,850        133,524
Accrued administrative services fee                                                            55,187         1,940         54,029
Other accrued expenses                                                                        170,585        25,029        185,841
                                                                                       --------------   ----------- --------------
Total liabilities                                                                          15,561,032       835,765      5,791,672
                                                                                       --------------   ----------- --------------
Net assets applicable to outstanding capital stock                                     $1,246,475,365   $44,562,877 $1,184,338,421
                                                                                       --------------   ----------- --------------
Represented by
Capital stock -- $.01 par value (Note 1)                                               $    1,843,853   $    42,882 $    1,181,418
Additional paid-in capital                                                              1,454,691,006    43,749,315  1,683,356,219
Undistributed (excess of distributions over) net investment income                          4,068,451         8,000       (612,581)
Accumulated net realized gain (loss) (Note 10)                                           (222,358,506)      230,523   (690,998,245)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                           8,230,561       532,157    191,411,610
                                                                                       --------------   ----------- --------------
Total -- representing net assets applicable to outstanding capital stock               $1,246,475,365   $44,562,877 $1,184,338,421
                                                                                       ==============   =========== ==============
Shares outstanding                                                                        184,385,297     4,288,162    118,141,847
                                                                                       --------------   ----------- --------------
Net asset value per share of outstanding capital stock                                 $         6.76   $     10.39 $        10.02
                                                                                       --------------   ----------- --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
82   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of assets and liabilities (continued)
RiverSource Variable Portfolio Funds
                                                                                  RiverSource VP -RiverSource VP - RiverSource VP -
                                                                                      Large Cap       Large Cap         Mid Cap
                                                                                       Equity           Value           Growth
Aug. 31, 2005                                                                           Fund            Fund             Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,453,308,825, $13,478,870 and $204,206,933)                 $2,603,198,595    $14,126,334  $255,619,816
Cash in bank on demand deposit                                                                --        760,759        99,982
Receivable for investment securities sold                                             14,018,617         26,814     1,194,644
Dividends and accrued interest receivable                                              4,065,474         32,625       149,793
                                                                                  --------------    -----------  ------------
Total assets                                                                       2,621,282,686     14,946,532   257,064,235
                                                                                  --------------    -----------  ------------
Liabilities
Disbursements in excess of cash on demand deposit                                        642,259             --            --
Dividends payable to shareholders (Note 1)                                             5,955,728         48,953            --
Payable for investment securities purchased                                           16,397,501         30,939     1,595,133
Accrued investment management services fee                                             1,412,824          8,290       150,466
Accrued distribution fee                                                                 285,862          1,645        28,952
Accrued administrative services fee                                                      105,038            658        13,869
Payable upon return of securities loaned (Note 6)                                     85,758,400             --            --
Other accrued expenses                                                                   347,384         35,427        71,249
                                                                                  --------------    -----------  ------------
Total liabilities                                                                    110,904,996        125,912     1,859,669
                                                                                  --------------    -----------  ------------
Net assets applicable to outstanding capital stock                                $2,510,377,690    $14,820,620  $255,204,566
                                                                                  ==============    ===========  ============
Represented by
Capital stock -- $.01 par value (Note 1)                                          $    1,168,709    $    13,482  $    205,276
Additional paid-in capital                                                         2,789,070,553     13,867,930   190,702,436
Excess of distributions over net investment income                                      (114,369)        (2,179)           --
Accumulated net realized gain (loss) (Note 10)                                      (429,636,794)       293,923    12,883,971
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                    149,889,591        647,464    51,412,883
                                                                                  --------------    -----------  ------------
Total -- representing net assets applicable to outstanding capital stock          $2,510,377,690    $14,820,620  $255,204,566
                                                                                  ==============    ===========  ============
Shares outstanding                                                                   116,870,943      1,348,162    20,527,588
                                                                                  --------------    -----------  ------------
Net asset value per share of outstanding capital stock                            $        21.48    $     10.99  $      12.43
                                                                                  --------------    -----------  ------------
* Including securities on loan, at value (Note 6)                                 $   83,948,719    $        --  $         --
                                                                                  --------------    -----------  ------------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
83   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of assets and liabilities (continued)
RiverSource Variable Portfolio Funds

                                                                                  RiverSource VP -RiverSource VP - RiverSource VP -
                                                                                       Mid Cap           New            S&P 500
                                                                                        Value        Dimensions          Index
Aug. 31, 2005                                                                           Fund            Fund             Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $6,474,960, $2,085,102,846 and $334,351,254)                    $6,941,643   $2,243,508,518  $367,947,017
Cash in bank on demand deposit                                                         389,685          103,595        94,589
Expense reimbursement receivable from Ameriprise Financial (formerly AEFC)                  --               --         4,950
Foreign currency holdings for RiverSource VP - New Dimensions
   Fund (identified cost $132) (Note 1)                                                     --              142            --
Receivable for investment securities sold                                               16,135       21,513,093       231,343
Dividends and accrued interest receivable                                                8,977        3,333,683       752,065
                                                                                    ----------   --------------  ------------
Total assets                                                                         7,356,440    2,268,459,031   369,029,964
                                                                                    ----------   --------------  ------------
Liabilities
Dividends payable to shareholders (Note 1)                                               7,912        3,103,263     1,340,385
Payable for investment securities purchased                                            225,459       30,965,874        99,260
Accrued investment management services fee                                               4,141        1,265,405        96,852
Accrued distribution fee                                                                   709          255,150        41,747
Accrued administrative services fee                                                        284           95,210        26,718
Payable upon return of securities loaned (Note 6)                                           --       32,850,000            --
Other accrued expenses                                                                   2,100          328,430        74,379
                                                                                    ----------   --------------  ------------
Total liabilities                                                                      240,605       68,863,332     1,679,341
                                                                                    ----------   --------------  ------------
Net assets applicable to outstanding capital stock                                  $7,115,835   $2,199,595,699  $367,350,623
                                                                                    ==========   ==============  ============
Represented by
Capital stock -- $.01 par value (Note 1)                                            $    6,230   $    1,425,895  $    442,410
Additional paid-in capital                                                           6,607,405    2,301,634,730   334,632,659
Undistributed (excess of distributions over) net investment income                         260                1       (18,268)
Accumulated net realized gain (loss) (Note 10)                                          35,256     (261,870,632)   (1,282,406)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 7)             466,684      158,405,705    33,576,228
                                                                                    ----------   --------------  ------------
Total -- representing net assets applicable to outstanding capital stock            $7,115,835   $2,199,595,699  $367,350,623
                                                                                    ==========   ==============  ============
Shares outstanding                                                                     623,021      142,589,501    44,241,047
                                                                                    ----------   --------------  ------------
Net asset value per share of outstanding capital stock                              $    11.42   $        15.43  $       8.30
                                                                                    ----------   --------------  ------------
* Including securities on loan, at value (Note 6)                                   $       --   $   32,556,000  $         --
                                                                                    ----------   --------------  ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
84   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of assets and liabilities (continued)
RiverSource Variable Portfolio Funds
                                                                                  RiverSource VP -RiverSource VP - RiverSource VP -
                                                                                       Select      Short Duration      Small Cap
                                                                                        Value      U.S. Government     Advantage
Aug. 31, 2005                                                                           Fund            Fund             Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $22,067,355, $498,733,654 and $208,843,721)                      $23,555,304   $496,354,284  $237,102,466
Cash in bank on demand deposit                                                            47,344         71,335        84,288
Expense reimbursement receivable from Ameriprise Financial                                 2,775             --            --
Receivable for investment securities sold                                                 55,054     32,736,866     1,793,235
Dividends and accrued interest receivable                                                 23,896      2,678,264       105,891
                                                                                     -----------   ------------  ------------
Total assets                                                                          23,684,373    531,840,749   239,085,880
                                                                                     -----------   ------------  ------------
Liabilities
Dividends payable to shareholders (Note 1)                                                15,876      1,160,748            --
Payable for investment securities purchased                                              149,956     17,455,717     1,090,709
Payable for securities purchased on a forward-commitment basis (Note 1)                       --     13,921,642            --
Accrued investment management services fee                                                16,597        267,593       354,745
Accrued distribution fee                                                                   2,561         54,835        26,535
Accrued administrative services fee                                                        1,229         21,934        12,737
Payable upon return of securities loaned (Note 6)                                             --             --     2,103,400
Other accrued expenses                                                                    24,917         87,565        52,198
Forward sale commitments, at value (proceeds receivable $14,247,473 for
   RiverSource VP - Short Duration U.S. Government Fund Fund) (Note 1)                        --     14,387,125            --
                                                                                     -----------   ------------  ------------
Total liabilities                                                                        211,136     47,357,159     3,640,324
                                                                                     -----------   ------------  ------------
Net assets applicable to outstanding capital stock                                   $23,473,237   $484,483,590  $235,445,556
                                                                                     ===========   ============  ============
Represented by
Capital stock -- $.01 par value (Note 1)                                             $    20,507   $    474,580  $    155,837
Additional paid-in capital                                                            21,670,639    494,132,687   178,093,107
Undistributed (excess of distributions over) net investment income                        (2,727)        38,457        53,169
Accumulated net realized gain (loss) (Note 10)                                           296,869     (7,670,015)   28,884,698
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies (Note 7)             1,487,949     (2,492,119)   28,258,745
                                                                                     -----------   ------------  ------------
Total -- representing net assets applicable to outstanding capital stock             $23,473,237   $484,483,590  $235,445,556
                                                                                     ===========   ============  ============
Shares outstanding                                                                     2,050,743     47,457,973    15,583,696
                                                                                     -----------   ------------  ------------
Net asset value per share of outstanding capital stock                               $     11.45   $      10.21  $      15.11
                                                                                     -----------   ------------  ------------
* Including securities on loan, at value (Note 6)                                    $        --   $         --  $  2,072,775
                                                                                     -----------   ------------  ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
85   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of assets and liabilities (continued)
RiverSource Variable Portfolio Funds
                                                                                        RiverSource VP -   RiverSource VP -
                                                                                            Small Cap          Strategy
                                                                                              Value           Aggressive
Aug. 31, 2005                                                                                 Fund               Fund
Assets
Investments in securities, at value (Note 1)*
   (identified cost $375,928,159, $529,347,835)                                          $412,104,129    $   707,657,563
Cash in bank on demand deposit                                                                280,059             29,118
Receivable for investment securities sold                                                   3,877,227            243,370
Dividends and accrued interest receivable                                                     193,481            302,168
                                                                                         ------------    ---------------
Total assets                                                                              416,454,896        708,232,219
                                                                                         ------------    ---------------
Liabilities
Payable for investment securities purchased                                                 3,806,618          3,354,433
Accrued investment management services fee                                                    369,697            396,923
Accrued distribution fee                                                                       45,647             77,974
Accrued administrative services fee                                                            28,519             34,580
Payable upon return of securities loaned (Note 6)                                                  --         17,617,900
Other accrued expenses                                                                         94,949            105,209
                                                                                         ------------    ---------------
Total liabilities                                                                           4,345,430         21,587,019
                                                                                         ------------    ---------------
Net assets applicable to outstanding capital stock                                       $412,109,466    $   686,645,200
                                                                                         ============    ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                 $    285,038    $       830,200
Additional paid-in capital                                                                344,795,055      1,845,692,516
Undistributed (excess of distributions over) net investment income                            169,285                 (1)
Accumulated net realized gain (loss) (Note 10)                                             30,684,118     (1,338,187,243)
Unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                          36,175,970        178,309,728
                                                                                         ------------    ---------------
Total -- representing net assets applicable to outstanding capital stock                 $412,109,466    $   686,645,200
                                                                                         ============    ===============
Shares outstanding                                                                         28,503,827         83,019,997
                                                                                         ------------    ---------------
Net asset value per share of outstanding capital stock                                   $      14.46    $          8.27
                                                                                         ------------    ---------------
* Including securities on loan, at value (Note 6)                                        $         --    $    17,417,130
                                                                                         ------------    ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
86   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of operations
RiverSource Variable Portfolio Funds
                                                                               RiverSource VP -   RiverSource VP - RiverSource VP -
                                                                                   Balanced             Cash             Core
                                                                                     Fund            Management          Bond
Year ended Aug. 31, 2005                                                                                Fund             Fund
Investment income
Income:
Dividends                                                                       $ 40,162,482        $        --       $       --
Interest                                                                          42,352,858         18,339,546        1,862,263
Fee income from securities lending (Note 6)                                          263,715                 --               --
   Less foreign taxes withheld                                                      (322,914)                --               --
                                                                                ------------        -----------       ----------
Total income                                                                      82,456,141         18,339,546        1,862,263
                                                                                ------------        -----------       ----------
Expenses (Note 2):
Investment management services fee                                                16,475,472          3,618,791          290,514
Distribution fee                                                                   3,258,265            886,958           57,634
Administrative services fees and expenses                                            892,514            228,193           19,968
Custodian fees                                                                       326,925             52,955           57,746
Compensation of board members                                                         22,118             12,485            9,676
Printing and postage                                                                 458,928            146,240           11,055
Audit fees                                                                            26,500             20,000           19,500
Other                                                                                 48,114              9,579              557
                                                                                ------------        -----------       ----------
Total expenses                                                                    21,508,836          4,975,201          466,650
   Expenses waived/reimbursed by Ameriprise Financial (Note 2)                            --                 --          (28,302)
                                                                                ------------        -----------       ----------
                                                                                  21,508,836          4,975,201          438,348
   Earnings credits on cash balances (Note 2)                                         (2,863)            (1,574)          (5,873)
                                                                                ------------        -----------       ----------
Total net expenses                                                                21,505,973          4,973,627          432,475
                                                                                ------------        -----------       ----------
Investment income (loss) -- net                                                   60,950,168         13,365,919        1,429,788
                                                                                ------------        -----------       ----------
Realized and unrealized gain (loss)-- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                161,598,063              1,275          265,895
   Foreign currency transactions                                                     (70,034)                --             (185)
   Futures contracts                                                                 614,455                 --           41,238
   Swap transactions                                                                (182,999)                --           (8,907)
                                                                                ------------        -----------       ----------
Net realized gain (loss) on investments                                          161,959,485              1,275          298,041
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                 20,254,609                 --           (8,029)
                                                                                ------------        -----------       ----------
Net gain (loss) on investments and foreign currencies                            182,214,094              1,275          290,012
                                                                                ------------        -----------       ----------
Net increase (decrease) in net assets resulting from operations                 $243,164,262        $13,367,194       $1,719,800
                                                                                ============        ===========       ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
87   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of operations (continued)
RiverSource Variable Portfolio Funds
                                                                               RiverSource VP -   RiverSource VP - RiverSource VP -
                                                                                  Diversified        Diversified       Emerging
                                                                                     Bond           Equity Income       Markets
Year ended Aug. 31, 2005                                                             Fund               Fund             Fund
Investment income
Income:
Dividends                                                                        $        --       $ 30,534,184      $ 2,303,176
Interest                                                                          77,211,100            835,666          133,915
Fee income from securities lending (Note 6)                                          154,464            152,678               --
   Less foreign taxes withheld                                                            --           (255,472)        (287,245)
                                                                                 -----------       ------------      -----------
Total income                                                                      77,365,564         31,267,056        2,149,846
                                                                                 -----------       ------------      -----------
Expenses (Note 2):
Investment management services fee                                                10,446,764          7,790,892        1,128,628
Distribution fee                                                                   2,163,215          1,559,298          126,227
Administrative services fees and expenses                                            863,405            468,417           98,265
Custodian fees                                                                       214,024            355,460          146,667
Compensation of board members                                                         22,793             13,018            9,676
Printing and postage                                                                 355,670            265,560           22,521
Audit fees                                                                            26,500             22,000           20,000
Other                                                                                 39,660             14,296           13,013
                                                                                 -----------       ------------      -----------
Total expenses                                                                    14,132,031         10,488,941        1,564,997
   Earnings credits on cash balances (Note 2)                                         (3,850)              (810)          (3,983)
                                                                                 -----------       ------------      -----------
Total net expenses                                                                14,128,181         10,488,131        1,561,014
                                                                                 -----------       ------------      -----------
Investment income (loss) -- net                                                   63,237,383         20,778,925          588,832
                                                                                 -----------       ------------      -----------
Realized and unrealized gain (loss)-- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 15,413,826         74,284,659       13,698,293
   Foreign currency transactions                                                    (127,527)            (8,928)        (162,228)
   Futures contracts                                                                (788,826)                --               --
   Swap transactions                                                                (345,127)                --               --
                                                                                 -----------       ------------      -----------
Net realized gain (loss) on investments                                           14,152,346         74,275,731       13,536,065
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                 (4,469,293)       176,095,823       16,517,176
                                                                                 -----------       ------------      -----------
Net gain (loss) on investments and foreign currencies                              9,683,053        250,371,554       30,053,241
                                                                                 -----------       ------------      -----------
Net increase (decrease) in net assets resulting from operations                  $72,920,436       $271,150,479      $30,642,073
                                                                                 ===========       ============      ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
88   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of operations (continued)
RiverSource Variable Portfolio Funds
                                                                               RiverSource VP -   RiverSource VP - RiverSource VP -
                                                                                    Global        Global Inflation      Growth
                                                                                     Bond       Protected Securities     Fund
Year ended Aug. 31, 2005                                                             Fund              Fund(a)
Investment income
Income:
Dividends                                                                        $        --         $       --      $ 3,592,538
Interest                                                                          18,298,742          1,423,510          389,124
Fee income from securities lending (Note 6)                                           24,785                 --           28,779
   Less foreign taxes withheld                                                       (20,582)                --          (90,673)
                                                                                 -----------         ----------      -----------
Total income                                                                      18,302,945          1,423,510        3,919,768
                                                                                 -----------         ----------      -----------
Expenses (Note 2):
Investment management services fee                                                 4,107,042            167,833        2,023,076
Distribution fee                                                                     617,003             42,814          365,846
Administrative services fees and expenses                                            289,959             16,066          149,053
Custodian fees                                                                       179,440             34,503           63,060
Compensation of board members                                                         10,968              2,044           10,435
Printing and postage                                                                  94,060             15,100           61,070
Audit fees                                                                            23,500             19,500           20,500
Other                                                                                  6,218                100            2,931
                                                                                 -----------         ----------      -----------
Total expenses                                                                     5,328,190            297,960        2,695,971
   Expenses waived/reimbursed by Ameriprise Financial (Note 2)                            --            (40,988)              --
                                                                                 -----------         ----------      -----------
                                                                                   5,328,190            256,972        2,695,971
   Earnings credits on cash balances (Note 2)                                         (1,347)            (3,486)          (3,312)
                                                                                 -----------         ----------      -----------
Total net expenses                                                                 5,326,843            253,486        2,692,659
                                                                                 -----------         ----------      -----------
Investment income (loss) -- net                                                   12,976,102          1,170,024        1,227,109
                                                                                 -----------         ----------      -----------
Realized and unrealized gain (loss)-- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 13,010,235              8,849       26,303,633
   Foreign currency transactions                                                   1,643,879                869           (3,840)
   Futures contracts                                                                (122,299)                --               --
   Options contracts written (Note 8)                                                     --                 --         (561,055)
   Swap transactions                                                                (100,114)                --               --
                                                                                 -----------         ----------      -----------
Net realized gain (loss) on investments                                           14,431,701              9,718       25,738,738
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                    955,738            853,992       17,284,007
                                                                                 -----------         ----------      -----------
Net gain (loss) on investments and foreign currencies                             15,387,439            863,710       43,022,745
                                                                                 -----------         ----------      -----------
Net increase (decrease) in net assets resulting from operations                  $28,363,541         $2,033,734      $44,249,854
                                                                                 ===========         ==========      ===========

(a) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
89   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of operations (continued)
RiverSource Variable Portfolio Funds
                                                                               RiverSource VP -   RiverSource VP - RiverSource VP -
                                                                                  High Yield           Income        International
                                                                                     Bond           Opportunities     Opportunity
Year ended Aug. 31, 2005                                                             Fund               Fund             Fund
Investment income
Income:
Dividends                                                                       $         --         $       --     $ 27,087,608
Interest                                                                          90,518,441          1,719,885          412,485
Fee income from securities lending (Note 6)                                               --                 --          642,537
   Less foreign taxes withheld                                                        (3,183)              (413)      (3,203,422)
                                                                                ------------         ----------     ------------
Total income                                                                      90,515,258          1,719,472       24,939,208
                                                                                ------------         ----------     ------------
Expenses (Note 2):
Investment management services fee                                                 7,533,530            165,239        8,953,186
Distribution fee                                                                   1,525,551             32,273        1,392,429
Administrative services fees and expenses                                            625,083             15,279          593,033
Custodian fees                                                                        93,250             23,697          398,819
Compensation of board members                                                         14,760              3,528           13,776
Printing and postage                                                                 273,668              3,586          242,031
Audit fees                                                                            26,500             19,500           26,000
Other                                                                                 16,064              2,216           19,794
                                                                                ------------         ----------     ------------
Total expenses                                                                    10,108,406            265,318       11,639,068
   Expenses waived/reimbursed by Ameriprise Financial (Note 2)                            --             (9,563)              --
                                                                                ------------         ----------     ------------
                                                                                  10,108,406            255,755       11,639,068
   Earnings credits on cash balances (Note 2)                                         (1,913)            (7,252)          (2,124)
                                                                                ------------         ----------     ------------
Total net expenses                                                                10,106,493            248,503       11,636,944
                                                                                ------------         ----------     ------------
Investment income (loss) -- net                                                   80,408,765          1,470,969       13,302,264
                                                                                ------------         ----------     ------------
Realized and unrealized gain (loss)-- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 33,067,201            305,821      106,699,807
   Foreign currency transactions                                                          --                 --         (646,434)
                                                                                ------------         ----------     ------------
Net realized gain (loss) on investments                                           33,067,201            305,821      106,053,373
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                 (6,289,026)           147,007      107,127,444
                                                                                ------------         ----------     ------------
Net gain (loss) on investments and foreign currencies                             26,778,175            452,828      213,180,817
                                                                                ------------         ----------     ------------
Net increase (decrease) in net assets resulting from operations                 $107,186,940         $1,923,797     $226,483,081
                                                                                ============         ==========     ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
90   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of operations (continued)
RiverSource Variable Portfolio Funds
                                                                               RiverSource VP -   RiverSource VP - RiverSource VP -
                                                                                   Large Cap          Large Cap         Mid Cap
                                                                                    Equity              Value           Growth
Year ended Aug. 31, 2005                                                             Fund               Fund             Fund
Investment income
Income:
Dividends                                                                       $ 47,068,166         $  260,163      $ 1,083,028
Interest                                                                           1,821,970              5,537          149,402
Fee income from securities lending (Note 6)                                          609,965                 --               --
   Less foreign taxes withheld                                                      (493,543)            (2,691)              --
                                                                                ------------         ----------      -----------
Total income                                                                      49,006,558            263,009        1,232,430
                                                                                ------------         ----------      -----------
Expenses (Note 2):
Investment management services fee                                                15,079,399             70,240        1,435,137
Distribution fee                                                                   3,171,288             13,898          310,975
Administrative services fees and expenses                                          1,227,017              5,559          151,155
Custodian fees                                                                       236,000            123,705           48,280
Compensation of board members                                                         21,085                 --            9,676
Printing and postage                                                                 500,900             50,845           55,300
Audit fees                                                                            27,000             19,000           19,000
Other                                                                                 50,238                 --            1,870
                                                                                ------------         ----------      -----------
Total expenses                                                                    20,312,927            283,247        2,031,393
   Expenses waived/reimbursed by Ameriprise Financial (Note 2)                            --           (166,423)              --
                                                                                ------------         ----------      -----------
                                                                                  20,312,927            116,824        2,031,393
   Earnings credits on cash balances (Note 2)                                         (1,170)            (5,757)          (3,943)
                                                                                ------------         ----------      -----------
Total net expenses                                                                20,311,757            111,067        2,027,450
                                                                                ------------         ----------      -----------
Investment income (loss) -- net                                                   28,694,801            151,942         (795,020)
                                                                                ------------         ----------      -----------
Realized and unrealized gain (loss)-- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                211,305,211            357,850       19,871,209
   Foreign currency transactions                                                     (68,721)                --             (907)
                                                                                ------------         ----------      -----------
Net realized gain (loss) on investments                                          211,236,490            357,850       19,870,302
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                 57,887,507            625,405       31,461,353
                                                                                ------------         ----------      -----------
Net gain (loss) on investments and foreign currencies                            269,123,997            983,255       51,331,655
                                                                                ------------         ----------      -----------
Net increase (decrease) in net assets resulting from operations                 $297,818,798         $1,135,197      $50,536,635
                                                                                ============         ==========      ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
91   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of operations (continued)
RiverSource Variable Portfolio Funds
                                                                               RiverSource VP -   RiverSource VP - RiverSource VP -
                                                                                    Mid Cap              New            S&P 500
                                                                                     Value           Dimensions          Index
Year ended Aug. 31, 2005                                                            Fund(a)             Fund             Fund
Investment income
Income:
Dividends                                                                           $ 23,968       $ 44,123,215      $ 6,974,503
Interest                                                                                 156          2,908,412          217,686
Fee income from securities lending (Note 6)                                               --             87,797               --
   Less foreign taxes withheld                                                           (35)          (123,320)              --
                                                                                    --------       ------------      -----------
Total income                                                                          24,089         46,996,104        7,192,189
                                                                                    --------       ------------      -----------
Expenses (Note 2):
Investment management services fee                                                    10,481         14,503,077          973,909
Distribution fee                                                                       1,795          3,323,835          419,788
Administrative services fees and expenses                                                718          1,284,313          272,087
Custodian fees                                                                         7,610            193,090           90,195
Compensation of board members                                                             --             23,776           10,210
Printing and postage                                                                   3,030            587,200           65,977
Licensing fees                                                                            --                 --           31,832
Audit fees                                                                            19,000             26,500           20,000
Other                                                                                     --             49,637            3,921
                                                                                    --------       ------------      -----------
Total expenses                                                                        42,634         19,991,428        1,887,919
   Expenses waived/reimbursed by Ameriprise Financial (Note 2)                       (27,089)                --         (224,165)
                                                                                    --------       ------------      -----------
                                                                                      15,545         19,991,428        1,663,754
   Earnings credits on cash balances (Note 2)                                           (300)              (986)          (6,515)
                                                                                    --------       ------------      -----------
Total net expenses                                                                    15,245         19,990,442        1,657,239
                                                                                    --------       ------------      -----------
Investment income (loss) -- net                                                        8,844         27,005,662        5,534,950
                                                                                    --------       ------------      -----------
Realized and unrealized gain (loss)-- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                     34,458        141,472,104          363,278
   Foreign currency transactions                                                         (10)           (75,535)              --
   Futures contracts                                                                      --             31,708          904,140
   Options contracts written (Note 8)                                                     --           (770,318)              --
                                                                                    --------       ------------      -----------
Net realized gain (loss) on investments                                               34,448        140,657,959        1,267,418
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                    437,214         27,273,899       29,628,952
                                                                                    --------       ------------      -----------
Net gain (loss) on investments and foreign currencies                                471,662        167,931,858       30,896,370
                                                                                    --------       ------------      -----------
Net increase (decrease) in net assets resulting from operations                     $480,506       $194,937,520      $36,431,320
                                                                                    ========       ============      ===========

(a) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
92   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of operations (continued)
RiverSource Variable Portfolio Funds
                                                                               RiverSource VP -   RiverSource VP - RiverSource VP -
                                                                                    Select         Short Duration      Small Cap
                                                                                     Value         U.S. Government     Advantage
Year ended Aug. 31, 2005                                                             Fund               Fund             Fund
Investment income
Income:
Dividends                                                                         $  179,403        $        --      $ 1,559,010
Interest                                                                              69,992         17,469,695          154,639
Fee income from securities lending (Note 6)                                               --                 --           34,245
   Less foreign taxes withheld                                                        (1,738)                --           (3,428)
                                                                                  ----------        -----------      -----------
Total income                                                                         247,657         17,469,695        1,744,466
                                                                                  ----------        -----------      -----------
Expenses (Note 2):
Investment management services fee                                                   123,757          3,045,061        1,757,829
Distribution fee                                                                      19,359            623,988          275,040
Administrative services fees and expenses                                              9,292            258,743          132,967
Custodian fees                                                                         7,635             69,184          118,470
Compensation of board members                                                             --             11,193            9,676
Printing and postage                                                                   1,947            100,751           41,262
Audit fees                                                                            19,000             21,500           20,000
Other                                                                                     --              5,978              893
                                                                                  ----------        -----------      -----------
Total expenses                                                                       180,990          4,136,398        2,356,137
   Expenses waived/reimbursed by Ameriprise Financial (Note 2)                        (2,775)                --               --
                                                                                  ----------        -----------      -----------
                                                                                     178,215          4,136,398        2,356,137
   Earnings credits on cash balances (Note 2)                                             --             (1,429)            (146)
                                                                                  ----------        -----------      -----------
Total net expenses                                                                   178,215          4,134,969        2,355,991
                                                                                  ----------        -----------      -----------
Investment income (loss) -- net                                                       69,442         13,334,726         (611,525)
                                                                                  ----------        -----------      -----------
Realized and unrealized gain (loss)-- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                    328,478         (2,981,388)      29,970,230
   Futures contracts                                                                      --           (221,881)          50,601
   Options contracts written (Note 8)                                                     --             41,887               --
                                                                                  ----------        -----------      -----------
Net realized gain (loss) on investments                                              328,478         (3,161,382)      30,020,831
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                  1,579,596         (3,182,742)      17,135,003
                                                                                  ----------        -----------      -----------
Net gain (loss) on investments and foreign currencies                              1,908,074         (6,344,124)      47,155,834
                                                                                  ----------        -----------      -----------
Net increase (decrease) in net assets resulting from operations                   $1,977,516        $ 6,990,602      $46,544,309
                                                                                  ==========        ===========      ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
93   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of operations (continued)
RiverSource Variable Portfolio Funds
                                                                               RiverSource VP -   RiverSource VP -
                                                                                   Small Cap          Strategy
                                                                                     Value           Aggressive
Year ended Aug. 31, 2005                                                             Fund               Fund
Investment income
Income:
Dividends                                                                        $ 3,186,761       $  2,621,092
Interest                                                                           1,246,576            716,232
Fee income from securities lending (Note 6)                                               --             78,917
   Less foreign taxes withheld                                                       (11,630)                --
                                                                                 -----------       ------------
Total income                                                                       4,421,707          3,416,241
                                                                                 -----------       ------------
Expenses (Note 2):
Investment management services fee                                                 3,087,940          4,288,049
Distribution fee                                                                     394,484            946,936
Administrative services fees and expenses                                            251,446            431,432
Custodian fees                                                                       205,993             61,900
Compensation of board members                                                         10,210             12,935
Printing and postage                                                                  62,715            152,510
Audit fees                                                                            20,500             23,500
Other                                                                                  2,834             13,438
                                                                                 -----------       ------------
Total expenses                                                                     4,036,122          5,930,700
   Earnings credits on cash balances (Note 2)                                             --             (1,129)
                                                                                 -----------       ------------
Total net expenses                                                                 4,036,122          5,929,571
                                                                                 -----------       ------------
Investment income (loss) -- net                                                      385,585         (2,513,330)
                                                                                 -----------       ------------
Realized and unrealized gain (loss)-- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                 31,279,697         65,875,966
   Foreign currency transactions                                                        (148)            (2,849)
                                                                                 -----------       ------------
Net realized gain (loss) on investments                                           31,279,549         65,873,117
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies                 22,038,842         86,549,108
                                                                                 -----------       ------------
Net gain (loss) on investments and foreign currencies                             53,318,391        152,422,225
                                                                                 -----------       ------------
Net increase (decrease) in net assets resulting from operations                  $53,703,976       $149,908,895
                                                                                 ===========       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
94   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of changes in net assets
RiverSource Variable Portfolio Funds
                                                                             RiverSource VP -              RiverSource VP -
                                                                               Balanced Fund             Cash Management Fund
Year ended Aug. 31,                                                       2005             2004           2005           2004
Operations and distributions
Investment income (loss) -- net                                     $   60,950,168  $   53,859,632   $  13,365,919 $   3,650,350
Net realized gain (loss) on investments                                161,959,485      93,004,681           1,275            19
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                      20,254,609     121,962,828              --            --
                                                                    --------------  --------------   ------------- -------------
Net increase (decrease) in net assets resulting from operations        243,164,262     268,827,141      13,367,194     3,650,369
                                                                    --------------  --------------   ------------- -------------
Distributions to shareholders from:
   Net investment income                                               (61,685,753)    (53,848,054)    (13,366,319)   (3,649,950)
                                                                    --------------  --------------   ------------- -------------
Capital share transactions (Note 4)
Proceeds from sales                                                     33,994,949      31,554,087     278,245,964   407,746,489
Fund merger (Note 11)                                                           --     377,379,266              --    46,089,994
Reinvestment of distributions at net asset value                        61,564,207      52,211,162      12,094,809     3,353,286
Payments for redemptions                                              (503,321,951)   (428,968,239)   (375,917,897) (552,023,361)
                                                                    --------------  --------------   ------------- -------------
Increase (decrease) in net assets from capital share transactions     (407,762,795)     32,176,276     (85,577,124)  (94,833,592)
                                                                    --------------  --------------   ------------- -------------
Total increase (decrease) in net assets                               (226,284,286)    247,155,363     (85,576,249)  (94,833,173)
Net assets at beginning of year                                      2,663,610,611   2,416,455,248     773,181,376   868,014,549
                                                                    --------------  --------------   ------------- -------------
Net assets at end of year                                           $2,437,326,325  $2,663,610,611   $ 687,605,127 $ 773,181,376
                                                                    ==============  ==============   ============= =============
Undistributed (excess of distributions over) net investment income  $     (303,746) $     (634,659)  $          -- $         400
                                                                    --------------  --------------   ------------- -------------

Statements of changes in net assets (continued)
RiverSource Variable Portfolio Funds
                                                                             RiverSource VP -              RiverSource VP -
                                                                              Core Bond Fund             Diversified Bond Fund
Year ended Aug. 31,                                                       2005           2004(a)          2005           2004
Operations and distributions
Investment income (loss) -- net                                        $ 1,429,788   $   401,727    $   63,237,383  $   61,331,133
Net realized gain (loss) on investments                                    298,041      (189,295)       14,152,346     (12,291,058)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                          (8,029)      374,009        (4,469,293)     47,889,837
                                                                       -----------   -----------    --------------  --------------
Net increase (decrease) in net assets resulting from operations          1,719,800       586,441        72,920,436      96,929,912
                                                                       -----------   -----------    --------------  --------------
Distributions to shareholders from:
   Net investment income                                                (1,450,986)     (404,035)      (66,121,267)    (60,644,287)
                                                                       -----------   -----------    --------------  --------------
Capital share transactions (Note 4)
Proceeds from sales                                                     26,946,369    11,561,509       266,496,135     122,995,561
Fund merger (Note 11)                                                           --            --                --      82,520,680
Reinvestment of distributions at net asset value                         1,374,055       330,063        65,971,457      59,930,752
Payments for redemptions                                                (6,193,096)   (1,480,349)     (211,228,785)   (370,385,419)
                                                                       -----------   -----------    --------------  --------------
Increase (decrease) in net assets from capital share transactions       22,127,328    10,411,223       121,238,807    (104,938,426)
                                                                       -----------   -----------    --------------  --------------
Total increase (decrease) in net assets                                 22,396,142    10,593,629       128,037,976     (68,652,801)
Net assets at beginning of year (Note 1)                                35,543,649    24,950,020(b)  1,696,231,947   1,764,884,748
                                                                       -----------   -----------    --------------  --------------
Net assets at end of year                                              $57,939,791   $35,543,649    $1,824,269,923  $1,696,231,947
                                                                       ===========   ===========    ==============  ==============
Undistributed (excess of distributions over) net investment income     $    11,000   $      (312)   $     (137,182) $      230,380
                                                                       -----------   -----------    --------------  --------------

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(b) Initial capital of $25,000,000 was contributed on Jan. 7, 2004. The Fund had a decrease in net assets resulting from operations of $49,980 during the period from Jan. 7, 2004 to Feb. 4, 2004 (date the Fund became available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
95  RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of changes in net assets (continued)
RiverSource Variable Portfolio Funds
                                                                        RiverSource VP - Diversified        RiverSource VP -
                                                                            Equity Income Fund           Emerging Markets Fund
Year ended Aug. 31,                                                           2005            2004            2005          2004
Operations and distributions
Investment income (loss) -- net                                     $   20,778,925    $ 10,967,407    $    588,832   $   195,481
Net realized gain (loss) on investments                                 74,275,731      18,962,648      13,536,065     2,910,195
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                     176,095,823      45,647,551      16,517,176      (611,215)
                                                                    --------------    ------------    ------------   -----------
Net increase (decrease) in net assets resulting from operations        271,150,479      75,577,606      30,642,073     2,494,461
                                                                    --------------    ------------    ------------   -----------
Distributions to shareholders from:
   Net investment income                                               (19,986,713)    (10,327,123)       (502,237)     (313,397)
   Net realized gain                                                            --              --      (2,148,317)           --
                                                                    --------------    ------------    ------------   -----------
Total distributions                                                    (19,986,713)    (10,327,123)     (2,650,554)     (313,397)
                                                                    --------------    ------------    ------------   -----------
Capital share transactions (Note 4)
Proceeds from sales                                                    586,505,709     406,109,798     121,975,171    31,500,657
Fund merger (Note 11)                                                           --      12,770,996              --            --
Reinvestment of distributions at net asset value                        17,749,939       7,522,149       2,508,714       235,868
Payments for redemptions                                               (19,307,264)    (18,803,894)     (6,438,923)   (4,264,788)
                                                                    --------------    ------------    ------------   -----------
Increase (decrease) in net assets from capital share transactions      584,948,384     407,599,049     118,044,962    27,471,737
                                                                    --------------    ------------    ------------   -----------
Total increase (decrease) in net assets                                836,112,150     472,849,532     146,036,481    29,652,801
Net assets at beginning of year                                        842,969,047     370,119,515      45,924,403    16,271,602
                                                                    --------------    ------------    ------------   -----------
Net assets at end of year                                           $1,679,081,197    $842,969,047    $191,960,884   $45,924,403
                                                                    ==============    ============    ============   ===========
Undistributed (excess of distributions over) net investment income  $     (460,246)   $    694,393    $     86,481   $    56,017
                                                                    --------------    ------------    ------------   -----------

Statements of changes in net assets (continued)
RiverSource Variable Portfolio Funds
                                                                                                             RiverSource VP -
                                                                             RiverSource VP -                Global Inflation
                                                                             Global Bond Fund            Protected Securities Fund
Year ended Aug. 31,                                                       2005             2004                   2005(a)
Operations and distributions
Investment income (loss) -- net                                       $ 12,976,102    $ 10,211,630               $  1,170,024
Net realized gain (loss) on investments                                 14,431,701      14,624,481                      9,718
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                         955,738       9,351,111                    853,992
                                                                      ------------    ------------               ------------
Net increase (decrease) in net assets resulting from operations         28,363,541      34,187,222                  2,033,734
                                                                      ------------    ------------               ------------
Distributions to shareholders from:
   Net investment income                                               (23,132,048)    (21,683,991)                (1,175,862)
   Net realized gain                                                            --              --                     (3,185)
                                                                      ------------    ------------               ------------
Total distributions                                                    (23,132,048)    (21,683,991)                (1,179,047)
                                                                      ------------    ------------               ------------
Capital share transactions (Note 4)
Proceeds from sales                                                    160,817,306      94,154,709                115,848,581
Reinvestment of distributions at net asset value                        23,811,853      20,466,297                    948,966
Payments for redemptions                                               (23,514,676)    (30,570,369)                (6,253,997)
                                                                      ------------    ------------               ------------
Increase (decrease) in net assets from capital share transactions      161,114,483      84,050,637                110,543,550
                                                                      ------------    ------------               ------------
Total increase (decrease) in net assets                                166,345,976      96,553,868                111,398,237
Net assets at beginning of year (Note 1)                               408,946,340     312,392,472                  4,998,726(b)
                                                                      ------------    ------------               ------------
Net assets at end of year                                             $575,292,316    $408,946,340               $116,396,963
                                                                      ============    ============               ============
Undistributed (excess of distributions over) net investment income    $   (544,665)   $   (632,421)              $        782
                                                                      ------------    ------------               ------------

(a) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.

(b) Initial capital of $5,000,000 was contributed on Sept. 8, 2004. The Fund had a decrease in net assets resulting from operations of $1,274 during the period from Sept. 8, 2004 to Sept. 13, 2004 (date the Fund became available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
96  RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of changes in net assets (continued)
RiverSource Variable Portfolio Funds
                                                                             RiverSource VP -              RiverSource VP -
                                                                                Growth Fund              High Yield Bond Fund
Year ended Aug. 31,                                                       2005             2004           2005           2004
Operations and distributions
Investment income (loss) -- net                                       $  1,227,109   $    712,105   $   80,408,765 $   75,141,855
Net realized gain (loss) on investments                                 25,738,738     22,550,457       33,067,201     46,539,857
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                      17,284,007    (12,844,248)      (6,289,026)     6,392,162
                                                                      ------------   ------------   -------------- --------------
Net increase (decrease) in net assets resulting from operations         44,249,854     10,418,314      107,186,940    128,073,874
                                                                      ------------   ------------   -------------- --------------
Distributions to shareholders from:
   Net investment income                                                (1,085,812)      (689,607)     (80,490,774)   (73,307,082)
                                                                      ------------   ------------   -------------- --------------
Capital share transactions (Note 4)
Proceeds from sales                                                    109,153,959     50,659,678      146,257,335    277,494,372
Reinvestment of distributions at net asset value                         1,123,472        484,737       80,093,618     71,998,362
Payments for redemptions                                               (22,493,936)   (23,073,984)    (135,588,640)  (117,945,342)
                                                                      ------------   ------------   -------------- --------------
Increase (decrease) in net assets from capital share transactions       87,783,495     28,070,431       90,762,313    231,547,392
                                                                      ------------   ------------   -------------- --------------
Total increase (decrease) in net assets                                130,947,537     37,799,138      117,458,479    286,314,184
Net assets at beginning of year                                        260,953,588    223,154,450    1,129,016,886    842,702,702
                                                                      ------------   ------------   -------------- --------------
Net assets at end of year                                             $391,901,125   $260,953,588   $1,246,475,365 $1,129,016,886
                                                                      ============   ============   ============== ==============
Undistributed (excess of distributions over) net investment income    $         --   $   (137,458)  $    4,068,451 $    4,150,460
                                                                      ------------   ------------   -------------- --------------

Statements of changes in net assets (continued)
RiverSource Variable Portfolio Funds
                                                                             RiverSource VP -              RiverSource VP -
                                                                         Income Opportunities Fund  International Opportunity Fund
Year ended Aug. 31,                                                       2005             2004(a)        2005           2004
Operations and distributions
Investment income (loss) -- net                                        $ 1,470,969    $   228,967   $   13,302,264  $   8,270,928
Net realized gain (loss) on investments                                    305,821         47,176      106,053,373     73,662,728
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                         147,007        493,990      107,127,444     26,990,475
                                                                       -----------    -----------   --------------  -------------
Net increase (decrease) in net assets resulting from operations          1,923,797        770,133      226,483,081    108,924,131
                                                                       -----------    -----------   --------------  -------------
Distributions to shareholders from:
   Net investment income                                                (1,466,967)      (229,533)     (14,185,535)    (8,834,774)
   Net realized gain                                                      (121,799)            --               --             --
                                                                       -----------    -----------   --------------  -------------
Total distributions                                                     (1,588,766)      (229,533)     (14,185,535)    (8,834,774)
                                                                       -----------    -----------   --------------  -------------
Capital share transactions (Note 4)
Proceeds from sales                                                     36,842,482         41,340       93,707,558     87,427,540
Fund merger (Note 11)                                                           --             --               --    185,670,291
Reinvestment of distributions at net asset value                         1,456,121        152,695       13,916,731      8,514,464
Payments for redemptions                                                (9,664,775)       (30,162)    (109,415,941)  (146,172,823)
                                                                       -----------    -----------   --------------  -------------
Increase (decrease) in net assets from capital share transactions       28,633,828        163,873       (1,791,652)   135,439,472
                                                                       -----------    -----------   --------------  -------------
Total increase (decrease) in net assets                                 28,968,859        704,473      210,505,894    235,528,829
Net assets at beginning of year (Note 1)                                15,594,018     14,889,545(b)   973,832,527    738,303,698
                                                                       -----------    -----------   --------------  -------------
Net assets at end of year                                              $44,562,877    $15,594,018   $1,184,338,421  $ 973,832,527
                                                                       ===========    ===========   ==============  =============
Undistributed (excess of distributions over) net investment income     $     8,000    $     3,998   $     (612,581) $     658,503
                                                                       -----------    -----------   --------------  -------------

(a) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.

(b) Initial capital of $15,000,000 was contributed on May 26, 2004. The Fund had a decrease in net assets resulting from operations of $110,455 during the period from May 26, 2004 to June 1, 2004 (date the Fund became available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
97  RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of changes in net assets (continued)
RiverSource Variable Portfolio Funds
                                                                             RiverSource VP -              RiverSource VP -
                                                                           Large Cap Equity Fund         Large Cap Value Fund
Year ended Aug. 31,                                                       2005             2004           2005           2004(a)
Operations and distributions
Investment income (loss) -- net                                     $   28,694,801  $   15,369,716     $   151,942    $   28,905
Net realized gain (loss) on investments                                211,236,490     162,346,824         357,850       (11,792)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                      57,887,507     (33,295,604)        625,405        33,353
                                                                    --------------  --------------     -----------    ----------
Net increase (decrease) in net assets resulting from operations        297,818,798     144,420,936       1,135,197        50,466
                                                                    --------------  --------------     -----------    ----------
Distributions to shareholders from:
   Net investment income                                               (28,626,032)    (15,364,313)       (151,392)      (30,866)
   Net realized gain                                                            --              --         (61,040)           --
                                                                    --------------  --------------     -----------    ----------
Total distributions                                                    (28,626,032)    (15,364,313)       (212,432)      (30,866)
                                                                    --------------  --------------     -----------    ----------
Capital share transactions (Note 4)
Proceeds from sales                                                    200,687,349      65,446,592       7,390,064     4,344,307
Fund merger (Note 11)                                                           --     678,508,195              --            --
Reinvestment of distributions at net asset value                        27,520,509      13,165,107         180,662        13,683
Payments for redemptions                                              (521,735,962)   (332,967,741)       (955,062)      (91,005)
                                                                    --------------  --------------     -----------    ----------
Increase (decrease) in net assets from capital share transactions     (293,528,104)    424,152,153       6,615,664     4,266,985
                                                                    --------------  --------------     -----------    ----------
Total increase (decrease) in net assets                                (24,335,338)    553,208,776       7,538,429     4,286,585
Net assets at beginning of year (Note 1)                             2,534,713,028   1,981,504,252       7,282,191     2,995,606(b)
                                                                    --------------  --------------     -----------    ----------
Net assets at end of year                                           $2,510,377,690  $2,534,713,028     $14,820,620    $7,282,191
                                                                    ==============  ==============     ===========    ==========
Excess of distributions over net investment income                  $     (114,369) $          (49)    $    (2,179)   $     (550)
                                                                    --------------  --------------     -----------    ----------

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(b) Initial capital of $3,000,000 was contributed on Jan. 7, 2004. The Fund had a decrease in net assets resulting from operations of $4,394 during the period from Jan. 7, 2004 to Feb. 4, 2004 (date the Fund became available).

Statements of changes in net assets (continued)
RiverSource Variable Portfolio Funds
                                                                             RiverSource VP -              RiverSource VP -
                                                                            Mid Cap Growth Fund           Mid Cap Value Fund
Year ended Aug. 31,                                                       2005             2004           2005(a)
Operations and distributions
Investment income (loss) -- net                                       $   (795,020)   $ (1,049,687)         $    8,844
Net realized gain (loss) on investments                                 19,870,302      (5,223,928)             34,448
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                      31,461,353       3,899,551             437,214
                                                                      ------------    ------------          ----------
Net increase (decrease) in net assets resulting from operations         50,536,635      (2,374,064)            480,506
                                                                      ------------    ------------          ----------
Distributions to shareholders from:
   Net investment income                                                        --              --              (9,698)
                                                                      ------------    ------------          ----------
Capital share transactions (Note 4)
Proceeds from sales                                                     20,390,489      66,699,751           4,671,932
Reinvestment of distributions at net asset value                                --              --               1,787
Payments for redemptions                                               (40,608,349)     (9,789,197)            (58,967)
                                                                      ------------    ------------          ----------
Increase (decrease) in net assets from capital share transactions      (20,217,860)     56,910,554           4,614,752
                                                                      ------------    ------------          ----------
Total increase (decrease) in net assets                                 30,318,775      54,536,490           5,085,560
Net assets at beginning of year (Note 1)                               224,885,791     170,349,301           2,030,275(b)
                                                                      ------------    ------------          ----------
Net assets at end of year                                             $255,204,566    $224,885,791          $7,115,835
                                                                      ============    ============          ==========
Undistributed net investment income                                   $         --    $         --          $      260
                                                                      ------------    ------------          ----------

(a) For the period from May 2, 2005 (date the Fund became available ) to Aug. 31, 2005.

(b) Initial capital of $1,999,940 was contributed on April 28, 2005. The Fund had a increase in net assets resulting from operations of $30,335 during the period from April 28, 2005 to May 2, 2005 (date the Fund became available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
98  RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of changes in net assets (continued)
RiverSource Variable Portfolio Funds
                                                                             RiverSource VP -              RiverSource VP -
                                                                            New Dimensions Fund           S&P 500 Index Fund
Year ended Aug. 31,                                                       2005             2004           2005           2004
Operations and distributions
Investment income (loss) -- net                                     $   27,005,662  $   21,349,393    $  5,534,950  $  2,899,942
Net realized gain (loss) on investments                                140,657,959     113,281,860       1,267,418       307,230
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                      27,273,899     (56,933,106)     29,628,952    16,624,060
                                                                    --------------  --------------    ------------  ------------
Net increase (decrease) in net assets resulting from operations        194,937,520      77,698,147      36,431,320    19,831,232
                                                                    --------------  --------------    ------------  ------------
Distributions to shareholders from:
   Net investment income                                               (26,931,431)    (21,246,034)     (5,503,403)   (2,885,111)
                                                                    --------------  --------------    ------------  ------------
Total distributions                                                    (26,931,431)    (21,246,034)     (5,503,403)   (2,885,111)
                                                                    --------------  --------------    ------------  ------------
Capital share transactions (Note 4)
Proceeds from sales                                                     17,563,427     136,096,503      69,811,420   106,203,535
Reinvestment of distributions at net asset value                        29,634,120      20,376,110       5,036,258     2,508,534
Payments for redemptions                                              (947,752,244)   (395,590,246)    (21,521,879)  (13,865,522)
                                                                    --------------  --------------    ------------  ------------
Increase (decrease) in net assets from capital share transactions     (900,554,697)   (239,117,633)     53,325,799    94,846,547
                                                                    --------------  --------------    ------------  ------------
Total increase (decrease) in net assets                               (732,548,608)   (182,665,520)     84,253,716   111,792,668
Net assets at beginning of year                                      2,932,144,307   3,114,809,827     283,096,907   171,304,239
                                                                    --------------  --------------    ------------  ------------
Net assets at end of year                                           $2,199,595,699  $2,932,144,307    $367,350,623  $283,096,907
                                                                    ==============  ==============    ============  ============
Undistributed (excess of distributions over) net investment income  $            1  $        1,305    $    (18,268) $    (18,476)
                                                                    --------------  --------------    ------------  ------------

Statements of changes in net assets (continued)
RiverSource Variable Portfolio Funds
                                                                                                           RiverSource VP -
                                                                             RiverSource VP -               Short Duration
                                                                             Select Value Fund           U.S. Government Fund
Year ended Aug. 31,                                                       2005             2004(a)        2005           2004
Operations and distributions
Investment income (loss) -- net                                        $    69,442      $   16,415    $ 13,334,726  $ 11,305,758
Net realized gain (loss) on investments                                    328,478          17,217      (3,161,382)   (4,325,495)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                       1,579,596         (86,117)     (3,182,742)    1,235,800
                                                                       -----------      ----------    ------------  ------------
Net increase (decrease) in net assets resulting from operations          1,977,516         (52,485)      6,990,602     8,216,063
                                                                       -----------      ----------    ------------  ------------
Distributions to shareholders from:
   Net investment income                                                   (66,667)        (15,818)    (13,288,036)  (11,328,609)
   Net realized gain                                                       (54,328)             --        (148,999)   (2,271,221)
                                                                       -----------      ----------    ------------  ------------
Total distributions                                                       (120,995)        (15,818)    (13,437,035)  (13,599,830)
                                                                       -----------      ----------    ------------  ------------
Capital share transactions (Note 4)
Proceeds from sales                                                     13,500,858       5,846,593      53,612,824    88,108,864
Fund merger (Note 11)                                                           --              --              --    24,690,160
Reinvestment of distributions at net asset value                           117,486           3,451      13,354,736    13,262,385
Payments for redemptions                                                  (605,448)       (170,754)    (82,040,384)  (93,603,954)
                                                                       -----------      ----------    ------------  ------------
Increase (decrease) in net assets from capital share transactions       13,012,896       5,679,290     (15,072,824)   32,457,455
                                                                       -----------      ----------    ------------  ------------
Total increase (decrease) in net assets                                 14,869,417       5,610,987     (21,519,257)   27,073,688
Net assets at beginning of year (Note 1)                                 8,603,820       2,992,833(b)  506,002,847   478,929,159
                                                                       -----------      ----------    ------------  ------------
Net assets at end of year                                              $23,473,237      $8,603,820    $484,483,590  $506,002,847
                                                                       ===========      ==========    ============  ============
Undistributed (excess of distributions over) net investment income     $    (2,727)     $       --    $     38,457  $    (22,848)
                                                                       -----------      ----------    ------------  ------------

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(b) Initial capital of $3,000,000 was contributed on Jan. 7, 2004. The Fund had a decrease in net assets resulting from operations of $7,167 during the period from Jan. 7, 2004 to Feb. 4, 2004 (date the Fund became available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
99  RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Statements of changes in net assets (continued)
RiverSource Variable Portfolio Funds
                                                                             RiverSource VP -              RiverSource VP -
                                                                         Small Cap Advantage Fund        Small Cap Value Fund
Year ended Aug. 31,                                                       2005             2004           2005           2004
Operations and distributions
Investment income (loss) -- net                                       $   (611,525)   $   (657,062)   $    385,585  $   (372,960)
Net realized gain (loss) on investments                                 30,020,831      19,228,857      31,279,549    23,789,033
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                      17,135,003      (6,776,507)     22,038,842       815,713
                                                                      ------------    ------------    ------------  ------------
Net increase (decrease) in net assets resulting from operations         46,544,309      11,795,288      53,703,976    24,231,786
                                                                      ------------    ------------    ------------  ------------
Distributions to shareholders from:
   Net investment income                                                        --              --        (148,562)           --
   Net realized gain                                                    (9,460,720)             --     (22,655,414)   (2,498,969)
                                                                      ------------    ------------    ------------  ------------
Total distributions                                                     (9,460,720)             --     (22,803,976)   (2,498,969)
                                                                      ------------    ------------    ------------  ------------
Capital share transactions (Note 4)
Proceeds from sales                                                     24,255,001      76,014,037     137,742,641    81,763,916
Reinvestment of distributions at net asset value                         9,460,720              --      22,803,976     2,498,969
Payments for redemptions                                               (19,393,071)     (5,345,989)     (8,205,722)  (10,954,929)
                                                                      ------------    ------------    ------------  ------------
Increase (decrease) in net assets from capital share transactions       14,322,650      70,668,048     152,340,895    73,307,956
                                                                      ------------    ------------    ------------  ------------
Total increase (decrease) in net assets                                 51,406,239      82,463,336     183,240,895    95,040,773
Net assets at beginning of year                                        184,039,317     101,575,981     228,868,571   133,827,798
                                                                      ------------    ------------    ------------  ------------
Net assets at end of year                                             $235,445,556    $184,039,317    $412,109,466  $228,868,571
                                                                      ============    ============    ============  ============
Undistributed (excess of distributions over) net investment income    $     53,169    $     51,407    $    169,285  $    (13,343)
                                                                      ------------    ------------    ------------  ------------

Statements of changes in net assets (continued)
RiverSource Variable Portfolio Funds
                                                                 RiverSource VP - Strategy Aggressive Fund
Year ended Aug. 31,                                                       2005             2004
Operations
Investment income (loss) -- net                                      $  (2,513,330)  $  (3,987,624)
Net realized gain (loss) on investments                                 65,873,117     (54,072,544)
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                      86,549,108      39,937,743
                                                                     -------------   -------------
Net increase (decrease) in net assets resulting from operations        149,908,895     (18,122,425)
                                                                     -------------   -------------
Capital share transactions (Note 4)
Proceeds from sales                                                      2,881,464      18,672,159
Payments for redemptions                                              (249,498,256)   (185,879,018)
                                                                     -------------   -------------
Increase (decrease) in net assets from capital share transactions     (246,616,792)   (167,206,859)
                                                                     -------------   -------------
Total increase (decrease) in net assets                                (96,707,897)   (185,329,284)
Net assets at beginning of year                                        783,353,097     968,682,381
                                                                     -------------   -------------
Net assets at end of year                                            $ 686,645,200   $ 783,353,097
                                                                     =============   =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
100   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Notes to Financial Statements

RiverSource Variable Portfolio Funds

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Each Fund is registered under the Investment Company Act of 1940 (as amended) (the 1940 Act) as a diversified, (non-diversified for RiverSource VP - Global Bond Fund and RiverSource VP - Global Inflation Protected Securities Fund) open-end management investment company. Each Fund has 10 billion authorized shares of capital stock.

The following Funds became available on Feb. 4, 2004. On Jan. 7, 2004, IDS Life Insurance Company (IDS Life) purchased the following shares of capital stock at $10 per share, which represented the initial capital in each Fund:

Fund                                                                                                       Number of shares
RiverSource VP - Core Bond Fund                                                                              2,500,000
RiverSource VP - Large Cap Value Fund                                                                          300,000
RiverSource VP - Select Value Fund                                                                             300,000

RiverSource VP - Income Opportunities Fund became available on June 1, 2004. On May 26, 2004, IDS Life purchased 1,500,000 shares of capital stock at $10 per share, which represented the initial capital in the Fund.

RiverSource VP - Global Inflation Protected Securities Fund became available on Sept. 13, 2004. On Sept. 8, 2004, Ameriprise Financial, Inc. (Ameriprise Financial) (formerly American Express Financial Corporation) purchased 500,000 shares of capital stock at $10 per share, which represented the initial capital in the Fund.

RiverSource VP - Mid Cap Value Fund became available on May 2, 2005. On April 28, 2005, Ameriprise Financial purchased 199,994 shares of capital stock at $10 per share, which represented the initial capital in the Fund.

The primary investments of each Fund are as follows:

RiverSource VP - Balanced Fund (formerly AXP VP - Managed Fund) invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

RiverSource VP - Cash Management Fund (formerly AXP VP - Cash Management
                 Fund) invests primarily in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed commercial paper.

RiverSource VP - Core Bond Fund (formerly AXP VP - Core Bond Fund) invests primarily in securities like those included in the Lehman Brothers Aggregate Bond Index (the "Index"), which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

RiverSource VP - Diversified Bond Fund (formerly AXP VP - Diversified Bond
                 Fund) invests primarily in bonds and other debt securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

RiverSource VP - Diversified Equity Income Fund (formerly AXP VP -
                 Diversified Equity Income Fund) invests primarily in dividend-paying common and preferred stocks.

RiverSource VP - Emerging Markets Fund (formerly AXP VP - Threadneedle
                 Emerging Markets Fund) invests primarily in equity securities of companies in emerging market countries.

RiverSource VP - Global Bond Fund (formerly AXP VP - Global Bond Fund)
                 invests primarily in debt obligations of U.S. and foreign issuers.

RiverSource VP - Global Inflation Protected Securities Fund (formerly AXP
                 VP - Inflation Protected Securities Fund) invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations.

RiverSource VP - Growth Fund (formerly AXP VP - Growth Fund) invests primarily in common stocks that appear to offer growth opportunities.

RiverSource VP - High Yield Bond Fund (formerly AXP VP - High Yield Bond
                 Fund) invests primarily in high-yielding, high risk corporate bonds (junk bonds) issued by U.S. and foreign companies and governments.

RiverSource VP - Income Opportunities Fund (formerly AXP VP - Income
                 Opportunities Fund) invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

RiverSource VP - International Opportunity Fund (formerly AXP VP -
                 Threadneedle International Fund) invests primarily in equity securities of foreign issuers that offer strong growth potential.

RiverSource VP - Large Cap Equity Fund (formerly AXP VP - Large Cap Equity
                 Fund) invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

--------------------------------------------------------------------------------
101   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

RiverSource VP - Large Cap Value Fund (formerly AXP VP - Large Cap Value
                 Fund) invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

RiverSource VP - Mid Cap Growth Fund (formerly AXP VP - Equity Select
                 Fund) invests primarily in common stocks of mid-capitalization companies.

RiverSource VP - Mid Cap Value Fund (formerly AXP VP - Mid Cap Value Fund)
                 invests primarily in equity securities of medium-sized companies.

RiverSource VP - New Dimensions Fund (formerly AXP VP - New Dimensions
                 Fund) invests primarily in common stocks showing potential for significant growth.

RiverSource VP - S&P 500 Index Fund (formerly AXP VP - S&P 500 Index Fund)
                 invests primarily in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

RiverSource VP - Select Value Fund (formerly AXP VP - Partners Select
                 Value Fund) invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers.

RiverSource VP - Short Duration U.S. Government Fund (formerly AXP VP -
                 Short Duration U.S. Government Fund) invests primarily in debt securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities.

RiverSource VP - Small Cap Advantage Fund (formerly AXP VP - Small Cap
                 Advantage Fund) invests primarily in equity securities of small cap companies.

RiverSource VP - Small Cap Value Fund (formerly AXP VP - Partners Small
                 Cap Value Fund) invests primarily in equity securities of small capitalization companies.

RiverSource VP - Strategy Aggressive Fund (formerly AXP VP - Strategy
                 Aggressive Fund) invests primarily in securities of growth companies.

You may not buy (nor will you own) shares of each Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in each Fund.

Each Fund's significant accounting policies are summarized as follows:

Use of estimates

Preparing financial statements that conform to U.S generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities at the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities in all Funds, except RiverSource VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in RiverSource VP - Cash Management Fund are valued daily at amortized cost, which approximates market value in order to maintain a constant net asset value of $1 per share.

--------------------------------------------------------------------------------
102   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Illiquid securities

At Aug. 31, 2005, investments in securities for RiverSource VP - Balanced Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - International Opportunity Fund and RiverSource VP - Small Cap Value Fund included issues that are illiquid which the Funds currently limit to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Aug. 31, 2005, was $17, $1, $21,370,705, $497,270 and
$20,600, representing 0.00%, 0.00%, 1.71%, 0.04% and 0.005% of net assets for
RiverSource VP - Balanced Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - International Opportunity Fund and RiverSource VP - Small Cap Value Fund, respectively. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities, other forward-commitments and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. At Aug. 31, 2005, the outstanding forward-commitments for the Funds are as follows:

                                                               When-issued               Other                  Future
Fund                                                           securities         forward-commitments     capital commitments
RiverSource VP - Balanced Fund                               $25,011,770             $3,428,013                  $--
RiverSource VP - Core Bond Fund                                3,907,593                     --                   --
RiverSource VP - Diversified Bond Fund                        75,803,440              7,570,943                   --
RiverSource VP - Global Bond Fund                                343,375                194,501                   --
RiverSource VP - High Yield Bond Fund                          4,219,341                     --                   --
RiverSource VP - Income Opportunities Fund                       316,581                102,369                   --
RiverSource VP - Short Duration U.S. Government Fund          13,921,642                     --                   --

Certain Funds may also enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for these Funds to "roll over" their purchase commitments, these Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds, except RiverSource VP - Cash Management Fund, may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Funds also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Funds, except RiverSource VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Funds also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
103   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Aug. 31, 2005, foreign currency holdings for RiverSource VP - Emerging Markets Fund consisted of multiple denominations, primarily South African rands and Taiwan dollars, foreign currency holdings for RiverSource VP - Global Bond Fund consisted of multiple denominations, primarily European monetary units, foreign currency holdings for RiverSource VP - International Opportunity Fund consisted of multiple denominations and foreign currency holdings for RiverSource VP - New Dimensions consisted of Taiwan dollars.

The Funds, except RiverSource VP - Cash Management Fund and RiverSource VP - Short Duration U.S. Government Fund, may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete its contract obligations.

Forward sale commitments

Certain Funds may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

Total return swap transactions

Certain Funds may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the Funds either receive or pay the total return on a reference security or index applied to a notional principal amount. In return, the Funds agree to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Funds.

Guarantees and indemnifications

Under each Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the subaccounts. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

--------------------------------------------------------------------------------
104   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, accumulated net realized gain (loss) and undistributed net investment income have been increased (decreased), resulting in net reclassification adjustments to paid-in capital by the following:

                                       RiverSource VP -        RiverSource VP -       RiverSource VP -        RiverSource VP -
                                           Balanced             Cash Management           Core Bond           Diversified Bond
                                             Fund                    Fund                   Fund                    Fund
Accumulated net realized gain (loss)     $  752,049                    $--                $(32,510)            $(2,516,322)
Undistributed net investment income       1,066,498                     --                  32,510               2,516,322
                                         ----------                    ---                 -------             -----------
Additional paid-in capital reduction
  (increase)                             $1,818,547                    $--                 $    --             $        --
                                         ----------                    ---                 -------             -----------

                                       RiverSource VP -        RiverSource VP -       RiverSource VP -        RiverSource VP -
                                          Diversified              Emerging              Global Bond          Global Inflation
                                         Equity Income              Markets                 Fund            Protected Securities
                                             Fund                    Fund                                           Fund
Accumulated net realized gain (loss)    $ 1,946,851               $ 56,131            $(10,243,702)                $(6,104)
Undistributed net investment income      (1,946,851)               (56,131)             10,243,702                   6,885
                                         ----------                -------              ----------                   -----
Additional paid-in capital reduction
  (increase)                            $        --                $    --            $         --                 $   781
                                        -----------                -------            ------------                 -------

                                       RiverSource VP -        RiverSource VP -       RiverSource VP -        RiverSource VP -
                                            Growth                High Yield               Income               International
                                             Fund                    Bond               Opportunities            Opportunity
                                                                     Fund                   Fund                    Fund
Accumulated net realized gain (loss)        $ 3,839                    $--                     $--                $443,454
Undistributed net investment income          (3,839)                    --                      --                (387,813)
                                            -------                    ---                     ---                --------
Additional paid-in capital reduction
  (increase)                                $    --                    $--                     $--                $ 55,641
                                            -------                    ---                     ---                --------

                                       RiverSource VP -        RiverSource VP -       RiverSource VP -        RiverSource VP -
                                           Large Cap               Large Cap               Mid Cap                 Mid Cap
                                            Equity                   Value                 Growth                   Value
                                             Fund                    Fund                   Fund                    Fund
Accumulated net realized gain (loss)      $ 403,097                $ 2,179                $    907                  $  808
Undistributed net investment income        (183,089)                (2,179)                795,020                     249
                                          ---------                -------                --------                  ------
Additional paid-in capital reduction
  (increase)                              $ 220,008                $    --                $795,927                  $1,057
                                          ---------                -------                --------                  ------

                                       RiverSource VP -        RiverSource VP -       RiverSource VP -        RiverSource VP -
                                              New                   S&P 500                Select              Short Duration
                                          Dimensions                 Index                  Value             U.S. Government
                                             Fund                    Fund                   Fund                    Fund
Accumulated net realized gain (loss)       $ 75,535               $ 31,339                 $ 5,502                $(14,615)
Undistributed net investment income         (75,535)               (31,339)                 (5,502)                 14,615
                                           --------               --------                 -------                --------
Additional paid-in capital reduction
  (increase)                               $     --               $     --                 $    --                $     --
                                           --------               --------                 -------                --------

                                       RiverSource VP -        RiverSource VP -       RiverSource VP -
                                           Small Cap               Small Cap              Strategy
                                           Advantage                 Value               Aggressive
                                             Fund                    Fund                   Fund
Accumulated net realized gain (loss)      $(613,287)              $ 51,627             $(3,450,845)
Undistributed net investment income         613,287                (54,395)              4,622,830
                                          ---------               --------             -----------
Additional paid-in capital reduction
  (increase)                              $      --               $ (2,768)            $ 1,171,985
                                          ---------               --------             -----------

--------------------------------------------------------------------------------
105   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended Aug. 31,                                                                         2005                    2004

RiverSource VP - Balanced Fund
Distributions paid from:
   Ordinary income                                                                     $61,685,753             $53,848,054
   Long-term capital gain                                                                       --                      --
RiverSource VP - Cash Management Fund
Distributions paid from:
   Ordinary income                                                                      13,366,319              $3,649,950
   Long-term capital gain                                                                       --                      --
RiverSource VP - Core Bond Fund(a)
Distributions paid from:
   Ordinary income                                                                       1,450,986                 404,035
   Long-term capital gain                                                                       --                      --
RiverSource VP - Diversified Bond Fund
Distributions paid from:
   Ordinary income                                                                      66,121,267              60,644,287
   Long-term capital gain                                                                       --                      --
RiverSource VP - Diversified Equity Income Fund
Distributions paid from:
   Ordinary income                                                                      19,986,713              10,327,123
   Long-term capital gain                                                                       --                      --
RiverSource VP - Emerging Markets Fund
Distributions paid from:
   Ordinary income                                                                         692,060                 313,397
   Long-term capital gain                                                                1,958,494                      --
RiverSource VP - Global Bond Fund
Distributions paid from:
   Ordinary income                                                                      23,132,048              21,683,991
   Long-term capital gain                                                                       --                      --
RiverSource VP - Global Inflation Protected Securities Fund(b)
Distributions paid from:
   Ordinary income                                                                       1,179,047                     N/A
   Long-term capital gain                                                                       --                     N/A
RiverSource VP - Growth Fund
Distributions paid from:
   Ordinary income                                                                       1,085,812                 689,607
   Long-term capital gain                                                                       --                      --
RiverSource VP - High Yield Bond Fund
Distributions paid from:
   Ordinary income                                                                      80,490,774              73,307,082
   Long-term capital gain                                                                       --                      --
RiverSource VP - Income Opportunities Fund(c)
Distributions paid from:
   Ordinary income                                                                       1,588,766                 229,533
   Long-term capital gain                                                                       --                      --
RiverSource VP - International Opportunity Fund
Distributions paid from:
   Ordinary income                                                                      14,185,535               8,834,774
   Long-term capital gain                                                                       --                      --
RiverSource VP - Large Cap Equity Fund
Distributions paid from:
   Ordinary income                                                                      28,626,032              15,364,313
   Long-term capital gain                                                                       --                      --
RiverSource VP - Large Cap Value Fund(a)
Distributions paid from:
   Ordinary income                                                                         211,363                  30,866
   Long-term capital gain                                                                    1,069                      --

--------------------------------------------------------------------------------
106   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Year ended Aug. 31,                                                                         2005                    2004

RiverSource VP - Mid Cap Growth Fund
Distributions paid from:
   Ordinary income                                                                     $        --             $        --
   Long-term capital gain                                                                       --                      --
RiverSource VP - Mid Cap Value Fund(d)
Distributions paid from:
   Ordinary income                                                                           9,698                     N/A
   Long-term capital gain                                                                       --                     N/A
RiverSource VP - New Dimensions Fund
Distributions paid from:
   Ordinary income                                                                      26,931,431              21,246,034
   Long-term capital gain                                                                       --                      --
RiverSource VP - S&P 500 Index Fund
Distributions paid from:
   Ordinary income                                                                       5,503,403               2,885,111
   Long-term capital gain                                                                       --                      --
RiverSource VP - Select Value Fund(a)
Distributions paid from:
   Ordinary income                                                                         120,939                  15,818
   Long-term capital gain                                                                       56                      --
RiverSource VP - Short Duration U.S. Government Fund
Distributions paid from:
   Ordinary income                                                                      13,288,036              13,187,954
   Long-term capital gain                                                                  148,999                 411,876
RiverSource VP - Small Cap Advantage Fund
Distributions paid from:
   Ordinary income                                                                              --                      --
   Long-term capital gain                                                                9,460,720                      --
RiverSource VP - Small Cap Value Fund
Distributions paid from:
   Ordinary income                                                                       9,597,221               2,379,486
   Long-term capital gain                                                               13,206,755                 119,483
RiverSource VP - Strategy Aggressive Fund
Distributions paid from:
   Ordinary income                                                                              --                      --
   Long-term capital gain                                                                       --                      --

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(b) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.

(c) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.

(d) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.

At Aug. 31, 2005, the components of distributable earnings on a tax basis for each Fund are as follows:

                                                                                            Accumulated            Unrealized
                                                                    Undistributed            long-term            appreciation
Fund                                                               ordinary income          gain (loss)          (depreciation)
RiverSource VP - Balanced Fund                                     $14,357,747           $  70,774,755            $133,566,771
RiverSource VP - Cash Management Fund                                1,764,743                  (1,797)                     --
RiverSource VP - Core Bond Fund                                        281,081                   8,561                 255,826
RiverSource VP - Diversified Bond Fund                               5,584,010            (136,697,943)              4,751,747
RiverSource VP - Diversified Equity Income Fund                     10,977,169              68,007,894             243,856,313
RiverSource VP - Emerging Markets Fund                               9,896,782               3,128,668              17,802,819
RiverSource VP - Global Bond Fund                                    1,278,938               2,322,502              17,114,753
RiverSource VP - Global Inflation Protected Securities Fund            319,838                      --                 764,437
RiverSource VP - Growth Fund                                           167,210            (115,755,420)             16,892,392
RiverSource VP - High Yield Bond Fund                                4,690,679            (222,337,062)             14,600,380
RiverSource VP - Income Opportunities Fund                             416,821                  45,133                 518,819
RiverSource VP - International Opportunity Fund                      8,050,591            (690,331,815)            185,297,744
RiverSource VP - Large Cap Equity Fund                               5,828,494            (416,160,189)            136,425,851
RiverSource VP - Large Cap Value Fund                                  258,522                 172,350                 557,289
RiverSource VP - Mid Cap Growth Fund                                        --              13,515,398              50,781,456
RiverSource VP - Mid Cap Value Fund                                     42,735                     798                 466,579

--------------------------------------------------------------------------------
107   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

                                                                                            Accumulated            Unrealized
                                                                    Undistributed            long-term            appreciation
Fund                                                               ordinary income          gain (loss)          (depreciation)
RiverSource VP - New Dimensions Fund                                $3,103,264         $  (254,908,325)           $151,443,398
RiverSource VP - S&P 500 Index Fund                                  2,231,600                      --              31,384,339
RiverSource VP - Select Value Fund                                     218,369                  91,649               1,487,949
RiverSource VP - Short Duration U.S. Government Fund                 1,273,765              (7,170,145)             (3,066,549)
RiverSource VP - Small Cap Advantage Fund                            7,295,152              22,110,008              27,791,452
RiverSource VP - Small Cap Value Fund                                9,563,421              22,259,357              35,206,595
RiverSource VP - Strategy Aggressive Fund                                   --          (1,337,919,255)            178,041,739

Dividends

At Aug. 31, 2005, dividends declared for each Fund payable Sept. 1, 2005 are as follows:

Fund                                                          Amount per share
RiverSource VP - Balanced Fund                                       $0.092
RiverSource VP - Cash Management Fund                                 0.003
RiverSource VP - Core Bond Fund                                       0.027
RiverSource VP - Diversified Bond Fund                                0.033
RiverSource VP - Diversified Equity Income Fund                       0.054
RiverSource VP - Emerging Markets Fund                                0.016
RiverSource VP - Global Bond Fund                                     0.022
RiverSource VP - Global Inflation Protected Securities Fund           0.022
RiverSource VP - Growth Fund                                          0.003
RiverSource VP - High Yield Bond Fund                                 0.038
RiverSource VP - Income Opportunities Fund                            0.051
RiverSource VP - International Opportunity Fund                       0.027
RiverSource VP - Large Cap Equity Fund                                0.051
RiverSource VP - Large Cap Value Fund                                 0.036
RiverSource VP - Mid Cap Value Fund                                   0.013
RiverSource VP - New Dimensions Fund                                  0.022
RiverSource VP - S&P 500 Index Fund                                   0.030
RiverSource VP - Select Value Fund                                    0.008
RiverSource VP - Short Duration U.S. Government Fund                  0.024

Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed monthly, when available, for RiverSource VP - Cash Management Fund, RiverSource VP - Core Bond Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund and RiverSource VP - Short Duration U.S. Government Fund. Dividends from net investment income are declared and distributed quarterly, when available, for RiverSource VP - Balanced Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Emerging Markets Fund, RiverSource VP - Growth Fund, RiverSource VP - International Opportunity Fund, RiverSource VP - Large Cap Equity Fund, RiverSource VP - Large Cap Value Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund , RiverSource VP - New Dimensions Fund, RiverSource VP - S&P 500 Index Fund, RiverSource VP - Select Value Fund, RiverSource VP - Small Cap Advantage Fund, RiverSource VP - Small Cap Value Fund and RiverSource VP - Strategy Aggressive Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
108   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

2. EXPENSES

The Funds have an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) for managing investments, record keeping and other services that are based solely on the assets of each Fund. Prior to Oct. 1, 2005, investment management services were provided by Ameriprise Financial. The management fee is a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

Fund                                                            Percentage range
RiverSource VP - Balanced Fund                                  0.630% to 0.550%
RiverSource VP - Cash Management Fund                           0.510% to 0.440%
RiverSource VP - Core Bond Fund                                 0.630% to 0.555%
RiverSource VP - Diversified Bond Fund                          0.610% to 0.535%
RiverSource VP - Diversified Equity Income Fund                 0.560% to 0.470%
RiverSource VP - Emerging Markets Fund                          1.170% to 1.095%
RiverSource VP - Global Bond Fund                               0.840% to 0.780%
RiverSource VP - Global Inflation Protected Securities Fund     0.490% to 0.415%
RiverSource VP - Growth Fund                                    0.630% to 0.570%
RiverSource VP - High Yield Bond Fund                           0.620% to 0.545%
RiverSource VP - Income Opportunities Fund                      0.640% to 0.565%
RiverSource VP - International Opportunity Fund                 0.870% to 0.795%
RiverSource VP - Large Cap Equity Fund                          0.630% to 0.570%
RiverSource VP - Large Cap Value Fund                           0.630% to 0.570%
RiverSource VP - Mid Cap Growth Fund                            0.650% to 0.560%
RiverSource VP - Mid Cap Value Fund                             0.730% to 0.610%
RiverSource VP - New Dimensions Fund                            0.630% to 0.570%
RiverSource VP - S&P 500 Index Fund                             0.290% to 0.260%
RiverSource VP - Select Value Fund                              0.810% to 0.720%
RiverSource VP - Short Duration U.S. Government Fund            0.610% to 0.535%
RiverSource VP - Small Cap Advantage Fund                       0.790% to 0.650%
RiverSource VP - Small Cap Value Fund                           1.020% to 0.920%
RiverSource VP - Strategy Aggressive Fund                       0.650% to 0.575%

For the following Funds the fee may be adjusted upward or downward by a performance incentive adjustment of 0.08% for RiverSource VP - Balanced Fund and 0.12% for each remaining Fund. The adjustment is based on a comparison of the performance of each Fund to the stated index up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. In certain circumstances, the board may approve a change in the index. If the performance difference is less than 0.50%, the adjustment will be zero. The index name and the amount the fee was increased (decreased) for each Fund for the year ended Aug. 31, 2005 are as follows:

                                                                                                                  Increase
Fund                                                       Index name                                            (decrease)
RiverSource VP - Balanced Fund                             Lipper Balanced Funds Index                         $   702,269
RiverSource VP - Diversified Equity Income Fund            Lipper Equity Income Funds Index                        957,131
RiverSource VP - Emerging Markets Fund                     Lipper Emerging Markets Funds Index                     (52,859)
RiverSource VP - Growth Fund                               Lipper Large-Cap Growth Funds Index                     179,212
RiverSource VP - International Opportunity Fund            Lipper International Large-Cap Core Funds Index        (444,320)
RiverSource VP - Large Cap Equity Fund                     Lipper Large-Cap Core Funds Index                      (592,373)
RiverSource VP - Large Cap Value Fund                      Lipper Large-Cap Value Funds Index                          196
RiverSource VP - Mid Cap Growth Fund                       Lipper Mid-Cap Growth Funds Index                      (181,465)
RiverSource VP - Mid Cap Value Fund                        Lipper Mid-Cap Value Funds Index                             --
RiverSource VP - New Dimensions Fund(a)                    Lipper Large-Cap Growth Funds Index                  (1,900,920)
RiverSource VP - Select Value Fund                         Lipper Multi-Cap Value Funds Index                       (1,689)
RiverSource VP - Small Cap Advantage Fund                  Lipper Small-Cap Core Funds Index                        19,577
RiverSource VP - Small Cap Value Fund                      Lipper Small-Cap Value Funds Index                     (117,658)
RiverSource VP - Strategy Aggressive Fund                  Lipper Mid-Cap Growth Funds Index                      (516,976)

(a) Effective Oct. 31, 2005, the performance for RiverSource VP - New Dimensions Fund will be measured against the Lipper Large-Cap Core Funds Index.

--------------------------------------------------------------------------------
109   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, a direct wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of RiverSource VP - Emerging Markets Fund and RiverSource VP - International Opportunity Fund.

The Investment Manager has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect partially owned subsidiary of Ameriprise Financial, to subadvise the assets of RiverSource VP - Small Cap Advantage Fund.

The Investment Manager has a Subadvisory Agreement with GAMCO Asset Management, Inc., which does business under the name Gabelli Asset Management Company, to subadvise the assets of RiverSource VP - Select Value Fund.

The Investment Manager has Subadvisory Agreements with Royce & Associates, LLC, a direct wholly-owned subsidiary of Legg Mason Inc., Goldman Sachs Asset Management, L.P., Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc. and Franklin Portfolio Associates LLC, each which subadvises a portion of the assets of RiverSource VP - Small Cap Value Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse the Investment Manager an amount equal to the cost of certain expenses incurred and paid by the Investment Manager in connection with each Fund's operations. The Funds also pay custodian fees to Ameriprise Trust Company (formerly American Express Trust Company), an affiliate of Ameriprise Financial. The reimbursement paid by RiverSource VP - Cash Management Fund will be limited to 0.25% of the Fund's average daily net assets.

The Funds have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The Funds have an Administrative Services Agreement with Ameriprise Financial. Under the current agreement, each Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

Fund                                                            Percentage range
RiverSource VP - Balanced Fund                                  0.040% to 0.020%
RiverSource VP - Cash Management Fund                           0.030% to 0.020%
RiverSource VP - Core Bond Fund                                 0.050% to 0.025%
RiverSource VP - Diversified Bond Fund                          0.050% to 0.025%
RiverSource VP - Diversified Equity Income Fund                 0.040% to 0.020%
RiverSource VP - Emerging Markets Fund                          0.100% to 0.050%
RiverSource VP - Global Bond Fund                               0.060% to 0.040%
RiverSource VP - Global Inflation Protected Securities Fund     0.050% to 0.025%
RiverSource VP - Growth Fund                                    0.050% to 0.030%
RiverSource VP - High Yield Bond Fund                           0.050% to 0.025%
RiverSource VP - Income Opportunities Fund                      0.050% to 0.025%
RiverSource VP - International Opportunity Fund                 0.060% to 0.035%
RiverSource VP - Large Cap Equity Fund                          0.050% to 0.030%
RiverSource VP - Large Cap Value Fund                           0.050% to 0.030%
RiverSource VP - Mid Cap Growth Fund                            0.060% to 0.030%
RiverSource VP - Mid Cap Value Fund                             0.050% to 0.020%
RiverSource VP - New Dimensions Fund                            0.050% to 0.030%
RiverSource VP - S&P 500 Index Fund                             0.080% to 0.065%
RiverSource VP - Select Value Fund                              0.060% to 0.035%
RiverSource VP - Short Duration U.S. Government Fund            0.050% to 0.025%
RiverSource VP - Small Cap Advantage Fund                       0.060% to 0.035%
RiverSource VP - Small Cap Value Fund                           0.080% to 0.055%
RiverSource VP - Strategy Aggressive Fund                       0.060% to 0.035%

--------------------------------------------------------------------------------
110   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Effective Oct. 1, 2005, the fee percentage of each Fund's average daily net assets declines annually as each Fund's assets increase as follows:

Fund                                                            Percentage range
RiverSource VP - Balanced Fund                                  0.060% to 0.030%
RiverSource VP - Cash Management Fund                           0.060% to 0.030%
RiverSource VP - Core Bond Fund                                 0.070% to 0.040%
RiverSource VP - Diversified Bond Fund                          0.070% to 0.040%
RiverSource VP - Diversified Equity Income Fund                 0.060% to 0.030%
RiverSource VP - Emerging Markets Fund                          0.080% to 0.050%
RiverSource VP - Global Bond Fund                               0.080% to 0.050%
RiverSource VP - Global Inflation Protected Securities Fund     0.070% to 0.040%
RiverSource VP - Growth Fund                                    0.060% to 0.030%
RiverSource VP - High Yield Bond Fund                           0.070% to 0.040%
RiverSource VP - Income Opportunities Fund                      0.070% to 0.040%
RiverSource VP - International Opportunity Fund                 0.080% to 0.050%
RiverSource VP - Large Cap Equity Fund                          0.060% to 0.030%
RiverSource VP - Large Cap Value Fund                           0.060% to 0.030%
RiverSource VP - Mid Cap Growth Fund                            0.060% to 0.030%
RiverSource VP - Mid Cap Value Fund                             0.060% to 0.030%
RiverSource VP - New Dimensions Fund                            0.060% to 0.030%
RiverSource VP - S&P 500 Index Fund                             0.060% to 0.030%
RiverSource VP - Select Value Fund                              0.060% to 0.030%
RiverSource VP - Short Duration U.S. Government Fund            0.070% to 0.040%
RiverSource VP - Small Cap Advantage Fund                       0.080% to 0.050%
RiverSource VP - Small Cap Value Fund                           0.080% to 0.050%
RiverSource VP - Strategy Aggressive Fund                       0.060% to 0.030%

A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or other RiverSource funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in each Fund until distributed in accordance with the Plan.

For the year ended Aug. 31, 2005, Ameriprise Financial and its affiliates waived certain fees and expenses to 0.95% for RiverSource VP - Core Bond Fund, 0.75% for RiverSource VP - Global Inflation Protected Securities Fund, 0.99% for RiverSource VP - Income Opportunities Fund, 1.05% for RiverSource VP - Large Cap Value Fund, 1.08% for RiverSource VP - Mid Cap Value Fund, 0.50% for RiverSource VP - S&P 500 Index Fund and 1.15% for RiverSource VP - Select Value Fund. In addition, Ameriprise Financial and its affiliates have agreed to waive certain fees and expenses until Aug. 31, 2006. Under this agreement, through Sept. 30, 2005, net expenses will not exceed the following percentage of the Fund's average daily net assets:

Fund                                                                Percentage
RiverSource VP - Core Bond Fund                                        0.950%
RiverSource VP - Emerging Markets Fund                                 1.750%
RiverSource VP - Global Inflation Protected Securities Fund            0.750%
RiverSource VP - Income Opportunities Fund                             0.990%
RiverSource VP - Large Cap Value Fund                                  1.050%
RiverSource VP - Mid Cap Growth Fund                                   1.100%
RiverSource VP - Mid Cap Value Fund                                    1.080%
RiverSource VP - S&P 500 Index Fund                                    0.495%
RiverSource VP - Select Value Fund                                     1.150%
RiverSource VP - Small Cap Value Fund                                  1.300%

Beginning Oct. 1, 2005, net expenses, before giving effect to any performance incentive adjustment, will not exceed the percentage listed above of each Fund's average daily net assets.

--------------------------------------------------------------------------------
111   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

During the year ended Aug. 31, 2005, the Fund's custodian fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                                 Reduction
RiverSource VP - Balanced Fund                                         $2,863
RiverSource VP - Cash Management Fund                                   1,574
RiverSource VP - Core Bond Fund                                         5,873
RiverSource VP - Diversified Bond Fund                                  3,850
RiverSource VP - Diversified Equity Income Fund                           810
RiverSource VP - Emerging Markets Fund                                  3,983
RiverSource VP - Global Bond Fund                                       1,347
RiverSource VP - Global Inflation Protected Securities Fund             3,486
RiverSource VP - Growth Fund                                            3,312
RiverSource VP - High Yield Bond Fund                                   1,913
RiverSource VP - Income Opportunities Fund                              7,252
RiverSource VP - International Opportunity Fund                         2,124
RiverSource VP - Large Cap Equity Fund                                  1,170
RiverSource VP - Large Cap Value Fund                                   5,757
RiverSource VP - Mid Cap Growth Fund                                    3,943
RiverSource VP - Mid Cap Value Fund                                       300
RiverSource VP - New Dimensions Fund                                      986
RiverSource VP - S&P 500 Index Fund                                     6,515
RiverSource VP - Short Duration U.S. Government Fund                    1,429
RiverSource VP - Small Cap Advantage Fund                                 146
RiverSource VP - Strategy Aggressive Fund                               1,129

3. SECURITIES TRANSACTIONS

For the year ended Aug. 31, 2005, cost of purchases and proceeds from sales of securities aggregated $2,966,959,422 and $3,046,173,275, respectively, for RiverSource VP - Cash Management Fund. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                                                                     Purchases              Proceeds
RiverSource VP - Balanced Fund                                                       $3,287,041,369         $3,625,995,701
RiverSource VP - Core Bond Fund                                                         162,004,337            142,008,684
RiverSource VP - Diversified Bond Fund                                                4,944,953,620          4,782,330,255
RiverSource VP - Diversified Equity Income Fund                                         878,821,385            307,577,543
RiverSource VP - Emerging Markets Fund                                                  225,580,079            115,651,532
RiverSource VP - Global Bond Fund                                                       510,125,049            366,465,035
RiverSource VP - Global Inflation Protected Securities Fund(a)                          119,957,877             11,103,118
RiverSource VP - Growth Fund                                                            512,324,387            429,268,589
RiverSource VP - High Yield Bond Fund                                                 1,292,139,337          1,212,002,554
RiverSource VP - Income Opportunities Fund                                               49,447,324             22,275,322
RiverSource VP - International Opportunity Fund                                         993,892,595            986,099,808
RiverSource VP - Large Cap Equity Fund                                                3,247,824,632          3,580,844,130
RiverSource VP - Large Cap Value Fund                                                    11,761,664              5,516,396
RiverSource VP - Mid Cap Growth Fund                                                     81,545,724            102,160,074
RiverSource VP - Mid Cap Value Fund(b)                                                    4,775,207                314,790
RiverSource VP - New Dimensions Fund                                                  2,253,626,466          3,050,217,860
RiverSource VP - S&P 500 Index Fund                                                      71,053,084             14,760,602
RiverSource VP - Select Value Fund                                                       13,012,058              4,020,511
RiverSource VP - Short Duration U.S. Government Fund                                    818,914,624            852,115,071
RiverSource VP - Small Cap Advantage Fund                                               246,130,650            239,910,914
RiverSource VP - Small Cap Value Fund                                                   282,021,673            177,907,115
RiverSource VP - Strategy Aggressive Fund                                               207,961,693            454,608,957

(a) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.

(b) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.

--------------------------------------------------------------------------------
112   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Net realized gains and losses on investment sales are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with Ameriprise Financial for the year ended Aug. 31, 2005 are as follows:

Fund                                                             Amount paid
RiverSource VP - Balanced Fund                                       $ 3,299
RiverSource VP - Diversified Equity Income Fund                        1,052
RiverSource VP - Growth Fund                                             714
RiverSource VP - Large Cap Equity Fund                                14,132
RiverSource VP - New Dimensions Fund                                  11,952

Brokerage commissions paid to brokers affiliated with the subadvisers for RiverSource VP - Select Value Fund and RiverSource VP - Small Cap Value Fund were $3,655 and $754, respectively, for the year ended Aug. 31, 2005.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                                  Year ended Aug. 31, 2005
                                                               RiverSource VP -       RiverSource VP -        RiverSource VP -
                                                                   Balanced                 Cash                    Core
                                                                     Fund                Management                 Bond
                                                                                            Fund                    Fund
Sold                                                             2,282,339             278,345,632               2,692,666
Issued for reinvested distributions                              4,179,520              12,099,139                 137,378
Redeemed                                                       (33,801,683)           (376,052,554)               (618,126)
                                                               -----------            ------------                --------
Net increase (decrease)                                        (27,339,824)            (85,607,783)              2,211,918
                                                               -----------             -----------               ---------

                                                                                  Year ended Aug. 31, 2004
                                                               RiverSource VP -       RiverSource VP -        RiverSource VP -
                                                                   Balanced                 Cash                    Core
                                                                     Fund                Management                 Bond
                                                                                            Fund                   Fund(a)
Sold                                                             2,270,005             407,892,748               1,167,565
Fund merger                                                     26,869,054              46,106,543                     N/A
Issued for reinvested distributions                              3,807,992               3,354,489                  33,416
Redeemed                                                       (30,822,612)           (552,221,480)               (150,706)
                                                               -----------            ------------                --------
Net increase (decrease)                                          2,124,439             (94,867,700)              1,050,275
                                                                 ---------             -----------               ---------

(a)  For the period from Feb. 4, 2004 (date the Fund became available) to Aug.
     31, 2004.

                                                                                  Year ended Aug. 31, 2005
                                                               RiverSource VP -       RiverSource VP -        RiverSource VP -
                                                                  Diversified            Diversified              Emerging
                                                                     Bond               Equity Income              Markets
                                                                     Fund                   Fund                    Fund
Sold                                                            25,108,316              46,061,546              10,263,732
Issued for reinvested distributions                              6,211,707               1,430,499                 228,513
Redeemed                                                       (19,891,051)             (1,515,634)               (576,416)
                                                               -----------              ----------                --------
Net increase (decrease)                                         11,428,972              45,976,411               9,915,829
                                                                ----------              ----------               ---------

                                                                                  Year ended Aug. 31, 2004
                                                               RiverSource VP -       RiverSource VP -        RiverSource VP -
                                                                  Diversified            Diversified              Emerging
                                                                     Bond               Equity Income              Markets
                                                                     Fund                   Fund                    Fund
Sold                                                            11,630,729              37,052,964               3,182,131
Fund merger                                                      7,879,202               1,133,932                     N/A
Issued for reinvested distributions                              5,685,611                 698,518                  25,814
Redeemed                                                       (35,168,272)             (1,803,706)               (448,306)
                                                               -----------              ----------                --------
Net increase (decrease)                                         (9,972,730)             37,081,708               2,759,639
                                                                ----------              ----------               ---------

--------------------------------------------------------------------------------
113   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

                                                                                Year ended Aug. 31, 2005
                                                               RiverSource VP -       RiverSource VP -        RiverSource VP -
                                                                    Global            Global Inflation             Growth
                                                                     Bond           Protected Securities            Fund
                                                                     Fund                  Fund(a)
Sold                                                            14,405,822              11,437,594              16,903,922
Issued for reinvested distributions                              2,128,628                  92,952                 183,638
Redeemed                                                        (2,121,377)               (612,356)             (3,733,894)
                                                                ----------                --------              ----------
Net increase (decrease)                                         14,413,073              10,918,190              13,353,666
                                                                ----------              ----------              ----------

(a)  For the period from Sept. 13, 2004 (date the Fund became available) to Aug.
     31, 2005.

                                                                                  Year ended Aug. 31, 2004
                                                               RiverSource VP -       RiverSource VP -        RiverSource VP -
                                                                    Global            Global Inflation             Growth
                                                                     Bond           Protected Securities            Fund
                                                                     Fund                   Fund
Sold                                                             8,683,374                     N/A               8,891,498
Issued for reinvested distributions                              1,907,183                     N/A                  83,497
Redeemed                                                        (2,842,102)                    N/A              (4,039,515)
                                                                ----------                    ----              ----------
Net increase (decrease)                                          7,748,455                     N/A               4,935,480
                                                                 ---------                    ----               ---------

                                                                                  Year ended Aug. 31, 2005
                                                               RiverSource VP -       RiverSource VP -        RiverSource VP -
                                                                  High Yield               Income               International
                                                                     Bond               Opportunities            Opportunity
                                                                     Fund                   Fund                    Fund
Sold                                                            21,655,621               3,565,312              10,041,363
Issued for reinvested distributions                             11,919,547                 140,682               1,545,947
Redeemed                                                       (20,228,641)               (934,015)            (11,718,071)
                                                               -----------                --------             -----------
Net increase (decrease)                                         13,346,527               2,771,979                (130,761)
                                                                ----------               ---------                --------

                                                                                  Year ended Aug. 31, 2004
                                                               RiverSource VP -       RiverSource VP -        RiverSource VP -
                                                                  High Yield               Income               International
                                                                     Bond               Opportunities            Opportunity
                                                                     Fund                  Fund(a)                  Fund
Sold                                                            42,800,480                   4,125              11,006,483
Fund merger                                                            N/A                     N/A              21,939,684
Issued for reinvested distributions                             11,120,215                  15,146               1,079,430
Redeemed                                                       (18,357,854)                 (2,993)            (18,496,473)
                                                               -----------                  ------             -----------
Net increase (decrease)                                         35,562,841                  16,278              15,529,124
                                                                ----------                  ------              ----------

(a)  For the period from June 1, 2004 (date the Fund became available) to Aug.
     31, 2004.

                                                                                  Year ended Aug. 31, 2005
                                                               RiverSource VP -       RiverSource VP -        RiverSource VP -
                                                                   Large Cap              Large Cap                Mid Cap
                                                                    Equity                  Value                  Growth
                                                                     Fund                   Fund                    Fund
Sold                                                             9,638,209                 691,507               1,840,161
Issued for reinvested distributions                              1,352,452                  17,147                      --
Redeemed                                                       (25,298,441)                (88,533)             (3,566,894)
                                                               -----------                 -------              ----------
Net increase (decrease)                                        (14,307,780)                620,121              (1,726,733)
                                                               -----------                 -------              ----------

--------------------------------------------------------------------------------
114   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

                                                                                Year ended Aug. 31, 2004
                                                               RiverSource VP -       RiverSource VP -        RiverSource VP -
                                                                   Large Cap              Large Cap                Mid Cap
                                                                    Equity                  Value                  Growth
                                                                     Fund                  Fund(a)                  Fund
Sold                                                             3,370,740                 435,972               6,310,689
Fund merger                                                     34,368,282                     N/A                     N/A
Issued for reinvested distributions                                678,836                   1,370                      --
Redeemed                                                       (17,070,590)                 (9,197)               (935,350)
                                                               -----------                  ------                --------
Net increase (decrease)                                         21,347,268                 428,145               5,375,339
                                                                ----------                 -------               ---------

(a)  For the period from Feb. 4, 2004 (date the Fund became available) to Aug.
     31, 2004.

                                                                                  Year ended Aug. 31, 2005
                                                               RiverSource VP -       RiverSource VP -        RiverSource VP -
                                                                    Mid Cap                  New                   S&P 500
                                                                     Value               Dimensions                 Index
                                                                    Fund(a) Fund
Fund
Sold                                                               428,140               1,159,438               8,702,124
Issued for reinvested distributions                                    171               1,951,230                 631,315
Redeemed                                                            (5,284)            (62,428,710)             (2,660,665)
                                                                    ------             -----------              ----------
Net increase (decrease)                                            423,027             (59,318,042)              6,672,774
                                                                   -------             -----------               ---------

(a)  For the period from May 2, 2005 (date the Fund became available) to Aug.
     31, 2005.

                                                                                  Year ended Aug. 31, 2004
                                                               RiverSource VP -       RiverSource VP -        RiverSource VP -
                                                                    Mid Cap                  New                   S&P 500
                                                                     Value               Dimensions                 Index
                                                                     Fund                   Fund                    Fund
Sold                                                                   N/A               9,122,276              14,172,187
Issued for reinvested distributions                                    N/A               1,368,805                 337,998
Redeemed                                                               N/A             (26,509,122)             (1,851,687)
                                                                      ----             -----------              ----------
Net increase (decrease)                                                N/A             (16,018,041)             12,658,498
                                                                      ----             -----------              ----------

                                                                                  Year ended Aug. 31, 2005
                                                               RiverSource VP -       RiverSource VP -        RiverSource VP -
                                                                    Select             Short Duration             Small Cap
                                                                     Value             U.S. Government            Advantage
                                                                     Fund                   Fund                    Fund
Sold                                                             1,230,317               5,228,726               1,725,783
Issued for reinvested distributions                                 10,913               1,302,984                 666,902
Redeemed                                                           (55,353)             (8,014,535)             (1,369,479)
                                                                   -------              ----------              ----------
Net increase (decrease)                                          1,185,877              (1,482,825)              1,023,206
                                                                 ---------              ----------               ---------

                                                                                  Year ended Aug. 31, 2004
                                                               RiverSource VP -       RiverSource VP -        RiverSource VP -
                                                                    Select             Short Duration             Small Cap
                                                                     Value             U.S. Government            Advantage
                                                                    Fund(a)                 Fund
Fund
Sold                                                               581,840               8,475,468               5,947,797
Fund merger                                                            N/A               2,394,508                     N/A
Issued for reinvested distributions                                    342               1,274,589                      --
Redeemed                                                           (17,212)             (8,983,052)               (419,580)
                                                                   -------              ----------                --------
Net increase (decrease)                                            564,970               3,161,513               5,528,217
                                                                   -------               ---------               ---------

(a) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

--------------------------------------------------------------------------------
115   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

                                                                        Year ended Aug. 31, 2005
                                                               RiverSource VP -        RiverSource VP-
                                                                   Small Cap              Strategy
                                                                     Value               Aggressive
                                                                     Fund                   Fund
Sold                                                             9,958,388                 375,667
Issued for reinvested distributions                              1,666,706                      --
Redeemed                                                          (593,056)            (32,505,903)
                                                                  --------             -----------
Net increase (decrease)                                         11,032,038             (32,130,236)
                                                                ----------             -----------

                                                                     Year ended Aug. 31, 2004
                                                               RiverSource VP -       RiverSource VP -
                                                                   Small Cap              Strategy
                                                                     Value               Aggressive
                                                                     Fund                   Fund
Sold                                                             6,391,238               2,637,965
Issued for reinvested distributions                                201,350                      --
Redeemed                                                          (868,840)            (26,077,460)
                                                                  --------             -----------
Net increase (decrease)                                          5,723,748             (23,439,495)
                                                                 ---------             -----------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Aug. 31, 2005, RiverSource VP - Global Bond Fund has entered into forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

RiverSource VP - Global Bond Fund
                                         Currency to            Currency to              Unrealized              Unrealized
Exchange date                           be delivered            be received             appreciation            depreciation
Sept. 14, 2005                            14,081,448          1,556,000,000               $     --                $ 4,422
                                         U.S. Dollar           Japanese Yen
Sept. 15, 2005                             9,220,000             11,483,694                103,303                     --
                              European Monetary Unit            U.S. Dollar
Sept. 29, 2005                            34,446,000              1,424,623                     --                 23,132
                                        Czech Koruna            U.S. Dollar
                                                                                          --------                -------
Total                                                                                     $103,303                $27,554
                                                                                          --------                -------

6. LENDING OF PORTFOLIO SECURITIES

Presented below is information regarding securities on loan at Aug. 31, 2005.

                                                  RiverSource VP -   RiverSource VP -    RiverSource VP -
                                                      Balanced          Diversified         Diversified
                                                        Fund               Bond            Equity Income
                                                                           Fund                Fund
Value of securities on loan to brokers             $30,653,472        $30,193,200        $31,393,856
                                                   -----------        -----------        -----------
Collateral received for securities loaned:
Cash                                               $31,055,150        $30,678,750        $31,891,100
U.S. government securities, at value                        --                 --                 --
                                                   -----------        -----------        -----------
Total collateral received for securities loaned    $31,055,150        $30,678,750        $31,891,100
                                                   -----------        -----------        -----------

                                                  RiverSource VP -   RiverSource VP -    RiverSource VP -     RiverSource VP -
                                                      Large Cap             New              Small Cap            Strategy
                                                       Equity           Dimensions           Advantage           Aggressive
                                                        Fund               Fund                Fund                 Fund
Value of securities on loan to brokers             $83,948,719        $32,556,000         $2,072,775           $17,417,130
                                                   -----------        -----------         ----------           -----------
Collateral received for securities loaned:
Cash                                               $85,758,400        $32,850,000         $2,103,400           $17,617,900
U.S. government securities, at value                        --                 --                 --                    --
                                                   -----------        -----------         ----------           -----------
Total collateral received for securities loaned    $85,758,400        $32,850,000         $2,103,400           $17,617,900
                                                   -----------        -----------         ----------           -----------

--------------------------------------------------------------------------------
116   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities."

Income from securities lending for the year ended Aug. 31, 2005 is as follows:

Fund                                                                  Amount
RiverSource VP - Balanced Fund                                      $263,715
RiverSource VP - Diversified Bond Fund                               154,464
RiverSource VP - Diversified Equity Income Fund                      152,678
RiverSource VP - Global Bond Fund                                     24,785
RiverSource VP - Growth Fund                                          28,779
RiverSource VP - International Opportunity Fund                      642,537
RiverSource VP - Large Cap Equity Fund                               609,965
RiverSource VP - New Dimensions Fund                                  87,797
RiverSource VP - Small Cap Advantage Fund                             34,245
RiverSource VP - Strategy Aggressive Fund                             78,917

The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. FUTURES CONTRACTS

At Aug. 31, 2005, RiverSource VP - Balanced Fund's investments in securities included securities valued at $867,399 that were pledged as collateral to cover initial margin deposits on 122 open purchase interest rate futures contracts and 1,062 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Aug. 31, 2005 was $14,399,813 with a net unrealized gain of $205,387. The notional market value of the open sale interest rate futures contracts at Aug. 31, 2005 was $117,663,832 with a net unrealized loss of $701,493. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Aug. 31, 2005, RiverSource VP - Core Bond Fund's investments in securities included securities valued at $30,979 that were pledged as collateral to cover initial margin deposits on 10 open purchase interest rate futures contracts and 52 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Aug. 31, 2005 was $1,180,313 with a net unrealized gain of $16,835. The notional market value of the open sale interest rate futures contracts at Aug. 31, 2005 was $5,700,547 with a net unrealized loss of $38,021. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Aug. 31, 2005, RiverSource VP - Diversified Bond Fund's investments in securities included securities valued at $1,287,026 that were pledged as collateral to cover initial margin deposits on 228 open purchase interest rate futures contracts and 1,510 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Aug. 31, 2005 was $26,911,125 with a net unrealized gain of $383,838. The notional market value of the open sale interest rate futures contracts at Aug. 31, 2005 was $168,036,053 with a net unrealized loss of $990,992. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Aug. 31, 2005, RiverSource VP - Global Bond Fund's investments in securities included securities valued at $577,933 that were pledged as collateral to cover initial margin deposits on 44 open purchase interest rate futures contracts denominated in euros and 238 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts denominated in euros at Aug. 31, 2005 was $6,727,804 with a net unrealized gain of $71,996. The notional market value of the open sale interest rate futures contracts at Aug. 31, 2005 was $26,499,423 with a net unrealized loss of $198,000. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Aug. 31, 2005, RiverSource VP - S&P 500 Index Fund's investments in securities included securities valued at $674,251 that were pledged as collateral to cover initial margin deposits on 83 open purchase stock index futures contracts. The notional market value of the open purchase stock index futures contracts at Aug. 31, 2005 was $5,068,810 with a net unrealized loss of $19,535. See "Summary of significant accounting policies" and "Notes to investments in securities."

At Aug. 31, 2005, RiverSource VP - Short Duration U.S. Government Fund's investments in securities included securities valued at $148,084 that were pledged as collateral to cover initial margin deposits on 94 open purchase interest rate futures contracts and 98 open sale interest rate futures contracts. The notional market value of the open purchase interest rate futures contracts at Aug. 31, 2005 was $19,466,813 with a net unrealized gain of $68,655. The notional market value of the open sale interest rate futures contracts at Aug. 31, 2005 was $10,624,344 with a net unrealized loss of $41,751. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------
117   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by RiverSource VP - Growth Fund during the year ended Aug. 31, 2005 are as follows:

                                                         Calls                                          Puts
                                           Contracts               Premiums               Contracts               Premiums
Balance Aug. 31, 2004                          --                 $     --                    --                $      --
Opened                                         72                   81,501                   920                  882,640
Closed                                        (72)                 (81,501)                 (920)                (882,640)
                                              ---                  -------                  ----                 --------
Balance Aug. 31, 2005                          --                 $     --                    --                $      --
                                              ---                 --------                  ----                ---------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by RiverSource VP - New Dimensions Fund during the year ended Aug. 31, 2005 are as follows:

                                                         Calls
                                           Contracts               Premiums
Balance Aug. 31, 2004                           --              $        --
Opened                                      19,999                2,726,429
Closed                                     (16,818)              (2,045,353)
Exercised                                   (1,981)                (594,080)
Expired                                     (1,200)                 (86,996)
                                           -------              -----------
Balance Aug. 31, 2005                           --              $        --
                                           -------              -----------

See "Summary of significant accounting policies."

Contracts and premiums associated with options contracts written by RiverSource VP - Short Duration U.S. Government Fund during the year ended Aug. 31, 2005 are as follows:

                                                         Puts
                                           Contracts               Premiums
Balance Aug. 31, 2004                           75                 $ 41,887
Expired                                        (75)                 (41,887)
                                               ---                 --------
Balance Aug. 31, 2005                           --                 $     --
                                               ---                 --------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
118   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

9. SWAP CONTRACTS

RiverSource VP - Balanced Fund

At Aug. 31, 2005, the Fund had the following open total return swap contracts:

                                                                                                        Unrealized
                                                             Termination           Notional            appreciation
                                                                date               principal          (depreciation)
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.55%.
Counterparty: Citigroup                                        09/01/05           $3,700,000             $  80,430
Receive total return on Lehman Brothers AAA 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.20%.
Counterparty: Citigroup                                        10/01/05            3,500,000                75,028
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.40%.
Counterparty: Citigroup                                        10/01/05            3,300,000                71,309
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.30%.
Counterparty: Citigroup                                        11/01/05            3,600,000               107,058
                                                               ----------          ---------               -------
Total                                                                                                     $333,825
                                                                                                          --------

RiverSource VP - Core Bond Fund

At Aug. 31, 2005, the Fund had the following open total return swap contracts:

                                                                                                        Unrealized
                                                             Termination           Notional            appreciation
                                                                date               principal          (depreciation)
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.55%.
Counterparty: Citigroup                                        09/01/05             $200,000              $  4,348
Receive total return on Lehman Brothers AAA 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.20%.
Counterparty: Citigroup                                        10/01/05              150,000                 3,216
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.40%.
Counterparty: Citigroup                                        10/01/05              150,000                 3,241
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.30%.
Counterparty: Citigroup                                        11/01/05              225,000                 6,691
                                                               --------              -------                 -----
Total                                                                                                      $17,496
                                                                                                           -------

--------------------------------------------------------------------------------
119   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

At Aug. 31, 2005, the Fund had the following open total return swap contracts:

                                                                                                        Unrealized
                                                             Termination           Notional            appreciation
                                                                date               principal          (depreciation)
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.55%.
Counterparty: Citigroup                                        09/01/05           $7,300,000              $158,687
Receive total return on Lehman Brothers AAA 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.20%.
Counterparty: Citigroup                                        10/01/05            6,600,000               141,482
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.40%.
Counterparty: Citigroup                                        10/01/05            5,600,000               121,009
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.30%.
Counterparty: Citigroup                                        11/01/05            7,500,000               223,037
                                                               --------            ---------               -------
Total                                                                                                     $644,215
                                                                                                          --------

RiverSource VP - Global Bond Fund

At Aug. 31, 2005, the Fund had the following open total return swap contracts:

                                                                                                        Unrealized
                                                             Termination           Notional            appreciation
                                                                date               principal          (depreciation)
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.55%.
Counterparty: Citigroup                                        09/01/05           $2,200,000             $  47,823
Receive total return on Lehman Brothers AAA 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.20%.
Counterparty: Citigroup                                        10/01/05            1,000,000                21,437
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.40%.
Counterparty: Citigroup                                        10/01/05            2,725,000                58,884
Receive total return on Lehman Brothers Aaa 8.5+
Commercial Mortgage-Backed Securities Index and
pay a floating rate based on 1-month LIBOR less 0.30%.
Counterparty: Citigroup                                        11/01/05            2,350,000                69,885
                                                               --------            ---------                ------
Total                                                                                                     $198,029
                                                                                                          --------

--------------------------------------------------------------------------------
120   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

10. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, capital loss carry-overs at Aug. 31, 2005 are as follows:

Fund                                                              Carry-over
RiverSource VP - Balanced Fund(a)                             $   71,249,204
RiverSource VP - Cash Management Fund                                  1,797
RiverSource VP - Diversified Bond Fund                           136,697,943
RiverSource VP - Growth Fund                                     115,755,420
RiverSource VP - High Yield Bond Fund                            222,337,062
RiverSource VP - International Opportunity Fund                  690,331,815
RiverSource VP - Large Cap Equity Fund                           416,160,189
RiverSource VP - New Dimensions Fund                             254,908,325
RiverSource VP - Short Duration U.S. Government Fund               7,170,145
RiverSource VP - Strategy Aggressive Fund                      1,337,919,255

(a) As a result of the merger on July 9, 2004, the Fund acquired capital loss carry-overs, which are limited by the Internal Revenue Code Section 382, and unrealized capital gains.

At the end of the most recent fiscal year, if the capital loss carry-overs are not offset by subsequent capital gains, they will expire as follows:

Fund                                                        2007             2008              2009
RiverSource VP - Balanced Fund                          $       --       $11,355,730     $ 59,893,474
RiverSource VP - Cash Management Fund                           --             1,797               --
RiverSource VP - Diversified Bond Fund                   5,732,021        53,324,465       47,894,894
RiverSource VP - Growth Fund                                    --                --               --
RiverSource VP - High Yield Bond Fund                           --                --       15,326,726
RiverSource VP - International Opportunity Fund                 --        26,384,784       18,436,163
RiverSource VP - Large Cap Equity Fund                          --                --      117,244,575
RiverSource VP - New Dimensions Fund                            --                --               --
RiverSource VP - Short Duration U.S. Government Fund            --                --               --
RiverSource VP - Strategy Aggressive Fund                       --                --      118,368,309

Fund                                                    2010           2011           2012          2013           2014
RiverSource VP - Balanced Fund                      $         --   $         --   $        --     $       --     $       --
RiverSource VP - Cash Management Fund                         --             --            --             --             --
RiverSource VP - Diversified Bond Fund                 9,863,475     15,651,825     4,231,263             --             --
RiverSource VP - Growth Fund                          36,012,947     79,742,473            --             --             --
RiverSource VP - High Yield Bond Fund                100,694,093    106,316,243            --             --             --
RiverSource VP - International Opportunity Fund      533,046,310     90,583,080    21,881,478             --             --
RiverSource VP - Large Cap Equity Fund                12,004,786    286,910,828            --             --             --
RiverSource VP - New Dimensions Fund                 104,527,778    150,380,547            --             --             --
RiverSource VP - Short Duration U.S. Government Fund          --         68,452            --      4,186,493      2,915,200
RiverSource VP - Strategy Aggressive Fund            869,472,336    310,534,170    39,544,440             --             --

The Funds, in connection with the mergers as described in Note 11, acquired the following capital loss carry-over:

Fund                                                              Carry-over
RiverSource VP - Balanced Fund                                  $ 93,466,496
RiverSource VP - Cash Management Fund                                     --
RiverSource VP - Diversified Bond Fund                             1,887,673
RiverSource VP - Diversified Equity Income Fund                      203,410
RiverSource VP - International Opportunity Fund                   65,239,405
RiverSource VP - Large Cap Equity Fund                           219,522,945
RiverSource VP - Short Duration U.S. Government Fund                 105,388

In addition to the acquired capital loss carry-overs, the Funds also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs have been offset or expire.

--------------------------------------------------------------------------------
121   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

11. FUND MERGERS

RiverSource VP - Balanced Fund

At the close of business on July 9, 2004, RiverSource VP - Balanced Fund acquired the assets and assumed the identified liabilities of IDS Life Series Managed Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of RiverSource VP - Balanced Fund immediately before the acquisition were $2,327,723,407 and the combined net assets immediately after the acquisition were $2,705,102,673.

The merger was accomplished by a tax-free exchange of 28,120,071 shares of IDS Life Series Managed Portfolio valued at $377,379,266.

In exchange for the IDS Life Series Managed Portfolio shares and net assets, RiverSource VP - Balanced Fund issued 26,869,054 shares.

IDS Life Series Managed Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $377,379,266, which includes $463,274,174 of capital stock, $8,315,086 of unrealized appreciation, ($94,202,895) of accumulated net realized loss and ($7,099) of temporary book-to-tax differences.

RiverSource VP - Cash Management Fund

At the close of business on July 9, 2004, RiverSource VP - Cash Management Fund acquired the assets and assumed the identified liabilities of IDS Life Series Money Market Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of RiverSource VP - Cash Management Fund immediately before the acquisition were $715,812,600 and the combined net assets immediately after the acquisition were $761,902,594.

The merger was accomplished by a tax-free exchange of 46,093,550 shares of IDS Life Series Money Market Portfolio valued at $46,089,994.

In exchange for the IDS Life Series Money Market Portfolio shares and net assets, RiverSource VP - Cash Management Fund issued 46,106,543 shares.

IDS Life Series Money Market Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $46,089,994, which includes $46,089,994 of capital stock.

RiverSource VP - Diversified Bond Fund

At the close of business on July 9, 2004, RiverSource VP - Diversified Bond Fund acquired the assets and assumed the identified liabilities of IDS Life Series Income Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of RiverSource VP - Diversified Bond Fund immediately before the acquisition were $1,605,166,947 and the combined net assets immediately after the acquisition were $1,687,687,627.

The merger was accomplished by a tax-free exchange of 8,455,589 shares of IDS Life Series Income Portfolio valued at $82,520,680.

In exchange for the IDS Life Series Income Portfolio shares and net assets, RiverSource VP - Diversified Bond Fund issued 7,879,202 shares.

IDS Life Series Income Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $82,520,680, which includes $84,752,461 of capital stock, ($282,284) of unrealized depreciation and ($1,949,497) of accumulated net realized loss.

RiverSource VP - Diversified Equity Income Fund

At the close of business on July 9, 2004, RiverSource VP - Diversified Equity Income Fund acquired the assets and assumed the identified liabilities of IDS Life Series Equity Income Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of RiverSource VP - Diversified Equity Income Fund immediately before the acquisition were $784,736,631 and the combined net assets immediately after the acquisition were $797,507,627.

The merger was accomplished by a tax-free exchange of 1,171,233 shares of IDS Life Series Equity Income Portfolio valued at $12,770,996.

In exchange for the IDS Life Series Equity Income Portfolio shares and net assets, RiverSource VP - Diversified Equity Income Fund issued 1,133,932 shares.

--------------------------------------------------------------------------------
122   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

IDS Life Series Equity Income Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $12,770,996, which includes $11,141,310 of capital stock, $1,942,850 of unrealized appreciation and ($313,164) of accumulated net realized loss.

RiverSource VP - International Opportunity Fund

At the close of business on July 9, 2004, RiverSource VP - International Opportunity Fund acquired the assets and assumed the identified liabilities of IDS Life Series International Equity Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of RiverSource VP - International Opportunity Fund immediately before the acquisition were $823,057,521 and the combined net assets immediately after the acquisition were $1,008,727,812.

The merger was accomplished by a tax-free exchange of 16,165,428 shares of IDS Life Series International Equity Portfolio valued at $185,670,291.

In exchange for the IDS Life Series International Equity Portfolio shares and net assets, RiverSource VP - International Opportunity Fund issued 21,939,684 shares.

IDS Life Series International Equity Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $185,670,291, which includes $230,940,962 of capital stock, $20,280,571of unrealized appreciation, ($65,518,971) of accumulated net realized loss and ($32,271) of temporary book-to-tax differences.

RiverSource VP - Large Cap Equity Fund

At the close of business on July 9, 2004, RiverSource VP - Large Cap Equity Fund acquired the assets and assumed the identified liabilities of AXP VP - Blue Chip Advantage Fund, AXP VP - Stock Fund and IDS Life Series Equity Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of RiverSource VP - Large Cap Equity Fund immediately before the acquisition were $1,956,841,848 and the combined net assets immediately after the acquisition were $2,635,350,043.

The merger was accomplished by a tax-free exchange of the following:

                                                        Shares           Value
AXP VP - Blue Chip Advantage Fund                    9,018,701    $ 70,580,460
AXP VP - Stock Fund                                  1,802,859      15,558,284
IDS Life Series Equity Portfolio                    41,391,258     592,369,451

In exchange for the AXP VP - Blue Chip Advantage Fund, AXP VP - Stock Fund and IDS Life Series Equity Portfolio shares and net assets, RiverSource VP - Large Cap Equity Fund issued 34,368,282 shares.

AXP VP - Blue Chip Advantage Fund's, AXP VP - Stock Fund's and IDS Life Series Equity Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to tax differences.

                                             Total         Capital        Unrealized        Accumulated            Temporary
                                          net assets        stock        appreciation    net realized loss   book-to-tax differences
AXP VP - Blue Chip Advantage Fund       $ 70,580,460   $ 91,818,264      $   525,481     $ (21,763,285)              $  --
AXP VP - Stock Fund                       15,558,284     15,459,338          150,180           (51,233)                 (1)
IDS Life Series Equity Portfolio         592,369,451    773,667,893       18,050,167      (199,348,293)               (316)

RiverSource VP - Short Duration U.S. Government Fund

At the close of business on July 9, 2004, RiverSource VP - Short Duration U.S. Government Fund acquired the assets and assumed the identified liabilities of IDS Life Series Government Securities Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of RiverSource VP - Short Duration U.S. Government Fund immediately before the acquisition were $472,541,031 and the combined net assets immediately after the acquisition were $497,231,191.

The merger was accomplished by a tax-free exchange of 2,399,885 shares of IDS Life Series Government Securities Portfolio valued at $24,690,160.

In exchange for the IDS Life Series Government Securities Portfolio shares and net assets, RiverSource VP - Short Duration U.S. Government Fund issued 2,394,508 shares.

IDS Life Series Government Securities Portfolio's net assets after adjustments for any permanent book-to-tax differences at the merger date were $24,690,160, which includes $24,504,312 of capital stock, $292,495 of unrealized appreciation and ($106,647) of accumulated net realized loss.

--------------------------------------------------------------------------------
123   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

12. BANK BORROWINGS

Each Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. Each Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables each Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, each Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. Each Fund had no borrowings outstanding during the year ended Aug. 31, 2005. Effective Sept. 20, 2005, each Fund entered into a new revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby each Fund is permitted to have bank borrowings for temporary or emergency purposes, including funding shareholder redemptions.

13. SUBSEQUENT EVENT

Shareholders will be asked to approve a merger of RiverSource VP -New Dimensions Fund into RiverSource VP - Large Cap Equity Fund and RiverSource VP - Strategy Aggressive Fund into RiverSource VP - Mid Cap Growth Fund at a shareholder meeting on Feb. 15, 2006. This approval is not guaranteed.

14. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating each Fund's results.

RiverSource VP - Balanced Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004       2003        2002        2001
Net asset value, beginning of period                                     $14.17      $13.00     $12.32      $15.30      $20.81
                                                                         ------      ------     ------      ------      ------
Income from investment operations:
Net investment income (loss)                                                .35         .31        .31         .33         .44
Net gains (losses) (both realized and unrealized)                          1.02        1.17        .82       (1.88)      (4.32)
                                                                         ------      ------     ------      ------      ------
Total from investment operations                                           1.37        1.48       1.13       (1.55)      (3.88)
                                                                         ------      ------     ------      ------      ------
Less distributions:
Dividends from net investment income                                       (.36)       (.31)      (.31)       (.34)       (.39)
Distributions from realized gains                                            --          --       (.14)      (1.09)      (1.24)
                                                                         ------      ------     ------      ------      ------
Total distributions                                                        (.36)       (.31)      (.45)      (1.43)      (1.63)
                                                                         ------      ------     ------      ------      ------
Net asset value, end of period                                           $15.18      $14.17     $13.00      $12.32      $15.30
                                                                         ------      ------     ------      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $2,437      $2,664     $2,416      $2,709      $3,759
Ratio of expenses to average daily net assets(b)                           .82%        .78%       .80%        .77%        .76%
Ratio of net investment income (loss) to average daily net assets         2.34%       2.16%      2.48%       2.31%       2.46%
Portfolio turnover rate (excluding short-term securities)                  131%        133%       119%        103%         63%
Total return(c)                                                           9.68%      11.39%      9.40%     (10.91%)    (19.37%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
124   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

RiverSource VP - Cash Management Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004       2003        2002        2001
Net asset value, beginning of period                                      $1.00       $1.00      $1.00       $1.00       $1.00
                                                                          -----       -----      -----       -----       -----
Income from investment operations:
Net investment income (loss)                                                .02          --        .01         .02         .05
                                                                          -----       -----      -----       -----       -----
Less distributions:
Dividends from net investment income                                       (.02)         --       (.01)       (.02)       (.05)
                                                                          -----       -----      -----       -----       -----
Net asset value, end of period                                            $1.00       $1.00      $1.00       $1.00       $1.00
                                                                          -----       -----      -----       -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $688        $773       $868      $1,123      $1,063
Ratio of expenses to average daily net assets(b)                           .70%        .69%       .70%        .69%        .68%
Ratio of net investment income (loss) to average daily net assets         1.88%        .47%       .72%       1.61%       4.76%
Total return(c)                                                           1.92%        .48%       .72%       1.59%       4.94%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

RiverSource VP - Core Bond Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004(b)
Net asset value, beginning of period                                     $10.01      $ 9.98
                                                                         ------      ------
Income from investment operations:
Net investment income (loss)                                                .31         .14
Net gains (losses) (both realized and unrealized)                           .04         .03
                                                                         ------      ------
Total from investment operations                                            .35         .17
                                                                         ------      ------
Less distributions:
Dividends from net investment income                                       (.31)       (.14)
                                                                         ------      ------
Net asset value, end of period                                           $10.05      $10.01
                                                                         ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $58         $36
Ratio of expenses to average daily net assets(c),(d)                       .95%        .95%(e)
Ratio of net investment income (loss) to average daily net assets         3.10%       2.33%(e)
Portfolio turnover rate (excluding short-term securities)                  339%        221%
Total return(f)                                                           3.64%       1.67%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.01% and 1.13% for the periods ended Aug. 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(g)  Not annualized.

--------------------------------------------------------------------------------
125   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

RiverSource VP - Diversified Bond Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004       2003        2002        2001
Net asset value, beginning of period                                     $10.62      $10.40     $10.38      $10.61      $10.29
                                                                         ------      ------     ------      ------      ------
Income from investment operations:
Net investment income (loss)                                                .39         .38        .44         .56         .70
Net gains (losses) (both realized and unrealized)                           .06         .22        .02        (.23)        .30
                                                                         ------      ------     ------      ------      ------
Total from investment operations                                            .45         .60        .46         .33        1.00
                                                                         ------      ------     ------      ------      ------
Less distributions:
Dividends from net investment income                                       (.41)       (.38)      (.44)       (.56)       (.68)
                                                                         ------      ------     ------      ------      ------
Net asset value, end of period                                           $10.66      $10.62     $10.40      $10.38      $10.61
                                                                         ------      ------     ------      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $1,824      $1,696     $1,765      $1,814      $1,626
Ratio of expenses to average daily net assets(b)                           .82%        .81%       .81%        .80%        .80%
Ratio of net investment income (loss) to average daily net assets         3.65%       3.60%      4.23%       5.41%       6.72%
Portfolio turnover rate (excluding short-term securities)                  293%        295%       251%        167%        122%
Total return(c)                                                           4.27%       5.84%      4.50%       3.20%      10.07%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

RiverSource VP - Diversified Equity Income Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                              2005        2004       2003        2002        2001
Net asset value, beginning of period                                     $11.17      $ 9.65      $8.41      $10.20      $10.05
                                                                         ------      ------      -----      ------      ------
Income from investment operations:
Net investment income (loss)                                                .20         .17        .17         .13         .11
Net gains (losses) (both realized and unrealized)                          2.65        1.51       1.24       (1.75)        .15
                                                                         ------      ------      -----      ------      ------
Total from investment operations                                           2.85        1.68       1.41       (1.62)        .26
                                                                         ------      ------      -----      ------      ------
Less distributions:
Dividends from net investment income                                       (.19)       (.16)      (.17)       (.13)       (.11)
Distributions from realized gains                                            --          --         --        (.04)         --
                                                                         ------      ------      -----      ------      ------
Total distributions                                                        (.19)       (.16)      (.17)       (.17)       (.11)
                                                                         ------      ------      -----      ------      ------
Net asset value, end of period                                           $13.83      $11.17      $9.65      $ 8.41      $10.20
                                                                         ------      ------      -----      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $1,679        $843       $370        $267        $106
Ratio of expenses to average daily net assets(b)                           .84%        .86%       .76%        .87%        .91%(c)
Ratio of net investment income (loss) to average daily net assets         1.66%       1.77%      2.13%       1.59%       1.49%
Portfolio turnover rate (excluding short-term securities)                   25%         19%        39%         35%         68%
Total return(d)                                                          25.59%      17.53%     17.00%     (16.16%)      2.56%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 1.17% for the year ended Aug. 31, 2001.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
126   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

RiverSource VP - Emerging Markets Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004       2003        2002        2001
Net asset value, beginning of period                                     $ 9.80       $8.44      $7.04       $6.68      $ 9.61
                                                                         ------       -----      -----       -----      ------
Income from investment operations:
Net investment income (loss)                                                .06         .09        .04         .02         .01
Net gains (losses) (both realized and unrealized)                          3.72        1.39       1.38         .34       (2.94)
                                                                         ------       -----      -----       -----      ------
Total from investment operations                                           3.78        1.48       1.42         .36       (2.93)
                                                                         ------       -----      -----       -----      ------
Less distributions:
Dividends from net investment income                                       (.06)       (.12)      (.02)         --          --
Distributions from realized gains                                          (.38)         --         --          --          --
                                                                         ------       -----      -----       -----      ------
Total distributions                                                        (.44)       (.12)      (.02)         --          --
                                                                         ------       -----      -----       -----      ------
Net asset value, end of period                                           $13.14       $9.80      $8.44       $7.04      $ 6.68
                                                                         ------       -----      -----       -----      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $192         $46        $16         $10          $6
Ratio of expenses to average daily net assets(b)                          1.55%       1.61%(c)   1.75%(c)    1.68%(c)    1.75%(c)
Ratio of net investment income (loss) to average daily net assets          .58%        .65%       .67%        .31%        .20%
Portfolio turnover rate (excluding short-term securities)                  120%        117%       191%        215%        203%
Total return(d)                                                          39.60%      17.63%     20.25%       5.45%     (30.49%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.67%, 2.04%, 2.36% and 3.49% for the years ended Aug. 31, 2004,
     2003, 2002 and 2001, respectively.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

RiverSource VP - Global Bond Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004       2003        2002        2001
Net asset value, beginning of period                                     $10.82      $10.40     $10.02      $ 9.76       $9.34
                                                                         ------      ------     ------      ------       -----
Income from investment operations:
Net investment income (loss)                                                .34         .35        .34         .38         .43
Net gains (losses) (both realized and unrealized)                           .39         .73        .61         .36         .23
                                                                         ------      ------     ------      ------       -----
Total from investment operations                                            .73        1.08        .95         .74         .66
                                                                         ------      ------     ------      ------       -----
Less distributions:
Dividends from net investment income                                       (.53)       (.66)      (.57)       (.48)       (.24)
                                                                         ------      ------     ------      ------       -----
Net asset value, end of period                                           $11.02      $10.82     $10.40      $10.02       $9.76
                                                                         ------      ------     ------      ------       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $575        $409       $312        $233        $191
Ratio of expenses to average daily net assets(b)                          1.08%       1.08%      1.09%       1.08%       1.07%
Ratio of net investment income (loss) to average daily net assets         2.63%       2.76%      3.08%       3.92%       4.54%
Portfolio turnover rate (excluding short-term securities)                   79%        105%       102%         46%         34%
Total return(c)                                                           6.75%      10.57%      9.56%       7.83%       7.14%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
127   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

RiverSource VP - Global Inflation Protected Securities Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                          2005(b)
Net asset value, beginning of period                                  $10.00
                                                                      ------
Income from investment operations:
Net investment income (loss)                                             .32
Net gains (losses) (both realized and unrealized)                        .19
                                                                      ------
Total from investment operations                                         .51
                                                                      ------
Less distributions:
Dividends from net investment income                                    (.32)
                                                                      ------
Net asset value, end of period                                        $10.19
                                                                      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                 $116
Ratio of expenses to average daily net assets(c),(d)                    .75%(e)
Ratio of net investment income (loss) to average daily net assets      3.42%(e)
Portfolio turnover rate (excluding short-term securities)                29%
Total return(f)                                                        5.22%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 0.87% for the period ended Aug. 31, 2005.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(g)  Not annualized.

RiverSource VP - Growth Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004       2003        2002        2001
Net asset value, beginning of period                                      $5.69       $5.45      $5.00      $ 6.48      $13.46
                                                                          -----       -----      -----      ------      ------
Income from investment operations:
Net investment income (loss)                                                .03         .02        .01          --        (.01)
Net gains (losses) (both realized and unrealized)                           .91         .24        .45       (1.48)      (6.97)
                                                                          -----       -----      -----      ------      ------
Total from investment operations                                            .94         .26        .46       (1.48)      (6.98)
                                                                          -----       -----      -----      ------      ------
Less distributions:
Dividends from net investment income                                       (.02)       (.02)      (.01)         --          --
                                                                          -----       -----      -----      ------      ------
Net asset value, end of period                                            $6.61       $5.69      $5.45      $ 5.00      $ 6.48
                                                                          -----       -----      -----      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $392        $261       $223        $144        $177
Ratio of expenses to average daily net assets(b)                           .92%        .85%       .99%        .81%        .90%(c)
Ratio of net investment income (loss) to average daily net assets          .42%        .27%       .20%         --%       (.19%)
Portfolio turnover rate (excluding short-term securities)                  154%        192%       199%        272%         41%
Total return(d)                                                          16.74%       4.64%      9.29%     (22.80%)    (51.87%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 0.91% for the year ended Aug 31, 2001.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
128   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

RiverSource VP - High Yield Bond Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004       2003        2002        2001
Net asset value, beginning of period                                      $6.60       $6.22      $5.66      $ 6.83       $7.76
                                                                          -----       -----      -----      ------       -----
Income from investment operations:
Net investment income (loss)                                                .44         .47        .48         .56         .79
Net gains (losses) (both realized and unrealized)                           .16         .38        .54       (1.17)       (.95)
                                                                          -----       -----      -----      ------       -----
Total from investment operations                                            .60         .85       1.02        (.61)       (.16)
                                                                          -----       -----      -----      ------       -----
Less distributions:
Dividends from net investment income                                       (.44)       (.47)      (.46)       (.56)       (.77)
                                                                          -----       -----      -----      ------       -----
Net asset value, end of period                                            $6.76       $6.60      $6.22      $ 5.66       $6.83
                                                                          -----       -----      -----      ------       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                  $1,246      $1,130       $843        $577        $609
Ratio of expenses to average daily net assets(b)                           .83%        .82%       .83%        .83%        .82%
Ratio of net investment income (loss) to average daily net assets         6.58%       7.30%      8.31%       8.91%      11.04%
Portfolio turnover rate (excluding short-term securities)                  106%        139%       141%        135%         86%
Total return(c)                                                           9.31%      14.03%     18.81%      (9.33%)     (1.89%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

RiverSource VP - Income Opportunities Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004(b)
Net asset value, beginning of period                                     $10.29      $ 9.93
                                                                         ------      ------
Income from investment operations:
Net investment income (loss)                                                .59         .15
Net gains (losses) (both realized and unrealized)                           .18         .36
                                                                         ------      ------
Total from investment operations                                            .77         .51
                                                                         ------      ------
Less distributions:
Dividends from net investment income                                       (.59)       (.15)
Distributions from realized gains                                          (.08)         --
                                                                         ------      ------
Total distributions                                                        (.67)       (.15)
                                                                         ------      ------
Net asset value, end of period                                           $10.39      $10.29
                                                                         ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $45         $16
Ratio of expenses to average daily net assets(c),(d)                        .99        .99%(e)
Ratio of net investment income (loss) to average daily net assets         5.69%       6.03%(e)
Portfolio turnover rate (excluding short-term securities)                   93%         36%
Total return(f)                                                           7.73%       5.17%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 1, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.03% and 1.55% for the periods ended Aug. 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(g)  Not annualized.

--------------------------------------------------------------------------------
129   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

RiverSource VP - International Opportunity Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004       2003        2002        2001
Net asset value, beginning of period                                     $ 8.23       $7.19      $7.00      $ 8.39      $16.98
                                                                         ------       -----      -----      ------      ------
Income from investment operations:
Net investment income (loss)                                                .11         .08        .08         .07         .03
Net gains (losses) (both realized and unrealized)                          1.80        1.05        .16       (1.35)      (5.57)
                                                                         ------       -----      -----      ------      ------
Total from investment operations                                           1.91        1.13        .24       (1.28)      (5.54)
                                                                         ------       -----      -----      ------      ------
Less distributions:
Dividends from net investment income                                       (.12)       (.09)      (.05)       (.07)       (.03)
Distributions from realized gains                                            --          --         --        (.01)      (2.97)
Excess distributions from net investment income                              --          --         --        (.03)       (.05)
                                                                         ------       -----      -----      ------      ------
Total distributions                                                        (.12)       (.09)      (.05)       (.11)      (3.05)
                                                                         ------       -----      -----      ------      ------
Net asset value, end of period                                           $10.02       $8.23      $7.19      $ 7.00      $ 8.39
                                                                         ------       -----      -----      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $1,184        $974       $738        $873      $1,310
Ratio of expenses to average daily net assets(b)                          1.04%        .98%      1.06%       1.07%       1.04%
Ratio of net investment income (loss) to average daily net assets         1.19%        .99%      1.19%        .83%        .31%
Portfolio turnover rate (excluding short-term securities)                   90%        142%       102%        140%        278%
Total return(c)                                                          23.29%      15.77%      3.48%     (15.38%)    (36.90%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

RiverSource VP - Large Cap Equity Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004       2003        2002        2001
Net asset value, beginning of period                                     $19.32      $18.04     $16.48      $20.87     $ 37.21
Income from investment operations:
Net investment income (loss)                                                .24         .14        .10         .10         .05
Net gains (losses) (both realized and unrealized)                          2.15        1.28       1.56       (2.83)     (12.96)
                                                                         ------      ------     ------      ------     -------
Total from investment operations                                           2.39        1.42       1.66       (2.73)     (12.91)
                                                                         ------      ------     ------      ------     -------
Less distributions:
Dividends from net investment income                                       (.23)       (.14)      (.10)       (.09)       (.04)
Distributions from realized gains                                            --          --         --       (1.57)      (3.39)
                                                                         ------      ------     ------      ------     -------
Total distributions                                                        (.23)       (.14)      (.10)      (1.66)      (3.43)
                                                                         ------      ------     ------      ------     -------
Net asset value, end of period                                           $21.48      $19.32     $18.04      $16.48     $ 20.87
                                                                         ------      ------     ------      ------     -------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $2,510      $2,535     $1,982      $2,227      $3,270
Ratio of expenses to average daily net assets(b)                           .80%        .85%       .85%        .80%        .78%
Ratio of net investment income (loss) to average daily net assets         1.13%        .72%       .62%        .52%        .13%
Portfolio turnover rate (excluding short-term securities)                  132%        114%       115%        146%         62%
Total return(c)                                                          12.42%       7.87%     10.16%     (14.08%)    (36.48%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
130   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

RiverSource VP - Large Cap Value Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004(b)
Net asset value, beginning of period                                     $10.00      $ 9.99
                                                                         ------      ------
Income from investment operations:
Net investment income (loss)                                                .14         .05
Net gains (losses) (both realized and unrealized)                          1.06         .02
                                                                         ------      ------
Total from investment operations                                           1.20         .07
                                                                         ------      ------
Less distributions:
Dividends from net investment income                                       (.14)       (.06)
Distributions from realized gains                                          (.07)         --
                                                                         ------      ------
Total distributions                                                        (.21)       (.06)
                                                                         ------      ------
Net asset value, end of period                                           $10.99      $10.00
                                                                         ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $15          $7
Ratio of expenses to average daily net assets(c),(d)                      1.05%       1.05%(e)
Ratio of net investment income (loss) to average daily net assets         1.37%       1.03%(e)
Portfolio turnover rate (excluding short-term securities)                   52%         24%
Total return(f)                                                          12.04%        .69%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 2.55% and 2.85% for the periods ended Aug. 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(g)  Not annualized.

RiverSource VP - Mid Cap Growth Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005       2004       2003        2002      2001(b)
Net asset value, beginning of period                                     $10.11     $10.09     $ 8.54      $ 9.57     $10.27
                                                                         ------     ------     ------      ------     ------
Income from investment operations:
Net investment income (loss)                                               (.04)      (.05)      (.05)       (.04)      (.01)
Net gains (losses) (both realized and unrealized)                          2.36        .07       1.60        (.99)      (.69)
                                                                         ------     ------     ------      ------     ------
Total from investment operations                                           2.32        .02       1.55       (1.03)      (.70)
                                                                         ------     ------     ------      ------     ------
Net asset value, end of period                                           $12.43     $10.11     $10.09      $ 8.54     $ 9.57
                                                                         ------     ------     ------      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $255       $225       $170         $72        $14
Ratio of expenses to average daily net assets(c)                           .82%       .85%      1.06%       1.10%(d)   1.10%(d),(e)
Ratio of net investment income (loss) to average daily net assets         (.32%)     (.49%)     (.71%)      (.76%)     (.45%)(e)
Portfolio turnover rate (excluding short-term securities)                   34%        25%        19%         20%        19%
Total return(f)                                                          23.03%       .13%     18.20%     (10.77%)    (6.82%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 1, 2001 (date the Fund became available) to Aug. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.39% and 2.99% for the periods ended Aug. 31, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(g)  Not annualized.

--------------------------------------------------------------------------------
131   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

RiverSource VP - Mid Cap Value Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                           2005(b)
Net asset value, beginning of period                                  $10.15
                                                                      ------
Income from investment operations:
Net investment income (loss)                                             .01
Net gains (losses) (both realized and unrealized)                       1.28
                                                                      ------
Total from investment operations                                        1.29
                                                                      ------
Less distributions:
Dividends from net investment income                                    (.02)
                                                                      ------
Net asset value, end of period                                        $11.42
                                                                      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $7
Ratio of expenses to average daily net assets(c),(d)                   1.08%(e)
Ratio of net investment income (loss) to average daily net assets       .62%(e)
Portfolio turnover rate (excluding short-term securities)                 7%
Total return(f)                                                       12.70%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 2.97% for the period ended Aug. 31, 2005.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(g)  Not annualized.

RiverSource VP - New Dimensions Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004       2003        2002        2001
Net asset value, beginning of period                                     $14.52      $14.29     $13.06      $15.49      $25.03
                                                                         ------      ------     ------      ------      ------
Income from investment operations:
Net investment income (loss)                                                .15         .10        .08         .07         .02
Net gains (losses) (both realized and unrealized)                           .91         .23       1.23       (2.42)      (8.01)
                                                                         ------      ------     ------      ------      ------
Total from investment operations                                           1.06         .33       1.31       (2.35)      (7.99)
                                                                         ------      ------     ------      ------      ------
Less distributions:
Dividends from net investment income                                       (.15)       (.10)      (.08)       (.07)       (.02)
Distributions from realized gains                                            --          --         --        (.01)      (1.53)
                                                                         ------      ------     ------      ------      ------
Total distributions                                                        (.15)       (.10)      (.08)       (.08)      (1.55)
                                                                         ------      ------     ------      ------      ------
Net asset value, end of period                                           $15.43      $14.52     $14.29      $13.06      $15.49
                                                                         ------      ------     ------      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $2,200      $2,932     $3,115      $3,045      $3,892
Ratio of expenses to average daily net assets(b)                           .75%        .72%       .82%        .79%        .79%
Ratio of net investment income (loss) to average daily net assets         1.01%        .66%       .64%        .47%        .12%
Portfolio turnover rate (excluding short-term securities)                   89%         55%        23%         27%         27%
Total return(c)                                                           7.28%       2.29%     10.11%     (15.17%)    (33.05%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
132   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004       2003        2002        2001
Net asset value, beginning of period                                      $7.54       $6.88      $6.24      $ 7.71      $10.38
                                                                          -----       -----      -----      ------      ------
Income from investment operations:
Net investment income (loss)                                                .13         .09        .08         .07         .06
Net gains (losses) (both realized and unrealized)                           .76         .66        .64       (1.47)      (2.65)
                                                                          -----       -----      -----      ------      ------
Total from investment operations                                            .89         .75        .72       (1.40)      (2.59)
                                                                          -----       -----      -----      ------      ------
Less distributions:
Dividends from net investment income                                       (.13)       (.09)      (.08)       (.07)       (.06)
Distributions from realized gains                                            --          --         --          --        (.02)
                                                                          -----       -----      -----      ------      ------
Total distributions                                                        (.13)       (.09)      (.08)       (.07)       (.08)
                                                                          -----       -----      -----      ------      ------
Net asset value, end of period                                            $8.30       $7.54      $6.88      $ 6.24      $ 7.71
                                                                          -----       -----      -----      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $367        $283       $171         $99         $56
Ratio of expenses to average daily net assets(b),(c)                       .50%        .49%       .50%        .50%        .49%
Ratio of net investment income (loss) to average daily net assets         1.65%       1.21%      1.31%       1.01%        .85%
Portfolio turnover rate (excluding short-term securities)                    5%        --%          5%         72%        137%
Total return(d)                                                          11.98%      10.84%     11.51%     (18.29%)    (24.96%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 0.56%, 0.57%, 0.64%, 0.82% and 1.31% for the years ended Aug. 31,
     2005, 2004, 2003, 2002 and 2001, respectively.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

RiverSource VP - Select Value Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004(b)
Net asset value, beginning of period                                     $ 9.95       $9.98
                                                                         ------       -----
Income from investment operations:
Net investment income (loss)                                                .05         .02
Net gains (losses) (both realized and unrealized)                          1.55        (.03)
                                                                         ------       -----
Total from investment operations                                           1.60        (.01)
                                                                         ------       -----
Less distributions:
Dividends from net investment income                                       (.05)       (.02)
Distributions from realized gains                                          (.05)         --
                                                                         ------       -----
Total distributions                                                        (.10)       (.02)
                                                                         ------       -----
Net asset value, end of period                                           $11.45       $9.95
                                                                         ------       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $23          $9
Ratio of expenses to average daily net assets(c),(d)                      1.15%       1.15%(e)
Ratio of net investment income (loss) to average daily net assets          .45%        .50%(e)
Portfolio turnover rate (excluding short-term securities)                   31%         13%
Total return(f)                                                          16.18%       (.11%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 4, 2004 (date the Fund became available) to Aug. 31, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses would have been 1.17% and 1.97% for the periods ended Aug. 31, 2005 and 2004, respectively.

(e)  Adjusted to an annual basis.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(g)  Not annualized.

--------------------------------------------------------------------------------
133   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004       2003        2002        2001
Net asset value, beginning of period                                     $10.34      $10.46     $10.55      $10.34      $ 9.95
                                                                         ------      ------     ------      ------      ------
Income from investment operations:
Net investment income (loss)                                                .27         .25        .27         .34         .52
Net gains (losses) (both realized and unrealized)                          (.13)       (.07)      (.05)        .23         .39
                                                                         ------      ------     ------      ------      ------
Total from investment operations                                            .14         .18        .22         .57         .91
                                                                         ------      ------     ------      ------      ------
Less distributions:
Dividends from net investment income                                       (.27)       (.25)      (.27)       (.34)       (.52)
Distributions from realized gains                                            --        (.05)      (.04)       (.02)         --
                                                                         ------      ------     ------      ------      ------
Total distributions                                                        (.27)       (.30)      (.31)       (.36)       (.52)
                                                                         ------      ------     ------      ------      ------
Net asset value, end of period                                           $10.21      $10.34     $10.46      $10.55      $10.34
                                                                         ------      ------     ------      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $484        $506       $479        $276        $106
Ratio of expenses to average daily net assets(b)                           .83%        .82%       .82%        .83%        .84%(c)
Ratio of net investment income (loss) to average daily net assets         2.67%       2.36%      2.47%       3.24%       4.94%
Portfolio turnover rate (excluding short-term securities)                  171%        135%       179%        292%         95%
Total return(d)                                                           1.43%       1.70%      2.06%       5.42%       9.29%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 0.87% for the year ended Aug. 31, 2001.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

RiverSource VP - Small Cap Advantage Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004       2003        2002        2001
Net asset value, beginning of period                                     $12.64      $11.25     $ 8.79      $10.13      $12.58
                                                                         ------      ------     ------      ------      ------
Income from investment operations:
Net investment income (loss)                                               (.04)       (.05)      (.02)       (.02)       (.01)
Net gains (losses) (both realized and unrealized)                          3.14        1.44       2.48       (1.32)      (2.09)
                                                                         ------      ------     ------      ------      ------
Total from investment operations                                           3.10        1.39       2.46       (1.34)      (2.10)
                                                                         ------      ------     ------      ------      ------
Less distributions:
Distributions from realized gains                                          (.63)         --         --          --        (.35)
                                                                         ------      ------     ------      ------      ------
Net asset value, end of period                                           $15.11      $12.64     $11.25     $  8.79      $10.13
                                                                         ------      ------     ------      ------      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $235        $184       $102         $59         $49
Ratio of expenses to average daily net assets(b)                          1.07%       1.10%      1.19%       1.11%       1.16%(c)
Ratio of net investment income (loss) to average daily net assets         (.28%)      (.42%)     (.20%)      (.21%)      (.08%)
Portfolio turnover rate (excluding short-term securities)                  112%        104%       124%        156%        152%
Total return(d)                                                          24.88%      12.40%     27.96%     (13.28%)    (16.68%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 1.26% for the year ended Aug. 31, 2001.

(d) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
134   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

RiverSource VP - Small Cap Value Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004       2003        2002      2001(b)
Net asset value, beginning of period                                     $13.10      $11.39      $9.52       $9.84     $10.01
                                                                         ------      ------      -----       -----     ------
Income from investment operations:
Net investment income (loss)                                                .02        (.02)      (.03)       (.03)      (.01)
Net gains (losses) (both realized and unrealized)                          2.53        1.92       1.95        (.29)      (.16)
                                                                         ------      ------      -----       -----     ------
Total from investment operations                                           2.55        1.90       1.92        (.32)      (.17)
                                                                         ------      ------      -----       -----     ------
Less distributions:
Dividends from net investment income                                       (.01)         --       (.01)         --         --
Distributions from realized gains                                         (1.18)       (.19)      (.04)         --         --
                                                                         ------      ------      -----       -----     ------
Total distributions                                                       (1.19)       (.19)      (.05)         --         --
                                                                         ------      ------      -----       -----     ------
Net asset value, end of period                                           $14.46      $13.10     $11.39       $9.52      $9.84
                                                                         ------      ------      -----       -----     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $412        $229       $134         $63         $5
Ratio of expenses to average daily net assets(c)                          1.28%       1.27%      1.55%       1.48%      1.50%(d),(e)
Ratio of net investment income (loss) to average daily net assets          .12%       (.20%)     (.43%)      (.67%)    (1.15%)(d)
Portfolio turnover rate (excluding short-term securities)                   65%         84%        87%         12%        --%
Total return(f)                                                          20.02%      16.78%     20.24%      (3.19%)    (1.77%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Aug. 14, 2001 (date the Fund became available) to Aug. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) Ameriprise Financial and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses would have been 6.86% for the period ended Aug. 31, 2001.

(f) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(g)  Not annualized.

RiverSource VP - Strategy Aggressive Fund
Per share income and capital changes(a)
Fiscal period ended Aug. 31,                                               2005        2004       2003        2002       2001
Net asset value, beginning of period                                      $6.80       $6.99      $5.72      $ 8.29    $ 27.82
                                                                          -----       -----      -----      ------    -------
Income from investment operations:
Net investment income (loss)                                               (.04)       (.03)      (.03)       (.04)       .01
Net gains (losses) (both realized and unrealized)                          1.51        (.16)      1.30       (2.53)    (13.01)
                                                                          -----       -----      -----      ------    -------
Total from investment operations                                           1.47        (.19)      1.27       (2.57)    (13.00)
                                                                          -----       -----      -----      ------    -------
Less distributions:
Dividends from net investment income                                         --          --         --          --       (.02)
Distributions from realized gains                                            --          --         --          --      (6.51)
                                                                          -----       -----      -----      ------    -------
Total distributions                                                          --          --         --          --      (6.53)
                                                                          -----       -----      -----      ------    -------
Net asset value, end of period                                            $8.27       $6.80      $6.99      $ 5.72    $  8.29
                                                                          -----       -----      -----      ------    -------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $687        $783       $969        $991     $1,815
Ratio of expenses to average daily net assets(b)                           .78%        .72%       .83%        .81%       .78%
Ratio of net investment income (loss) to average daily net assets         (.33%)      (.43%)     (.54%)      (.50%)      .10%
Portfolio turnover rate (excluding short-term securities)                   28%         53%        27%        180%       166%
Total return(c)                                                          21.58%      (2.67%)    22.16%     (30.97%)   (53.61%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

--------------------------------------------------------------------------------
135   RIVERSOURCE VARIABLE PORTFOLIO FUNDS-- ANNUAL REPORT

Investments in Securities

RiverSource VP - Balanced Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (63.2%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (2.8%)
Boeing                                         98,124               $6,576,270
Empresa Brasileira de
  Aeronautica ADR                             218,511(c)             7,835,804
General Dynamics                               40,709                4,664,844
Goodrich                                       75,883                3,476,959
Honeywell Intl                                301,913               11,557,230
Lockheed Martin                               169,433               10,545,510
Northrop Grumman                              258,556               14,502,407
United Technologies                           205,255               10,262,750
Total                                                               69,421,774

Auto Components (0.1%)
Lear                                           36,332                1,369,716

Automobiles (0.1%)
General Motors                                 57,260(o)             1,957,719

Beverages (0.8%)
Coca-Cola                                      57,695                2,538,580
Coca-Cola Enterprises                         135,284                3,023,597
PepsiCo                                       273,201               14,985,075
Total                                                               20,547,252

Biotechnology (0.1%)
Biogen Idec                                    45,902(b)             1,934,769

Building Products (0.3%)
American Standard
  Companies                                    88,200                4,021,920
Masco                                         143,407                4,399,727
Total                                                                8,421,647

Capital Markets (3.0%)
Bank of New York                              343,625               10,504,616
E*TRADE Financial                             109,352(b)             1,749,632
Franklin Resources                             75,747                6,093,089
Investors Financial Services                  184,918                6,494,320
Legg Mason                                     36,014                3,764,543
Lehman Brothers Holdings                       90,350                9,546,381
Merrill Lynch & Co                            173,892                9,939,667
Morgan Stanley                                371,627               18,904,665
State Street                                  111,490                5,388,312
Total                                                               72,385,225

Chemicals (1.2%)
Dow Chemical                                  494,072               21,343,911
Eastman Chemical                               58,877                2,824,330
Lyondell Chemical                             148,999                3,844,174
RPM Intl                                       87,432                1,656,836
Total                                                               29,669,251

Commercial Banks (4.9%)
Bank of America                             1,192,451               51,311,166
Commerce Bancorp                              111,322(o)             3,753,778
PNC Financial
  Services Group                              144,244                8,110,840
Regions Financial                              74,465                2,436,495

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Commercial Banks (cont.)
US Bancorp                                    513,174              $14,994,944
Wachovia                                      337,537               16,748,586
Wells Fargo & Co                              380,351               22,676,527
Total                                                              120,032,336

Commercial Services & Supplies (0.4%)
Avery Dennison                                 64,885                3,467,454
Cendant                                       249,598                5,076,824
Total                                                                8,544,278

Communications Equipment (0.8%)
Cisco Systems                                 388,576(b)             6,846,709
Corning                                        81,610(b)             1,628,936
Motorola                                      209,939                4,593,465
Nokia ADR                                     463,885(c)             7,315,466
Total                                                               20,384,576

Computers & Peripherals (1.9%)
Dell                                          279,700(b)             9,957,320
EMC                                           437,615(b)             5,627,729
Hewlett-Packard                               558,544               15,505,181
Intl Business Machines                        187,335               15,102,948
Total                                                               46,193,178

Consumer Finance (0.9%)
Capital One Financial                         143,041               11,763,692
First Marblehead                               50,837(b,o)           1,470,714
MBNA                                          370,621                9,339,649
Total                                                               22,574,055

Containers & Packaging (0.3%)
Temple-Inland                                 183,872                7,077,233

Diversified Financial Services (3.3%)
Citigroup                                   1,184,765               51,857,164
Contax Participacoes ADR                       26,800(b,c)              17,447
JPMorgan Chase & Co                           852,211               28,881,431
Total                                                               80,756,042

Diversified Telecommunication Services (3.9%)
ALLTEL                                         40,993                2,541,156
BellSouth                                     602,336               15,835,413
Chunghwa Telecom ADR                          306,262(c)             5,895,544
Citizens Communications                       125,241                1,708,287
MCI                                           441,573               11,321,932
SBC Communications                            891,391               21,464,694
Sprint Nextel                                 761,978               19,758,090
Tele Norte Leste
  Participacoes ADR                            37,100(c)               557,984
Telewest Global                               111,724(b,c)           2,480,273
Verizon Communications                        416,059               13,609,290
Total                                                               95,172,663

Electric Utilities (2.0%)
Entergy                                       136,829               10,249,860
Exelon                                        266,322               14,352,092
FPL Group                                     120,810                5,205,703

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Electric Utilities (cont.)
PPL                                           173,954               $5,559,570
Southern                                      272,295                9,366,948
Xcel Energy                                   158,324                3,046,154
Total                                                               47,780,327

Electronic Equipment & Instruments (0.1%)
Flextronics Intl                              277,799(b,c)           3,628,055

Energy Equipment & Services (1.2%)
Cooper Cameron                                 59,549(b)             4,296,460
Halliburton                                   133,571                8,277,395
Schlumberger                                   34,583                2,982,092
Transocean                                    101,757(b)             6,007,733
Weatherford Intl                               99,232(b)             6,718,999
Total                                                               28,282,679

Food & Staples Retailing (0.6%)
CVS                                           132,731                3,898,309
Wal-Mart Stores                               229,040               10,297,639
Total                                                               14,195,948

Food Products (0.6%)
General Mills                                 161,819                7,463,093
Kellogg                                       152,613                6,917,947
Total                                                               14,381,040

Gas Utilities (0.2%)
ONEOK                                         156,507                5,321,238

Health Care Equipment & Supplies (0.7%)
Baxter Intl                                   207,049                8,350,286
Boston Scientific                              57,184(b)             1,537,106
Guidant                                        59,383                4,194,815
Hospira                                        89,099(b)             3,549,704
Total                                                               17,631,911

Health Care Providers & Services (0.8%)
Cardinal Health                                73,673                4,391,648
CIGNA                                          54,005                6,227,856
HCA                                           137,905                6,798,716
Medco Health Solutions                         51,154(b)             2,520,358
Total                                                               19,938,578

Hotels, Restaurants & Leisure (0.3%)
McDonald's                                    189,175(b)             6,138,729

Household Durables (0.1%)
Leggett & Platt                                68,331                1,654,294
Tempur-Pedic Intl                              45,158(b)               725,689
Total                                                                2,379,983

Household Products (1.3%)
Colgate-Palmolive                             148,129                7,776,773
Procter & Gamble                              237,015               13,149,592
Spectrum Brands                               372,393(b)            10,482,863
Total                                                               31,409,228

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
136   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Balanced Fund

Issuer                                         Shares                 Value(a)

Industrial Conglomerates (1.3%)
General Electric                              384,450              $12,921,365
Tyco Intl                                     652,022(c)            18,145,772
Total                                                               31,067,137

Insurance (3.5%)
ACE                                           400,141(c)            17,770,262
AFLAC                                          40,479                1,749,502
Allstate                                       65,413                3,676,865
American Intl Group                           565,400               33,471,679
Assurant                                       67,642                2,525,076
Chubb                                         138,877               12,076,744
Endurance Specialty
  Holdings                                     94,684(c)             3,474,903
First American                                 86,796                3,611,582
Hartford Financial
  Services Group                               97,882                7,150,280
Total                                                               85,506,893

Internet Software & Services (0.1%)
Google Cl A                                     4,327(b)             1,237,522

IT Services (0.5%)
Accenture Cl A                                103,481(b,c)           2,524,936
Affiliated Computer
  Services Cl A                               172,531(b)             8,962,986
Total                                                               11,487,922

Leisure Equipment & Products (0.1%)
Mattel                                        165,216                2,978,844

Machinery (0.6%)
Caterpillar                                   101,610                5,638,340
Illinois Tool Works                            33,772                2,846,304
Ingersoll-Rand Cl A                            38,202(c)             3,041,643
ITT Inds                                       28,160                3,072,819
Total                                                               14,599,106

Media (4.3%)
Comcast Cl A                                  241,454(b)             7,424,711
Comcast Special Cl A                          336,241(b)            10,147,753
EchoStar
  Communications Cl A                         103,514                3,098,174
Liberty Global Cl A                           113,964(b)             5,783,673
Liberty Media Cl A                          1,544,542(b)            12,835,144
News Corp Cl A                                143,150                2,320,462
NTL                                           231,856(b)            14,810,961
Time Warner                                   575,387               10,310,935
Tribune                                       186,779                7,017,287
Viacom Cl B                                   485,909               16,516,047
Vivendi Universal ADR                         159,143(c)             5,020,962
Walt Disney                                   372,512                9,383,577
Total                                                              104,669,686

Metals & Mining (0.3%)
Alcan                                         101,512(c)             3,354,972
Alcoa                                         130,755                3,502,926
Total                                                                6,857,898

Multi-Utilities & Unregulated Power (0.6%)
Dominion Resources                            199,874               15,286,364

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Multiline Retail (0.6%)
Federated Dept Stores                          51,646               $3,562,541
JC Penney                                      79,732                3,877,367
Target                                        147,465                7,926,244
Total                                                               15,366,152

Office Electronics (0.1%)
Xerox                                         116,381(b)             1,560,669

Oil & Gas (7.9%)
Anadarko Petroleum                            233,547               21,222,416
BP ADR                                        226,360(c)            15,478,497
Chevron                                       492,395               30,233,053
ConocoPhillips                                603,596               39,801,120
Devon Energy                                  122,189                7,425,426
Exxon Mobil                                 1,118,320               66,987,367
Newfield Exploration                          166,397(b)             7,857,266
Royal Dutch Shell
  Cl A ADR                                     69,710(c)             4,528,362
Total                                                              193,533,507

Paper & Forest Products (0.7%)
Bowater                                       162,164                5,031,949
Intl Paper                                    240,538                7,420,597
Weyerhaeuser                                   78,079                5,076,697
Total                                                               17,529,243

Personal Products (0.8%)
Avon Products                                 304,519                9,994,313
Gillette                                      155,665                8,385,674
Total                                                               18,379,987

Pharmaceuticals (2.3%)
Bristol-Myers Squibb                          185,597                4,541,559
GlaxoSmithKline ADR                            46,995(c)             2,289,596
Johnson & Johnson                              77,820                4,933,010
Merck & Co                                    193,246                5,455,335
Novartis ADR                                  116,774(c)             5,692,733
Pfizer                                        877,334               22,345,696
Schering-Plough                               296,728                6,352,946
Wyeth                                          92,454                4,233,469
Total                                                               55,844,344

Real Estate Investment Trust (0.7%)
Apartment Investment &
  Management Cl A                             102,005                4,070,000
Equity Office Properties Trust                319,995(o)            10,655,833
HomeBanc                                      179,813                1,433,110
Total                                                               16,158,943

Semiconductors & Semiconductor Equipment (1.3%)
Broadcom Cl A                                  68,947(b)             2,999,195
Credence Systems                              148,143(b)             1,314,028
Cypress Semiconductor                         507,833(b)             7,937,430
Freescale
  Semiconductor Cl A                          113,983(b)             2,721,914
Freescale
  Semiconductor Cl B                           37,409(b)               900,809

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Semiconductors & Semiconductor Equipment (cont.)
Intel                                         271,038               $6,971,097
MEMC Electronic Materials                     332,649(b)             5,608,462
Texas Instruments                              96,183                3,143,260
Total                                                               31,596,195

Software (0.8%)
Cadence Design Systems                        379,465(b)             6,075,235
Microsoft                                     351,985                9,644,388
Siebel Systems                                184,310                1,520,558
Symantec                                       67,586(b)             1,417,954
TIBCO Software                                109,415(b)               835,931
Total                                                               19,494,066

Specialty Retail (0.4%)
Gap                                           118,349                2,249,814
Home Depot                                    203,714                8,213,749
Total                                                               10,463,563

Thrifts & Mortgage Finance (2.0%)
Countrywide Financial                         507,733               17,156,298
Fannie Mae                                    344,500               17,583,280
Freddie Mac                                   192,062               11,596,704
Washington Mutual                              75,557                3,141,660
Total                                                               49,477,942

Tobacco (1.4%)
Altria Group                                  479,697               33,914,578

Wireless Telecommunication Services (0.2%)
Vodafone Group ADR                            218,522(c)             5,954,725

Total Common Stocks
(Cost: $1,324,957,472)                                          $1,540,494,716

Preferred Stocks & Other (--%)
Issuer                                         Shares                 Value(a)

Mexico Value Recovery Series D
  Rights                                    2,000,000(b,c)             $55,000
Mexico Value Recovery Series E
  Rights                                    2,000,000(b,c)              51,000
Paxson Communications
  13.25% Pay-in-kind                               --(e)                 1,160
Pegasus Satellite
  12.75% Cm Pay-in-kind Series B                    2(b,e,l)                16
Xerox
  6.25% Cv                                      5,390                  630,630

Total Preferred Stocks & Other
(Cost: $540,971)                                                      $737,806

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
137   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Balanced Fund

Bonds (36.4%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Sovereign (0.7%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-07               6.00%             6,661,000(c)            $8,622,596
United Kingdom Treasury
  (British Pound)
   12-07-06               7.50              3,124,000(c)             5,861,554
United Mexican States
   09-27-34               6.75              1,684,000(c)             1,825,456
Total                                                               16,309,606

U.S. Government Obligations & Agencies (8.8%)
Federal Farm Credit Bank
   10-10-08               4.25              3,480,000                3,499,902
Federal Home Loan Bank
   05-22-06               2.88              7,120,000                7,067,241
   08-11-06               3.25             19,400,000               19,259,156
   04-18-08               4.13              1,240,000                1,242,634
Federal Home Loan Mtge Corp
   09-15-06               3.63              7,265,000                7,239,580
   06-15-08               3.88             18,465,000               18,371,198
   10-15-08               5.13              5,800,000                5,976,163
   03-18-09               3.76              2,790,000                2,756,417
   07-15-09               4.25                800,000                  803,487
   07-12-10               4.13             22,646,000               22,605,215
Federal Natl Mtge Assn
   05-15-08               6.00             13,985,000               14,672,545
U.S. Treasury
   02-15-07               2.25              5,000,000                4,889,845
   08-15-10               4.13                 65,000                   65,757
   05-15-15               4.13             19,480,000               19,605,549
   08-15-15               4.25             13,775,000               14,035,430
   08-15-23               6.25             32,588,000(n)            40,381,127
   02-15-26               6.00             16,650,000               20,418,361
U.S. Treasury Inflation-Indexed Bond
   01-15-15               1.63              8,912,750(s)             8,902,131
Total                                                              211,791,738

Asset-Backed (1.6%)
AAA Trust
  Series 2005-2 Cl A1
   11-26-35               3.74              5,183,061(d,m)           5,177,698
Aesop Funding II LLC
  Series 2004-2A Cl A1 (FGIC)
   04-20-08               2.76                800,000(d)               783,729
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl A4 (FSA)
   02-12-09               3.55              1,500,000(g)             1,493,048
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00              1,500,000(g)             1,483,359
  Series 2005-BM Cl A3 (MBIA)
   02-06-10               4.05              3,000,000(g)             2,986,407
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29              2,200,000(d,g)           2,185,305
Capital Auto Receivables Asset Trust
  Series 2004-1
   09-15-10               2.84              1,000,000                  974,882
  Series 2005-1 Cl A4
   07-15-09               4.05              2,400,000                2,403,648

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Asset-Backed (cont.)
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
   11-15-09               4.08%            $1,750,000               $1,738,275
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
   03-15-10               4.35                850,000                  852,350
Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
   03-10-10               3.10              2,450,000                2,385,923
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53              1,200,000                1,187,664
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40              1,450,000(g)             1,434,877
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               5.51                675,000(d,m)             675,000
  Series 2004-2 Cl D
   10-20-10               6.86                450,000(d,m)             456,750
  Series 2004-2 Cl M
   10-20-10               4.00                800,000(m)               800,760
  Series 2005-1A Cl D
   03-21-11               5.51                400,000(d,m)             399,998
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94              1,300,000                1,280,804
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90              1,000,000                  989,640
Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10-15-08               3.54              1,900,000                1,880,373
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
   06-25-35               4.49                925,000                  920,807
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29               5.86                314,367(g)               313,682
Triad Auto Receivables Owner Trust
  Series 2005-A Cl A3 (AMBAC)
   03-12-10               4.05              2,700,000(g)             2,686,392
WFS Financial Owner Trust
  Series 2004-3 Cl A3
   03-17-09               3.30              1,350,000                1,337,089
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54              2,750,000                2,722,115
Total                                                               39,550,575

Commercial Mortgage-Backed(f) (4.1%)
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
   11-10-42               5.03              1,250,000                1,284,661
Banc of America Large Loan
  Series 2005-BOCA Cl A2
   12-15-16               3.74              2,000,000(d,m)           2,000,355

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f) (cont.)
Bank of America-First Union NB Commercial Mtge
  Series 2001-3 Cl A1
   04-11-37               4.89%            $1,308,547               $1,322,439
Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40               4.00              3,180,769                3,114,578
  Series 2004-T16 Cl A3
   02-13-46               4.03                960,000                  946,585
  Series 2005-PWR8 Cl A1
   06-11-41               4.21              2,448,130                2,441,862
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46              3,322,914(d)             3,330,070
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
   11-15-30               5.68              1,700,000                1,793,535
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
   09-20-51               4.15              4,202,692(d)             4,187,795
Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
   09-15-14               3.79              1,660,000(d,m)           1,652,563
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
   11-15-36               4.49              1,890,234                1,892,931
  Series 2004-C1 Cl A2
   01-15-37               3.52              1,550,000                1,515,748
Federal Natl Mtge Assn
   08-25-12               4.72                320,000                  323,277
Federal Natl Mtge Assn #385717
   11-01-12               4.84              1,157,780                1,176,848
Federal Natl Mtge Assn #386599
   11-01-10               4.47                580,668                  578,288
Federal Natl Mtge Assn #555316
   02-01-13               4.87              1,730,709                1,768,955
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
   03-10-40               4.12              2,050,000                2,021,710
  Series 2005-C3 Cl A1
   07-10-45               4.59              1,630,000                1,642,192
  Series 2005-C3 Cl A2
   07-10-45               4.85              1,220,000                1,240,327
General Electric Capital Assurance
  Series 2003-1 Cl A3
   05-12-35               4.77              2,650,000(d)             2,676,155
General Electric Capital Commercial Mtge
  Series 2001-3 Cl A1
   06-10-38               5.56              1,394,578                1,432,507
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41               4.55              1,700,000                1,696,444
  Series 2005-C1 Cl A1
   05-10-43               4.21              1,276,158                1,272,195

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
138   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Balanced Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f) (cont.)
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
   06-10-36               4.88%              $775,000                 $789,092
  Series 2005-GG3 Cl A1
   08-10-42               3.92              1,144,279                1,136,155
  Series 2005-GG3 Cl A3
   08-10-42               4.57              2,500,000                2,501,458
GS Mtge Securities II
  Series 2004-GG2 Cl A4
   08-10-38               4.96              1,500,000                1,529,135
  Series 2005-GG4 Cl A1
   07-10-39               4.37              2,130,849                2,132,127
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
   10-12-37               4.37              1,144,257                1,144,696
  Series 2003-CB6 Cl A2
   07-12-37               5.26              1,400,000                1,458,934
  Series 2003-LN1 Cl A1
   10-15-37               4.13              1,819,489                1,792,823
  Series 2003-ML1A Cl A1
   03-12-39               3.97              1,101,528                1,083,530
  Series 2004-CBX Cl A3
   01-12-37               4.18              1,000,000                  989,008
  Series 2004-CBX Cl A5
   01-12-37               4.65              1,500,000                1,506,407
  Series 2005-CB11 Cl A3
   08-12-37               5.20              1,750,000                1,810,813
  Series 2005-LDP2 Cl A1
   07-15-42               4.33              2,640,862                2,647,913
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26               5.39              2,500,000                2,595,390
  Series 2002-C4 Cl A5
   09-15-31               4.85              1,000,000                1,016,750
  Series 2003-C8 Cl A2
   11-15-27               4.21              2,415,000                2,399,641
  Series 2003-C8 Cl A3
   11-15-27               4.83              1,625,000                1,647,523
  Series 2004-C2 Cl A3
   03-15-29               3.97              1,250,000                1,208,025
  Series 2004-C4 Cl A3
   06-15-29               5.16              1,150,000(m)             1,188,107
  Series 2004-C6 Cl A2
   08-15-29               4.19              1,800,000                1,785,924
  Series 2004-C6 Cl A4
   08-15-29               4.58              1,550,000                1,555,506
  Series 2004-C7 Cl A2
   10-15-29               3.99              1,600,000                1,571,680
  Series 2004-C8 Cl A2
   12-15-29               4.20              2,000,000                1,982,240
  Series 2005-C3 Cl A1
   07-15-30               4.39              1,365,785                1,368,666
  Series 2005-C5 Cl A2
   09-15-40               4.89              1,625,000                1,649,018
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
   06-12-43               4.22              1,710,639                1,706,093

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f) (cont.)
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
   05-15-40               3.27%            $2,895,270               $2,769,259
  Series 2004-HQ4 Cl A5
   04-14-40               4.59              1,250,000                1,249,288
  Series 2004-IQ8 Cl A2
   06-15-40               3.96              2,310,860                2,290,314
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
   01-15-39               5.98              2,100,000                2,267,353
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
   02-11-36               3.67              1,562,571                1,526,981
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38              1,500,000                1,494,739
  Series 2005-C16 Cl A3
   10-15-41               4.62              2,000,000                2,005,669
Total                                                               97,112,277

Mortgage-Backed (13.4%)(f,q)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35               5.27              1,853,989(i)             1,874,764
Banc of America Mtge Securities
  Series 2004-E Cl B1
   06-25-34               4.04              1,013,883(i)             1,000,186
  Series 2004-F Cl B1
   07-25-34               4.14              1,831,046(i)             1,816,746
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00              1,949,172                1,976,382
  Series 2003-11 Cl 4A1
   01-25-19               4.75              1,333,412                1,329,814
Bear Stearns Adjustable Rate Mtge Trust
  Series 2004-10 Cl 13A1
   01-25-35               5.03              2,574,470(i)             2,579,659
Chaseflex Trust
  Series 2005-2 Cl 2A2
   06-25-35               6.50              3,215,359                3,308,807
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75              1,481,669                1,473,230
  Series 2005-6CB Cl 1A1
   04-25-35               7.50              2,125,435                2,227,808
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.63                973,578(i)               957,304
  Series 2005-R2 Cl 2A1
   06-25-35               7.00              2,852,108(d)             3,024,126
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.42              1,164,777(i)             1,146,550

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,g) (cont.)
Federal Home Loan Mtge Corp
   10-01-34               6.50%              $898,716                 $928,555
  Collateralized Mtge Obligation
   01-15-18               6.50              1,373,219                1,462,661
   02-15-27               5.00              2,700,000                2,732,637
   10-15-27               5.00              7,250,000                7,330,412
   06-15-28               5.00              4,500,000                4,555,260
   12-15-28               5.50              2,115,000                2,171,923
   02-15-33               5.50              2,274,787                2,358,484
  Interest Only
   02-15-14               7.40                805,214(k)                49,972
   07-15-17               0.92              2,817,955(k)               290,254
   08-01-20               8.00              3,589,506(k)               619,154
   10-15-22              14.56              3,386,869(k)               193,640
  Principal Only
   08-01-20               4.60              3,589,506(r)             2,949,066
Federal Home Loan Mtge Corp #A28602
   11-01-34               6.50              1,336,500                1,380,875
Federal Home Loan Mtge Corp #B10258
   10-01-18               5.00              3,774,142                3,806,099
Federal Home Loan Mtge Corp #B11835
   01-01-19               5.50                699,007                  714,570
Federal Home Loan Mtge Corp #C53878
   12-01-30               5.50              3,125,001                3,163,682
Federal Home Loan Mtge Corp #C65869
   04-01-32               6.00              1,885,820                1,934,017
Federal Home Loan Mtge Corp #C66871
   05-01-32               6.50              4,895,477                5,087,833
Federal Home Loan Mtge Corp #C71514
   07-01-32               6.50                200,232                  207,312
Federal Home Loan Mtge Corp #C77689
   03-01-33               6.50                613,463                  639,546
Federal Home Loan Mtge Corp #C90598
   10-01-22               6.50                674,364                  702,082
Federal Home Loan Mtge Corp #C90767
   12-01-23               6.00              3,424,655                3,527,718
Federal Home Loan Mtge Corp #D32310
   11-01-22               8.00                 23,505                   25,150
Federal Home Loan Mtge Corp #D55755
   08-01-24               8.00                 82,599                   88,625
Federal Home Loan Mtge Corp #D96300
   10-01-23               5.50                422,910                  430,481
Federal Home Loan Mtge Corp #D96348
   10-01-23               5.50              6,926,873                7,050,872
Federal Home Loan Mtge Corp #E01127
   02-01-17               6.50                462,357                  478,604
Federal Home Loan Mtge Corp #E01419
   05-01-18               5.50              1,968,038                2,011,854
Federal Home Loan Mtge Corp #E81009
   07-01-15               7.50                153,320                  162,135
Federal Home Loan Mtge Corp #E89496
   04-01-17               6.00              4,061,758                4,190,974
Federal Home Loan Mtge Corp #E96516
   05-01-13               4.50              1,480,055                1,478,049
Federal Home Loan Mtge Corp #E97591
   06-01-18               5.50                471,716                  483,093
Federal Home Loan Mtge Corp #E97855
   08-01-18               5.00              2,289,025                2,314,305

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
139   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Balanced Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,g) (cont.)
Federal Home Loan Mtge Corp #E98725
   08-01-18               5.00%            $4,673,221               $4,715,187
Federal Home Loan Mtge Corp #E99592
   10-01-18               5.00                234,472                  236,592
Federal Home Loan Mtge Corp #E99684
   10-01-18               5.00              2,190,374                2,210,353
Federal Home Loan Mtge Corp #G01410
   04-01-32               7.00                727,014                  760,709
Federal Home Loan Mtge Corp #G01535
   04-01-33               6.00              2,821,597                2,917,242
Federal Home Loan Mtge Corp #G30216
   04-01-22               6.50              5,874,977                6,118,665
Federal Natl Mtge Assn
   09-01-20               5.50              3,650,000(j)             3,727,563
   09-01-20               6.00              4,000,000(j)             4,127,500
   09-01-35               6.50              1,000,000(j)             1,033,125
   10-01-35               6.00              4,100,000(j)             4,189,688
  Collateralized Mtge Obligation
   12-25-26               8.00              1,100,840                1,169,593
  Interest Only
   12-25-12              13.29                672,830(k)                28,001
   12-25-22               8.27              1,071,392(k)               138,256
   12-25-31               1.19              2,294,144(k)               375,458
Federal Natl Mtge Assn #190899
   04-01-23               8.50                290,331                  313,122
Federal Natl Mtge Assn #190944
   05-01-24               6.00              1,095,200                1,125,645
Federal Natl Mtge Assn #190988
   06-01-24               9.00                178,308                  192,734
Federal Natl Mtge Assn #250322
   08-01-25               7.50                 25,121                   26,706
Federal Natl Mtge Assn #250384
   11-01-25               7.50                280,796                  298,511
Federal Natl Mtge Assn #250495
   03-01-26               7.00                407,720                  429,149
Federal Natl Mtge Assn #252381
   04-01-14               5.50              5,779,529                5,907,814
Federal Natl Mtge Assn #254259
   04-01-17               5.50                864,344                  883,577
Federal Natl Mtge Assn #254494
   08-01-22               7.00                359,876                  378,538
Federal Natl Mtge Assn #254675
   01-01-23               6.50                426,117                  443,753
Federal Natl Mtge Assn #254708
   02-01-23               7.00                597,202                  628,171
Federal Natl Mtge Assn #254916
   09-01-23               5.50              3,143,281                3,198,953
Federal Natl Mtge Assn #304279
   02-01-25               8.50                113,416                  123,726
Federal Natl Mtge Assn #309341
   05-01-25               8.50                164,970                  179,967
Federal Natl Mtge Assn #313049
   08-01-11               8.50                436,237                  461,340
Federal Natl Mtge Assn #323606
   03-01-29               6.50                 79,947                   82,988
Federal Natl Mtge Assn #440730
   12-01-28               6.00                289,399                  299,129

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,g) (cont.)
Federal Natl Mtge Assn #505122
   07-01-29               7.00%            $1,105,594               $1,160,399
Federal Natl Mtge Assn #50553
   04-01-22               8.00                131,369                  141,005
Federal Natl Mtge Assn #510587
   08-01-29               7.00                385,456                  404,563
Federal Natl Mtge Assn #540041
   02-01-29               7.00                761,587                  801,614
Federal Natl Mtge Assn #545684
   05-01-32               7.50                241,804                  256,410
Federal Natl Mtge Assn #545885
   08-01-32               6.50                415,845                  431,439
Federal Natl Mtge Assn #555375
   04-01-33               6.00              5,713,109                5,890,824
Federal Natl Mtge Assn #555376
   04-01-18               4.50              1,236,615                1,228,083
Federal Natl Mtge Assn #555458
   05-01-33               5.50              2,062,381                2,087,521
Federal Natl Mtge Assn #555734
   07-01-23               5.00              2,000,034                2,003,428
Federal Natl Mtge Assn #555740
   08-01-18               4.50              3,220,452                3,197,179
Federal Natl Mtge Assn #615135
   11-01-16               6.00                220,780                  228,028
Federal Natl Mtge Assn #616572
   03-01-17               6.50                926,450                  960,471
Federal Natl Mtge Assn #643381
   06-01-17               6.00                243,474                  251,486
Federal Natl Mtge Assn #645277
   05-01-32               7.00                145,905                  153,035
Federal Natl Mtge Assn #646446
   06-01-17               6.50                231,691                  240,183
Federal Natl Mtge Assn #650105
   08-01-17               6.50              1,091,345                1,131,347
Federal Natl Mtge Assn #662197
   09-01-32               6.50                514,184                  532,511
Federal Natl Mtge Assn #667604
   10-01-32               5.50                503,895                  509,663
Federal Natl Mtge Assn #670387
   08-01-32               7.00                378,228                  396,839
Federal Natl Mtge Assn #670461
   11-01-32               7.50                552,675                  585,974
Federal Natl Mtge Assn #670711
   10-01-32               7.00                670,188                  702,936
Federal Natl Mtge Assn #673179
   02-01-18               6.00                546,647                  564,635
Federal Natl Mtge Assn #676511
   12-01-32               7.00                385,733                  404,581
Federal Natl Mtge Assn #678397
   12-01-32               7.00              1,252,586                1,313,791
Federal Natl Mtge Assn #684601
   03-01-33               6.00              4,095,856                4,234,882
Federal Natl Mtge Assn #687736
   02-01-33               5.50              1,528,087                1,545,216
Federal Natl Mtge Assn #687887
   03-01-33               5.50              2,114,205                2,146,203
Federal Natl Mtge Assn #688002
   03-01-33               5.50              2,436,023                2,473,031

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,g) (cont.)
Federal Natl Mtge Assn #688034
   03-01-33               5.50%            $2,120,197               $2,150,407
Federal Natl Mtge Assn #689093
   07-01-28               5.50              1,132,483                1,146,212
Federal Natl Mtge Assn #694546
   03-01-33               5.50                994,756                1,005,907
Federal Natl Mtge Assn #694795
   04-01-33               5.50              4,343,379                4,409,314
Federal Natl Mtge Assn #701937
   04-01-33               6.00              2,215,916                2,270,281
Federal Natl Mtge Assn #703726
   02-01-33               5.00              3,562,894                3,539,877
Federal Natl Mtge Assn #703818
   05-01-33               6.00              2,455,575                2,519,875
Federal Natl Mtge Assn #709901
   06-01-18               5.00              2,155,886                2,174,536
Federal Natl Mtge Assn #710823
   05-01-33               5.50              2,470,805                2,506,031
Federal Natl Mtge Assn #720006
   07-01-33               5.50              2,584,846                2,613,822
Federal Natl Mtge Assn #720070
   07-01-23               5.50              2,907,228                2,958,719
Federal Natl Mtge Assn #720378
   06-01-18               4.50              2,953,266                2,932,890
Federal Natl Mtge Assn #725232
   03-01-34               5.00              7,754,480                7,723,694
Federal Natl Mtge Assn #725284
   11-01-18               7.00                339,176                  355,218
Federal Natl Mtge Assn #725431
   08-01-15               5.50                186,023                  190,115
Federal Natl Mtge Assn #725684
   05-01-18               6.00              3,987,177                4,118,317
Federal Natl Mtge Assn #725737
   08-01-34               4.53              6,088,215(i)             6,091,989
Federal Natl Mtge Assn #726940
   08-01-23               5.50                395,465                  400,926
Federal Natl Mtge Assn #730231
   08-01-23               5.50              2,766,909                2,815,914
Federal Natl Mtge Assn #737330
   09-01-18               5.50              2,101,606                2,149,589
Federal Natl Mtge Assn #737374
   09-01-18               5.50              2,544,358                2,605,632
Federal Natl Mtge Assn #747642
   11-01-28               5.50                440,366                  445,704
Federal Natl Mtge Assn #747784
   10-01-18               4.50                919,202                  912,861
Federal Natl Mtge Assn #753074
   12-01-28               5.50              2,252,878                2,280,190
Federal Natl Mtge Assn #753206
   01-01-34               6.00              1,771,118                1,814,570
Federal Natl Mtge Assn #755056
   12-01-23               5.50              2,319,773                2,360,859
Federal Natl Mtge Assn #755598
   11-01-28               5.00                722,413                  717,746
Federal Natl Mtge Assn #758947
   12-01-18               6.00                850,491                  878,031
Federal Natl Mtge Assn #761031
   01-01-34               5.00                592,241                  588,529

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
140   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Balanced Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,g) (cont.)
Federal Natl Mtge Assn #765760
   02-01-19               5.00%            $4,889,562               $4,928,098
Federal Natl Mtge Assn #766641
   03-01-34               5.00              2,667,257(j)             2,652,764
Federal Natl Mtge Assn #768117
   08-01-34               5.44              1,047,087(i)             1,064,695
Federal Natl Mtge Assn #775582
   05-01-34               6.50              4,374,590                4,521,144
Federal Natl Mtge Assn #790759
   09-01-34               4.84              2,859,523(i)             2,870,166
Federal Natl Mtge Assn #811925
   04-01-35               4.92              2,155,856(i)             2,170,467
Federal Natl Mtge Assn #815264
   05-01-35               5.25              4,062,061(i)             4,109,877
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.41              1,787,145(m)             1,822,941
  Series 2005-AA2 Cl 2A1
   04-25-35               5.43              2,124,329(m)             2,158,297
  Series 2005-AA3 Cl 3A1
   05-25-35               5.41              2,211,357(m)             2,235,350
Govt Natl Mtge Assn
   09-01-35               5.00              6,800,000(j)             6,821,250
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl CI
   01-20-32               0.00                230,352(k)                24,699
Govt Natl Mtge Assn #604708
   10-15-33               5.50              2,244,367                2,289,957
Govt Natl Mtge Assn #780394
   12-15-08               7.00              1,043,570                1,074,520
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34               4.39              1,434,753(i)             1,416,372
IndyMac Index Mtge Loan Trust
  Series 2005-AR3 Cl 3A1
   04-25-35               5.34              1,315,772(i)             1,329,746
Collateralized Mtge Obligation
Interest Only
  Series 2005-AR8 Cl AX1
   04-25-35               4.50             66,926,694(i,k)             826,126
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.40              1,456,588(i)             1,437,506
Master Alternative Loans Trust
  Series 2004-2 Cl 4A1
   02-25-19               5.00              2,313,426                2,326,439
  Series 2004-4 Cl 2A1
   05-25-34               6.00              2,618,537                2,673,710
  Series 2004-7 Cl 8A1
   08-25-19               5.00              4,777,442                4,780,452
  Series 2004-8 Cl 7A1
   09-25-19               5.00              2,299,209                2,301,141
Structured Adjustable Rate Mtge Loan Trust
  Series 2004-3AC Cl B1
   03-25-34               4.93              1,837,589(i)             1,831,856
  Series 2004-5 Cl B1
   05-25-34               4.61              1,320,626(i)             1,301,266

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,g) (cont.)
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50%            $4,786,529               $4,813,982
Washington Mutual
  Series 2003-AR10 Cl A7
   10-25-33               4.07              2,400,000(i)             2,405,853
  Series 2004-CB2 Cl 6A
   07-25-19               4.50                228,358                  222,885
  Series 2004-CB4 Cl 22A
   12-25-19               6.00              2,341,769                2,415,609
Wells Fargo Mtge Backed Securities Trust
  Series 2005
   10-25-35               5.00              4,200,000(j)             4,221,656
  Series 2005-5 Cl 2A1
   05-25-35               5.50              3,883,237                3,937,747
  Series 2005-AR1 Cl 1A1
   02-25-35               4.56              9,875,595(i)             9,832,736
  Series 2005-AR4 Cl B1
   04-25-35               4.58                623,581(i)               606,477
Total                                                              325,037,841

Aerospace & Defense (--%)
L-3 Communications
   06-15-12               7.63                495,000                  524,700
   07-15-13               6.13                125,000                  126,250
Moog
  Sr Sub Nts
   01-15-15               6.25                 50,000                   50,000
Total                                                                  700,950

Automotive (0.1%)
DaimlerChrysler NA Holding
   11-15-13               6.50                735,000                  790,529
Ford Motor
   02-01-29               6.38                775,000                  566,512
Total                                                                1,357,041

Banking (1.9%)
Bank of America
  Sr Unsecured
   08-01-10               4.50              7,685,000                7,711,137
Bank United
   03-15-09               8.00              3,500,000                3,888,063
Banknorth Group
  Sr Nts
   05-01-08               3.75              3,385,000                3,348,137
Citigroup
   08-03-10               4.63             11,000,000               11,092,213
  Sr Nts
   05-29-15               4.70              1,085,000                1,083,742
HSBC Bank USA
  Sub Nts
   08-15-35               5.63              1,750,000                1,805,428
KFW Intl Finance
   10-17-05               2.50              6,250,000(c)             6,240,099

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Banking (cont.)
M&I Marshall & Ilsley Bank
  Sub Nts
   06-16-15               4.85%            $1,025,000               $1,032,148
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45              8,420,000                9,248,730
Total                                                               45,449,697

Building Materials (--%)
Norcraft Companies LP/Finance
  Sr Sub Nts
  11-01-11                9.00                205,000                  215,250

Chemicals (--%)
Airgas
   10-01-11               9.13                225,000                  241,875
Compass Minerals Group
   08-15-11              10.00                305,000                  333,975
Georgia Gulf
  Sr Nts
   12-15-13               7.13                428,000                  444,050
MacDermid
   07-15-11               9.13                175,000                  188,125
Total                                                                1,208,025

Diversified Manufacturing (0.2%)
Tyco Intl Group
  02-15-11                6.75              5,385,000(c)             5,930,113

Electric (1.1%)
CMS Energy
  Sr Nts
   01-15-09               7.50                450,000                  474,750
Consumers Energy
  1st Mtge
   09-15-35               5.80              1,875,000                1,954,635
Dayton Power & Light
  1st Mtge
   10-01-13               5.13              1,175,000                1,210,004
Dominion Resources
   06-15-35               5.95              1,980,000                2,068,146
DPL
  Sr Nts
   09-01-11               6.88                975,000                1,067,625
Exelon
   06-15-35               5.63              1,515,000                1,524,920
IPALCO Enterprises
  Secured
   11-14-08               8.38                375,000                  402,188
   11-14-11               8.63                595,000                  669,375
NorthWestern Energy
  Secured
   11-01-14               5.88                215,000(d)               222,015
Ohio Edison
   06-15-09               5.65              1,425,000(d)             1,467,180
  Sr Nts
   05-01-15               5.45                425,000                  439,572

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
141   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Balanced Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Electric (cont.)
Ohio Power
  Sr Nts Series H
   01-15-14               4.85%            $2,530,000               $2,549,329
Pacific Gas & Electric
   03-01-34               6.05              1,605,000                1,758,743
Pacificorp
  1st Mtge
   06-15-35               5.25                985,000                  990,994
Potomac Edison
  1st Mtge
   11-15-14               5.35              1,035,000(d)             1,072,353
   08-15-15               5.13                890,000(d)               910,014
Southern California Edison
  1st Mtge
   07-15-35               5.35              2,035,000                2,078,079
Tenaska Alabama Partners LP
  Secured
   06-30-21               7.00                130,000(d)               135,615
Utilicorp Canada Finance
   06-15-11               7.75                675,000(c)               705,375
Westar Energy
  1st Mtge
   07-01-14               6.00              4,033,000                4,390,355
Total                                                               26,091,267

Entertainment (0.1%)
Time Warner
   05-15-29               6.63              1,715,000                1,865,693
United Artists Theatre
   07-01-15               9.30              1,579,696                1,563,899
Total                                                                3,429,592

Food and Beverage (0.1%)
Burns Philp Capital Property
  Sr Sub Nts
   02-15-11              10.75                250,000(c)               278,750
Cott Beverages
   12-15-11               8.00                310,000                  327,050
Kraft Foods
   06-01-12               6.25              1,840,000                2,019,297
Total                                                                2,625,097

Gaming (0.2%)
Boyd Gaming
  Sr Sub Nts
   12-15-12               7.75                120,000                  127,800
   04-15-14               6.75                165,000                  168,506
Caesars Entertainment
  Sr Nts
   04-15-13               7.00                895,000                1,000,411
MGM MIRAGE
   10-01-09               6.00                265,000                  265,000
  Sr Nts
   02-27-14               5.88                115,000                  110,975
   07-15-15               6.63                770,000(d,j)             777,700
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13               6.13                165,000                  167,063
  Sr Sub Nts
   04-01-12               8.00                310,000                  330,150

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Gaming (cont.)
Station Casinos
  Sr Nts
   04-01-12               6.00%              $345,000                 $347,588
  Sr Sub Nts
   03-01-16               6.88                540,000(d,j)             554,850
Total                                                                3,850,043

Gas Pipelines (0.1%)
ANR Pipeline
   03-15-10               8.88                440,000                  480,021
Colorado Interstate Gas
  Sr Nts
   03-15-15               5.95                160,000(d)               158,800
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63                410,000                  438,908
Southern Natural Gas
   03-15-10               8.88                290,000                  316,377
Southern Star Central
  Secured
   08-01-10               8.50                190,000                  205,200
Transcontinental Gas Pipe Line
  Series B
   08-15-11               7.00                400,000                  430,000
Total                                                                2,029,306

Health Care (0.2%)
Cardinal Health
   06-15-15               4.00              5,610,000                5,192,341
HCA
  Sr Nts
   03-15-14               5.75                340,000                  336,011
Triad Hospitals
  Sr Nts
   05-15-12               7.00                300,000                  310,500
Total                                                                5,838,852

Home Construction (0.1%)
DR Horton
   12-01-07               7.50                225,000                  237,301
   01-15-09               5.00                410,000                  408,548
  Sr Nts
   02-15-15               5.25              1,595,000                1,532,181
Meritage Homes
   03-15-15               6.25                130,000                  121,713
Standard-Pacific
  Sr Nts
   08-15-15               7.00                330,000                  325,050
Total                                                                2,624,793

Independent Energy (0.1%)
Chesapeake Energy
   01-15-15               7.75                450,000                  483,750
  Sr Nts
   06-15-14               7.50                 39,000                   42,120
  Sr Unsecured
   08-15-17               6.50                660,000(d)               673,200
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25                180,000                  179,100

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Independent Energy (cont.)
Newfield Exploration
  Sr Nts
   03-01-11               7.63%               $50,000                  $54,500
  Sr Sub Nts
   08-15-12               8.38                880,000                  957,000
Plains Exploration & Production
  Sr Nts
   06-15-14               7.13                235,000                  250,275
Total                                                                2,639,945

Life Insurance (0.7%)
ASIF Global Financing XIX
  Secured
   01-17-13               4.90              2,030,000(d)             2,057,750
ING Security Life Institutional Funding
   01-15-10               4.25              4,065,000(d)             4,037,484
Metlife
  Sr Nts
   06-15-35               5.70              3,520,000                3,657,319
Metropolitan Life Global Funding I
  Sr Nts
   08-19-10               4.63                825,000(d)               831,422
Pricoa Global Funding I
   06-25-12               4.63              5,655,000(d)             5,665,478
Prudential Financial
   06-13-35               5.40              1,675,000                1,667,473
Total                                                               17,916,926

Lodging (--%)
Hilton Hotels
   12-01-12               7.63                495,000                  567,933
ITT
   11-15-15               7.38                225,000                  246,375
Total                                                                  814,308

Media Cable (0.1%)
Comcast
   03-15-11               5.50              1,845,000                1,907,637
DIRECTV Holdings LLC/Finance
  Sr Nts
   03-15-13               8.38                180,000                  197,550
Videotron Ltee
   01-15-14               6.88                145,000(c)               148,988
Total                                                                2,254,175

Media Non Cable (0.2%)
Corus Entertainment
  Sr Sub Nts
   03-01-12               8.75                140,000(c)               150,500
Dex Media East LLC/Finance
   11-15-09               9.88                 75,000                   81,844
Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10               8.50                340,000                  367,625
Emmis Operating
  Sr Sub Nts
   05-15-12               6.88                110,000                  110,000
Gray Television
   12-15-11               9.25                325,000                  351,813

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
142   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Balanced Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Media Non Cable (cont.)
Lamar Media
   01-01-13               7.25%              $165,000                 $173,663
  Sr Sub Nts
   08-15-15               6.63                285,000(d)               290,700
News America
   12-15-34               6.20              3,280,000                3,398,673
Quebecor Media
  Sr Nts
   07-15-11              11.13                 95,000(c)               104,500
Radio One
  Series B
   07-01-11               8.88                350,000                  374,062
Sun Media
   02-15-13               7.63                240,000(c)               253,500
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                300,000                  314,625
Total                                                                5,971,505

Metals (--%)
Peabody Energy
  Series B
  03-15-13                6.88                550,000                  572,688

Oil Field Services (0.1%)
Halliburton
   10-15-10               5.50              1,255,000                1,312,594
Key Energy Services
  Series C
   03-01-08               8.38                210,000                  217,350
Offshore Logistics
   06-15-13               6.13                 70,000                   68,250
Pride Intl
  Sr Nts
   07-15-14               7.38                140,000                  151,900
Total                                                                1,750,094

Other Financial Institutions (0.3%)
HSBC Finance
   06-30-15               5.00              5,535,000                5,563,820
Residential Capital
   06-30-10               6.38              2,340,000(d)             2,388,719
Total                                                                7,952,539

Packaging (--%)
Owens-Illinois Glass Container
   05-15-11               7.75                340,000                  360,400
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75                155,000                  158,294
Total                                                                  518,694

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Paper (--%)
Crown Paper
  Sr Sub Nts
  09-01-05               11.00%            $1,000,000(b,h,l)               $--

Pharmaceuticals (--%)
Merck & Co
  03-01-15                4.75                505,000                  500,630

Property & Casualty (--%)
Willis Group North America
  07-15-15                5.63              1,180,000                1,198,148

Railroads (0.1%)
Union Pacific
   04-15-12               6.50                255,000                  281,276
   05-01-14               5.38              3,010,000                3,134,021
Total                                                                3,415,297

REIT (0.2%)
Archstone-Smith Operating Trust
   05-01-15               5.25              2,720,000                2,763,156
ERP Operating LP
   04-01-13               5.20                990,000                1,009,813
Simon Property Group LP
   06-15-15               5.10              1,715,000(d)             1,708,637
Total                                                                5,481,606

Retailers (0.1%)
Flooring America
  Series B
   10-15-07               9.25              1,849,000(b,h,l)                --
United Auto Group
   03-15-12               9.63                125,000                  134,219
Wal-Mart Stores
   09-01-35               5.25              1,940,000(j)             1,957,584
Total                                                                2,091,803

Transportation Services (0.1%)
ERAC USA Finance
  05-01-15                5.60              1,755,000(d)             1,812,575

Wireless (0.1%)
Nextel Communications
  Sr Nts Series E
   10-31-13               6.88                690,000                  739,040
US Cellular
  Sr Nts
   12-15-33               6.70              2,075,000                2,224,209
Total                                                                2,963,249

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Wirelines (1.6%)
BellSouth
  Sr Unsecured
   11-15-34               6.00%              $985,000               $1,039,908
Qwest
   03-15-12               8.88                350,000                  382,375
Sprint Capital
   01-30-11               7.63              9,430,000               10,777,764
   11-15-28               6.88                295,000                  338,054
Telecom Italia Capital
   09-30-34               6.00              2,225,000(c,d)           2,284,198
TELUS
   06-01-11               8.00              7,102,500(c)             8,261,649
Verizon Pennsylvania
  Series A
   11-15-11               5.65             14,270,000               14,921,711
Total                                                               38,005,659

Total Bonds
(Cost: $883,303,754)                                              $887,011,904

Short-Term Securities (3.2%)(p)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agency (1.2%)
Federal Natl Mtge Assn Disc Nt
  09-08-05                3.25%           $30,200,000              $30,178,190

Commercial Paper (2.0%)
Fairway Finance
   10-03-05               3.61             10,000,000(t)             9,967,000
HSBC Finance
   09-01-05               3.56             18,400,000               18,398,180
Ranger Funding
   09-26-05               3.56             15,000,000(t)            14,961,542
Windmill Funding
   09-01-05               3.42              5,000,000(t)             4,999,525
Total                                                               48,326,247

Total Short-Term Securities
(Cost: $78,511,936)                                                $78,504,437

Total Investments in Securities
(Cost: $2,287,314,133)(u)                                       $2,506,748,863

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
143   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Balanced Fund

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2005, the value of foreign securities represented 6.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $53,598,234 or 2.2% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) The following abbreviations are used in the portfolio security description(s) to identify the insurer of the issue:

       AMBAC --     Ambac Assurance Corporation

       FSA   --     Financial Security Assurance

       MBIA  --     MBIA Insurance Corporation

(h)    Negligible market value.

(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2005.

(j) At Aug. 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $28,439,783.

(k) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Aug. 31, 2005.

(l) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Aug. 31, 2005, is as follows:

       Security                                 Acquisition              Cost
                                                   dates
       Crown Paper
         11.00% Sr Sub Nts 2005                  03-03-00            $580,109
       Flooring America
         9.25% Series B 2007              10-09-97 thru 12-17-02    2,058,360
       Pegasus Satellite
         12.75% Cm Pay-in-kind Series B          06-15-01               1,558

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2005.

(n) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

       Type of security                                         Notional amount

       Purchase contracts
       U.S. Long Bond, Dec. 2005, 20-year                         $12,200,000

       Sale contracts
       U.S. Treasury Note, Sept. 2005, 5-year                       7,100,000
       U.S. Treasury Note, Dec. 2005, 5-year                       31,400,000
       U.S. Treasury Note, Sept. 2005, 10-year                      6,100,000
       U.S. Treasury Note, Dec. 2005, 10-year                      61,600,000

(o) At Aug. 31, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(p) Cash collateral received from security lending activity is invested in short-term securities and represents 1.3% of net assets. See Note 6 to the financial statements. 1.9% of net assets is the Fund's cash equivalent position.

--------------------------------------------------------------------------------
144 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Balanced Fund

(q) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Aug. 31, 2005:

       Security                     Principal Settlement  Proceeds       Value
                                     amount      date    receivable
       Federal Natl Mtge Assn
         09-01-20 4.50%           $4,000,000    9-19-05 $3,920,625  $3,966,248
         09-01-20 5.00             6,405,000    9-19-05  6,399,996   6,449,034
         09-01-35 5.00             8,000,000    9-14-05  7,826,250   7,945,000
         09-01-35 5.50            17,000,000    9-14-05 16,972,969  17,170,000
       Federal Home Loan Mtge Corp
         09-01-35 6.50             5,000,000    9-14-05  5,156,250   5,164,060

(r) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at Aug. 31, 2005.

(s) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(t) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $29,928,067 or 1.2% of net assets.

(u) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $2,300,814,408 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                   $253,768,394
       Unrealized depreciation                                    (47,833,939)
                                                                  -----------
       Net unrealized appreciation                               $205,934,455
                                                                 ------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
145   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Cash Management Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Certificates of Deposit (5.2%)
Issuer                 Effective              Principal               Value(a)
                         yield                 amount

Certificate of Deposit
Barclays Bank
   06-01-06               3.46%            $5,000,000(c)            $4,999,627
Citibank
   09-16-05               3.41              5,000,000                5,000,000
   11-10-05               3.72              3,000,000                3,000,000
Credit Suisse First Boston NY
   02-14-06               3.76             10,000,000(c)            10,000,000
DEPFA Bank
   10-13-05               3.52              3,000,000                3,000,000
   11-09-05               3.72              5,000,000                5,000,000
SunTrust Banks
  05-12-06                3.73              5,000,000(c)             4,999,829

Total Certificates of Deposit
(Cost: $35,999,456)                                                $35,999,456

Commercial Paper (95.7%)
Issuer                 Effective              Principal               Value(a)
                         yield                 amount

Asset-Backed (64.1%)
Alpine Securitization
   10-03-05               3.41%            $5,000,000(b)            $4,984,400
Amstel Funding
   09-07-05               2.85              6,800,000(b)             6,796,237
   09-19-05               3.18             10,000,000(b)             9,983,250
Amsterdam Funding
   09-14-05               3.26              4,000,000(b)             3,994,930
   10-12-05               3.53              8,000,000(b)             7,967,200
Beta Finance
   09-29-05               3.31              5,400,000                5,385,636
   10-20-05               3.47              5,500,000                5,473,649
   10-21-05               3.50             12,300,000               12,239,322
Bryant Park Funding LLC
   09-12-05               3.13              4,300,000(b)             4,295,520
   09-20-05               3.35              6,300,000(b)             6,288,296
   10-04-05               3.51              1,200,000(b)             1,196,040
   10-17-05               3.47              5,000,000(b)             4,977,447
   10-25-05               3.52              7,700,000(b)             7,658,767
CAFCO LLC
   09-02-05               1.70              3,100,000(b)             3,099,707
   09-27-05               3.42              3,000,000(b)             2,992,330
   10-07-05               3.53              8,100,000(b)             8,070,759
   10-25-05               3.55              7,000,000(b)             6,962,200
   11-02-05               3.67              2,400,000(b)             2,384,665
CC (USA)/Centari
   09-12-05               3.05              5,000,000                4,994,928
   09-15-05               3.21              5,600,000                5,592,508
   10-03-05               3.36              5,000,000                4,984,667

Commercial Paper (continued)
Issuer                 Effective              Principal               Value(a)
                         yield                 amount

Asset-Backed (cont.)
CHARTA LLC
   09-08-05               3.02%            $5,000,000(b)            $4,996,646
   10-03-05               3.49              5,000,000(b)             4,984,044
   10-05-05               3.35              4,200,000(b)             4,186,355
   10-12-05               3.58              2,700,000(b)             2,688,776
   10-17-05               3.55              4,000,000(b)             3,981,549
   11-14-05               3.71              4,100,000(b)             4,068,522
Citibank Credit Card Dakota Notes
   10-19-05               3.50              5,200,000(b)             5,175,317
CRC Funding LLC
   09-21-05               3.29              3,400,000(b)             3,393,483
   09-23-05               3.38              3,000,000(b)             2,993,528
   10-14-05               3.55              6,000,000(b)             5,974,057
   10-18-05               3.58              2,700,000(b)             2,687,169
   11-01-05               3.65              3,500,000(b)             3,478,116
Dorado Finance
   09-12-05               3.05              5,000,000                4,994,928
   09-19-05               3.15              3,000,000                2,995,020
   10-24-05               3.55              2,300,000                2,287,810
   11-03-05               3.63              2,000,000                1,987,190
Edison Asset Securitization
   12-13-05               3.76              3,000,000(b)             2,967,727
Emerald Certificates MBNA MCCT
   09-01-05               3.22              5,300,000(b)             5,300,000
   09-27-05               3.31              9,000,000(b)             8,977,705
   11-08-05               3.71              5,000,000(b)             4,964,678
   11-16-05               3.76              5,000,000(b)             4,960,100
Fairway Finance
   01-03-06               3.64              5,000,000(c)             4,999,830
Falcon Asset Securitization
   09-13-05               3.16              9,800,000(b)             9,788,828
FCAR Owner Trust
   12-02-05               3.76              6,300,000                6,239,472
FCAR Owner Trust I
   09-07-05               2.85             11,000,000               10,993,913
   10-17-05               3.51             10,000,000                9,954,319
Five Finance
   11-28-05               3.76              2,800,000                2,774,196
Galaxy Funding
   09-16-05               3.15              3,300,000(b)             3,295,394
   10-06-05               3.49              2,200,000(b)             2,192,343
   10-27-05               3.56             11,500,000(b)            11,435,600
   10-28-05               3.57              4,300,000(b)             4,275,422
Grampian Funding LLC
   09-01-05               3.21              5,000,000(b)             5,000,000
   10-20-05               3.48              5,000,000(b)             4,975,976
   11-04-05               3.60              7,000,000(b)             6,954,827
   11-08-05               3.64              4,400,000(b)             4,369,498

Commercial Paper (continued)
Issuer                 Effective              Principal               Value(a)
                         yield                 amount

Asset-Backed (cont.)
Greyhawk Funding LLC
   09-12-05               3.05%            $5,800,000(b)            $5,794,116
K2 (USA) LLC
   09-22-05               3.20             14,500,000               14,471,665
   09-26-05               3.29              2,300,000                2,294,553
   11-04-05               3.65              5,000,000                4,967,289
   01-17-06               3.52              3,500,000(c)             3,499,746
Nieuw Amsterdam
   09-09-05               3.10              5,000,000(b)             4,996,122
   09-28-05               3.45              2,200,000(b)             2,194,110
   10-21-05               3.50              2,300,000(b)             2,288,660
   10-24-05               3.52              7,500,000(b)             7,460,581
Old Line Funding
   10-05-05               3.52              7,500,000(b)             7,474,429
Scaldis Capital LLC
   10-24-05               3.52              7,400,000(b)             7,361,107
   10-31-05               3.56              5,700,000(b)             5,665,800
   11-08-05               3.66              3,900,000(b)             3,872,817
Sedna Finance
   10-27-05               3.61              3,000,000                2,982,967
   11-02-05               3.66              3,500,000                3,477,697
   11-23-05               3.75              4,800,000                4,758,389
   08-15-06               3.74             10,000,000(c)            10,000,000
Sigma Finance
   11-03-05               3.61              4,600,000                4,570,698
   03-20-06               3.57             15,000,000(c)            14,999,457
Thames Asset Global Securitization No 1
   09-20-05               3.37              9,900,000(b)             9,881,504
Variable Funding Capital
   09-06-05               2.82              3,500,000(b)             3,498,357
   09-21-05               3.28              8,500,000(b)             8,483,756
White Pine Finance LLC
   02-10-06               3.53              5,500,000(c)             5,499,512
   03-15-06               3.53              5,000,000(c)             4,999,399
Windmill Funding
   11-02-05               3.65              3,000,000(b)             2,980,935
Total                                                              444,088,462

Banking (14.6%)
DekaBank Deutsche Girozentrale
   08-18-06               3.61              4,000,000(c)             4,000,000
DEPFA Bank
   06-15-06               3.42             10,000,000(c)            10,000,000
Nordea Bank
   09-06-05               2.82             12,900,000               12,893,944
   09-26-05               3.28              4,200,000                4,190,083
Northern Rock
   10-14-05               3.48              5,000,000(b)             4,978,799
   10-26-05               3.54              5,800,000(b)             5,768,277
   02-03-06               3.54              5,000,000(c)             5,000,000
   07-07-06               3.41             10,700,000(c)            10,700,000

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
146   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Cash Management Fund

Issuer                 Effective              Principal               Value(a)
                         yield                 amount

Banking (cont.)
Skandinaviska Enskilda Banken
   09-18-06               3.58%           $10,000,000(c)           $10,000,000
   12-31-40               3.55              5,000,000(c)             5,000,000
Societe Generale North America
   09-06-05               2.73              3,500,000                3,498,410
   12-14-05               3.77              7,800,000                7,715,275
Wells Fargo Bank
   09-01-06               3.49              5,000,000(c)             5,000,000
Westpac Banking
   07-11-06               3.40             10,700,000(c)            10,700,000
Westpac Capital
   11-14-05               3.61              2,000,000                1,985,077
Total                                                              101,429,865

Brokerage (7.7%)
Bear Stearns Companies
   09-08-05               2.99              2,500,000                2,498,342
   11-07-05               3.66             10,000,000                9,931,325
   09-15-06               3.58              5,000,000(c)             5,000,000
   09-28-06               3.68              5,000,000(c)             5,000,000
Goldman Sachs Group
   05-24-06               3.61              5,000,000(b,c)           5,000,000
   05-25-06               3.54              5,000,000(b,c)           5,000,000
   09-15-06               3.56              5,000,000(c)             5,000,000

Commercial Paper (continued)
Issuer                 Effective              Principal               Value(a)
                         yield                 amount

Brokerage (cont.)
Lehman Brothers Holdings
   06-22-06               3.70%            $8,000,000(c)            $8,000,000
Merrill Lynch & Co
   02-03-06               3.60              5,000,000(c)             5,000,000
Morgan Stanley & Co
   10-05-05               3.55              3,000,000                2,989,687
Total                                                               53,419,354

Foreign Local Government (0.7%)
Westdeutsche Landesbank Girozentrale
  09-08-06                3.58              5,000,000(c)             5,000,000

Life Insurance (3.8%)
Irish Life & Permanent
   10-11-05               3.46              7,000,000(b)             6,972,545
   10-13-05               3.46              5,000,000(b)             4,979,408
   10-27-05               3.55              5,000,000(b)             4,972,078
   11-14-05               3.73              2,600,000(b)             2,579,958
   11-15-05               3.68              2,200,000(b)             2,183,042
   09-21-06               3.64              5,000,000(c)             4,999,490
Total                                                               26,686,521

Commercial Paper (continued)
Issuer                 Effective              Principal               Value(a)
                         yield                 amount

Non Captive Consumer (2.5%)
SLM
   03-15-06               3.57%            $7,500,000(c)            $7,500,000
   08-18-06               3.61             10,000,000(c)            10,000,000
Total                                                               17,500,000

Other Financial Institutions (0.7%)
HSBC Finance
  09-25-06                3.63              5,000,000(c)             5,000,000

Pharmaceuticals (0.7%)
Eli Lilly Services
  09-01-06                3.72              5,000,000                5,000,000

Total Commercial Paper
(Cost: $658,124,202)                                              $658,124,202

Total Investments in Securities
(Cost: $694,123,658)(d)                                           $694,123,658

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $324,103,809 or 47.1% of net assets.

(c) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2005. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(d) Also represents the cost of securities for federal income tax purposes at Aug. 31, 2005.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
147   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Core Bond Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (93.4%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Sovereign (1.7%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-07               6.00%               409,000(c)              $529,446
United Kingdom Treasury
  (British Pound)
   12-07-06               7.50                180,000(c)               337,734
United Mexican States
   09-27-34               6.75                115,000(c)               124,660
Total                                                                  991,840

U.S. Government Obligations & Agencies (28.3%)
Federal Farm Credit Bank
   10-10-08               4.25                225,000                  226,287
Federal Home Loan Bank
   09-22-05               2.13                275,000                  274,761
   08-11-06               3.25                850,000                  843,829
Federal Home Loan Mtge Corp
   09-15-06               3.63                895,000                  891,868
   06-15-08               3.88                870,000                  865,580
   10-15-08               5.13                185,000                  190,619
   03-18-09               3.76                125,000                  123,495
   07-12-10               4.13                962,000                  960,267
Federal Natl Mtge Assn
   05-15-07               3.88              1,250,000                1,247,275
   05-15-08               6.00                580,000                  608,515
   02-15-09               3.25              1,215,000                1,182,083
U.S. Treasury
   11-30-06               2.88                 75,000                   74,150
   08-15-07               2.75                815,000                  798,478
   07-15-10               3.88              1,375,000                1,375,054
   08-15-10               4.13                670,000                  677,799
   02-15-15               4.00                630,000                  628,154
   05-15-15               4.13                125,000                  125,806
   08-15-15               4.25                485,000                  494,169
   08-15-23               6.25              1,522,000(h)             1,885,973
   02-15-26               6.00              1,958,000                2,401,151
U.S. Treasury Inflation-Indexed Bond
   01-15-15               1.63                534,765(m)               534,128
Total                                                               16,409,441

Asset-Backed (3.2%)
AAA Trust
  Series 2005-2 Cl A1
   11-26-35               3.74                297,301(d,j)             296,993
Aesop Funding II LLC
  Series 2004-2A Cl A1 (FGIC)
   04-20-08               2.76                 50,000(d,e)              48,983
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl A4 (FSA)
   02-12-09               3.55                100,000(e)                99,537
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00                 50,000(e)                49,445
  Series 2005-BM Cl A3 (MBIA)
   02-06-10               4.05                150,000(e)               149,320

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Asset-Backed (cont.)
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29%              $100,000(d,e)             $99,332
Capital Auto Receivables Asset Trust
  Series 2004-1
   09-15-10               2.84                 50,000                   48,744
  Series 2005-1 Cl A4
   07-15-09               4.05                125,000                  125,190
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
   11-15-09               4.08                100,000                   99,330
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
   03-15-10               4.35                 50,000                   50,138
Franklin Auto Trust
  Series 2004-1 Cl A3 (MBIA)
   03-15-12               4.15                 25,000(e)                24,972
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53                 50,000                   49,486
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40                 50,000(e)                49,479
Metris Master Trust
  Series 2004-2 Cl M
   10-20-10               4.00                 50,000(j)                50,048
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                 60,000                   59,114
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90                 50,000                   49,482
Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10-15-08               3.54                 75,000                   74,225
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
   06-25-35               4.49                 55,000                   54,751
Triad Auto Receivables Owner Trust
  Series 2005-A Cl A3 (AMBAC)
   03-12-10               4.05                150,000(e)               149,244
WFS Financial Owner Trust
  Series 2004-1 Cl D
   08-22-11               3.17                 54,603                   53,841
  Series 2004-3 Cl A3
   03-17-09               3.30                 50,000                   49,522
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54                100,000                   98,986
Total                                                                1,830,162

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f) (10.4%)
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
   11-10-42               5.03%               $75,000                  $77,080
Bank of America-First Union NB Commercial Mtge
  Series 2001-3 Cl A1
   04-11-37               4.89                 60,163                   60,802
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
   07-11-42               4.57                100,000                  100,224
  Series 2004-T16 Cl A3
   02-13-46               4.03                195,000                  192,275
  Series 2005-PWR8 Cl A1
   06-11-41               4.21                146,888                  146,512
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46                166,146(d)               166,503
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A1
   05-15-19               5.25                156,978                  161,341
  Series 2002-FX1 Cl A2
   11-15-30               5.68                100,000                  105,502
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
   09-20-51               4.15                186,786(d)               186,124
Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
   09-15-14               3.79                 50,000(d,j)              49,776
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
   11-15-36               4.49                246,550                  246,903
  Series 2004-C1 Cl A2
   01-15-37               3.52                 50,000                   48,895
Federal Natl Mtge Assn
   08-25-12               4.72                100,000                  101,024
Federal Natl Mtge Assn #385717
   11-01-12               4.84                 96,536                   98,126
Federal Natl Mtge Assn #386599
   11-01-10               4.47                 24,195                   24,095
Federal Natl Mtge Assn #386768
   01-01-11               4.23                 97,757                   96,848
Federal Natl Mtge Assn #555806
   10-01-13               5.11                185,613                  192,679
Federal Natl Mtge Assn #735029
   09-01-13               5.28                148,338                  154,483
GE Capital Commercial Mtge
  Series 2001-3 Cl A1
   06-10-38               5.56                 60,634                   62,283
  Series 2004-C2 Cl A2
   03-10-40               4.12                 50,000                   49,310
  Series 2005-C1 Cl A5
   06-10-48               4.77                100,000                  100,988

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
148   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Core Bond Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f) (cont.)
GE Capital Commercial Mtge (cont.)
  Series 2005-C3 Cl A1
   07-10-45               4.59%              $110,000                 $110,823
  Series 2005-C3 Cl A2
   07-10-45               4.85                 80,000                   81,333
General Electric Capital Assurance
  Series 2003-1 Cl A3
   05-12-35               4.77                175,000(d)               176,727
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41               4.55                100,000                   99,791
  Series 2005-C1 Cl A1
   05-10-43               4.21                 73,625                   73,396
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
   06-10-36               4.76                125,000                  126,299
  Series 2004-GG1 Cl A5
   06-10-36               4.88                 50,000                   50,909
  Series 2005-GG3 Cl A1
   08-10-42               3.92                 45,771                   45,446
  Series 2005-GG3 Cl A3
   08-10-42               4.57                150,000                  150,088
GS Mtge Securities II
  Series 2004-GG2 Cl A4
   08-10-38               4.96                 75,000                   76,457
  Series 2005-GG4 Cl A1
   07-10-39               4.37                123,887                  123,961
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
   10-12-37               4.37                 66,015                   66,040
  Series 2003-CB6 Cl A2
   07-12-37               5.26                 50,000                   52,105
  Series 2003-LN1 Cl A1
   10-15-37               4.13                113,718                  112,051
  Series 2003-ML1A Cl A1
   03-12-39               3.97                 45,897                   45,147
  Series 2004-C2 Cl A2
   05-15-41               5.26                100,000(j)               103,020
  Series 2004-CBX Cl A3
   01-12-37               4.18                 50,000                   49,450
  Series 2004-CBX Cl A5
   01-12-37               4.65                 50,000                   50,214
  Series 2005-CB11 Cl A3
   08-12-37               5.20                100,000                  103,475
  Series 2005-LDP2 Cl A1
   07-15-42               4.33                244,524                  245,177
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
   09-15-26               4.56                 60,000                   60,074
  Series 2003-C8 Cl A2
   11-15-27               4.21                180,000                  178,855
  Series 2003-C8 Cl A3
   11-15-27               4.83                100,000                  101,386
  Series 2004-C2 Cl A3
   03-15-29               3.97                 50,000                   48,321
  Series 2004-C4 Cl A3
   06-15-29               5.16                 50,000(j)                51,657

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f) (cont.)
JPMorgan Chase Commercial Mtge Securities (cont.)
  Series 2004-C6 Cl A2
   08-15-29               4.19%              $100,000                  $99,218
  Series 2004-C6 Cl A4
   08-15-29               4.58                125,000                  125,444
  Series 2004-C7 Cl A2
   10-15-29               3.99                 50,000                   49,115
  Series 2004-C8 Cl A2
   12-15-29               4.20                 75,000                   74,334
  Series 2005-C3 Cl A1
   07-15-30               4.39                 73,167                   73,321
  Series 2005-C5 Cl A2
   09-15-40               4.89                100,000                  101,478
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
   06-12-43               4.22                 97,751                   97,491
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
   05-15-40               3.27                136,491                  130,551
  Series 2004-HQ4 Cl A5
   04-14-40               4.59                 75,000                   74,957
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
   01-15-39               5.98                125,000                  134,962
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
   02-11-36               3.67                 86,810                   84,832
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38                100,000                   99,649
  Series 2005-C16 Cl A3
   10-15-41               4.62                100,000                  100,283
Total                                                                6,049,610

Mortgage-Backed (32.6%)(f,i)
Adjustable Rate Mtge Trust
  Series 2005-3 Cl 7A1
   07-25-35               5.10                141,670(g)               142,579
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 4A1
   01-25-19               4.75                 80,813                   80,595
Bear Stearns Adjustable Rate Mtge Trust
  Series 2004-10 Cl 13A1
   01-25-35               5.03                152,723(g)               153,031
  Series 2004-12 Cl 3A1
   02-25-35               5.19                101,963(g)               102,441
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75                 49,389                   49,108
  Series 2005-6CB Cl 1A1
   04-25-35               7.50                116,782                  122,407
Countrywide Home Loans
  Series 2005-R2 Cl 2A1
   06-25-35               7.00                175,880(d)               186,488

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,i) (cont.)
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
   01-15-18               6.50%               $70,421                  $75,008
   10-15-27               5.00                300,000                  303,306
   06-15-28               5.00                275,000                  278,377
   12-15-28               5.50                125,000                  128,364
  Collateralized Mtge Obligation
  Interest Only
   07-15-17               0.92                304,644(k)                31,379
   08-01-20               8.00                247,552(k)                42,700
  Collateralized Mtge Obligation
  Principal Only
   08-01-20               4.60                250,000(l)               205,395
Federal Home Loan Mtge Corp #B11452
   12-01-18               6.00                192,300                  198,419
Federal Home Loan Mtge Corp #B11835
   01-01-19               5.50                155,335                  158,793
Federal Home Loan Mtge Corp #B12280
   02-01-19               5.50                190,762                  195,009
Federal Home Loan Mtge Corp #C46101
   08-01-29               6.50                386,707                  401,316
Federal Home Loan Mtge Corp #C90613
   01-01-23               5.00                 64,546                   64,640
Federal Home Loan Mtge Corp #C90683
   06-01-23               5.00                127,834                  128,018
Federal Home Loan Mtge Corp #C90767
   12-01-23               6.00                 67,150                   69,171
Federal Home Loan Mtge Corp #D96348
   10-01-23               5.50                192,220                  195,661
Federal Home Loan Mtge Corp #G01410
   04-01-32               7.00                111,848                  117,032
Federal Natl Mtge Assn
   09-01-20               5.00                550,000(b)               553,781
   09-01-20               5.50                540,000(b)               551,475
   09-01-20               6.00                500,000(b)               515,938
   09-01-35               5.50                300,000(b)               303,000
   10-01-35               6.00              1,550,000(b)             1,583,906
Federal Natl Mtge Assn #252440
   05-01-29               7.00                221,249                  232,216
Federal Natl Mtge Assn #254560
   11-01-32               5.00                 27,860                   27,756
Federal Natl Mtge Assn #255788
   06-01-15               5.50                437,208                  447,727
Federal Natl Mtge Assn #323715
   05-01-29               6.00                101,214                  103,912
Federal Natl Mtge Assn #545869
   07-01-32               6.50                 61,654                   64,098
Federal Natl Mtge Assn #545874
   08-01-32               6.50                182,344                  189,422
Federal Natl Mtge Assn #555340
   04-01-33               5.50                185,968                  188,792
Federal Natl Mtge Assn #615135
   11-01-16               6.00                239,178                  247,030
Federal Natl Mtge Assn #650009
   09-01-31               7.50                 56,312                   59,794
Federal Natl Mtge Assn #667604
   10-01-32               5.50                229,043                  231,665

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
149   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Core Bond Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,i) (cont.)
Federal Natl Mtge Assn #677089
   01-01-33               5.50%              $221,820                 $224,358
Federal Natl Mtge Assn #677695
   02-01-33               6.50                469,842                  488,994
Federal Natl Mtge Assn #683116
   02-01-33               6.00                390,907                  400,504
Federal Natl Mtge Assn #704610
   06-01-33               5.50                223,297                  225,800
Federal Natl Mtge Assn #720378
   06-01-18               4.50                 73,832                   73,322
Federal Natl Mtge Assn #724867
   06-01-18               5.00                144,526                  145,781
Federal Natl Mtge Assn #725232
   03-01-34               5.00                484,655                  482,731
Federal Natl Mtge Assn #725284
   11-01-18               7.00                 60,567                   63,432
Federal Natl Mtge Assn #725431
   08-01-15               5.50                128,291                  131,114
Federal Natl Mtge Assn #725719
   07-01-33               4.85                 88,237(g)                87,741
Federal Natl Mtge Assn #725737
   08-01-34               4.53                 95,877(g)                95,937
Federal Natl Mtge Assn #735160
   12-01-34               4.40                 95,811(g)                95,614
Federal Natl Mtge Assn #743455
   10-01-18               5.50                254,541                  260,236
Federal Natl Mtge Assn #743579
   11-01-33               5.50                140,538                  142,113
Federal Natl Mtge Assn #747784
   10-01-18               4.50                259,775                  257,982
Federal Natl Mtge Assn #749745
   11-01-18               4.50                339,933                  337,587
Federal Natl Mtge Assn #753074
   12-01-28               5.50                176,006                  178,140
Federal Natl Mtge Assn #759330
   01-01-19               6.50                170,852                  177,109
Federal Natl Mtge Assn #759342
   01-01-34               6.50                139,528                  144,983
Federal Natl Mtge Assn #761031
   01-01-34               5.00                225,563                  224,149
Federal Natl Mtge Assn #763754
   02-01-29               5.50                179,973                  182,067
Federal Natl Mtge Assn #765760
   02-01-19               5.00                174,200                  175,573
Federal Natl Mtge Assn #790759
   09-01-34               4.84                219,963(g)               220,782
Federal Natl Mtge Assn #791447
   10-01-34               6.00                480,789                  492,209
Federal Natl Mtge Assn #794958
   10-01-19               6.00                266,454                  275,173
Federal Natl Mtge Assn #800137
   11-01-34               6.50                197,085                  203,687
Federal Natl Mtge Assn #811925
   04-01-35               4.92                143,724(g)               144,698
Federal Natl Mtge Assn #815264
   05-01-35               5.25                386,863(g)               391,417
Federal Natl Mtge Assn #829227
   08-01-35               6.00                500,000                  511,884

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,i) (cont.)
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.41%               $72,945(j)               $74,406
  Series 2005-AA2 Cl 2A1
   04-25-35               5.44                111,807                  113,595
  Series 2005-AA3 Cl 3A1
   05-25-35               5.42                113,987                  115,224
  Series 2005-AA4 Cl B1
   06-25-35               5.39                129,935                  132,106
Govt Natl Mtge Assn
   09-01-35               5.00                100,000(b)               100,313
IndyMac Index Mtge Loan Trust
  Series 2005-AR3 Cl 3A1
   04-25-35               5.34                 66,904(g)                67,614
Master Alternative Loans Trust
  Series 2004-2 Cl 4A1
   02-25-19               5.00                137,360                  138,132
  Series 2004-4 Cl 2A1
   05-25-34               6.00                106,157                  108,394
  Series 2004-7 Cl 8A1
   08-25-19               5.00                 57,989                   58,026
  Series 2004-8 Cl 7A1
   09-25-19               5.00                 89,290                   89,365
  Series 2005-3 Cl 1A2
   04-25-35               5.50                300,000                  303,618
Structured Adjustable Rate Mtge Loan Trust
  Series 2004-5 Cl B1
   05-25-34               4.61                 99,670(g)                98,209
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50                186,488                  187,558
Washington Mutual
  Series 2003-AR10 Cl A7
   10-25-33               4.07                125,000(g)               125,305
  Series 2004-CB2 Cl 6A
   07-25-19               4.50                258,519                  252,322
  Series 2005-AR11 Cl A1B1
   08-25-45               3.93                300,000(g)               300,000
  Series 2005-AR8 Cl 2AB1
   07-25-45               3.89                442,828(g)               442,690
Wells Fargo Mtge Backed Securities Trust
  Series 2005
   10-25-35               5.00                275,000(b)               276,418
  Series 2005-5 Cl 2A1
   05-25-35               5.50                194,162                  196,887
  Series 2005-AR1 Cl 1A1
   02-25-35               4.56                160,765(g)               160,068
Total                                                               18,905,116

Automotive (0.2%)
DaimlerChrysler NA Holding
   11-15-13               6.50                 45,000                   48,400
Lear
  Series B
   08-01-14               5.75                 65,000                   57,769
Total                                                                  106,169

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Banking (4.1%)
Bank of America
  Sr Unsecured
   08-01-10               4.50%              $520,000                 $521,769
Banknorth Group
  Sr Nts
   05-01-08               3.75                155,000                  153,312
Citigroup
   08-03-10               4.63                700,000                  705,867
  Sr Nts
   05-29-15               4.70                105,000                  104,878
KFW Intl Finance
   10-17-05               2.50                225,000(c)               224,644
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45                615,000                  675,531
Total                                                                2,386,001

Diversified Manufacturing (0.7%)
Tyco Intl Group
  02-15-11                6.75                345,000(c)               379,924

Electric (2.1%)
Consumers Energy
  1st Mtge
   09-15-35               5.80                125,000                  130,309
Dayton Power & Light
  1st Mtge
   10-01-13               5.13                 60,000                   61,787
Dominion Resources
   06-15-35               5.95                115,000                  120,120
Exelon
   06-15-35               5.63                 90,000                   90,589
Ohio Power
  Sr Nts Series H
   01-15-14               4.85                155,000                  156,184
Pacific Gas & Electric
   03-01-34               6.05                 85,000                   93,142
Pacificorp
  1st Mtge
   06-15-35               5.25                 55,000                   55,335
Potomac Edison
  1st Mtge
   08-15-15               5.13                120,000(d)               122,699
Southern California Edison
  1st Mtge
   07-15-35               5.35                120,000                  122,540
Westar Energy
  1st Mtge
   07-01-14               6.00                230,000                  250,380
Total                                                                1,203,085

Entertainment (0.2%)
Time Warner
  05-15-29                6.63                115,000                  125,105

Food and Beverage (0.2%)
Kraft Foods
  06-01-12                6.25                 85,000                   93,283

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
150   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Core Bond Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Health Care (0.6%)
Cardinal Health
  06-15-15                4.00%              $353,000                 $326,720

Life Insurance (1.8%)
ASIF Global Financing XIX
  Secured
   01-17-13               4.90                135,000(d)               136,845
ING Security Life Institutional Funding
   01-15-10               4.25                220,000(d)               218,511
Metlife
  Sr Nts
   06-15-35               5.70                215,000                  223,387
Metropolitan Life Global Funding I
  Sr Nts
   08-19-10               4.63                100,000(d)               100,778
Pricoa Global Funding I
   06-25-12               4.63                250,000(d)               250,464
Prudential Financial
   06-13-35               5.40                100,000                   99,551
Total                                                                1,029,536

Media Cable (0.2%)
Comcast
  03-15-11                5.50                125,000                  129,244

Media Non Cable (0.3%)
News America
  12-15-34                6.20                190,000                  196,874

Oil Field Services (0.1%)
Halliburton
  10-15-10                5.50                 80,000                   83,671

Other Financial Institutions (0.9%)
HSBC Finance
   06-30-15               5.00                360,000                  361,875
Residential Capital
   06-30-10               6.38                155,000(d)               158,227
Total                                                                  520,102

Pharmaceuticals (--%)
Merck & Co
  03-01-15                4.75                 25,000                   24,784

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Property & Casualty (0.1%)
Willis Group North America
  07-15-15                5.63%               $70,000                  $71,077

Railroads (0.4%)
Union Pacific
   04-15-12               6.50                 20,000                   22,061
   05-01-14               5.38                180,000                  187,416
Total                                                                  209,477

REITS (0.6%)
Archstone-Smith Operating Trust
   05-01-15               5.25                170,000                  172,697
ERP Operating LP
   04-01-13               5.20                 60,000                   61,201
Simon Property Group LP
   06-15-15               5.10                115,000(d)               114,573
Total                                                                  348,471

Retailers (0.2%)
Wal-Mart Stores
  09-01-35                5.25                130,000(b)               131,178

Transportation Services (0.2%)
ERAC USA Finance
  05-01-15                5.60                 90,000(d)                92,953

Wireless (0.2%)
US Cellular
  Sr Nts
  12-15-33                6.70                115,000                  123,269

Wirelines (4.1%)
BellSouth
  Sr Unsecured
   11-15-34               6.00                 65,000                   68,623
Sprint Capital
   01-30-11               7.63                560,000                  640,037
   11-15-28               6.88                 40,000                   45,838
Telecom Italia Capital
   09-30-34               6.00                135,000(c,d)             138,592

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Wirelines (cont.)
TELUS
   06-01-11               8.00%              $395,000(c)              $459,465
Verizon Pennsylvania
  Series A
   11-15-11               5.65                960,000                1,003,843
Total                                                                2,356,398

Total Bonds
(Cost: $53,812,827)                                                $54,123,490

Short-Term Securities (14.1%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agencies (9.7%)
Federal Home Loan Bank Disc Nt
   09-23-05               3.48%              $700,000                 $698,448
Federal Home Loan Mtge Corp Disc Nts
   09-06-05               3.43              2,500,000                2,498,571
   09-20-05               3.43              1,000,000                  998,100
Federal Natl Mtge Assn Disc Nts
   09-08-05               3.25                900,000                  899,350
   10-05-05               3.49                500,000                  498,308
Total                                                                5,592,777

Commercial Paper (4.4%)
General Electric Capital
   09-01-05               3.56              1,100,000                1,099,891
Rabobank USA Financial
   09-09-05               3.50              1,500,000                1,498,688
Total                                                                2,598,579

Total Short-Term Securities
(Cost: $8,192,141)                                                  $8,191,356

Total Investments in Securities
(Cost: $62,004,968)(n)                                             $62,314,846

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Aug. 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $3,907,593.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2005, the value of foreign securities represented 3.8% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $2,544,568 or 4.4% of net assets.

(e) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

       AMBAC --    Ambac Assurance Corporation

       FGIC  --    Financial Guaranty Insurance Company

       FSA   --    Financial Security Assurance

       MBIA  --    MBIA Insurance Corporation

--------------------------------------------------------------------------------
151   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Core Bond Fund

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2005.

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

       Type of security                                       Notional amount

       Purchase contracts
       U.S. Long Bond, Dec. 2005, 20-year                          $1,000,000

       Sale contracts
       U.S. Treasury Note, Sept. 2005, 5-year                         800,000
       U.S. Treasury Note, Sept. 2005, 10-year                        100,000
       U.S. Treasury Note, Dec. 2005, 5-year                        2,700,000
       U.S. Treasury Note, Dec. 2005, 10-year                       1,600,000

(i) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Aug. 31, 2005:

       Security              Principal  Settlement   Proceeds           Value
                                amount     date    receivable
       Federal Natl Mtge Assn
         09-01-20 4.50%        $50,000    9-19-05     $49,008         $49,578
         09-01-35 5.00         500,000    9-14-05     489,140         496,563

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2005.

(k) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Aug. 31, 2005.

(l) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at Aug. 31, 2005.

(m) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(n) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $62,028,410 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                      $ 479,699
       Unrealized depreciation                                       (193,263)
                                                                     --------
       Net unrealized appreciation                                  $ 286,436
                                                                    ---------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
152   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Diversified Bond Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (99.1%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Sovereign (1.8%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-07               6.00%            13,364,000(c)           $17,299,561
United Kingdom Treasury
  (British Pound)
   12-07-06               7.50              6,159,000(c)            11,556,118
United Mexican States
   09-27-34               6.75              3,591,000(c)             3,892,644
Total                                                               32,748,323

U.S. Government Obligations & Agencies (26.7%)
Federal Farm Credit Bank
   10-10-08               4.25              7,115,000                7,155,691
Federal Home Loan Bank
   09-22-05               2.13             12,775,000               12,763,891
   05-22-06               2.88             19,005,000               18,864,173
   08-11-06               3.25             12,875,000               12,781,528
   04-18-08               4.13              3,310,000                3,317,030
Federal Home Loan Mtge Corp
   09-15-06               3.63              9,085,000                9,053,212
   06-15-08               3.88             33,800,000               33,628,296
   10-15-08               5.13             23,060,000               23,760,401
   03-18-09               3.76              5,110,000                5,048,491
   07-12-10               4.13             30,380,000               30,325,286
Federal Natl Mtge Assn
   04-13-06               2.15             20,300,000               20,076,984
   02-15-09               3.25             45,124,000               43,901,501
U.S. Treasury
   11-15-05               5.75              7,461,000                7,493,351
   12-31-05               1.88             10,255,000               10,194,516
   11-30-06               2.88              6,520,000                6,446,141
   08-15-07               3.25             29,000,000               28,683,958
   05-15-15               4.13             30,350,000(r)            30,545,606
   08-15-15               4.25             23,355,000               23,796,550
   08-15-23               6.25            109,797,000(p)           136,053,963
   02-15-26               6.00              4,610,000                5,653,372
U.S. Treasury Inflation-Indexed Bond
   01-15-15               1.63             17,784,756(h)            17,763,567
Total                                                              487,307,508

Asset-Backed (4.1%)
AAA Trust
  Series 2005-2 Cl A1
   11-26-35               3.74             10,197,772(d,m)          10,187,220
Aesop Funding II LLC
  Series 2002-1A Cl A1 (AMBAC)
   10-20-06               3.85              1,333,333(d,l)           1,333,251
  Series 2004-2A Cl A1 (FGIC)
   04-20-08               2.76              1,500,000(d,l)           1,469,492

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Asset-Backed (cont.)
AmeriCredit Automobile Receivables Trust
  Series 2002-C Cl A4 (FSA)
   02-12-09               3.55%            $1,000,000(l)              $995,365
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00              2,750,000(l)             2,719,492
  Series 2005-BM Cl A3 (MBIA)
   02-06-10               4.05              5,800,000(l)             5,773,720
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29              3,900,000(d,l)           3,873,949
Capital Auto Receivables Asset Trust
  Series 2004-1
   09-15-10               2.84              2,000,000                1,949,764
  Series 2005-1 Cl A4
   07-15-09               4.05              5,200,000                5,207,904
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
   11-15-09               4.08              3,100,000                3,079,230
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
   03-15-10               4.35              1,600,000                1,604,423
Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
   03-10-10               3.10                300,000                  292,154
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53              2,200,000                2,177,384
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40              2,500,000(l)             2,473,925
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               5.51              1,625,000(d,m)           1,625,000
  Series 2004-2 Cl D
   10-20-10               6.86                850,000(d,m)             862,750
  Series 2004-2 Cl M
   10-20-10               4.00              1,600,000(m)             1,601,520
  Series 2005-1A Cl D
   03-21-11               5.51                900,000(d,m)             899,997
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94              2,500,000                2,463,085
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90              1,500,000                1,484,461
Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10-15-08               3.54              3,400,000                3,364,878
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
   06-25-35               4.49              1,815,000                1,806,773

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Asset-Backed (cont.)
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29               5.86%              $628,734(l)              $627,363
Triad Auto Receivables Owner Trust
  Series 2005-A Cl A3 (AMBAC)
   03-12-10               4.05              5,000,000(l)             4,974,800
WFS Financial Owner Trust
  Series 2004-3 Cl A3
   03-17-09               3.30              8,200,000                8,121,577
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54              4,500,000                4,454,370
Total                                                               75,423,847

Commercial Mortgage-Backed(f) (10.6%)
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
   11-10-42               5.03              2,250,000                2,312,389
Banc of America Large Loan
  Series 2005-BOCA Cl A2
   12-15-16               3.74              3,800,000(d,m)           3,800,675
Bank of America-First Union NB Commercial Mtge
  Series 2001-3 Cl A1
   04-11-37               4.89              2,316,279                2,340,869
Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40               4.00                358,766                  351,300
  Series 2004-PWR5 Cl A3
   07-11-42               4.57              1,790,000                1,794,017
  Series 2004-T16 Cl A3
   02-13-46               4.03              2,140,000                2,110,097
  Series 2005-PWR8 Cl A1
   06-11-41               4.21              4,798,334                4,786,050
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46              5,221,721(d)             5,232,965
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
   11-15-30               5.68              3,275,000                3,455,193
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
   09-20-51               4.15              7,471,452(d)             7,444,967
Commercial Mtge Pass-Through Ctfs
  Series 2004-CNL Cl A1
   09-15-14               3.79              3,400,000(d,m)           3,384,768
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
   11-15-36               4.49              4,355,756                4,361,970
  Series 2004-C1 Cl A2
   01-15-37               3.52              1,750,000                1,711,328
Federal Natl Mtge Assn #385683
   02-01-13               4.83              3,136,681                3,194,557

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
153   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f) (cont.)
Federal Natl Mtge Assn #385717
   11-01-12               4.84%            $2,312,028               $2,350,107
Federal Natl Mtge Assn #386599
   11-01-10               4.47              1,064,558                1,060,195
Federal Natl Mtge Assn #555316
   02-01-13               4.87                981,380                1,003,067
Federal Natl Mtge Assn #555806
   10-01-13               5.11                976,911                1,014,102
GE Capital Commercial Mtge
  Series 2001-3 Cl A1
   06-10-38               5.56              2,425,352                2,491,317
  Series 2004-C2 Cl A2
   03-10-40               4.12              5,150,000                5,078,930
  Series 2005-C1 Cl A5
   06-10-48               4.77              2,200,000                2,221,741
  Series 2005-C3 Cl A1
   07-10-45               4.59              3,350,000                3,375,056
  Series 2005-C3 Cl A2
   07-10-45               4.85              2,520,000                2,561,987
General Electric Capital Assurance
  Series 2003-1 Cl A3
   05-12-35               4.77              5,625,000(d)             5,680,518
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41               4.55              3,235,000                3,228,233
  Series 2005-C1 Cl A1
   05-10-43               4.21              3,239,479                3,229,418
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
   06-10-36               4.76              3,200,000                3,233,245
  Series 2004-GG1 Cl A5
   06-10-36               4.88              1,625,000                1,654,547
  Series 2005-GG3 Cl A1
   08-10-42               3.92              2,105,474                2,090,525
  Series 2005-GG3 Cl A3
   08-10-42               4.57              5,000,000                5,002,917
GS Mtge Securities II
  Series 2004-GG2 Cl A4
   08-10-38               4.96              3,000,000                3,058,270
  Series 2005-GG4 Cl A1
   07-10-39               4.37              4,013,925                4,016,333
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
   10-12-37               4.37              2,464,555                2,465,499
  Series 2003-CB6 Cl A1
   07-12-37               4.39              3,825,953                3,806,823
  Series 2003-CB6 Cl A2
   07-12-37               5.26              2,500,000                2,605,240
  Series 2003-LN1 Cl A1
   10-15-37               4.13              2,274,361                2,241,029
  Series 2003-ML1A Cl A1
   03-12-39               3.97              1,927,675                1,896,177
  Series 2004-C2 Cl A2
   05-15-41               5.26              1,000,000(m)             1,030,201
  Series 2004-CBX Cl A3
   01-12-37               4.18              1,950,000                1,928,566
  Series 2004-CBX Cl A5
   01-12-37               4.65              3,000,000                3,012,815

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial Mortgage-Backed(f) (cont.)
JPMorgan Chase Commercial Mtge Securities (cont.)
  Series 2005-CB11 Cl A3
   08-12-37               5.20%            $3,150,000               $3,259,464
  Series 2005-LDP2 Cl A1
   07-15-42               4.33              5,086,104                5,099,684
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26               5.39              3,590,000                3,726,980
  Series 2002-C4 Cl A5
   09-15-31               4.85              3,000,000                3,050,250
  Series 2003-C8 Cl A2
   11-15-27               4.21              4,600,000                4,570,744
  Series 2003-C8 Cl A3
   11-15-27               4.83              4,550,000                4,613,063
  Series 2004-C2 Cl A3
   03-15-29               3.97              2,200,000                2,126,124
  Series 2004-C4 Cl A3
   06-15-29               5.16              2,100,000(m)             2,169,587
  Series 2004-C6 Cl A2
   08-15-29               4.19              3,175,000                3,150,172
  Series 2004-C6 Cl A4
   08-15-29               4.58              2,925,000                2,935,391
  Series 2004-C7 Cl A2
   10-15-29               3.99              3,200,000                3,143,360
  Series 2004-C8 Cl A2
   12-15-29               4.20              3,700,000                3,667,144
  Series 2005-C3 Cl A1
   07-15-30               4.39              2,731,569                2,737,333
  Series 2005-C5 Cl A2
   09-15-40               4.89              3,350,000                3,399,513
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
   06-12-43               4.22              3,250,213                3,241,578
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
   05-15-40               3.27              6,121,427                5,855,003
  Series 2004-HQ4 Cl A5
   04-14-40               4.59              2,400,000                2,398,632
  Series 2004-IQ8 Cl A2
   06-15-40               3.96              2,836,055                2,810,840
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
   01-15-39               5.98              7,185,000                7,757,587
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
   02-11-36               3.67              2,821,310                2,757,049
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A3
   10-15-41               4.62              3,500,000                3,509,921
Total                                                              193,597,422

Mortgage-Backed(f,n) (35.5%)
Adjustable Rate Mtge Trust
  Series 2004-2 Cl 6A1
   02-25-35               5.27              3,416,339(k)             3,454,621
  Series 2005-3 Cl 7A1
   07-25-35               5.10              1,133,361(k)             1,140,631

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,n) (cont.)
Banc of America Mtge Securities
  Series 2004-E Cl B1
   06-25-34               4.04%            $1,755,749(k)            $1,732,029
  Series 2004-F Cl B1
   07-25-34               4.14              3,167,216(k)             3,142,480
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00              3,537,386                3,586,768
  Series 2003-11 Cl 4A1
   01-25-19               4.75              2,525,401                2,518,587
  Series 2004-3 Cl 1A1
   04-25-34               6.00              6,163,685                6,317,777
Bear Stearns Adjustable Rate Mtge Trust
  Series 2004-10 Cl 13A1
   01-25-35               5.03              5,301,663(k)             5,312,349
  Series 2004-12 Cl 3A1
   02-25-35               5.19              3,677,772(k)             3,694,984
Countrywide Alternative Loan Trust
  Series 2003-11T1 Cl A1
   07-25-18               4.75              2,679,351                2,664,090
  Series 2005-6CB Cl 1A1
   04-25-35               7.50              4,059,347                4,254,869
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.62              1,997,084(k)             1,963,701
  Series 2005-R2 Cl 2A1
   06-25-35               7.00              5,704,216(d)             6,048,252
CS First Boston Mtge Securities
  Series 2003-29 Cl 8A1
   11-25-18               6.00              2,684,246                2,736,051
  Series 2004-AR5 Cl CB1
   06-25-34               4.42              2,056,946(k)             2,024,758
Federal Home Loan Mtge Corp
   10-01-34               6.50              1,120,323                1,157,520
  Collateralized Mtge Obligation
   01-15-18               6.50              2,570,384                2,737,801
   06-15-20               8.00                 13,031                   13,005
   03-15-22               7.00              1,736,403                1,733,484
   02-15-27               5.00              5,500,000                5,566,483
   10-15-27               5.00             13,400,000               13,548,600
   06-15-28               5.00              8,400,000                8,503,152
   12-15-28               5.50              4,175,000                4,287,366
   02-15-33               5.50              5,849,099                6,064,307
  Interest Only
   02-15-14               7.40              1,811,731(i)               112,436
   08-01-20               8.00              7,154,257(i)             1,234,038
   10-15-22              14.56              5,644,782(i)               322,733
  Principal Only
   08-01-20               4.60              7,154,257(j)             5,877,794
Federal Home Loan Mtge Corp #B11452
   12-01-18               6.00              1,888,192                1,948,272
Federal Home Loan Mtge Corp #C00356
   08-01-24               8.00                156,033                  167,416
Federal Home Loan Mtge Corp #C14412
   09-01-28               6.00              1,636,107                1,680,385
Federal Home Loan Mtge Corp #C53878
   12-01-30               5.50              1,357,887                1,374,695

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
154   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,n) (cont.)
Federal Home Loan Mtge Corp #C59161
   10-01-31               6.00%            $4,249,834               $4,358,452
Federal Home Loan Mtge Corp #C79930
   06-01-33               5.50              3,726,959                3,771,796
Federal Home Loan Mtge Corp #C80198
   08-01-24               8.00                104,801                  112,446
Federal Home Loan Mtge Corp #C80253
   01-01-25               9.00                 72,295                   79,709
Federal Home Loan Mtge Corp #C90767
   12-01-23               6.00              5,976,359                6,156,214
Federal Home Loan Mtge Corp #D95319
   03-01-22               6.00                569,409                  586,737
Federal Home Loan Mtge Corp #D96300
   10-01-23               5.50                422,910                  430,481
Federal Home Loan Mtge Corp #E01127
   02-01-17               6.50              4,068,739                4,211,717
Federal Home Loan Mtge Corp #E01419
   05-01-18               5.50              2,031,353                2,076,579
Federal Home Loan Mtge Corp #E77557
   06-01-14               6.50                369,808                  383,037
Federal Home Loan Mtge Corp #E96516
   05-01-13               4.50              1,769,631                1,767,232
Federal Home Loan Mtge Corp #E97591
   06-01-18               5.50                470,606                  481,957
Federal Home Loan Mtge Corp #E98725
   08-01-18               5.00              6,377,310                6,434,579
Federal Home Loan Mtge Corp #E99684
   10-01-18               5.00              4,928,341                4,973,294
Federal Home Loan Mtge Corp #G01108
   04-01-30               7.00              3,318,798(g)             3,474,334
Federal Home Loan Mtge Corp #G01427
   12-01-31               6.50                835,089                  865,023
Federal Home Loan Mtge Corp #G01535
   04-01-33               6.00                705,399                  729,311
Federal Home Loan Mtge Corp #G10198
   05-01-07               9.00                 54,664                   55,409
Federal Home Loan Mtge Corp #G30225
   02-01-23               6.00              7,377,434                7,601,943
Federal Natl Mtge Assn
   03-01-15               6.00              4,332,185                4,474,567
   09-01-20               5.00              6,205,000(g)             6,247,659
   09-01-20               5.50             15,000,000(g)            15,318,750
   09-01-20               6.00             17,000,000(g)            17,541,876
   12-01-33               6.50             10,840,772               11,217,927
   07-01-34               6.50              4,853,185                5,015,771
   10-01-35               6.00             16,700,000(g)            17,065,313
  Collateralized Mtge Obligation
   12-25-26               8.00              2,259,619                2,400,743
  Interest Only
   12-25-12              13.29              1,513,868(i)                63,001
   12-25-22               8.27              2,142,783(i)               276,511
   12-25-31               1.19              2,380,258(i)               389,551
Federal Natl Mtge Assn #125032
   11-01-21               8.00                 31,572                   33,854
Federal Natl Mtge Assn #125474
   02-01-27               7.50                940,619                  999,339
Federal Natl Mtge Assn #190764
   09-01-07               8.50                107,246                  107,875

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,n) (cont.)
Federal Natl Mtge Assn #190899
   04-01-23               8.50%              $414,746                 $447,304
Federal Natl Mtge Assn #190988
   06-01-24               9.00                441,495                  477,216
Federal Natl Mtge Assn #253883
   08-01-16               6.00                928,006                  958,471
Federal Natl Mtge Assn #254224
   02-01-17               7.00              1,431,892                1,499,560
Federal Natl Mtge Assn #254560
   11-01-32               5.00              4,082,971                4,067,666
Federal Natl Mtge Assn #254675
   01-01-23               6.50                183,849                  191,458
Federal Natl Mtge Assn #254906
   10-01-18               4.50              6,535,641                6,490,549
Federal Natl Mtge Assn #254916
   09-01-23               5.50              5,534,908                5,632,939
Federal Natl Mtge Assn #255788
   06-01-15               5.50              6,864,034                7,029,171
Federal Natl Mtge Assn #303727
   02-01-11               6.00                156,055                  160,845
Federal Natl Mtge Assn #442411
   11-01-28               6.50              2,045,430                2,123,256
Federal Natl Mtge Assn #445254
   12-01-13               5.50              2,818,163                2,880,159
Federal Natl Mtge Assn #446964
   10-01-28               6.00              4,338,667                4,454,284
Federal Natl Mtge Assn #450370
   01-01-29               6.50              2,232,967                2,317,929
Federal Natl Mtge Assn #484820
   04-01-14               5.50                 18,152                   18,552
Federal Natl Mtge Assn #50553
   04-01-22               8.00                121,106                  129,989
Federal Natl Mtge Assn #510587
   08-01-29               7.00                192,728                  202,282
Federal Natl Mtge Assn #545339
   11-01-31               6.50                144,267                  150,365
Federal Natl Mtge Assn #545342
   04-01-13               7.00              2,383,860                2,458,506
Federal Natl Mtge Assn #545869
   07-01-32               6.50              1,972,922                2,051,143
Federal Natl Mtge Assn #545885
   08-01-32               6.50              4,158,449                4,314,391
Federal Natl Mtge Assn #545910
   08-01-17               6.00              2,270,754                2,351,245
Federal Natl Mtge Assn #555375
   04-01-33               6.00             12,695,797               13,090,721
Federal Natl Mtge Assn #555376
   04-01-18               4.50                269,579                  267,719
Federal Natl Mtge Assn #555458
   05-01-33               5.50             13,994,728               14,165,323
Federal Natl Mtge Assn #555734
   07-01-23               5.00              3,960,068                3,966,787
Federal Natl Mtge Assn #555740
   08-01-18               4.50              2,377,001                2,359,823
Federal Natl Mtge Assn #609621
   11-01-31               7.00              3,402,761                3,570,206
Federal Natl Mtge Assn #617746
   08-01-32               6.50                313,110                  324,270

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,n) (cont.)
Federal Natl Mtge Assn #626720
   01-01-17               6.00%              $233,453                 $241,117
Federal Natl Mtge Assn #630599
   05-01-32               7.00              4,558,118                4,780,842
Federal Natl Mtge Assn #634367
   03-01-17               6.50              1,415,020                1,469,865
Federal Natl Mtge Assn #640961
   06-01-32               7.50                371,410                  393,787
Federal Natl Mtge Assn #646938
   06-01-32               7.00              2,242,301                2,351,866
Federal Natl Mtge Assn #647549
   08-01-17               6.00              2,157,074                2,228,055
Federal Natl Mtge Assn #650159
   10-01-32               6.50              3,221,741                3,361,384
Federal Natl Mtge Assn #652600
   02-01-18               5.50              7,868,452                8,043,529
Federal Natl Mtge Assn #667604
   10-01-32               5.50              7,438,465                7,523,603
Federal Natl Mtge Assn #667721
   03-01-33               6.00              2,527,263                2,594,014
Federal Natl Mtge Assn #667787
   02-01-18               5.50              1,065,657                1,089,321
Federal Natl Mtge Assn #669925
   09-01-17               6.50              3,296,105                3,428,708
Federal Natl Mtge Assn #670382
   09-01-32               6.00              7,980,500                8,176,428
Federal Natl Mtge Assn #670387
   08-01-32               7.00              1,113,755                1,168,556
Federal Natl Mtge Assn #672289
   12-01-17               5.50                654,282                  670,064
Federal Natl Mtge Assn #678028
   09-01-17               6.00                679,858                  702,230
Federal Natl Mtge Assn #683116
   02-01-33               6.00                390,907                  400,504
Federal Natl Mtge Assn #684585
   02-01-33               5.50                657,119                  665,248
Federal Natl Mtge Assn #684586
   03-01-33               6.00              2,446,718                2,513,216
Federal Natl Mtge Assn #684601
   03-01-33               6.00              1,499,576                1,550,477
Federal Natl Mtge Assn #687051
   01-01-33               6.00              6,571,307                6,727,496
Federal Natl Mtge Assn #687302
   11-01-32               7.00                780,443                  818,578
Federal Natl Mtge Assn #687736
   02-01-33               5.50              3,397,188                3,435,270
Federal Natl Mtge Assn #688691
   03-01-33               5.50                859,117                  868,748
Federal Natl Mtge Assn #689093
   07-01-28               5.50              1,981,845                2,005,871
Federal Natl Mtge Assn #694316
   03-01-18               5.50              2,467,739                2,524,930
Federal Natl Mtge Assn #694546
   03-01-33               5.50              2,233,589                2,258,628
Federal Natl Mtge Assn #694628
   04-01-33               5.50              2,917,227                2,958,810
Federal Natl Mtge Assn #694795
   04-01-33               5.50              3,691,873                3,747,917

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
155   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,n) (cont.)
Federal Natl Mtge Assn #694988
   03-01-33               5.50%            $7,585,066               $7,678,588
Federal Natl Mtge Assn #695202
   03-01-33               6.50              2,883,909                2,984,241
Federal Natl Mtge Assn #695220
   04-01-33               5.50                187,986                  190,093
Federal Natl Mtge Assn #695387
   04-01-18               5.00              1,377,762                1,393,049
Federal Natl Mtge Assn #705096
   06-01-18               5.00                647,697                  653,288
Federal Natl Mtge Assn #709901
   06-01-18               5.00              3,521,281                3,551,743
Federal Natl Mtge Assn #711501
   05-01-33               5.50              1,799,842                1,827,182
Federal Natl Mtge Assn #712109
   04-01-18               5.00              1,807,435                1,827,459
Federal Natl Mtge Assn #720006
   07-01-33               5.50              5,037,137                5,093,603
Federal Natl Mtge Assn #720378
   06-01-18               4.50              4,303,031                4,273,343
Federal Natl Mtge Assn #723687
   08-01-28               5.50              2,741,898                2,775,138
Federal Natl Mtge Assn #725232
   03-01-34               5.00             15,024,305               14,964,656
Federal Natl Mtge Assn #725284
   11-01-18               7.00                193,815                  202,982
Federal Natl Mtge Assn #725684
   05-01-18               6.00              6,997,104                7,227,243
Federal Natl Mtge Assn #725719
   07-01-33               4.85              3,750,087(k)             3,729,011
Federal Natl Mtge Assn #725737
   08-01-34               4.53              3,595,402(k)             3,597,632
Federal Natl Mtge Assn #726940
   08-01-23               5.50                 79,093                   80,185
Federal Natl Mtge Assn #730153
   08-01-33               5.50                729,348                  737,524
Federal Natl Mtge Assn #730231
   08-01-23               5.50              8,148,027                8,292,340
Federal Natl Mtge Assn #731075
   07-01-18               5.50                170,921                  174,961
Federal Natl Mtge Assn #731417
   09-01-18               5.50              2,126,394                2,175,116
Federal Natl Mtge Assn #732094
   08-01-18               5.50                145,819                  149,199
Federal Natl Mtge Assn #735160
   12-01-34               4.40              2,491,093(k)             2,485,961
Federal Natl Mtge Assn #737330
   09-01-18               5.50              1,752,975                1,792,998
Federal Natl Mtge Assn #742840
   10-01-18               5.50              1,615,410                1,651,856
Federal Natl Mtge Assn #743262
   10-01-18               5.00              3,471,315                3,498,337
Federal Natl Mtge Assn #743455
   10-01-18               5.50              6,132,783                6,270,000
Federal Natl Mtge Assn #747584
   11-01-28               5.50              4,705,739                4,762,787
Federal Natl Mtge Assn #753919
   12-01-33               4.95              4,175,469(k)             4,191,905

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,n) (cont.)
Federal Natl Mtge Assn #756844
   02-01-19               5.00%            $2,919,713               $2,941,733
Federal Natl Mtge Assn #759342
   01-01-34               6.50              1,088,315                1,130,867
Federal Natl Mtge Assn #761031
   01-01-34               5.00                601,501                  597,731
Federal Natl Mtge Assn #765758
   02-01-19               5.00              3,304,594                3,330,638
Federal Natl Mtge Assn #765760
   02-01-19               5.00                348,400                  351,145
Federal Natl Mtge Assn #776962
   04-01-29               5.00             10,392,429               10,327,284
Federal Natl Mtge Assn #776987
   04-01-29               5.00                336,071                  333,964
Federal Natl Mtge Assn #790759
   09-01-34               4.84              3,695,383(k)             3,709,137
Federal Natl Mtge Assn #811925
   04-01-35               4.92              4,527,297(k)             4,557,981
Federal Natl Mtge Assn #837258
   09-01-35               4.92              2,475,000(g,k)           2,488,043
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.41              3,246,038(m)             3,311,056
  Series 2005-AA2 Cl 2A1
   04-25-35               5.44              3,913,237(m)             3,975,810
  Series 2005-AA3 Cl 3A1
   05-25-35               5.42              4,194,739(m)             4,240,252
  Series 2005-AA4 Cl B1
   06-25-35               5.39              2,473,767                2,515,104
Govt Natl Mtge Assn
   09-01-35               5.00              8,900,000(g)             8,927,813
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-70 Cl IC
   08-20-32               0.00              4,859,624(i)               636,375
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl CI
   01-20-32               0.00              1,209,350(i)               129,669
Govt Natl Mtge Assn #604708
   10-15-33               5.50              4,850,729                4,949,261
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34               4.39              2,383,149(k)             2,352,619
IndyMac Index Mtge Loan Trust
  Series 2005-AR3 Cl 3A1
   04-25-35               5.34              2,475,435(k)             2,501,726
  Series 2005-AR8 Cl AX1
 Collateralized Mtge Obligation
  Interest Only
   04-25-35               4.50            130,589,613(i,k)           1,611,966
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.40              2,542,856(k)             2,509,545

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed(f,n) (cont.)
Master Alternative Loans Trust
  Series 2004-2 Cl 4A1
   02-25-19               5.00%            $4,626,852               $4,652,878
  Series 2004-7 Cl 8A1
   08-25-19               5.00              2,984,229                2,986,109
  Series 2004-8 Cl 7A1
   09-25-19               5.00              4,107,325                4,110,775
Structured Adjustable Rate Mtge Loan Trust
  Series 2004-3AC Cl B1
   03-25-34               4.93              3,210,318(k)             3,200,302
  Series 2004-5 Cl B1
   05-25-34               4.61              2,367,160(k)             2,332,458
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50              8,516,292                8,565,138
Washington Mutual
  Series 2003-AR10 Cl A7
   10-25-33               4.07              4,425,000(k)             4,435,792
  Series 2004-CB2 Cl 6A
   07-25-19               4.50              2,757,534                2,691,436
  Series 2004-CB3 Cl 4A
   10-25-19               6.00              3,833,042                3,970,499
  Series 2004-CB4 Cl 22A
   12-25-19               6.00              1,923,596                1,984,250
  Series 2005-AR11 Cl A1B1
   08-25-45               3.93              9,200,000(k)             9,200,000
  Series 2005-AR8 Cl 2AB1
   07-25-45               3.89              7,065,565(k)             7,063,357
Wells Fargo Mtge Backed Securities Trust
  Series 2005
   10-25-35               5.00              8,800,000(g)             8,845,375
 Series 2005-5 Cl 2A1
   05-25-35               5.50              6,795,665                6,891,057
  Series 2005-AR1 Cl 1A1
   02-25-35               4.56              6,315,787(k)             6,288,377
  Series 2005-AR4 Cl B1
   04-25-35               4.58              1,097,503(k)             1,067,399
Total                                                              647,422,953

Aerospace & Defense (0.1%)
L-3 Communications
   06-15-12               7.63              1,460,000                1,547,600
   07-15-13               6.13                  5,000                    5,050
Moog
  Sr Sub Nts
   01-15-15               6.25                 85,000                   85,000
Total                                                                1,637,650

Automotive (0.2%)
DaimlerChrysler NA Holding
   11-15-13               6.50              1,565,000                1,683,236
Ford Motor
   02-01-29               6.38              1,895,000                1,385,213
Total                                                                3,068,449

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
156   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Banking (3.7%)
Bank of America
  Sr Unsecured
   08-01-10               4.50%            $1,025,000               $1,028,486
Banknorth Group
  Sr Nts
   05-01-08               3.75              3,405,000                3,367,920
Citigroup
   08-03-10               4.63             23,800,000               23,999,515
  Sr Nts
   05-29-15               4.70              2,050,000                2,047,624
HSBC Bank USA
  Sub Nts
   08-15-35               5.63              4,000,000                4,126,692
KFW Intl Finance
   10-17-05               2.50             11,250,000(c)            11,232,179
M&I Marshall & Ilsley Bank
  Sub Nts
   06-16-15               4.85              1,925,000                1,938,425
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45             17,620,000(p)            19,354,231
Total                                                               67,095,072

Building Materials (--%)
Norcraft Companies LP/Finance
  Sr Sub Nts
  11-01-11                9.00                300,000                  315,000

Chemicals (0.1%)
Airgas
   10-01-11               9.13                800,000                  860,000
Compass Minerals Group
   08-15-11              10.00                535,000                  585,825
Georgia Gulf
  Sr Nts
   12-15-13               7.13                792,000                  821,700
MacDermid
   07-15-11               9.13                290,000                  311,750
Total                                                                2,579,275

Diversified Manufacturing (0.7%)
Tyco Intl Group
  02-15-11                6.75             11,010,000(c)            12,124,520

Electric (2.8%)
CMS Energy
  Sr Nts
   01-15-09               7.50                860,000                  907,300
Consumers Energy
  1st Mtge
   09-15-35               5.80              3,900,000                4,065,641
Dayton Power & Light
  1st Mtge
   10-01-13               5.13              2,220,000                2,286,136
Dominion Resources
   06-15-35               5.95              3,930,000                4,104,956
DPL
  Sr Nts
   09-01-11               6.88              1,841,000                2,015,895

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Electric (cont.)
Exelon
   06-15-35               5.63%            $3,015,000               $3,034,742
IPALCO Enterprises
  Secured
   11-14-08               8.38                265,000                  284,213
   11-14-11               8.63              1,765,000                1,985,625
NorthWestern Energy
  Secured
   11-01-14               5.88                400,000(d)               413,051
Ohio Edison
   06-15-09               5.65              2,895,000(d)             2,980,692
  Sr Nts
   05-01-15               5.45                785,000                  811,915
Ohio Power
  Sr Nts Series H
   01-15-14               4.85              5,080,000                5,118,811
Pacific Gas & Electric
   03-01-34               6.05              3,260,000                3,572,275
Pacificorp
  1st Mtge
   06-15-35               5.25              1,970,000                1,981,987
Potomac Edison
  1st Mtge
   11-15-14               5.35              1,865,000(d)             1,932,308
   08-15-15               5.13              2,095,000(d)             2,142,112
Southern California Edison
  1st Mtge
   07-15-35               5.35              4,020,000                4,105,099
Tenaska Alabama Partners LP
  Secured
   06-30-21               7.00                245,000(d)               255,582
Utilicorp Canada Finance
   06-15-11               7.75              1,290,000(c)             1,348,050
Westar Energy
  1st Mtge
   07-01-14               6.00              7,940,000                8,643,548
Total                                                               51,989,938

Entertainment (0.4%)
Time Warner
   05-15-29               6.63              3,640,000                3,959,840
United Artists Theatre
   07-01-15               9.30              2,929,618                2,900,321
Total                                                                6,860,161

Food and Beverage (0.3%)
Burns Philp Capital Property
  Sr Sub Nts
   02-15-11              10.75                435,000(c)               485,025
Cott Beverages
   12-15-11               8.00                555,000                  585,525
Kraft Foods
   06-01-12               6.25              3,365,000                3,692,899
Total                                                                4,763,449

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Gaming (0.4%)
Boyd Gaming
  Sr Sub Nts
   12-15-12               7.75%              $215,000                 $228,975
   04-15-14               6.75                300,000                  306,375
Caesars Entertainment
  Sr Nts
   04-15-13               7.00              1,710,000                1,911,402
MGM MIRAGE
   10-01-09               6.00                355,000                  355,000
  Sr Nts
   02-27-14               5.88                370,000                  357,050
   07-15-15               6.63              1,550,000(d,g)           1,565,500
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13               6.13                290,000                  293,625
  Sr Sub Nts
   04-01-12               8.00                380,000                  404,700
Station Casinos
  Sr Nts
   04-01-12               6.00                530,000                  533,975
  Sr Sub Nts
   03-01-16               6.88              1,090,000(d,g)           1,119,975
Total                                                                7,076,577

Gas Pipelines (0.2%)
ANR Pipeline
   03-15-10               8.88                880,000                  960,041
Colorado Interstate Gas
  Sr Nts
   03-15-15               5.95                295,000(d)               292,788
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63                640,000                  685,124
Southern Natural Gas
   03-15-10               8.88                410,000                  447,292
Southern Star Central
  Secured
   08-01-10               8.50                345,000                  372,600
Transcontinental Gas Pipe Line
  Series B
   08-15-11               7.00                910,000                  978,250
Total                                                                3,736,095

Health Care (0.6%)
Cardinal Health
   06-15-15               4.00             11,375,000               10,528,143
HCA
  Sr Nts
   03-15-14               5.75                595,000                  588,019
Triad Hospitals
  Sr Nts
   05-15-12               7.00                550,000                  569,250
Total                                                               11,685,412

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
157   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Home Construction (0.3%)
DR Horton
   12-01-07               7.50%              $520,000                 $548,429
   01-15-09               5.00                535,000                  533,106
  Sr Nts
   02-15-15               5.25              3,180,000                3,054,755
Meritage Homes
   03-15-15               6.25                235,000                  220,019
Standard-Pacific
  Sr Nts
   08-15-15               7.00                670,000                  659,950
Total                                                                5,016,259

Independent Energy (0.3%)
Chesapeake Energy
   01-15-15               7.75                860,000                  924,500
  Sr Nts
   06-15-14               7.50                 69,000                   74,520
 Sr Unsecured
   08-15-17               6.50              1,335,000(d)             1,361,700
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25                325,000                  323,375
Kerr-McGee
   10-15-05               8.13                500,000                  502,076
Newfield Exploration
  Sr Nts
   03-01-11               7.63              1,500,000                1,635,000
  Sr Sub Nts
   08-15-12               8.38                270,000                  293,625
Plains Exploration & Production
  Sr Nts
   06-15-14               7.13                400,000                  426,000
Total                                                                5,540,796

Life Insurance (2.0%)
ASIF Global Financing XIX
  Secured
   01-17-13               4.90              4,190,000(d)             4,247,277
ING Security Life Institutional Funding
   01-15-10               4.25              8,315,000(d)             8,258,716
Metlife
  Sr Nts
   06-15-35               5.70              7,065,000                7,340,613
Metropolitan Life Global Funding I
  Sr Nts
   08-19-10               4.63              2,065,000(d)             2,081,074
Pricoa Global Funding I
   06-25-12               4.63             10,280,000(d)            10,299,049
Prudential Financial
   06-13-35               5.40              3,425,000                3,409,608
Total                                                               35,636,337

Lodging (0.1%)
Hilton Hotels
   12-01-12               7.63                675,000                  774,455
ITT
   11-15-15               7.38                430,000                  470,850
Total                                                                1,245,305

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Media Cable (0.2%)
Comcast
   03-15-11               5.50%            $2,695,000               $2,786,495
DIRECTV Holdings LLC
  Sr Nts
   03-15-13               8.38                320,000                  351,200
Videotron Ltee
   01-15-14               6.88                255,000(c)               262,013
Total                                                                3,399,708

Media Non Cable (0.6%)
Corus Entertainment
  Sr Sub Nts
   03-01-12               8.75                240,000(c)               258,000
Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10               8.50                795,000                  859,593
Emmis Operating
  Sr Sub Nts
   05-15-12               6.88                200,000                  200,000
Gray Television
   12-15-11               9.25                 25,000                   27,063
Lamar Media
   01-01-13               7.25                335,000                  352,588
  Sr Sub Nts
   08-15-15               6.63                585,000(d)               596,700
News America
   12-15-34               6.20              6,535,000                6,771,442
Quebecor Media
  Sr Nts
   07-15-11              11.13                295,000(c)               324,500
Radio One
  Series B
   07-01-11               8.88                535,000                  571,781
Sun Media
   02-15-13               7.63                400,000(c)               422,500
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                450,000                  471,938
Total                                                               10,856,105

Metals (0.1%)
Peabody Energy
  Series B
  03-15-13                6.88                970,000                1,010,013

Oil Field Services (0.2%)
Halliburton
   10-15-10               5.50              2,520,000                2,635,648
Key Energy Services
  Series C
   03-01-08               8.38                235,000                  243,225
Offshore Logistics
   06-15-13               6.13                135,000                  131,625
Pride Intl
  Sr Nts
   07-15-14               7.38                250,000                  271,250
Total                                                                3,281,748

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Other Financial Institutions (0.9%)
HSBC Finance
   06-30-15               5.00%           $11,435,000              $11,494,542
Residential Capital
   06-30-10               6.38              4,970,000(d)             5,073,475
Total                                                               16,568,017

Other Industry (--%)
ARAMARK Services
  12-01-06                7.10                500,000                  513,567

Packaging (--%)
Owens-Illinois Glass Container
   05-15-11               7.75                575,000                  609,500
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75                295,000                  301,269
Total                                                                  910,769

Paper (0.1%)
Crown Paper
  Sr Sub Nts
   09-01-05              11.00              3,450,000(b,o,q)                --
Louisiana-Pacific
  Sr Nts
   08-15-10               8.88              1,440,000                1,627,553
Total                                                                1,627,553

Pharmaceuticals (0.1%)
Merck & Co
  03-01-15                4.75              1,060,000                1,050,827

Property & Casualty (0.1%)
Willis Group North America
  07-15-15                5.63              2,385,000                2,421,681

Railroads (0.4%)
Union Pacific
   04-15-12               6.50              2,280,000                2,514,940
   05-01-14               5.38              4,530,000                4,716,650
Total                                                                7,231,590

REITS (0.6%)
Archstone-Smith Operating Trust
   05-01-15               5.25              5,535,000                5,622,818
ERP Operating LP
   04-01-13               5.20              1,970,000                2,009,426
Simon Property Group LP
   06-15-15               5.10              3,655,000(d)             3,641,440
Total                                                               11,273,684

Retailers (0.2%)
Flooring America
  Series B
   10-15-07               9.25                185,000(b,o,q)                --
United Auto Group
   03-15-12               9.63                240,000                  257,700
Wal-Mart Stores
   09-01-35               5.25              4,120,000(g)             4,157,344
Total                                                                4,415,044

See accompanying notes to investments in securities.
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158   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Transportation Services (0.2%)
ERAC USA Finance
   05-01-15               5.60%            $3,330,000(d)            $3,439,244
Greater Beijing First Expressways
  Sr Nts
   06-15-07               9.50              2,290,000(b,o,q)                --
Total                                                                3,439,244

Wireless (0.3%)
Nextel Communications
  Sr Nts Series E
   10-31-13               6.88              1,025,000                1,097,850
US Cellular
  Sr Nts
   12-15-33               6.70              4,175,000                4,475,216
Total                                                                5,573,066

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Wirelines (4.3%)
BellSouth
  Sr Unsecured
   11-15-34               6.00%            $2,025,000               $2,137,882
Qwest
   03-15-12               8.88                655,000                  715,588
Sprint Capital
   01-30-11               7.63             18,765,000               21,446,950
   11-15-28               6.88                855,000                  979,783
Telecom Italia Capital
   09-30-34               6.00              4,540,000(c,d)           4,660,791
TELUS
   06-01-11               8.00             13,955,000(c)            16,232,498
Verizon Pennsylvania
  Series A
   11-15-11               5.65             30,293,000               31,676,480
Total                                                               77,849,972

Total Bonds
(Cost: $1,797,018,246)                                          $1,808,292,936

Preferred Stock (--%)
Issuer                                         Shares                 Value(a)

Pegasus Satellite
  12.75% Cm Pay-in-kind
  Series B                                         --(b,e,o)                $1

Total Preferred Stock
(Cost: $123)                                                                $1

Short-Term Securities (8.4%)(s)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agencies (3.9%)
Federal Home Loan Bank Disc Nt
   10-14-05               3.65%           $15,000,000              $14,933,445
Federal Home Loan Mtge Corp Disc Nt
   09-20-05               3.43             20,000,000               19,962,000
Federal Natl Mtge Assn Disc Nt
   09-08-05               3.25             35,900,000               35,874,073
Total                                                               70,769,518

Commercial Paper (4.5%)
Amsterdam Funding
   10-03-05               3.61             15,000,000(t)            14,950,500
Nieuw Amsterdam
   09-21-05               3.54             20,000,000(t)            19,958,817
Ranger Funding LLC
   09-01-05               3.51              5,000,000(t)             4,999,513
   09-26-05               3.56             15,000,000(t)            14,961,542
Sheffield Receivables
   09-01-05               3.56             23,100,000(t)            23,097,715
Windmill Funding
   09-01-05               3.42              5,000,000(t)             4,999,525
Total                                                               82,967,612

Total Short-Term Securities
(Cost: $153,754,035)                                              $153,737,130

Total Investments in Securities
(Cost: $1,950,772,404)(u)                                       $1,962,030,067

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2005, the value of foreign securities represented 4.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $106,205,278 or 5.8% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Aug. 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $83,374,383.

(h) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(i) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Aug. 31, 2005.

(j) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at Aug. 31, 2005.

(k) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2005.

--------------------------------------------------------------------------------
159   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Diversified Bond Fund

(l) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

       AMBAC --   Ambac Assurance Corporation

       FGIC  --   Financial Guaranty Insurance Company

       FSA   --   Financial Security Assurance

       MBIA  --   MBIA Insurance Corporation

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2005.

(n) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Aug. 31, 2005:

       Security              Principal  Settlement      Proceeds        Value
                                amount     date       receivable
       Federal Natl Mtge Assn
         09-01-20 4.50%     $1,000,000    9-19-05      $980,156      $991,562
         09-01-35 5.00      15,500,000    9-14-05    15,163,359    15,393,437
         09-01-35 5.50      30,000,000    9-14-05    29,942,906    30,300,000
         09-01-35 6.50      14,500,000    9-14-05    14,965,020    14,980,313

(o) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Aug. 31, 2005, is as follows:

       Security                                  Acquisition              Cost
                                                    dates
       Crown Paper
         11.00% Sr Sub Nts 2005            02-10-00 thru 02-14-00   $2,093,399
       Flooring America
         9.25% Series B 2007               10-09-97 thru 12-17-02      205,934
       Greater Beijing First Expressways
         (U.S. Dollar) 9.50% Sr Nts 2007   06-12-97 thru 11-03-98      380,438
       Pegasus Satellite
         12.75% Cm Pay-in-kind Series B 2007      06-15-01                 123

(p) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

       Type of security                                        Notional amount

       Purchase contracts
       U.S. Long Bond, Dec. 2005, 20-year                          $22,800,000

       Sale contracts
       U.S. Treasury Note, Sept. 2005, 5-year                        8,100,000
       U.S. Treasury Note, Sept. 2005, 10-year                      10,100,000
       U.S. Treasury Note, Dec. 2005, 5-year                        27,000,000
       U.S. Treasury Note, Dec. 2005, 10-year                      105,800,000

(q)    Negligible market value.

(r) At Aug. 31, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(s) Cash collateral received from security lending activity is invested in short-term securities and represents 1.7% of net assets. See Note 6 to the financial statements. 6.7% of net assets is the Fund's cash equivalent position.

(t) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $82,967,612 or 4.5% of net assets.

(u) At Aug 31, 2005, the cost of securities for federal income tax purposes was $1,955,077,199 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                    $ 18,687,671
       Unrealized depreciation                                     (11,734,803)
                                                                   -----------
       Net unrealized appreciation                                $  6,952,868
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
160 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Diversified Equity Income Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (98.0%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (2.9%)
Goodrich                                      252,700              $11,578,714
Honeywell Intl                                597,000               22,853,160
United Technologies                           291,000               14,550,000
Total                                                               48,981,874

Airlines (0.8%)
AMR                                           796,500(b,d)          10,027,935
Continental Airlines Cl B                      52,500(b)               701,925
Northwest Airlines                            645,400(b,d)           3,246,362
Total                                                               13,976,222

Auto Components (0.3%)
Ballard Power Systems                         280,500(b,c)           1,582,020
Dana                                          216,500                2,914,090
Total                                                                4,496,110

Building Products (1.8%)
Ameron Intl                                     1,900                   80,674
YORK Intl                                     514,700               29,533,486
Total                                                               29,614,160

Capital Markets (1.9%)
Lehman Brothers Holdings                       50,900                5,378,094
Mellon Financial                              356,700               11,574,915
Merrill Lynch & Co                            164,400                9,397,104
Morgan Stanley                                 92,800                4,720,736
Total                                                               31,070,849

Chemicals (1.8%)
Air Products & Chemicals                       32,600                1,806,040
Cabot                                          42,400                1,399,200
Dow Chemical                                  309,600               13,374,720
EI du Pont de
  Nemours & Co                                247,300                9,785,661
Olin                                          179,107                3,345,719
Total                                                               29,711,340

Commercial Banks (3.7%)
Bank of America                               761,900               32,784,557
US Bancorp                                    275,300                8,044,266
Wachovia                                      262,300               13,015,326
Wells Fargo & Co                              139,700                8,328,914
Total                                                               62,173,063

Commercial Services & Supplies (2.0%)
Avery Dennison                                 30,100                1,608,544
Cendant                                       496,400               10,096,776
PHH                                            24,665(b)               745,870
Pitney Bowes                                   93,200                4,030,900
RR Donnelley & Sons                           250,900                9,373,624
Waste Management                              267,900                7,348,497
Total                                                               33,204,211

Computers & Peripherals (1.1%)
Hewlett-Packard                               663,900               18,429,864

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Construction & Engineering (2.7%)
Fluor                                         192,000              $11,886,720
Insituform Technologies Cl A                   92,100(b)             1,906,470
McDermott Intl                                896,200(b)            30,963,710
Total                                                               44,756,900

Construction Materials (1.6%)
CEMEX ADR                                     217,902(c)            10,387,388
Hanson ADR                                    310,900(c)            16,319,141
Total                                                               26,706,529

Consumer Finance (0.5%)
Capital One Financial                          98,800                8,125,312

Diversified Financial Services (3.4%)
Citigroup                                   1,290,000               56,463,300

Diversified Telecommunication Services (7.3%)
AT&T                                        1,003,600               19,750,848
BellSouth                                     589,800               15,505,842
BT Group                                    3,455,540(c)            13,444,516
MCI                                           180,100                4,617,764
SBC Communications                            826,900               19,911,752
Sprint Nextel                                 372,700                9,664,111
Telefonos de
  Mexico ADR Cl L                           1,326,600(c)            25,470,720
Verizon Communications                        451,300               14,762,023
Total                                                              123,127,576

Electrical Equipment (1.4%)
Cooper Inds Cl A                              106,900                7,102,436
Energy Conversion Devices                      80,600(b,d)           2,797,626
FuelCell Energy                               143,800(b,d)           1,637,882
Hubbell Cl B                                   32,600                1,473,520
Plug Power                                    237,200(b)             1,748,164
Rockwell Automation                           170,900                8,893,636
Total                                                               23,653,264

Energy Equipment & Services (8.1%)
Baker Hughes                                  529,100               31,084,625
GlobalSantaFe                                 179,100                8,396,208
Halliburton                                   688,800               42,684,936
Schlumberger                                  328,100               28,292,063
Tidewater                                     581,500               25,900,010
Total                                                              136,357,842

Food & Staples Retailing (0.9%)
Albertson's                                   441,000                8,877,330
Wal-Mart Stores                               131,900                5,930,224
Total                                                               14,807,554

Food Products (0.6%)
Archer-Daniels-Midland                        475,200               10,696,752

Gas Utilities (0.5%)
NiSource                                      379,400                9,158,716

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Health Care Providers & Services (1.0%)
CIGNA                                          62,400               $7,195,968
Tenet Healthcare                              738,400(b)             8,993,712
Total                                                               16,189,680

Hotels, Restaurants & Leisure (1.2%)
Royal Caribbean Cruises                       345,600               14,764,032
Starwood Hotels & Resorts
  Worldwide Unit                               93,900                5,474,370
Total                                                               20,238,402

Household Durables (0.9%)
Whirlpool                                     194,100               14,761,305

Industrial Conglomerates (3.6%)
General Electric                            1,102,508               37,055,294
Textron                                       204,400               14,573,720
Tomkins ADR                                   406,400(c,d)           8,355,584
Total                                                               59,984,598

Insurance (12.8%)
ACE                                           647,300(c)            28,746,593
American Intl Group                           134,000                7,932,800
Aon                                           497,900               14,897,168
Axis Capital Holdings                         349,200(c)             9,864,900
Endurance
  Specialty Holdings                          234,800(c)             8,617,160
Hartford Financial
  Services Group                               57,000                4,163,850
Jefferson-Pilot                               166,600                8,285,018
Lincoln Natl                                  166,700                8,266,653
Loews                                         236,400               20,729,916
Marsh & McLennan
  Companies                                   699,498               19,620,919
Montpelier Re Holdings                        276,000(c)             9,025,200
Safeco                                        237,700               12,393,678
St. Paul Travelers
  Companies                                   403,400               17,350,234
Torchmark                                     164,800                8,691,552
UnumProvident                                  76,300                1,474,116
XL Capital Cl A                               529,500(c)            36,800,249
Total                                                              216,860,006

IT Services (0.8%)
Electronic Data Systems                       600,889               13,459,914

Leisure Equipment & Products (0.6%)
Eastman Kodak                                 397,400                9,684,638

Machinery (8.4%)
Caterpillar                                 1,118,700               62,076,663
Crane                                         273,600                8,101,296
Deere & Co                                    264,058               17,264,112
Eaton                                         151,700                9,696,664
Ingersoll-Rand Cl A                           320,900(c)            25,550,058
Parker Hannifin                               283,100               18,242,964
Total                                                              140,931,757

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
161   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

Issuer                                         Shares                 Value(a)

Media (1.4%)
Gannett                                       129,300               $9,402,696
Time Warner                                   367,900                6,592,768
Viacom Cl B                                   226,000                7,681,740
Total                                                               23,677,204

Metals & Mining (0.8%)
Alcoa                                         307,900                8,248,641
Compass Minerals Intl                         164,100                4,038,501
Freeport-McMoRan
  Copper & Gold Cl B                           41,100                1,733,187
Total                                                               14,020,329

Multiline Retail (0.3%)
JC Penney                                      97,900                4,760,877

Oil & Gas (10.8%)
Anadarko Petroleum                             50,400                4,579,848
BP ADR                                        109,800(c)             7,508,124
Burlington Resources                          100,400                7,408,516
Chevron                                       548,618               33,685,145
ConocoPhillips                                193,800               12,779,172
Devon Energy                                   80,400                4,885,908
EnCana                                        226,200(c)            11,126,778
EOG Resources                                  49,600                3,165,968
Exxon Mobil                                    57,900                3,468,210
Kerr-McGee                                    110,352                9,714,287
Marathon Oil                                  406,100               26,116,291
Petroleo Brasileiro ADR                       462,500(c)            28,934,000
Pioneer Natural Resources                     179,900                8,887,060
Repsol ADR                                    268,000(c)             7,922,080
Total ADR                                      92,000(c,d)          12,129,280
Total                                                              182,310,667

Paper & Forest Products (1.7%)
Abitibi-Consolidated                          647,100(c)             2,808,414
Intl Paper                                    427,400               13,185,290
MeadWestvaco                                  128,600                3,725,542
Weyerhaeuser                                  137,800                8,959,756
Total                                                               28,679,002

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Pharmaceuticals (3.0%)
Abbott Laboratories                           223,500              $10,086,555
Bristol-Myers Squibb                          366,000(d)             8,956,020
Merck & Co                                    395,800               11,173,434
Pfizer                                        580,900               14,795,523
Wyeth                                         118,100                5,407,799
Total                                                               50,419,331

Real Estate Investment Trust (0.1%)
Rayonier                                       43,100                2,338,175

Road & Rail (1.7%)
Burlington Northern
  Santa Fe                                    335,300               17,777,606
Union Pacific                                 166,600               11,373,782
Total                                                               29,151,388

Semiconductors & Semiconductor Equipment (1.1%)
Intel                                         616,200               15,848,664
Linear Technology                              82,800                3,140,604
Total                                                               18,989,268

Software (0.6%)
Microsoft                                     355,900                9,751,660

Thrifts & Mortgage Finance (1.9%)
Fannie Mae                                    478,100               24,402,224
Washington Mutual                             167,900                6,981,282
Total                                                               31,383,506

Tobacco (1.9%)
Altria Group                                  452,800               32,012,960

Total Common Stocks
(Cost: $1,396,763,242)                                          $1,645,116,105

Preferred Stocks (0.3%)
Issuer                                         Shares                 Value(a)

Schering-Plough
  6.00% Cv                                     66,600               $3,623,972
Xerox
  6.25% Cv                                      6,410                  749,970

Total Preferred Stocks
(Cost: $3,971,000)                                                  $4,373,942

Short-Term Securities (4.6%)(e)
Issuer                 Effective               Amount                 Value(a)
                         Yield               payable at
                                              maturity

U.S. Government Agency (0.9%)
Federal Home Loan Bank
  09-02-05                3.39%           $15,000,000              $14,997,177

Commercial Paper (3.7%)
Amsterdam Funding
   10-03-05               3.61             15,000,000(f)            14,950,500
Jupiter Securitization
   09-29-05               3.60             10,000,000(f)             9,971,080
Nieuw Amsterdam
   10-03-05               3.61             10,000,000(f)             9,967,000
Old Line Funding
   09-01-05               3.56             11,700,000(f)            11,698,843
Windmill Funding
   09-01-05               3.42             15,000,000(f)            14,998,575
Total                                                               61,585,998

Total Short-Term Securities
(Cost: $76,590,711)                                                $76,583,175

Total Investments in Securities
(Cost: $1,477,324,953)(g)                                       $1,726,073,222

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
162   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Diversified Equity Income Fund

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2005, the value of foreign securities represented 15.8% of net assets.

(d) At Aug. 31, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 1.9% of net assets. See Note 6 to the financial statements. 2.7% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $61,585,998 or 3.7% of net assets.

(g) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $1,482,222,616 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                    $279,737,503
       Unrealized depreciation                                     (35,886,897)
                                                                   -----------
       Net unrealized appreciation                                $243,850,606
                                                                  ------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
163   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Emerging Markets Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (94.8%)(c)
Issuer                                         Shares                 Value(a)

Argentina (1.0%)

Real Estate
IRSA Inversiones y
  Representaciones GDR                        154,129(b)            $1,872,667

Brazil (9.6%)

Diversified Financial Services (--%)
Contax Participacoes ADR                      122,064(b)                79,464

Diversified Telecommunication Services (1.0%)
Tele Norte Leste
  Participacoes ADR                           122,064                1,835,843

Metals & Mining (3.8%)
Cia Vale do Rio Doce ADR                      198,699                5,960,970
Companhia Siderurgica
  Nacional ADR                                 69,462                1,344,784
Total                                                                7,305,754

Oil & Gas (3.8%)
Petroleo Brasileiro ADR                       132,690                7,296,623

Specialty Retail (1.0%)
Lojas Renner                                   94,157(b)             1,998,239

China (6.2%)

Diversified Telecommunication Services (1.0%)
China Telecom Cl H                          5,058,000                1,899,139

Insurance (1.3%)
China Life Insurance Cl H                   3,114,000(b)             2,426,223

Oil & Gas (3.9%)
CNOOC                                       6,895,000                4,972,868
PetroChina Cl H                             3,250,000                2,634,660
Total                                                                7,607,528

Czechoslovakia Federated Republic (1.4%)

Pharmaceuticals
Zentiva                                        68,824                2,718,738

Egypt (1.4%)

Commercial Banks (0.5%)
Commercial Intl Bank                          103,960                  883,922

Wireless Telecommunication Services (0.9%)
Orascom Telecom GDR                            38,448(d)             1,777,836

Finland (0.9%)

Auto Components
Nokian Renkaat                                 77,500                1,649,414

Hong Kong (2.9%)

Multiline Retail (0.6%)
Lifestyle Intl Holdings                       756,500                1,230,540

Specialty Retail (2.3%)
Esprit Holdings                               278,000                2,059,282
Giordano Intl                               3,270,000                2,194,565
Sa Sa Intl Holdings                           336,000                  157,176
Total                                                                4,411,023

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Hungary (2.0%)

Commercial Banks (0.6%)
OTP Bank                                       31,300               $1,245,942

Oil & Gas (0.6%)
MOL Magyar Olaj-es Gazipari                    11,011                1,215,426

Pharmaceuticals (0.8%)
Gedeon Richter                                  8,693                1,391,841

India (6.8%)

Commercial Banks (1.9%)
ICICI Bank ADR                                 83,454                1,951,155
State Bank of India GDR                        38,938(d)             1,752,210
Total                                                                3,703,365

Construction Materials (0.5%)
Grasim Inds GDR                                34,710                1,023,945

IT Services (1.6%)
Infosys Technologies                           56,994                3,076,627

Oil & Gas (1.1%)
Oil & Natural Gas                              91,528                2,034,785

Tobacco (1.1%)
ITC                                            52,510                2,067,911

Wireless Telecommunication Services (0.6%)
Bharti Tele-Ventures                          167,947(b)             1,202,923

Indonesia (0.4%)

Machinery
PT United Tractors                          1,788,109                  679,127

Israel (3.0%)

Chemicals (0.7%)
Makhteshin-Agan Inds                          233,572                1,321,017

Electronic Equipment & Instruments (1.6%)
Lipman Electronic
  Engineering                                  60,078                1,918,291
Orbotech                                       46,199(b)             1,140,653
Total                                                                3,058,944

Pharmaceuticals (0.7%)
Teva Pharmaceutical
  Inds ADR                                     41,650                1,351,126

Mexico (9.4%)

Beverages (1.6%)
Grupo Modelo Series C                         975,400                3,154,732

Commercial Banks (0.7%)
Grupo Financiero
  Banorte Cl O                                160,465                1,320,607

Construction Materials (0.5%)
CEMEX ADR                                      19,955                  951,255

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Mexico (cont.)

Food & Staples Retailing (1.1%)
Wal-Mart de Mexico
  Series V                                    471,506               $2,054,659

Household Durables (0.7%)
Urbi Desarrollos Urbanos                      220,800(b)             1,348,392

Media (1.7%)
Grupo Televisa ADR                             51,672                3,245,002

Metals & Mining (0.5%)
Grupo Mexico SA de CV
  Series B                                    507,330                  894,969

Wireless Telecommunication Services (2.6%)
America Movil ADR Series L                    230,769                5,076,917

Netherlands (1.0%)

Beverages
Efes Breweries Intl GDR                        47,458(b,d)           1,874,591

Poland (0.1%)

Media
TVN                                             8,324(b)               129,477

Russia (6.1%)

Food & Staples Retailing (0.5%)
Pyaterochka Holding GDR                        55,496(b,d)             914,574

Metals & Mining (0.5%)
Evraz Group GDR                                60,105(b)               921,410

Oil & Gas (4.0%)
LUKOIL ADR                                    122,579                5,969,598
Novatek GDR                                    83,548(d)             1,838,056
Total                                                                7,807,654

Wireless Telecommunication Services (1.1%)
Mobile Telesystems ADR                         56,509                2,090,833

South Africa (9.9%)

Commercial Banks (2.7%)
ABSA Group                                    157,353                2,273,974
Standard Bank Group                           272,785                2,987,004
Total                                                                5,260,978

Food & Staples Retailing (1.0%)
Massmart Holdings                             253,699                1,908,198

Metals & Mining (2.8%)
Gold Fields                                   181,742                2,104,781
Impala Platinum Holdings                       30,878                3,244,657
Total                                                                5,349,438

Oil & Gas (1.9%)
Sasol                                         110,215                3,709,395

Wireless Telecommunication Services (1.5%)
MTN Group                                     385,172                2,806,781

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
164   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Emerging Markets Fund

Issuer                                         Shares                 Value(a)

South Korea (15.6%)

Automobiles (1.5%)
Hyundai Motor                                  41,799               $2,894,475

Commercial Banks (3.8%)
Kookmin Bank                                   89,770                4,557,814
Shinhan Financial Group                        91,780                2,725,892
Total                                                                7,283,706

Construction & Engineering (1.2%)
Hyundai Development                            83,670                2,259,977

Electric Utilities (1.3%)
Korea Electric Power                           76,100                2,417,483

Food & Staples Retailing (1.6%)
Shinsegae                                       8,753                3,138,241

Semiconductors & Semiconductor Equipment (6.2%)
Samsung Electronics                            22,697               12,068,746

Taiwan (10.9%)

Commercial Banks (0.9%)
Chinatrust Financial
  Holding                                   1,820,118                1,742,853

Computers & Peripherals (2.5%)
Acer                                        1,158,019                2,254,077
Asustek Computer                              628,980                1,572,324
Quanta Computer                               605,000                  989,196
Total                                                                4,815,597

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Taiwan (cont.)

Electronic Equipment & Instruments (2.7%)
AU Optronics                                1,759,800               $2,681,523
Hon Hai Precision Industry                    479,000                2,542,326
Total                                                                5,223,849

Industrial Conglomerates (0.7%)
Far Eastern Textile                         1,949,400                1,298,125

Insurance (0.9%)
Cathay Financial Holding                      947,000                1,821,347

Semiconductors & Semiconductor Equipment (3.2%)
Taiwan Semiconductor Mfg                    2,372,898                3,995,922
United Microelectronics                     3,193,000                1,980,757
Total                                                                5,976,679

Thailand (3.2%)

Commercial Banks (2.3%)
Bangkok Bank                                  795,500                2,156,298
Kasikornbank                                1,467,600                2,259,558
Total                                                                4,415,856

Oil & Gas (0.9%)
PTT Public                                    280,300                1,672,824

Turkey (1.6%)

Commercial Banks (0.9%)
Akbank                                        264,001                1,591,516

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Turkey (cont.)

Household Durables (0.7%)
Arcelik                                       238,266               $1,427,777

United Kingdom (1.4%)

Metals & Mining
Anglo American                                106,166                2,694,914

Total Common Stocks
(Cost: $164,201,395)                                              $181,929,759

Preferred Stock (0.8%)(c)
Issuer                                         Shares                 Value(a)

Brazil
Banco Bradesco                                 35,686               $1,514,686

Total Preferred Stock
(Cost: $1,182,618)                                                  $1,514,686

Short-Term Security (3.4%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial Paper
General Electric Capital
  09-01-05                3.56%            $6,600,000               $6,599,347

Total Short-Term Security
(Cost: $6,600,000)                                                  $6,599,347

Total Investments in Securities
(Cost: $171,984,013)(e)                                           $190,043,792

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c)    Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $8,157,267 or 4.2% of net assets.

(e) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $172,260,896 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                     $19,172,051
       Unrealized depreciation                                      (1,389,155)
                                                                    ----------
       Net unrealized appreciation                                 $17,782,896
                                                                   -----------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
165   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Global Bond Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (94.4%)(c)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Australia (1.7%)
Burns Philp Capital Property
  Sr Sub Nts
   02-15-11              10.75%               $70,000                  $78,050
Commonwealth Bank of Australia
  (European Monetary Unit)
   11-12-09               3.38                610,000                  773,617
New South Wales Treasury
  (Australian Dollar)
   03-01-08               8.00              7,755,000                6,221,869
Telstra
   04-01-12               6.38                450,000                  493,839
Western Australian Treasury
  (Australian Dollar)
   10-16-06               5.50              3,050,000                2,304,514
Total                                                                9,871,889

Austria (1.0%)
Republic of Austria
  (European Monetary Unit)
  01-15-10                5.50              4,325,000                5,981,429

Belgium (1.9%)
Kingdom of Belgium
  (European Monetary Unit)
  03-28-10                3.00              8,495,000               10,688,648

Brazil (0.2%)
Federal Republic of Brazil
  01-15-18                8.00              1,055,000                1,090,343

Canada (2.3%)
Canada Housing Trust #1
  (Canadian Dollar)
   06-15-06               5.53              3,150,000                2,707,439
Canadian Pacific Railway
  (Canadian Dollar)
   06-15-10               4.90                395,000(d)               349,110
Corus Entertainment
  Sr Sub Nts
   03-01-12               8.75                 30,000                   32,250
Govt of Canada
   11-05-08               5.25              1,000,000                1,039,944
Province of British Columbia
  (Canadian Dollar)
   08-23-10               6.38              6,150,000                5,875,250
Province of Ontario
  (Canadian Dollar)
   03-08-06               5.90              3,270,000                2,796,170
Sun Media
   02-15-13               7.63                 50,000                   52,813
Utilicorp Canada Finance
   06-15-11               7.75                150,000                  156,750
Videotron Ltee
   01-15-14               6.88                 35,000                   35,963
Total                                                               13,045,689

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Czechoslovakia Federated Republic (0.2%)
Republic of Czechoslovakia
  (Czech Crown)
  06-16-13                3.70%            32,900,000               $1,435,148

Denmark (0.7%)
Realkredit Danmark
  (Danish Krone)
  01-01-08                4.00             23,000,000                3,944,158

Finland (2.0%)
Republic of Finland
  (European Monetary Unit)
  07-04-07                5.00              9,070,000               11,743,640

France (6.4%)
Dexia Municipal Agency
  (European Monetary Unit)
   09-03-07               4.25                600,000                  767,971
France Telecom
   03-01-06               7.95                550,000                  558,206
Govt of France
  (European Monetary Unit)
   04-25-12               5.00              9,135,000               12,777,670
   04-25-13               4.00              9,170,000               12,156,079
   10-25-16               5.00              7,370,000               10,623,275
Total                                                               36,883,201

Germany (10.8%)
Allgemeine Hypothekenbank Rheinboden
  (European Monetary Unit)
   09-02-09               5.00              1,955,000(d)             2,629,365
Bayerische Landesbank
  (Japanese Yen) Sr Nts
   04-22-13               1.40            282,000,000                2,611,093
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-10               5.38                520,000                  715,973
   07-04-13               3.75             11,830,000               15,424,798
   07-04-27               6.50              7,130,000               12,726,644
   07-04-28               4.75              1,965,000                2,862,344
   07-04-34               4.75              4,610,000                6,859,001
Bundesschatzanweisungen
  (European Monetary Unit)
   12-16-05               2.75              7,060,000                8,723,398
DEPFA Deutsche Pfandbriefbank
  (European Monetary Unit)
   01-15-10               5.50              2,090,000                2,888,321
Deutsche Bank
  (European Monetary Unit)
   07-28-09               4.25                375,000                  492,824

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Germany (cont.)
Landesbank Berlin Girozentrale
  (European Monetary Unit)
   04-30-07               5.00%             1,990,000               $2,560,648
Rheinische Hypothekenbank
  (European Monetary Unit)
   07-05-10               5.75              2,125,000                2,990,012
Total                                                               61,484,421

Greece (4.0%)
Hellenic Republic
  (European Monetary Unit)
   06-21-06               2.75              7,435,000                9,213,057
   04-19-07               4.65              5,735,000                7,344,379
   10-22-22               5.90              4,060,000                6,407,553
Total                                                               22,964,989

Italy (4.6%)
Buoni Poliennali Del Tesoro
  (European Monetary Unit)
   03-01-07               4.50              7,330,000                9,350,679
   10-15-07               5.00              8,425,000               10,980,708
   11-01-26               7.25              3,445,191                6,414,218
Total                                                               26,745,605

Japan (7.9%)
Development Bank of Japan
  (Japanese Yen)
   06-20-12               1.40            629,000,000                5,870,434
Govt of Japan
  (Japanese Yen)
   12-21-09               1.70          2,531,000,000               24,071,211
   03-22-10               1.70            328,000,000                3,122,384
   06-20-12               1.40            672,000,000                6,277,671
   12-20-12               1.00            418,000,000                3,784,364
   12-20-14               1.30            233,000,000                2,107,632
   12-20-34               2.40             54,000,000                  490,408
Total                                                               45,724,104

Luxembourg (0.5%)
Telecom Italia Capital
  09-30-34                6.00              2,620,000(d)             2,689,708

Malaysia (0.3%)
Petronas Capital
  05-22-12                7.00              1,475,000(d)             1,671,184

Mexico (0.4%)
Govt of Mexico
  (Mexican Peso)
   12-24-09               9.00             15,350,000                1,438,291
United Mexican States
   09-27-34               6.75                381,000                  413,004
  (Japanese Yen)
   06-06-06               6.75             48,000,000                  454,728
Total                                                                2,306,023

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
166   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Global Bond Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Netherlands (2.9%)
Bank Nederlandse Gemeenten
  (British Pound)
   08-06-07               7.38%             1,050,000               $1,990,442
Govt of Netherlands
  (European Monetary Unit)
   01-15-08               2.50              9,150,000               11,339,988
   07-15-12               5.00              2,565,000                3,587,635
Total                                                               16,918,065

New Zealand (1.1%)
Govt of New Zealand
  (New Zealand Dollar)
  11-15-06                8.00              8,550,000                6,087,681

Norway (1.1%)
Govt of Norway
  (Norwegian Krone)
  05-16-11                6.00             36,180,000                6,480,741

Poland (1.1%)
Republic of Poland
  (Polish Zloty)
  03-24-10                5.75             20,595,000                6,596,351

South Africa (0.3%)
Republic of South Africa
  (South African Rand)
  08-31-10               13.00              9,890,000                1,891,127

South Korea (0.1%)
Korea Development Bank
  (Japanese Yen)
  06-25-08                 .98             65,000,000                  592,970

Spain (4.4%)
Caja de Ahorros y Monte de Piedad de Madrid
  (European Monetary Unit)
   03-25-11               3.50              2,900,000                3,707,227
Govt of Spain
  (European Monetary Unit)
   07-30-09               5.15             11,475,000               15,550,681
   07-30-10               3.25              4,850,000                6,151,975
Total                                                               25,409,883

Supra-National (1.0%)
European Investment Bank
  (British Pound)
  12-07-11                5.50              2,875,000                5,499,507

Sweden (0.5%)
Govt of Sweden
  (Swedish Krona)
   04-20-06               3.50             16,550,000                2,215,927
   08-15-07               8.00              4,600,000                  677,169
Total                                                                2,893,096

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United Kingdom (4.3%)
BT Group
   12-15-10               8.38%              $550,000                 $645,814
HBOS Treasury Services
  (European Monetary Unit)
   02-12-09               3.50              1,900,000                2,420,421
United Kingdom Treasury
  (British Pound)
   03-07-12               5.00              6,150,000               11,644,536
   09-07-14               5.00              5,355,000               10,265,706
Total                                                               24,976,477

United States (32.7%)
AAA Trust
  Series 2005-2 Cl A1
   11-26-35               3.74              3,141,358(d,g)           3,138,109
Aesop Funding II LLC
  Series 2002-1A Cl A1 (AMBAC)
   10-20-06               3.85                133,333(d,h)             133,325
  Series 2004-2A Cl A1 (FGIC)
   04-20-08               2.76                500,000(d,h)             489,831
Airgas
   10-01-11               9.13                 75,000                   80,625
Allied Waste North America
  Series B
   04-01-08               8.88                 35,000                   36,925
AmeriCredit Automobile Receivables Trust
  Series 2005-BM Cl A3 (MBIA)
   02-06-10               4.05              1,700,000(h)             1,692,297
ANR Pipeline
   03-15-10               8.88                 75,000                   81,822
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29              1,000,000(d,h)             993,320
ASIF Global Financing XIX
  Secured
   01-17-13               4.90              3,500,000(d)             3,547,844
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
   11-10-42               5.03                650,000(f)               668,024
Banc of America Large Loan
  Series 2005-BOCA Cl A2
   12-15-16               3.74              1,400,000(d,f,g)         1,400,249
Bank of America-First Union NB Commercial Mtge
  Series 2001-3 Cl A1
   04-11-37               4.89                752,039(f)               760,022
Bayerische Landesbank
  Sub Nts
   12-01-08               5.88                800,000                  842,221
Bear Stearns Commercial Mtge Securities
  Series 2003-T10 Cl A1
   03-13-40               4.00                350,016(f)               342,732
  Series 2004-T16 Cl A3
   02-13-46               4.03                480,000(f)               473,293
  Series 2005-PWR8 Cl A1
   06-11-41               4.21              1,468,878(f)             1,465,117

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States (cont.)
Boyd Gaming
  Sr Sub Nts
   12-15-12               7.75%               $25,000                  $26,625
   04-15-14               6.75                155,000                  158,294
Caesars Entertainment
  Sr Nts
   04-15-13               7.00                510,000(i)               570,067
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46              1,898,808(d,f)           1,902,896
Capital Auto Receivables Asset Trust
  Series 2004-1
   09-15-10               2.84                700,000                  682,417
  Series 2005-1 Cl A4
   07-15-09               4.05              1,400,000                1,402,128
Capital One Auto Finance Trust
  Series 2005-BSS Cl A3
   11-15-09               4.08              1,000,000                  993,300
Cardinal Health
   06-15-15               4.00              1,300,000(i)             1,203,216
Carmax Auto Owner Trust
  Series 2005-1 Cl A4
   03-15-10               4.35                500,000                  501,382
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
   11-15-30               5.68              1,000,000(f)             1,055,021
Chesapeake Energy
   01-15-15               7.75                105,000                  112,875
  Sr Nts
   06-15-14               7.50                 15,000                   16,200
  Sr Unsecured
   08-15-17               6.50                165,000(d)               168,300
Citigroup
  (European Monetary Unit) Sr Nts
   05-21-10               3.88              2,580,000                3,341,795
Citigroup Commercial Mtge Trust
  Series 2005-C3 Cl A1
   05-15-43               4.39                980,726(f)               981,506
  Series 2005-EMG Cl A1
   09-20-51               4.15              2,241,435(d,f)           2,233,491
CMS Energy
  Sr Nts
   01-15-09               7.50                150,000                  158,250
Colorado Interstate Gas
  Sr Nts
   03-15-15               5.95                 35,000(d)                34,738
Comcast Cable Communications Holdings
   03-15-13               8.38                 48,000                   57,997
Compass Minerals Group
   08-15-11              10.00                 75,000                   82,125
Cott Beverages
   12-15-11               8.00                195,000                  205,725
Countrywide Alternative Loan Trust
  Series 2005-6CB Cl 1A1
   04-25-35               7.50              1,223,877(f)             1,282,826

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
167   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Global Bond Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States (cont.)
CS First Boston Mtge Securities
  Series 2002-CKS4 Cl A1
   11-15-36               4.49%            $1,150,577(f)            $1,152,219
  Series 2004-C1 Cl A2
   01-15-37               3.52                150,000(f)               146,685
  Series 2005-C4 Cl A1
   08-15-38               4.77              2,250,000(f)             2,273,262
DaimlerChrysler NA Holding
  (European Monetary Unit)
   01-16-07               5.63                655,000                  841,305
Dex Media West LLC/Finance
  Sr Nts Series B
   08-15-10               8.50                135,000                  145,969
DIRECTV Holdings LLC/Finance
  Sr Nts
   03-15-13               8.38                 45,000                   49,388
DR Horton
  Sr Nts
   02-15-15               5.25                665,000                  638,809
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63                145,000                  155,223
Emmis Operating
  Sr Sub Nts
   05-15-12               6.88                 25,000                   25,000
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25                 45,000                   44,775
ERAC USA Finance
   05-01-15               5.60              1,515,000(d)             1,564,701
Federal Home Loan Mtge Corp
   07-12-10               4.13              6,650,000                6,638,023
 (European Monetary Unit)
   02-15-07               4.63              3,570,000                4,551,984
Federal Home Loan Mtge Corp #A11799
   08-01-33               6.50                142,635(f)               147,561
Federal Home Loan Mtge Corp #A15881
   11-01-33               5.00                919,493(f)               915,916
Federal Home Loan Mtge Corp #E01377
   05-01-18               4.50                717,707(f)               712,982
Federal Home Loan Mtge Corp #E91326
   09-01-17               6.50                241,450(f)               249,904
Federal Home Loan Mtge Corp #E99967
   10-01-18               5.00                763,461(f)               770,413
Federal Home Loan Mtge Corp #G01535
   04-01-33               6.00              1,114,531(f)             1,152,311
Federal Natl Mtge Assn
   10-15-06               4.38              2,910,000                2,922,464
Federal Natl Mtge Assn #255377
   08-01-34               7.00              1,214,344(f)             1,273,104
Federal Natl Mtge Assn #360800
   01-01-09               5.74                636,665(f)               661,161
Federal Natl Mtge Assn #386599
   11-01-10               4.47                362,918(f)               361,430
Federal Natl Mtge Assn #440730
   12-01-28               6.00                964,665(f)               997,096
Federal Natl Mtge Assn #555316
   02-01-13               4.87                797,673(f)               815,301

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States (cont.)
Federal Natl Mtge Assn #555734
   07-01-23               5.00%              $680,012(f)              $681,166
Federal Natl Mtge Assn #555740
   08-01-18               4.50                383,387(f)               380,617
Federal Natl Mtge Assn #575487
   04-01-17               6.50                515,043(f)               536,367
Federal Natl Mtge Assn #621581
   12-01-31               6.50                423,897(f)               441,769
Federal Natl Mtge Assn #631315
   02-01-17               5.50                283,123(f)               289,920
Federal Natl Mtge Assn #639965
   08-01-17               6.00                917,357(f)               950,669
Federal Natl Mtge Assn #640996
   05-01-32               7.50                327,235(f)               346,951
Federal Natl Mtge Assn #646147
   06-01-32               7.00                268,127(f)               282,271
Federal Natl Mtge Assn #652284
   08-01-32               6.50                286,231(f)               296,433
Federal Natl Mtge Assn #653145
   07-01-17               6.00                186,003(f)               192,758
Federal Natl Mtge Assn #654121
   09-01-17               6.00                663,486(f)               687,601
Federal Natl Mtge Assn #655589
   08-01-32               6.50              1,194,913(f)             1,244,751
Federal Natl Mtge Assn #666424
   08-01-32               6.50                253,099(f)               262,120
Federal Natl Mtge Assn #670461
   11-01-32               7.50                455,985(f)               483,458
Federal Natl Mtge Assn #684595
   03-01-33               6.00              1,145,044(f)             1,173,155
Federal Natl Mtge Assn #687583
   04-01-33               6.00              2,546,363(f)             2,610,445
Federal Natl Mtge Assn #688034
   03-01-33               5.50                353,366(f)               358,401
Federal Natl Mtge Assn #688691
   03-01-33               5.50                715,931(f)               723,956
Federal Natl Mtge Assn #720786
   09-01-33               5.50              1,406,046(f)             1,421,808
Federal Natl Mtge Assn #735029
   09-01-13               5.28                692,243(f)               720,918
Federal Natl Mtge Assn #739474
   10-01-33               5.50                771,708(f)               782,996
Federal Natl Mtge Assn #741850
   09-01-33               5.50              2,028,819(f)             2,051,562
Federal Natl Mtge Assn #748110
   10-01-33               6.50              2,543,515(f)             2,632,003
Federal Natl Mtge Assn #753507
   12-01-18               5.00              2,682,312(f)             2,703,340
Federal Natl Mtge Assn #755498
   11-01-18               5.50              1,797,119(f)             1,837,532
Federal Natl Mtge Assn #756799
   11-01-33               6.50                701,961(f)               731,499
Federal Natl Mtge Assn #756844
   02-01-19               5.00                631,422(f)               636,184
Federal Natl Mtge Assn #791393
   10-01-19               5.50              3,062,628(f)             3,130,352
Ford Motor
   10-01-28               6.63                391,000                  290,852

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States (cont.)
Franklin Auto Trust
  Series 2004-1 Cl A3 (MBIA)
   03-15-12               4.15%              $800,000(h)              $799,114
GE Capital Commercial Mtge
  Series 2001-3 Cl A1
   06-10-38               5.56                727,606(f)               747,395
  Series 2005-C1 Cl A5
   06-10-48               4.77                500,000(f)               504,941
  Series 2005-C3 Cl A1
   07-10-45               4.59              1,060,000(f)             1,067,928
  Series 2005-C3 Cl A2
   07-10-45               4.85                790,000(f)               803,163
General Electric Capital
  (European Monetary Unit)
   06-20-07               5.13                540,000                  697,759
  (New Zealand Dollar)
   02-04-10               6.63              3,435,000                2,401,031
General Electric Capital Assurance
  Series 2003-1 Cl A3
   05-12-35               4.77              1,775,000(d,f)           1,792,519
Genworth Financial
  (Japanese Yen)
   06-20-11               1.60            120,000,000                1,095,938
Georgia Gulf
  Sr Nts
   12-15-13               7.13                100,000                  103,750
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41               4.55                900,000(f)               898,117
  Series 2005-C1 Cl A1
   05-10-43               4.21                785,328(f)               782,889
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl CI
   01-20-32               0.00                863,822(e,f)              92,621
Govt Natl Mtge Assn #604708
   10-15-33               5.50                868,787(f)               886,435
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
   06-10-36               4.76                800,000(f)               808,311
  Series 2004-GG1 Cl A5
   06-10-36               4.88                500,000(f)               509,091
  Series 2005-GG3 Cl A1
   08-10-42               3.92                549,254(f)               545,354
  Series 2005-GG3 Cl A3
   08-10-42               4.57              1,550,000(f)             1,550,904
GS Mtge Securities II
  Series 2004-GG2 Cl A4
   08-10-38               4.96                900,000(f)               917,481
  Series 2005-GG4 Cl A1
   07-10-39               4.37              1,214,088(f)             1,214,817
HCA
  Sr Nts
   03-15-14               5.75                100,000                   98,827
Hilton Hotels
   12-01-12               7.63                100,000                  114,734

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
168   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Global Bond Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States (cont.)
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53%              $600,000                 $593,832
HSBC Bank USA
  Sub Nts
   08-15-35               5.63              2,750,000                2,837,101
ING Security Life Institutional Funding
   01-15-10               4.25              1,180,000(d)             1,172,013
Intl Paper
  (European Monetary Unit)
   08-11-06               5.38                500,000                  633,327
IPALCO Enterprises
  Secured
   11-14-08               8.38                140,000                  150,150
ITT
   11-15-15               7.38                125,000                  136,875
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
   10-12-37               4.37                792,178(f)               792,482
  Series 2003-LN1 Cl A1
   10-15-37               4.13                363,898(f)               358,565
  Series 2003-ML1A Cl A1
   03-12-39               3.97                413,073(f)               406,324
  Series 2004-CBX Cl A5
   01-12-37               4.65                700,000(f)               702,990
  Series 2005-CB11 Cl A3
   08-12-37               5.20                950,000(f,i)             983,013
Key Energy Services
  Series C
   03-01-08               8.38                 65,000                   67,275
L-3 Communications
   06-15-12               7.63                230,000                  243,800
Lamar Media
   01-01-13               7.25                 50,000                   52,625
  Sr Sub Nts
   08-15-15               6.63                180,000(d)               183,600
LB-UBS Commercial Mtge Trust
  Series 2003-C8 Cl A3
   11-15-27               4.83                900,000(f)               912,474
  Series 2004-C2 Cl A3
   03-15-29               3.97                650,000(f)               628,173
  Series 2004-C4 Cl A3
   06-15-29               5.16                850,000(f,g)             878,166
  Series 2004-C6 Cl A1
   08-15-29               3.88              1,234,264(f)             1,220,869
  Series 2004-C6 Cl A2
   08-15-29               4.19              1,100,000(f)             1,091,398
  Series 2004-C6 Cl A4
   08-15-29               4.58                950,000(f)               953,375
  Series 2004-C7 Cl A2
   10-15-29               3.99                800,000(f)               785,840
  Series 2004-C8 Cl A2
   12-15-29               4.20              1,000,000(f)               991,120
  Series 2005-C3 Cl A1
   07-15-30               4.39                878,004(f)               879,857
  Series 2005-C5 Cl A2
   09-15-40               4.89              1,050,000(f)             1,065,519

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States (cont.)
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40%              $600,000(h)              $593,742
MacDermid
   07-15-11               9.13                 20,000                   21,500
Meritage Homes
   03-15-15               6.25                 25,000                   23,406
Merrill Lynch Mtge Trust
  Series 2005-MCP1 Cl A1
   06-12-43               4.22              1,124,134(f)             1,121,147
Metris Master Trust
  Series 2004-2 Cl M
   10-20-10               4.00                275,000(g)               275,261
Metropolitan Life Global Funding I
  Sr Nts
   08-19-10               4.63                700,000(d)               705,449
MGM MIRAGE
   10-01-09               6.00                 25,000                   25,000
  Sr Nts
   02-27-14               5.88                125,000                  120,625
   07-15-15               6.63                190,000(b,d)             191,900
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13               6.13                 30,000                   30,375
  Sr Sub Nts
   04-01-12               8.00                 50,000                   53,250
Moog
  Sr Sub Nts
   01-15-15               6.25                 10,000                   10,000
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
   04-14-40               4.59                690,000(f)               689,607
Morgan Stanley Group
  (European Monetary Unit)
   03-16-06               5.25              2,045,000                2,561,131
Morgan Stanley, Dean Witter Capital I
  Series 2002-TOP7 Cl A2
   01-15-39               5.98              1,350,000(f)             1,457,584
Newfield Exploration
  Sr Sub Nts
   08-15-12               8.38                320,000                  348,000
Nextel Communications
  Sr Nts Series E
   10-31-13               6.88                185,000                  198,149
Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10-15-08               3.54                900,000                  890,703
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                 20,000                   21,000
NorthWestern Energy
  Secured
   11-01-14               5.88                 10,000(d)                10,326
Offshore Logistics
   06-15-13               6.13                 15,000                   14,625
Owens-Illinois Glass Container
   05-15-11               7.75                150,000                  159,000

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States (cont.)
Peabody Energy
  Series B
   03-15-13               6.88%              $145,000                 $150,981
Plains Exploration & Production
  Sr Nts
   06-15-14               7.13                 50,000                   53,250
Popular ABS Mtge Pass-Through Trust
  Series 2005-A Cl AF2
   06-25-35               4.49                560,000                  557,462
Potomac Edison
  1st Mtge
   11-15-14               5.35                 75,000(d)                77,707
Pricoa Global Funding I
   06-25-12               4.63              2,935,000(d)             2,940,439
Pride Intl
  Sr Nts
   07-15-14               7.38                 25,000                   27,125
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
   02-11-36               3.67                824,691(f)               805,907
Qwest
   03-15-12               8.88                130,000                  142,025
Residential Capital
   06-30-10               6.38              1,085,000(d)             1,107,590
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75                 30,000                   30,638
Simon Property Group LP
   06-15-15               5.10              1,680,000(d)             1,673,767
Southern Natural Gas
   03-15-10               8.88                100,000                  109,095
Southern Star Central
  Secured
   08-01-10               8.50                 50,000                   54,000
Sprint Capital
   11-15-28               6.88              1,470,000                1,684,539
Standard-Pacific
  Sr Nts
   08-15-15               7.00                 85,000                   83,725
Station Casinos
  Sr Nts
   04-01-12               6.00                 90,000                   90,675
  Sr Sub Nts
   03-01-16               6.88                335,000(b,d)             344,213
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                115,000                  120,606
Toyota Motor Credit
  (Japanese Yen)
   06-09-08               0.75            292,000,000                2,666,411
Transcontinental Gas Pipe Line
  Series B
   08-15-11               7.00                 85,000                   91,375
Triad Auto Receivables Owner Trust
  Series 2005-A Cl A3 (AMBAC)
   03-12-10               4.05              1,500,000(h)             1,492,440

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
169   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Global Bond Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States (cont.)
Triad Hospitals
  Sr Nts
   05-15-12               7.00%              $100,000                 $103,500
U.S. Treasury
   02-15-08               3.38              1,795,000                1,775,366
   05-15-15               4.13                540,000                  543,480
   08-15-15               4.25              3,935,000                4,009,395
   08-15-23               6.25              6,600,000                8,178,331
   02-15-26               6.00              1,590,000(i)             1,949,862
U.S. Treasury Inflation-Indexed Bond
   01-15-15               1.63              5,678,695(j)             5,671,929
United Auto Group
   03-15-12               9.63                 35,000                   37,581
Verizon Pennsylvania
  Series A
   11-15-11               5.65              7,005,000                7,324,918

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

United States (cont.)
Wachovia Bank Commercial Mtge Trust
  Series 2003-C8 Cl A2
   11-15-35               3.89%              $750,000(f)              $737,943
  Series 2005-C16 Cl A3
   10-15-41               4.62              1,050,000(f)             1,052,976
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45              2,365,000                2,597,773
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54              1,100,000                1,088,846
Total                                                              187,457,302

Total Bonds
(Cost: $525,421,390)                                              $543,073,379

Short-Term Securities (4.0%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agency (0.9%)
Federal Home Loan Bank
  09-09-05                3.41%            $5,000,000               $4,995,737

Commercial Paper (3.1%)
HSBC Finance
   09-01-05               3.56%           $12,800,000              $12,798,735
Natl Australia Funding
   09-01-05               3.49              5,000,000(k)             4,999,515
Total                                                               17,798,250

Total Short-Term Securities
(Cost: $22,796,211)                                                $22,793,987

Total Investments in Securities
(Cost: $548,217,601)(l)                                           $565,867,366

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
170   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Global Bond Fund

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Aug. 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $537,876.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $33,145,694 or 5.8% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Aug. 31, 2005.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2005.

(h) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

       AMBAC --    Ambac Assurance Corporation

       FGIC  --    Financial Guaranty Insurance Company

       FSA   --    Financial Security Assurance

       MBIA  --    MBIA Insurance Corporation

(i) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

       Type of security                                        Notional amount

       Purchase contracts
       Eurodollar, Sept. 2005, 10-year                              $4,400,000

       Sale contracts
       U.S. Treasury Note, Sept. 2005, 5-year                        1,200,000
       U.S. Treasury Note, Sept. 2005, 10-year                       1,400,000
       U.S. Treasury Note, Dec. 2005, 5-year                         3,900,000
       U.S. Treasury Note, Dec. 2005, 10-year                       17,300,000

(j) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(k) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $4,999,515 or 0.9% of net assets.

(l) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $548,386,831 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                     $20,882,490
       Unrealized depreciation                                      (3,401,955)
                                                                    ----------
       Net unrealized appreciation                                 $17,480,535
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
171   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Global Inflation Protected Securities Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (98.5%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Sovereign (1.0%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-07               6.00%               578,000(c)              $748,215
United Kingdom Treasury
  (British Pound)
   12-07-06               7.50                235,000(c)               440,930
Total                                                                1,189,145

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

U.S. Government Obligations & Agencies (97.5%)(b)
U.S. Treasury
Inflation-Indexed Bond
   01-15-07               3.38%           $11,772,780              $12,202,474
   01-15-08               3.63              9,896,140               10,495,066
   01-15-09               3.88              6,890,428                7,492,391
   04-15-10               0.88              5,328,417                5,203,373
   07-15-12               3.00             14,895,560               16,301,026
   01-15-14               2.00             14,747,206               15,202,559
   07-15-14               2.00              8,424,892                8,695,247
   01-15-15               1.63              8,026,568                8,017,005
   01-15-25               2.38              5,334,561                5,784,153
   04-15-28               3.63             13,780,994               18,318,682
   04-15-29               3.88              4,129,089                5,742,916
Total                                                              113,454,892

Total Bonds
(Cost: $113,791,069)                                              $114,644,037

Short-Term Securities (1.2%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                               maturity

U.S. Government Agencies
Federal Home Loan Mtge Corp Disc Nt
   09-20-05               3.43%              $700,000                 $698,670
Federal Natl Mtge Assn Disc Nt
  09-14-05                3.42                700,000                  699,069

Total Short-Term Securities
(Cost: $1,397,872)                                                  $1,397,739

Total Investments in Securities
(Cost: $115,188,941)(d)                                           $116,041,776

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2005, the value of foreign securities represented 1.0% of net assets.

(d) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $115,277,487 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                        $783,988
       Unrealized depreciation                                         (19,699)
                                                                       -------
       Net unrealized appreciation                                    $764,289
                                                                      --------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
172   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Growth Fund
Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (95.7%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (1.1%)
Boeing                                         21,502               $1,441,064
Goodrich                                        8,567                  392,540
Honeywell Intl                                 14,806                  566,774
Lockheed Martin                                33,670                2,095,620
Total                                                                4,495,998

Beverages (1.2%)
PepsiCo                                        88,183                4,836,838

Biotechnology (3.1%)
Amgen                                          75,961(b)             6,069,283
Biogen Idec                                    28,185(b)             1,187,998
Genentech                                      39,138(b)             3,676,624
Gilead Sciences                                32,556(b)             1,399,908
Total                                                               12,333,813

Capital Markets (0.8%)
Franklin Resources                             16,062                1,292,027
Investors Financial Services                   42,241                1,483,504
State Street                                   11,237                  543,084
Total                                                                3,318,615

Chemicals (0.6%)
Monsanto                                       39,885                2,546,258

Commercial Banks (0.1%)
ICICI Bank ADR                                 21,845(c)               510,736

Commercial Services & Supplies (0.1%)
Cendant                                        18,317                  372,568

Communications Equipment (4.0%)
CIENA                                         177,980(b)               400,455
Cisco Systems                                 329,132(b)             5,799,306
Motorola                                       91,345                1,998,629
Nokia ADR                                     370,967(c)             5,850,149
QUALCOMM                                       40,713                1,616,713
Total                                                               15,665,252

Computers & Peripherals (3.3%)
Dell                                          201,860(b)             7,186,216
EMC                                           281,874(b)             3,624,900
Hewlett-Packard                                71,762                1,992,113
Total                                                               12,803,229

Consumer Finance (0.4%)
Capital One Financial                           6,110                  502,486
First Marblehead                               32,798(b)               948,847
Total                                                                1,451,333

Diversified Financial Services (0.5%)
Contax Participacoes                           45,600(b,c)              29,686
streetTRACKS Gold Trust                        45,505(b)             1,974,007
Total                                                                2,003,693

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Diversified Telecommunication Services (19.2%)
ALLTEL                                         27,166               $1,684,020
Brasil Telecom
  Participacoes ADR                            14,800(c)               539,460
Chunghwa Telecom                               72,430(c)             1,394,278
France Telecom                                 31,211(c)               943,561
MCI                                           265,100                6,797,164
Sprint Nextel                               1,900,537               49,280,924
Tele Norte Leste
  Participacoes                                63,200(c)               950,528
Telewest Global                               578,623(b,c)          12,845,431
Verizon Communications                         16,236                  531,080
Total                                                               74,966,446

Electronic Equipment & Instruments (0.2%)
Flextronics Intl                               50,403(b,c)             658,263

Energy Equipment & Services (1.0%)
Halliburton                                    32,389                2,007,146
Nabors Inds                                     6,055(b,c)             405,685
Schlumberger                                    9,277                  799,956
Transocean                                     12,960(b)               765,158
Total                                                                3,977,945

Food & Staples Retailing (1.1%)
Rite Aid                                      192,600(b)               785,808
Safeway                                        16,300                  386,799
Wal-Mart Stores                                72,776                3,272,009
Total                                                                4,444,616

Food Products (0.7%)
Kellogg                                        61,640                2,794,141

Health Care Equipment & Supplies (2.8%)
Alcon                                           6,754(c)               797,310
Baxter Intl                                   123,528                4,981,885
Boston Scientific                              49,765(b)             1,337,683
Guidant                                        47,924                3,385,351
Hospira                                        13,900(b)               553,776
Total                                                               11,056,005

Health Care Providers & Services (5.5%)
Aetna                                          15,959                1,271,454
AmerisourceBergen                              11,932                  890,962
Cardinal Health                                92,692                5,525,370
HCA                                           101,913                5,024,311
HealthSouth                                    55,731(b)               295,374
Magellan Health Services                       50,738(b)             1,798,662
McKesson                                       15,126                  705,930
Medco Health Solutions                         43,829(b)             2,159,455
UnitedHealth Group                             70,881                3,650,372
WellPoint                                       4,530(b)               336,353
Total                                                               21,658,243

Hotels, Restaurants & Leisure (0.2%)
McDonald's                                     22,150                  718,768

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Household Durables (0.1%)
Harman Intl Inds                                1,306                 $135,040
Tempur-Pedic Intl                              17,639(b)               283,459
Total                                                                  418,499

Household Products (2.4%)
Procter & Gamble                               59,529                3,302,669
Spectrum Brands                               217,277(b)             6,116,347
Total                                                                9,419,016

Industrial Conglomerates (1.3%)
General Electric                               28,070                  943,433
Tyco Intl                                     148,504(c)             4,132,866
Total                                                                5,076,299

Insurance (2.3%)
ACE                                            47,797(c)             2,122,665
American Intl Group                            93,242                5,519,926
Chubb                                           4,157                  361,493
Hartford Financial
  Services Group                               14,668                1,071,497
Total                                                                9,075,581

Internet & Catalog Retail (0.2%)
eBay                                           15,167(b)               614,112

Internet Software & Services (2.0%)
Google Cl A                                    26,796(b)             7,663,656

Media (11.9%)
Comcast Cl A                                  169,404(b)             5,209,173
Grupo Televisa ADR                              5,535(c)               347,598
Liberty Global Cl A                            68,635(b)             3,483,226
News Corp Cl A                                 56,455                  915,136
NTL                                           440,298(b)            28,126,237
Time Warner                                    62,811(b)             1,125,573
Viacom Cl B                                    22,121                  751,893
Vivendi Universal ADR                         197,160(c)             6,220,398
Total                                                               46,179,234

Metals & Mining (3.0%)
Agnico-Eagle Mines                             28,201(c)               368,869
Barrick Gold                                   25,187(c)               660,403
Coeur d'Alene Mines                           579,462(b)             2,115,036
Glamis Gold                                    35,199(b,c)             669,485
Harmony Gold Mining ADR                       123,159(c)               932,314
Kinross Gold                                   80,667(b,c)             509,815
Newmont Mining                                137,210                5,430,773
PAN American Silver                            56,000(b,c)             873,040
Stillwater Mining                              33,478(b)               268,828
Total                                                               11,828,563

Multiline Retail (0.4%)
JC Penney                                      11,011                  535,465
Kohl's                                         19,885(b)             1,042,968
Total                                                                1,578,433

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
173   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Growth Fund

Issuer                                         Shares                 Value(a)

Oil & Gas (4.3%)
Anadarko Petroleum                             25,618               $2,327,908
Burlington Resources                           24,859                1,834,346
Chevron                                        35,445                2,176,323
ConocoPhillips                                 40,906                2,697,341
Devon Energy                                   26,185                1,591,262
EnCana                                          8,330(c)               409,753
Exxon Mobil                                    32,290                1,934,171
Kinder Morgan
  Management LLC                                   --(b)                     1
Marathon Oil                                   23,638                1,520,160
Valero Energy                                  22,548                2,401,361
Total                                                               16,892,626

Personal Products (2.5%)
Avon Products                                  11,139                  365,582
Gillette                                      176,159                9,489,685
Total                                                                9,855,267

Pharmaceuticals (7.8%)
Abbott Laboratories                            63,096                2,847,522
AstraZeneca                                    12,349(c)               566,970
Bristol-Myers Squibb                           58,258                1,425,573
GlaxoSmithKline ADR                            32,394(c)             1,578,236
Johnson & Johnson                              88,884                5,634,357
Novartis ADR                                   79,865(c)             3,893,419
Pfizer                                        314,755                8,016,809
Roche Holding                                  20,680(c)             2,869,652
Schering-Plough                                52,426                1,122,441
Wyeth                                          53,496                2,449,582
Total                                                               30,404,561

Semiconductors & Semiconductor Equipment (3.4%)
Applied Materials                              20,202                  369,899
Freescale
  Semiconductor Cl A                           68,897(b)             1,645,260
Freescale
  Semiconductor Cl B                           37,150(b)               894,572
Intel                                         255,751                6,577,916
MEMC Electronic Materials                     143,201(b)             2,414,369
Texas Instruments                              45,608                1,490,469
Total                                                               13,392,485

Software (4.0%)
Adobe Systems                                  13,899                  375,829
BMC Software                                   18,140(b)               362,800
Compuware                                      52,600(b)               476,556
Electronic Arts                                20,192(b)             1,156,598
Macromedia                                     20,555(b)               759,507
Mercury Interactive                            43,663(b)             1,601,122
Microsoft                                     194,495                5,329,164
Novell                                         62,656(b)               412,276
Oracle                                        226,561(b)             2,938,496
Siebel Systems                                148,080                1,221,660
Symantec                                       42,897(b)               899,979
Total                                                               15,533,987

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Specialty Retail (--%)
Gap                                             7,353                 $139,781

Thrifts & Mortgage Finance (0.8%)
Countrywide Financial                          40,669                1,374,205
Fannie Mae                                     23,467                1,197,756
Freddie Mac                                     7,816                  471,930
Total                                                                3,043,891

Tobacco (0.8%)
Altria Group                                   43,275                3,059,543

Wireless Telecommunication Services (2.6%)
Hutchison Telecommunications
  Intl ADR                                     41,132(b,c)             746,546
KT Freetel                                      7,750(c)               187,754
LG Telecom                                     38,503(b,c)             207,782
Millicom Intl Cellular                         46,138(b,c)             886,311
NeuStar Cl A                                   81,137(b)             2,232,079
O2                                            277,378(c)               767,990
Orascom Telecom GDR                            74,302(c)             3,435,724
Telesp Celular Participacoes                   91,685(c)               380,493
Turkcell Iletisim
  Hizmetleri ADR                               59,080(c)               793,444
Vodafone Group ADR                             24,663(c)               672,067
Total                                                               10,310,190

Total Common Stocks
(Cost: $353,587,807)                                              $375,098,484

Options Purchased (0.2%)
Issuer        Contracts      Exercise        Expiration               Value(a)
                               price            date

Calls
Sprint Nextel    920          $27.50          Jan. 2006               $625,600

Puts
S&P 500 Index    135           1,135          Dec. 2005                135,000

Total Options Purchased
(Cost: $823,415)                                                      $760,600

Short-Term Securities (4.4%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agencies (2.6%)
Federal Home Loan Mtge Corp Disc Nt
   09-20-05               3.43%            $2,300,000               $2,295,624
Federal Natl Mtge Assn Disc Nt
   09-14-05               3.31              8,000,000                7,989,702
Total                                                               10,285,326

Commercial Paper (1.8%)
Bear Stearns Companies
   09-09-05               3.43                900,000                  899,228
Citibank
   09-01-05               3.51              5,000,000(d)             4,999,513
Old Line Funding
   09-01-05               3.56              1,200,000(d)             1,199,881
Total                                                                7,098,622

Total Short-Term Securities
(Cost: $17,385,594)                                                $17,383,948

Total Investments in Securities
(Cost: $371,796,816)(e)                                           $393,243,032

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
174   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Growth Fund

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2005, the value of foreign securities represented 15.1% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $6,199,394 or 1.6% of net assets.

(e) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $376,792,457 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                     $22,666,204
       Unrealized depreciation                                      (6,215,629)
                                                                    ----------
       Net unrealized appreciation                                 $16,450,575
                                                                   -----------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
175   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - High Yield Bond Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (93.2%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Aerospace & Defense (3.2%)
Communications & Power Inds
  Sr Sub Nts
   02-01-12               8.00%            $4,300,000               $4,439,750
CPI Holdco
  Sr Nts
   02-01-15               9.67              4,200,000(h)             4,164,896
DRS Technologies
  Sr Sub Nts
   11-01-13               6.88              3,190,000                3,229,875
L-3 Communications
   06-15-12               7.63              7,425,000                7,870,500
   07-15-13               6.13              7,425,000                7,499,250
  Sr Sub Nts
   10-15-15               6.38              8,100,000(d)             8,221,500
Moog
  Sr Sub Nts
   01-15-15               6.25              1,660,000                1,660,000
Standard Aero Holdings
   09-01-14               8.25              2,895,000                2,895,000
Total                                                               39,980,771

Automotive (3.6%)
Affinia Group
   11-30-14               9.00              5,455,000(d)             4,500,375
ArvinMeritor
   02-15-09               6.80              3,920,000                3,861,200
GMAC
   09-15-11               6.88             13,440,000               12,727,452
IAAI Finance
  Sr Unsecured
   04-01-13              11.00              4,900,000(d)             5,116,384
Lear
  Series B
   08-01-14               5.75              9,375,000                8,332,031
Tenneco Automotive
  Series B
   07-15-13              10.25              5,250,000                5,958,750
TRW Automotive
  Sr Nts
   02-15-13               9.38              4,325,000                4,800,750
Total                                                               45,296,942

Brokerage (0.7%)
LaBranche & Co
  Sr Nts
   05-15-09               9.50                830,000                  879,800
   05-15-12              11.00              6,855,000                7,574,775
Total                                                                8,454,575

Building Materials (2.0%)
Ainsworth Lumber
   10-01-12               7.25              5,595,000(c)             5,231,325
Compression Polymers Holdings
  Sr Nts
   07-01-13              10.50              2,425,000(d)             2,437,125

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Building Materials (cont.)
Euramax
  Term Loan B
   08-08-13              10.56%            $6,000,000               $6,075,000
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00              5,190,000                5,449,500
Norcraft Holdings/Capital
  Sr Disc Nts (Zero coupon through 09-01-08,
  thereafter 9.75%)
   09-01-12               9.80              6,090,000(f)             4,323,900
NTK Holdings
  Sr Disc Nts (Zero coupon through 09-01-09,
  thereafter 10.375%)
   03-01-14              11.12              2,695,000(d,f)           1,549,625
Total                                                               25,066,475

Chemicals (2.9%)
BCP Crystal US Holdings
  Sr Sub Nts
   06-15-14               9.63              3,438,000                3,897,833
BCP Crystal US Holdings/Sub3
  Sr Disc Nts Series B
  (Zero coupon through 10-01-09,
  thereafter 10.50%)
   10-01-14               9.37              3,774,000(f)             2,698,410
Equistar Chemicals LP/Funding
  Sr Nts
   05-01-11              10.63              3,875,000                4,301,250
Georgia Gulf
  Sr Nts
   12-15-13               7.13              4,005,000                4,155,188
INVISTA
   05-01-12               9.25             13,360,000(d)            14,629,199
Nell
  Sr Nts
   08-15-15               8.38              3,440,000(c,d)           3,478,700
PQ
   02-15-13               7.50              3,580,000(d)             3,597,900
Total                                                               36,758,480

Construction Machinery (2.1%)
Columbus McKinnon
  Sr Sub Nts
   11-01-13               8.88              1,510,000(d,g)           1,528,875
Gardner Denver
   05-01-13               8.00                460,000(d)               487,600
NationsRent Companies
  Secured
   10-15-10               9.50              7,070,000                7,741,650
Neff Rental LLC/Finance
  Secured
   06-15-12              11.25              2,540,000(d)             2,705,100

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Construction Machinery (cont.)
United Rentals North America
   02-15-12               6.50%            $6,425,000               $6,272,406
  Sr Sub Nts
   02-15-14               7.00              7,295,000                6,948,488
Total                                                               25,684,119

Consumer Cyclical Services (0.1%)
Da-Lite Screen
  Sr Nts
  05-15-11                9.50              1,195,000                1,269,688

Consumer Products (2.5%)
AAC Group Holding
  Sr Disc Nts (Zero coupon through 10-01-08,
  thereafter 10.25%)
   10-01-12              10.07              3,225,000(d,f)           2,386,500
ACCO Brands
  Sr Sub Nts
   08-15-15               7.63              2,840,000(d)             2,847,100
Amscan Holdings
  Sr Sub Nts
   05-01-14               8.75              1,895,000                1,804,988
Sealy Mattress
  Sr Sub Nts
   06-15-14               8.25              3,995,000                4,264,663
Simmons Bedding
  Sr Disc Nts (Zero coupon through 12-15-09,
  thereafter 10.00%)
   12-15-14              10.00              2,265,000(d,f)           1,302,375
  Sr Sub Nts
   01-15-14               7.88              5,665,000                5,438,399
Spectrum Brands
   02-01-15               7.38              5,885,000                5,664,312
Visant
   10-01-12               7.63              5,105,000                5,245,388
Visant Holding
  Sr Disc Nts (Zero coupon through 12-01-08,
  thereafter 10.25%)
   12-01-13              10.14              3,350,000(f)             2,437,125
Total                                                               31,390,850

Diversified Manufacturing (0.7%)
ALH Finance LLC
  Sr Sub Nts
   01-15-13               8.50              5,605,000                5,422,838
TriMas
   06-15-12               9.88              3,815,000                3,261,825
Total                                                                8,684,663

Electric (4.6%)
Aquila
  Sr Nts
   11-15-09               7.63              6,185,000                6,416,938
   02-01-11               9.95              3,645,000                4,055,063

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
176   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Electric (cont.)
CMS Energy
  Sr Nts
   08-01-10               7.75%            $5,905,000               $6,406,925
Midwest Generation LLC
  Series B
   01-02-16               8.56              6,910,160                7,601,176
Mirant Americas Generation LLC
  Sr Nts
   10-01-21               8.50              3,615,000(b)             4,247,625
NRG Energy
   12-15-13               8.00              2,943,000                3,178,440
Reliant Energy
  Secured
   12-15-14               6.75              8,665,000                8,491,700
Tenaska Alabama Partners LP
  Secured
   06-30-21               7.00              4,990,000(d)             5,205,518
Texas Genco LLC/Financing
  Sr Nts
   12-15-14               6.88              9,238,000(d)             9,584,424
Utilicorp Canada Finance
   06-15-11               7.75              2,005,000(c)             2,095,225
Total                                                               57,283,034

Entertainment (2.3%)
Hit Entertainment
  Term Loan B
   02-24-12               8.88              2,700,000(g)             2,740,500
Loews Cineplex
   08-01-14               9.00             11,850,000(d)            11,642,625
Six Flags
  Sr Nts
   06-01-14               9.63              4,115,000                4,125,288
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75              6,425,000                6,649,875
United Artists Theatre
   07-01-15               9.30              3,092,333                3,061,410
Total                                                               28,219,698

Environmental (2.4%)
Allied Waste North America
  Secured
   02-15-14               6.13              6,740,000                6,285,050
  Series B
   09-01-12               9.25                695,000                  759,288
  Sr Nts
   04-15-13               7.88              5,180,000                5,335,400
Clean Harbors
  Secured
   07-15-12              11.25              5,350,000(d)             5,992,000
Waste Services
  Sr Sub Nts
   04-15-14               9.50              7,030,000(d)             7,012,424
  Term Loan B
   03-31-11               5.28              4,505,779                4,573,366
Total                                                               29,957,528

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Food and Beverage (1.9%)
American Seafoods Group LLC/Finance
  Sr Disc Nts (Zero coupon through 11-01-08,
  thereafter 11.50%)
   11-01-11              12.12%           $10,755,000(f)            $8,039,363
Burns Philp Capital Property
  Sr Sub Nts
   02-15-11              10.75             13,645,000(c)            15,214,175
Total                                                               23,253,538

Gaming (5.5%)
Boyd Gaming
  Sr Sub Nts
   04-15-14               6.75             15,500,000               15,829,374
CCM Merger
   08-01-13               8.00              3,225,000(d)             3,289,500
MGM MIRAGE
  Sr Nts
   02-27-14               5.88             15,345,000               14,807,924
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13               6.13              6,175,000                6,252,188
  Sr Sub Nts
   04-01-12               8.00              6,277,000                6,685,005
Penn Natl Gaming
  Sr Sub Nts
   03-01-15               6.75              3,135,000                3,103,650
River Rock Entertainment Authority
  Sr Nts
   11-01-11               9.75              6,105,000                6,700,238
Seneca Gaming
  Sr Nts
   05-01-12               7.25              3,405,000                3,541,200
Station Casinos
  Sr Nts
   04-01-12               6.00              7,605,000                7,662,038
Wheeling Island Gaming
   12-15-09              10.13                560,000                  592,900
Total                                                               68,464,017

Gas Pipelines (2.9%)
ANR Pipeline
   03-15-10               8.88              8,045,000                8,776,741
Colorado Interstate Gas
  Sr Nts
   03-15-15               5.95              4,775,000(d)             4,739,188
El Paso CGP
   06-15-10               7.75                650,000                  666,250
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63              9,185,000                9,832,607
Southern Natural Gas
   03-15-10               8.88              4,925,000                5,372,958
Southern Star Central
  Secured
   08-01-10               8.50              6,190,000                6,685,200
Total                                                               36,072,944

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Health Care (7.7%)
Community Health Systems
  Sr Sub Nts
   12-15-12               6.50%            $6,060,000               $6,128,175
DaVita
  Sr Nts
   03-15-13               6.63              1,885,000(d)             1,913,275
  Sr Sub Nts
   03-15-15               7.25              7,875,000(d)             8,002,969
Fisher Scientific Intl
  Sr Sub Nts
   07-01-15               6.13              5,500,000(d)             5,500,000
HCA
  Sr Nts
   03-15-14               5.75              3,425,000                3,384,814
  Sr Unsecured
   12-01-09               5.50              3,410,000                3,395,201
   01-15-15               6.38              6,370,000                6,539,939
IASIS Healthcare LLC/Capital
  Sr Sub Nts
   06-15-14               8.75              7,500,000                8,081,250
LifeCare Holdings
  Sr Sub Nts
   08-15-13               9.25              5,070,000(d)             4,993,950
MedCath Holdings
  Sr Nts
   07-15-12               9.88              5,610,000                6,227,100
Select Medical
   02-01-15               7.63              6,095,000                5,927,388
Tenet Healthcare
  Sr Nts
   07-01-14               9.88                335,000                  356,775
   02-01-15               9.25              1,080,000(d)             1,115,100
Triad Hospitals
  Sr Nts
   05-15-12               7.00              9,955,000               10,303,424
US Oncology
   08-15-12               9.00              3,050,000                3,324,500
   08-15-14              10.75              2,215,000                2,502,950
US Oncology Holdings
  Sr Nts
   03-15-15               8.62              6,280,000(d,h)           6,280,000
Vanguard Health Holding I LLC
  Sr Disc Nts (Zero coupon through 10-01-09,
  thereafter 11.25%)
   10-01-15              10.69              4,665,000(f)             3,463,763
Vanguard Health Holding II LLC
  Sr Sub Nts
   10-01-14               9.00              8,150,000                8,863,124
Total                                                               96,303,697

Home Construction (1.6%)
Meritage Homes
   03-15-15               6.25              4,930,000                4,615,713
Standard Pacific
  Sr Nts
   08-15-10               6.50                860,000                  853,550
  Sr Sub Nts
   04-15-12               9.25              1,250,000                1,371,875

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
177   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Home Construction (cont.)
Stanley-Martin Communities LLC
  Sr Sub Nts
   08-15-15               9.75%            $2,820,000(d)            $2,848,200
WCI Communities
   03-15-15               6.63              6,795,000                6,200,437
William Lyon Homes
  Sr Nts
   12-15-12               7.63                985,000                  940,675
   02-15-14               7.50              3,430,000                3,241,350
Total                                                               20,071,800

Independent Energy (3.1%)
Chesapeake Energy
  Sr Nts
   09-15-13               7.50                800,000                  860,000
   06-15-14               7.50              2,177,000                2,351,160
   08-15-14               7.00              7,341,000                7,744,755
   06-15-15               6.38              3,060,000                3,121,200
   01-15-16               6.88              1,760,000                1,823,800
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25              2,300,000                2,288,500
   07-15-15               6.00              5,000,000(d)             4,893,750
Hilcorp Energy I/Finance
  Sr Nts
   09-01-10              10.50              6,660,000(d)             7,342,650
Newfield Exploration
  Sr Sub Nts
   08-15-12               8.38              4,163,000                4,527,263
   09-01-14               6.63              3,970,000                4,158,575
Total                                                               39,111,653

Lodging (0.8%)
Vail Resorts
  Sr Sub Nts
  02-15-14                6.75             10,290,000               10,521,525

Media Cable (6.8%)
Cablevision Systems
  Sr Nts Series B
   04-15-12               8.00              2,235,000                2,221,031
CCO Holdings LLC/Capital
  Sr Nts
   12-15-10               7.54              3,520,000(d,h)           3,484,800
   11-15-13               8.75              8,885,000                8,818,363
Charter Communications Holdings LLC/Capital
  Sr Disc Nts
   01-15-10              11.75              3,270,000                2,779,500
Charter Communications Operating LLC/Capital
  Sr Nts
   04-30-12               8.00              9,580,000(d)             9,699,749
CSC Holdings
  Sr Nts
   04-15-12               7.00              5,100,000(d)             4,870,500
  Sr Sub Deb
   05-15-16              10.50              2,175,000                2,354,438
DIRECTV Holdings LLC/Finance
  Sr Nts
   03-15-13               8.38              9,970,000               10,942,074
   06-15-15               6.38              5,000,000(d)             4,987,500

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Media Cable (cont.)
Echostar DBS
   10-01-14               6.63%            $4,045,000               $4,009,606
  Sr Nts
   10-01-11               6.38              6,345,000                6,305,344
Insight Midwest LP/Capital
  Sr Nts
   11-01-10              10.50              2,370,000                2,506,275
Kabel Deutschland
   07-01-14              10.63              6,350,000(c,d)           7,096,125
Mediacom LLC/Capital
  Sr Nts
   01-15-13               9.50              5,260,000                5,352,050
Videotron Ltee
   01-15-14               6.88              8,570,000(c)             8,805,675
Total                                                               84,233,030

Media Non Cable (9.2%)
CanWest Media
  Series B
   04-15-13               7.63              3,910,000(c)             4,183,700
Corus Entertainment
  Sr Sub Nts
   03-01-12               8.75              7,925,000(c)             8,519,375
Dex Media
   11-15-13               8.00              8,515,000                9,047,188
  (Zero coupon through 11-15-08,
  thereafter 9.00%)
   11-15-13              10.11              3,200,000(f)             2,600,000
Dex Media West LLC/Finance
  Sr Sub Nts Series B
   08-15-13               9.88              5,345,000                6,046,531
Emmis Operating
  Sr Sub Nts
   05-15-12               6.88             11,345,000               11,344,999
Inmarsat Finance
   06-30-12               7.63              2,815,000(c)             2,959,269
Intelsat Bermuda
  Sr Nts
   01-15-12               8.70              1,550,000(c,d,h)         1,577,125
Lamar Media
   01-01-13               7.25              5,775,000                6,078,188
  Sr Sub Nts
   08-15-15               6.63              3,475,000(d)             3,544,500
Liberty Media
  Sr Nts
   05-15-13               5.70             18,240,000               16,879,605
LodgeNet Entertainment
  Sr Sub Deb
   06-15-13               9.50              2,920,000                3,197,400
Medianews Group
  Sr Sub Nts
   04-01-14               6.38              3,700,000                3,552,000
PanAmSat
   08-15-14               9.00              1,580,000                1,662,950
Quebecor Media
  Sr Nts
   07-15-11              11.13              4,455,000(c)             4,900,500

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Media Non Cable (cont.)
Rainbow Natl Services LLC
  Sr Nts
   09-01-12               8.75%            $8,115,000(d)            $8,835,206
  Sr Sub Deb
   09-01-14              10.38              3,775,000(d)             4,303,500
RH Donnelley
  Sr Nts
   01-15-13               6.88              8,430,000                8,577,525
Sinclair Broadcast Group
   03-15-12               8.00              1,840,000                1,897,500
Sun Media
   02-15-13               7.63              3,830,000(c)             4,045,438
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38              1,295,000                1,358,131
Total                                                              115,110,630

Metals (0.4%)
Earle M Jorgensen
  Secured
  06-01-12                9.75              4,390,000                4,796,075

Oil Field Services (0.8%)
Grant Prideco
  Sr Unsecured
   08-15-15               6.13              1,485,000(d)             1,503,563
Key Energy Services
  Series C
   03-01-08               8.38              2,335,000                2,416,725
  Sr Nts
   05-01-13               6.38              5,505,000                5,505,000
Offshore Logistics
   06-15-13               6.13                775,000                  755,625
Total                                                               10,180,913

Other Financial Institutions (2.5%)
Cardtronics
  Sr Sub Nts
   08-15-13               9.25              4,215,000(d)             4,288,763
Dow Jones CDX HY
   06-29-10               8.25             11,880,000(d)            12,065,624
Residential Capital
   06-30-10               6.38             10,140,000(d)            10,351,115
Triad Acquisition
   05-01-13              11.13              4,060,000(d)             4,222,400
Total                                                               30,927,902

Other Industry (0.3%)
JohnsonDiversey
  Series B
   05-15-12               9.63              2,735,000                2,796,538
Kinetek
  Sr Nts Series D
   11-15-06              10.75                782,000                  750,720
Total                                                                3,547,258

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
178   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Packaging (2.4%)
Crown European Holdings
  Secured
   03-01-11               9.50%            $6,305,000(c)            $6,951,263
   03-01-13              10.88              3,700,000(c)             4,366,000
Graham Packaging
   10-15-12               8.50              4,755,000                4,897,650
Owens-Illinois Glass Container
   05-15-11               7.75              1,985,000                2,104,100
   05-15-13               8.25              6,660,000                7,126,200
  Secured
   11-15-12               8.75              3,970,000                4,327,300
Total                                                               29,772,513

Paper (3.9%)
Boise Cascade LLC
   10-15-14               7.13              5,065,000                4,925,713
Cascades
  Sr Nts
   02-15-13               7.25              5,760,000(c)             5,846,400
Crown Paper
  Sr Sub Nts
   09-01-05              11.00              4,785,000(b,i,j)                --
Domtar
   12-01-13               5.38              7,500,000(c)             6,738,585
   08-15-15               7.13              5,215,000(c)             5,199,277
JSG Funding
  Sr Nts
   10-01-12               9.63              6,640,000(c)             6,789,400
  Sr Sub Nts
   04-01-15               7.75              5,650,000(c)             4,972,000
NewPage
  Secured
   05-01-12              10.00              1,585,000(d)             1,592,925
  Sr Sub Nts
   05-01-13              12.00              9,160,000(d)             8,701,999
Norampac
  Sr Nts
   06-01-13               6.75              4,018,000(c)             4,088,315
Total                                                               48,854,614

Pharmaceuticals (1.2%)
CDRV Investors
  Sr Disc Nts (Zero coupon through 01-01-10,
  thereafter 9.63%)
   01-01-15              10.41              5,300,000(f)             3,074,000
VWR Intl
  Sr Sub Nts
   04-15-14               8.00              1,870,000                1,855,975
Warner Chilcott
   02-01-15               8.75             10,225,000(d)            10,122,750
Total                                                               15,052,725

Railroads (0.2%)
TFM
  Sr Nts
  05-01-12                9.38              1,890,000(c,d)           2,041,200

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Retailers (3.4%)
Duane Reade
  Sr Sub Nts
   08-01-11               9.75%            $3,960,000               $3,128,400
Flooring America
  Series B
   10-15-07               9.25              1,109,000(b,i,j)                --
General Nutrition Centers
   01-15-11               8.63              4,890,000                4,792,200
  Sr Sub Nts
   12-01-10               8.50              5,635,000                4,986,975
Movie Gallery
  Sr Unsecured
   05-01-12              11.00              2,755,000(d)             2,799,769
Rite Aid
   12-15-08               6.13              2,285,000(d)             2,147,900
Toys "R" Us
   04-15-13               7.88              2,890,000                2,586,550
  Term Loan B
   08-21-06               8.88             14,000,000(i)            13,999,999
United Auto Group
   03-15-12               9.63              7,070,000                7,591,413
Total                                                               42,033,206

Technology (1.0%)
Sanmina-SCI
   03-01-13               6.75              2,795,000                2,669,225
SunGard
   01-15-14               4.88              6,665,000                5,865,200
  Sr Sub Nts
   08-15-15              10.25              1,570,000(d)             1,640,650
Syniverse Technologies
  Sr Sub Nts
   08-15-13               7.75              2,260,000(d)             2,305,200
Total                                                               12,480,275

Transportation Services (1.1%)
Quality Distribution LLC/Capital
  01-15-12                8.10             14,055,000(d,h)          13,492,800

Wireless (4.4%)
Alamosa Delaware
   07-31-10              11.00              2,755,000                3,120,038
  Sr Nts
   01-31-12               8.50              1,590,000                1,725,150
American Cellular
  Sr Nts Series B
   08-01-11              10.00              1,960,000                2,087,400
American Tower
  Sr Nts
   10-15-12               7.13              5,035,000                5,274,163
Centennial Communications/Cellular Operating LLC
  Sr Nts
   02-01-14               8.13              3,360,000                3,570,000
Dobson Cellular Systems
  Secured
   11-01-12               9.88              6,890,000                7,578,999

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Wireless (cont.)
Rogers Communications
  Secured
   12-15-10               6.54%            $1,605,000(c,h)          $1,673,213
   12-15-12               7.25              1,765,000(c)             1,892,963
  Sr Sub Nts
   12-15-12               8.00              6,780,000(c)             7,254,599
Rural Cellular
  Secured
   03-15-12               8.25              5,070,000                5,323,500
  Sr Sub Nts Series B
   05-15-08               9.63              2,330,000                2,341,650
SBA Telecommunications/Communications
  Sr Disc Nts (Zero coupon through 12-15-07,
  thereafter 9.75%)
   12-15-11               8.54              7,195,000(f)             6,601,413
UbiquiTel Operating
  Sr Nts
   03-01-11               9.88              3,380,000                3,768,700
US Unwired
  Secured Series B
   06-15-12              10.00              2,175,000                2,523,000
Total                                                               54,734,788

Wirelines (5.0%)
Cincinnati Bell
   07-15-13               7.25              5,350,000                5,737,875
   02-15-15               7.00              3,740,000                3,665,200
  Sr Sub Nts
   01-15-14               8.38              2,055,000                2,075,550
Citizens Communications
  Sr Nts
   01-15-13               6.25              8,870,000                8,570,638
GCI
  Sr Nts
   02-15-14               7.25             11,520,000               11,260,799
Qwest
  Sr Nts
   06-15-15               7.63              6,470,000(d)             6,631,750
Qwest
  Term Loan B
   06-30-10               6.95             10,555,000               10,528,612
Qwest Services
  Secured
   12-15-10              13.50              7,963,000                9,177,358
Valor Telecommunications Enterprises LLC/Finance
  Sr Nts
   02-15-15               7.75              4,795,000(d)             4,711,088
Total                                                               62,358,870

Total Bonds
(Cost: $1,149,649,004)                                          $1,161,462,796

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
179   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

Common Stock (--%)
Issuer                                         Shares                 Value(a)

Link Energy LLC Unit                          494,265(b)               $64,254

Total Common Stock
(Cost: $3,913,363)                                                     $64,254

Preferred Stocks & Other (0.7%)
Issuer                                         Shares                 Value(a)

GNC
  12.00% Pay-in-kind
  Series A                                      2,105(k)            $1,578,750
Pegasus Satellite
  12.75% Cm Pay-in-kind
  Series B                                         --(b,i,k)                 5
SGW Holding
  12.50% Cm Pay-in-kind
  Series B                                     20,650(b,i,j,k)              --
  Cv Series A                                   9,677(b,i,j)                --
  Warrants                                        250(b,i,j)                --
Varde Fund V LP                             5,000,000(b,e,i)         4,317,600
Wayland Investment LLC                      6,000,000(b,e,i)         3,053,100

Total Preferred Stocks & Other
(Cost: $9,307,887)                                                  $8,949,455

Short-Term Securities (3.9%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial Paper
HSBC Finance
   09-01-05               3.56%           $24,400,000              $24,397,588
Morgan Stanley & Co
   09-21-05               3.57             10,000,000                9,979,233
Natl Australia Funding
   09-01-05               3.49              3,100,000(l)             3,099,699
Nieuw Amsterdam
   10-03-05               3.61             10,000,000(l)             9,967,000
Sedna Finance
  09-19-05                3.54              1,300,000                1,297,578

Total Short-Term Securities
(Cost: $48,745,927)                                                $48,741,098

Total Investments in Securities
(Cost: $1,211,616,181)(m)                                       $1,219,217,603

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2005, the value of foreign securities represented 10.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $282,162,432 or 22.6% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(g) At Aug. 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $4,219,341.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2005.

(i) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Aug. 31, 2005, is as follows:

       Security                                 Acquisition               Cost
                                                   dates
       Crown Paper
        11.00% Sr Sub Nts 2005             12-22-98 thru 03-14-00    $3,902,511
       Flooring America
        9.25% Series B 2007                10-09-97 thru 12-17-02     1,236,852
       Pegasus Satellite
        12.75% Cm Pay-in-kind Series B            06-15-01                  450
       SGW Holding
        12.50% Cm Pay-in kind Series B     08-12-97 thru 04-15-03       271,392
        Cv Series A                               08-12-97              100,002
        Warrants                                  08-12-97               78,900
       Toys "R" Us
        8.88% Term Loan B 2006                    08-24-05           13,920,472
       Varde Fund V LP                    04-27-00 thru 06-19-00             --*
       Wayland Investment LLC                    05-19-00            6,671,880

* The original cost for this position in the prior year was $5,000,000. During the current year, $5,000,000 was returned to the fund in the form of return of capital.

--------------------------------------------------------------------------------
180   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - High Yield Bond Fund

(j)    Negligible market value.

(k) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(l) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $13,066,699 or 1.0% of net assets.

(m) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $1,207,499,117 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                    $ 34,919,203
       Unrealized depreciation                                     (23,200,717)
                                                                   -----------
       Net unrealized appreciation                                $ 11,718,486
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
181   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Income Opportunities Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (94.6%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Asset-Backed (1.2%)
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               5.51%              $175,000(b,d)            $175,000
  Series 2004-2 Cl D
   10-20-10               6.86                275,000(b,d)             279,125
  Series 2005-1A Cl D
   03-21-11               5.51                 75,000(b,d)              75,000
Total                                                                  529,125

Aerospace & Defense (4.1%)
Communications & Power Inds
  Sr Sub Nts
   02-01-12               8.00                270,000                  278,775
CPI Holdco
  Sr Nts
   02-01-15               9.67                200,000(b)               198,328
DRS Technologies
  Sr Sub Nts
   11-01-13               6.88                220,000                  222,750
L-3 Communications
   06-15-12               7.63                150,000                  159,000
  Sr Sub Nts
   01-15-15               5.88                225,000                  222,188
   10-15-15               6.38                100,000(d)               101,500
Moog
  Sr Sub Nts
   01-15-15               6.25                110,000                  110,000
Standard Aero Holdings
   09-01-14               8.25                140,000                  140,000
TransDigm
   07-15-11               8.38                355,000                  376,300
Total                                                                1,808,841

Automotive (4.2%)
ArvinMeritor
   02-15-09               6.80                100,000                   98,500
GMAC
   09-15-11               6.88                750,000                  710,237
   11-01-31               8.00                100,000                   93,014
Lear
  Series B
   05-15-09               8.11                220,000                  227,700
   08-01-14               5.75                270,000                  239,963
Tenneco Automotive
   11-15-14               8.63                150,000                  155,625
TRW Automotive
  Sr Nts
   02-15-13               9.38                310,000                  344,100
Total                                                                1,869,139

Brokerage (0.6%)
LaBranche & Co
  Sr Nts
  05-15-12               11.00                225,000                  248,625

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Building Materials (1.7%)
Ainsworth Lumber
   10-01-12               7.25%              $225,000(c)              $210,375
Compression Polymers Holdings
  Sr Nts
   07-01-13              10.50                 65,000(d)                65,325
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                470,000                  493,500
Total                                                                  769,200

Chemicals (4.6%)
BCP Crystal US Holdings
  Sr Sub Nts
   06-15-14               9.63                126,000                  142,853
Equistar Chemicals LP/Funding
  Sr Nts
   05-01-11              10.63                150,000                  166,500
Georgia Gulf
  Sr Nts
   12-15-13               7.13                365,000                  378,688
INVISTA
   05-01-12               9.25                380,000(d)               416,099
MacDermid
   07-15-11               9.13                275,000                  295,625
Nell
  Sr Nts
   08-15-15               8.38                110,000(c,d)             111,238
PQ
   02-15-13               7.50                385,000(d)               386,925
Resolution Performance Products LLC/Capital
  Secured
   04-15-10               9.50                150,000                  155,250
Total                                                                2,053,178

Construction Machinery (3.3%)
Case New Holland
   08-01-11               9.25                145,000                  154,425
Columbus McKinnon
  Sr Sub Nts
   11-01-13               8.88                 50,000(d,e)              50,625
Gardner Denver
   05-01-13               8.00                255,000(d)               270,300
NationsRent Companies
  Secured
   10-15-10               9.50                435,000                  476,325
Neff Rental LLC/Finance
  Secured
   06-15-12              11.25                 60,000(d)                63,900
United Rentals North America
   02-15-12               6.50                445,000                  434,431
Total                                                                1,450,006

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Consumer Cyclical Services (0.2%)
Da-Lite Screen
  Sr Nts
  05-15-11                9.50%              $100,000                 $106,250

Consumer Products (1.4%)
ACCO Brands
  Sr Sub Nts
   08-15-15               7.63                130,000(d)               130,325
Sealy Mattress
  Sr Sub Nts
   06-15-14               8.25                215,000                  229,513
Visant
   10-01-12               7.63                255,000                  262,012
Total                                                                  621,850

Diversified Manufacturing (1.2%)
ALH Finance LLC
  Sr Sub Nts
   01-15-13               8.50                125,000                  120,938
Ispat Inland ULC
  Secured
   04-01-14               9.75                 55,000(c)                64,350
TriMas
   06-15-12               9.88                 95,000                   81,225
Valmont Inds
   05-01-14               6.88                245,000                  250,206
Total                                                                  516,719

Electric (7.8%)
Aquila
  Sr Nts
   11-15-09               7.63                 80,000                   83,000
   02-01-11               9.95                 50,000                   55,625
CMS Energy
  Sr Nts
   02-01-12               6.30                180,000                  183,600
DPL
  Sr Nts
   09-01-11               6.88                 54,000                   59,130
IPALCO Enterprises
  Secured
   11-14-08               8.38                 65,000                   69,713
   11-14-11               8.63                345,000                  388,125
Midwest Generation LLC
  Series B
   01-02-16               8.56                359,536                  395,489
NRG Energy
   12-15-13               8.00                 95,000                  102,600
Pacificorp
  1st Mtge
   06-15-35               5.25                250,000                  251,521
Potomac Edison
  1st Mtge
   11-15-14               5.35                310,000(d)               321,188

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
182   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Electric (cont.)
Reliant Energy
  Secured
   07-15-13               9.50%              $185,000                 $205,813
Sierra Pacific Power
   04-15-12               6.25                 75,000                   77,250
Southern California Edison
  1st Mtge
   07-15-35               5.35                375,000                  382,938
Tenaska Alabama Partners LP
  Secured
   06-30-21               7.00                300,000(d)               312,957
Utilicorp Canada Finance
   06-15-11               7.75                570,000(c)               595,649
Total                                                                3,484,598

Entertainment (0.7%)
Loews Cineplex
   08-01-14               9.00                125,000(d)               122,813
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75                200,000                  207,000
Total                                                                  329,813

Environmental (1.6%)
Allied Waste North America
  Secured
   04-15-11               6.38                 75,000                   72,281
 Secured Series B
   02-15-11               5.75                 85,000                   79,369
  Series B
   09-01-12               9.25                235,000                  256,738
Clean Harbors
  Secured
   07-15-12              11.25                260,000(d)               291,200
Total                                                                  699,588

Food and Beverage (3.0%)
American Seafoods Group LLC
   04-15-10              10.13                250,000                  268,125
American Seafoods Group LLC/Finance
  Sr Disc Nts (Zero coupon through 11-01-08,
  thereafter 11.50%)
   11-01-11               9.83                175,000(f)               130,813
Burns Philp Capital Property
   11-15-10               9.50                140,000(c)               153,300
  Sr Sub Nts
   02-15-11              10.75                400,000(c)               446,000
Cott Beverages
   12-15-11               8.00                325,000                  342,875
Total                                                                1,341,113

Gaming (7.9%)
Boyd Gaming
  Sr Sub Nts
   12-15-12               7.75                245,000                  260,925
   04-15-14               6.75                 50,000                   51,063

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Gaming (cont.)
Caesars Entertainment
  Sr Nts
   04-15-13               7.00%              $245,000                 $273,855
  Sr Sub Nts
   03-15-10               7.88                 50,000                   54,813
CCM Merger
   08-01-13               8.00                270,000(d)               275,399
Circus & Eldorado Jt Venture/Silver Legacy Capital
  1st Mtge
   03-01-12              10.13                200,000                  211,000
MGM MIRAGE
   09-15-10               8.50                170,000                  186,575
  Sr Nts
   12-15-11               6.38                100,000                  100,875
   09-01-12               6.75                225,000                  230,625
   07-15-15               6.63                100,000(d,e)             101,000
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13               6.13                115,000                  116,438
MTR Gaming Group
  Series B
   04-01-10               9.75                165,000                  179,231
Penn Natl Gaming
  Sr Sub Nts
   12-01-11               6.88                 50,000                   50,500
River Rock Entertainment Authority
  Sr Nts
   11-01-11               9.75                285,000                  312,787
Riviera Holdings
   06-15-10              11.00                 75,000                   81,750
Seneca Gaming
  Sr Nts
   05-01-12               7.25                190,000                  197,600
Station Casinos
  Sr Nts
   04-01-12               6.00                100,000                  100,750
  Sr Sub Nts
   03-01-16               6.88                260,000(d,e)             267,150
Virgin River Casino
  Secured
   1-15-12                9.00                230,000(d)               242,650
Wheeling Island Gaming
   12-15-09              10.13                210,000                  222,338
Total                                                                3,517,324

Gas Pipelines (6.0%)
ANR Pipeline
   03-15-10               8.88                300,000                  327,287
Colorado Interstate Gas
  Sr Nts
   03-15-15               5.95                185,000(d)               183,613
El Paso Natural Gas
  Sr Nts Series A
   08-01-10               7.63                185,000                  198,044
Energy Transfer Partners LP
   02-01-15               5.95                145,000                  148,768
  Sr Nts
   08-01-12               5.65                250,000(d)               252,818

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Gas Pipelines (cont.)
Southern Natural Gas
   09-15-08               6.13%              $200,000                 $202,029
   03-15-10               8.88                 50,000                   54,548
   03-01-32               8.00                175,000                  202,807
Southern Star Central
  Secured
   08-01-10               8.50                330,000                  356,399
Transcontinental Gas Pipe Line
   12-01-26               7.25                150,000                  168,000
  Series B
   08-15-11               7.00                 75,000                   80,625
  Sr Nts Series B
   07-15-12               8.88                100,000                  117,500
Williams Companies
   03-15-32               8.75                120,000                  145,800
  Series A
   01-15-31               7.50                200,000                  217,500
Total                                                                2,655,738

Health Care (5.1%)
Community Health Systems
  Sr Sub Nts
   12-15-12               6.50                 55,000                   55,619
Coventry Health Care
  Sr Nts
   01-15-12               5.88                215,000                  220,375
DaVita
  Sr Nts
   03-15-13               6.63                340,000(d)               345,099
Fisher Scientific Intl
  Sr Sub Nts
   07-01-15               6.13                175,000(d)               175,000
HCA
  Sr Nts
   02-01-11               7.88                 75,000                   82,255
   05-01-12               6.95                 50,000                   52,830
   03-15-14               5.75                385,000                  380,482
  Sr Unsecured
   12-01-09               5.50                 40,000                   39,826
MedCath Holdings
  Sr Nts
   07-15-12               9.88                180,000                  199,800
Select Medical
   02-01-15               7.63                195,000                  189,638
Tenet Healthcare
  Sr Nts
   07-01-14               9.88                 40,000                   42,600
Triad Hospitals
  Sr Nts
   05-15-12               7.00                155,000                  160,425
  Sr Sub Nts
   11-15-13               7.00                155,000                  159,069
US Oncology
   08-15-12               9.00                160,000                  174,400
Total                                                                2,277,418

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
183   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Home Construction (2.9%)
DR Horton
  Sr Nts
   02-15-15               5.25%              $115,000                 $110,471
  Sr Sub Nts
   09-15-10               9.75                100,000                  116,937
KB HOME
  Sr Sub Nts
   02-01-10               7.75                100,000                  105,441
Meritage Homes
   03-15-15               6.25                205,000                  191,931
Standard Pacific
  Sr Nts
   08-15-10               6.50                150,000                  148,875
   05-15-11               6.88                 75,000                   75,000
Stanley-Martin Communities LLC
  Sr Sub Nts
   08-15-15               9.75                 90,000(d)                90,900
WCI Communities
   05-01-12               9.13                100,000                  105,000
   03-15-15               6.63                140,000                  127,750
William Lyon Homes
   04-01-13              10.75                100,000                  110,000
  Sr Nts
   12-15-12               7.63                100,000                   95,500
Total                                                                1,277,805

Independent Energy (2.5%)
Chesapeake Energy
  Sr Nts
   09-15-13               7.50                 70,000                   75,250
   06-15-14               7.50                 15,000                   16,200
   08-15-14               7.00                230,000                  242,650
   06-15-15               6.38                 35,000                   35,700
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25                500,000                  497,500
Hilcorp Energy I/Finance
  Sr Nts
   09-01-10              10.50                100,000(d)               110,250
Newfield Exploration
  Sr Nts
   03-01-11               7.63                 35,000                   38,150
  Sr Sub Nts
   08-15-12               8.38                100,000                  108,750
Total                                                                1,124,450

Lodging (1.1%)
ITT
   11-15-15               7.38                125,000                  136,875
Vail Resorts
  Sr Sub Nts
   02-15-14               6.75                345,000                  352,763
Total                                                                  489,638

Media Cable (4.0%)
Charter Communications Holdings LLC/Capital
  Sr Nts
   04-30-14               8.38                145,000(d)               146,088
  Sr Nts
   04-30-12               8.00                200,000(d)               202,500

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Media Cable (cont.)
CSC Holdings
  Sr Nts
   07-15-08               7.25%               $75,000                  $75,844
  Sr Nts Series B
   07-15-09               8.13                125,000                  128,125
   04-01-11               7.63                145,000                  145,363
DIRECTV Holdings LLC
  Sr Nts
   06-15-15               6.38                310,000(d)               309,224
Echostar DBS
   10-01-14               6.63                210,000                  208,163
  Sr Nts
   10-01-11               6.38                 60,000                   59,625
Kabel Deutschland
   07-01-14              10.63                215,000(c,d)             240,262
Mediacom LLC/Capital
  Sr Nts
   01-15-13               9.50                 40,000                   40,700
Videotron Ltee
   01-15-14               6.88                245,000(c)               251,737
Total                                                                1,807,631

Media Non Cable (9.5%)
CanWest Media
  Series B
   04-15-13               7.63                100,000(c)               107,000
Corus Entertainment
  Sr Sub Nts
   03-01-12               8.75                325,000(c)               349,375
Dex Media East LLC/Finance
   11-15-12              12.13                 50,000                   59,125
  Sr Nts
   11-15-11               5.88                 50,000                   49,125
  Sr Sub Nts Series B
   08-15-13               9.88                445,000                  503,405
Emmis Operating
  Sr Sub Nts
   05-15-12               6.88                460,000                  459,999
Entercom Radio LLC/Capital
   03-01-14               7.63                160,000                  167,000
Lamar Media
   01-01-13               7.25                310,000                  326,275
  Sr Sub Nts
   08-15-15               6.63                110,000(d)               112,200
Liberty Media
  Sr Nts
   05-15-13               5.70                440,000                  407,183
LodgeNet Entertainment
  Sr Sub Deb
   06-15-13               9.50                 35,000                   38,325
PanAmSat
   08-15-14               9.00                 25,000                   26,313
Radio One
  Series B
   07-01-11               8.88                160,000                  171,000
Rainbow Natl Services LLC
  Sr Nts
   09-01-12               8.75                130,000(d)               141,538

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Media Non Cable (cont.)
RH Donnelley
   12-15-12              10.88%              $250,000                 $289,063
Salem Communications
   12-15-10               7.75                474,000                  495,922
Sun Media
   02-15-13               7.63                200,000(c)               211,250
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                310,000                  325,113
Total                                                                4,239,211

Metals (0.2%)
Earle M Jorgensen
  Secured
   06-01-12               9.75                 50,000                   54,625
Peabody Energy
  Series B
   03-15-13               6.88                 50,000                   52,063
Total                                                                  106,688

Oil Field Services (1.2%)
Grant Prideco
  Sr Unsecured
   08-15-15               6.13                 40,000(d)                40,500
Key Energy Services
  Series C
   03-01-08               8.38                100,000                  103,500
  Sr Nts
   05-01-13               6.38                 45,000                   45,000
Offshore Logistics
   06-15-13               6.13                250,000                  243,750
Pride Intl
  Sr Nts
   07-15-14               7.38                 95,000                  103,075
Total                                                                  535,825

Other Financial Institutions (1.7%)
Cardtronics
  Sr Sub Nts
   08-15-13               9.25                245,000(d)               249,288
Residential Capital
   06-30-10               6.38                430,000(d)               438,952
Triad Acquisition
   05-01-13              11.13                 55,000(d)                57,200
Total                                                                  745,440

Other Industry (0.3%)
JohnsonDiversey
  Series B
  05-15-12                9.63                140,000                  143,150

Packaging (3.1%)
Crown European Holdings
  Secured
   03-01-11               9.50                 25,000(c)                27,563
   03-01-13              10.88                455,000(c)               536,899

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
184   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Packaging (cont.)
Owens-Illinois Glass Container
   05-15-11               7.75%              $280,000                 $296,800
   05-15-13               8.25                 90,000                   96,300
  Secured
   11-15-12               8.75                150,000                  163,500
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75                250,000                  255,313
Total                                                                1,376,375

Paper (3.3%)
Boise Cascade LLC
   10-15-14               7.13                145,000                  141,013
Cascades
  Sr Nts
   02-15-13               7.25                125,000(c)               126,875
Domtar
   12-01-13               5.38                250,000(c)               224,620
   08-15-15               7.13                180,000(c)               179,457
Georgia-Pacific
   02-01-10               8.88                250,000                  279,999
JSG Funding
  Sr Nts
   10-01-12               9.63                335,000(c)               342,537
NewPage
  Secured
   05-01-12              10.00                 80,000(d)                80,400
Norampac
  Sr Nts
   06-01-13               6.75                 75,000(c)                76,313
Total                                                                1,451,214

Pharmaceuticals (0.6%)
Athena Neurosciences Finance LLC
   02-21-08               7.25                100,000                   95,750
VWR Intl
  Sr Nts
   04-15-12               6.88                170,000                  169,575
Total                                                                  265,325

Railroads (0.6%)
TFM
  Sr Nts
  05-01-12                9.38                245,000(c,d)             264,600

Retailers (1.5%)
General Nutrition Centers
   01-15-11               8.63                135,000                  132,300
Rite Aid
   12-15-28               6.88                175,000                  132,125
Toys "R" Us
   04-15-13               7.88                 55,000                   49,225
   10-15-18               7.38                110,000                   88,825
United Auto Group
   03-15-12               9.63                270,000                  289,913
Total                                                                  692,388

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Technology (1.3%)
Flextronics Intl
  Sr Sub Nts
   11-15-14               6.25%              $260,000(c)              $258,375
Saniminia-SCI
   01-15-10              10.38                 75,000                   83,250
SunGard
   01-15-14               4.88                180,000                  158,400
Syniverse Technologies
  Sr Sub Nts
   08-15-13               7.75                 75,000(d)                76,500
Total                                                                  576,525

Transportation Services (0.2%)
Interpool
  08-01-07                7.20                100,000                  102,250

Wireless (2.2%)
American Cellular
  Sr Nts Series B
   08-01-11              10.00                135,000                  143,775
Nextel Communications
  Sr Nts Series E
   10-31-13               6.88                265,000                  283,835
Rogers Communications
  Secured
   12-15-10               6.54                 40,000(b,c)              41,700
   05-01-11               9.63                125,000(c)               145,781
   12-15-12               7.25                150,000(c)               160,875
   03-01-14               6.38                150,000(c)               152,625
  Sr Sub Nts
   12-15-12               8.00                 40,000(c)                42,800
Total                                                                  971,391

Wirelines (3.8%)
Cincinnati Bell
   07-15-13               7.25                200,000                  214,500
Citizens Communications
   05-15-11               9.25                100,000                  110,750
GCI
  Sr Nts
   02-15-14               7.25                300,000                  293,250
MCI
  Sr Nts
   05-01-09               7.69                 80,000                   83,200
   05-01-14               8.74                 35,000                   39,200
Qwest
   11-15-08               5.63                 25,000                   24,688
   03-15-12               8.88                705,000                  770,212
  Sr Nts
   06-15-13               6.67                 80,000(b,d)              83,800
Valor Telecommunications Enterprises LLC/Finance
  Sr Nts
   02-15-15               7.75                 70,000(d)                68,775
Total                                                                1,688,375

Total Bonds
(Cost: $41,604,483)                                                $42,136,806

Short-Term Securities (3.8%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agency (1.6%)
Federal Natl Mtge Assn Disc Nt
  09-14-05                3.42%              $700,000                 $699,069

Commercial Paper (2.2%)
Alpine Securitization
  09-01-05                3.56              1,000,000(g)               999,901

Total Short-Term Securities
(Cost: $1,699,136)                                                  $1,698,970

Total Investments in Securities
(Cost: $43,303,619)(h)                                             $43,835,776

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
185   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2005.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At Aug. 31, 2005, the value of foreign securities represented 11.9% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $7,729,226 or 17.3% of net assets.

(e) At Aug. 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $418,950.

(f) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $999,901 or 2.2% of net assets.

(h) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $43,316,957 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                       $ 652,500
       Unrealized depreciation                                        (133,681)
                                                                      --------
       Net unrealized appreciation                                   $ 518,819
                                                                     ---------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
186   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - International Opportunity Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (98.1%)(c)
Issuer                                         Shares                 Value(a)

Australia (1.9%)

Metals & Mining (1.5%)
BHP Billiton                                  925,623              $14,506,015
Newcrest Mining                               252,107                3,271,912
Total                                                               17,777,927

Real Estate (0.4%)
Lend Lease                                    453,238                4,529,394

Austria (1.0%)

Building Products (0.5%)
Wienerberger                                  154,827                6,382,481

Commercial Banks (0.5%)
Erste Bank der Oesterreichischen
  Sparkassen                                  108,014                5,998,522

Brazil (0.9%)

Metals & Mining
Cia Vale do Rio Doce ADR                      346,800               10,404,000

Canada (0.6%)

Metals & Mining
Cameco                                        135,000                6,806,876

China (0.6%)

Oil & Gas
PetroChina Cl H                             8,308,000                6,735,003

Czechoslovakia Federated Republic (0.5%)

Pharmaceuticals
Zentiva GDR                                   159,541(b,d)           6,209,368

Denmark (1.3%)

Marine
AP Moller - Maersk                              1,385               14,980,842

Finland (1.6%)

Electric Utilities (0.8%)
Fortum                                        457,200                8,905,585

Oil & Gas (0.8%)
Neste Oil                                     311,988(b)            10,487,658

France (10.0%)

Beverages (0.7%)
Pernod-Ricard                                  45,317                7,876,485

Construction & Engineering (0.7%)
VINCI                                          91,744                8,160,977

Construction Materials (0.4%)
Imerys                                         71,906                5,303,639

Diversified Telecommunication Services (0.5%)
France Telecom                                177,711                5,372,501

Electrical Equipment (0.8%)
Schneider Electric                            117,117                9,242,286

Health Care Equipment & Supplies (0.6%)
Essilor Intl                                   92,919                7,269,528

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

France (cont.)

Insurance (1.7%)
AXA                                           753,891              $20,135,850

IT Services (0.7%)
Atos Origin                                   113,259(b)             8,617,625

Office Electronics (0.8%)
Neopost                                       103,866                9,626,371

Oil & Gas (2.5%)
Total                                         111,318               29,360,358

Pharmaceuticals (0.6%)
Sanofi-Aventis                                 87,597                7,500,794

Germany (7.6%)

Auto Components (1.0%)
Continental                                   147,382               11,701,311

Automobiles (0.5%)
DaimlerChrysler                               117,701                6,086,206

Capital Markets (0.3%)
Deutsche Postbank                              64,622                3,561,565

Computers & Peripherals (0.7%)
Wincor Nixdorf                                 93,637                8,759,910

Diversified Telecommunication Services (0.8%)
Deutsche Telekom                              508,083                9,687,881

Electric Utilities (1.4%)
E.ON                                          157,904               15,119,921

Health Care Equipment & Supplies (0.5%)
Fresenius Medical Care                         67,303                6,122,946

Health Care Providers & Services (0.8%)
Celesio                                       105,738                9,249,429

Machinery (0.7%)
MAN                                           161,946                8,185,878

Thrifts & Mortgage Finance (0.9%)
Hypo Real Estate Holding                      222,352               10,968,063

Greece (0.5%)

Commercial Banks
EFG Eurobank Ergasias                         213,810                6,446,494

Hong Kong (2.9%)

Real Estate (2.4%)
Cheung Kong Holdings                          610,000                6,663,017
New World Development                       4,033,400                5,181,553
Sun Hung Kai Properties                     1,010,000               10,278,230
Swire Pacific Cl A                            690,000                6,585,254
Total                                                               28,708,054

Specialty Retail (0.5%)
Esprit Holdings                               815,000                6,037,103

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Hungary (0.3%)

Commercial Banks
OTP Bank                                       96,001               $3,821,459

Ireland (0.8%)

Construction Materials
CRH                                           333,919                9,089,769

Italy (3.9%)

Diversified Telecommunication Services (0.4%)
FastWeb                                       122,568(b)             5,298,375

Energy Equipment & Services (0.6%)
Saipem                                        423,874                7,156,824

Oil & Gas (2.9%)
Eni                                         1,120,435               33,218,061

Japan (20.7%)

Automobiles (1.8%)
Honda Motor                                   134,500                7,242,453
Toyota Motor                                  332,300               13,614,256
Total                                                               20,856,709

Beverages (0.4%)
Asahi Breweries                               369,300                4,566,704

Building Products (0.5%)
Asahi Glass                                   529,000                5,460,077

Capital Markets (1.0%)
Nikko Cordial                                 804,000                3,984,577
Nomura Holdings                               423,500                5,829,738
Tokai Tokyo Securities                        734,000                2,404,307
Total                                                               12,218,622

Chemicals (1.0%)
Showa Denko                                 1,361,000                4,111,354
Sumitomo Chemical                           1,336,000                7,464,420
Total                                                               11,575,774

Commercial Banks (2.7%)
Bank of Yokohama                            1,130,000                7,297,944
Mitsubishi Tokyo
  Financial Group                               1,323               13,656,030
Mizuho Financial Group                          1,058                5,921,247
Sumitomo Mitsui
  Financial Group                                 550                4,513,218
Total                                                               31,388,439

Commercial Services & Supplies (0.4%)
Toppan Printing                               486,000                4,866,254

Computers & Peripherals (0.3%)
NEC                                           591,000                3,185,547

Construction & Engineering (0.9%)
Nishimatsu Construction                     1,709,000                6,564,136
Okumura                                       703,000                4,375,434
Total                                                               10,939,570

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
187   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - International Opportunity Fund

Issuer                                         Shares                 Value(a)

Japan (cont.)

Consumer Finance (0.6%)
ACOM                                          100,670               $6,662,016

Diversified Telecommunication Services (0.3%)
Nippon Telegraph & Telephone                      803                3,504,476

Electric Utilities (0.1%)
Tokyo Electric Power                           65,900                1,622,819

Electronic Equipment & Instruments (0.5%)
Hoya                                           27,200                3,566,443
Keyence                                         9,650                2,280,865
Total                                                                5,847,308

Household Durables (1.1%)
Daito Trust Construction                      177,900                7,453,530
Pioneer                                       197,700                3,082,671
Victor Company of Japan                       421,000                2,664,344
Total                                                               13,200,545

Insurance (0.5%)
T&D Holdings                                   96,500                5,523,482

Internet Software & Services (0.4%)
eAccess                                         7,229                5,306,189

Machinery (0.9%)
Amada                                         580,000                4,506,924
Kurita Water Inds                             225,700                4,036,969
Takuma                                        342,000                2,471,781
Total                                                               11,015,674

Metals & Mining (1.5%)
Mitsui Mining & Smelting                    1,268,000                6,317,897
Nippon Steel                                2,404,000                7,071,494
Nisshin Steel                               1,414,000                4,110,589
Total                                                               17,499,980

Multiline Retail (0.5%)
Daiei                                          38,450(b)               722,390
Marui                                         311,000                5,114,643
Total                                                                5,837,033

Office Electronics (0.8%)
Canon                                         147,800                7,486,009
Ricoh                                         155,000                2,415,574
Total                                                                9,901,583

Oil & Gas (0.6%)
Nippon Oil                                    932,000                7,532,380

Pharmaceuticals (0.8%)
Astellas Pharma                               159,700                5,710,877
Chugai Pharmaceutical                         228,600                4,316,561
Total                                                               10,027,438

Real Estate (1.1%)
Mitsui Fudosan                                509,000                6,593,638
TOC                                           729,750                2,964,161
Tokyu                                         782,000                3,689,117
Total                                                               13,246,916

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Japan (cont.)

Software (0.4%)
Nintendo                                       46,700               $4,924,771

Specialty Retail (0.5%)
Komeri                                        189,800                6,143,882

Textiles, Apparel & Luxury Goods (0.4%)
ONWARD Kashiyama                              334,000                5,016,957

Transportation Infrastructure (0.4%)
Mitsubishi Logistics                          416,000                4,517,026

Wireless Telecommunication Services (0.3%)
NTT DoCoMo                                      2,013                3,248,220

Mexico (1.2%)

Food & Staples Retailing (0.7%)
Wal-Mart de Mexico
  Series V                                  1,936,225                8,437,393

Media (0.5%)
Grupo Televisa ADR                             87,091                5,469,315
Netherlands (2.3%)

Diversified Financial Services (1.1%)
ING Groep                                     452,310               13,198,460

Food Products (1.2%)
Royal Numico                                  342,001(b)            14,207,774

Singapore (1.0%)

Commercial Banks (0.4%)
DBS Group Holdings                            521,000                4,855,998

Real Estate (0.6%)
City Developments                           1,382,000                7,020,943

South Africa (0.9%)

Metals & Mining
Anglo American                                405,191               10,282,338

South Korea (2.7%)

Commercial Banks (1.1%)
Kookmin Bank                                  137,690                6,990,816
Shinhan Financial Group                       188,060                5,585,435
Total                                                               12,576,251

Metals & Mining (0.2%)
POSCO                                          11,874                2,470,215

Semiconductors & Semiconductor Equipment (1.4%)
Samsung Electronics                            31,220               16,600,708

Spain (3.0%)

Commercial Banks (2.3%)
Banco Bilbao
  Vizcaya Argentaria                          681,969               11,376,330
Banco Santander
  Central Hispano                           1,293,258               15,878,203
Total                                                               27,254,533

IT Services (0.7%)
Indra Sistemas                                386,656                7,846,528

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Sweden (1.5%)

Communications Equipment (0.5%)
Telefonaktiebolaget LM
  Ericsson Cl B                             1,861,633               $6,501,531

Tobacco (1.0%)
Swedish Match                                 907,400               11,562,495

Switzerland (8.9%)

Capital Markets (1.8%)
UBS                                           261,795               21,474,621

Chemicals (0.9%)
Syngenta                                      100,648(b)            10,727,253

Food Products (1.4%)
Nestle                                         60,124               16,903,724

Health Care Equipment & Supplies (0.9%)
Nobel Biocare Holding                          48,635               10,632,813

Metals & Mining (0.7%)
Xstrata                                       335,012                7,877,177

Pharmaceuticals (2.7%)
Roche Holding                                 230,187               31,941,809

Textiles, Apparel & Luxury Goods (0.5%)
Swatch Group Cl B                              40,498                5,627,580

Taiwan (1.5%)

Commercial Banks (0.6%)
Chinatrust Financial
  Holding                                   6,952,538                6,657,400

Semiconductors & Semiconductor Equipment (0.9%)
Taiwan
  Semiconductor Mfg                         6,536,402               11,007,195

Thailand (0.3%)

Commercial Banks
Bangkok Bank                                1,242,100                3,366,861

United Kingdom (19.8%)

Aerospace & Defense (0.7%)
Rolls-Royce Group                           1,407,836(b)             8,589,465

Commercial Banks (3.7%)
Barclays                                      907,910                9,083,978
HSBC Holdings                                 644,357               10,394,925
Standard Chartered Bank                     1,139,471               24,421,479
Total                                                               43,900,382

Electric Utilities (0.5%)
British Energy Group                          648,287(b)             5,602,209

Food & Staples Retailing (2.6%)
Tesco                                       3,652,123               21,523,128
Wm Morrison
  Supermarkets                              2,810,545                9,166,119
Total                                                               30,689,247

Hotels, Restaurants & Leisure (1.7%)
Carnival                                      236,908               12,288,072
Enterprise Inns                               547,272                8,165,035
Total                                                               20,453,107

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
188   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - International Opportunity Fund

Issuer                                         Shares                 Value(a)

United Kingdom (cont.)

Household Products (0.6%)
Reckitt Benckiser                             214,111               $6,644,035

Insurance (1.9%)
Britannic Group                               697,093                7,806,900
Legal & General Group                       2,601,095                5,236,522
Prudential                                  1,091,290                9,997,416
Total                                                               23,040,838

Oil & Gas (4.1%)
BG Group                                    2,118,257               19,168,607
BP                                          1,267,788               14,489,339
Royal Dutch Shell Cl A                        482,976               15,752,921
Total                                                               49,410,867

Pharmaceuticals (1.0%)
GlaxoSmithKline                               486,271               11,785,470

Semiconductors & Semiconductor Equipment (0.6%)
ARM Holdings                                3,214,358                6,686,929

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

United Kingdom (cont.)

Wireless Telecommunication Services (2.4%)
O2                                          3,247,510               $8,991,544
Vodafone Group                              7,018,398               19,213,019
Total                                                               28,204,563

Total Common Stocks
(Cost: $974,665,366)                                            $1,162,047,737

Preferred Stock & Other (1.1%)(c)
Issuer                                         Shares                 Value(a)

Germany (1.1%)
Porsche                                        16,782              $13,085,073

Singapore (--%)
City Development
  Warrants                                    138,200(b,f)             497,270

Total Preferred Stock & Other
(Cost: $9,629,382)                                                 $13,582,343

Short-Term Security (0.9%)
Issuer                 Effective               Amount                 Value(a)
                         Yield               payable at
                                              maturity

Commercial Paper
Alpine Securitization
  09-01-05                3.56%           $11,100,000(e)           $11,098,902

Total Short-Term Security
(Cost: $11,100,000)                                                $11,098,902

Total Investments in Securities
(Cost: $995,394,748)(g)                                         $1,186,728,982

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c)    Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $6,209,368 or 0.5% of net assets.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $11,098,902 or 0.9% of net assets.

(f) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Aug. 31, 2005, is as follows:

       Security                            Acquisition                    Cost
                                              date
       City Development
         Warrants                           05-04-04                       $--

(g) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $1,001,508,614 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                    $195,763,999
       Unrealized depreciation                                     (10,543,631)
       Net unrealized appreciation                                $185,220,368

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
189   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Large Cap Equity Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (97.6%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (3.1%)
Boeing                                        212,396              $14,234,781
Empresa Brasileira de
  Aeronautica ADR                             161,855(c)             5,804,120
General Dynamics                               21,380                2,449,934
Goodrich                                      167,030                7,653,315
Honeywell Intl                                348,182               13,328,407
Lockheed Martin                               226,556               14,100,845
Northrop Grumman                              135,790                7,616,461
United Technologies                           256,113               12,805,650
Total                                                               77,993,513

Auto Components (--%)
Lear                                           19,081                  719,354

Automobiles (0.2%)
Ford Motor                                    135,585                1,351,782
General Motors                                 71,387(d)             2,440,722
Harley-Davidson                                20,809                1,025,051
Total                                                                4,817,555

Beverages (1.0%)
Coca-Cola                                      30,301                1,333,244
Coca-Cola Enterprises                          71,049                1,587,945
PepsiCo                                       401,200               22,005,820
Total                                                               24,927,009

Biotechnology (1.7%)
Amgen                                         275,847(b)            22,040,176
Biogen Idec                                   130,235(b)             5,489,405
Charles River
  Laboratories Intl                            17,603(b)               894,584
Genentech                                      95,361(b)             8,958,213
Gilead Sciences                               100,770(b)             4,333,110
MedImmune                                      60,712(b)             1,817,110
Total                                                               43,532,598

Building Products (0.2%)
American Standard
  Companies                                    46,321                2,112,238
Masco                                          75,315                2,310,664
Total                                                                4,422,902

Capital Markets (2.7%)
Bank of New York                              180,467                5,516,876
E*TRADE Financial                             176,195(b)             2,819,120
Franklin Resources                            122,073                9,819,552
Investors Financial Services                  243,157                8,539,674
Legg Mason                                     18,914                1,977,080
Lehman Brothers Holdings                       82,741                8,742,414
Merrill Lynch & Co                             91,326                5,220,194
Morgan Stanley                                318,794               16,217,052
Natl Financial Partners                        15,418                  676,850
State Street                                  146,180                7,064,879
Total                                                               66,593,691

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Chemicals (1.1%)
Dow Chemical                                  328,894              $14,208,222
Eastman Chemical                               30,921                1,483,280
EI du Pont de Nemours & Co                     70,797                2,801,437
Lyondell Chemical                              78,252                2,018,902
Monsanto                                       88,060                5,621,750
RPM Intl                                       45,918                  870,146
Total                                                               27,003,737

Commercial Banks (4.4%)
Bank of America                             1,037,695               44,652,015
Commerce Bancorp                              174,618(d)             5,888,119
Fifth Third Bancorp                            43,227                1,790,030
ICICI Bank ADR                                 61,620(c)             1,440,676
PNC Financial
  Services Group                              158,556                8,915,604
Regions Financial                              39,108                1,279,614
US Bancorp                                    269,512                7,875,141
Wachovia                                      331,484               16,448,236
Wells Fargo & Co                              370,828               22,108,765
Western Alliance Bancorp                          500(b)                14,750
Total                                                              110,412,950

Commercial Services & Supplies (0.6%)
Apollo Group Cl A                              11,710(b)               921,109
Avery Dennison                                 34,077                1,821,075
Cendant                                       499,946               10,168,901
Waste Management                               43,383                1,189,996
Total                                                               14,101,081

Communications Equipment (2.2%)
CIENA                                         400,994(b)               902,237
Cisco Systems                               1,331,729(b)            23,465,065
Corning                                       202,863(b)             4,049,145
Motorola                                      313,044                6,849,403
Nokia ADR                                   1,098,333(c)            17,320,711
QUALCOMM                                       89,889                3,569,492
Total                                                               56,156,053

Computers & Peripherals (3.2%)
Dell                                          797,850(b)            28,403,459
EMC                                         1,235,067(b)            15,882,962
Hewlett-Packard                               658,985               18,293,424
Intl Business Machines                        232,287               18,726,978
Total                                                               81,306,823

Consumer Finance (1.1%)
Capital One Financial                         162,791               13,387,932
First Marblehead                              156,367(b,d)           4,523,697
MBNA                                          342,908                8,641,282
Total                                                               26,552,911

Containers & Packaging (0.1%)
Temple-Inland                                  96,567                3,716,864

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Diversified Financial Services (6.1%)
Citigroup                                     971,360              $42,516,426
Consumer Discretionary
  Select Sector SPDR Fund                     321,153(d)            10,758,626
Contax Participacoes ADR                      173,600(b,c)             113,014
Energy Select Sector
  SPDR Fund                                   353,229(d)            17,880,452
Health Care Select Sector
  SPDR Fund                                   242,356                7,663,297
Industrial Select Sector
  SPDR Fund                                   443,512(d)            13,207,787
iShares Dow Jones US
  Healthcare Sector
  Index Fund                                        1                       63
Jer Investors Trust                            52,027(b)               939,608
JPMorgan Chase & Co                           666,690               22,594,124
Materials Select Sector
  SPDR Trust                                  564,765(d)            15,525,390
streetTRACKS Gold Trust                       100,469(b)             4,358,345
Utilities Select Sector
  SPDR Fund                                   560,728(d)            18,212,445
Total                                                              153,769,577

Diversified Telecommunication Services (10.0%)
ALLTEL                                        104,162                6,457,002
BellSouth                                     316,339                8,316,552
Brasil Telecom
  Participacoes ADR                            51,700(c)             1,884,465
Chunghwa Telecom ADR                          323,483(c,d)           6,227,048
Citizens Communications                        65,775                  897,171
France Telecom                                108,944(c)             3,293,559
MCI                                           824,087               21,129,591
SBC Communications                            719,396               17,323,056
Sprint Nextel                               5,634,019              146,090,113
Tele Norte Leste
  Participacoes ADR                           240,500(c)             3,617,120
Telewest Global                             1,312,384(b,c)          29,134,925
Verizon Communications                        269,794                8,824,962
Total                                                              253,195,564

Electric Utilities (1.2%)
Entergy                                        71,861                5,383,108
Exelon                                        187,497               10,104,212
FPL Group                                      63,448                2,733,974
PPL                                            91,358                2,919,802
Southern                                      197,695                6,800,708
TXU                                            17,077                1,656,811
Xcel Energy                                    83,150                1,599,806
Total                                                               31,198,421

Electrical Equipment (0.1%)
Emerson Electric                               30,604                2,059,037

Electronic Equipment & Instruments (0.2%)
Flextronics Intl                              332,270(b,c)           4,339,446

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
190   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

Issuer                                         Shares                 Value(a)

Energy Equipment & Services (1.2%)
Cooper Cameron                                 31,274(b)            $2,256,419
Halliburton                                   178,637               11,070,135
Nabors Inds                                    13,245(b,c)             887,415
Schlumberger                                   82,125                7,081,639
Transocean                                     82,054(b)             4,844,468
Weatherford Intl                               52,115(b)             3,528,707
Total                                                               29,668,783

Food & Staples Retailing (1.0%)
CVS                                           219,965                6,460,372
Rite Aid                                      419,200(b)             1,710,336
Safeway                                        35,100                  832,923
Wal-Mart Stores                               375,996               16,904,780
Total                                                               25,908,411

Food Products (0.8%)
General Mills                                  84,985                3,919,508
Kellogg                                       382,428               17,335,461
Total                                                               21,254,969

Gas Utilities (0.1%)
ONEOK                                          82,195                2,794,630

Health Care Equipment & Supplies (1.9%)
Alcon                                          14,912(c)             1,760,362
Baxter Intl                                   512,718               20,677,916
Boston Scientific                             198,870(b)             5,345,626
Guidant                                       136,997                9,677,468
Hospira                                        76,728(b)             3,056,844
Medtronic                                     119,572                6,815,604
Total                                                               47,333,820

Health Care Providers & Services (2.9%)
Aetna                                          55,600                4,429,652
AmerisourceBergen                              26,344                1,967,106
Cardinal Health                               273,923               16,328,550
Caremark Rx                                    32,244(b)             1,506,762
CIGNA                                          28,363                3,270,821
HCA                                           329,087               16,223,989
HealthSouth                                   141,385(b)               749,341
Magellan Health Services                      112,023(b)             3,971,215
McKesson                                       33,396                1,558,591
Medco Health Solutions                        123,633(b)             6,091,398
UnitedHealth Group                            247,029               12,721,994
WellPoint                                      52,714(b)             3,914,015
Total                                                               72,733,434

Hotels, Restaurants & Leisure (0.3%)
Carnival Unit                                  38,990                1,923,767
McDonald's                                    189,666                6,154,661
Total                                                                8,078,428

Household Durables (0.3%)
Fortune Brands                                 11,386                  990,354
Harman Intl Inds                                3,093                  319,816
Leggett & Platt                                35,886                  868,800
Tempur-Pedic Intl                             275,326(b,d)           4,424,489
Total                                                                6,603,459

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Household Products (2.6%)
Colgate-Palmolive                             118,267               $6,209,018
Procter & Gamble                              541,006               30,015,013
Spectrum Brands                             1,061,963(b)            29,894,258
Total                                                               66,118,289

Industrial Conglomerates (2.5%)
3M                                             17,455                1,241,923
General Electric                            1,017,112               34,185,135
Tyco Intl                                     941,711(c)            26,207,817
Total                                                               61,634,875

Insurance (3.8%)
ACE                                           390,185(c)            17,328,116
AFLAC                                          78,342                3,385,941
Allstate                                       34,354                1,931,038
American Intl Group                           764,411               45,253,132
Assurant                                       35,525                1,326,148
Chubb                                         104,029                9,046,362
Endurance Specialty
  Holdings                                     49,718(c)             1,824,651
First American                                 45,584                1,896,750
Hartford Financial
  Services Group                              128,507                9,387,436
State Auto Financial                          104,098                3,171,866
Total                                                               94,551,440

Internet & Catalog Retail (0.2%)
eBay                                          121,971(b)             4,938,606

Internet Software & Services (0.8%)
Google Cl A                                    61,381(b)            17,554,966
Yahoo!                                         98,159(b)             3,272,621
Total                                                               20,827,587

IT Services (0.6%)
Accenture Cl A                                101,620(b,c)           2,479,528
Affiliated Computer
  Services Cl A                               108,745(b)             5,649,302
Automatic Data Processing                      20,638                  882,275
First Data                                     12,429                  516,425
Infosys Technologies ADR                       13,582(c)               961,470
Ness Technologies                              98,103(b,c)             850,553
Paychex                                        53,322                1,819,880
Satyam Computer
  Services ADR                                 27,410(c)               750,212
Total                                                               13,909,645

Leisure Equipment & Products (0.1%)
Mattel                                         86,769                1,564,445

Machinery (0.5%)
Caterpillar                                   102,033                5,661,811
Illinois Tool Works                            37,671                3,174,912
Ingersoll-Rand Cl A                            20,063(c)             1,597,416
ITT Inds                                       14,789                1,613,776
Total                                                               12,047,915

Media (7.7%)
Comcast Cl A                                  575,821(b)            17,706,496
Comcast Special Cl A                          176,589(b)             5,329,456

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Media (cont.)
EchoStar
  Communications Cl A                          54,364               $1,627,115
Grupo Televisa ADR                             12,719(c)               798,753
Liberty Global Cl A                           210,881(b)            10,702,211
Liberty Media Cl A                          1,152,241(b)             9,575,123
News Corp Cl A                                584,264                9,470,919
NTL                                         1,138,226(b)            72,709,876
Time Warner                                   884,077               15,842,660
Tribune                                        98,094                3,685,392
Viacom Cl B                                   479,046               16,282,774
Vivendi Universal ADR                         822,960(c)            25,964,387
Walt Disney                                   195,638                4,928,121
Total                                                              194,623,283

Metals & Mining (1.3%)
Agnico-Eagle Mines                             65,018(c)               850,435
Alcan                                          53,313(c)             1,761,995
Alcoa                                         132,671                3,554,256
Barrick Gold                                   55,779(c)             1,462,525
Coeur d'Alene Mines                         1,279,365(b)             4,669,682
Glamis Gold                                    77,714(b,c)           1,478,120
Harmony Gold Mining ADR                       271,783(c)             2,057,397
Kinross Gold                                  178,101(b,c)           1,125,598
Newmont Mining                                309,346               12,243,916
PAN American Silver                           134,400(b,c)           2,095,296
Stillwater Mining                              77,252(b)               620,334
Total                                                               31,919,554

Multi-Utilities & Unregulated Power (0.5%)
Dominion Resources                            129,630                9,914,102
Duke Energy                                    67,922                1,969,059
Total                                                               11,883,161

Multiline Retail (1.1%)
Dollar General                                 26,594                  506,882
Federated Dept Stores                          60,134                4,148,043
JC Penney                                     139,253                6,771,873
Kohl's                                        128,843(b)             6,757,815
Target                                        175,628                9,440,006
Total                                                               27,624,619

Office Electronics (0.1%)
Xerox                                         172,334(b)             2,310,999

Oil & Gas (7.6%)
Anadarko Petroleum                            179,217               16,285,448
Apache                                         24,598                1,761,709
BP ADR                                        118,881(c)             8,129,083
Burlington Resources                           82,748                6,105,975
Chevron                                       490,295               30,104,112
ConocoPhillips                                508,005               33,497,849
Devon Energy                                  139,808                8,496,132
EnCana                                         18,850(c)               927,232
Exxon Mobil                                 1,126,305               67,465,669
Marathon Oil                                   52,190                3,356,339
Newfield Exploration                           87,389(b)             4,126,509
Occidental Petroleum                           29,325                2,434,855
Royal Dutch Shell Cl A ADR                     36,611(c)             2,378,251
Valero Energy                                  68,445                7,289,393
Total                                                              192,358,556

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
191   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

Issuer                                         Shares                 Value(a)

Paper & Forest Products (0.4%)
Bowater                                        85,166               $2,642,701
Intl Paper                                    126,327                3,897,188
Weyerhaeuser                                   41,006                2,666,210
Total                                                                9,206,099

Personal Products (1.6%)
Avon Products                                 312,470               10,255,265
Gillette                                      560,910               30,216,222
Total                                                               40,471,487

Pharmaceuticals (6.0%)
Abbott Laboratories                           269,161               12,147,236
AstraZeneca                                    31,023(c)             1,424,335
Bristol-Myers Squibb                          294,908                7,216,399
Eli Lilly & Co                                 61,250                3,369,975
GlaxoSmithKline ADR                            96,201(c)             4,686,913
Johnson & Johnson                             412,398               26,141,909
Merck & Co                                    127,934                3,611,577
Novartis ADR                                  307,602(c)            14,995,598
Pfizer                                      1,610,146               41,010,418
Roche Holding                                 112,058(c)            15,549,684
Schering-Plough                               477,781               10,229,291
Wyeth                                         298,415               13,664,423
Total                                                              154,047,758

Real Estate Investment Trust (0.5%)
Apartment Investment &
  Management Cl A                              53,572                2,137,523
Equity Office Properties Trust                168,057                5,596,298
HomeBanc                                      634,867                5,059,890
Total                                                               12,793,711

Road & Rail (0.1%)
Norfolk Southern                               41,035                1,461,256

Semiconductors & Semiconductor Equipment (3.3%)
Analog Devices                                118,687                4,326,141
Applied Materials                             112,740                2,064,269
Broadcom Cl A                                 179,263(b)             7,797,941
Credence Systems                               75,197(b)               666,997
Cypress Semiconductor                         266,707(b)             4,168,630
Freescale
  Semiconductor Cl A                          289,706(b)             6,918,179
Freescale
  Semiconductor Cl B                          234,094(b)             5,636,984
Intel                                       1,155,828               29,727,897
Linear Technology                              77,272                2,930,927
Maxim Integrated Products                          61                    2,602
MEMC Electronic Materials                     488,562(b)             8,237,155
Texas Instruments                             319,700               10,447,796
Total                                                               82,925,518

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Software (2.7%)
Adobe Systems                                 118,585               $3,206,538
BMC Software                                   40,756(b)               815,120
Cadence Design Systems                        199,290(b)             3,190,633
Compuware                                     152,296(b)             1,379,802
Electronic Arts                                62,535(b)             3,582,005
Macromedia                                     67,159(b)             2,481,525
Mercury Interactive                           104,857(b)             3,845,106
Microsoft                                   1,006,411               27,575,661
Novell                                        144,536(b)               951,047
Oracle                                        762,775(b)             9,893,192
Siebel Systems                                499,099                4,117,567
Symantec                                      255,176(b)             5,353,592
TIBCO Software                                 57,770(b)               441,363
Total                                                               66,833,151

Specialty Retail (0.9%)
AutoZone                                        4,766(b)               450,387
Bed Bath & Beyond                              23,455(b)               951,100
Best Buy                                       79,393                3,783,870
Circuit City Stores                            20,108                  339,624
Gap                                            79,124                1,504,147
Home Depot                                    265,948               10,723,024
Lowe's Companies                               56,053                3,604,768
Staples                                        54,137                1,188,849
Total                                                               22,545,769

Textiles, Apparel & Luxury Goods (0.1%)
Nike Cl B                                      16,650                1,313,852

Thrifts & Mortgage Finance (2.1%)
BankAtlantic Bancorp Cl A                      12,521                  213,483
Countrywide Financial                         570,011               19,260,671
Fannie Mae                                    370,369               18,903,634
Freddie Mac                                   212,849               12,851,823
Washington Mutual                              56,600                2,353,428
Total                                                               53,583,039

Tobacco (1.5%)
Altria Group                                  527,252               37,276,716

Wireless Telecommunication Services (1.2%)
Hutchison Telecommunications
  Intl ADR                                    102,867(b,c)           1,867,036
KT Freetel                                     36,500(c)               884,260
LG Telecom                                    181,420(b,c)             979,036
Millicom Intl Cellular                        101,865(b,c)           1,956,827
NeuStar Cl A                                  188,350(b)             5,181,509
O2                                          1,060,231(c)             2,935,515
Orascom Telecom GDR                           178,294(c,d)           8,244,314
Telesp Celular
  Participacoes ADR                           200,515(c)               832,137
Turkcell Iletisim
  Hizmetleri ADR                              130,441(c)             1,751,823
Vodafone Group ADR                            175,898(c)             4,793,221
Total                                                               29,425,678

Total Common Stocks
(Cost: $2,299,487,510)                                          $2,449,392,028

Short-Term Securities (6.1%)(e)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agencies (2.4%)
Federal Home Loan Bank
   09-09-05               3.41%           $25,000,000              $24,978,687
Federal Natl Mtge Assn Disc Nts
   09-07-05               3.25             20,000,000               19,987,362
   09-14-05               3.31             14,600,000               14,581,206
Total                                                               59,547,255

Commercial Paper (3.7%)
Fairway Finance
   10-03-05               3.62             15,000,000(f)            14,950,363
Falcon Asset Securitization
   09-14-05               3.51             10,000,000(f)             9,986,350
HSBC Finance
   09-01-05               3.56              4,400,000                4,399,565
Jupiter Securitization
   09-29-05               3.60             10,000,000(f)             9,971,080
Nieuw Amsterdam
   09-12-05               3.51             10,000,000(f)             9,988,300
   10-03-05               3.61             10,000,000(f)             9,967,000
Thunder Bay Funding LLC
   09-01-05               3.47             15,000,000 (f)           14,998,554
Windmill Funding
   09-01-05               3.42             20,000,000(f)            19,998,100
Total                                                               94,259,312

Total Short-Term Securities
(Cost: $153,821,315)                                              $153,806,567

Total Investments in Securities
(Cost: $2,453,308,825)(g)                                       $2,603,198,595

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
192   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Large Cap Equity Fund

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2005, the value of foreign securities represented 9.5% of net assets.

(d) At Aug. 31, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 3.4% of net assets. See Note 6 to the financial statements. 2.7% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $89,859,747 or 3.6% of net assets.

(g) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $2,466,772,565 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                    $202,510,414
       Unrealized depreciation                                     (66,084,384)
                                                                   -----------
       Net unrealized appreciation                                $136,426,030
                                                                  ------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
193   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Large Cap Value Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (95.3%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (4.3%)
Boeing                                            900                  $60,318
Empresa Brasileira de
  Aeronautica ADR                               1,907(c)                68,385
General Dynamics                                  373                   42,742
Goodrich                                          696                   31,891
Honeywell Intl                                  2,768                  105,959
Lockheed Martin                                 1,554                   96,721
Northrop Grumman                                2,371                  132,989
United Technologies                             1,882                   94,100
Total                                                                  633,105

Auto Components (0.1%)
Lear                                              333                   12,554

Automobiles (0.1%)
General Motors                                    525                   17,950

Beverages (1.3%)
Coca-Cola                                         529                   23,276
Coca-Cola Enterprises                           1,240                   27,714
PepsiCo                                         2,505                  137,399
Total                                                                  188,389

Biotechnology (0.1%)
Biogen Idec                                       421(b)                17,745

Building Products (0.5%)
American Standard Companies                       809                   36,890
Masco                                           1,315                   40,345
Total                                                                   77,235

Capital Markets (4.5%)
Bank of New York                                3,151                   96,326
E*TRADE Financial                               1,003(b)                16,048
Franklin Resources                                695                   55,906
Investors Financial Services                    1,662                   58,369
Legg Mason                                        330                   34,495
Lehman Brothers Holdings                          828                   87,486
Merrill Lynch & Co                              1,594                   91,113
Morgan Stanley                                  3,407                  173,315
State Street                                    1,022                   49,393
Total                                                                  662,451

Chemicals (1.8%)
Dow Chemical                                    4,530                  195,696
Eastman Chemical                                  540                   25,904
Lyondell Chemical                               1,366                   35,243
RPM Intl                                          802                   15,198
Total                                                                  272,041

Commercial Banks (7.4%)
Bank of America                                10,934                  470,490
Commerce Bancorp                                1,021                   34,428
PNC Financial Services Group                    1,323                   74,392
Regions Financial                                 683                   22,348
US Bancorp                                      4,705                  137,480

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Commercial Banks (cont.)
Wachovia                                        3,095                 $153,574
Wells Fargo & Co                                3,487                  207,895
Total                                                                1,100,607

Commercial Services & Supplies (0.5%)
Avery Dennison                                    595                   31,797
Cendant                                         2,288                   46,538
Total                                                                   78,335

Communications Equipment (1.3%)
Cisco Systems                                   3,977(b)                70,075
Corning                                           748(b)                14,930
Motorola                                        1,925                   42,119
Nokia ADR                                       4,253(c)                67,070
Total                                                                  194,194

Computers & Peripherals (2.9%)
Dell                                            2,565(b)                91,314
EMC                                             4,013(b)                51,607
Hewlett-Packard                                 5,121                  142,159
Intl Business Machines                          1,718                  138,505
Total                                                                  423,585

Consumer Finance (1.4%)
Capital One Financial                           1,312                  107,898
First Marblehead                                  450(b)                13,019
MBNA                                            3,398                   85,630
Total                                                                  206,547

Containers & Packaging (0.4%)
Temple-Inland                                   1,686                   64,894

Diversified Financial Services (5.0%)
Citigroup                                      10,863                  475,474
Contax Participacoes ADR                          250(b,c)                 163
JPMorgan Chase & Co                             7,814                  264,816
Total                                                                  740,453

Diversified Telecommunication Services (5.9%)
ALLTEL                                            376                   23,308
BellSouth                                       5,523                  145,200
Chunghwa Telecom ADR                            2,808(c)                54,054
Citizens Communications                         1,148                   15,659
MCI                                             4,049                  103,816
SBC Communications                              8,173                  196,806
Sprint Nextel                                   6,981                  181,017
Tele Norte Leste
  Participacoes ADR                               350(c)                 5,264
Telewest Global                                 1,024(b,c)              22,733
Verizon Communications                          3,814                  124,756
Total                                                                  872,613

Electric Utilities (3.0%)
Entergy                                         1,255                   94,012
Exelon                                          2,442                  131,600
FPL Group                                       1,108                   47,744

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Electric Utilities (cont.)
PPL                                             1,594                  $50,944
Southern                                        2,497                   85,897
Xcel Energy                                     1,452                   27,936
Total                                                                  438,133

Electronic Equipment & Instruments (0.2%)
Flextronics Intl                                2,547(b,c)              33,264

Energy Equipment & Services (1.7%)
Cooper Cameron                                    546(b)                39,394
Halliburton                                     1,225                   75,913
Schlumberger                                      317                   27,335
Transocean                                        933(b)                55,084
Weatherford Intl                                  910(b)                61,616
Total                                                                  259,342

Food & Staples Retailing (0.9%)
CVS                                             1,217                   35,743
Wal-Mart Stores                                 2,100                   94,416
Total                                                                  130,159

Food Products (0.9%)
General Mills                                   1,484                   68,442
Kellogg                                         1,399                   63,417
Total                                                                  131,859

Gas Utilities (0.3%)
ONEOK                                           1,435                   48,790

Health Care Equipment & Supplies (1.1%)
Baxter Intl                                     1,898                   76,547
Boston Scientific                                 524(b)                14,085
Guidant                                           544                   38,428
Hospira                                           817(b)                32,549
Total                                                                  161,609

Health Care Providers & Services (1.2%)
Cardinal Health                                   676                   40,296
CIGNA                                             495                   57,083
HCA                                             1,264                   62,316
Medco Health Solutions                            469(b)                23,108
Total                                                                  182,803

Hotels, Restaurants & Leisure (0.4%)
McDonald's                                      1,735                   56,301

Household Durables (0.1%)
Leggett & Platt                                   627                   15,180
Tempur-Pedic Intl                                 414(b)                 6,653
Total                                                                   21,833

Household Products (1.9%)
Colgate-Palmolive                               1,358                   71,295
Procter & Gamble                                2,173                  120,558
Spectrum Brands                                 3,414(b)                96,104
Total                                                                  287,957

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
194   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Large Cap Value Fund

Issuer                                         Shares                 Value(a)

Industrial Conglomerates (1.9%)
General Electric                                3,525                 $118,475
Tyco Intl                                       5,978(c)               166,368
Total                                                                  284,843

Insurance (5.3%)
ACE                                             3,669(c)               162,939
AFLAC                                             371                   16,035
Allstate                                          600                   33,726
American Intl Group                             5,184                  306,892
Assurant                                          620                   23,145
Chubb                                           1,273                  110,700
Endurance Specialty Holdings                      868(c)                31,856
First American                                    796                   33,122
Hartford Financial Services Group                 897                   65,526
Total                                                                  783,941

Internet Software & Services (0.1%)
Google Cl A                                        40(b)                11,440

IT Services (0.7%)
Accenture Cl A                                    949(b,c)              23,156
Affiliated Computer
  Services Cl A                                 1,582(b)                82,185
Total                                                                  105,341

Leisure Equipment & Products (0.2%)
Mattel                                          1,515                   27,315

Machinery (0.9%)
Caterpillar                                       932                   51,716
Illinois Tool Works                               310                   26,127
Ingersoll-Rand Cl A                               350(c)                27,867
ITT Inds                                          258                   28,153
Total                                                                  133,863

Media (6.5%)
Comcast Cl A                                    2,214(b)                68,081
Comcast Special Cl A                            3,083(b)                93,045
EchoStar
  Communications Cl A                             949                   28,404
Liberty Global Cl A                             1,045(b)                53,034
Liberty Media Cl A                             14,162(b)               117,686
News Corp Cl A                                  1,313                   21,284
NTL                                             2,126(b)               135,809
Time Warner                                     5,276                   94,546
Tribune                                         1,713                   64,357
Viacom Cl B                                     4,455                  151,425
Vivendi Universal ADR                           1,459(c)                46,031
Walt Disney                                     3,416                   86,049
Total                                                                  959,751

Metals & Mining (0.4%)
Alcan                                             931(c)                30,770
Alcoa                                           1,199                   32,121
Total                                                                   62,891

Multi-Utilities & Unregulated Power (0.9%)
Dominion Resources                              1,833                  140,188

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Multiline Retail (1.0%)
Federated Dept Stores                             474                  $32,697
JC Penney                                         732                   35,597
Target                                          1,352                   72,670
Total                                                                  140,964

Office Electronics (0.1%)
Xerox                                           1,067(b)                14,308

Oil & Gas (12.1%)
Anadarko Petroleum                              2,141                  194,553
BP ADR                                          2,076(c)               141,957
Chevron                                         4,515                  277,221
ConocoPhillips                                  5,528                  364,516
Devon Energy                                    1,120                   68,062
Exxon Mobil                                    10,264                  614,813
Newfield Exploration                            1,526(b)                72,058
Royal Dutch Shell Cl A ADR                        639(c)                41,509
Total                                                                1,774,689

Paper & Forest Products (1.1%)
Bowater                                         1,487                   46,142
Intl Paper                                      2,206                   68,055
Weyerhaeuser                                      716                   46,554
Total                                                                  160,751

Personal Products (1.1%)
Avon Products                                   2,792                   91,634
Gillette                                        1,427                   76,872
Total                                                                  168,506

Pharmaceuticals (3.5%)
Bristol-Myers Squibb                            1,702                   41,648
GlaxoSmithKline ADR                               431(c)                20,998
Johnson & Johnson                                 714                   45,260
Merck & Co                                      1,768                   49,911
Novartis ADR                                    1,071(c)                52,211
Pfizer                                          8,044                  204,881
Schering-Plough                                 2,722                   58,278
Wyeth                                             848                   38,830
Total                                                                  512,017

Real Estate Investment Trust (1.0%)
Apartment Investment &
  Management Cl A                                 935                   37,307
Equity Office Properties Trust                  2,934                   97,701
HomeBanc                                        1,649                   13,143
Total                                                                  148,151

Semiconductors & Semiconductor Equipment (1.9%)
Broadcom Cl A                                     632(b)                27,492
Credence Systems                                1,296(b)                11,496
Cypress Semiconductor                           4,656(b)                72,773
Freescale Semiconductor Cl A                    1,035(b)                24,716
Freescale Semiconductor Cl B                      343(b)                 8,259
Intel                                           2,485                   63,914
MEMC Electronic Materials                       3,050(b)                51,423
Texas Instruments                                 879                   28,726
Total                                                                  288,799

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Software (1.2%)
Cadence Design Systems                          3,479(b)               $55,698
Microsoft                                       3,227                   88,419
Siebel Systems                                  1,690                   13,943
Symantec                                          620(b)                13,008
TIBCO Software                                  1,015(b)                 7,755
Total                                                                  178,823

Specialty Retail (0.6%)
Gap                                             1,085                   20,626
Home Depot                                      1,868                   75,318
Total                                                                   95,944

Thrifts & Mortgage Finance (3.1%)
Countrywide Financial                           4,655                  157,292
Fannie Mae                                      3,162                  161,389
Freddie Mac                                     1,759                  106,208
Washington Mutual                                 693                   28,815
Total                                                                  453,704

Tobacco (2.1%)
Altria Group                                    4,398                  310,939

Wireless Telecommunication Services (0.4%)
Vodafone Group ADR                              1,997(c)                54,418

Total Common Stocks
(Cost: $13,478,870)                                                $14,126,334

Total Investments in Securities
(Cost: $13,478,870)(d)                                             $14,126,334

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
195   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Large Cap Value Fund

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2005, the value of foreign securities represented 7.1% of net assets.

(d) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $13,569,045 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                       $ 942,828
       Unrealized depreciation                                        (385,539)
                                                                      --------
       Net unrealized appreciation                                   $ 557,289
                                                                     ---------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
196   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Mid Cap Growth Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (98.3%)
Issuer                                         Shares                 Value(a)

Biotechnology (8.0%)
Biogen Idec                                    52,016(b)            $2,192,474
Gilead Sciences                                62,586(b)             2,691,198
Invitrogen                                     60,944(b)             5,163,785
MedImmune                                     118,573(b)             3,548,890
OSI Pharmaceuticals                            31,342(b)             1,028,018
Techne                                        102,844(b)             5,859,023
Total                                                               20,483,388

Capital Markets (5.3%)
Investors Financial Services                   73,695                2,588,168
Legg Mason                                     71,907                7,516,439
T Rowe Price Group                             53,502                3,370,626
Total                                                               13,475,233

Chemicals (2.1%)
Sigma-Aldrich                                  86,800                5,416,320

Commercial Services & Supplies (5.1%)
Cintas                                         95,974                3,958,928
Robert Half Intl                              195,344                6,579,185
Strayer Education                              25,739                2,597,580
Total                                                               13,135,693

Communications Equipment (0.9%)
Juniper Networks                              100,182(b)             2,278,139

Computers & Peripherals (1.0%)
Network Appliance                             107,132(b)             2,543,314

Construction Materials (1.9%)
Martin Marietta Materials                      65,300                4,722,496

Electrical Equipment (1.7%)
American Power Conversion                     166,181                4,348,957

Energy Equipment & Services (6.0%)
BJ Services                                    52,132                3,288,487
ENSCO Intl                                    110,306                4,507,103
Nabors Inds                                    51,887(b,c)           3,476,429
Noble                                          49,841                3,553,663
Tidewater                                       9,890                  440,501
Total                                                               15,266,183

Food & Staples Retailing (3.9%)
Whole Foods Market                             77,345                9,997,615

Health Care Equipment & Supplies (7.1%)
Biomet                                         94,308                3,479,022
Diagnostic Products                           146,457                7,908,677
Kinetic Concepts                               67,897(b)             3,720,756
St. Jude Medical                               65,115(b)             2,988,779
Total                                                               18,097,234

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Health Care Providers & Services (9.1%)
Dendrite Intl                                 249,712(b)            $4,522,284
Express Scripts                                76,810(b)             4,444,227
Health Management
  Associates Cl A                             213,207                5,185,195
Lincare Holdings                              115,804(b)             4,903,141
Omnicare                                       83,108                4,367,325
Total                                                               23,422,172

Hotels, Restaurants & Leisure (4.4%)
Brinker Intl                                   67,792(b)             2,518,473
CBRL Group                                     22,978                  830,884
Cheesecake Factory                            148,214(b)             4,693,938
Panera Bread Cl A                              22,211(b)             1,238,041
Starbucks                                      17,958(b)               880,660
Station Casinos                                17,826                1,191,133
Total                                                               11,353,129

Household Durables (0.7%)
Pulte Homes                                    21,276                1,833,991

Internet Software & Services (0.8%)
Digital River                                  50,423(b)             1,915,066

IT Services (7.6%)
Acxiom                                        220,309                4,366,524
Fiserv                                        144,269(b)             6,473,350
Paychex                                       165,119                5,635,511
VeriFone Holdings                             131,348(b)             2,883,089
Total                                                               19,358,474

Machinery (0.9%)
Danaher                                        41,480                2,221,669

Media (3.6%)
Catalina Marketing                            159,380                3,815,557
Univision
  Communications Cl A                         112,694(b)             3,031,469
Westwood One                                  113,900                2,315,587
Total                                                                9,162,613

Oil & Gas (7.1%)
Denbury Resources                              34,781(b)             1,573,145
EOG Resources                                  80,769                5,155,484
Murphy Oil                                     63,626                3,477,161
Newfield Exploration                           73,432(b)             3,467,459
Pogo Producing                                 58,826                3,294,256
XTO Energy                                     31,032                1,235,074
Total                                                               18,202,579

Semiconductors & Semiconductor Equipment (5.6%)
Broadcom Cl A                                  60,956(b)             2,651,586
KLA-Tencor                                     39,454                2,002,685
Maxim Integrated Products                      65,216                2,781,462
Microchip Technology                          140,676                4,377,837
Novellus Systems                               92,548(b)             2,481,212
Total                                                               14,294,782

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Software (6.6%)
Advent Software                               120,384(b)            $3,317,783
BMC Software                                  207,118(b)             4,142,360
Fair Isaac                                    140,864                5,757,112
Kronos                                         28,289(b)             1,225,762
NAVTEQ                                         52,639(b)             2,449,819
Total                                                               16,892,836

Specialty Retail (4.6%)
Advance Auto Parts                             39,226(b)             2,390,040
Build-A-Bear Workshop                          34,052(b)               755,273
Chico's FAS                                    41,746(b)             1,449,004
Williams-Sonoma                               174,776(b)             7,034,734
Total                                                               11,629,051

Textiles, Apparel & Luxury Goods (1.9%)
Coach                                         143,414(b)             4,759,911

Trading Companies & Distributors (2.4%)
Fastenal                                       99,264                6,013,413

Total Common Stocks
(Cost: $199,410,911)                                              $250,824,258

Short-Term Securities (1.9%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agencies (1.0%)
Federal Home Loan Bank Disc Nt
   09-16-05               3.42%            $1,400,000               $1,397,875
Federal Home Loan Mtge Corp Disc Nt
   09-20-05               3.43              1,100,000                1,097,910
Total                                                                2,495,785

Commercial Paper (0.9%)
General Electric Capital
  09-01-05                3.56              2,300,000                2,299,773

Total Short-Term Securities
(Cost: $4,796,022)                                                  $4,795,558

Total Investments in Securities
(Cost: $204,206,933)(d)                                           $255,619,816

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
197   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2005, the value of foreign securities represented 1.4% of net assets.

(d) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $204,838,360 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                     $55,086,610
       Unrealized depreciation                                      (4,305,154)
                                                                    ----------
       Net unrealized appreciation                                 $50,781,456
                                                                   -----------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
198   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Mid Cap Value Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (97.6%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (1.0%)
Goodrich                                        1,514                  $69,371

Airlines (1.3%)
AMR                                             4,177(b)                52,588
Continental Airlines Cl B                       1,626(b)                21,740
Northwest Airlines                              3,310(b)                16,649
Total                                                                   90,977

Auto Components (0.6%)
Ballard Power Systems                           1,508(b,c)               8,505
Johnson Controls                                  417                   25,012
Lear                                              276                   10,405
Total                                                                   43,922

Building Products (2.5%)
American Standard
  Companies                                     1,427                   65,071
YORK Intl                                       1,974                  113,268
Total                                                                  178,339

Capital Markets (0.9%)
AMVESCAP                                        1,350(c)                 8,930
Mellon Financial                                1,670                   54,191
Total                                                                   63,121

Chemicals (4.6%)
Agrium                                          1,312(c)                28,208
Cabot                                           1,024                   33,792
Eastman Chemical                                1,612                   77,327
Imperial Chemical Inds ADR                      1,667(c)                34,807
Lubrizol                                          808                   33,411
Monsanto                                          970                   61,925
Mosaic                                          1,667(b)                26,922
PPG Inds                                          546                   34,387
Total                                                                  330,779

Commercial Banks (4.8%)
AmSouth Bancorporation                          3,110                   81,855
Comerica                                        1,417                   85,714
Hibernia Cl A                                   1,049                   33,306
Huntington Bancshares                           1,417                   33,994
KeyCorp                                         1,873                   62,034
North Fork Bancorporation                       1,721                   47,310
Total                                                                  344,213

Commercial Services & Supplies (1.7%)
Dun & Bradstreet                                  308(b)                19,610
Pitney Bowes                                      594                   25,691
Ritchie Bros Auctioneers                          700(c)                29,337
RR Donnelley & Sons                             1,292                   48,269
Total                                                                  122,907

Communications Equipment (0.3%)
Tellabs                                         2,800(b)                24,892

Computers & Peripherals (0.5%)
Diebold                                           672                   32,256

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Construction & Engineering (2.0%)
Fluor                                           1,149                  $71,134
Insituform Technologies Cl A                      404(b)                 8,363
McDermott Intl                                  1,792(b)                61,914
Total                                                                  141,411

Construction Materials (0.1%)
CEMEX ADR                                         175(c)                 8,342

Consumer Finance (0.8%)
Capital One Financial                             657                   54,032

Containers & Packaging (0.5%)
Temple-Inland                                     839                   32,293

Diversified Telecommunication Services (2.0%)
CenturyTel                                      1,832                   65,769
MCI                                             1,253                   32,127
Qwest Communications Intl                      11,250(b)                43,875
Total                                                                  141,771

Electric Utilities (3.5%)
Consolidated Edison                             1,100                   51,601
DPL                                             1,315                   35,492
DTE Energy                                        839                   38,401
Pinnacle West Capital                           2,490                  111,876
Xcel Energy                                       734                   14,122
Total                                                                  251,492

Electrical Equipment (2.2%)
Cooper Inds Cl A                                1,100                   73,084
Energy Conversion Devices                         291(b)                10,101
FuelCell Energy                                   700(b)                 7,973
Plug Power                                      1,060(b)                 7,812
Rockwell Automation                             1,123                   58,441
Total                                                                  157,411

Electronic Equipment & Instruments (0.7%)
Agilent Technologies                            1,024(b)                32,932
Solectron                                       3,421(b)                14,026
Total                                                                   46,958

Energy Equipment & Services (9.4%)
BJ Services                                     1,721                  108,561
Cooper Cameron                                  1,232(b)                88,889
GlobalSantaFe                                   4,700                  220,335
Nabors Inds                                     1,060(b,c)              71,020
Smith Intl                                      1,948                   67,674
Weatherford Intl                                1,612(b)               109,149
Total                                                                  665,628

Food Products (2.3%)
Archer-Daniels-Midland                          3,594                   80,901
Del Monte Foods                                 2,790(b)                30,160
Tyson Foods Cl A                                2,950                   52,451
Total                                                                  163,512

Gas Utilities (1.6%)
NiSource                                        4,600                  111,044

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Health Care Providers & Services (1.7%)
CIGNA                                             230                  $26,524
Service Corp Intl                               3,847                   32,661
Tenet Healthcare                                4,830(b)                58,829
Total                                                                  118,014

Hotels, Restaurants & Leisure (1.8%)
Royal Caribbean Cruises                         2,130                   90,994
Starwood Hotels & Resorts
  Worldwide Unit                                  594                   34,630
Total                                                                  125,624

Household Durables (2.9%)
Centex                                            368                   24,932
DR Horton                                         594                   21,930
KB HOME                                            94                    6,971
Lennar Cl A                                       373                   23,163
Mohawk Inds                                       335(b)                28,602
Stanley Works                                     824                   37,698
Whirlpool                                         795                   60,461
Total                                                                  203,757

Industrial Conglomerates (0.5%)
Textron                                           484                   34,509

Insurance (12.5%)
ACE                                             3,484(c)               154,724
Aon                                             5,230                  156,482
Bristol West Holdings                           1,852                   32,317
Everest Re Group                                  839(c)                77,683
Jefferson-Pilot                                 1,082                   53,808
Lincoln Natl                                      824                   40,862
Loews                                           1,253                  109,876
Torchmark                                       1,105                   58,278
Willis Group Holdings                           1,253(c)                43,855
XL Capital Cl A                                 2,340(c)               162,631
Total                                                                  890,516

IT Services (1.7%)
Computer Sciences                               1,024(b)                45,619
Electronic Data Systems                         3,316                   74,279
Total                                                                  119,898

Leisure Equipment & Products (1.1%)
Eastman Kodak                                   1,812                   44,158
Hasbro                                          1,484                   30,719
Total                                                                   74,877

Machinery (5.1%)
AGCO                                            3,361(b)                69,001
Crane                                             594                   17,588
Cummins                                           687                   59,405
Dover                                           1,812                   73,748
Eaton                                             367                   23,459
Ingersoll-Rand Cl A                             1,100(c)                87,583
Manitowoc                                         687                   32,014
Total                                                                  362,798

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
199   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Mid Cap Value Fund

Issuer                                         Shares                 Value(a)

Media (1.3%)
Dex Media                                       1,035                  $26,393
Interpublic Group
  of Companies                                  3,030(b)                36,753
Tribune                                           808                   30,357
Total                                                                   93,503

Metals & Mining (2.6%)
Compass Minerals Intl                           1,430                   35,192
Freeport-McMoRan
  Copper & Gold Cl B                            2,130                   89,822
Phelps Dodge                                      577                   62,045
Total                                                                  187,059

Multi-Utilities & Unregulated Power (3.2%)
CMS Energy                                      1,427(b)                22,975
Constellation Energy Group                        434                   25,498
Energy East                                     2,500                   65,550
Public Service
  Enterprise Group                              1,802                  116,318
Total                                                                  230,341

Multiline Retail (1.6%)
Family Dollar Stores                            1,822                   36,221
Federated Dept Stores                             618                   42,640
JC Penney                                         687                   33,409
Total                                                                  112,270

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Oil & Gas (6.7%)
Amerada Hess                                      450                  $57,195
El Paso                                         1,461                   16,948
Kerr-McGee                                        308                   27,113
Pioneer Natural Resources                       3,050                  150,669
Suncor Energy                                   2,130(c)               126,224
Sunoco                                          1,024                   74,445
Valero Energy                                     213                   22,685
Total                                                                  475,279

Paper & Forest Products (1.7%)
Abitibi-Consolidated                            1,954(c)                 8,480
Bowater                                         1,893                   58,740
Georgia-Pacific                                   531                   17,040
MeadWestvaco                                    1,253                   36,299
Total                                                                  120,559

Real Estate Investment Trust (3.2%)
Boston Properties                                 279                   19,851
Crescent Real Estate Equities                   3,050                   59,872
Equity Residential                              1,954                   73,803
Rayonier                                        1,413                   76,654
Total                                                                  230,180

Road & Rail (1.3%)
CSX                                             2,080                   91,374

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Semiconductors & Semiconductor Equipment (1.8%)
Intersil Cl A                                   1,751                  $36,771
Natl Semiconductor                              3,563                   88,826
Total                                                                  125,597

Software (0.7%)
BMC Software                                    2,600(b)                52,000

Specialty Retail (1.2%)
AnnTaylor Stores                                1,974(b)                50,535
AutoZone                                          186(b)                17,577
RadioShack                                        687                   17,216
Total                                                                   85,328

Textiles, Apparel & Luxury Goods (1.3%)
Liz Claiborne                                   1,623                   66,591
VF                                                467                   27,698
Total                                                                   94,289

Tobacco (0.6%)
Reynolds American                                 467                   39,200

Total Common Stocks
(Cost: $6,474,960)                                                  $6,941,643

Total Investments in Securities
(Cost: $6,474,960)(d)                                               $6,941,643

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2005, the value of foreign securities represented 11.9% of net assets.

(d) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $6,475,065 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                        $522,500
       Unrealized depreciation                                         (55,922)
                                                                       -------
       Net unrealized appreciation                                    $466,578
                                                                      --------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
200   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - New Dimensions Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (98.5%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (7.0%)
Boeing                                      1,082,624              $72,557,460
Lockheed Martin                               459,049               28,571,210
United Technologies                         1,038,375               51,918,750
Total                                                              153,047,420

Beverages (1.4%)
PepsiCo                                       563,855               30,927,447

Biotechnology (2.9%)
Amgen                                         640,062(b)            51,140,954
Genzyme                                       111,442(b)             7,931,327
Gilead Sciences                               128,841(b)             5,540,163
Total                                                               64,612,444

Building Products (0.7%)
American Standard
   Companies                                  341,598               15,576,869

Capital Markets (2.8%)
Charles Schwab                              4,475,605               60,554,936

Chemicals (1.1%)
EI du Pont de
   Nemours & Co                               585,201               23,156,404

Commercial Banks (3.0%)
Bank of America                               517,448               22,265,787
Commerce Bancorp                              791,704(e)            26,696,260
US Bancorp                                    567,938               16,595,148
Total                                                               65,557,195

Commercial Services & Supplies (0.2%)
ITT Educational Services                       74,820(b)             3,803,849

Communications Equipment (5.1%)
Cisco Systems                               2,087,296(b)            36,778,156
Motorola                                    2,901,558               63,486,088
Nokia ADR                                     822,683(c)            12,973,711
Total                                                              113,237,955

Computers & Peripherals (8.7%)
Apple Computer                              1,078,900(b)            50,632,777
Dell                                          931,464(b)            33,160,118
EMC                                         3,405,154(b)            43,790,280
NCR                                         1,427,962(b)            48,864,860
SanDisk                                       404,851(b)            15,720,364
Total                                                              192,168,399

Diversified Financial Services (1.6%)
CapitalSource                                 798,720(b,e)          15,814,656
Citigroup                                     428,267               18,745,247
Total                                                               34,559,903

Diversified Telecommunication Services (1.2%)
Sprint Nextel                               1,007,163               26,115,737

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Energy Equipment & Services (2.6%)
GlobalSantaFe                                 321,761              $15,084,156
Halliburton                                   214,225               13,275,523
Schlumberger                                  138,515               11,944,148
Transocean                                    299,413(b)            17,677,344
Total                                                               57,981,171

Food & Staples Retailing (2.1%)
CVS                                           312,203                9,169,402
Safeway                                     1,384,536               32,855,040
Whole Foods Market                             33,378                4,314,440
Total                                                               46,338,882

Health Care Equipment & Supplies (3.4%)
Alcon                                         110,934(c)            13,095,759
Medtronic                                     864,661               49,285,676
St. Jude Medical                              260,924(b)            11,976,412
Total                                                               74,357,847

Health Care Providers & Services (3.7%)
Caremark Rx                                   616,053(b)            28,788,157
UnitedHealth Group                          1,019,368               52,497,452
Total                                                               81,285,609

Hotels, Restaurants & Leisure (2.0%)
Carnival Unit                                 409,176               20,188,744
Royal Caribbean Cruises                       443,678               18,953,924
Starbucks                                     104,678(b)             5,133,409
Total                                                               44,276,077

Household Durables (3.0%)
DR Horton                                     372,653               13,758,349
Pulte Homes                                   617,761               53,250,998
Total                                                               67,009,347

Household Products (3.4%)
Procter & Gamble                            1,336,822               74,166,885

Industrial Conglomerates (2.1%)
General Electric                            1,389,623               46,705,229

Internet & Catalog Retail (1.2%)
Amazon.com                                     39,321(b)             1,679,007
eBay                                          616,777(b)            24,973,300
Total                                                               26,652,307

Internet Software & Services (2.6%)
Google Cl A                                    57,703(b)            16,503,058
Yahoo!                                      1,245,077(b)            41,510,867
Total                                                               58,013,925

IT Services (0.9%)
Fiserv                                        260,259(b)            11,677,821
Infosys Technologies ADR                      110,409(c)             7,815,853
Total                                                               19,493,674

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Media (3.2%)
Comcast Special Cl A                        2,093,041(b)           $63,167,977
DreamWorks Animation
  SKG Cl A                                    285,546(b)             7,429,907
Total                                                               70,597,884

Multi-Utilities & Unregulated Power (1.0%)
Dominion Resources                            296,733               22,694,140

Multiline Retail (3.5%)
Federated Dept Stores                         403,671               27,845,226
Nordstrom                                     521,366               17,507,470
Target                                        606,777               32,614,264
Total                                                               77,966,960

Office Electronics (0.8%)
Xerox                                       1,314,322(b)            17,625,058

Oil & Gas (9.2%)
Apache                                        524,877               37,591,691
Burlington Resources                          100,690                7,429,915
Chesapeake Energy                             677,608               21,419,189
ConocoPhillips                                940,673               62,027,977
Exxon Mobil                                   939,868               56,298,093
Murphy Oil                                    141,197                7,716,416
Suncor Energy                                 121,036(c)             7,172,593
Total                                                              199,655,874

Pharmaceuticals (6.5%)
Abbott Laboratories                           228,591               10,316,312
Eli Lilly & Co                                120,523                6,631,175
Johnson & Johnson                             977,697               61,976,214
Merck & Co                                    110,633                3,123,170
Novartis ADR                                  120,896(c)             5,893,680
Pfizer                                        973,481               24,794,561
Schering-Plough                               843,913               18,068,177
Sepracor                                      233,077(b)            11,700,465
Total                                                              142,503,754

Semiconductors & Semiconductor Equipment (3.1%)
Intel                                       1,923,197               49,464,627
Texas Instruments                             558,896               18,264,721
Total                                                               67,729,348

Software (5.2%)
Amdocs                                        404,090(b,c)          11,860,042
Autodesk                                      301,755               13,035,816
Microsoft                                   2,863,729               78,466,174
Symantec                                      543,991(b)            11,412,931
Total                                                              114,774,963

Specialty Retail (2.7%)
Advance Auto Parts                            541,705(b)            33,006,086
Lowe's Companies                              397,879               25,587,598
Total                                                               58,593,684

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
201   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - New Dimensions Fund

Issuer                                         Shares                 Value(a)

Tobacco (0.6%)
Altria Group                                  200,703              $14,189,702

Total Common Stocks
(Cost: $2,007,517,562)                                          $2,165,930,878

Short-Term Securities (3.5%)(f)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agency (--%)
Federal Home Loan Bank
   09-02-05               3.39%            $1,000,000                 $999,812

Short-Term Securities (continued)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Commercial Paper (3.5%)
Barton Capital
   09-09-05               3.51%           $10,000,000(d)            $9,991,225
General Electric Capital
   09-01-05               3.56             28,100,000               28,097,221
Jupiter Securitization
   09-08-05               3.51             10,000,000(d)             9,992,200
Old Line Funding
   09-01-05               3.56             28,500,000(d)            28,497,182
Total                                                               76,577,828

Total Short-Term Securities
(Cost: $77,585,284)                                                $77,577,640

Total Investments in Securities
(Cost: $2,085,102,846)(g)                                       $2,243,508,518

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2005, the value of foreign securities represented 2.7% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $48,480,607 or 2.2% of net assets.

(e) At Aug. 31, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 1.5% of net assets. See Note 6 to the financial statements. 2.0% of net assets is the Fund's cash equivalent position.

(g) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $2,092,065,153 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                    $216,794,917
       Unrealized depreciation                                     (65,351,552)
                                                                   -----------
       Net unrealized appreciation                                $151,443,365
                                                                  ------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
202   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - S&P 500 Index Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (98.8%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (2.2%)
Boeing                                         26,796               $1,795,867
General Dynamics                                6,496                  744,377
Goodrich                                        3,908                  179,065
Honeywell Intl                                 27,667                1,059,092
L-3 Communications Holdings                     3,845                  314,829
Lockheed Martin                                13,104                  815,593
Northrop Grumman                               11,650                  653,449
Raytheon                                       14,663                  575,083
Rockwell Collins                                5,782                  278,288
United Technologies                            33,202                1,660,099
Total                                                                8,075,742

Air Freight & Logistics (0.9%)
FedEx                                           9,794                  797,623
Ryder System                                    2,087                   73,233
United Parcel Service Cl B                     36,133                2,561,469
Total                                                                3,432,325

Airlines (0.1%)
Southwest Airlines                             23,924                  318,668

Auto Components (0.2%)
Cooper Tire & Rubber                            2,079                   35,135
Dana                                            4,869                   65,537
Delphi                                         18,203                  101,027
Goodyear Tire & Rubber                          5,705(b)                95,844
Johnson Controls                                6,226                  373,435
Visteon                                         4,169                   41,190
Total                                                                  712,168

Automobiles (0.5%)
Ford Motor                                     59,687                  595,079
General Motors                                 18,342                  627,114
Harley-Davidson                                 9,236                  454,965
Total                                                                1,677,158

Beverages (2.3%)
Anheuser-Busch Companies                       25,177                1,115,593
Brown-Forman Cl B                               2,924                  165,586
Coca-Cola                                      73,404                3,229,775
Coca-Cola Enterprises                          11,440                  255,684
Constellation Brands Cl A                       7,130(b)               196,218
Molson Coors Brewing Cl B                       2,545                  163,160
Pepsi Bottling Group                            6,354                  187,316
PepsiCo                                        54,308                2,978,794
Total                                                                8,292,126

Biotechnology (1.5%)
Amgen                                          40,140(b)             3,207,186
Applera-Applied
  Biosystems Group                              6,402(e)               137,643
Biogen Idec                                    11,174(b)               470,984
Chiron                                          4,806(b)               175,131
Genzyme                                         8,182(b)               582,313
Gilead Sciences                                14,650(b)               629,950
MedImmune                                       8,040(b)               240,637
Total                                                                5,443,844

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Building Products (0.2%)
American Standard
  Companies                                     5,797                 $264,343
Masco                                          14,069                  431,637
Total                                                                  695,980

Capital Markets (2.8%)
Bank of New York                               25,244                  771,709
Bear Stearns Companies                          3,687                  370,544
Charles Schwab                                 36,956                  500,015
E*TRADE Financial                              11,950(b)               191,200
Federated Investors Cl B                        3,080                   95,665
Franklin Resources                              6,425                  516,827
Goldman Sachs Group                            14,335                1,593,765
Janus Capital Group                             7,363                  104,039
Lehman Brothers Holdings                        8,974                  948,193
Mellon Financial                               13,730                  445,539
Merrill Lynch & Co                             30,657                1,752,354
Morgan Stanley                                 35,537                1,807,766
Northern Trust                                  6,597                  328,794
State Street                                   10,732                  518,678
T Rowe Price Group                              4,010                  252,630
Total                                                               10,197,718

Chemicals (1.5%)
Air Products & Chemicals                        7,435                  411,899
Dow Chemical                                   31,173                1,346,673
Eastman Chemical                                2,607                  125,058
Ecolab                                          7,124                  235,092
EI du Pont de Nemours & Co                     32,302                1,278,190
Engelhard                                       3,917                  111,439
Hercules                                        3,665(b)                46,729
Intl Flavors & Fragrances                       2,866                  103,463
Monsanto                                        8,696                  555,153
PPG Inds                                        5,563                  350,358
Praxair                                        10,488                  506,570
Rohm & Haas                                     6,259                  271,703
Sigma-Aldrich                                   2,238                  139,651
Total                                                                5,481,978

Commercial Banks (5.5%)
AmSouth Bancorporation                         11,448                  301,311
Bank of America                               130,434                5,612,575
BB&T                                           17,725                  719,103
Comerica                                        5,477                  331,304
Compass Bancshares                              4,020                  188,176
Fifth Third Bancorp                            16,926                  700,906
First Horizon Natl                              4,026                  157,336
Huntington Bancshares                           7,532                  180,693
KeyCorp                                        13,225                  438,012
M&T Bank                                        3,170                  337,985
Marshall & Ilsley                               6,910                  302,451
Natl City                                      19,275                  706,043
North Fork Bancorporation                      15,486                  425,696
PNC Financial Services Group                    9,194                  516,979
Regions Financial                              15,043                  492,207
SunTrust Banks                                 11,019                  774,415

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Commercial Banks (cont.)
Synovus Financial                              10,087                 $290,203
US Bancorp                                     59,439                1,736,808
Wachovia                                       51,130                2,537,071
Wells Fargo & Co                               54,723                3,262,585
Zions Bancorporation                            2,908                  203,153
Total                                                               20,215,012

Commercial Services & Supplies (0.9%)
Allied Waste Inds                               8,782(b)                70,080
Apollo Group Cl A                               5,303(b)               417,134
Avery Dennison                                  3,294                  176,031
Cendant                                        34,106                  693,717
Cintas                                          4,853                  200,186
Equifax                                         4,210                  139,098
H&R Block                                      10,722                  288,958
Monster Worldwide                               3,923(b)               122,555
Pitney Bowes                                    7,456                  322,472
Robert Half Intl                                5,177                  174,361
RR Donnelley & Sons                             6,918                  258,456
Waste Management                               18,420                  505,261
Total                                                                3,368,309

Communications Equipment (2.7%)
ADC Telecommunications                          3,761(b)                78,755
Andrew                                          5,269(b)                60,752
Avaya                                          15,469(b)               157,784
CIENA                                          18,615(b)                41,884
Cisco Systems                                 207,276(b)             3,652,204
Comverse Technology                             6,498(b)               167,518
Corning                                        47,004(b)               938,200
JDS Uniphase                                   46,973(b)                74,687
Lucent Technologies                           143,688(b)               442,559
Motorola                                       79,539                1,740,313
QUALCOMM                                       52,982                2,103,915
Scientific-Atlanta                              4,940                  189,004
Tellabs                                        14,543(b)               129,287
Total                                                                9,776,862

Computers & Peripherals (3.6%)
Apple Computer                                 26,724(b)             1,254,157
Dell                                           78,521(b)             2,795,348
EMC                                            77,926(b)             1,002,128
Gateway                                         9,637(b)                29,296
Hewlett-Packard                                93,613                2,598,697
Intl Business Machines                         52,328(d)             4,218,684
Lexmark Intl Cl A                               3,851(b)               242,536
NCR                                             6,054(b)               207,168
Network Appliance                              11,879(b)               282,007
QLogic                                          2,944(b)               101,745
Sun Microsystems                              110,471(b)               419,790
Total                                                               13,151,556

Construction & Engineering (--%)
Fluor                                           2,809                  173,905

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
203   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

Issuer                                         Shares                 Value(a)

Construction Materials (0.1%)
Vulcan Materials                                3,317                 $238,326

Consumer Finance (1.3%)
American Express                               37,984                2,098,236
Capital One Financial                           9,350                  768,944
MBNA                                           41,118                1,036,174
Providian Financial                             9,544(b)               177,518
SLM                                            13,607                  676,948
Total                                                                4,757,820

Containers & Packaging (0.2%)
Ball                                            3,568                  133,836
Bemis                                           3,478                   90,950
Pactiv                                          4,838(b)                93,906
Sealed Air                                      2,710(b)               137,533
Temple-Inland                                   3,670                  141,257
Total                                                                  597,482

Distributors (0.1%)
Genuine Parts                                   5,656                  259,158

Diversified Financial Services (3.4%)
CIT Group                                       6,825                  309,036
Citigroup                                     168,721                7,384,918
JPMorgan Chase & Co                           114,125                3,867,696
Moody's                                         8,960                  440,026
Principal Financial Group                       9,528                  436,382
Total                                                               12,438,058

Diversified Telecommunication Services (3.1%)
ALLTEL                                         12,339                  764,895
AT&T                                           25,984                  511,365
BellSouth                                      59,387                1,561,284
CenturyTel                                      4,255                  152,755
Citizens Communications                        11,048                  150,695
Qwest Communications Intl                      54,232(b)               211,505
SBC Communications                            107,132                2,579,738
Sprint Nextel                                  95,375                2,473,074
Verizon Communications                         89,753                2,935,820
Total                                                               11,341,131

Electric Utilities (2.3%)
Allegheny Energy                                5,267(b)               158,853
Ameren                                          6,590                  361,989
American Electric Power                        12,455                  463,077
CenterPoint Energy                              9,426                  133,943
Cinergy                                         6,437                  283,485
Consolidated Edison                             7,884                  369,838
DTE Energy                                      5,645                  258,372
Edison Intl                                    10,571                  476,012
Entergy                                         6,872                  514,782
Exelon                                         21,704                1,169,628
FirstEnergy                                    10,696                  545,817
FPL Group                                      12,714                  547,846
PG&E                                           12,001                  450,278
Pinnacle West Capital                           3,187                  143,192
PPL                                            12,316                  393,619
Progress Energy                                 8,061                  351,379
Southern                                       24,144                  830,554

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Electric Utilities (cont.)
TECO Energy                                     6,715                 $116,908
TXU                                             7,775                  754,331
Xcel Energy                                    13,047                  251,024
Total                                                                8,574,927

Electrical Equipment (0.4%)
American Power Conversion                       5,877                  153,801
Cooper Inds Cl A                                3,015                  200,317
Emerson Electric                               13,512                  909,087
Rockwell Automation                             5,664                  294,755
Total                                                                1,557,960

Electronic Equipment & Instruments (0.3%)
Agilent Technologies                           14,023(b)               450,980
Jabil Circuit                                   5,975(b)               175,904
Molex                                           5,453                  145,922
Sanmina-SCI                                    17,048(b)                86,433
Solectron                                      31,530(b)               129,273
Symbol Technologies                             7,967                   73,137
Tektronix                                       2,873                   72,601
Total                                                                1,134,250

Energy Equipment & Services (1.6%)
Baker Hughes                                   10,991                  645,721
BJ Services                                     5,254                  331,422
Halliburton                                    16,407                1,016,742
Nabors Inds                                     4,825(b,c)             323,275
Natl Oilwell Varco                              5,585(b)               358,613
Noble                                           4,402                  313,863
Rowan Companies                                 3,510                  130,572
Schlumberger                                   19,106                1,647,511
Transocean                                     10,579(b)               624,584
Weatherford Intl                                4,485(b)               303,679
Total                                                                5,695,982

Food & Staples Retailing (2.7%)
Albertson's                                    11,942                  240,392
Costco Wholesale                               15,489                  672,842
CVS                                            26,272                  771,609
Kroger                                         23,634(b)               466,535
Safeway                                        14,533                  344,868
SUPERVALU                                       4,409                  153,433
SYSCO                                          20,527                  685,191
Wal-Mart Stores                               108,513                4,878,745
Walgreen                                       33,164                1,536,489
Total                                                                9,750,104

Food Products (1.2%)
Archer-Daniels-Midland                         20,235                  455,490
Campbell Soup                                  10,534(d)               309,700
ConAgra Foods                                  16,802                  383,590
General Mills                                  11,994                  553,162
Hershey                                         7,050                  416,585
HJ Heinz                                       11,357                  407,943
Kellogg                                        11,341                  514,088
McCormick & Co                                  4,390                  148,865
Sara Lee                                       25,535                  485,165
Tyson Foods Cl A                               11,470                  203,937
WM Wrigley Jr                                   6,349                  451,096
Total                                                                4,329,621

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Gas Utilities (0.1%)
KeySpan                                         5,612                 $214,210
Nicor                                           1,428                   59,133
NiSource                                        8,813                  212,746
Peoples Energy                                  1,238                   51,464
Total                                                                  537,553

Health Care Equipment & Supplies (2.3%)
Bausch & Lomb                                   1,738                  131,723
Baxter Intl                                    20,134                  812,004
Becton, Dickinson & Co                          8,190                  431,040
Biomet                                          8,173(d)               301,502
Boston Scientific                              24,322(b)               653,775
CR Bard                                         3,412                  219,494
Fisher Scientific Intl                          3,895(b)               251,150
Guidant                                        10,539                  744,475
Hospira                                         5,127(b)               204,260
Medtronic                                      39,229                2,236,052
Millipore                                       1,620(b)               103,599
PerkinElmer                                     4,206                   87,064
St. Jude Medical                               11,754(b)               539,509
Stryker                                        12,158                  663,219
Thermo Electron                                 5,229(b)               145,889
Waters                                          3,806(b)               173,059
Zimmer Holdings                                 8,008(b)               658,017
Total                                                                8,355,831

Health Care Providers & Services (2.7%)
Aetna                                           9,424                  750,810
AmerisourceBergen                               3,414                  254,923
Cardinal Health                                13,893                  828,162
Caremark Rx                                    14,715(b)               687,632
CIGNA                                           4,250                  490,110
Express Scripts                                 4,820(b)               278,885
HCA                                            13,597                  670,332
Health Management
  Associates Cl A                               7,992                  194,365
Humana                                          5,251(b)               252,888
IMS Health                                      7,345                  199,784
Laboratory Corp of
  America Holdings                              4,368(b)               215,430
Manor Care                                      2,574                  101,596
McKesson                                        9,574                  446,819
Medco Health Solutions                          9,775(b)               481,614
Quest Diagnostics                               5,910                  295,382
Tenet Healthcare                               15,199(b)               185,124
UnitedHealth Group                             41,068                2,115,002
WellPoint                                      19,872(b)             1,475,496
Total                                                                9,924,354

Hotels, Restaurants & Leisure (1.5%)
Carnival Unit                                  17,087                  843,073
Darden Restaurants                              4,723                  148,349
Harrah's Entertainment                          5,892                  409,848
Hilton Hotels                                  12,382                  286,891
Intl Game Technology                           11,146                  308,967
Marriott Intl Cl A                              6,434                  406,693
McDonald's                                     41,110                1,334,019
Starbucks                                      12,641(b,d)             619,915
Starwood Hotels & Resorts
  Worldwide Unit                                7,005                  408,392

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
204   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

Issuer                                         Shares                 Value(a)

Hotels, Restaurants & Leisure (cont.)
Wendy's Intl                                    3,732                 $175,926
Yum! Brands                                     9,396                  445,182
Total                                                                5,387,255

Household Durables (0.7%)
Black & Decker                                  2,592                  221,098
Centex                                          4,152                  281,298
DR Horton                                       8,810                  325,265
Fortune Brands                                  4,719                  410,458
KB HOME                                         2,706                  200,677
Leggett & Platt                                 6,147                  148,819
Maytag                                          2,587                   48,894
Newell Rubbermaid                               8,930                  209,230
Pulte Homes                                     3,850                  331,870
Snap-On                                         1,871                   66,421
Stanley Works                                   2,441                  111,676
Whirlpool                                       2,169                  164,952
Total                                                                2,520,658

Household Products (1.8%)
Clorox                                          4,999                  287,792
Colgate-Palmolive                              16,970                  890,925
Kimberly-Clark                                 15,514                  966,832
Procter & Gamble                               80,254(d)             4,452,493
Total                                                                6,598,042

Industrial Conglomerates (4.2%)
3M                                             24,956                1,775,619
General Electric                              343,991(d)            11,561,538
Textron                                         4,373                  311,795
Tyco Intl                                      65,498(c)             1,822,809
Total                                                               15,471,761

Insurance (4.3%)
ACE                                             9,324(c)               414,079
AFLAC                                          16,269                  703,146
Allstate                                       21,676                1,218,407
Ambac Financial Group                           3,510                  240,716
American Intl Group                            84,165                4,982,567
Aon                                            10,306                  308,356
Chubb                                           6,336                  550,979
Cincinnati Financial                            5,410                  221,702
Hartford Financial
  Services Group                                9,623                  702,960
Jefferson-Pilot                                 4,408                  219,210
Lincoln Natl                                    5,630                  279,192
Loews                                           5,178                  454,059
Marsh & McLennan
  Companies                                    17,283                  484,788
MBIA                                            4,391                  254,546
MetLife                                        23,783                1,164,890
Progressive                                     6,443                  621,170
Prudential Financial                           16,932                1,089,913
Safeco                                          4,138                  215,755
St. Paul Travelers Companies                   21,853                  939,898
Torchmark                                       3,375                  177,998
UnumProvident                                   9,661                  186,651
XL Capital Cl A                                 4,540(c)               315,530
Total                                                               15,746,512

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Internet & Catalog Retail (0.4%)
eBay                                           39,398(b)            $1,595,225

Internet Software & Services (0.4%)
Yahoo!                                         42,560(b)             1,418,950

IT Services (1.0%)
Affiliated Computer
  Services Cl A                                 4,100(b)               212,995
Automatic Data Processing                      18,922                  808,916
Computer Sciences                               5,974(b)               266,142
Convergys                                       4,617(b)                65,654
Electronic Data Systems                        16,830                  376,992
First Data                                     25,256                1,049,386
Fiserv                                          6,201(b)               278,239
Paychex                                        11,539                  393,826
Sabre Holdings Cl A                             4,256                   81,630
Unisys                                         10,993(b)                73,103
Total                                                                3,606,883

Leisure Equipment & Products (0.2%)
Brunswick                                       3,147                  138,468
Eastman Kodak                                   9,313                  226,958
Hasbro                                          5,435                  112,505
Mattel                                         13,349                  240,682
Total                                                                  718,613

Machinery (1.4%)
Caterpillar                                    22,160                1,229,658
Cummins                                         1,413                  122,182
Danaher                                         8,926                  478,077
Deere & Co                                      7,996                  522,778
Dover                                           6,605                  268,824
Eaton                                           4,892                  312,697
Illinois Tool Works                             8,850                  745,878
Ingersoll-Rand Cl A                             5,469(c)               435,442
ITT Inds                                        2,991                  326,378
Navistar Intl                                   2,139(b)                68,362
PACCAR                                          5,635                  394,901
Pall                                            4,037                  115,458
Parker Hannifin                                 3,900                  251,316
Total                                                                5,271,951

Media (3.6%)
Clear Channel
  Communications                               16,537                  550,682
Comcast Cl A                                   71,528(b)             2,199,486
Dow Jones & Co                                  2,299                   93,914
Gannett                                         8,059                  586,050
Interpublic Group of
  Companies                                    13,713(b)               166,339
Knight-Ridder                                   2,258                  144,693
McGraw-Hill Companies                          12,152                  585,969
Meredith                                        1,457                   71,539
New York Times Cl A                             4,720                  150,710
News Corp Cl A                                 93,550                1,516,446
Omnicom Group                                   5,945                  478,216
Time Warner                                   151,973                2,723,355
Tribune                                         9,671                  363,339
Univision
  Communications Cl A                           9,432(b)               253,721

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Media (cont.)
Viacom Cl B                                    52,296               $1,777,541
Walt Disney                                    66,209                1,667,805
Total                                                               13,329,805

Metals & Mining (0.7%)
Alcoa                                          28,283                  757,702
Allegheny Technologies                          2,916                   80,540
Freeport-McMoRan
  Copper & Gold Cl B                            5,832                  245,935
Newmont Mining                                 14,459                  572,287
Nucor                                           5,198                  293,583
Phelps Dodge                                    3,140                  337,644
United States Steel                             3,703                  155,230
Total                                                                2,442,921

Multi-Utilities & Unregulated Power (0.9%)
AES                                            21,183(b)               333,420
Calpine                                        18,435(b)                56,595
CMS Energy                                      7,096(b)               114,246
Constellation Energy Group                      5,756                  338,165
Dominion Resources                             11,041                  844,416
Duke Energy                                    30,059                  871,410
Dynegy Cl A                                    10,772(b)                46,966
Public Service
  Enterprise Group                              7,738                  499,488
Sempra Energy                                   8,311                  372,499
Total                                                                3,477,205

Multiline Retail (1.1%)
Big Lots                                        3,692(b)                43,603
Dillard's Cl A                                  2,320                   52,223
Dollar General                                  9,786                  186,521
Family Dollar Stores                            5,412                  107,591
Federated Dept Stores                           8,554                  590,049
JC Penney                                       8,538                  415,203
Kohl's                                         10,582(b)               555,026
Nordstrom                                       7,968                  267,565
Sears Holdings                                  3,320(b)               451,055
Target                                         28,655                1,540,206
Total                                                                4,209,042

Office Electronics (0.1%)
Xerox                                          31,080(b,d)             416,783

Oil & Gas (8.1%)
Amerada Hess                                    2,784                  353,846
Anadarko Petroleum                              7,647                  694,883
Apache                                         10,644                  762,323
Ashland                                         2,179                  132,461
Burlington Resources                           12,502                  922,523
Chevron                                        73,524                4,514,374
ConocoPhillips                                 45,158                2,977,719
Devon Energy                                   15,366                  933,792
El Paso                                        20,903                  242,475
EOG Resources                                   7,758                  495,193
Exxon Mobil                                   206,468               12,367,433
Kerr-McGee                                      3,781                  332,841
Kinder Morgan                                   3,521                  336,150
Marathon Oil                                   11,800                  758,858
Murphy Oil                                      5,325                  291,011

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
205   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

Issuer                                         Shares                 Value(a)

Oil & Gas (cont.)
Occidental Petroleum                           12,921               $1,072,831
Sunoco                                          4,466                  324,678
Valero Energy                                   8,330                  887,145
Williams Companies                             18,515                  415,477
XTO Energy                                     11,706                  465,899
Total                                                               29,281,912

Paper & Forest Products (0.4%)
Georgia-Pacific                                 8,436                  270,711
Intl Paper                                     15,906                  490,700
Louisiana-Pacific                               3,600                   91,044
MeadWestvaco                                    6,043                  175,066
Weyerhaeuser                                    7,939                  516,194
Total                                                                1,543,715

Personal Products (0.6%)
Alberto-Culver                                  2,770                  118,972
Avon Products                                  15,306                  502,343
Gillette                                       32,356                1,743,017
Total                                                                2,364,332

Pharmaceuticals (6.6%)
Abbott Laboratories                            50,294                2,269,768
Allergan                                        4,230                  389,372
Bristol-Myers Squibb                           63,381                1,550,933
Eli Lilly & Co                                 36,748                2,021,875
Forest Laboratories                            11,040(b)               490,176
Johnson & Johnson                              96,445                6,113,649
King Pharmaceuticals                            7,845(b)               115,322
Merck & Co                                     71,459                2,017,288
Mylan Laboratories                              8,740                  160,729
Pfizer                                        241,158(d)             6,142,294
Schering-Plough                                47,845                1,024,361
Watson Pharmaceuticals                          3,382(b)               116,611
Wyeth                                          43,413                1,987,881
Total                                                               24,400,259

Real Estate Investment Trust (0.7%)
Apartment Investment &
  Management Cl A                               3,090                  123,291
Archstone-Smith Trust                           6,450                  259,935
Equity Office Properties Trust                 13,219                  440,193
Equity Residential                              9,299                  351,223
Plum Creek Timber                               5,969                  219,361
ProLogis                                        6,055                  263,453
Public Storage                                  3,350                  226,192
Simon Property Group                            7,129                  542,302
Vornado Realty Trust                            3,780                  325,156
Total                                                                2,751,106

Road & Rail (0.5%)
Burlington Northern
  Santa Fe                                     12,209                  647,321
CSX                                             7,026                  308,652
Norfolk Southern                               13,116                  467,061
Union Pacific                                   8,532                  582,480
Total                                                                2,005,514

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Semiconductors & Semiconductor Equipment (3.3%)
Advanced Micro Devices                         12,810(b)              $266,064
Altera                                         12,049(b)               263,512
Analog Devices                                 12,003                  437,509
Applied Materials                              53,316                  976,216
Applied Micro Circuits                          9,938(b)                27,330
Broadcom Cl A                                   9,494(b)               412,989
Freescale
  Semiconductor Cl B                           13,032(b)               313,811
Intel                                         200,217                5,149,580
KLA-Tencor                                      6,383                  324,001
Linear Technology                               9,928                  376,569
LSI Logic                                      12,579(b)               121,262
Maxim Integrated Products                      10,635                  453,583
Micron Technology                              19,939(b)               237,473
Natl Semiconductor                             11,318                  282,158
Novellus Systems                                4,480(b)               120,109
NVIDIA                                          5,481(b)               168,157
PMC-Sierra                                      5,854(b)                49,642
Teradyne                                        6,354(b)               106,747
Texas Instruments                              53,913                1,761,877
Xilinx                                         11,381                  319,692
Total                                                               12,168,281

Software (3.9%)
Adobe Systems                                  15,856                  428,746
Autodesk                                        7,412                  320,198
BMC Software                                    7,181(b)               143,620
Citrix Systems                                  5,485(b)               130,543
Computer Associates Intl                       17,262                  465,384
Compuware                                      12,544(b)               113,649
Electronic Arts                                 9,944(b)               569,592
Intuit                                          6,016(b)               275,773
Mercury Interactive                             2,807(b)               102,933
Microsoft                                     325,894(d)             8,929,496
Novell                                         12,354(b)                81,289
Oracle                                        143,290(b)             1,858,471
Parametric Technology                           8,813(b)                53,407
Siebel Systems                                 16,754                  138,221
Symantec                                       38,659(b)               811,066
Total                                                               14,422,388

Specialty Retail (2.3%)
AutoNation                                      7,240(b)               150,664
AutoZone                                        2,126(b)               200,907
Bed Bath & Beyond                               9,585(b)               388,672
Best Buy                                       14,523                  692,166
Circuit City Stores                             6,204                  104,786
Gap                                            24,580                  467,266
Home Depot                                     69,617                2,806,957
Limited Brands                                 12,333                  271,079
Lowe's Companies                               25,055                1,611,287
Office Depot                                   10,239(b)               307,170
OfficeMax                                       2,291                   67,699
RadioShack                                      4,398                  110,214
Sherwin-Williams                                4,057                  188,083
Staples                                        23,892                  524,668
Tiffany & Co                                    4,665                  174,564
TJX Companies                                  15,258                  319,045
Total                                                                8,385,227

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Textiles, Apparel & Luxury Goods (0.4%)
Coach                                          12,230(b)              $405,914
Jones Apparel Group                             3,912                  110,240
Liz Claiborne                                   3,522                  144,508
Nike Cl B                                       7,411                  584,801
Reebok Intl                                     1,823                  102,635
VF                                              3,238                  192,046
Total                                                                1,540,144

Thrifts & Mortgage Finance (1.6%)
Countrywide Financial                          19,056                  643,902
Fannie Mae                                     31,393                1,602,299
Freddie Mac                                    22,394                1,352,150
Golden West Financial                           9,166                  559,034
MGIC Investment                                 3,063                  191,223
Sovereign Bancorp                              11,826                  275,782
Washington Mutual                              28,453                1,183,076
Total                                                                5,807,466

Tobacco (1.4%)
Altria Group                                   67,171                4,748,990
Reynolds American                               3,775                  316,874
UST                                             5,365                  228,334
Total                                                                5,294,198

Trading Companies & Distributors (--%)
WW Grainger                                     2,706                  174,050

Total Common Stocks
(Cost: $329,259,856)                                              $362,856,106

Short-Term Securities (1.4%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agencies
Federal Home Loan Bank Disc Nt
   09-23-05               3.48%            $2,600,000               $2,594,236
Federal Natl Mtge Assn Disc Nt
  09-14-05                3.42              2,500,000                2,496,675

Total Short-Term Securities
(Cost: $5,091,398)                                                  $5,090,911

Total Investments in Securities
(Cost: $334,351,254)(f)                                           $367,947,017

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
206   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - S&P 500 Index Fund

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2005, the value of foreign securities represented 0.9% of net assets.

(d) Partially pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

       Type of security                                              Contracts
       Purchase contracts
       E-Mini S&P 500 Index, Sept. 2005                                     83

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $336,562,678 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                    $ 53,098,972
       Unrealized depreciation                                     (21,714,633)
                                                                   -----------
       Net unrealized appreciation                                $ 31,384,339
                                                                  ------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
207   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Select Value Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (79.1%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (3.2%)
Curtiss-Wright                                  1,000                  $64,560
GenCorp                                         5,000(b)                94,250
Honeywell Intl                                  8,000                  306,240
Kaman Cl A                                      3,000                   71,970
Sequa Cl A                                      3,000(b)               205,500
Total                                                                  742,520

Auto Components (0.7%)
Dana                                            6,000                   80,760
Modine Mfg                                      2,500                   87,900
Proliance Intl                                    589(b)                 3,340
Total                                                                  172,000

Automobiles (0.2%)
Coachmen Inds                                   4,000                   53,880

Beverages (2.9%)
Brown-Forman Cl A                               3,000                  177,720
Coca-Cola                                       6,000                  264,000
Diageo ADR                                      2,500(c)               144,275
PepsiAmericas                                   1,000                   25,220
Pernod-Ricard ADR                               1,517(c)                65,791
Total                                                                  677,006

Building Products (0.9%)
Griffon                                         7,000(b)               179,480
Water Pik Technologies                          1,500(b)                29,550
Total                                                                  209,030

Chemicals (2.2%)
Ferro                                          17,000                  322,660
Hercules                                        5,000(b)                63,750
Sensient Technologies                           7,000                  131,390
Total                                                                  517,800

Commercial Services & Supplies (1.4%)
Nashua                                         10,000(b)                68,500
Republic Services                               2,000                   72,460
Waste Management                                7,000                  192,010
Total                                                                  332,970

Computers & Peripherals (1.8%)
Storage Technology                             10,000(b)               369,500
UNOVA                                           2,000(b)                58,020
Total                                                                  427,520

Containers & Packaging (0.3%)
Greif Cl A                                      1,000                   58,850

Distributors (0.6%)
Genuine Parts                                   3,000                  137,460

Diversified Telecommunication Services (1.5%)
CenturyTel                                      1,000                   35,900
Cincinnati Bell                                10,000(b)                43,300
Citizens Communications                         5,000                   68,200

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Diversified Telecommunication Services (cont.)
Qwest Communications Intl                       7,500(b)               $29,250
Sprint                                          7,000                  181,510
Total                                                                  358,160

Electric Utilities (2.3%)
Allegheny Energy                                2,500(b)                75,400
DPL                                             8,000                  215,920
Duquesne Light Holdings                         1,500                   27,225
El Paso Electric                                1,000(b)                20,960
FPL Group                                       2,000                   86,180
Northeast Utilities                             1,000                   19,920
NSTAR                                           2,000                   59,120
Unisource Energy                                1,000                   33,280
Total                                                                  538,005

Electrical Equipment (3.4%)
Cooper Inds Cl A                                5,000                  332,200
GrafTech Intl                                   5,000(b)                29,700
Thomas & Betts                                 12,000(b)               426,480
Total                                                                  788,380

Electronic Equipment & Instruments (0.1%)
Paxar                                           1,000(b)                18,810

Energy Equipment & Services (0.2%)
RPC                                             2,000                   46,400

Food & Staples Retailing (1.0%)
Albertson's                                     7,000                  140,910
Safeway                                         4,000                   94,920
Total                                                                  235,830

Food Products (5.4%)
Archer-Daniels-Midland                          5,000                  112,550
Cadbury Schweppes ADR                           3,000(c)               119,640
Campbell Soup                                   1,000                   29,400
Corn Products Intl                              2,000                   45,040
Del Monte Foods                                 2,000(b)                21,620
Dreyer's Grand
  Ice Cream Holdings                            3,500                  286,195
General Mills                                   9,000                  415,080
Hershey                                           500                   29,545
HJ Heinz                                        2,000                   71,840
WM Wrigley Jr                                   2,000                  142,100
Total                                                                1,273,010

Health Care Equipment & Supplies (0.7%)
Conmed                                          2,000(b)                58,520
INAMED                                            400(b)                29,000
Sybron Dental Specialties                       2,000(b)                77,540
Total                                                                  165,060

Health Care Providers & Services (3.7%)
Beverly Enterprises                            10,000(b)               125,500
Chemed                                          1,600                   64,736
Henry Schein                                    2,000(b)                83,380

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Health Care Providers & Services (cont.)
IMS Health                                      5,000                 $136,000
Patterson Companies                             2,000(b)                80,120
Priority Healthcare Cl B                       10,000(b)               278,900
Renal Care Group                                2,000(b)                94,180
Total                                                                  862,816

Hotels, Restaurants & Leisure (3.4%)
Aztar                                          10,000(b)               334,000
Churchill Downs                                 4,000                  157,160
Gaylord Entertainment                           1,000(b)                42,600
Hilton Hotels                                   2,000                   46,340
Kerzner Intl                                      500(b,c)              28,525
MGM Mirage                                      3,500(b)               147,910
Pinnacle Entertainment                          2,000(b)                39,880
Total                                                                  796,415

Household Durables (3.7%)
Cavalier Homes                                 12,000(b)                71,040
Cavco Inds                                      4,000(b)               134,120
Champion Enterprises                           17,000(b)               226,610
Fleetwood Enterprises                          10,000(b)               101,100
Palm Harbor Homes                               5,000(b)                92,350
Skyline                                         6,000                  236,220
Southern Energy Homes                           2,000(b)                12,400
Total                                                                  873,840

Household Products (0.3%)
Church & Dwight                                   750                   28,620
Energizer Holdings                                600(b)                38,940
Total                                                                   67,560

Industrial Conglomerates (1.0%)
Tredegar                                        5,000                   62,100
Tyco Intl                                       6,000(c)               166,980
Total                                                                  229,080

Internet & Catalog Retail (0.8%)
Expedia                                         3,800(b)                84,588
IAC/InterActiveCorp                             3,800(b)                93,290
Total                                                                  177,878

Internet Software & Services (0.9%)
Yahoo!                                          6,400(b)               213,376

Machinery (5.0%)
CIRCOR Intl                                     2,000                   52,520
Clarcor                                         4,000                  113,200
CNH Global                                      6,000(c)               130,020
Crane                                           5,000                  148,050
Deere & Co                                      2,000                  130,760
ITT Inds                                        4,500                  491,040
Watts Water Technologies Cl A                   3,000                  101,580
Total                                                                1,167,170

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
208   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Select Value Fund

Issuer                                         Shares                 Value(a)

Media (18.1%)
Cablevision Systems Cl A                       18,000(b)              $561,600
Comcast Cl A                                    2,000(b)                61,500
DIRECTV Group                                   3,500(b)                55,685
Discovery Holding Cl A                          1,500(b)                22,710
Dow Jones & Co                                  1,000                   40,850
EchoStar Communications Cl A                    9,000                  269,370
EW Scripps Cl A                                 6,000                  300,000
Fisher Communications                           3,500(b)               168,945
Gemstar-TV Guide Intl                          32,000(b)                91,840
Gray Television                                 2,000                   24,600
Grupo Televisa ADR                              1,000(c)                62,800
Knight-Ridder                                   1,200                   76,896
Liberty Global Cl A                             4,000(b)               203,000
Liberty Media Cl A                             15,000(b)               124,650
LIN TV Cl A                                     5,000(b)                75,550
Media General Cl A                              1,800                  118,422
New York Times Cl A                               500                   15,965
News Corp Cl A                                 16,120                  261,305
Paxson Communications                           2,000(b)                 1,220
Reader's Digest Assn                            2,000                   32,520
Sinclair Broadcast Group Cl A                  16,000                  150,240
Time Warner                                    18,000                  322,560
Tribune                                         8,000                  300,560
Viacom Cl A                                    10,000                  340,800
Vivendi Universal ADR                          10,000(c)               315,500
Walt Disney                                    10,000                  251,900
Young Broadcasting Cl A                         7,000(b)                30,590
Total                                                                4,281,578

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Multi-Utilities & Unregulated Power (0.3%)
Aquila                                         12,000(b)               $48,240
Energy East                                     1,000                   26,220
Total                                                                   74,460

Multiline Retail (1.3%)
Neiman Marcus Group Cl A                        3,000                  296,700

Oil & Gas (2.9%)
Chevron                                         5,858                  359,695
ConocoPhillips                                  1,000                   65,940
El Paso                                         3,000                   34,800
Exxon Mobil                                     1,000                   59,900
Royal Dutch Shell Cl A ADR                      2,500(c)               162,400
Total                                                                  682,735

Pharmaceuticals (2.7%)
Bristol-Myers Squibb                            2,000                   48,940
Eli Lilly & Co                                  5,000                  275,100
Pfizer                                         12,000                  305,640
Total                                                                  629,680

Semiconductors & Semiconductor Equipment (0.7%)
Texas Instruments                               5,000                  163,400

Specialty Retail (1.1%)
AutoNation                                      2,000(b)                41,620
CSK Auto                                       10,000(b)               167,500
Rent-A-Center                                   2,000(b)                40,400
Total                                                                  249,520

Thrifts & Mortgage Finance (1.6%)
Commercial Federal                             10,800                  366,228

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Trading Companies & Distributors (0.3%)
GATX                                            2,000                  $81,060

Wireless Telecommunication Services (2.5%)
Telephone & Data Systems                        1,500                   61,275
Telephone & Data Systems
  Special Shares                                1,500                   57,750
US Cellular                                     8,700(b)               477,456
Total                                                                  596,481

Total Common Stocks
(Cost: $17,074,240)                                                $18,562,668

Short-Term Securities (21.3%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agencies (18.7%)
Federal Home Loan Mtge Corp Disc Nt
   09-20-05               3.45%            $2,500,000               $2,495,222
Federal Natl Mtge Assn Disc Nt
   09-14-05               3.42              1,900,000                1,897,473
Total                                                                4,392,695

Commercial Paper (2.6%)
General Electric Capital
   09-01-05               3.56                600,000                  599,941

Total Short-Term Securities
(Cost: $4,993,115)                                                  $4,992,636

Total Investments in Securities
(Cost: $22,067,355)(d)                                             $23,555,304

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2005, the value of foreign securities represented 5.1% of net assets.

(d) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $22,067,355 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                      $2,040,036
       Unrealized depreciation                                        (552,087)
                                                                      --------
       Net unrealized appreciation                                  $1,487,949
                                                                    ----------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
209   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Short Duration U.S. Government Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Bonds (98.8%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

U.S. Government Obligations & Agencies (47.5%)
Federal Farm Credit Bank
   07-17-06               2.13%            $3,200,000               $3,148,288
   10-02-06               2.38              3,000,000                2,949,354
   04-05-07               2.15              6,600,000                6,410,513
   06-19-07               6.75              2,565,000                2,684,319
   10-10-08               4.25              4,040,000                4,063,105
Federal Home Loan Bank
   03-13-06               2.50              3,750,000                3,722,843
   05-15-06               3.00              5,000,000                4,968,310
   05-15-06               5.38              3,500,000                3,534,038
   05-22-06               2.88             31,040,000               30,809,993
   09-15-06               3.50              6,035,000                6,004,312
   04-18-08               4.13              8,290,000                8,307,607
Federal Home Loan Mtge Corp
   01-30-07               3.00              2,500,000                2,460,578
   12-20-07               3.53                450,000                  444,990
   10-15-08               5.13              4,010,000                4,131,796
Federal Natl Mtge Assn
   02-15-06               5.50              3,650,000                3,677,583
   04-13-06               2.15              4,650,000                4,598,915
   03-02-07               3.00              3,855,000                3,799,288
   05-15-07               3.88              5,000,000                4,989,100
   11-17-08               3.88                150,000                  148,601
U.S. Treasury
   01-31-06               1.88             23,795,000               23,618,393
   11-30-06               2.88             11,155,000               11,028,636
   01-31-07               3.13              5,585,000                5,531,334
   02-15-07               2.25             18,585,000               18,175,554
   02-28-07               3.38             10,900,000               10,828,474
   05-15-07               3.13              2,350,000                2,322,921
   08-15-07               2.75              6,325,000(j)             6,196,773
   08-15-07               3.25             17,035,000(j)            16,849,353
   02-15-08               3.38             12,225,000               12,091,283
   10-15-08               3.13              4,960,000                4,856,148
   04-15-09               3.13              5,000,000                4,878,320
   08-15-14               4.25              3,700,000                3,762,293
   05-15-15               4.13              4,055,000                4,081,134
U.S. Treasury Inflation-Indexed Bond
   01-15-15               1.63              5,006,419(m)             5,000,454
Total                                                              230,074,603

Asset-Backed (4.8%)
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00              2,750,000(n)             2,719,492
Capital Auto Receivables Asset Trust
  Series 2005-1 Cl A4
   07-15-09               4.05              2,500,000                2,503,800
Chase Funding Mtge Loan
  Series 2004-2 Cl 2A1
   01-25-25               3.77                404,948(i)               404,948
Federal Natl Mtge Assn
   11-25-33               2.91                530,356                  528,533

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Asset-Backed (cont.)
Franklin Auto Trust
  Series 2004-2 Cl A4 (MBIA)
   08-15-12               3.93%            $5,000,000(n)            $4,950,699
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53              1,500,000                1,484,580
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94              2,500,000                2,463,085
Nissan Auto Receivables Owner Trust
  Series 2005-A Cl A3
   10-15-08               3.54              1,750,000                1,731,923
Residential Asset Securities
  Series 2002-KS1 Cl AI4 (AMBAC)
   11-25-29               5.86                550,142(n)               548,943
Small Business Administration Participation Ctfs
  Series 2001-10B Cl 1
   09-10-11               5.89                465,615                  488,491
  Series 2001-20H Cl 1
   08-01-21               6.34                352,366                  378,309
Student Loan Mtge Assn
  Series 2003-4 Cl 45A
   03-15-33               2.16              5,200,000(d)             5,157,568
Total                                                               23,360,371

Commercial Mortgage-Backed (2.2%)(f)
Citigroup Commercial Mtge Trust
  Series 2005-C3 Cl A1
   05-15-43               4.39              4,903,628                4,907,532
Federal Natl Mtge Assn #360800
   01-01-09               5.74                909,521                  944,516
Federal Natl Mtge Assn #381990
   10-01-09               7.11                472,594                  517,458
LB-UBS Commercial Mtge Trust
  Series 2004-C6 Cl A2
   08-15-29               4.19              1,500,000                1,488,270
Morgan Stanley Capital I
  Series 2004-IQ8 Cl A2
   06-15-40               3.96              2,769,212                2,744,591
Total                                                               10,602,367

Mortgage-Backed (43.4%)(f,k)
Bear Stearns Alternative Trust
  Series 2005-5 Cl 1A1
   07-25-35               3.86              2,234,936(i)             2,237,618
Countrywide Alternative Loan Trust
  Series 2005-6CB Cl 1A1
   04-25-35               7.50              1,167,821                1,224,070
Countrywide Home Loans
  Series 2005-R2 Cl 2A1
   06-25-35               7.00              2,852,108(d)             3,024,126

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed (cont.)
Federal Home Loan Mtge Corp
   01-15-18               5.00%            $1,603,064               $1,620,913
  Collateralized Mtge Obligation
   06-15-16               7.00              1,711,887                1,801,911
   08-15-22               3.50                397,164                  396,262
   12-15-28               5.50              1,180,000                1,211,759
  Interest Only
   02-15-14               7.40              1,274,922(e)                79,122
   07-15-17               0.92              1,599,380(e)               164,739
   08-01-20               8.00              2,079,438(e)               358,682
   10-15-22              14.56                827,901(e)                47,334
   03-15-25               0.00              2,228,607(e)               145,561
  Interest Only/Inverse Floater
   11-15-19               0.00              2,510,606(e,l)             214,733
  Principal Only
   08-01-20               4.60              2,079,438(g)             1,708,425
Federal Home Loan Mtge Corp #782436
   10-01-34               4.99              1,523,720(h)             1,538,516
Federal Home Loan Mtge Corp #A18107
   01-01-34               5.50              2,466,518                2,494,570
Federal Home Loan Mtge Corp #B10776
   11-01-13               5.00                143,608                  145,296
Federal Home Loan Mtge Corp #B16408
   09-01-19               5.50              1,862,513                1,903,754
Federal Home Loan Mtge Corp #C73304
   11-01-32               7.00                385,839                  403,721
Federal Home Loan Mtge Corp #D95319
   03-01-22               6.00                189,803                  195,579
Federal Home Loan Mtge Corp #E00489
   06-01-12               7.00                 12,553                   13,128
Federal Home Loan Mtge Corp #E00678
   06-01-14               6.50                112,681                  116,718
Federal Home Loan Mtge Corp #E81240
   06-01-15               7.50              1,643,568                1,758,020
Federal Home Loan Mtge Corp #E92454
   11-01-17               5.00              1,047,890                1,056,938
Federal Home Loan Mtge Corp #E93465
   11-01-17               5.50              1,245,419                1,273,082
Federal Home Loan Mtge Corp #E95188
   03-01-18               6.00                695,274                  719,791
Federal Home Loan Mtge Corp #E96579
   06-01-13               4.50                876,051                  868,190
Federal Home Loan Mtge Corp #G01790
   09-01-34               6.50              4,097,518                4,233,566
Federal Home Loan Mtge Corp #G10669
   03-01-12               7.50                720,887                  766,437
Federal Home Loan Mtge Corp #G11243
   04-01-17               6.50              1,840,089                1,911,231

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
210   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed (cont.)
Federal Natl Mtge Assn
   10-01-35               6.00%           $11,400,000(b)           $11,649,376
  Collateralized Mtge Obligation
   07-25-23               5.50              3,275,618                3,310,536
   12-25-26               8.00                579,390                  615,575
   06-25-33               5.72                178,038(h)               179,781
   04-25-34               5.50              2,397,201                2,440,212
   05-25-34               3.50                 34,543                   34,398
  Interest Only
   12-25-12              13.29              1,065,315(e)                44,334
   11-25-13              10.08              1,700,000(e)               128,890
   12-25-22               8.27                599,979(e)                77,423
   03-25-23               7.94                907,866(e)               138,159
   12-25-31               1.19                777,049(e)               127,171
Federal Natl Mtge Assn #252211
   01-01-29               6.00                148,850                  152,817
Federal Natl Mtge Assn #252409
   03-01-29               6.50              1,947,741                2,035,111
Federal Natl Mtge Assn #254369
   06-01-12               6.00              1,613,019                1,673,583
Federal Natl Mtge Assn #254384
   06-01-17               7.00                511,323                  535,566
Federal Natl Mtge Assn #254723
   05-01-23               5.50              4,648,314                4,730,643
Federal Natl Mtge Assn #254748
   04-01-13               5.50              1,435,441                1,467,289
Federal Natl Mtge Assn #254757
   05-01-13               5.00              1,400,926                1,414,736
Federal Natl Mtge Assn #254774
   05-01-13               5.50              1,159,658                1,187,049
Federal Natl Mtge Assn #254864
   08-01-13               4.50              1,769,832                1,765,134
Federal Natl Mtge Assn #255488
   10-01-14               5.50              1,791,964                1,835,097
Federal Natl Mtge Assn #255501
   09-01-14               6.00              1,689,585                1,753,576
Federal Natl Mtge Assn #313470
   08-01-10               7.50                548,076                  573,402
Federal Natl Mtge Assn #323133
   04-01-13               5.50                 61,501                   62,853
Federal Natl Mtge Assn #323788
   06-01-14               6.50                 88,917                   92,235
Federal Natl Mtge Assn #323980
   04-01-14               6.00                317,670                  328,057
Federal Natl Mtge Assn #357485
   02-01-34               5.50              5,691,587                5,755,391
Federal Natl Mtge Assn #507182
   07-01-14               6.00                129,537                  133,794
Federal Natl Mtge Assn #512232
   05-01-29               7.00                 48,248                   50,784
Federal Natl Mtge Assn #533431
   01-01-15               6.50                 61,139                   63,416
Federal Natl Mtge Assn #535168
   12-01-14               5.50                211,304                  215,994
Federal Natl Mtge Assn #545818
   07-01-17               6.00              1,795,190                1,860,401
Federal Natl Mtge Assn #545864
   08-01-17               5.50              2,315,525                2,371,146

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed (cont.)
Federal Natl Mtge Assn #545910
   08-01-17               6.00%            $2,096,081               $2,170,380
Federal Natl Mtge Assn #555063
   11-01-17               5.50              2,785,877                2,853,072
Federal Natl Mtge Assn #555343
   08-01-17               6.00                829,706                  857,009
Federal Natl Mtge Assn #555367
   03-01-33               6.00              3,897,707                3,993,399
Federal Natl Mtge Assn #555375
   04-01-33               6.00                190,437                  196,361
Federal Natl Mtge Assn #555387
   04-01-33               4.63              2,730,432(h)             2,772,699
Federal Natl Mtge Assn #555740
   08-01-18               4.50                230,032                  228,370
Federal Natl Mtge Assn #602630
   10-01-31               7.00                257,123                  269,776
Federal Natl Mtge Assn #626720
   01-01-17               6.00                615,656                  635,866
Federal Natl Mtge Assn #630992
   09-01-31               7.00              1,109,883                1,177,138
Federal Natl Mtge Assn #630993
   09-01-31               7.50                959,091                1,018,963
Federal Natl Mtge Assn #633672
   06-01-17               6.00                443,775                  459,482
Federal Natl Mtge Assn #636720
   05-01-17               5.50                159,644                  163,196
Federal Natl Mtge Assn #638210
   05-01-32               6.50                184,434                  192,509
Federal Natl Mtge Assn #648040
   06-01-32               6.50                903,872                  936,089
Federal Natl Mtge Assn #648349
   06-01-17               6.00              1,566,452                1,623,323
Federal Natl Mtge Assn #648679
   07-01-32               6.00              3,407,157                3,490,805
Federal Natl Mtge Assn #650501
   06-01-17               6.50              3,220,823                3,338,878
Federal Natl Mtge Assn #654413
   09-01-32               7.00                195,621                  205,179
Federal Natl Mtge Assn #656562
   02-01-33               7.00                398,149                  419,802
Federal Natl Mtge Assn #665752
   09-01-32               6.50                744,232                  770,759
Federal Natl Mtge Assn #668412
   02-01-18               5.50                796,036                  814,737
Federal Natl Mtge Assn #670387
   08-01-32               7.00                 25,415                   26,665
Federal Natl Mtge Assn #671054
   01-01-33               7.00                 34,017                   35,679
Federal Natl Mtge Assn #671174
   02-01-33               4.63                761,062(h)               758,478
Federal Natl Mtge Assn #675692
   02-01-18               6.00                555,515                  573,795
Federal Natl Mtge Assn #678940
   02-01-18               5.50              1,183,062                1,211,032
Federal Natl Mtge Assn #679183
   02-01-18               5.50              1,226,809                1,256,378
Federal Natl Mtge Assn #684588
   03-01-33               6.50                342,839                  356,601

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed (cont.)
Federal Natl Mtge Assn #688181
   03-01-33               6.00%            $2,031,023               $2,080,886
Federal Natl Mtge Assn #695838
   04-01-18               5.50                336,351                  344,461
Federal Natl Mtge Assn #696154
   04-01-33               4.57              2,030,173(h)             2,019,170
Federal Natl Mtge Assn #696711
   05-01-18               5.50              1,308,138                1,342,791
Federal Natl Mtge Assn #696714
   05-01-18               5.50                755,326                  775,330
Federal Natl Mtge Assn #701937
   04-01-33               6.00                201,447                  206,389
Federal Natl Mtge Assn #704610
   06-01-33               5.50              4,465,939                4,516,002
Federal Natl Mtge Assn #705655
   05-01-33               5.00              1,881,766                1,874,295
Federal Natl Mtge Assn #720378
   06-01-18               4.50              1,845,791                1,833,056
Federal Natl Mtge Assn #722325
   07-01-33               4.97                795,009(h)               793,389
Federal Natl Mtge Assn #723448
   07-01-13               5.00              1,077,178                1,094,238
Federal Natl Mtge Assn #725232
   03-01-34               5.00              4,361,895                4,344,578
Federal Natl Mtge Assn #725431
   08-01-15               5.50              3,143,139                3,212,284
Federal Natl Mtge Assn #725558
   06-01-34               4.58              1,978,891(h)             1,969,584
Federal Natl Mtge Assn #725737
   08-01-34               4.53              1,054,651(h)             1,055,305
Federal Natl Mtge Assn #740843
   11-01-18               5.00                163,971                  165,250
Federal Natl Mtge Assn #744010
   07-01-13               5.00              2,155,234                2,185,618
Federal Natl Mtge Assn #747536
   11-01-33               5.00              2,471,057                2,461,247
Federal Natl Mtge Assn #754297
   12-01-33               4.74                112,276(h)               112,040
Federal Natl Mtge Assn #755891
   03-01-13               5.00                551,285                  559,485
Federal Natl Mtge Assn #790382
   09-01-34               4.85              1,538,710(h)             1,548,257
Federal Natl Mtge Assn #790759
   09-01-34               4.84              2,354,861(h)             2,363,626
Federal Natl Mtge Assn #791447
   10-01-34               6.00                961,578                  984,418
Federal Natl Mtge Assn #797044
   07-01-34               5.50              3,759,564                3,799,552
Federal Natl Mtge Assn #797168
   02-01-35               4.65              2,135,348(h)             2,145,626
Federal Natl Mtge Assn #799769
   11-01-34               5.07              1,540,708(h)             1,556,115
Federal Natl Mtge Assn #801344
   10-01-34               5.07              1,628,183(h)             1,651,238
Federal Natl Mtge Assn #815264
   05-01-35               5.25              2,321,178(h)             2,348,501
Federal Natl Mtge Assn #815463
   02-01-35               5.50              1,204,787                1,217,601

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
211   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed (cont.)
First Horizon Alternative Mtge Securities
  Series 2004-AA4 Cl A1
   10-25-34               5.42%              $966,517(i)              $985,876
  Series 2005-AA3 Cl 3A1
   05-25-35               5.42              2,211,357(i)             2,235,350
GMAC Mtge Corporation Loan Trust
  Series 2004-AR2 Cl 3A
   08-19-34               4.42              1,649,997(h)             1,643,871
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
   10-16-13               4.54                162,925                  163,355
   10-16-27               5.00                125,000                  127,106
   04-16-31               6.00              2,182,618                2,196,622
   03-20-34               4.50              1,663,089                1,665,994
Govt Natl Mtge Assn #485336
   03-15-31               8.00                 56,671                   60,840
Govt Natl Mtge Assn #498182
   05-15-16               6.00              1,118,283                1,160,204
Govt Natl Mtge Assn #605970
   03-15-33               6.00                457,778                  472,448
Govt Natl Mtge Assn #615738
   03-15-18               7.00              1,272,818                1,338,812
Govt Natl Mtge Assn #615740
   08-15-13               6.00              2,793,846                2,898,544
Govt Natl Mtge Assn #780758
   04-15-13               7.00                276,590                  290,647
Govt Natl Mtge Assn #781507
   09-15-14               6.00              1,346,553                1,396,965
GSR Mtge Loan Trust
  Series 2005-AR2 Cl 2A1
   04-25-35               4.89              1,899,934(h)             1,897,749
Harborview Mtge Loan Trust
  Series 2004-4 Cl 3A
   06-19-34               2.98              2,004,661(h)             1,964,180

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-Backed (cont.)
Morgan Stanley Mtge Loan Trust
  Series 2004-10AR Cl 2A1
   11-25-34               5.14%              $815,937(h)              $827,899
  Series 2004-2AR Cl 3A
   02-25-34               5.03              1,555,762(h)             1,555,653
Structured Adj Rate Mtge Loan Trust
  Series 2005-15 Cl 4A1
   07-25-35               5.54              3,545,209(h)             3,539,670
Structured Asset Securities
  Series 2004-12H Cl 2A
   04-25-34               5.55              1,285,401(h)             1,292,472
Vendee Mtge Trust
  Series 2003-1 Cl D
   12-15-25               5.75              5,000,000                5,041,901
  Series 2003-2 Cl C
   07-15-20               5.00              2,400,000                2,404,812
  Series 2003-2 Cl D
   11-15-23               5.00                100,000                  100,946
Washington Mutual
  Series 2002-AR15 Cl A5
   12-25-32               4.38                840,033(h)               833,932
  Series 2005-AR3 Cl A2
   03-25-35               4.65              2,351,799(h)             2,389,381
Wells Fargo Mtge Backed Securities Trust
  Series 2005
   10-25-35               5.00              2,300,000(b)             2,311,859
  Series 2005-5 Cl 2A1
   05-25-35               5.50              1,941,619                1,968,874
  Series 2005-AR2
   03-25-35               4.56              1,155,578(h)             1,147,131
Total                                                              209,717,566

Supranational (1.0%)
Intl Bank for Reconstruction & Development
  11-04-05                5.00              5,000,000(c)             5,008,135

Total Bonds
(Cost: $481,140,692)                                              $478,763,042

Short-Term Securities (3.6%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agency (1.2%)
Federal Natl Mtge Assn Disc Nt
  09-14-05                3.42%            $5,700,000               $5,692,419

Commercial Paper (2.4%)
General Electric Capital
  09-01-05                3.56             11,900,000               11,898,823

Total Short-Term Securities
(Cost: $17,592,962)                                                $17,591,242

Total Investments in Securities
(Cost: $498,733,654)(o)                                           $496,354,284

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At Aug. 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $13,921,642.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Aug. 31, 2005, the value of foreign securities represented 1.0% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $8,181,694 or 1.7% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Aug. 31, 2005.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

--------------------------------------------------------------------------------
212   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Short Duration U.S. Government Fund

(g) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows at Aug. 31, 2005.

(h) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2005.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 2005.

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 7 to the financial statements):

       Type of security                                        Notional amount

       Purchase contracts
       U.S. Treasury Note, Dec. 2005, 2-year                       $18,800,000

       Sale contracts
       U.S. Treasury Note, Sept. 2005, 5-year                        2,300,000
       U.S. Treasury Note, Dec. 2005, 5-year                         7,500,000

(k) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments at Aug. 31, 2005:

       Security              Principal  Settlement      Proceeds        Value
                                amount     date       receivable
       Federal Natl Mtge Assn
         09-01-35 5.00%    $ 1,300,000   09-14-05     $1,271,969  $ 1,291,062
         09-01-35 5.50      10,000,000   09-14-05      9,982,500   10,100,000
         09-01-35 6.50       2,900,000   09-14-05      2,993,004    2,996,063

(l) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on Aug. 31, 2005.

(m) U.S. Treasury inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(n) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

       AMBAC     --   Ambac Assurance Corporation

       MBIA      --   MBIA Insurance Corporation

(o) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $499,150,773 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                     $ 1,103,464
       Unrealized depreciation                                      (3,899,953)
                                                                    ----------
       Net unrealized depreciation                                 $(2,796,489)
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
213   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Small Cap Advantage Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (97.7%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (2.0%)
AAR                                            22,000(b)              $387,200
Armor Holdings                                 22,000(b)               933,020
B/E Aerospace                                   5,400(b)                85,644
DRS Technologies                               13,300                  684,285
GenCorp                                         8,550(b)               161,168
Innovative Solutions &
  Support                                      11,500(b)               193,890
Kaman Cl A                                     12,500                  299,875
Moog Cl A                                      24,706(b)               778,486
Teledyne Technologies                          29,800(b)             1,151,174
Total                                                                4,674,742

Air Freight & Logistics (0.2%)
Forward Air                                    13,300                  469,224
Hub Group Cl A                                  1,700(b)                54,825
Total                                                                  524,049

Airlines (0.3%)
Continental Airlines Cl B                       7,000(b)                93,590
ExpressJet Holdings                            11,844(b)               112,636
SkyWest                                        22,900                  542,959
Total                                                                  749,185

Auto Components (0.7%)
American Axle &
  Mfg Holdings                                 22,300                  578,907
ArvinMeritor                                   30,366                  563,289
Bandag                                          2,513                  108,813
Cooper Tire & Rubber                            7,035                  118,892
Modine Mfg                                      5,000                  175,800
Superior Inds Intl                              6,303                  140,242
Total                                                                1,685,943

Beverages (0.2%)
Hansen Natural                                 10,800(b)               536,220

Biotechnology (3.5%)
Albany Molecular Research                      22,800(b)               380,304
Alkermes                                        6,000(b)               112,680
Applera - Celera
  Genomics Group                               37,700(b,d)             442,598
Cepheid                                        38,000(b)               285,000
CV Therapeutics                                29,000(b)               787,930
deCODE genetics                                61,700(b,c)             599,107
Encysive Pharmaceuticals                       43,300(b)               536,054
Exelixis                                       36,000(b)               269,640
Human Genome Sciences                          29,300(b)               378,263
ICOS                                            8,000(b)               209,040
Incyte                                         65,100(b)               479,136
Lexicon Genetics                               57,600(b)               256,320
Martek Biosciences                              2,000(b)               102,000
Medarex                                        49,300(b)               495,465
Myriad Genetics                                10,400(b)               205,608
Nabi Biopharmaceuticals                        28,300(b)               381,201
Orchid Cellmark                                18,000(b)               162,000
Pharmion                                        8,000(b)               198,800

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Biotechnology (cont.)
Regeneron Pharmaceuticals                      22,000(b)              $164,340
Savient Pharmaceuticals                        25,400(b)               102,616
Serologicals                                   20,910(b)               497,449
Tanox                                          24,400(b)               321,836
United Therapeutics                            10,300(b)               723,163
Vertex Pharmaceuticals                         11,000(b)               202,400
Total                                                                8,292,950

Building Products (0.9%)
Ameron Intl                                     3,607                  153,153
Lennox Intl                                    30,200                  736,578
USG                                             6,897(b)               433,476
Water Pik Technologies                         22,000(b)               433,400
YORK Intl                                       7,694                  441,482
Total                                                                2,198,089

Capital Markets (0.7%)
Investment Technology Group                    31,471(b)               863,879
Jefferies Group                                12,400                  489,552
Knight Capital Group Cl A                      16,973(b)               142,913
MCG Capital                                     3,096                   56,409
Waddell & Reed Financial Cl A                   4,100                   79,458
Total                                                                1,632,211

Chemicals (1.2%)
Albemarle                                      11,800                  428,458
Cambrex                                         4,693                   89,261
Chemtura                                       15,226                  261,278
FMC                                             7,828(b)               445,883
HB Fuller                                      17,940                  588,612
Hercules                                       39,900(b)               508,725
Kronos Worldwide                                    9                      274
Octel                                           6,021(c)               103,441
Sensient Technologies                          11,847                  222,368
WR Grace & Co                                  14,175(b)               149,546
Total                                                                2,797,846

Commercial Banks (5.2%)
Amcore Financial                                5,448                  168,234
AmericanWest Bancorp                            3,191(b)                72,914
BancorpSouth                                   49,852                1,121,171
Bank of Hawaii                                 17,000                  862,750
Bank of the Ozarks                             17,000                  566,950
BOK Financial                                  14,000                  657,860
Camden Natl                                     1,625                   61,766
Cathay General Bancorp                         13,500                  454,545
Chemical Financial                              5,314                  173,343
Chittenden                                      6,519                  175,752
Citizens Banking                                4,275                  129,490
City Holding                                   12,600                  462,672
Colonial BancGroup                             35,200                  818,752
Community Trust Bancorp                         3,430                  110,240
East-West Bancorp                              16,400                  556,616
First BanCorp Puerto Rico                       2,400(c)                44,304
First Citizens BancShares Cl A                    671                  110,715

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Commercial Banks (cont.)
First Community Bancshares                      1,545                  $45,361
First Financial Bancorp                         3,862                   69,516
First Midwest Bancorp                          18,031                  684,096
First Republic Bank                            22,600                  813,600
Greater Bay Bancorp                            21,300                  536,760
Hanmi Financial                                36,800                  675,280
Hudson United Bancorp                           2,600                  109,850
Irwin Financial                                 3,304                   69,384
Old Natl Bancorp                                3,012                   67,499
Oriental Financial Group                        5,917(c)                80,294
Prosperity Bancshares                          17,000                  496,740
Republic Bancorp                                4,789                   70,303
S&T Bancorp                                     3,092                  117,898
Southwest Bancorp                               3,216                   74,322
Sterling Bancshares                            20,000                  299,800
Susquehanna Bancshares                          2,815                   70,938
Tompkins Trustco                                1,449                   61,322
Trustmark                                       9,446                  260,332
UMB Financial                                   1,970                  129,725
Wintrust Financial                             15,900                  819,486
Total                                                               12,100,580

Commercial Services & Supplies (3.6%)
Administaff                                     1,800                   64,746
Banta                                           3,362                  164,570
Brady Cl A                                     21,000                  655,410
Bright Horizons
  Family Solutions                              9,000(b)               353,880
FTI Consulting                                 26,523(b)               660,423
G&K Services Cl A                              11,700                  502,749
GEO Group                                       2,353(b)                65,649
IKON Office Solutions                           7,800                   78,702
Jackson Hewitt Tax Service                     24,000                  614,160
John H Harland                                 19,000                  797,050
Korn/Ferry Intl                                34,050(b)               674,871
Labor Ready                                    20,700(b)               470,304
NCO Group                                       4,000(b)                83,920
PHH                                            13,100(b)               396,144
Portfolio Recovery Associates                  11,100(b)               443,667
Pre-Paid Legal Services                         1,780                   72,072
Resources Connection                           22,000(b)               638,000
Sotheby's Holdings Cl A                        27,000(b)               469,530
SOURCECORP                                      3,620(b)                74,174
United Stationers                               5,412(b)               253,823
Viad                                            2,200                   63,954
Waste Connections                              24,000(b)               848,159
Total                                                                8,445,957

Communications Equipment (2.7%)
ADTRAN                                         16,000                  413,120
ARRIS Group                                    78,900(b)               827,661
Black Box                                       6,574                  282,485
CommScope                                      34,200(b)               639,540
Comtech Telecommunications                      1,900(b)                66,690
Digi Intl                                      45,600(b)               483,816

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
214   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

Issuer                                         Shares                 Value(a)

Communications Equipment (cont.)
Ditech Communications                          39,900(b)              $293,664
Endwave                                         1,700(b)                52,734
F5 Networks                                    14,661(b)               605,353
Ixia                                           13,113(b)               235,509
NETGEAR                                        38,800(b)               860,196
Plantronics                                    14,390                  469,114
Sycamore Networks                              62,700(b)               234,498
Tekelec                                        27,000(b)               532,170
UTStarcom                                      29,800(b)               229,460
Westell Technologies Cl A                      31,000(b)               115,630
Total                                                                6,341,640

Computers & Peripherals (1.3%)
Emulex                                         30,900(b)               665,895
Imation                                        10,497                  442,029
Iomega                                         40,800(b)               130,152
Komag                                          21,900(b)               730,584
Maxtor                                        134,000(b)               651,240
Palm                                           15,900(b)               543,462
Total                                                                3,163,362

Construction & Engineering (1.4%)
Comfort Systems USA                            54,800(b)               451,004
EMCOR Group                                     1,448(b)                79,843
Granite Construction                            1,953                   72,808
Perini                                         37,200(b)               721,308
Quanta Services                                35,000(b)               420,000
Shaw Group                                     16,113(b)               339,984
URS                                            18,700(b)               704,616
Washington Group Intl                          11,500(b)               607,660
Total                                                                3,397,223

Construction Materials (1.0%)
Eagle Materials                                 8,600                  968,704
Headwaters                                     16,300(b)               627,550
Texas Inds                                     12,000                  717,720
Total                                                                2,313,974

Consumer Finance (1.4%)
AmeriCredit                                    19,200(b)               478,848
CompuCredit                                    19,969(b)               835,902
Metris Companies                               16,329(b)               238,730
MoneyGram Intl                                 42,600                  884,376
WFS Financial                                   6,000(b)               401,520
World Acceptance                               21,220(b)               543,020
Total                                                                3,382,396

Containers & Packaging (0.5%)
Crown Holdings                                 21,088(b)               356,176
Greif Cl A                                      1,200                   70,620
Rock-Tenn Cl A                                  4,786                   72,939
Silgan Holdings                                12,200                  734,684
Total                                                                1,234,419

Distributors (0.3%)
Building Material Holding                       7,127                  666,232
Handleman                                       6,417                   89,774
Total                                                                  756,006

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Diversified Financial Services (0.9%)
iShares Russell 2000
  Small Cap Index Fund                         29,000(e)            $1,925,310
NASDAQ Stock Market                             9,400(b)               220,900
Total                                                                2,146,210

Diversified Telecommunication Services (0.8%)
Commonwealth Telephone
  Enterprises                                  18,500                  744,440
General Communication Cl A                     40,770(b)               439,501
Premiere Global Services                       78,000(b)               711,360
Talk America Holdings                          10,700(b)                98,119
Total                                                                1,993,420

Electric Utilities (1.2%)
Allete                                          3,000                  135,750
Black Hills                                     1,557                   64,849
CH Energy Group                                   972                   46,753
Cleco                                           5,934                  136,482
Duquesne Light Holdings                        34,046                  617,935
El Paso Electric                               34,519(b)               723,518
Idacorp                                        28,276                  868,073
Otter Tail                                      2,725                   81,750
PNM Resources                                   2,860                   84,599
Sierra Pacific Resources                        5,000(b)                72,900
Total                                                                2,832,609

Electrical Equipment (0.8%)
Artesyn Technologies                           57,100(b)               524,178
Energy Conversion Devices                       6,000(b)               208,260
General Cable                                  11,609(b)               182,145
Genlyte Group                                  14,000(b)               688,940
Global Power
  Equipment Group                              37,900(b)               295,620
Total                                                                1,899,143

Electronic Equipment & Instruments (2.1%)
Aeroflex                                       51,474(b)               478,193
Agilysys                                       10,900                  195,655
Anixter Intl                                    9,700(b)               370,346
Benchmark Electronics                          18,275(b)               531,985
Checkpoint Systems                             14,000(b)               305,900
Itron                                           2,600(b)               120,302
Lexar Media                                    42,500(b)               266,050
Methode Electronics                            12,000                  147,840
Metrologic Instruments                         17,600(b)               294,800
MTS Systems                                    10,800                  445,176
Paxar                                           9,893(b)               186,087
RadiSys                                        42,500(b)               793,476
SYNNEX                                          9,997(b)               165,850
Technitrol                                     19,800                  290,466
Trimble Navigation                              8,000(b)               292,160
Total                                                                4,884,286

Energy Equipment & Services (3.4%)
Atwood Oceanics                                 8,000(b)               601,840
Cal Dive Intl                                  18,800(b)             1,174,248
Grey Wolf                                     118,200(b)               925,506
GulfMark Offshore                               2,581(b)                76,888
Helmerich & Payne                               3,000                  178,260
Hydril                                         12,500(b)               856,250

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Energy Equipment & Services (cont.)
Lufkin Inds                                     1,700                  $78,438
Maverick Tube                                  24,500(b)               780,325
NS Group                                       12,835(b)               534,193
Oil States Intl                                37,400(b)             1,296,284
Parker Drilling                                 6,700(b)                54,069
Pioneer Drilling                                5,900(b)                92,040
Superior Energy Services                        9,536(b)               209,029
TODCO Cl A                                     17,000                  590,240
Unit                                           12,900(b)               671,574
Total                                                                8,119,184

Food & Staples Retailing (0.9%)
7-Eleven                                       20,300(b)               575,302
Central European Distribution                   1,400(b)                58,450
Great Atlantic & Pacific Tea                    4,700(b)               119,286
Longs Drug Stores                               3,000                  127,200
Nash Finch                                     20,125                  845,249
Ruddick                                         6,410                  149,802
Spartan Stores                                  7,200(b)                73,728
Weis Markets                                    3,294                  124,250
Total                                                                2,073,267

Food Products (1.3%)
American Italian Pasta Cl A                     3,824                   42,179
Chiquita Brands Intl                           18,400                  463,680
Corn Products Intl                             41,500                  934,579
Farmer Brothers                                 1,872                   39,200
Lancaster Colony                                3,469                  158,707
Lance                                          36,000                  612,000
Ralcorp Holdings                               14,900                  660,815
Seaboard                                          145                  186,180
Total                                                                3,097,340

Gas Utilities (1.5%)
Energen                                        19,272                  738,503
Nicor                                           4,418                  182,949
ONEOK                                          22,500                  765,000
Peoples Energy                                  4,826                  200,617
South Jersey Inds                              29,200                  860,232
UGI                                            22,178                  613,222
WGL Holdings                                    4,638                  152,451
Total                                                                3,512,974

Health Care Equipment & Supplies (2.8%)
Biosite                                         7,400(b)               442,446
EPIX Pharmaceuticals                           44,900(b)               382,997
Gen-Probe                                      11,000(b)               500,720
Haemonetics                                    30,800(b)             1,368,752
Hologic                                         4,700(b)               226,681
Illumina                                       12,200(b)               148,840
Immucor                                        24,984(b)               591,371
Intermagnetics General                         17,000(b)               496,570
Intuitive Surgical                              3,503(b)               260,623
Invacare                                        1,300                   54,080
Kyphon                                          2,000(b)                88,580
Mentor                                          5,000                  263,000
Nektar Therapeutics                            21,000(b)               358,680
Sybron Dental Specialties                      22,000(b)               852,940
Thoratec                                        3,400(b)                55,658
Varian                                         10,000(b)               356,000

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
215   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

Issuer                                         Shares                 Value(a)

Health Care Equipment & Supplies (cont.)
Ventana Medical Systems                         4,530(b)              $183,420
Vital Signs                                     1,658                   74,560
Total                                                                6,705,918

Health Care Providers & Services (6.2%)
Advisory Board                                 13,500(b)               705,105
Alliance Imaging                               50,637(b)               467,380
Allscripts Healthcare
  Solutions                                    24,300(b)               432,054
Amedisys                                       18,300(b)               715,896
American Retirement                             8,100(b)               147,825
AMERIGROUP                                     17,249(b)               589,226
Apria Healthcare Group                         31,700(b)             1,085,092
Centene                                        33,467(b)             1,020,074
Chemed                                          1,600                   64,736
Dendrite Intl                                  21,100(b)               382,121
Genesis HealthCare                             17,700(b)               709,770
HealthExtras                                   50,500(b)             1,047,875
Horizon Health                                  2,200(b)                55,000
Kindred Healthcare                             14,800(b)               452,880
LCA-Vision                                      2,800                  114,940
LifePoint Hospitals                             2,300(b)               104,604
Magellan Health Services                       26,000(b)               921,700
Matria Healthcare                               2,449(b)                88,776
MedCath                                         3,700(b)                91,797
Option Care                                    48,150                  650,988
PSS World Medical                              56,900(b)               824,481
Psychiatric Solutions                          18,783(b)               897,827
Radiation Therapy Services                     28,000(b)               752,080
RehabCare Group                                 4,836(b)               108,665
Sierra Health Services                         10,100(b)               679,730
Stewart Enterprises Cl A                        6,105                   42,369
Sunrise Senior Living                           2,308(b)               137,072
TriZetto Group                                  3,800(b)                59,622
United Surgical Partners Intl                   2,000(b)                76,620
Ventiv Health                                  40,186(b)               912,222
Total                                                               14,338,527

Hotels, Restaurants & Leisure (3.2%)
Ameristar Casinos                              29,846                  685,563
Bluegreen                                      35,800(b)               631,512
Bob Evans Farms                                 7,753                  187,545
Boyd Gaming                                     5,173                  240,700
Domino's Pizza                                 31,900                  733,699
Jack in the Box                                22,332(b)               787,649
Lone Star
  Steakhouse & Saloon                          17,300                  456,547
Monarch Casino & Resort                        32,000(b)               607,680
Panera Bread Cl A                              10,700(b)               596,418
Penn Natl Gaming                               18,470(b)               629,458
PF Chang's China Bistro                         7,400(b)               378,732
Ryan's Restaurant Group                         9,854(b)               126,230
Scientific Games Cl A                          17,700(b)               533,478
SONIC                                          13,600(b)               416,024
Vail Resorts                                   19,200(b)               551,040
Total                                                                7,562,275

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Household Durables (2.0%)
Beazer Homes USA                                7,106                 $443,699
Blyth                                           2,903                   72,140
Brookfield Homes                               10,100                  517,120
Ethan Allen Interiors                           6,448                  207,755
Furniture Brands Intl                          12,145                  232,091
Jarden                                         30,650(b)             1,216,498
La-Z-Boy                                       11,370                  163,614
M/I Homes                                       2,485                  140,030
Meritage Homes                                  1,963(b)               153,683
Tupperware                                     25,941                  568,626
WCI Communities                                17,648(b)               532,440
Yankee Candle                                  14,000                  384,580
Total                                                                4,632,276

Household Products (0.5%)
Central Garden & Pet                           16,800(b)               832,272
Spectrum Brands                                12,900(b)               363,135
Total                                                                1,195,407

Industrial Conglomerates (0.4%)
Standex Intl                                    2,809                   74,832
Walter Inds                                    18,023                  790,669
Total                                                                  865,501

Insurance (4.8%)
Alfa                                            9,740                  148,535
AmerUs Group                                   15,282                  845,400
Commerce Group                                  3,892                  226,981
Delphi Financial Group Cl A                    29,293                1,379,701
FBL Financial Group Cl A                        3,600                  107,892
FPIC Insurance Group                           13,000(b)               454,870
Horace Mann Educators                          37,078                  725,987
Infinity Property & Casualty                    2,515                   81,788
LandAmerica
  Financial Group                              14,794                  874,621
Navigators Group                               11,800(b)               437,308
Odyssey Re Holdings                            18,900(e)               477,225
Ohio Casualty                                  48,800                1,232,689
ProAssurance                                   27,500(b)             1,211,376
RLI                                            15,000                  691,500
Safety Insurance Group                         13,373                  469,125
Selective Insurance Group                      20,000                  946,800
Stewart Information Services                    3,721                  178,868
Triad Guaranty                                  2,600(b)               109,798
United Fire & Casualty                          3,725                  153,507
Universal American Financial                    9,086(b)               208,524
Total                                                               10,962,495

Internet & Catalog Retail (0.4%)
Blair                                             483                   19,320
Coldwater Creek                                 4,232(b)               129,711
Insight Enterprises                             7,179(b)               135,181
NetFlix                                        29,000(b)               625,239
NutriSystem                                     4,600(b)               100,786
Total                                                                1,010,237

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Internet Software & Services (1.9%)
aQuantive                                       8,300(b)              $149,898
CNET Networks                                   6,800(b)                90,984
Digital River                                  15,661(b)               594,805
Digitas                                        69,040(b)               809,148
EarthLink                                      25,900(b)               252,784
j2 Global Communications                       21,418(b)               803,818
United Online                                  20,050                  261,252
ValueClick                                     55,800(b)               805,751
Websense                                       15,366(b)               766,610
Total                                                                4,535,050

IT Services (1.8%)
Anteon Intl                                    13,000(b)               597,350
BISYS Group                                     6,385(b)                95,328
CACI Intl Cl A                                  6,900(b)               432,216
CSG Systems Intl                               54,293(b)             1,107,034
MAXIMUS                                         9,615                  362,101
Perot Systems Cl A                             39,800(b)               573,120
SRA Intl Cl A                                  21,446(b)               719,942
TALX                                           11,000                  392,260
Total                                                                4,279,351

Leisure Equipment & Products (0.6%)
Callaway Golf                                  12,029                  179,352
JAKKS Pacific                                   6,531(b)               108,480
Nautilus                                        3,212                   82,645
Oakley                                          4,800                   83,952
RC2                                            11,000(b)               427,350
SCP Pool                                       16,825                  615,795
Total                                                                1,497,574

Machinery (2.6%)
Badger Meter                                      950                   41,610
Barnes Group                                    9,000                  310,500
Cascade                                         2,895                  131,375
CIRCOR Intl                                    20,000                  525,200
Clarcor                                        22,800                  645,240
Crane                                           3,400                  100,674
EnPro Inds                                     12,000(b)               412,800
ESCO Technologies                               3,400(b)               352,512
Gardner Denver                                 17,600(b)               736,032
JLG Inds                                        3,700                  121,323
Joy Global                                     10,209                  487,990
Kennametal                                     16,700                  778,888
Lincoln Electric Holdings                       3,872                  145,897
Middleby                                        7,600(b)               499,472
Mueller Inds                                    3,998                  104,788
Tecumseh Products Cl A                          2,364                   62,906
Wabtec                                         24,900                  647,400
Total                                                                6,104,607

Media (1.8%)
Arbitron                                       11,000                  462,000
Entercom Communications                        14,000(b)               468,300
Entravision
  Communications Cl A                          33,000(b)               268,620
Gray Television                                26,200                  322,260
Martha Stewart Living
  Omnimedia Cl A                                2,837(b)                91,635

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
216   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

Issuer                                         Shares                 Value(a)

Media (cont.)
Mediacom
  Communications Cl A                          43,000(b)              $313,900
PRIMEDIA                                       34,693(b)               144,323
Radio One Cl D                                 55,000(b)               768,900
Reader's Digest Assn                            4,582                   74,503
Scholastic                                     11,800(b)               430,346
Valassis Communications                        22,015(b)               868,052
Total                                                                4,212,839

Metals & Mining (2.1%)
AK Steel Holding                               14,730(b)               116,367
Carpenter Technology                           10,100                  562,570
Century Aluminum                               20,000(b)               484,000
Cleveland-Cliffs                                9,627                  684,287
Commercial Metals                               7,637                  228,575
Compass Minerals Intl                          20,600                  506,966
Metal Management                               17,400                  426,300
Oregon Steel Mills                             27,163(b)               610,624
Quanex                                         11,410                  701,830
Reliance Steel & Aluminum                      13,000                  624,000
Titanium Metals                                 1,800(b)               119,106
Total                                                                5,064,625

Multi-Utilities & Unregulated Power (0.5%)
Aquila                                         68,183(b)               274,096
NorthWestern Energy                            26,000                  810,680
Total                                                                1,084,776

Oil & Gas (3.5%)
ATP Oil & Gas                                   2,300(b)                72,818
Berry Petroleum Cl A                           11,350                  701,771
Carrizo Oil and Gas                            25,300(b)               598,345
Cheniere Energy                                 6,748(b)               263,509
Cimarex Energy                                 24,494(b)             1,046,873
Energy Partners                                28,106(b)               674,544
Frontier Oil                                    7,200                  263,880
Holly                                           2,778                  156,513
Houston Exploration                             1,675(b)                98,658
Overseas Shipholding Group                      8,578                  524,545
Plains Exploration &
  Production                                    3,300(b)               122,265
Remington Oil & Gas                            10,000(b)               385,300
Southwestern Energy                             5,638(b)               326,440
St. Mary Land & Exploration                    35,000                1,206,449
Swift Energy                                   13,800(b)               633,834
Tesoro                                         13,961                  806,946
Vintage Petroleum                               7,034                  270,317
Total                                                                8,153,007

Paper & Forest Products (0.3%)
Potlatch                                       12,200                  658,800
Schweitzer-Mauduit Intl                         4,563                  105,040
Total                                                                  763,840

Personal Products (0.4%)
Chattem                                        14,200(b)               550,108
Nu Skin Enterprises Cl A                       16,000                  341,440
Playtex Products                                7,900(b)                85,478
Revlon Cl A                                    15,700(b)                55,578
Total                                                                1,032,604

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Pharmaceuticals (0.7%)
CNS                                             2,100                  $55,251
First Horizon Pharmaceutical                   37,800(b)               781,326
Kos Pharmaceuticals                             3,000(b)               204,360
MGI PHARMA                                      7,000(b)               188,720
Perrigo                                        32,500                  465,725
Total                                                                1,695,382

Real Estate (0.3%)
Jones Lang LaSalle                             10,000(b)               493,300
Trammell Crow                                   4,839(b)               131,476
Total                                                                  624,776

Real Estate Investment Trust (3.4%)
American Home
  Mortgage Investment                          24,822                  794,057
Anthracite Capital                             15,492                  182,961
Anworth Mtge Asset                             17,575                  155,890
Bedford Property Investors                      4,989                  114,996
Capstead Mtge                                   5,800                   46,168
CBL & Associates Properties                    13,500                  572,670
EastGroup Properties                           14,200                  612,588
IMPAC Mtge Holdings                            19,413                  271,005
Innkeepers USA Trust                           44,000                  690,800
MFA Mtge Investments                           34,856                  234,929
New Century Financial                           3,666                  157,601
Novastar Financial                              2,233                   76,458
Omega Healthcare Investors                     39,000                  517,920
Pan Pacific Retail Properties                   9,000                  596,430
RAIT Investment Trust                          26,063                  779,023
Redwood Trust                                  14,952                  752,235
Saxon Capital                                   6,700                   84,889
Town & Country Trust                           13,900                  389,200
Universal Health Realty
  Income Trust                                 16,616                  573,086
Ventas                                         15,400                  479,710
Total                                                                8,082,616

Road & Rail (1.1%)
Amerco                                          2,774(b)               166,024
Arkansas Best                                   2,554                   85,993
Dollar Thrifty Automotive Group                 2,248(b)                68,024
Florida East Coast Inds                        11,000                  473,660
Genesee & Wyoming Cl A                         15,700(b)               459,539
Landstar System                                17,400                  631,969
Old Dominion Freight Line                      17,900(b)               572,442
Werner Enterprises                              4,200                   74,970
Total                                                                2,532,621

Semiconductors & Semiconductor Equipment (4.4%)
Atheros Communications                         44,150(b)               459,160
Axcelis Technologies                           26,000(b)               153,400
Cypress Semiconductor                          20,000(b)               312,600
DSP Group                                      20,700(b)               527,229
Entegris                                       22,973(b)               240,527
ESS Technology                                 57,725(b)               220,510
FormFactor                                     20,800(b)               565,136
Genesis Microchip                               2,400(b)                63,096
IXYS                                           14,000(b)               145,180
Microsemi                                      68,700(b)             1,654,982
MKS Instruments                                21,000(b)               372,960

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Semiconductors & Semiconductor Equipment (cont.)
OmniVision Technologies                        34,000(b)              $498,440
ON Semiconductor                              149,300(b)               858,475
Photronics                                     24,600(b)               510,942
Pixelworks                                     51,000(b)               375,870
PMC-Sierra                                     28,000(b)               237,440
PortalPlayer                                   20,000(b)               530,600
Silicon Image                                  23,600(b)               243,788
Silicon Storage Technology                     87,300(b)               424,278
Skyworks Solutions                             43,140(b)               325,276
Tessera Technologies                           12,000(b)               398,160
Trident Microsystems                            3,400(b)               119,408
Varian Semiconductor
  Equipment Associates                         17,600(b)               797,456
Total                                                               10,034,913

Software (3.5%)
ANSYS                                          29,822(b)             1,125,781
Epicor Software                                57,500(b)               767,050
FileNet                                        17,200(b)               457,004
Hyperion Solutions                              6,100(b)               264,557
Informatica                                    49,400(b)               564,148
Internet Security Systems                      19,500(b)               443,040
MICROS Systems                                 21,104(b)               941,027
Parametric Technology                         122,700(b)               743,562
Progress Software                              13,200(b)               404,712
Quality Systems                                 1,800                  117,000
Take-Two Interactive Software                       1(b)                    12
THQ                                             1,900(b)                63,859
Transaction Systems
  Architects                                   34,300(b)               918,554
Ultimate Software Group                        38,700(b)               706,275
VASCO Data Security Intl                       78,300(b)               822,150
Total                                                                8,338,731

Specialty Retail (3.0%)
bebe stores                                     6,633                  156,008
Blockbuster Cl A                               11,000                   72,270
Burlington Coat Factory
  Warehouse                                     7,205                  276,384
Cato Cl A                                      24,625                  477,725
Children's Place Retail Stores                 12,000(b)               490,920
Finish Line Cl A                               16,100                  232,162
GameStop Cl B                                   2,700(b)                81,378
Genesco                                        13,900(b)               551,969
Group 1 Automotive                              4,954(b)               146,638
Guitar Center                                  10,300(b)               591,220
Jos A Bank Clothiers                            7,300(b)               288,715
Linens `N Things                                9,035(b)               213,226
Lithia Motors Cl A                              2,100                   62,349
Men's Wearhouse                                12,000(b)               365,760
Movie Gallery                                   4,505                   81,045
Pantry                                         24,900(b)               893,660
Payless ShoeSource                              5,872(b)               108,867
Pier 1 Imports                                  7,300                   90,885
Sonic Automotive                               27,539                  645,790
Stage Stores                                   19,050(b)               529,781
Talbots                                         3,000                   92,100
Zale                                           25,559(b)               713,096
Total                                                                7,161,948

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
217   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Small Cap Advantage Fund

Issuer                                         Shares                 Value(a)

Textiles, Apparel & Luxury Goods (1.8%)
Brown Shoe                                      4,493                 $160,849
Hartmarx                                       83,900(b)               745,032
K-Swiss Cl A                                    2,800                   85,792
Kellwood                                        3,712                   90,870
Phillips-Van Heusen                            23,600                  790,363
Quiksilver                                     38,000(b)               579,500
Russell                                         6,282                  114,270
Steven Madden                                   2,700(b)                63,315
Stride Rite                                     7,044                   90,868
Warnaco Group                                  31,400(b)               785,000
Wolverine World Wide                           35,500                  747,985
Total                                                                4,253,844

Thrifts & Mortgage Finance (2.0%)
Anchor BanCorp Wisconsin                        2,526                   76,967
BankAtlantic Bancorp Cl A                      28,000                  477,400
CharterMac LP                                   4,800                  105,840
Commercial Federal                              5,610                  190,235
Doral Financial                                 9,300(c)               133,362
Downey Financial                                8,029                  508,878
FirstFed Financial                             16,092(b)               926,094
Flagstar Bancorp                                3,939                   67,948
Fremont General                                 5,000                  114,100
ITLA Capital                                      929(b)                49,934

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Thrifts & Mortgage Finance (cont.)
Ocwen Financial                                83,500(b,e)            $573,645
R-G Financial Cl B                              3,683(c)                55,724
Sterling Financial                             20,216                  779,731
W Holding                                       7,800(c)                77,064
WSFS Financial                                 11,500                  668,265
Total                                                                4,805,187

Tobacco (0.1%)
Universal                                       6,289                  261,748

Trading Companies & Distributors (0.9%)
GATX                                           24,053                  974,869
United Rentals                                  4,783(b)                86,333
Watsco                                          2,500                  121,900
WESCO Intl                                     24,912(b)               864,446
Total                                                                2,047,548

Wireless Telecommunication Services (0.6%)
Centennial Communications                      13,700(b)               164,263
Leap Wireless Intl                             13,000(b)               444,080
SBA Communications Cl A                        20,187(b)               303,814
UbiquiTel                                      65,800(b)               570,486
Total                                                                1,482,643

Total Common Stocks
(Cost: $201,848,717)                                              $230,108,091

Short-Term Securities (2.9%)(f)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. Government Agency(2.1%)
Federal Natl Mtge Assn Disc Nt
   09-12-05               3.26%            $5,000,000               $4,994,573

Commercial Paper (0.8%)
Old Line Funding
   09-01-05               3.56              2,000,000(g)             1,999,802

Total Short-Term Securities
(Cost: $6,995,004)                                                  $6,994,375

Total Investments in Securities
(Cost: $208,843,721)(h)                                           $237,102,466

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2005, the value of foreign securities represented 0.5% of net assets.

(d) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(e) At Aug. 31, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in short-term securities and represents 0.9% of net assets. See Note 6 to the financial statements. 2.1% of net assets is the Fund's cash equivalent position.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $1,999,802 or 0.8% of net assets.

(h) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $209,311,014 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                     $34,347,859
       Unrealized depreciation                                      (6,556,407)
                                                                    ----------
       Net unrealized appreciation                                 $27,791,452
                                                                   -----------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
218   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Small Cap Value Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (87.2%)
Issuer                                         Shares                 Value(a)

Aerospace & Defense (0.5%)
AAR                                            11,300(b)              $198,880
Curtiss-Wright                                  8,300                  535,848
DRS Technologies                                5,700                  293,265
Ducommun                                       13,640(b)               283,030
EDO                                            10,405                  292,276
MTC Technologies                               17,642(b)               602,651
Total                                                                2,205,950

Air Freight & Logistics (--%)
Forward Air                                     4,773                  168,391

Airlines (1.3%)
Air France-KLM ADR                             56,650(c)               929,627
AirTran Holdings                               51,695(b)               534,009
Alaska Air Group                               39,000(b)             1,315,079
America West Holdings Cl B                     62,000(b)               436,480
Continental Airlines Cl B                      71,300(b)               953,281
ExpressJet Holdings                            36,800(b)               349,968
Frontier Airlines                              11,163(b)               121,119
SkyWest Airlines                               38,600                  915,206
Total                                                                5,554,769

Auto Components (1.6%)
American Axle &
  Mfg Holdings                                 13,481                  349,967
Drew Inds                                      16,200(b)               726,570
Goodyear Tire & Rubber                         44,300(b)               744,240
Lear                                           58,400                2,201,680
STRATTEC SECURITY                              11,900(b)               615,468
Tenneco Automotive                             26,003(b)               471,434
Visteon                                       159,000                1,570,920
Total                                                                6,680,279

Automobiles (0.4%)
Monaco Coach                                   19,000                  292,030
Thor Inds                                      18,800                  624,160
Winnebago Inds                                 19,100                  581,977
Total                                                                1,498,167

Beverages (0.2%)
Boston Beer Cl A                               31,300(b)               735,550

Biotechnology (0.2%)
Albany Molecular Research                      21,300(b)               355,284
Lexicon Genetics                               30,300(b)               134,835
Medarex                                        20,679(b)               207,824
United Therapeutics                             3,639(b)               255,494
Total                                                                  953,437

Building Products (2.0%)
Aaon                                           22,600(b)               409,512
American Woodmark                              15,688                  588,300
ElkCorp                                         8,113                  288,823
Lennox Intl                                    13,378                  326,289
Royal Group Technologies                      464,700(b,c)           4,568,002
Simpson Mfg                                    25,000                  930,750

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Building Products (continued)
Trex                                            1,412(b)               $34,043
Universal Forest Products                       8,866                  482,576
USG                                            12,700(b)               798,195
Total                                                                8,426,490

Capital Markets (1.2%)
Affiliated Managers Group                       9,040(b)               656,394
Apollo Investment                              21,876                  420,675
Cohen & Steers                                 12,300                  252,150
Gladstone Capital                               4,900                  115,248
Investment Technology Group                    18,900(b)               518,805
Investors Financial Services                    6,635                  233,021
Knight Capital Group Cl A                     247,637(b)             2,085,105
optionsXpress Holdings                          5,902                  101,219
SWS Group                                      11,800                  192,222
Total                                                                4,574,839

Chemicals (1.5%)
Agrium                                         22,514(c)               484,051
Albemarle                                      16,435                  596,755
American Vanguard                                 285                    5,700
HB Fuller                                       9,000                  295,290
Minerals Technologies                           7,981                  486,442
NL Inds                                         9,700                  137,449
Penford                                        10,913                  158,239
PolyOne                                       321,500(b)             2,182,984
Sensient Technologies                          51,104                  959,222
Terra Inds                                     71,300(b)               520,490
Wellman                                        27,000                  187,650
Total                                                                6,014,272

Commercial Banks (4.5%)
Alabama Natl BanCorporation                     8,950                  587,926
Alliance Bankshares                             5,841(b)                95,500
Bancorp                                        26,085(b)               434,837
Bank of Hawaii                                 44,600                2,263,449
Boston Private
  Financial Holdings                            9,200                  244,444
Cardinal Financial                             22,254(b)               222,317
Central Pacific Financial                      23,435                  810,382
Citizens Banking                               26,918                  815,346
City Holding                                   10,400                  381,888
Community Bancorp                               2,600(b)                89,050
Community Banks                                 2,700                   76,545
Cullen/Frost Bankers                           45,100                2,204,037
First BanCorp Puerto Rico                      28,100(c)               518,726
First Community Bancorp                         7,500                  354,000
First Financial Bancorp                        17,700                  318,600
First Midwest Bancorp                          18,000                  682,920
First Oak Brook Bancshares                      4,297                  130,543
First Republic Bank                            12,650                  455,400
Hanmi Financial                                12,200                  223,870
IBERIABANK                                     10,865                  548,657
Independent Bank                                8,300                  251,324
Interchange Financial Services                  3,268                   57,419

Common Stocks (continued)
Issuer                                         Shares                 Value(a)

Commercial Banks (continued)
Irwin Financial                                19,538                 $410,298
Main Street Banks                              16,301                  436,704
MainSource Financial Group                      6,600                  120,186
Mercantile Bank                                 4,420                  200,668
Midwest Banc Holdings                          13,153                  314,620
Millennium Bankshares                          18,249(b)               140,700
National Penn Bancshares                        2,900                   76,415
Pacific Capital Bancorp                        17,000                  532,780
Placer Sierra Bancshares                        9,191                  245,675
Prosperity Bancshares                           5,062                  147,912
Provident Bankshares                           10,400                  355,160
Provident Financial Services                   14,800                  263,144
Republic Bancorp                               36,800                  540,224
Santander BanCorp                               4,390(c)               113,877
Seacoast Banking
  Corporation of Florida                        3,700                   81,733
Signature Bank                                 13,488(b)               404,505
Southcoast Financial                            7,050(b)               160,740
Sterling Bancorp                                6,153                  136,350
Sterling Bancshares                            33,600                  503,664
Sterling Financial                              3,600                   76,536
Sun Bancorp                                     3,109(b)                66,844
Susquehanna Bancshares                          9,600                  241,920
SVB Financial Group                             5,200(b)               244,608
Texas United Bancshares                         6,128                  120,722
UMB Financial                                     444                   29,237
Umpqua Holdings                                14,600                  355,510
United Community Banks                         14,228                  389,847
West Coast Bancorp                              1,359                   35,185
Total                                                               18,512,944

Commercial Services & Supplies (1.9%)
Brady Cl A                                     85,600                2,671,575
Central Parking                                20,200                  320,978
Ennis                                           5,200                   90,480
FTI Consulting                                 16,800(b)               418,320
Healthcare Services Group                      29,275                  540,124
Heidrick & Struggles Intl                      11,100(b)               366,522
ITT Educational Services                        9,588(b)               487,454
John H Harland                                 16,900                  708,955
LECG                                            7,696(b)               177,239
Resources Connection                            5,113(b)               148,277
School Specialty                                4,761(b)               228,100
TRC Companies                                   5,255(b)                78,825
Waste Connections                              11,709(b)               413,796
West                                           33,262(b)             1,288,570
Total                                                                7,939,215

Communications Equipment (2.1%)
3Com                                        1,131,000(b)             3,845,401
Anaren                                         12,600(b)               174,132
Audiovox Cl A                                  40,000(b)               723,200
Black Box                                       2,057                   88,389
CommScope                                      36,700(b)               686,290
Comtech Telecommunications                      2,500(b)                87,750

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
219   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

Issuer                                         Shares                 Value(a)

Communications Equipment (continued)
Digi Intl                                      10,800(b)              $114,588
Ditech Communications                          23,709(b)               174,498
Foundry Networks                               86,100(b)             1,007,370
Powerwave Technologies                         25,948(b)               271,935
Redback Networks                               66,400(b)               600,256
Sycamore Networks                             195,300(b)               730,422
Total                                                                8,504,231

Computers & Peripherals (1.2%)
Emulex                                         34,000(b)               732,700
Hutchinson Technology                          40,980(b)             1,081,871
Imation                                         7,591                  319,657
Intergraph                                     20,100(b)               820,281
Komag                                          10,500(b)               350,280
McDATA Cl A                                    42,762(b)               230,060
Mobility Electronics                           23,466(b)               256,953
Neoware Systems                                25,200(b)               275,688
Palm                                            4,512(b)               154,220
Rimage                                         23,200(b)               560,048
Total                                                                4,781,758

Construction & Engineering (0.7%)
Comfort Systems USA                            27,767(b)               228,522
Dycom Inds                                      7,000(b)               124,040
Infrasource Services                           13,047(b)               195,705
Insituform Technologies Cl A                  105,700(b)             2,187,991
Modtech Holdings                               14,140(b)               128,108
Total                                                                2,864,366

Construction Materials (0.4%)
Eagle Materials                                 2,800                  315,392
Florida Rock Inds                              18,075                1,023,045
Texas Inds                                      3,567                  213,342
Total                                                                1,551,779

Consumer Finance (0.4%)
Advanta Cl B                                    9,800                  282,730
CompuCredit                                    17,500(b)               732,550
Metris Companies                               45,100(b)               659,362
Total                                                                1,674,642

Containers & Packaging (0.8%)
AptarGroup                                     11,300                  561,949
Caraustar Inds                                 69,644(b)               808,567
Chesapeake                                     83,106                1,620,567
Rock-Tenn Cl A                                 12,300                  187,452
Total                                                                3,178,535

Distributors (0.2%)
Earle M Jorgensen                              34,104(b)               348,543
Handleman                                      11,900                  166,481
Prestige Brands Holdings                       17,798(b)               229,060
Total                                                                  744,084

Diversified Financial Services (0.4%)
CapitalSource                                   6,101(b)               120,800
Financial Federal                              13,952                  544,826
iShares Russell 2000 Value
  Index Fund                                   13,440                  892,819
Total                                                                1,558,445

Common Stocks (continued)
Issuer                                          Shares                 Value(a)

Diversified Telecommunication Services (0.4%)
Alaska Communications
  Systems Group                                17,496                 $189,482
Cincinnati Bell                                22,165(b)                95,974
Commonwealth Telephone
  Enterprises                                  16,300                  655,913
Golden Telecom                                 12,300(c)               362,850
Iowa Telecommunications
  Services                                      7,871                  146,479
Talk America Holdings                          16,000(b)               146,720
Valor Communications Group                     12,484                  173,902
Total                                                                1,771,320

Electric Utilities (2.2%)
Black Hills                                     3,500                  145,775
Central Vermont
  Public Service                                2,874                   54,893
CH Energy Group                                 6,200                  298,220
Cleco                                          41,840                  962,320
El Paso Electric                               63,299(b)             1,326,747
MGE Energy                                      1,996                   74,231
Otter Tail                                      7,300                  219,000
Reliant Energy                                324,000(b)             4,050,001
Sierra Pacific Resources                      115,040(b)             1,677,283
Unisource Energy                                  471                   15,675
Westar Energy                                  15,288                  367,218
Total                                                                9,191,363

Electrical Equipment (0.9%)
AO Smith                                       11,500                  323,610
Baldor Electric                                 9,252                  228,247
Franklin Electric                               7,130                  301,243
General Cable                                   5,600(b)                87,864
GrafTech Intl                                 119,798(b)               711,600
LSI Inds                                       13,700                  210,158
Regal-Beloit                                   18,200                  607,334
Thomas & Betts                                 20,100(b)               714,353
Woodward Governor                               7,200                  587,160
Total                                                                3,771,569

Electronic Equipment & Instruments (4.1%)
Aeroflex                                       42,604(b)               395,791
Agilysys                                       30,500                  547,475
Anixter Intl                                   23,270(b)               888,449
Bell Microproducts                             31,700(b)               321,121
Coherent                                        8,600(b)               273,394
CTS                                            17,500                  217,700
CyberOptics                                    12,093(b)               166,400
KEMET                                          11,400(b)                92,568
Littelfuse                                     71,500(b)             1,989,130
LoJack                                         14,621(b)               308,357
Methode Electronics                            17,100                  210,672
MTS Systems                                     6,449                  265,828
Nu Horizons Electronics                        49,100(b)               299,510
Plexus                                        151,200(b)             2,582,496
Rofin-Sinar Technologies                       23,900(b)               863,985
ScanSource                                      6,124(b)               273,498
SYNNEX                                            970(b)                16,092
Tech Data                                     104,000(b)             3,807,439
Tektronix                                      36,400                  919,828
TTM Technologies                               41,100(b)               318,114

Common Stocks (continued)
Issuer                                          Shares                 Value(a)

Electronic Equipment & Instruments (continued)
Viisage Technology                             40,778(b)              $176,161
Vishay Intertechnology                        165,200(b)             2,131,080
Total                                                               17,065,088

Energy Equipment & Services (2.8%)
Dril-Quip                                       4,000(b)               168,080
Ensign Energy Services                         34,200(c)             1,077,755
Hydril                                          3,658(b)               250,573
Lone Star Technologies                          2,500(b)               138,250
NS Group                                       10,300(b)               428,686
Oil States Intl                                24,104(b)               835,445
Patterson-UTI Energy                           13,600                  462,672
RPC                                            30,550                  708,760
SEACOR Holdings                                 4,400(b)               314,600
Superior Energy Services                       26,500(b)               580,880
Superior Well Services                          7,223(b)               158,906
TETRA Technologies                             23,175(b)               660,488
Tidewater                                      83,600                3,723,543
Trican Well Service                            16,600(b,c)             555,292
Unit                                           21,800(b)             1,134,908
W-H Energy Services                             8,658(b)               280,952
Willbros Group                                  8,393(b,c)             145,031
Total                                                               11,624,821

Food & Staples Retailing (0.2%)
Longs Drug Stores                               4,400                  186,560
Weis Markets                                   20,500                  773,260
Total                                                                  959,820

Food Products (0.8%)
American Italian Pasta Cl A                    86,109                  949,782
Chiquita Brands Intl                           29,800                  750,960
Corn Products Intl                              9,538                  214,796
Gold Kist                                      30,400(b)               561,792
Hain Celestial Group                            2,220(b)                41,891
Lancaster Colony                               20,100                  919,575
Total                                                                3,438,796

Gas Utilities (0.5%)
Nicor                                           3,600                  149,076
Northwest Natural Gas                          21,585                  793,897
South Jersey Inds                               7,616                  224,367
Southern Union                                  1,705(b)                41,983
Southwest Gas                                   8,217                  225,310
WGL Holdings                                   23,000                  756,010
Total                                                                2,190,643

Health Care Equipment & Supplies (1.0%)
Abaxis                                         13,011(b)               149,236
Conceptus                                      18,263(b)               191,396
Greatbatch                                      9,100(b)               227,500
Haemonetics                                    36,500(b)             1,622,060
Intuitive Surgical                              6,300(b)               468,720
Molecular Devices                               6,000(b)               125,160
Nutraceutical Intl                             32,200(b)               474,950
ThermoGenesis                                  30,782(b)               166,531
Viasys Healthcare                              17,200(b)               463,196
Vital Signs                                     9,600                  431,712
Total                                                                4,320,461

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
220   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

Issuer                                          Shares                 Value(a)

Health Care Providers & Services (2.1%)
AMERIGROUP                                     22,500(b)              $768,600
AMN Healthcare Services                        12,527(b)               193,667
Cross Country Healthcare                       20,200(b)               391,880
Genesis HealthCare                             90,400(b)             3,625,041
Hooper Holmes                                  78,600                  331,692
Horizon Health                                 13,500(b)               337,500
Kindred Healthcare                              8,200(b)               250,920
Medical Staffing
  Network Holdings                              5,422(b)                31,339
Molina Healthcare                              21,500(b)               585,445
NDCHealth                                      16,615                  312,528
PAREXEL Intl                                   13,241(b)               256,611
PSS World Medical                              28,372(b)               411,110
Psychiatric Solutions                           2,328(b)               111,278
Radiologix                                     54,111(b)               219,150
U.S. Physical Therapy                          36,600(b)               691,008
United Surgical Partners Intl                   3,488(b)               133,625
Total                                                                8,651,394

Hotels, Restaurants & Leisure (3.0%)
Aztar                                          16,274(b)               543,552
Bluegreen                                      15,600(b)               275,184
Buca                                           29,621(b)               162,916
California Pizza Kitchen                        9,596(b)               283,946
CBRL Group                                     18,300                  661,728
CEC Entertainment                              33,295(b)             1,141,686
Dover Downs Gaming &
  Entertainment                                44,400                  591,408
Fox & Hound
  Restaurant Group                             22,320(b)               263,153
IHOP                                            6,000                  240,960
Jack in the Box                                21,100(b)               744,197
Kerzner Intl                                   48,300(b,c)           2,755,514
La Quinta                                      91,700(b)               774,865
Lodgian                                       149,300(b)             1,563,170
Lone Star
  Steakhouse & Saloon                           6,200                  163,618
Multimedia Games                               34,000(b)               343,060
O`Charley's                                    15,200(b)               249,128
Ruby Tuesday                                   30,700                  678,470
Ryan's Restaurant Group                        41,800(b)               535,458
Sunterra                                       42,000(b)               531,300
Total                                                               12,503,313

Household Durables (2.4%)
Beazer Homes USA                                4,767                  297,651
Blount Intl                                     4,100(b)                73,800
Blyth                                           4,800                  119,280
Brookfield Homes                                8,800                  450,560
Champion Enterprises                           77,649(b)             1,035,061
Department 56                                  16,100(b)               209,139
Ethan Allen Interiors                          26,100                  840,942
Fleetwood Enterprises                          73,700(b)               745,107
Furniture Brands Intl                          27,700                  529,347
Helen of Troy                                  55,698(b,c)           1,267,687
Hooker Furniture                               45,700                  828,084
Oneida                                         28,929(b)                57,858
Stanley Furniture                              30,200                  809,662
Technical Olympic USA                          27,350                  797,526

Common Stocks (continued)
Issuer                                          Shares                 Value(a)

Household Durables (continued)
Tupperware                                     25,500                 $558,960
WCI Communities                                15,383(b)               464,105
Yankee Candle                                  23,300                  640,051
Total                                                                9,724,820

Industrial Conglomerates (0.1%)
Alleghany                                         728(b)               216,762
Tredegar                                       18,800                  233,496
Total                                                                  450,258

Insurance (4.8%)
American Natl Insurance                        11,000                1,221,220
American Physicians Capital                    14,900(b)               658,729
AmerUs Group                                   17,600                  973,632
Arch Capital Group                              3,100(b,c)             134,695
Argonaut Group                                 24,200(b)               602,822
Aspen Insurance Holdings                       41,979(c)             1,139,730
Assured Guaranty                               37,900(c)               848,960
CNA Surety                                     27,300(b)               341,250
Commerce Group                                  2,000                  116,640
Donegal Group Cl A                              6,993                  159,161
Endurance Specialty Holdings                   22,800(c)               836,760
Erie Indemnity Cl A                             3,900                  203,346
FBL Financial Group Cl A                       37,000                1,108,890
Horace Mann Educators                          10,000                  195,800
LandAmerica Financial Group                     1,800                  106,416
Natl Atlantic Holdings                         10,715(b)               117,758
Navigators Group                                6,562(b)               243,188
NYMAGIC                                         5,487                  133,060
Ohio Casualty                                  33,800                  853,788
Phoenix Companies                              61,600                  738,584
Presidential Life                               8,400                  147,756
ProAssurance                                   23,304(b)             1,026,541
ProCentury                                     26,163                  261,630
PXRE Group                                     83,472(c)             1,944,062
Quanta Capital Holdings                        69,000(b,c)             435,390
Reinsurance Group
  of America                                    3,000                  128,730
Republic Companies Group                       16,761(b)               228,788
RLI                                            28,346                1,306,750
Safety Insurance Group                         13,800                  484,104
Scottish Re Group                              33,400(c)               803,604
StanCorp Financial Group                        4,263                  344,664
UICI                                           26,900                  830,134
United Fire & Casualty                         22,989                  947,377
Total                                                               19,623,959

Internet & Catalog Retail (0.2%)
Insight Enterprises                            37,463(b)               705,428

Internet Software & Services (0.5%)
Autobytel                                      66,849(b)               334,245
EarthLink                                      55,800(b)               544,608
iPass                                          97,700(b)               545,166
United Online                                  49,500                  644,985
Vignette                                        8,600(b)               130,634
Total                                                                2,199,638

Common Stocks (continued)
Issuer                                          Shares                 Value(a)

IT Services (1.5%)
BearingPoint                                   24,283(b)              $198,635
Ciber                                          32,700(b)               256,368
CSG Systems Intl                                9,400(b)               191,666
eFunds                                         46,100(b)               898,950
Kanbay Intl                                       144(b)                 3,210
Keane                                          26,800(b)               308,200
Lionbridge Technologies                       105,594(b)               709,592
ManTech Intl Cl A                               8,800(b)               272,888
MAXIMUS                                        26,246                  988,424
Perot Systems Cl A                            103,600(b)             1,491,840
SM&A                                           56,900(b)               505,272
Sykes Enterprises                              52,000(b)               553,800
Total                                                                6,378,845

Leisure Equipment & Products (1.4%)
Arctic Cat                                     32,700                  705,339
Brunswick                                      60,000                2,640,000
Callaway Golf                                  12,800                  190,848
Head                                          139,000(b,c)             433,680
JAKKS Pacific                                  29,500(b)               489,995
K2                                             34,184(b)               425,591
Radica Games                                   28,100(c)               247,280
RC2                                            17,900(b)               695,415
Total                                                                5,828,148

Machinery (5.6%)
Actuant Cl A                                   10,658(b)               451,899
Commercial Vehicle Group                       33,545(b)               695,388
Flowserve                                     103,700(b)             3,851,418
Gardner Denver                                 18,800(b)               786,216
Harsco                                         48,300                2,832,795
IDEX                                           66,200                2,879,700
Kaydon                                        100,700                2,911,237
Key Technology                                 52,000(b)               658,840
Lincoln Electric Holdings                      25,100                  945,768
Lydall                                         33,201(b)               291,173
Mueller Inds                                   19,359                  507,399
Tennant                                         6,395                  242,626
Terex                                          90,477(b)             4,413,469
Titan Intl                                     23,700                  323,742
Wabash Natl                                    69,585                1,448,760
Total                                                               23,240,430

Marine (0.8%)
Kirby                                          70,200(b)             3,299,400

Media (1.4%)
ADVO                                           13,655                  447,065
Arbitron                                        4,400                  184,800
Citadel Broadcasting                           20,700(b)               279,450
Courier                                        10,950                  404,165
Cumulus Media Cl A                             14,300(b)               182,611
Entravision
  Communications Cl A                          20,700(b)               168,498
Gray Television                                25,200                  309,960
Journal Register                               17,916(b)               335,925
Liberty                                         4,600                  220,754
LIN TV Cl A                                    14,500(b)               219,095
LodgeNet Entertainment                          7,200(b)               108,720
RCN                                             5,400(b)               129,060

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
221   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

Issuer                                          Shares                 Value(a)

Media (continued)
Sinclair Broadcast Group Cl A                  17,500                 $164,325
Valassis Communications                        65,800(b)             2,594,493
Total                                                                5,748,921

Metals & Mining (3.6%)
Agnico-Eagle Mines                             25,900(c)               338,772
AK Steel Holding                              211,200(b)             1,668,480
Apex Silver Mines                               8,100(b)               106,272
Century Aluminum                               90,100(b)             2,180,420
Commercial Metals                              20,677                  618,863
Eldorado Gold                                  51,900(b,c)             156,219
Gibraltar Inds                                 35,200                  753,984
Glamis Gold                                    21,800(b,c)             414,636
Goldcorp                                       12,400(c)               223,944
Hecla Mining                                   66,200(b)               235,672
IPSCO                                          11,800(c)               757,442
Meridian Gold                                  26,900(b,c)             508,141
Minefinders                                    22,100(b,c)              81,770
Oregon Steel Mills                             16,778(b)               377,169
Quanex                                          7,900                  485,929
Reliance Steel & Aluminum                      15,200                  729,600
Roanoke Electric Steel                          3,900                   73,593
Ryerson Tull                                   34,100                  700,414
Schnitzer Steel Inds Cl A                       3,128                   89,461
Steel Dynamics                                 13,600                  428,808
Steel Technologies                             27,000                  632,070
Stillwater Mining                             222,800(b)             1,789,084
USEC                                          129,400                1,523,038
Total                                                               14,873,781

Multi-Utilities & Unregulated Power (0.2%)
Avista                                          8,505                  165,337
CMS Energy                                     36,800(b)               592,480
Total                                                                  757,817

Multiline Retail (1.7%)
Big Lots                                       50,681(b)               598,543
Bon-Ton Stores                                  6,400                  129,728
Conn's                                         16,500(b)               412,995
Dillard's Cl A                                193,700                4,360,187
Dollar General                                 74,000                1,410,440
Tuesday Morning                                 5,826                  168,604
Total                                                                7,080,497

Oil & Gas (4.0%)
Callon Petroleum                               25,300(b)               467,544
Chesapeake Energy                              95,700                3,025,077
Cimarex Energy                                 47,813(b)             2,043,528
Edge Petroleum                                 31,100(b)               612,359
Encore Acquisition                             90,400(b)             3,049,191
Energy Partners                                 5,800(b)               139,200
Frontier Oil                                    6,164                  225,911
Giant Inds                                      3,400(b)               167,450
Harvest Natural Resources                      19,400(b)               197,686
Nordic American
  Tanker Shipping                              12,700(c)               526,161
OMI                                             6,708                  128,324
Parallel Petroleum                             17,929(b)               231,822
Petroleum Development                           3,127(b)               118,826
Range Resources                                33,071                1,151,863

Common Stocks (continued)
Issuer                                          Shares                 Value(a)

Oil & Gas (continued)
Remington Oil and Gas                          16,200(b)              $624,186
St. Mary Land & Exploration                    34,000                1,171,980
Swift Energy                                   22,200(b)             1,019,646
Tesoro                                          4,400                  254,320
TransMontaigne                                 15,300(b)               144,891
Whiting Petroleum                              23,286(b)             1,008,750
Total                                                               16,308,715

Paper & Forest Products (0.1%)
Louisiana-Pacific                              11,300                  285,777

Personal Products (0.6%)
Chattem                                         2,769(b)               107,271
Elizabeth Arden                                31,724(b)               704,907
Inter Parfums                                  28,500                  527,535
Nu Skin Enterprises Cl A                       38,400                  819,457
Playtex Products                               43,110(b)               466,450
Total                                                                2,625,620

Pharmaceuticals (0.7%)
Alpharma Cl A                                  38,100                1,014,222
Endo Pharmaceuticals
  Holdings                                     17,900(b)               537,000
First Horizon Pharmaceutical                   25,500(b)               527,085
Perrigo                                        45,000                  644,850
Salix Pharmaceuticals                           8,411(b)               171,416
Total                                                                2,894,573

Real Estate (1.0%)
MI Developments Cl A                          100,500(c)             3,321,524
Wellsford Real Properties                      50,300(b)               952,682
Total                                                                4,274,206

Real Estate Investment Trust (4.1%)
Acadia Realty Trust                            11,834                  209,462
Agree Realty                                    9,474                  280,430
American Campus
  Communities                                   3,288                   77,432
Arbor Realty Trust                             25,100                  713,844
Ashford Hospitality Trust                      21,800                  250,482
Bedford Property Investors                      4,300                   99,115
BioMed Realty Trust                            15,441                  381,856
Boykin Lodging                                 29,600(b)               389,536
Brandywine Realty Trust                        18,105                  577,550
Capital Automotive                             36,852                1,321,881
Capital Trust Cl A                              4,300                  141,513
Commercial Net
  Lease Realty                                 42,304                  844,811
Corporate Office
  Properties Trust                              3,453                  120,303
Correctional Properties Trust                  14,200                  415,492
Cousins Properties                             20,600                  624,386
CRIIMI MAE                                      3,900(b)                72,150
Digital Realty Trust                            5,626                  107,007
Entertainment Properties Trust                 17,908                  815,888
Equity Inns                                    54,200                  696,470
Equity One                                     13,500                  314,280
FelCor Lodging Trust                           46,900(b)               715,225
Getty Realty                                    9,800                  283,808
Hersha Hospitality Trust                        8,377                   84,775

Common Stocks (continued)
Issuer                                          Shares                 Value(a)

Real Estate Investment Trust (continued)
HomeBanc                                       14,300                 $113,971
Innkeepers USA Trust                           31,700                  497,690
Investors Real Estate Trust                    11,700                  115,947
KKR Financial                                   6,136                  143,521
LaSalle Hotel Properties                       11,076                  374,037
Lexington Corporate
  Properties Trust                             16,112                  370,576
LTC Properties                                 15,400                  311,542
Luminent Mtge Capital                          23,300                  211,098
MFA Mtge Investments                           45,809                  308,753
Natl Health Investors                          11,600                  336,052
New Century Financial                           8,400                  361,116
Omega Healthcare Investors                     59,632                  791,913
Parkway Properties                             12,325                  595,791
Post Properties                                 5,445                  202,010
Prentiss Properties Trust                      14,463                  555,958
RAIT Investment Trust                          21,136                  631,755
Redwood Trust                                   3,100                  155,961
Senior Housing
  Properties Trust                             25,700                  488,300
Spirit Finance                                  7,188                   76,624
Town & Country Trust                            6,665                  186,620
Trustreet Properties                            8,600                  141,814
U-Store-It Trust                               11,990                  246,514
Winston Hotels                                  7,400                   80,364
Total                                                               16,835,623

Road & Rail (0.4%)
Covenant Transport Cl A                        57,500(b)               722,775
Heartland Express                              10,865                  216,431
SCS Transportation                             17,164(b)               275,482
Swift Transportation                           12,800(b)               255,232
Total                                                                1,469,920

Semiconductors & Semiconductor Equipment (2.2%)
Brooks Automation                              14,000(b)               198,800
Catalyst Semiconductor                        128,300(b)               619,689
Cymer                                          17,800(b)               596,300
Entegris                                       43,800(b)               458,586
Fairchild Semiconductor Intl                   36,995(b)               623,366
Integrated Device Technology                   66,522(b)               711,785
Integrated Silicon Solution                   182,800(b)             1,619,607
IXYS                                           21,100(b)               218,807
OmniVision Technologies                        52,500(b)               769,650
Photronics                                      4,000(b)                83,080
Power Integrations                              1,463(b)                32,362
Semitool                                       46,200(b)               372,834
SigmaTel                                       36,600(b)               708,210
Skyworks Solutions                             40,818(b)               307,768
Tessera Technologies                           18,439(b)               611,806
TriQuint Semiconductor                        321,600(b)             1,241,376
Total                                                                9,174,026

Software (1.9%)
Atari                                         145,652(b)               184,978
Catapult Communications                        34,400(b)               547,648
Citadel Security Software                      41,855(b)                36,414
Epicor Software                                19,690(b)               262,665
Hyperion Solutions                              3,002(b)               130,197
InterVideo                                     39,100(b)               391,391

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
222   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

Issuer                                          Shares                 Value(a)

Software (continued)
Intervoice                                     33,200(b)              $311,084
MapInfo                                         8,800(b)                99,616
Mentor Graphics                               212,600(b)             1,813,478
Pervasive Software                            137,700(b)               626,535
Reynolds & Reynolds Cl A                       78,100                2,228,973
Take-Two Interactive
  Software                                     17,930(b)               426,734
Transaction Systems
  Architects                                   20,300(b)               543,634
Ulticom                                         9,500(b)               101,080
Ultimate Software Group                         9,521(b)               173,758
Total                                                                7,878,185

Specialty Retail (3.7%)
Aaron Rents                                    28,937                  640,955
AnnTaylor Stores                                2,800(b)                71,680
Asbury Automotive Group                        24,100(b)               411,146
Brookstone                                     73,879(b)             1,458,371
Buckle                                         21,900                  859,794
Build-A-Bear Workshop                           5,100(b)               113,118
Cato Cl A                                      46,400                  900,160
Claire's Stores                                28,000                  657,440
Cost Plus                                      53,200(b)             1,144,332
Deb Shops                                      36,000                  871,920
Dress Barn                                     15,478(b)               371,472
Finish Line Cl A                                6,600                   95,172
Gymboree                                       34,849(b)               535,629
Linens `N Things                               29,800(b)               703,280
Lithia Motors Cl A                             12,200                  362,218
Men's Wearhouse                                75,300(b)             2,295,144
Payless ShoeSource                             20,100(b)               372,654
Pier 1 Imports                                 42,200                  525,390
Select Comfort                                 13,895(b)               268,590
Sharper Image                                  16,953(b)               227,848
Sonic Automotive                               21,100                  494,795
Talbots                                         9,800                  300,860
Too                                            29,100(b)               775,806
Trans World Entertainment                      14,700(b)               109,662
United Auto Group                               5,700                  192,375
Zale                                           12,384(b)               345,514
Total                                                               15,105,325

Textiles, Apparel & Luxury Goods (1.4%)
Cherokee                                        3,600                  120,024
Columbia Sportswear                             4,800(b)               222,720
Cutter & Buck                                  33,500                  462,300
Fossil                                         24,482(b)               538,359
K-Swiss Cl A                                   45,872                1,405,519
Kellwood                                        8,551                  209,328
Kenneth Cole
  Productions Cl A                             27,300                  782,145
Polo Ralph Lauren                               9,000                  445,950
Steven Madden                                  11,000(b)               257,950
Stride Rite                                    60,000                  774,000
Wolverine World Wide                           17,900                  377,153
Total                                                                5,595,448

Common Stocks (continued)
Issuer                                          Shares                 Value(a)

Thrifts & Mortgage Finance (2.1%)
Accredited Home
  Lenders Holding                              27,149(b)            $1,087,589
Anchor BanCorp Wisconsin                        8,200                  249,854
Bank Mutual                                    26,000                  284,700
BankAtlantic Bancorp Cl A                      43,700                  745,085
BankUnited Financial Cl A                      19,449                  458,996
Berkshire Hills Bancorp                         8,429                  271,835
Brookline Bancorp                              22,169                  342,289
Commercial Capital Bancorp                     14,000                  251,020
Corus Bankshares                               10,700                  622,633
Doral Financial                                 7,500(c)               107,550
Downey Financial                                1,300                   82,394
Federal Agricultural Mtge Cl C                  8,200                  191,552
Fidelity Bankshares                            18,788                  565,707
First Financial Holdings                        4,100                  127,141
First Niagara
  Financial Group                             106,969                1,515,752
Flagstar Bancorp                                5,700                   98,325
KNBT Bancorp                                   11,100                  185,925
NetBank                                        25,820                  223,601
PFF Bancorp                                    35,658                1,060,112
TierOne                                         8,800                  248,336
Total                                                                8,720,396

Tobacco (0.1%)
Vector Group                                   10,300                  206,000

Trading Companies & Distributors (0.7%)
Applied Industrial
  Technologies                                 15,109                  542,564
GATX                                           23,700                  960,561
Hughes Supply                                  28,557                  903,829
Lawson Products                                 2,200                   85,580
NuCO2                                           8,088(b)               202,524
Total                                                                2,695,058

Transportation Infrastructure (0.2%)
Sea Containers Cl A                            61,000(c)               658,800

Wireless Telecommunication Services (0.3%)
Alamosa Holdings                               12,931(b)               223,706
Leap Wireless Intl                              7,943(b)               271,333
Price Communications                           25,000(b)               417,501
UbiquiTel                                      21,614(b)               187,393
Total                                                                1,099,933

Total Common Stocks
(Cost: $323,189,687)                                              $359,350,278

Other (--%)
Issuer                                          Shares                 Value(a)

Air France ADR
  Warrants                                     51,500(b,c,e)           $20,600

Total Other
(Cost: $--)                                                            $20,600

Short-Term Securities (12.8%)
Issuer                 Effective                Amount                 Value(a)
                         yield                payable at
                                               maturity

Commercial Paper
Alpine Securitization
  09-01-05                3.56%            $8,500,000(d)            $8,499,159
Chariot Funding LLC
  09-21-05                3.54             10,000,000(d)             9,979,409
CIESCO LLC
  10-04-05                3.62             10,000,000(d)             9,965,906
Citibank Credit Card Dakota Nts
  09-19-05                3.54              5,000,000(d)             4,990,685
General Electric Capital
  09-01-05                3.56              4,400,000                4,399,565
Morgan Stanley & Co
  09-01-05                3.57              6,100,000                6,099,395
Thunder Bay Funding LLC
   09-01-05               3.55              8,800,000(d)             8,799,132

Total Short-Term Securities
(Cost: $52,738,472)                                                $52,733,251

Total Investments in Securities
(Cost: $375,928,159)(f)                                           $412,104,129

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
223   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Small Cap Value Fund

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2005, the value of foreign securities represented 6.5% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $42,234,291 or 10.2% of net assets.

(e) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at Aug. 31, 2005, is as follows:

       Security                           Acquisition                     Cost
                                             dates

       Air France ADR
         Warrants                          05-05-04                        $--

(f) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $376,897,534 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                    $ 48,913,082
       Unrealized depreciation                                     (13,706,487)
                                                                   -----------
       Net unrealized appreciation                                $ 35,206,595
                                                                  ------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
224   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Investments in Securities

RiverSource VP - Strategy Aggressive Fund

Aug. 31, 2005

(Percentages represent value of investments compared to net assets)

Common Stocks (96.5%)
Issuer                                          Shares                 Value(a)

Aerospace & Defense (2.6%)
Precision Castparts                            82,500               $7,976,100
Rockwell Collins                              210,100               10,112,113
Total                                                               18,088,213

Air Freight & Logistics (2.2%)
CH Robinson Worldwide                         123,000                7,595,250
UTI Worldwide                                 104,000(c)             7,847,840
Total                                                               15,443,090

Biotechnology (8.3%)
Amylin Pharmaceuticals                        222,100(b,d)           7,273,775
Genzyme                                       178,900(b)            12,732,313
Gilead Sciences                               408,300(b)            17,556,900
Invitrogen                                    161,355(b)            13,671,609
OSI Pharmaceuticals                           159,000(b)             5,215,200
Total                                                               56,449,797

Capital Markets (1.4%)
Green Hill & Co LLC                            96,900                3,897,318
Investors Financial Services                  169,300                5,945,816
Total                                                                9,843,134

Chemicals (1.5%)
Rohm & Haas                                   229,400                9,958,254

Commercial Services & Supplies (5.3%)
ChoicePoint                                    84,300(b)             3,618,999
Cintas                                        113,200                4,669,500
Corporate Executive Board                     159,702               12,899,131
ITT Educational Services                       68,000(b)             3,457,120
Manpower                                      263,939               11,893,091
Total                                                               36,537,841

Communications Equipment (1.3%)
Juniper Networks                              394,312(b)             8,966,655

Computers & Peripherals (4.7%)
NCR                                           234,600(b)             8,028,012
Network Appliance                             651,700(b)            15,471,358
SanDisk                                       229,737(b)             8,920,688
Total                                                               32,420,058

Diversified Financial Services (1.3%)
CapitalSource                                 450,460(b,d)           8,919,108

Energy Equipment & Services (4.6%)
BJ Services                                    75,600                4,768,848
Nabors Inds                                   129,500(b,c)           8,676,500
Natl Oilwell Varco                             78,900(b)             5,066,169
Precision Drilling                            212,833(b,c)          10,035,076
Tidewater                                      74,850                3,333,819
Total                                                               31,880,412

Common Stocks (continued)
Issuer                                          Shares                 Value(a)

Health Care Equipment & Supplies (7.7%)
Beckman Coulter                               107,000               $5,969,530
Cooper Companies                               73,400                5,033,038
CR Bard                                       231,100               14,866,663
Foxhollow Technologies                         88,900(b,d)           4,080,510
Gen-Probe                                     147,400(b)             6,709,648
Kinetic Concepts                              109,300(b)             5,989,640
St. Jude Medical                              229,500(b)            10,534,050
Total                                                               53,183,079

Health Care Providers & Services (8.4%)
Caremark Rx                                   443,100(b)            20,706,062
Community Health Systems                      353,800(b)            13,030,454
PacifiCare Health Systems                      30,900(b)             2,329,242
Quest Diagnostics                              78,200                3,908,436
WellChoice                                    245,800(b)            17,476,380
Total                                                               57,450,574

Hotels, Restaurants & Leisure (2.9%)
GTECH Holdings                                335,100                9,577,158
Starbucks                                     206,400(b)            10,121,856
Total                                                               19,699,014

Household Durables (1.5%)
Harman Intl Inds                               64,000                6,617,600
Lennar Cl A                                    64,600                4,011,660
Total                                                               10,629,260

Household Products (1.7%)
Church & Dwight                               302,600               11,547,216

Insurance (2.0%)
Assurant                                      161,600                6,032,528
IPC Holdings                                  101,100(c)             3,972,219
United America
  Indemnity Cl A                              222,100(b,c)           3,986,695
Total                                                               13,991,442

Internet Software & Services (1.6%)
Akamai Technologies                           137,400(b)             1,901,616
VeriSign                                      414,900(b)             9,044,820
Total                                                               10,946,436

IT Services (5.1%)
Affiliated Computer
  Services Cl A                               205,500(b)            10,675,725
Alliance Data Systems                         267,200(b)            11,241,104
DST Systems                                    75,300(b)             4,043,610
Paychex                                       119,100                4,064,883
VeriFone Holdings                             215,700(b)             4,734,615
Total                                                               34,759,937

Machinery (1.6%)
Danaher                                       202,600               10,851,256

Common Stocks (continued)
Issuer                                          Shares                 Value(a)

Media (2.2%)
EW Scripps Cl A                               144,200               $7,210,000
Univision
  Communications Cl A                         186,400(b)             5,014,160
XM Satellite Radio
  Holdings Cl A                                77,400(b)             2,728,350
Total                                                               14,952,510

Metals & Mining (2.0%)
Peabody Energy                                191,000               13,688,970

Oil & Gas (7.6%)
Apache                                        121,400                8,694,668
Chesapeake Energy                             242,400                7,662,264
EOG Resources                                 213,000               13,595,790
Pioneer Natural Resources                     172,900                8,541,260
XTO Energy                                    343,100               13,655,380
Total                                                               52,149,362

Pharmaceuticals (2.0%)
Barr Pharmaceuticals                           78,000(b)             3,557,580
MGI PHARMA                                    118,200(b)             3,186,672
Sepracor                                      144,700(b)             7,263,940
Total                                                               14,008,192

Semiconductors & Semiconductor Equipment (7.9%)
ASML Holding                                  382,100(b,c)           6,457,490
Broadcom Cl A                                 110,600(b)             4,811,100
KLA-Tencor                                    176,900                8,979,444
Marvell Technology Group                      414,800(b,c)          19,574,412
Microchip Technology                          135,800                4,226,096
Photronics                                    137,340(b)             2,852,552
Skyworks Solutions                            566,600(b)             4,272,164
Xilinx                                        115,700                3,250,013
Total                                                               54,423,271

Software (4.0%)
Autodesk                                      207,900                8,981,280
Fair Isaac                                    189,800                7,757,126
Mercury Interactive                           184,425(b)             6,762,865
NAVTEQ                                         78,500(b)             3,653,390
Total                                                               27,154,661

Specialty Retail (1.7%)
Advance Auto Parts                             96,200(b)             5,861,466
Chico's FAS                                   165,200(b)             5,734,092
Total                                                               11,595,558

Textiles, Apparel & Luxury Goods (1.5%)
Coach                                         303,300(b)            10,066,527

Trading Companies & Distributors (1.9%)
Fastenal                                      217,800               13,194,324

Total Common Stocks
(Cost: $484,470,317)                                              $662,798,151

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
225   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Strategy Aggressive Fund

Bond (0.3%)
Issuer                  Coupon                 Principal               Value(a)
                         rate                   amount
Federal Farm Credit Bank
   03-15-06               2.50%            $2,000,000               $1,985,358

Total Bond
(Cost: $1,999,422)                                                  $1,985,358

Short-Term Securities (6.2%)(e)
Issuer                 Effective                Amount                 Value(a)
                         yield                payable at
                                               maturity

U.S. Government Agency (2.8%)
Federal Natl Mtge Assn Disc Nt
   09-07-05               3.25%           $18,900,000              $18,888,057

Short-Term Securities (continued)
Issuer                 Effective                Amount                 Value(a)
                         yield                payable at
                                               maturity

Commercial Paper (3.4%)
Alpine Securitization
  09-01-05                3.56%            $4,000,000(f)            $3,999,604
Rabobank USA Financial
  09-09-05                3.50             15,000,000               14,986,875
Thunder Bay Funding LLC
  09-01-05                3.47              5,000,000(f)             4,999,518
Total                                                               23,985,997

Total Short-Term Securities
(Cost: $42,878,096)                                                $42,874,054

Total Investments in Securities
(Cost: $529,347,835)(g)                                           $707,657,563

Notes to Investments in Securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Aug. 31, 2005, the value of foreign securities represented 8.8% of net assets.

(d) At Aug. 31, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.6% of net assets. See Note 6 to the financial statements. 3.6% of net assets is the Fund's cash equivalent position.

(f) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Aug. 31, 2005, the value of these securities amounted to $8,999,122 or 1.3% of net assets.

(g) At Aug. 31, 2005, the cost of securities for federal income tax purposes was $529,615,824 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                    $192,478,501
       Unrealized depreciation                                     (14,436,762)
                                                                   -----------
       Net unrealized appreciation                                $178,041,739
                                                                  ------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.riversource.com/investments.

--------------------------------------------------------------------------------
226   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

Fund Expenses Examples

(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Aug. 31, 2005.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of each table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.

RiverSource VP - Balanced Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,016.50              $4.22(c)                 .83%
Hypothetical (5% return before expenses)      $1,000                $1,021.02              $4.23(c)                 .83%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +1.65% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual expenses paid would have been $4.32 and the hypothetical expenses paid would have been $4.33.

RiverSource VP - Cash Management Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,012.30              $3.55(c)                 .70%
Hypothetical (5% return before expenses)      $1,000                $1,021.68              $3.57(c)                 .70%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +1.23% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual expenses paid would have been $3.70 and the hypothetical expenses paid would have been $3.72.

--------------------------------------------------------------------------------
227   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Core Bond Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,022.10              $4.84(c)                 .95%
Hypothetical (5% return before expenses)      $1,000                $1,020.42              $4.84(c)                 .95%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +2.21% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. Ameriprise Financial and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.95%. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

RiverSource VP - Diversified Bond Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,022.90              $4.18(c)                 .82%
Hypothetical (5% return before expenses)      $1,000                $1,021.07              $4.18(c)                 .82%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +2.29% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual expenses paid would have been $4.28 and the hypothetical expenses paid would have been $4.28.

RiverSource VP - Diversified Equity Income Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,055.20              $4.35(c)                 .84%
Hypothetical (5% return before expenses)      $1,000                $1,020.97              $4.28(c)                 .84%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +5.52% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual expenses paid would have been $4.45 and the hypothetical expenses paid would have been $4.38.

RiverSource VP - Emerging Markets Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,045.30              $8.09(c)                1.57%
Hypothetical (5% return before expenses)      $1,000                $1,017.29              $7.98(c)                1.57%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +4.53% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. Ameriprise Financial and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.75%. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual expenses paid would have been $7.99 and the hypothetical expenses paid would have been $7.88.

--------------------------------------------------------------------------------
228   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Global Bond Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                  $989.40              $5.42(c)                1.08%
Hypothetical (5% return before expenses)      $1,000                $1,019.76              $5.50(c)                1.08%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of -1.06% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual expenses paid would have been $5.52 and the hypothetical expenses paid would have been $5.60.

RiverSource VP - Global Inflation Protected Securities Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,027.60              $3.83(c)                 .75%
Hypothetical (5% return before expenses)      $1,000                $1,021.42              $3.82(c)                 .75%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +2.76% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. Ameriprise Financial and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.75%. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above.

RiverSource VP - Growth Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,072.50              $4.91(c)                 .94%
Hypothetical (5% return before expenses)      $1,000                $1,020.47              $4.79(c)                 .94%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +7.25% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual expenses paid would have been $4.96 and the hypothetical expenses paid would have been $4.84.

RiverSource VP - High Yield Bond Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,015.70              $4.22(c)                 .83%
Hypothetical (5% return before expenses)      $1,000                $1,021.02              $4.23(c)                 .83%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +1.57% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual expenses paid would have been $4.32 and the hypothetical expenses paid would have been $4.33.

--------------------------------------------------------------------------------
229   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Income Opportunities Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,013.90              $5.03(c)                 .99%
Hypothetical (5% return before expenses)      $1,000                $1,020.21              $5.04(c)                 .99%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +1.39% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. Ameriprise Financial and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.99%. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual and hypothetical expenses paid would have been the same as those expenses presented in the table above.

RiverSource VP - International Opportunity Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,030.80              $5.43(c)                1.06%
Hypothetical (5% return before expenses)      $1,000                $1,019.86              $5.40(c)                1.06%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +3.08% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual expenses paid would have been $5.53 and the hypothetical expenses paid would have been $5.50.

RiverSource VP - Large Cap Equity Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,033.00              $4.25(c)                 .83%
Hypothetical (5% return before expenses)      $1,000                $1,021.02              $4.23(c)                 .83%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +3.30% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual expenses paid would have been $4.30 and the hypothetical expenses paid would have been $4.28.

RiverSource VP - Large Cap Value Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,011.50              $5.32(c)                1.05%
Hypothetical (5% return before expenses)      $1,000                $1,019.91              $5.35(c)                1.05%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +1.15% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. Ameriprise Financial and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.05%. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

--------------------------------------------------------------------------------
230   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Mid Cap Growth Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,104.80              $4.35(c)                 .82%
Hypothetical (5% return before expenses)      $1,000                $1,021.07              $4.18(c)                 .82%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +10.48% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. Ameriprise Financial and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.10%. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

RiverSource VP - Mid Cap Value Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005           the period             expense ratio
Actual(a)                                     N/A                      N/A                 N/A                       N/A
Hypothetical (5% return before expenses)      N/A                      N/A                 N/A                       N/A

(a) The values and expenses paid are not presented because the Fund does not have a full six months of history. The inception date for the Fund is May 2, 2005.

RiverSource VP - New Dimensions Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,009.60              $3.70(c)                 .73%
Hypothetical (5% return before expenses)      $1,000                $1,021.53              $3.72(c)                 .73%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +0.96% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual expenses paid would have been $3.75 and the hypothetical expenses paid would have been $3.77.

RiverSource VP - S&P 500 Index Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,020.70              $2.55(c)                 .50%
Hypothetical (5% return before expenses)      $1,000                $1,022.68              $2.55(c)                 .50%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +2.07% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. Ameriprise Financial and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses will not exceed 0.50%. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

--------------------------------------------------------------------------------
231   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Select Value Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,032.90              $5.89(c)                1.15%
Hypothetical (5% return before expenses)      $1,000                $1,019.41              $5.85(c)                1.15%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +3.29% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. Ameriprise Financial and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.15%. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

RiverSource VP - Short Duration U.S. Government Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,013.80              $4.21(c)                 .83%
Hypothetical (5% return before expenses)      $1,000                $1,021.02              $4.23(c)                 .83%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +1.38% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual expenses paid would have been $4.31 and the hypothetical expenses paid would have been $4.33.

RiverSource VP - Small Cap Advantage Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,044.70              $4.95(c)                 .96%
Hypothetical (5% return before expenses)      $1,000                $1,020.37              $4.89(c)                 .96%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +4.47% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual expenses paid would have been $5.05 and the hypothetical expenses paid would have been $4.99.

RiverSource VP - Small Cap Value Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,035.10              $6.51(c)                1.27%
Hypothetical (5% return before expenses)      $1,000                $1,018.80              $6.46(c)                1.27%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +3.51% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. Ameriprise Financial and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Aug. 31, 2006, unless sooner terminated at the discretion of the Board. Under this expense cap/fee waiver agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.30%. If the revised fee schedule under the Administrative Services Agreement and the cap/fee waiver agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

--------------------------------------------------------------------------------
232   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource VP - Strategy Aggressive Fund

                                           Beginning                Ending                Expenses
                                         account value           account value           paid during             Annualized
                                         March 1, 2005           Aug. 31, 2005          the period(a)           expense ratio
Actual(b)                                     $1,000                $1,053.90              $4.30(c)                 .83%
Hypothetical (5% return before expenses)      $1,000                $1,021.02              $4.23(c)                 .83%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Based on the actual return of +5.39% for the six months ended Aug. 31, 2005.

(c) Effective Oct. 1, 2005, the Fund's Board of Directors approved a change to the fee schedule under the Administrative Services Agreement between Ameriprise Financial and the Fund. If the revised fee schedule under the Administrative Services Agreement had been in place for the entire six-month period ended Aug. 31, 2005, the actual and hypothetical expenses paid would have been the same as those presented in the table above.

--------------------------------------------------------------------------------
233 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- ANNUAL REPORT

RiverSource Variable Portfolio Funds
70100 Ameriprise Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by IDS Life Insurance Company. Member NASD. Insurance and Annuities are issued by IDS Life Insurance Company.

S-6466 Y (10/05)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Variable Portfolio Investment Series, Inc. were as follows:

                        2005 - $208,800;                      2004 - $212,209

(b) Audit - Related Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Variable Portfolio Investment Series, Inc. were as follows:

                        2005 - $1,829;                        2004 - $1,682

(c) Tax Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for tax compliance related services for AXP Variable Portfolio Investment Series, Inc. were as follows:

                        2005 - $18,700;                       2004 - $18,885

(d) All Other Fees. The fees paid for the years ended Aug. 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Variable Portfolio Investment Series, Inc. were as follows:

                        2005 - $3,924;                        2004 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2005 and 2004 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Aug. 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2005 - None;                                2004 - None

         The fees paid for the years ended Aug. 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2005 - $87,000;                       2004 - $126,900

(h) 100% of the services performed in item (g) above during 2005 and 2004 were pre-approved by the audit committee.

 *2004 represents bills paid 9/1/03 - 8/31/04
  2005 represents bills paid 9/1/04 - 8/31/05

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Variable Portfolio - Investment Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          November 1, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          November 1, 2005


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          November 1, 2005